UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22613

Jackson Variable Series Trust
(Exact name of registrant as specified in charter)

1 Corporate Way, Lansing, Michigan,			48951
(Address of principal executive offices)			(Zip code)

Mark D. Nerud Jackson National Asset Management, LLC 225 West Wacker Drive, Suite 1200 Chicago, Illinois 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 338-5800

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

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ANNUAL REPORT

December 31, 2016

Jackson Variable Series Trust®

• Master Feeder Funds and Funds of Funds

• Sub-Advised Funds

This report is for the general information of qualified plan participants, as well as contract/policy owners of the PerspectiveSM, Perspective II®, Perspective AdvisorsSM, Perspective Advisory, Perspective Advisors IISM, Perspective L Series, Perspective Rewards®, Perspective AdvantageSM, Perspective Focus®, Fifth Third Perspective, Elite Access®, Perspective II (New York), Perspective Advisors II (New York), Perspective L Series (New York), Perspective Advisors (New York), Perspective Focus (New York), Perspective Rewards (New York) and Elite Access (New York). Not all the portfolios are available in all of the products. Jackson is the marketing name for Jackson National Life Insurance Company (Home Office: Lansing, Michigan) and Jackson National Life Insurance Company of New York® (Home Office: Purchase, New York).

Issued by Jackson National Life Insurance Company 1 Corporate Way, Lansing, MI 48951

1 Corporate Way
Lansing, MI 48951

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Variable Products issued by Jackson National Life Insurance Company® and distributed by Jackson National Life Distributors LLC, member FINRA. 800/873-5654

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

December 31, 2016

President’s Letter

Dear Investor,

Enclosed is the annual report for the Jackson Variable Series Trust Master Feeder Funds and Funds of Funds for the year ended December 31, 2016, together with Management’s Discussion of Fund Performance for each of the Funds.

Looking at the final results for 2016, it seemed liked a pretty solid year. Most major indices ended the year in positive territory, with the broader U.S. equity market up double-digits and small-cap stocks surging during the last month and a half of the year to finish more than 20% higher. Not to be outdone, the investment grade U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, delivered a more than respectable return of 2.65% overall, with high-yield bonds shaking off a rocky start to the year to rise 17.13% for the year, as measured by the Bloomberg Barclay’s U.S. Corporate High Yield Index. While international developed markets were up a relatively lackluster 1.00%, emerging market equities produced double-digit gains as measured by the MSCI EAFE Index and MSCI Emerging Markets Index, respectively.

Those pleasing annual results, however, masked what was actually a challenging environment of sudden reversals and market shocks throughout 2016, with shifts in sentiment and returns. The year began with the unexpected devaluation of the Chinese Yuan, continued decline in oil prices and concerns of weak economic growth that sent stocks down more than 10% to start the year before soothing words from the U.S. Federal Reserve (“Fed”) sparked a sharp recovery by the end of the first quarter. A rally then ensued, especially in fixed income markets, before the jolt of Brexit—the UK vote to leave the European Union—at the end of June rattled markets once more, though only briefly. Negative interest rates from global central banks, fears of renewed Fed rate hikes, U.S. Dollar strength, China weakness and tepid global economic growth all seemed to move markets up and down leading up to the election of Donald Trump in November. Whether the election results were a surprise or not, the market reaction certainly was unexpected as investors embraced the promise of less regulation, tax reform, and potential infrastructure spending to send stocks soaring and bonds plummeting as yields on 10-year U.S. Treasuries rose more than 50 basis points within a matter of weeks on fears of “reflationary” factors and potentially greater government debt.

The markets in 2016 reminded investors of the need for diversification and maintaining investment discipline. Expectations, outlooks, and allocations that looked like sure things at one point in time were turned on their heads as quickly as the next quarter, causing potential pitfalls for investors prone to chase short-term performance. The dispersion of returns within and between market capitalizations, investment styles and asset classes widened in 2016. Large-cap value stocks, as represented by the Russell 1000 Value Index, outperformed large-cap growth stocks, as represented by the Russell 1000 Growth Index, for the first time in years, and by the significant margin of 17.34% to 7.08%,respectively.

Yes, diversification offers investors the opportunity to participate in what’s working in the markets, but that’s not its primary function. Diversification means not having all of one’s eggs, or most of one’s eggs, in a basket that’s just been knocked off the table. It’s a prudent, long-term framework for building wealth steadily over time to smooth over the turmoil and turbulence of periods like 2016, with an investor only needing to keep their eye on the end goal and not the potentially stomach-churning roller coaster ride along the way. It’s not glamourous. Few people can boast of the benefits of diversification with gaudy yearly performance numbers at cocktail parties. But it’s simple and it can get the job done.

At Jackson, we aim to provide the tools for our investors to build well diversified portfolios. We offer a wide array of Funds across asset classes and investment styles so that investors have the ability to diversify in a way that suits their personal risk tolerance and goals. We choose subadvisors with different approaches and strategies, from small boutique firms to larger household names, each unique in how they apply their investment process and view the markets in which they operate. We offer passive and actively-managed Fund options. All of these characteristics support and benefit from diversification to allow for the creation of a portfolio suited to any kind of investor.

In addition, we offer numerous alternative strategies. Alternatives delivered positive, albeit tepid, returns in 2016, and have struggled in recent years in large part owing to easing monetary policy from central banks that have allowed traditional asset classes to flourish. Alternatives, in our view, still have a role to play in investor portfolios, however. It is often the case that just when something looks like it is no longer needed is when it is needed most. In an uncertain and dynamic environment, such as security markets, we believe that the ability to be different and a little contrarian can be a helpful diversifier as well.

Looking ahead to 2017, it remains to be seen whether the initial post-election confidence and enthusiasm for the “Trumpsition” will last or if markets will shift focus to unknowns associated with the new administration. To be sure, the promise of less regulation and tax reform can be powerful tools to reignite economic growth in the U.S. Of course, the devil is in the details and much work still needs to be done to turn those promises into reality. Add to that, political uncertainty within the European Union and potential fallout from trade policy changes and the path ahead is unknown. But the future is never certain and that is why it is important for investors to focus on what they can control. In our opinion, investors would do well to consider a diverse lineup of high quality managers with the expertise and adaptability to understand the trade-off between risk and reward, likely a key driver of returns going forward.

Thank you for choosing Jackson for your investment needs.

Mark D. Nerud

President and Chief Executive Officer

Jackson Variable Series Trust

1

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds Market Summary (Unaudited)

Major Indices Returns for the Year Ended December 31, 2016

Domestic Equity		Developed International Equity
S&P 500 Index	11.96%	MSCI All Country World ex-U.S. Index	4.50%
Russell 1000 Index	12.05	MSCI EAFE Index	1.00
Russell 2000 Index	21.31
Russell 3000 Index	12.74	Emerging Markets
		MSCI Emerging Markets Index	11.19%
Fixed Income
Bloomberg Barclays Global Aggregate Bond Index	2.09%	Alternative Assets
Bloomberg Barclays U.S. Aggregate Bond Index	2.65	Bloomberg Commodity Index	11.77%
Bloomberg Barclays U.S. Corporate High Yield Bond Index	17.13	FTSE EPRA/NAREIT Developed Index	4.99

		Alternative Strategy
		Wilshire Liquid Alternative Index	2.29%

Domestic Equity: It was the year of sudden reversals as exogenous shocks hit the U.S. equity market throughout 2016. The year began on a sour note with a sharp decline in risk assets owing to a free-fall in oil prices, an unexpected devaluation of the Chinese Yuan, and weakening global growth. This caused the U.S. Federal Reserve (“Fed”) to back away from its promise of four rate increases for the year, thus soothing market concerns. After a double-digit drop, U.S. equities rebounded with oil prices to recoup their losses by the end of the first quarter. This recovery was then jarred by the “Brexit” vote in the U.K. to exit the European Union, sending stocks plummeting again for several days towards the end of June. The market overcame this as well to recover once more before settling into a sluggish and flat summer of complacency before fear of a Fed rate hike roiled markets after Labor Day. Finally, the unexpected election of Donald Trump in November filled the U.S. equity market with confidence, fueling a major rally through the end of the year. Notable themes in 2016 included the return of lower correlations between sectors and stocks, mainly seen in the stunning returns of small-cap stocks, as measured by the Russell 2000 Index and value-oriented stocks significantly outperforming growth. Energy rebounded strongly from a rough start to the year to become the market leader, with financials running second almost entirely from its more than 20% post-election surge. Health care was the weakest equity sector, as the only area to post negative returns.

Fixed Income: U.S. bonds flourished for much of the year, at first as an area of perceived safety amid the brutal equity sell-off to begin the year and then alongside equities into the second quarter as Treasury yields marched towards new lows amid negative interest rates in Europe and Japan. Fears of a Fed rate hike in September caused the bond market to take a breather, especially in Treasuries and interest-rate sensitive long bonds, after Labor Day. That slowdown turned into a full blown correction after the election, rattled by the prospect of “reflation” under Trump that could lead to greater government debt and higher interest rates. Core and government bonds corrected sharply, with yields on 10-Year Treasuries rising more than 0.50% within a matter of weeks with the Bloomberg Barclays U.S. Aggregate Bond Index declining -2.98% during the fourth quarter. Core bonds still finished the year in positive territory, but well off their highs. High yield was the standout area of the fixed income market, finishing the year strongly after a poor January and February. Foreign bonds, especially emerging markets debt, again significantly underperformed in the face of the continued strength of the U.S. Dollar that reduced the value of locally priced debt securities.

Developed International Equity: International stocks generally declined more, rebounded less, and were generally weak overall in 2016 compared to their U.S. counterparts. Highlighted by the Brexit vote, developed markets struggled to overcome concerns about the rise of populist political movements amid lackluster economic growth and diminishing returns from central bank policy. A move to negative interest rates during the summer in Europe and Japan more or less backfired as it did little to stimulate growth and actually caused many people to save more and spend less. Although value oriented stocks benefitted from a rebound in financials during the fourth quarter, the broader MSCI EAFE Index gained only 1.00% for the year, absent the U.S’s post-election bounce.

Emerging Markets: Emerging market equities experienced the same choppy ride as U.S. equities in 2016, only more so, but still managed to post double-digit gains. Stocks sold off sharply to begin the year, rattled by the Chinese Yuan devaluation and free-fall in commodity prices, but bottomed earlier and rebounded more quickly and strongly than the U.S. as fears about the Chinese economy diminished. A mid-year rebound in Brazil after the impeachment of Dilma Rousseff and a recovering energy sector boosted returns further until a strong U.S. Dollar fueled by rising interest rates after the presidential election cut into performance, with emerging markets finishing the year on a sour note.

Alternative Assets: Alternative assets began 2016 with a bang, but went out with a whimper. Gold, infrastructure and real estate were all up sharply amid the equity market selloff to start the year, but rising interest rates and a strong U.S. Dollar during the fourth quarter caused all three areas to lose ground during the fourth quarter. Still, returns for the year were positive and strong overall. A mid-year stabilization in commodity prices helped that sector yield decent returns in 2016 as well.

Alternative Strategy: It was a relatively modest year for alternative investment strategies with the Wilshire Liquid Alternative Index returning 2.29%. Relative value and equity hedged strategies performed well relative to the broader index, while global macro was the laggard—dragged down by a poor second half of the year from managed futures strategies.

2

Funds of Funds Jackson National Asset Management, LLC (Unaudited)

JNAM Guidance - Interest Rate Opportunities Fund, JNAM Guidance - Conservative Fund, JNAM Guidance - Moderate Fund, JNAM Guidance - Growth Fund, JNAM Guidance - Moderate Growth Fund, JNAM Guidance - Maximum Growth Fund, JNAM Guidance - Alt 100 Fund, JNAM Guidance - Equity 100 Fund, JNAM Guidance - Fixed Income 100 Fund, JNAM Guidance - Real Assets Fund (collectively “Funds of Funds”) seek to achieve their investment objectives by investing in shares of a diversified group of affiliated Underlying Funds (“Underlying Funds”). The Underlying Funds in which each Fund may invest are a separate series of Jackson Variable Series Trust, JNL Series Trust, JNL Variable Fund LLC or JNL Investors Series Trust. Each JNAM Guidance Fund’s percentage allocation among the Underlying Funds is determined by the Adviser based on long term market and economic conditions, historical and expected long term performance of each Underlying Fund, as well as diversification to control overall Fund risk exposure. The Schedules of Investments and Financial Statements for the Underlying Funds are available at www.jackson.com or on the SEC’s website at www.sec.gov.

The general theme to changes in the Guidance Funds for much of 2016 was one of navigating a challenging market environment amid changing economic conditions and key political events, including the Brexit vote and the U.S. presidential election. During the second quarter, this took the form of a reduction of domestic small and mid cap equity exposure in favor of more defensive large caps, while also trimming dedicated high yield and global bond exposure. A new position in JNL/Crescent High Income Fund was initiated in April in a number of Funds as a more conservative blend of high yield and floating rate fixed income exposure. International exposure was trimmed heading into the Brexit vote in June after a stress test revealed the potential for significant risk in the event of an exit vote. At that same time, the position in JNL/PIMCO Total Return Bond Fund was sold in favor of the more opportunistic JNL/Scout Unconstrained Bond Fund. This trade was part of a move towards more active and higher conviction underlying managers able to take advantage of bottom-up opportunities driven by reduced correlations. Finally, in December a position was initiated in JNL/PIMCO Real Return Fund across the risk-based Funds of Funds for exposure to inflation protected bonds, and we also modestly increased our exposure to JNL Multi-Manager Mid Cap Fund within equity segments of the Fund and added to select international equity managers that had been out of favor.

The rates shown parenthetically are total returns of the Underlying Fund for the period ended December 31, 2016. Total returns are not annualized for periods of less than one year. The Underlying Fund’s total return may be different than the return of the Fund of Funds as a result of purchases and sales during the year.

JNAM Guidance – Interest Rate Opportunities Fund

Composition as of December 31, 2016:
Domestic Fixed Income	51.0%
Alternative	36.0
Global Fixed Income	13.0
Total Investments	100.0%

For the year ended December 31, 2016, JNAM Guidance – Interest Rate Opportunities Fund outperformed its primary benchmark by posting a return of 4.57% compared to 2.65% for the Bloomberg Barclays U.S. Aggregate Bond. The Fund underperformed its blended benchmark return of 9.78% for the 60% Bank of America Merrill Lynch Global High Yield Index and 40% Bank of America Merrill Lynch 3-Month Libor Index. The Fund’s investment objective is to seek total return primarily through strategies that invest in fixed income oriented securities, as well as other asset classes and strategies through investment in the Underlying Funds.

The Fund underperformed its blended benchmark by -521 basis points (“bps”) for the year, despite outperforming the broader Bloomberg Barclays U.S. Aggregate Bond Index. Non-core and unconstrained fixed income strategies significantly outperformed the broad market during 2016, but couldn’t keep up with the pure high yield index that represents 60% of the Fund’s blended benchmark as high yield bonds have rallied strongly since March 2016, finishing the year up more than 16%. Thus, despite solid performances from JNL/PPM America Floating Rate Income Fund (9.42%), JNL/Eaton Vance Global Macro Absolute Return Advantage Fund (6.46%) and JNL/Crescent High Income Fund (5.50%), the fixed income sleeve lagged significantly.

The alternative sleeve didn’t offer much support as alternatives delivered modest absolute returns but failed to keep pace with the core fixed income market. A solid showing from more equity sensitive JNL/FAMCO Flex Core Covered Call Fund (8.09%) helped the sleeve outperform its money market equivalent benchmark but couldn’t overcome the lagging fixed income part of the Fund relative to the blended benchmark.

JNAM Guidance – Conservative Fund

Composition as of December 31, 2016:
Domestic Fixed Income	48.4%
Alternative	21.1
Domestic Equity	11.7
Domestic Balanced	7.8
Global Fixed Income	6.8
International Equity	1.7
Global Equity	1.5
Emerging Markets Equity	1.0
Total Investments	100.0%

For the year ended December 31, 2016, JNAM Guidance – Conservative Fund outperformed its primary benchmark by posting a return of 4.47% compared to 3.01% for the Dow Jones Conservative Index. The Fund underperformed its blended benchmark return of 4.76% for the 20% Russell 3000 Index, 5% MSCI All Country World ex U.S. Index, 55% Bloomberg Barclays U.S. Aggregate Bond Index and 20% Wilshire Liquid Alternative Index. The Fund’s investment objective is to seek the generation of income through investment in the Underlying Funds.

The Fund underperformed its blended benchmark by -29 bps for the year. Weak results from both domestic and international equities, along with alternatives, offset strong returns in the fixed income sleeve. Sizeable positions in large cap domestic equity Funds, JNL/T. Rowe Price Established Growth Fund (1.43%) and JNL/T. Rowe Price Value Fund (10.84%) lagged their respective benchmarks significantly and the broader market, while the Fund had little exposure to surging, but volatile, small cap holdings that rallied toward the end of the year. Exposure to lackluster international developed markets didn’t help, but it was a poor showing from JNL/Oppenheimer Emerging Markets Innovator Fund (-0.47%) within a strong emerging markets segment that hurt the most overseas. JNL/AQR Managed Futures Strategy Fund (-8.56%) was the biggest absolute detractor, dragging down what was otherwise a positive year for alternatives, as trend following strategies had a difficult time amid a choppy market in 2016.

An overweight allocation to non-core bond funds strongly outperformed the broader market as JNL/PPM America High Yield Bond Fund (17.23%) delivered a strong gain. Finally, JNL/DoubleLine Shiller Enhanced CAPE Fund (18.90%) was the top contributor within the domestic equity sleeve of the Fund.

JNAM Guidance – Moderate Fund

Composition as of December 31, 2016:
Domestic Fixed Income	36.2%
Alternative	21.1
Domestic Equity	19.8
Domestic Balanced	9.5
Global Fixed Income	5.0
Global Equity	4.2

3

Funds of Funds Jackson National Asset Management, LLC (Unaudited)

Emerging Markets Equity	2.2
International Equity	2.0
Total Investments	100.0%

For the year ended December 31, 2016, JNAM Guidance – Moderate Fund underperformed its benchmark by posting a return of 5.21% compared to 7.67% for the Dow Jones Moderate Index. The Fund underperformed its blended benchmark return of 5.88% for the 30% Russell 3000 Index, 10% MSCI All Country World ex U.S. Index, 40% Bloomberg Barclays U.S. Aggregate Bond Index and 20% Wilshire Liquid Alternative Index. The Fund’s investment objective is to seek a balance between the generation of income and the long term growth of capital through investment in the Underlying Funds.

The Fund underperformed its blended benchmark by -67 bps for the year. The underperformance owed mainly to weak underlying manager results within the alternatives and domestic equity sleeves of the Fund. JNL/AQR Managed Futures Strategy Fund (-8.56%) severely underperformed the overall alternatives benchmark as trend following strategies had a difficult time amid a choppy market in 2016. Sizeable positions in large cap domestic equity Funds, JNL/T. Rowe Price Established Growth Fund (1.43%) and JNL/T. Rowe Price Value Fund (10.84%) lagged their respective benchmarks significantly and the broader market, while small-cap holdings delivered strong gains but lagged their respective benchmarks as well.

An overweight allocation to non-core and unconstrained bond funds was the major contributor to performance as JNL/PPM America High Yield Bond Fund (17.23%) delivered a strong gain, and JNL/PIMCO Credit Income Fund (6.34%) and JNL/Crescent High Income Fund (5.50%) also fared relatively well. Strong performances from the JNL/Harris Oakmark Global Equity Fund (12.45%) and JNL/Lazard Emerging Markets Fund (19.28%) offset weakness in smaller positions in JNL/Lazard International Strategic Equity Fund (-5.13%) and JNL/WCM Focused International Equity Fund (0.12%) as the international equity sleeve finished flat. Finally, JNL/DoubleLine Shiller Enhanced CAPE Fund (18.90%) was the top contributor within the domestic equity sleeve of the Fund.

JNAM Guidance – Growth Fund

Composition as of December 31, 2016:
Domestic Equity	39.7%
Alternative	20.1
Domestic Fixed Income	13.0
International Equity	9.9
Global Equity	5.6
Domestic Balanced	5.0
Emerging Markets Equity	4.9
Global Fixed Income	1.8
Total Investments	100.0%

For the year ended December 31, 2016, JNAM Guidance – Growth Fund underperformed its benchmark by posting a return of 5.99% compared to 9.31% for the Dow Jones Moderately Aggressive Index. The Fund underperformed its blended benchmark return of 7.56% for the 45% Russell 3000 Index, 20% MSCI All Country World ex U.S. Index, 15% Bloomberg Barclays U.S. Aggregate Bond Index and 20% Wilshire Liquid Alternative Index. The Fund’s investment objective is to seek long term growth of capital through an allocation in stocks and other asset classes and strategies through investment in the Underlying Funds.

The Fund underperformed its blended benchmark by -157 bps for the year, as the relatively small allocation to fixed income was the only sleeve to outperform. Alternatives, as well as domestic and international equities, lagged owing to weak performances from underlying managers. JNL/AQR Managed Futures Strategy Fund (-8.56%) severely underperformed as alternatives delivered positive results overall. Within domestic equities, sizeable positions in JNL/T. Rowe Price Established Growth Fund (1.43%) and JNL/T. Rowe Price Value Fund (10.84%) lagged their respective benchmarks significantly, while small cap holdings delivered strong gains but also were well behind their respective benchmarks. Negative returns from JNL/Lazard International Strategic Equity Fund (-5.13%) and JNL/WCM Focused International Equity Fund (0.12%) dragged down strong results from JNL/Harris Oakmark Global Equity Fund (12.45%) and JNL/Lazard Emerging Markets Fund (19.28%) overseas.

An overweight allocation to non-core and unconstrained bond funds was the major contributor in fixed income. JNL/Crescent High Income Fund (5.50%) and JNL/Scout Unconstrained Bond Fund (4.53%) posted strong results, with few detractors within the sleeve. Finally, JNL/DoubleLine Shiller Enhanced CAPE Fund (18.90%) was by far the top contributor within the domestic equity sleeve of the Fund.

JNAM Guidance – Moderate Growth Fund

Composition as of December 31, 2016:
Domestic Equity	31.2%
Domestic Fixed Income	22.0
Alternative	20.9
Domestic Balanced	10.0
International Equity	5.6
Global Equity	4.5
Emerging Markets Equity	2.9
Global Fixed Income	2.9
Total Investments	100.0%

For the year ended December 31, 2016, JNAM Guidance – Moderate Growth Fund underperformed its benchmark by posting a return of 5.76% compared to 7.67% for the Dow Jones Moderate Index. The Fund underperformed its blended benchmark return of 6.98% for the 40% Russell 3000 Index, 15% MSCI All Country World ex U.S. Index, 25% Bloomberg Barclays U.S. Aggregate Bond Index and 20% Wilshire Liquid Alternative Index. The Fund’s investment objective is to seek long term growth of capital by investing in other Underlying Funds (the “Underlying Funds”) that offer a broad array of stock, bond and other asset classes and strategies.

The Fund underperformed its blended benchmark by -122 bps for the year. The underperformance owed mainly to weak underlying manager results within the alternatives and domestic equity sleeves of the Fund. JNL/AQR Managed Futures Strategy Fund (-8.56%) severely underperformed the overall alternatives benchmark as trend following strategies had a difficult time amid a choppy market in 2016. Large cap domestic equity holdings—JNL/T. Rowe Price Capital Appreciation Fund (7.77%), JNL/T. Rowe Price Established Growth Fund (1.43%), and JNL/T. Rowe Price Value Fund (10.84%)—all lagged their individual benchmarks significantly and the broader market, while small cap holdings delivered strong gains but lagged their respective benchmarks as well.

An overweight allocation to non-core and unconstrained bond funds was the major contributor to performance as JNL/PIMCO Credit Income Fund (6.34%) and JNL/Crescent High Income Fund (5.50%) outperformed the broader market. JNL/Franklin Templeton Global Multisector Bond Fund (3.82%) staged a massive rebound post-election to overcome struggles during the first three quarters of the year to outperform globally as well. Strong performances from JNL/Harris Oakmark Global Equity Fund (12.45%) and JNL/Lazard Emerging Markets Fund (19.28%) offset weakness elsewhere in international equities. Finally, the JNL/DoubleLine Shiller Enhanced CAPE Fund (18.90%) was a top contributor domestically.

JNAM Guidance – Maximum Growth Fund

Composition as of December 31, 2016:
Domestic Equity	53.1%
International Equity	14.4
Alternative	12.1
Domestic Fixed Income	7.0
Global Equity	6.4
Emerging Markets Equity	5.9
Global Fixed Income	1.1
Total Investments	100.0%

4

Funds of Funds Jackson National Asset Management, LLC (Unaudited)

For the year ended December 31, 2016, JNAM Guidance – Maximum Growth Fund underperformed its benchmark by posting a return of 7.08% compared to 9.31% for the Dow Jones Moderately Aggressive Index. The Fund underperformed its blended benchmark return of 8.69% for the 55% Russell 3000 Index, 25% MSCI All Country World ex U.S. Index, 10% Bloomberg Barclays U.S. Aggregate Bond Index and 10% Wilshire Liquid Alternative Index. The Fund’s investment objective is to seek long term growth of capital through an allocation in stocks and other asset classes and strategies through investment in the Underlying Funds.

The Fund underperformed its blended benchmark by -161 bps for the year, as the relatively small allocation to fixed income was the only portion to outperform. Alternatives, as well as domestic and international equities, lagged owing to weak performances from underlying managers. JNL/AQR Managed Futures Strategy Fund (-8.56%) and JNL/Invesco Global Real Estate Fund (2.42%) both posted negative returns for the Fund as alternatives delivered positive results overall. Within domestic equities, sizeable positions in JNL/T. Rowe Price Established Growth Fund (1.43%) and JNL/T. Rowe Price Value Fund (10.84%) lagged their individual benchmarks significantly, while small-cap holdings delivered strong gains but also were well behind their respective benchmarks. Negative returns from JNL/Lazard International Strategic Equity Fund (-5.13%) and JNL/WCM Focused International Equity Fund (0.12%) dragged down strong results from JNL/Harris Oakmark Global Equity Fund (12.45%) and JNL/Lazard Emerging Markets Fund (19.28%) overseas.

An overweight allocation to non-core and unconstrained bond funds was the major contributor in fixed income. JNL/Crescent High Income Fund (5.50%) and JNL/Scout Unconstrained Bond Fund (4.53%) posted strong results, with few detractors within the sleeve. Finally, JNL/DoubleLine Shiller Enhanced CAPE Fund (18.90%) was by far the top contributor within domestic equity.

JNAM Guidance – Alt 100 Fund

Composition as of December 31, 2016:
Alternative	93.9%
Domestic Fixed Income	6.1
Total Investments	100.0%

For the year ended December 31, 2016, JNAM Guidance – Alt 100 Fund underperformed its benchmark by posting a return of 0.10% compared to 2.29% for the Wilshire Liquid Alternative Index. The Fund’s investment objective is to seek long term growth of capital through investment in other Underlying Funds. Under normal market conditions, the Fund may allocate 100% of its assets to the Underlying Funds that invest in non-traditional asset classes.

The Fund underperformed the benchmark by -219 bps largely due to manager selection. JNL/AQR Managed Futures Strategy Fund (-8.56%) severely underperformed the overall alternatives benchmark as trend following strategies had a difficult time amid a choppy market in 2016. JNL/Neuberger Berman Currency Fund (-1.60%) also posted a negative return in a year that alternatives delivered positive results overall. In addition, the sale of JNL/PPM America Long Short Credit Fund and JNL/Red Rocks Listed Private Equity Fund during the first half of the year in a move to hedge risk more effectively in the Fund ultimately detracted from results as both of those strategies rallied strongly after the U.S. presidential election sent riskier assets higher.

Top contributors for the year included a sizeable position in JNL/Eaton Vance Global Macro Absolute Return Advantage Fund (6.46%), which significantly outperformed the broader alternative benchmark, and a small position in JNL/Brookfield Global Infrastructure and MLP Fund (12.58%), which was the top performer in the Fund.

JNAM Guidance – Equity 100 Fund

Composition as of December 31, 2016:
Domestic Equity	52.0%
International Equity	23.2
Domestic Balanced	10.0
Global Equity	8.5
Emerging Markets Equity	6.3
Total Investments	100.0%

For the year ended December 31, 2016, JNAM Guidance – Equity 100 Fund underperformed its benchmark by posting a return of 6.57% compared to 7.87% for the MSCI All Country World Index. The Fund’s investment objective is to seek long term growth of capital through investment in the Underlying Funds with an equity orientation.

The Fund underperformed the benchmark by -130 bps for the year, as the positive effects of an overweight to domestic equities was outweighed by poor results from developed international markets and manager selection. Negative returns from JNL/Lazard International Strategic Equity Fund (-5.13%) and JNL/Epoch Global Shareholder Yield Fund (7.16%) hurt further within a foreign developed market segment that lagged the U.S. market significantly. Manager selection within domestic equities detracted as core holdings in JNL/T. Rowe Price Established Growth Fund (1.43%) and JNL/T. Rowe Price Capital Appreciation Fund (7.77%) lagged their peers and the broader benchmark, overcoming positive manager selection elsewhere. A small position in JNL Multi-Manager Small Cap Value Fund (23.78%) added to absolute returns, but not as much as it could have given that it notably trailed its individual benchmark, the Russell 2000 Value Index, which returned 31.74% for the year.

Positive manager selection within U.S. equities came from JNL/DoubleLine Shiller Enhanced CAPE Fund (18.90%) and JNL/The London Company Focused U.S. Equity Fund (16.65%), the latter rebounding nicely from a disappointing 2015. JNL/Harris Oakmark Global Equity Fund (12.45%) and JNL/Lazard Emerging Markets Fund (19.28%) were the top performers internationally.

JNAM Guidance – Fixed Income 100 Fund

Composition as of December 31, 2016:
Domestic Fixed Income	78.6%
Global Fixed Income	17.4
Alternative	4.0
Total Investments	100.0%

For the year ended December 31, 2016, JNAM Guidance – Fixed Income 100 Fund outperformed its benchmark by posting a return of 4.50% compared to 2.65% for the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s investment objective is to seek income and total return through investment in the Underlying Funds with a fixed income orientation.

The Fund outperformed the benchmark by 185 bps on positive results from an overweight allocation to non-core fixed income strategies and manager selection. Every manager except one that was in the Fund for the full year outperformed the broader benchmark as a bias toward less interest-rate-sensitive approaches bore fruit when rates shot up toward the end of the year. A core position in JNL/PIMCO Credit Income Fund (6.34%) was a top contributor, as were smaller positions in the surging high yield sector, namely JNL/PPM America High Yield Bond Fund (17.23%) and JNL/Crescent High Income (5.50%), a new position added in April.

Top holding JNL/DoubleLine Total Return Fund (2.05%) was the main detractor, as it is a Fund of mostly mortgage backed securities and lagged the benchmark. JNL/Franklin Templeton Global Multisector Bond Fund (3.82%) was also a detractor despite its huge rebound in the fourth quarter, as it ultimately trailed the Fund’s overall returns. Finally, a new position in JNL/PIMCO Real Return Fund mildly detracted as Treasury inflation protected securities (“TIPS”) pulled back at the end of the year.

5

Funds of Funds Jackson National Asset Management, LLC (Unaudited)

JNAM Guidance – Real Assets Fund

Composition as of December 31, 2016:
Alternative	66.1%
Domestic Fixed Income	33.9
Total Investments	100.0%

For the year ended December 31, 2016, JNAM Guidance – Real Assets Fund outperformed its benchmark by posting a return of 12.65% compared to 4.69% for the Bloomberg Barclays U.S. TIPS Index. The Fund outperformed its blended benchmark return of 7.41% for the 33% FTSE EPRA/NAREIT Developed Index, 33% Bloomberg Commodity Index and 34% Bloomberg Barclays U.S. TIPS Index. The Fund’s investment objective is to seek long term real return through an allocation in stocks and other asset classes and strategies through investment in the Underlying Funds.

The Fund strongly outperformed during the year beating its blended benchmark by 524 bps. Strong underlying performance overcame an underweight position in the commodities sleeve, while an allocation to an infrastructure alternatives manager and an underweight to real estate were strong positives as well. JNL/Van Eck International Gold Fund (53.05%) was the top performer and contributor by far as gold mining stocks rallied hard on economic turmoil that led to a surge in gold prices. Other top individual contributors were JNL/BlackRock Natural Resources Fund (26.52%), which benefitted from the rebound in oil prices and the energy sector after the first quarter, and JNL/Brookfield Global Infrastructure and MLP Fund (12.58%), which also benefited from stabilization within the commodities market.

Manager selection within real estate was the primary detractor to performance as JNL/Invesco Global Real Estate Fund (2.42%) underperformed the category, which was up roughly 5% for the year. JNL/PIMCO Real Return Fund (5.17%) outperformed its TIPS benchmark on a relative basis in the neutral weighted fixed income sleeve, though it lagged the impressive performance of the commodities and alternative sleeves.

6

Funds of Funds Jackson National Asset Management, LLC (Unaudited)

The graphs show the change in value of an assumed $10,000 investment in the Fund’s shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund’s benchmark(s) performance for the same period of the Fund’s benchmark(s).

JNAM Guidance – Interest Rate Opportunities Fund

†60% Bank of America Merrill Lynch Global HighYield Index, 40% Bank of America Merrill Lynch 3-Month Libor Index.

Average Annual Total Returns
1 Year	4.57%
Since Inception	-0.02
(Inception date April 29, 2013)

Effective April 27, 2015, Jackson National Asset Management assumed responsibility as investment adviser for the Fund.

JNAM Guidance – Conservative Fund

†20% Russell 3000 Index, 5% MSCI All Country World ex U.S. Index, 55% Bloomberg Barclays U.S. Aggregate Bond Index and 20% Wilshire Liquid Alternative Index

Average Annual Total Returns
1 Year	4.47%
Since Inception	2.72
(Inception date February 06, 2012)

Effective April 27, 2015, Jackson National Asset Management assumed responsibility as investment adviser for the Fund.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

7

Funds of Funds Jackson National Asset Management, LLC (Unaudited)

The graphs show the change in value of an assumed $10,000 investment in the Fund’s shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund’s benchmark(s) performance for the same period of the Fund’s benchmark(s).

JNAM Guidance – Moderate Fund

†30% Russell 3000 Index, 10% MSCI All Country World ex U.S. Index, 40% Bloomberg Barclays U.S. Aggregate Bond Index, and 20% Wilshire Liquid Alternative Index

Average Annual Total Returns
1 Year	5.21%
Since Inception	5.02
(Inception date February 06, 2012)

Effective April 27, 2015, Jackson National Asset Management assumed responsibility as investment adviser for the Fund.

JNAM Guidance – Growth Fund

†45% Russell 3000 Index, 20% MSCI All Country World ex U.S. Index, 15% Bloomberg Barclays U.S. Aggregate Bond Index, and 20% Wilshire Liquid Alternative Index

Average Annual Total Returns
1 Year	5.99%
Since Inception	5.05
(Inception date April 29, 2013)

Effective April 27, 2015, Jackson National Asset Management assumed responsibility as investment adviser for the Fund.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

8

Funds of Funds Jackson National Asset Management, LLC (Unaudited)

The graphs show the change in value of an assumed $10,000 investment in the Fund’s shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund’s benchmark(s) performance for the same period of the Fund’s benchmark(s).

JNAM Guidance – Moderate Growth Fund

†40% Russell 3000 Index, 15% MSCI All Country World ex U.S. Index, 25% Bloomberg Barclays U.S. Aggregate Bond Index, and 20% Wilshire Liquid Alternative Index

Average Annual Total Returns
1 Year	5.76%
Since Inception	5.14
(Inception date February 06, 2012)

Effective April 27, 2015, Jackson National Asset Management assumed responsibility as investment adviser for the Fund.

JNAM Guidance – Maximum Growth Fund

†55% Russell 3000 Index, 25% MSCI All Country World ex U.S. Index, 10% Bloomberg Barclays U.S. Aggregate Bond Index, and 10% Wilshire Liquid Alternative Index

Average Annual Total Returns
1 Year	7.08%
Since Inception	6.45
(Inception date February 06, 2012)

Effective April 27, 2015, Jackson National Asset Management assumed responsibility as investment adviser for the Fund.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

9

Funds of Funds Jackson National Asset Management, LLC (Unaudited)

The graphs show the change in value of an assumed $10,000 investment in the Fund’s shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund’s benchmark(s) performance for the same period of the Fund’s benchmark(s).

JNAM Guidance – Alt 100 Fund

Average Annual Total Returns
1 Year	0.10%
Since Inception	1.38
(Inception date February 06, 2012)

Effective April 27, 2015, Jackson National Asset Management assumed responsibility as investment adviser for the Fund.

JNAM Guidance – Equity 100 Fund

Average Annual Total Returns
1 Year	6.57%
Since Inception	8.97
(Inception date September 10, 2012)

Effective April 27, 2015, Jackson National Asset Management assumed responsibility as investment adviser for the Fund.

JNAM Guidance – Fixed Income 100 Fund

Average Annual Total Returns
1 Year	4.50%
Since Inception	0.62
(Inception date September 10, 2012)

Effective April 27, 2015, Jackson National Asset Management assumed responsibility as investment adviser for the Fund.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

10

Funds of Funds Jackson National Asset Management, LLC (Unaudited)

The graph shows the change in value of an assumed $10,000 investment in the Fund’s shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund’s benchmark(s) performance for the same period of the Fund’s benchmark(s).

JNAM Guidance – Real Assets Fund

†33% FTSE EPRS/NAREIT Developed Index, 33% Bloomberg Barclays Commodity Index, 33% Bloomberg Barclays U.S. TIPS Index

Average Annual Total Returns
1 Year	12.65%
Since Inception	-0.81
(Inception date April 29, 2013)

Effective April 27, 2015, Jackson National Asset Management assumed responsibility as investment adviser for the Fund.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

11

Master Feeder Funds Capital Research and Management Company (Unaudited)

JNL/American Funds Global Growth Fund

Composition as of December 31, 2016:
Global Equity	100.0%
Total Investments	100.0%

For the year ended December 31, 2016, JNL/American Funds Global Growth Fund underperformed its benchmark by posting a return of 0.34% compared to 7.87% for the MSCI All Country World Index.

The Fund seeks long-term growth of capital through exclusive investment in Class 1 shares of American Funds Insurance Series® - Global Growth FundSM (the “Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds Growth Fund

Composition as of December 31, 2016:
Domestic Equity	100.0%
Total Investments	100.0%

For the year ended December 31, 2016, JNL/American Funds Growth Fund underperformed its benchmark by posting a return of 9.03% compared to 11.96% for the S&P 500 Index.

The Fund seeks growth of capital through exclusive investment in Class 1 shares of American Funds Insurance Series® - Growth FundSM (the “Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

The graphs show the change in value of an assumed $10,000 investment in the Fund’s shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund’s benchmark(s) performance for the same period of the Fund’s benchmark(s).

JNL/American Funds Global Growth Fund

*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

Average Annual Total Returns*
1 Year	0.34%
Since Inception	5.73
(Inception date September 16, 2013)

JNL/American Funds Growth Fund

*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

Average Annual Total Returns*
1 Year	9.03%
Since Inception	11.86
(Inception date February 06, 2012)

Past performance is not predicative of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

12

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares	Value
JNAM Guidance – Interest Rate Opportunities Fund
INVESTMENT COMPANIES 100.0%
Alternative 36.0%
JNL Multi-Manager Alternative Fund - Class A (0.4%) (a)	300	$2,890
JNL/BlackRock Global Long Short Credit Fund (1.3%) (a)	523	4,965
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund (0.7%) (a)	298	2,890
JNL/FAMCO Flex Core Covered Call Fund (1.6%) (a)	177	2,060
JNL/Invesco Global Real Estate Fund - Class A (0.1%) (a)	220	2,100
		14,905
Domestic Fixed Income 51.0%
JNL/Crescent High Income Fund - Class A (0.8%) (a)	470	4,957
JNL/DoubleLine Total Return Fund (0.2%) (a)	484	5,177
JNL/PIMCO Real Return Fund - Class A (0.1%) (a)	236	2,283
JNL/PPM America Floating Rate Income Fund - Class A (0.2%) (a)	313	3,310
JNL/Scout Unconstrained Bond Fund - Class A (0.4%) (a)	542	5,379
		21,106
Global Fixed Income 13.0%
JNL/Franklin Templeton Global Multisector Bond Fund - Class A (0.3%) (a)	517	5,358
Total Investment Companies (cost $41,940)		41,369
Total Investments 100.0% (cost $41,940)		41,369
Other Assets and Liabilities, Net (0.0)%		(9)
Total Net Assets 100.0%		$41,360

(a) The Fund's percentage ownership of the underlying affiliated fund at December 31, 2016 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNAM Guidance – Conservative Fund
INVESTMENT COMPANIES 100.0%
Alternative 21.1%
JNL Multi-Manager Alternative Fund - Class A (0.7%) (a)	544	$5,243
JNL/AQR Managed Futures Strategy Fund - Class A (0.7%) (a)	571	4,844
JNL/BlackRock Global Long Short Credit Fund (0.8%) (a)	316	3,004
JNL/Boston Partners Global Long Short Equity Fund - Class A (1.0%) (a)	691	7,104
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund (0.9%) (a)	389	3,766
JNL/Invesco Global Real Estate Fund - Class A (0.1%) (a)	160	1,523
JNL/Nicholas Convertible Arbitrage Fund (0.6%) (a)	224	2,247
JNL/Westchester Capital Event Driven Fund - Class A (1.0%) (a)	386	3,744
		31,475
Domestic Balanced 7.8%
JNL/T. Rowe Price Capital Appreciation Fund (0.9%) (a)	921	11,651
Domestic Equity 11.7%
JNL Multi-Manager Mid Cap Fund - Class A (0.6%) (a)	450	4,800
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A (0.6%) (a)	351	4,518
JNL/Mellon Capital S&P 500 Index Fund - Class A (0.1%) (a)	252	4,699
JNL/T. Rowe Price Established Growth Fund - Class A (0.1%) (a)	97	3,352
		17,369
Domestic Fixed Income 48.4%
JNL/Crescent High Income Fund - Class A (0.7%) (a)	428	4,513
JNL/DoubleLine Total Return Fund (1.0%) (a)	2,323	24,852
JNL/PIMCO Credit Income Fund (2.9%) (a)	968	10,835
JNL/PIMCO Real Return Fund - Class A (0.2%) (a)	390	3,768
JNL/PPM America High Yield Bond Fund - Class A (0.2%) (a)	336	4,527
	Shares	Value
JNL/PPM America Total Return Fund - Class A (0.9%) (a)	834	9,773
JNL/Scout Unconstrained Bond Fund - Class A (1.2%) (a)	1,399	13,895
		72,163
Emerging Markets Equity 1.0%
JNL/Oppenheimer Emerging Markets Innovator Fund - Class A (0.5%) (a)	178	1,506
Global Equity 1.5%
JNL/Epoch Global Shareholder Yield Fund (2.7%) (a)	201	2,278
Global Fixed Income 6.8%
JNL/Franklin Templeton Global Multisector Bond Fund - Class A (0.6%) (a)	977	10,126
International Equity 1.7%
JNL/Causeway International Value Select Fund - Class A (0.2%) (a)	94	1,267
JNL/WCM Focused International Equity Fund (0.1%) (a)	115	1,263
		2,530
Total Investment Companies (cost $148,014)		149,098
Total Investments 100.0% (cost $148,014)		149,098
Other Assets and Liabilities, Net (0.0)%		(32)
Total Net Assets 100.0%		$149,066

(a) The Fund's percentage ownership of the underlying affiliated fund at December 31, 2016 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNAM Guidance – Moderate Fund
INVESTMENT COMPANIES 100.0%
Alternative 21.1%
JNL Multi-Manager Alternative Fund - Class A (2.0%) (a)	1,643	$15,819
JNL/AQR Managed Futures Strategy Fund - Class A (2.1%) (a)	1,693	14,357
JNL/BlackRock Global Long Short Credit Fund (2.4%) (a)	950	9,022
JNL/Boston Partners Global Long Short Equity Fund - Class A (3.0%) (a)	2,087	21,456
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund (2.6%) (a)	1,165	11,287
JNL/Invesco Global Real Estate Fund - Class A (0.2%) (a)	466	4,445
JNL/Nicholas Convertible Arbitrage Fund (1.8%) (a)	672	6,752
JNL/Westchester Capital Event Driven Fund - Class A (3.1%) (a)	1,166	11,307
		94,445
Domestic Balanced 9.5%
JNL/T. Rowe Price Capital Appreciation Fund (3.3%) (a)	3,370	42,626
Domestic Equity 19.8%
JNL Multi-Manager Mid Cap Fund - Class A (2.1%) (a)	1,576	16,814
JNL Multi-Manager Small Cap Growth Fund - Class A (0.3%) (a)	219	4,457
JNL Multi-Manager Small Cap Value Fund - Class A (0.4%) (a)	326	4,745
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A (2.9%) (a)	1,829	23,520
JNL/Mellon Capital S&P 500 Index Fund - Class A (0.3%) (a)	1,137	21,211
JNL/T. Rowe Price Established Growth Fund - Class A (0.3%) (a)	518	17,953
		88,700
Domestic Fixed Income 36.2%
JNL/Crescent High Income Fund - Class A (1.8%) (a)	1,068	11,271
JNL/DoubleLine Total Return Fund (2.3%) (a)	5,392	57,693
JNL/PIMCO Credit Income Fund (6.4%) (a)	2,132	23,862
JNL/PIMCO Real Return Fund - Class A (0.5%) (a)	850	8,206
JNL/PPM America High Yield Bond Fund - Class A (0.4%) (a)	671	9,035
JNL/PPM America Total Return Fund - Class A (1.7%) (a)	1,617	18,945

See accompanying Notes to Financial Statements.

13

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares	Value
JNL/Scout Unconstrained Bond Fund - Class A (2.7%) (a)	3,298	32,753
		161,765
Emerging Markets Equity 2.2%
JNL/Lazard Emerging Markets Fund - Class A (0.5%) (a)	495	4,467
JNL/Oppenheimer Emerging Markets Innovator Fund - Class A (1.8%) (a)	633	5,349
		9,816
Global Equity 4.2%
JNL/Epoch Global Shareholder Yield Fund (11.4%) (a)	837	9,505
JNL/Harris Oakmark Global Equity Fund - Class A (14.1%) (a)	927	9,153
		18,658
Global Fixed Income 5.0%
JNL/Franklin Templeton Global Multisector Bond Fund - Class A (1.3%) (a)	2,175	22,529
International Equity 2.0%
JNL/Causeway International Value Select Fund - Class A (0.4%) (a)	251	3,384
JNL/Lazard International Strategic Equity Fund (1.9%) (a)	124	1,316
JNL/WCM Focused International Equity Fund (0.4%) (a)	383	4,214
		8,914
Total Investment Companies (cost $439,575)		447,453
Total Investments 100.0% (cost $439,575)		447,453
Other Assets and Liabilities, Net (0.0)%		(96)
Total Net Assets 100.0%		$447,357

(a) The Fund's percentage ownership of the underlying affiliated fund at December 31, 2016 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNAM Guidance – Growth Fund
INVESTMENT COMPANIES 100.0%
Alternative 20.1%
JNL Multi-Manager Alternative Fund - Class A (1.3%) (a)	1,077	$10,375
JNL/AQR Managed Futures Strategy Fund - Class A (1.3%) (a)	1,067	9,047
JNL/BlackRock Global Long Short Credit Fund (1.5%) (a)	589	5,598
JNL/Boston Partners Global Long Short Equity Fund - Class A (1.9%) (a)	1,307	13,441
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund (1.7%) (a)	731	7,081
JNL/Invesco Global Real Estate Fund - Class A (0.2%) (a)	459	4,374
JNL/Westchester Capital Event Driven Fund - Class A (2.0%) (a)	724	7,023
		56,939
Domestic Balanced 5.0%
JNL/T. Rowe Price Capital Appreciation Fund (1.1%) (a)	1,110	14,040
Domestic Equity 39.7%
JNL Multi-Manager Mid Cap Fund - Class A (2.7%) (a)	2,019	21,546
JNL Multi-Manager Small Cap Growth Fund - Class A (0.3%) (a)	208	4,231
JNL Multi-Manager Small Cap Value Fund - Class A (0.4%) (a)	308	4,480
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A (2.5%) (a)	1,572	20,213
JNL/Mellon Capital S&P 500 Index Fund - Class A (0.2%) (a)	732	13,646
JNL/T. Rowe Price Established Growth Fund - Class A (0.3%) (a)	600	20,802
JNL/T. Rowe Price Value Fund - Class A (0.6%) (a)	1,764	27,514
		112,432
Domestic Fixed Income 13.0%
JNL/Crescent High Income Fund - Class A (0.7%) (a)	402	4,243
JNL/DoubleLine Total Return Fund (0.5%) (a)	1,200	12,839
JNL/PIMCO Credit Income Fund (1.9%) (a)	647	7,237
	Shares	Value
JNL/PIMCO Real Return Fund - Class A (0.2%) (a)	290	2,796
JNL/Scout Unconstrained Bond Fund - Class A (0.8%) (a)	982	9,752
		36,867
Emerging Markets Equity 4.9%
JNL/Lazard Emerging Markets Fund - Class A (1.0%) (a)	938	8,462
JNL/Oppenheimer Emerging Markets Innovator Fund - Class A (1.9%) (a)	647	5,467
		13,929
Global Equity 5.6%
JNL/Epoch Global Shareholder Yield Fund (10.5%) (a)	767	8,707
JNL/Harris Oakmark Global Equity Fund - Class A (11.2%) (a)	735	7,260
		15,967
Global Fixed Income 1.8%
JNL/Franklin Templeton Global Multisector Bond Fund - Class A (0.3%) (a)	483	5,001
International Equity 9.9%
JNL/Causeway International Value Select Fund - Class A (1.3%) (a)	731	9,868
JNL/Lazard International Strategic Equity Fund (11.7%) (a)	786	8,331
JNL/WCM Focused International Equity Fund (1.0%) (a)	890	9,800
		27,999
Total Investment Companies (cost $278,831)		283,174
Total Investments 100.0% (cost $278,831)		283,174
Other Assets and Liabilities, Net (0.0)%		(57)
Total Net Assets 100.0%		$283,117

(a) The Fund's percentage ownership of the underlying affiliated fund at December 31, 2016 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNAM Guidance – Moderate Growth Fund
INVESTMENT COMPANIES 100.0%
Alternative 20.9%
JNL Multi-Manager Alternative Fund - Class A (3.7%) (a)	3,117	$30,018
JNL/AQR Managed Futures Strategy Fund - Class A (3.9%) (a)	3,119	26,446
JNL/BlackRock Global Long Short Credit Fund (4.6%) (a)	1,798	17,085
JNL/Boston Partners Global Long Short Equity Fund - Class A (5.7%) (a)	3,960	40,706
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund (5.0%) (a)	2,213	21,442
JNL/Invesco Global Real Estate Fund - Class A (0.5%) (a)	866	8,253
JNL/Nicholas Convertible Arbitrage Fund (3.4%) (a)	1,271	12,770
JNL/Westchester Capital Event Driven Fund - Class A (5.9%) (a)	2,203	21,371
		178,091
Domestic Balanced 10.0%
JNL/T. Rowe Price Capital Appreciation Fund (6.6%) (a)	6,700	84,759
Domestic Equity 31.2%
JNL Multi-Manager Mid Cap Fund - Class A (5.4%) (a)	4,048	43,196
JNL Multi-Manager Small Cap Growth Fund - Class A (0.8%) (a)	500	10,161
JNL Multi-Manager Small Cap Value Fund - Class A (0.9%) (a)	735	10,707
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A (6.8%) (a)	4,287	55,126
JNL/Mellon Capital S&P 500 Index Fund - Class A (0.6%) (a)	2,039	38,038
JNL/T. Rowe Price Established Growth Fund - Class A (0.8%) (a)	1,534	53,203
JNL/T. Rowe Price Value Fund - Class A (1.3%) (a)	3,494	54,505
		264,936
Domestic Fixed Income 22.0%
JNL/Crescent High Income Fund - Class A (3.5%) (a)	2,080	21,942

See accompanying Notes to Financial Statements.

14

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares	Value
JNL/DoubleLine Total Return Fund (2.5%) (a)	6,050	64,736
JNL/PIMCO Credit Income Fund (9.6%) (a)	3,200	35,814
JNL/PIMCO Real Return Fund - Class A (0.6%) (a)	1,035	9,988
JNL/PPM America Total Return Fund - Class A (1.7%) (a)	1,636	19,169
JNL/Scout Unconstrained Bond Fund - Class A (3.0%) (a)	3,611	35,861
		187,510
Emerging Markets Equity 2.9%
JNL/Lazard Emerging Markets Fund - Class A (1.5%) (a)	1,413	12,747
JNL/Oppenheimer Emerging Markets Innovator Fund - Class A (4.1%) (a)	1,429	12,072
		24,819
Global Equity 4.5%
JNL/Epoch Global Shareholder Yield Fund (21.2%) (a)	1,550	17,594
JNL/Harris Oakmark Global Equity Fund - Class A (31.6%) (a)	2,075	20,482
		38,076
Global Fixed Income 2.9%
JNL/Franklin Templeton Global Multisector Bond Fund - Class A (1.4%) (a)	2,366	24,516
International Equity 5.6%
JNL/Causeway International Value Select Fund - Class A (2.7%) (a)	1,571	21,205
JNL/Lazard International Strategic Equity Fund (6.1%) (a)	412	4,368
JNL/WCM Focused International Equity Fund (2.2%) (a)	1,986	21,861
		47,434
Total Investment Companies (cost $836,319)		850,141
Total Investments 100.0% (cost $836,319)		850,141
Other Assets and Liabilities, Net (0.0)%		(167)
Total Net Assets 100.0%		$849,974

(a) The Fund's percentage ownership of the underlying affiliated fund at December 31, 2016 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNAM Guidance – Maximum Growth Fund
INVESTMENT COMPANIES 100.0%
Alternative 12.1%
JNL Multi-Manager Alternative Fund - Class A (0.8%) (a)	667	$6,425
JNL/AQR Managed Futures Strategy Fund - Class A (0.7%) (a)	578	4,901
JNL/Boston Partners Global Long Short Equity Fund - Class A (0.9%) (a)	623	6,404
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund (0.7%) (a)	303	2,935
JNL/Invesco Global Real Estate Fund - Class A (0.2%) (a)	383	3,650
JNL/Westchester Capital Event Driven Fund - Class A (1.1%) (a)	394	3,823
		28,138
Domestic Equity 53.1%
JNL Multi-Manager Mid Cap Fund - Class A (2.9%) (a)	2,205	23,524
JNL Multi-Manager Small Cap Growth Fund - Class A (0.4%) (a)	252	5,131
JNL Multi-Manager Small Cap Value Fund - Class A (0.5%) (a)	386	5,628
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A (2.9%) (a)	1,845	23,730
JNL/Mellon Capital S&P 500 Index Fund - Class A (0.3%) (a)	886	16,516
JNL/T. Rowe Price Established Growth Fund - Class A (0.3%) (a)	607	21,073
JNL/T. Rowe Price Value Fund - Class A (0.7%) (a)	1,769	27,591
		123,193
Domestic Fixed Income 7.0%
JNL/Crescent High Income Fund - Class A (0.4%) (a)	224	2,366
JNL/DoubleLine Total Return Fund (0.2%) (a)	595	6,370
JNL/PIMCO Credit Income Fund (0.8%) (a)	261	2,918
	Shares	Value
JNL/Scout Unconstrained Bond Fund - Class A (0.4%) (a)	468	4,644
		16,298
Emerging Markets Equity 5.9%
JNL/Lazard Emerging Markets Fund - Class A (1.0%) (a)	957	8,634
JNL/Oppenheimer Emerging Markets Innovator Fund - Class A (1.7%) (a)	596	5,037
		13,671
Global Equity 6.4%
JNL/Epoch Global Shareholder Yield Fund (8.9%) (a)	651	7,388
JNL/Harris Oakmark Global Equity Fund - Class A (11.6%) (a)	764	7,543
		14,931
Global Fixed Income 1.1%
JNL/Franklin Templeton Global Multisector Bond Fund - Class A (0.1%) (a)	233	2,412
International Equity 14.4%
JNL/Causeway International Value Select Fund - Class A (1.6%) (a)	904	12,199
JNL/Lazard International Strategic Equity Fund (12.4%) (a)	832	8,822
JNL/WCM Focused International Equity Fund (1.2%) (a)	1,118	12,304
		33,325
Total Investment Companies (cost $227,586)		231,968
Total Investments 100.0% (cost $227,586)		231,968
Other Assets and Liabilities, Net (0.0)%		(50)
Total Net Assets 100.0%		$231,918

(a) The Fund's percentage ownership of the underlying affiliated fund at December 31, 2016 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNAM Guidance – Alt 100 Fund
INVESTMENT COMPANIES 100.0%
Alternative 93.9%
JNL Multi-Manager Alternative Fund - Class A (6.0%) (a)	5,033	$48,472
JNL/AQR Managed Futures Strategy Fund - Class A (7.9%) (a)	6,393	54,211
JNL/BlackRock Global Long Short Credit Fund (8.4%) (a)	3,324	31,575
JNL/Boston Partners Global Long Short Equity Fund - Class A (9.9%) (a)	6,873	70,657
JNL/Brookfield Global Infrastructure and MLP Fund - Class A (0.9%) (a)	616	7,959
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund (9.2%) (a)	4,074	39,478
JNL/FAMCO Flex Core Covered Call Fund (0.0%) (a)	-	1
JNL/Invesco Global Real Estate Fund - Class A (0.9%) (a)	1,668	15,901
JNL/Neuberger Berman Currency Fund (11.3%) (a)	2,428	23,693
JNL/Nicholas Convertible Arbitrage Fund (9.4%) (a)	3,525	35,429
JNL/Westchester Capital Event Driven Fund - Class A (11.0%) (a)	4,062	39,401
		366,777
Domestic Fixed Income 6.1%
JNL/DoubleLine Total Return Fund (0.9%) (a)	2,216	23,708
Total Investment Companies (cost $409,013)		390,485
Total Investments 100.0% (cost $409,013)		390,485
Other Assets and Liabilities, Net (0.0)%		(89)
Total Net Assets 100.0%		$390,396

(a) The Fund's percentage ownership of the underlying affiliated fund at December 31, 2016 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNAM Guidance – Equity 100 Fund
INVESTMENT COMPANIES 100.0%
Domestic Balanced 10.0%
JNL/T. Rowe Price Capital Appreciation Fund (0.6%) (a)	649	$8,206

See accompanying Notes to Financial Statements.

15

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares	Value
Domestic Equity 52.0%
JNL Multi-Manager Mid Cap Fund - Class A (0.6%) (a)	461	4,915
JNL Multi-Manager Small Cap Growth Fund - Class A (0.1%) (a)	80	1,636
JNL Multi-Manager Small Cap Value Fund - Class A (0.1%) (a)	112	1,636
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A (1.3%) (a)	826	10,627
JNL/T. Rowe Price Established Growth Fund - Class A (0.1%) (a)	212	7,354
JNL/T. Rowe Price Value Fund - Class A (0.2%) (a)	669	10,436
JNL/The London Company Focused U.S. Equity Fund (3.7%) (a)	474	6,126
		42,730
Emerging Markets Equity 6.3%
JNL/Lazard Emerging Markets Fund - Class A (0.3%) (a)	324	2,925
JNL/Oppenheimer Emerging Markets Innovator Fund - Class A (0.8%) (a)	272	2,295
		5,220
Global Equity 8.5%
JNL/Epoch Global Shareholder Yield Fund (3.0%) (a)	218	2,477
JNL/Harris Oakmark Global Equity Fund - Class A (6.9%) (a)	457	4,509
		6,986
International Equity 23.2%
JNL/Causeway International Value Select Fund - Class A (0.8%) (a)	472	6,370
JNL/Lazard International Strategic Equity Fund (4.4%) (a)	293	3,101
JNL/WCM Focused International Equity Fund (0.9%) (a)	868	9,553
		19,024
Total Investment Companies (cost $79,987)		82,166
Total Investments 100.0% (cost $79,987)		82,166
Other Assets and Liabilities, Net (0.0)%		(17)
Total Net Assets 100.0%		$82,149

(a) The Fund's percentage ownership of the underlying affiliated fund at December 31, 2016 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNAM Guidance – Fixed Income 100 Fund
INVESTMENT COMPANIES 100.0%
Alternative 4.0%
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund (0.7%) (a)	292	$2,825
Domestic Fixed Income 78.6%
JNL/Crescent High Income Fund - Class A (0.6%) (a)	335	3,533
JNL/DoubleLine Total Return Fund (0.7%) (a)	1,622	17,355
JNL/PIMCO Credit Income Fund (2.4%) (a)	791	8,853
JNL/PIMCO Real Return Fund - Class A (0.2%) (a)	404	3,904
JNL/PIMCO Total Return Bond Fund - Class A (0.2%) (a)	461	5,673
JNL/PPM America Floating Rate Income Fund - Class A (0.2%) (a)	200	2,119
JNL/PPM America High Yield Bond Fund - Class A (0.1%) (a)	157	2,121
JNL/PPM America Total Return Fund - Class A (0.5%) (a)	483	5,662
JNL/Scout Unconstrained Bond Fund - Class A (0.5%) (a)	641	6,361
		55,581
Global Fixed Income 17.4%
JNL/Franklin Templeton Global Multisector Bond Fund - Class A (0.5%) (a)	848	8,785
JNL/Neuberger Berman Strategic Income Fund - Class A (0.6%) (a)	332	3,545
		12,330
Total Investment Companies (cost $70,813)		70,736
Total Investments 100.0% (cost $70,813)		70,736
Other Assets and Liabilities, Net (0.0)%		(14)
Total Net Assets 100.0%		$70,722
	Shares	Value

(a) The Fund's percentage ownership of the underlying affiliated fund at December 31, 2016 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNAM Guidance – Real Assets Fund
INVESTMENT COMPANIES 100.0%
Alternative 66.1%
JNL/BlackRock Global Natural Resources Fund - Class A (0.1%) (a)	138	$1,262
JNL/Brookfield Global Infrastructure and MLP Fund - Class A (0.2%) (a)	148	1,916
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund (0.2%) (a)	70	673
JNL/Invesco Global Real Estate Fund - Class A (0.2%) (a)	287	2,734
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund (6.2%) (a)	98	1,271
JNL/Van Eck International Gold Fund (2.0%) (a)	120	1,131
		8,987
Domestic Fixed Income 33.9%
JNL/PIMCO Real Return Fund - Class A (0.3%) (a)	477	4,607
Total Investment Companies (cost $14,457)		13,594
Total Investments 100.0% (cost $14,457)		13,594
Other Assets and Liabilities, Net (0.0)%		(3)
Total Net Assets 100.0%		$13,591

(a) The Fund's percentage ownership of the underlying affiliated fund at December 31, 2016 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL/American Funds Global Growth Fund
INVESTMENT COMPANIES 100.0%
Global Equity 100.0%
American Funds Insurance Series - Global Growth Fund - Class 1	3,828	$92,059
Total Investment Companies (cost $102,670)		92,059
Total Investments 100.0% (cost $102,670)		92,059
Other Assets and Liabilities, Net (0.0)%		(31)
Total Net Assets 100.0%		$92,028

JNL/American Funds Growth Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 100.0%
American Funds Insurance Series - Growth Fund - Class 1	3,457	$232,621
Total Investment Companies (cost $246,052)		232,621
Total Investments 100.0% (cost $246,052)		232,621
Other Assets and Liabilities, Net (0.0)%		(100)
Total Net Assets 100.0%		$232,521

Abbreviations:

“-“ Amount rounds to less than one thousand or 0.05%
CAPE - Cyclically Adjusted Price Earnings
MLP - Master Limited Partnership

See accompanying Notes to Financial Statements.

16

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2016

	JNAM Guidance – Interest Rate Opportunities Fund	JNAM Guidance – Conservative Fund	JNAM Guidance – Moderate Fund	JNAM Guidance – Growth Fund	JNAM Guidance – Moderate Growth Fund	JNAM Guidance – Maximum Growth Fund
Assets
Investments - unaffiliated, at value (a)	$—	$—	$—	$—	$—	$—
Investments - affiliated, at value (b)	41,369	149,098	447,453	283,174	850,141	231,968
Total investments, at value (c)	41,369	149,098	447,453	283,174	850,141	231,968
Receivable for:
Investment securities sold	14	—	117	29	189	—
Fund shares sold	2	447	14	104	273	58
Other assets	2	5	16	9	35	10
Total assets	41,387	149,550	447,600	283,316	850,638	232,036
Liabilities
Payable for:
Advisory fees	5	19	57	36	93	30
Administrative fees	2	6	19	12	36	10
Investment securities purchased	—	366	—	—	—	10
Fund shares redeemed	17	81	132	133	462	48
Trustee fees	2	8	23	11	50	14
Chief compliance officer fees	—	1	4	2	7	2
Other expenses	1	3	8	5	16	4
Total liabilities	27	484	243	199	664	118
Net assets	$41,360	$149,066	$447,357	$283,117	$849,974	$231,918
Net assets consist of:
Paid-in capital *	$41,931	$147,982	$439,479	$278,774	$836,152	$227,536
Net unrealized appreciation (depreciation) on
investments	(571)	1,084	7,878	4,343	13,822	4,382
	$41,360	$149,066	$447,357	$283,117	$849,974	$231,918
Shares outstanding (no par values), unlimited
shares authorized	4,299	13,578	37,548	24,615	70,139	18,472
Net asset value per share	$9.62	$10.98	$11.91	$11.50	$12.12	$12.56
(a) Investments - unaffiliated, at cost	$—	$—	$—	$—	$—	$—
(b) Investments - affiliated, at cost	41,940	148,014	439,575	278,831	836,319	227,586
(c) Total investments, at cost	$41,940	$148,014	$439,575	$278,831	$836,319	$227,586

*	Represents partners’ capital for funds structured as partnerships.

See accompanying Notes to Financial Statements.

17

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2016

	JNAM Guidance – Alt 100 Fund	JNAM Guidance – Equity 100 Fund	JNAM Guidance – Fixed Income 100 Fund	JNAM Guidance – Real Assets Fund	JNL/American Funds Global Growth Fund(d)	JNL/American Funds Growth Fund(d)
Assets
Investments - unaffiliated, at value (a)	$—	$—	$—	$—	$92,059	$232,621
Investments - affiliated, at value (b)	390,485	82,166	70,736	13,594	—	—
Total investments, at value (c)	390,485	82,166	70,736	13,594	92,059	232,621
Receivable for:
Investment securities sold	275	—	—	—	47	—
Fund shares sold	120	233	176	8	46	269
Receivable from adviser	—	—	—	—	47	107
Other assets	20	3	3	—	3	6
Total assets	390,900	82,402	70,915	13,602	92,202	233,003
Liabilities
Payable for:
Advisory fees	50	10	9	2	62	166
Administrative fees	17	4	3	1	8	19
12b-1 fees	—	—	—	—	5	14
Investment securities purchased	—	226	26	6	—	157
Fund shares redeemed	395	6	149	2	93	111
Trustee fees	31	4	4	—	3	9
Chief compliance officer fees	4	1	1	—	1	2
Other expenses	7	2	1	—	2	4
Total liabilities	504	253	193	11	174	482
Net assets	$390,396	$82,149	$70,722	$13,591	$92,028	$232,521
Net assets consist of:
Paid-in capital *	$408,924	$79,970	$70,799	$14,454	$98,088	$245,952
Undistributed net investment income	—	—	—	—	909	—
Accumulated net realized gain	—	—	—	—	3,642	—
Net unrealized appreciation (depreciation) on
investments	(18,528)	2,179	(77)	(863)	(10,611)	(13,431)
	$390,396	$82,149	$70,722	$13,591	$92,028	$232,521
Shares outstanding (no par values), unlimited
shares authorized	38,492	6,668	7,087	1,468	7,836	13,845
Net asset value per share	$10.14	$12.32	$9.98	$9.26	$11.74	$16.79
(a) Investments - unaffiliated, at cost	$—	$—	$—	$—	$102,670	$246,052
(b) Investments - affiliated, at cost	409,013	79,987	70,813	14,457	—	—
(c) Total investments, at cost	$409,013	$79,987	$70,813	$14,457	$102,670	$246,052

(d)

The Master Funds for the Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund's shareholder report.

*	Represents partners’ capital for funds structured as partnerships.

See accompanying Notes to Financial Statements.

18

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2016

	JNAM Guidance – Interest Rate Opportunities Fund	JNAM Guidance – Conservative Fund	JNAM Guidance – Moderate Fund	JNAM Guidance – Growth Fund	JNAM Guidance – Moderate Growth Fund	JNAM Guidance – Maximum Growth Fund
Investment Income
Dividends (a)	$745	$1,713	$4,608	$2,880	$8,736	$2,190
Total investment income	745	1,713	4,608	2,880	8,736	2,190

Expenses
Advisory fees	67	218	664	408	1,098	343
Administrative fees	22	73	221	136	424	114
Legal fees	3	9	27	17	52	14
Trustee fees	4	14	43	27	82	23
Chief compliance officer fees	1	4	12	7	23	6
Other expenses	1	2	7	4	17	4
Total expenses	98	320	974	599	1,696	504
Net investment income (loss)	647	1,393	3,634	2,281	7,040	1,686

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	—	—	—	—	—	—
Affiliated investments	(1,105)	(2,297)	(7,779)	(6,980)	(16,510)	(6,100)
Distributions from affiliated investment
companies	250	623	2,978	4,421	9,710	4,261
Net change in unrealized appreciation
(depreciation) on:
Investments	2,155	6,794	24,088	16,993	46,622	15,762
Net realized and unrealized gain (loss)	1,300	5,120	19,287	14,434	39,822	13,923
Change in net assets from operations	$1,947	$6,513	$22,921	$16,715	$46,862	$15,609
(a) Income from affiliated investments	$745	$1,713	$4,608	$2,880	$8,736	$2,190

See accompanying Notes to Financial Statements.

19

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2016

	JNAM Guidance – Alt 100 Fund	JNAM Guidance – Equity 100 Fund	JNAM Guidance – Fixed Income 100 Fund	JNAM Guidance – Real Assets Fund	JNL/American Funds Global Growth Fund(b)	JNL/American Funds Growth Fund(b)
Investment Income
Dividends (a)	$7,180	$669	$1,062	$392	$—	$—
Dividends received from master fund (a)	—	—	—	—	1,068	2,184
Total investment income	7,180	669	1,062	392	1,068	2,184

Expenses
Advisory fees	647	124	114	18	728	1,681
Administrative fees	216	42	38	6	91	198
12b-1 fees	—	—	—	—	182	395
Legal fees	26	5	5	1	6	12
Trustee fees	43	9	8	1	9	18
Chief compliance officer fees	12	2	2	—	2	5
Other expenses	9	1	1	—	1	3
Total expenses	953	183	168	26	1,019	2,312
Expense waiver	—	—	—	—	(546)	(1,087)
Net expenses	953	183	168	26	473	1,225
Net investment income (loss)	6,227	486	894	366	595	959

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	—	—	—	—	(3,354)	(1,149)
Affiliated investments	(13,655)	(2,461)	(1,718)	(536)	—	—
Distributions from unaffiliated investment
companies	—	—	—	—	7,665	17,268
Distributions from affiliated investment
companies	3,585	1,488	52	93	—	—
Net change in unrealized appreciation
(depreciation) on:
Investments	4,176	5,720	4,181	1,214	(4,855)	1,091
Net realized and unrealized gain (loss)	(5,894)	4,747	2,515	771	(544)	17,210
Change in net assets from operations	$333	$5,233	$3,409	$1,137	$51	$18,169
(a) Income from affiliated investments	$7,180	$669	$1,062	$392	$—	$—

(b)

The Master Funds for the Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund's shareholder report.

See accompanying Notes to Financial Statements.

20

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2016

	JNAM Guidance – Interest Rate Opportunities Fund	JNAM Guidance – Conservative Fund	JNAM Guidance – Moderate Fund	JNAM Guidance – Growth Fund	JNAM Guidance – Moderate Growth Fund	JNAM Guidance – Maximum Growth Fund
Operations
Net investment income (loss)	$647	$1,393	$3,634	$2,281	$7,040	$1,686
Net realized gain (loss)	(855)	(1,674)	(4,801)	(2,559)	(6,800)	(1,839)
Net change in unrealized appreciation
(depreciation)	2,155	6,794	24,088	16,993	46,622	15,762
Change in net assets from operations	1,947	6,513	22,921	16,715	46,862	15,609
Share transactions[1]
Proceeds from the sale of shares	4,642	50,917	90,746	64,528	111,361	33,482
Cost of shares redeemed	(14,415)	(41,302)	(94,734)	(55,799)	(169,120)	(48,974)
Change in net assets from
share transactions	(9,773)	9,615	(3,988)	8,729	(57,759)	(15,492)
Change in net assets	(7,826)	16,128	18,933	25,444	(10,897)	117
Net assets beginning of year	49,186	132,938	428,424	257,673	860,871	231,801
Net assets end of year	$41,360	$149,066	$447,357	$283,117	$849,974	$231,918
Undistributed net investment income (loss)	$—	$—	$—	$—	$—	$—

[1]Share Transactions
Shares Sold	493	4,764	7,912	5,942	9,627	2,851
Shares redeemed	(1,539)	(3,840)	(8,216)	(5,073)	(14,579)	(4,134)
Change in shares	(1,046)	924	(304)	869	(4,952)	(1,283)
Purchases and sales of long term investments
Purchase of securities	$12,297	$84,339	$190,239	$132,538	$308,310	$92,331
Proceeds from sales of securities	$21,176	$72,707	$187,611	$117,102	$349,328	$101,881

See accompanying Notes to Financial Statements.

21

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2016

	JNAM Guidance – Alt 100 Fund	JNAM Guidance – Equity 100 Fund	JNAM Guidance – Fixed Income 100 Fund	JNAM Guidance – Real Assets Fund	JNL/American Funds Global Growth Fund(a)	JNL/American Funds Growth Fund(a)
Operations
Net investment income (loss)	$6,227	$486	$894	$366	$595	$959
Net realized gain (loss)	(10,070)	(973)	(1,666)	(443)	4,311	16,119
Net change in unrealized appreciation
(depreciation)	4,176	5,720	4,181	1,214	(4,855)	1,091
Change in net assets from operations	333	5,233	3,409	1,137	51	18,169
Share transactions[1]
Proceeds from the sale of shares	36,823	12,439	17,018	6,558	28,964	77,940
Cost of shares redeemed	(117,302)	(22,283)	(27,177)	(3,760)	(33,342)	(50,375)
Change in net assets from
share transactions	(80,479)	(9,844)	(10,159)	2,798	(4,378)	27,565
Change in net assets	(80,146)	(4,611)	(6,750)	3,935	(4,327)	45,734
Net assets beginning of year	470,542	86,760	77,472	9,656	96,355	186,787
Net assets end of year	$390,396	$82,149	$70,722	$13,591	$92,028	$232,521
Undistributed net investment income (loss)	$—	$—	$—	$—	$909	$—

[1]Share Transactions
Shares Sold	3,663	1,082	1,735	714	2,544	4,998
Shares redeemed	(11,624)	(1,919)	(2,759)	(421)	(2,941)	(3,286)
Change in shares	(7,961)	(837)	(1,024)	293	(397)	1,712
Purchases and sales of long term investments
Purchase of securities	$64,855	$28,962	$29,616	$6,534	$22,960	$66,707
Proceeds from sales of securities	$135,543	$36,834	$38,831	$3,278	$19,080	$20,902

(a)

The Master Funds for the Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund's shareholder report.

See accompanying Notes to Financial Statements.

22

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2015

		JNAM Guidance - Interest Rate Opportunities Fund	JNAM Guidance - Conservative Fund	JNAM Guidance - Moderate Fund	JNAM Guidance - Growth Fund	JNAM Guidance - Moderate Growth Fund	JNAM Guidance - Maximum Growth Fund
	Operations
	Net investment income	$1,866	$2,579	$7,204	$3,653	$13,120	$2,562
	Net realized gain (loss)	(2,347)	(509)	(1,059)	1,401	(4,442)	1,147
	Net change in unrealized depreciation	(1,530)	(4,637)	(13,117)	(9,026)	(35,476)	(13,374)
	Change in net assets from operations	(2,011)	(2,567)	(6,972)	(3,972)	(26,798)	(9,665)
	Distributions to shareholders
	From net investment income	(496)	(1,480)	(6,399)	(3,352)	(9,796)	(2,628)
	From net realized gain	(601)	(1,425)	(9,283)	(5,526)	(14,598)	(6,741)
	Total distributions to shareholders	(1,097)	(2,905)	(15,682)	(8,878)	(24,394)	(9,369)
	Share transactions[1]
	Proceeds from sale of shares	16,214	66,760	147,031	126,406	205,715	55,308
	Proceeds in connection with acquisition	–	5,785	12,138	9,404	319,109	103,443
	Reinvestment of distributions	1,097	2,905	15,682	8,878	24,394	9,369
	Cost of shares redeemed	(16,670)	(42,432)	(81,730)	(40,416)	(141,345)	(37,000)
	Change in net assets from share transactions	641	33,018	93,121	104,272	407,873	131,120
	Change in net assets	(2,467)	27,546	70,467	91,422	356,681	112,086
	Net assets beginning of year	51,653	105,392	357,957	166,251	504,190	119,715
	Net assets end of year	$49,186	$132,938	$428,424	$257,673	$860,871	$231,801
	Undistributed (excess of distributions over) net investment income (loss)	$(1)	$(3)	$(9)	$(4)	$(23)	$(6)
[1]	Share transactions
	Shares sold	1,664	6,120	12,294	11,022	17,054	4,421
	Shares issued in connection with acquisition	–	519	983	784	25,517	7,857
	Reinvestment of distributions	118	273	1,367	804	2,096	783
	Shares redeemed	(1,715)	(3,899)	(6,846)	(3,539)	(11,772)	(2,975)
	Change in shares	67	3,013	7,798	9,071	32,895	10,086

See accompanying Notes to Financial Statements.

23

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2015

		JNAM Guidance - Alt 100 Fund	JNAM Guidance - Equity 100 Fund	JNAM Guidance - Fixed Income 100 Fund	JNAM Guidance - Real Assets Fund	JNL/American Funds Global Growth Fund(a)	JNL/American Funds Growth Fund(a)
	Operations
	Net investment income	$12,410	$334	$2,217	$257	$801	$548
	Net realized gain (loss)	(6,510)	(1,224)	(1,641)	(432)	5,666	29,046
	Net change in unrealized depreciation	(21,650)	(273)	(2,803)	(1,131)	(4,594)	(22,594)
	Change in net assets from operations	(15,750)	(1,163)	(2,227)	(1,306)	1,873	7,000
	Distributions to shareholders
	From net investment income	(5,266)	(1,982)	(844)	(69)	(288)	(785)
	From net realized gain	(7,962)	(7,819)	(63)	(288)	(1,703)	(4,046)
	Total distributions to shareholders	(13,228)	(9,801)	(907)	(357)	(1,991)	(4,831)
	Share transactions[1]
	Proceeds from sale of shares	94,269	22,322	21,744	4,142	79,157	114,437
	Proceeds in connection with acquisition	153,259	–	42,121	–	–	–
	Reinvestment of distributions	13,228	9,801	907	357	1,991	4,831
	Cost of shares redeemed	(110,809)	(18,321)	(32,467)	(4,474)	(17,674)	(40,723)
	Change in net assets from share transactions	149,947	13,802	32,305	25	63,474	78,545
	Change in net assets	120,969	2,838	29,171	(1,638)	63,356	80,714
	Net assets beginning of year	349,573	83,922	48,301	11,294	32,999	106,073
	Net assets end of year	$470,542	$86,760	$77,472	$9,656	$96,355	$186,787
	Undistributed net investment (excess of distributions over) income (loss)	$(17)	$(3)	$(2)	$–	$(1)	$(3)
[1]	Share transactions
	Shares sold	8,797	1,682	2,215	444	6,623	7,345
	Shares issued in connection with acquisition	13,817	–	4,211	–	–	–
	Reinvestment of distributions	1,299	830	94	43	166	307
	Shares redeemed	(10,430)	(1,385)	(3,299)	(483)	(1,500)	(2,656)
	Change in shares	13,483	1,127	3,221	4	5,289	4,996

(a) The Master Funds for the Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund.

These financial statements should be read in conjunction with each Master Fund's shareholder report.

See accompanying Notes to Financial Statements.

24

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from						Supplemental data			Ratios(a)(b)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)		Net realized gains on investment transactions($)		Net asset value, end of period($)	Total return(%)(d)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)(e)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

JNAM Guidance – Interest Rate Opportunities Fund

12/31/16		9.20	0.14	0.28	0.42	—		—		9.62	4.57	41,360	28	0.22	0.22	1.46
12/31/15		9.79	0.36	(0.75)	(0.39)	(0.09)		(0.11)		9.20	(3.91)	49,186	86	0.23	0.23	3.66
12/31/14		9.84	0.09	0.01	0.10	(0.14)		(0.01)		9.79	1.05	51,653	13	0.27	0.27	0.85
12/31/13	*	10.00	0.21	(0.37)	(0.16)	—		—		9.84	(1.60)	31,347	25	0.42	0.42	3.14

JNAM Guidance – Conservative Fund

12/31/16		10.51	0.10	0.37	0.47	—		—		10.98	4.47	149,066	50	0.22	0.22	0.96
12/31/15		10.93	0.22	(0.40)	(0.18)	(0.12)		(0.12)		10.51	(1.70)	132,938	113	0.23	0.23	2.06
12/31/14		10.64	0.19	0.20	0.39	(0.07)		(0.03)		10.93	3.71	105,392	35	0.27	0.27	1.74
12/31/13		10.62	0.15	(0.06)	0.09	(0.06)		(0.01)		10.64	0.85	58,236	88	0.42	0.42	1.37
12/31/12	*	10.00	0.26	0.36	0.62	—		—		10.62	6.20	25,383	5	0.46	0.46	2.75

JNAM Guidance – Moderate Fund

12/31/16		11.32	0.09	0.50	0.59	—		—		11.91	5.21	447,357	42	0.22	0.22	0.82
12/31/15		11.91	0.21	(0.36)	(0.15)	(0.18)		(0.26)		11.32	(1.33)	428,424	93	0.23	0.23	1.79
12/31/14		11.77	0.12	0.32	0.44	(0.08)		(0.22)		11.91	3.71	357,957	32	0.27	0.27	1.02
12/31/13		10.53	0.16	1.12	1.28	(0.04)		(0.00)	(f)	11.77	12.15	181,542	77	0.42	0.42	1.45
12/31/12	*	10.00	0.22	0.31	0.53	—		—		10.53	5.30	50,110	7	0.46	0.46	2.40

JNAM Guidance – Growth Fund

12/31/16		10.85	0.09	0.56	0.65	—		—		11.50	5.99	283,117	43	0.22	0.22	0.84
12/31/15		11.33	0.19	(0.27)	(0.08)	(0.15)		(0.25)		10.85	(0.77)	257,673	84	0.23	0.23	1.70
12/31/14		10.94	0.12	0.34	0.46	(0.04)		(0.03)		11.33	4.16	166,251	30	0.26	0.26	1.05
12/31/13	*	10.00	0.18	0.76	0.94	—		—		10.94	9.40	46,968	16	0.42	0.42	2.47

JNAM Guidance – Moderate Growth Fund

12/31/16		11.46	0.10	0.56	0.66	—		—		12.12	5.76	849,974	36	0.20	0.20	0.83
12/31/15		11.95	0.21	(0.37)	(0.16)	(0.13)		(0.20)		11.46	(1.34)	860,871	70	0.21	0.21	1.74
12/31/14		11.74	0.10	0.39	0.49	(0.07)		(0.21)		11.95	4.11	504,190	33	0.27	0.27	0.87
12/31/13		10.53	0.13	1.10	1.23	(0.01)		(0.01)		11.74	11.76	266,128	70	0.42	0.42	1.18
12/31/12	*	10.00	0.09	0.44	0.53	—		—		10.53	5.30	70,174	14	0.46	0.46	1.03

JNAM Guidance – Maximum Growth Fund

12/31/16		11.73	0.09	0.74	0.83	—		—		12.56	7.08	231,918	40	0.22	0.22	0.74
12/31/15		12.38	0.16	(0.31)	(0.15)	(0.14)		(0.36)		11.73	(1.32)	231,801	70	0.23	0.23	1.30
12/31/14		12.30	0.08	0.45	0.53	(0.07)		(0.38)		12.38	4.26	119,715	49	0.27	0.27	0.65
12/31/13		10.38	0.08	1.86	1.94	(0.01)		(0.01)		12.30	18.78	69,844	108	0.42	0.42	0.70
12/31/12	*	10.00	0.09	0.29	0.38	—		—		10.38	3.80	21,318	9	0.46	0.46	0.94

JNAM Guidance – Alt 100 Fund

12/31/16		10.13	0.15	(0.14)	0.01	—		—		10.14	0.10	390,396	15	0.22	0.22	1.44
12/31/15		10.60	0.29	(0.46)	(0.17)	(0.12)		(0.18)		10.13	(1.70)	470,542	61	0.23	0.23	2.73
12/31/14		10.60	0.11	0.13	0.24	(0.11)		(0.13)		10.60	2.27	349,573	43	0.27	0.27	0.98
12/31/13		10.23	0.13	0.26	0.39	(0.00)	(f)	(0.02)		10.60	3.88	290,505	57	0.42	0.42	1.28
12/31/12	*	10.00	(0.02)	0.25	0.23	—		—		10.23	2.30	142,016	14	0.46	0.46	(0.23)

JNAM Guidance – Equity 100 Fund

12/31/16		11.56	0.07	0.69	0.76	—		—		12.32	6.57	82,149	35	0.22	0.22	0.59
12/31/15		13.16	0.05	(0.18)	(0.13)	(0.30)		(1.17)		11.56	(1.24)	86,760	107	0.23	0.23	0.38
12/31/14		13.11	0.06	0.58	0.64	(0.07)		(0.52)		13.16	4.84	83,922	137	0.27	0.27	0.43
12/31/13		10.32	0.17	2.63	2.80	(0.01)		(0.00)	(f)	13.11	27.15	51,507	125	0.42	0.42	1.44
12/31/12	*	10.00	0.25	0.07	0.32	—		—		10.32	3.20	3,837	6	0.48	0.48	8.23

JNAM Guidance – Fixed Income 100 Fund

12/31/16		9.55	0.12	0.31	0.43	—		—		9.98	4.50	70,722	39	0.22	0.22	1.17
12/31/15		9.88	0.31	(0.52)	(0.21)	(0.11)		(0.01)		9.55	(2.19)	77,472	86	0.23	0.23	3.16
12/31/14		9.79	0.20	0.01	0.21	(0.12)		—		9.88	2.14	48,301	105	0.27	0.27	2.03
12/31/13		10.08	0.28	(0.53)	(0.25)	(0.04)		(0.00)	(f)	9.79	(2.42)	23,310	86	0.42	0.42	2.85
12/31/12	*	10.00	0.38	(0.30)	0.08	—		—		10.08	0.80	6,399	1	0.44	0.44	12.40

See accompanying Notes to Financial Statements.

25

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from					Supplemental data			Ratios(a)(b)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)		Net asset value, end of period($)	Total return(%)(d)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)(e)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)
JNAM Guidance – Real Assets Fund

12/31/16		8.22	0.28	0.76	1.04	—	—		9.26	12.65	13,591	27	0.22	0.22	3.05
12/31/15		9.64	0.22	(1.32)	(1.10)	(0.06)	(0.26)		8.22	(11.50)	9,656	64	0.24	0.24	2.38
12/31/14		9.90	0.05	(0.21)	(0.16)	(0.09)	(0.01)		9.64	(1.65)	11,294	47	0.27	0.27	0.47
12/31/13	*	10.00	0.13	(0.23)	(0.10)	—	—		9.90	(1.00)	5,285	10	0.42	0.42	1.90

JNL/American Funds Global Growth Fund(g)

12/31/16		11.70	0.07	(0.03)	0.04	—	—		11.74	0.34	92,028	21	0.52	1.12	0.65
12/31/15		11.21	0.15	0.60	0.75	(0.04)	(0.22)		11.70	6.63	96,355	5	0.52	1.13	1.24
12/31/14		11.00	0.17	0.06	0.23	(0.02)	(0.00)	(f)	11.21	2.06	32,999	3	0.51	1.16	1.53
12/31/13	*	10.00	0.22	0.78	1.00	—	—		11.00	10.00	5,355	1	0.62	1.27	7.03

JNL/American Funds Growth Fund(g)

12/31/16		15.40	0.08	1.31	1.39	—	—		16.79	9.03	232,521	10	0.62	1.17	0.48
12/31/15		14.86	0.06	0.91	0.97	(0.07)	(0.36)		15.40	6.44	186,787	7	0.68	1.18	0.40
12/31/14		13.81	0.15	0.95	1.10	(0.03)	(0.02)		14.86	7.98	106,073	3	0.72	1.22	1.06
12/31/13		10.68	0.10	3.04	3.14	(0.01)	—		13.81	29.45	48,596	4	0.82	1.32	0.81
12/31/12	*	10.00	0.20	0.48	0.68	—	—		10.68	6.80	10,429	10	0.85	1.35	2.14

*

Commencement of operations was as follows: February 6, 2012: JNAM Guidance - Conservative Fund, JNAM Guidance - Moderate Fund, JNAM Guidance - Moderate Growth Fund, JNAM Guidance - Maximum Growth Fund, JNAM Guidance - Alt 100 Fund and JNL/American Funds Growth Fund; September 10, 2012: JNAM Guidance - Equity 100 Fund and JNAM Guidance - Fixed Income 100 Fund; April 29, 2013: JNAM Guidance - Interest Rate Opportunities Fund, JNAM Guidance - Growth Fund and JNAM Guidance - Real Assets Fund; September 16, 2013: JNL/American Funds Global Growth Fund.

(a)	Annualized for periods less than one year.
(b)	Ratios of net investment income and expenses to average net assets do not include the impact of each Master Fund's and Underlying Funds' expenses.
(c)	Calculated using the average shares method.
(d)

Total return assumes reinvestment of all distributions for the period. Total return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(e)

Portfolio turnover is not annualized for periods of less than one year. Portfolio turnover is based on the Feeder Funds' or Funds of Funds' purchases and sales of the Master Fund or Underlying Funds, respectively.

(f)	Amount represents less than $0.005.
(g)

The Master Funds for the Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund's shareholder report.

See accompanying Notes to Financial Statements.

26

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2016

NOTE 1. ORGANIZATION

The Jackson Variable Series Trust (“Trust”) is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts, by a Declaration of Trust, dated September 7, 2011, as amended April 27, 2015.The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), and its shares are registered under the Securities Act of 1933, as amended (“1933 Act”). The Trust operates as a series trust, and at December 31, 2016 consisted of thirty-three (33) separate funds. Information in these financial statements pertains to twelve (12) Funds (each a “Fund”, and collectively, “Funds”) offered by the Trust listed in the table below. Each Fund represents shares of beneficial interest in a separate portfolio of securities and other assets, each with its own investment objective.

Jackson National Asset Management, LLC (“JNAM”, “Adviser” or “Administrator”), a wholly-owned subsidiary of Jackson National Life Insurance Company® (“Jackson”), serves as investment adviser and administrator to each of the Funds. Jackson is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is the United States of America. The Funds offer only one class of shares. Shares of each Fund are sold to Jackson and its separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies. Shares may also be sold directly to other affiliated funds. The Funds and each Fund's Adviser are:

Fund:	Adviser:

JNAM Guidance - Interest Rate Opportunities Fund, JNAM Guidance - Conservative Fund, JNAM Guidance - Moderate Fund, JNAM Guidance - Growth Fund, JNAM Guidance - Moderate Growth Fund, JNAM Guidance - Maximum Growth Fund, JNAM Guidance - Alt 100 Fund, JNAM Guidance - Equity 100 Fund, JNAM Guidance - Fixed Income 100 Fund, JNAM Guidance - Real Assets Fund. These funds are collectively known as “Funds of Funds”.

JNAM
JNL/American Funds Global Growth Fund and JNL/American Funds Growth Fund. These funds are collectively known as “Master Feeder Funds”.	JNAM (Adviser to each Master Feeder Fund) Capital Research and Management Company (Investment Adviser to each Master Fund)

Each Fund, except the Master Feeder Funds, operates under a “Fund of Funds” structure, investing substantially all of its assets in other affiliated funds (each, an “Underlying Fund”, and collectively, the “Underlying Funds”), as applicable, advised by JNAM. If an Underlying Fund offers multiple share classes, each of the Funds of Funds invests in Class A shares of such Underlying Fund. The Underlying Funds' shares generally charge a 12b-1 fee. The Funds of Funds do not directly charge a 12b-1 fee, although shareholders investing in a Fund of Funds indirectly bear any 12b-1 fees incurred by the shares of each Underlying Fund.

Each of the Master Feeder Funds operates as a “Feeder Fund” and seeks to achieve its respective investment objective by investing all of its assets in a separate mutual fund (“Master Fund”). Each Master Feeder Fund’s Master Fund is a series of the American Funds Insurance Series®, a registered open-end management investment company that has the same investment objective as its corresponding Feeder Fund. Each Master Fund directly acquires securities and the Feeder Fund, by investing in the Master Fund, acquires an indirect interest in those securities. As of December 31, 2016, JNL/American Funds Global Growth Fund owned 1.76% of its corresponding Master Fund and JNL/American Funds Growth Fund owned - 1.08% of its corresponding Master Fund. The Master Funds’ Schedules of Investments, Financial Statements and accounting policies are outlined in each Master Fund’s shareholder report, which accompanies this report. This report should be read in conjunction with the Master Funds’ shareholder reports. The Master Funds' shareholder reports are also available on the SEC’s website at www.sec.gov.

The Master Feeder Funds are diversified Funds for purposes of the 1940 Act. The Funds of Funds are non-diversified.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Security Valuation and Fair Value Measurement. Under the Trust's valuation policy and procedures, the Trust's Board of Trustees ("Board" or "Trustees") has delegated the daily operational oversight of the securities valuation function to the JNAM Pricing Committee (“Pricing Committee”), which consists of certain officers of the Trust and JNAM management. The Pricing Committee is responsible for determining fair valuations for any security for which market quotations are not readily available. For those securities fair valued under procedures adopted by the Board, the Pricing Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available. The Pricing Committee’s fair valuation determinations are subject to review by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The net asset value (“NAV”) of a Fund's shares is generally determined once each day the New York Stock Exchange (“NYSE”) is open, at the close of the regular trading session of the NYSE (generally, 4:00 PM Eastern Time). The Funds of Funds’ investments in the Underlying Funds are valued at the daily NAV of the applicable Underlying Fund determined as of the close of the NYSE on each valuation date. Valuation of investments by the Underlying Funds is discussed in the shareholder report of the Underlying Funds. Each Feeder Fund’s investment in its corresponding Master Fund is valued at the daily NAV per share of the applicable Master Fund determined as of the close of the NYSE on each valuation date. Valuation of the investments by the

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Master Fund is discussed in each Master Fund’s shareholder report, which accompanies this report. The Master Fund's shareholder reports are also available on the SEC's website at www.sec.gov.

FASB ASC Topic 820, “Fair Value Measurement” establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of a Fund's investments under FASB ASC Topic 820 guidance and are summarized into three broad categories. Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for investments in mutual funds. Investments in the Underlying Funds and Master Funds are categorized as Level 1 within FASB ASC Topic 820 fair value hierarchy. The Level 1 valuation assets for the Funds can be referenced in the Schedules of Investments. There were no Level 2 or Level 3 investments in these Funds.

Distributions to Shareholders. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends from net investment income are generally declared and paid annually by the regulated investment company ("RIC") Fund, but may be paid more frequently to avoid excise tax. Distributions of net realized capital gains by the RIC Fund, if any, will be distributed at least annually, to the extent they exceed available capital loss carryforwards. Capital gains distributions received from the affiliated Master Funds and the Underlying Funds are recorded as net realized gain from affiliated investments, as applicable, in the Statements of Operations.

Security Transactions and Investment Income. Security transactions are recorded on the trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Realized gains and losses are determined on the specific identification basis.

Expenses. Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Other Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund.

Expenses in Master Funds and Funds of Funds. Because each Feeder Fund invests substantially all of its assets in a Master Fund, the Feeder Fund shareholders bear the fees and expenses of each respective Master Fund in which the Feeder Fund invests. Such expenses are not included in the Statements of Operations, but are incurred indirectly because they are considered in the calculation of the NAV of the respective Master Fund. As a result, the Feeder Funds’ actual expenses may be higher than those of other mutual funds that invest directly in securities. A similar situation exists for the Funds of Funds as it relates to the expenses associated with the investments in Underlying Funds.

Guarantees and Indemnifications. In the normal course of business, the Trust may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. However, since their commencement of operations, the Funds have not had claims or losses pursuant to their contracts and expect the risk of loss to be remote. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by RICs. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the final rules will have on the Funds’ financial statements.

NOTE 3. CERTAIN RISKS

Market and Volatility Risk. In the normal course of business, the Master Funds and Underlying Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (“market risk”). Additionally, prices of financial instruments may fluctuate over short periods or extended periods of time in response to company, market, economic or political news (“volatility risk”). Equity securities generally have more price volatility than fixed-income securities, and long term fixed-income securities normally have more price volatility than short term fixed-income securities. Certain Master Funds and Underlying Funds may invest in derivatives to hedge the Fund’s portfolio as well as for investment purposes which may increase volatility. Volatility may cause the Master Fund’s and Underlying Fund’s net asset value per share to experience significant appreciation or depreciation in value over short periods of time.

Credit and Counterparty Risk. In the normal course of business, the Master Funds or Underlying Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to failure of the other party to a transaction to perform (“credit risk”). Similar to credit risk, a Master Fund or Underlying Fund may be exposed to the risk that an institution or other entity with which the Master Fund or Underlying Fund has unsettled or open transactions will default (“counterparty risk”). Financial assets, which potentially expose a Master Fund or Underlying Fund to credit risk, consist principally of investments and cash due from counterparties. The potential loss could exceed the value of the financial assets and liabilities recorded in the Master Fund’s or Underlying Fund’s financial statements. A Master Fund or Underlying Fund manages credit and counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. A Master Fund’s or Underlying Fund’s Adviser(s) and Sub-Advisers attempt to mitigate credit and counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Master Fund and Underlying Fund restrict their exposure to credit and counterparty losses by entering into master

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December 31, 2016

netting agreements with counterparties with whom they undertake a significant volume of transactions. In the event of default, the total market value exposure would be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. The extent of a Master Fund’s or Underlying Fund’s exposure to credit and counterparty risks in respect to financial assets is incorporated within their carrying value as recorded in each Master Fund’s or Underlying Fund’s Statement of Assets and Liabilities. For certain derivative contracts held by a Master Fund or Underlying Fund, the potential loss could exceed the value of the financial assets recorded in their financial statements.

Underlying Fund Investment Risk. Each Fund’s prospectus includes a discussion of the principal investment risks of the Master Fund or Underlying Fund in which it invests. Additional risks associated with a Master Fund’s or Underlying Fund’s investments are described within the respective Master Fund’s or Underlying Fund’s annual shareholder report. The Master Funds’ shareholder reports are also available on the SEC’s website at www.sec.gov.

Feeder Funds and Funds of Funds Risks. The value of an investment in a Feeder Fund changes with the value of the corresponding Master Fund and its investments. The value of an investment in a Funds of Funds changes with the values of the corresponding Underlying Funds and their investments. The Master Fund’s and Underlying Fund’s shares may be purchased by other investment companies and shareholders. In some cases, the Master Fund or Underlying Fund may experience large subscriptions or redemptions due to allocation changes or rebalancing. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Fund performance.

Cybersecurity Risk. Cyber-attacks could disrupt daily operations related to trading and portfolio management. In addition, technology disruptions and cyber-attacks may impact the operations or securities prices of an issuer or a group of issuers, and thus may have an adverse impact on the value of a Fund’s investments. Cyber-attacks on a Fund’s sub-advisers and service providers could cause business failures or delays in daily processing and a Fund may not be able to issue a NAV per share. As a result, cyber-attacks could impact the performance of a Fund.

NOTE 4. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

Advisory and Administrative Fees. The Trust has an investment advisory and management agreement with JNAM, whereby JNAM provides investment management services. Each Fund pays JNAM an annual fee, accrued daily and paid monthly, based on a specified percentage of the average daily net assets of each Fund.

JNAM also serves as the “Administrator” to the Funds. The Funds pay an administrative fee based on the average daily net assets of each Fund, accrued daily and paid monthly. In return for the administrative fee, JNAM provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, JNAM, at its own expense, arranges for legal, audit, fund accounting, transfer agency, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs, and all other services necessary for the operation of each Fund. Each Fund is responsible for interest and taxes, other non-operating expenses, registration fees, licensing costs, directors and officers insurance, the fees and expenses of the disinterested Trustees and independent legal counsel to the disinterested Trustees.

The following schedule indicates the advisory fee and the administrative fee each Fund is currently obligated to pay JNAM.

	Advisory Fee (m-millions and b-billions)			Administrative Fee (b-billions)
	$0 to $500m	$500m to $1b	Over $1b	$0 to $3b	Over $3b
JNAM Guidance – Interest Rate Opportunities Fund	0.15%	0.10%	0.10%	0.05%	0.045%
JNAM Guidance – Conservative Fund	0.15	0.10	0.10	0.05	0.045
JNAM Guidance – Moderate Fund	0.15	0.10	0.10	0.05	0.045
JNAM Guidance – Growth Fund	0.15	0.10	0.10	0.05	0.045
JNAM Guidance – Moderate Growth Fund	0.15	0.10	0.10	0.05	0.045
JNAM Guidance – Maximum Growth Fund	0.15	0.10	0.10	0.05	0.045
JNAM Guidance – Alt 100 Fund	0.15	0.10	0.10	0.05	0.045
JNAM Guidance – Equity 100 Fund	0.15	0.10	0.10	0.05	0.045
JNAM Guidance – Fixed Income 100 Fund	0.15	0.10	0.10	0.05	0.045
JNAM Guidance – Real Assets Fund	0.15	0.10	0.10	0.05	0.045
JNL/American Funds Global Growth Fund	0.80	0.80	0.75	0.10	0.09
JNL/American Funds Growth Fund	0.85	0.85	0.80	0.10	0.09

Fee Waiver. Pursuant to contractual and voluntary fee waiver agreements, JNAM agreed to waive a portion of its advisory fees for each of the following Funds. None of the waived advisory fees can be recaptured by JNAM. The amount of waived expenses for each Fund is recorded as an expense waiver in each Fund’s Statement of Operations.

Contractual Advisory Fee Waiver as a Percentage of Average Daily Net Assets
JNL/American Funds Global Growth Fund	0.60%
JNL/American Funds Growth Fund	0.50

Voluntary Advisory Fee Waiver as a Percentage of Average Daily Net Assets
JNL/American Funds Growth Fund	0.05%

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Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2016

Distribution Fees. The Master Feeder Funds have adopted a Distribution Plan (the “Plan”) pursuant to the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Funds will pay a distribution and/or service fee (“Rule 12b-1 fee”) to Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Adviser, for the purpose of reimbursement of certain distribution, administrative, or related service expenses from the sale and distribution of each Fund’s shares. To the extent consistent with existing law and the Plan, JNLD may use the Rule 12b-1 fees to reimburse or compensate broker-dealers, administrators or others for providing distribution, administrative or other services. Under the Plan, each Fund accrues the Rule 12b-1 fee daily, at the maximum annual rate of 0.20% of the average daily net assets of the Fund, and pays the fee monthly to JNLD. JNLD also is the principal underwriter of the variable insurance products issued by Jackson and its subsidiaries. Amounts charged pursuant to the Plan are reflected as 12b-1 fees in each Fund’s Statement of Operations.

Other Service Providers. JPMorgan Chase Bank, N.A. ("JPM Chase") acts as custodian for the Funds.

Deferred Compensation Plan. The Funds adopted a Deferred Compensation Plan whereby a disinterested Trustee may defer the receipt of all or a portion of their compensation. These deferred amounts, which remain as liabilities of the Funds, are treated as if invested and reinvested in shares of one or more funds at the discretion of the applicable Trustee. These amounts represent general, unsecured liabilities of the Funds and vary according to the total returns of the selected funds. Liabilities related to deferred balances are included in payable for trustee fees in the Statements of Assets and Liabilities. Increases or decreases related to the changes in value of deferred balances are included in trustee fees set forth in the Statements of Operations.

Investments in Affiliates. The Funds of Funds invested solely in shares of other affiliated Funds advised by JNAM. The following table details each Fund's long term investments in affiliates (in thousands) held during the year ended December 31, 2016.

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/(Loss) from Sales($)	Value End of Period($)
JNAM Guidance – Interest Rate Opportunities Fund
JNL Multi-Manager Alternative Fund - Class A	3,437	107	667	28	(16)	2,890
JNL/BlackRock Global Long Short Credit Fund	7,348	379	2,752	178	(179)	4,965
JNL/Crescent High Income Fund - Class A	-	5,628	945	-	20	4,957
JNL/DoubleLine Total Return Fund	6,840	394	2,108	92	(2)	5,177
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	3,440	206	811	136	(41)	2,890
JNL/FAMCO Flex Core Covered Call Fund	2,458	222	643	146	34	2,060
JNL/Franklin Templeton Global Multisector Bond Fund - Class A	4,417	1,860	1,019	23	(182)	5,358
JNL/Invesco Global Real Estate Fund - Class A	5,067	743	3,601	204	(295)	2,100
JNL/PIMCO Real Return Fund - Class A	-	2,287	4	-	-	2,283
JNL/PPM America Floating Rate Income Fund - Class A	5,899	223	3,042	148	(173)	3,310
JNL/PPM America High Yield Bond Fund - Class A	3,910	12	4,121	-	(307)	-
JNL/Scout Unconstrained Bond Fund - Class A	6,380	236	1,463	40	36	5,379
	49,196	12,297	21,176	995	(1,105)	41,369
JNAM Guidance – Conservative Fund
JNL Multi-Manager Alternative Fund - Class A	3,985	1,647	433	51	(21)	5,243
JNL Multi-Manager Mid Cap Fund - Class A	-	5,356	814	-	23	4,800
JNL Multi-Manager Small Cap Value Fund - Class A	1,324	413	1,855	-	(98)	-
JNL/AQR Managed Futures Strategy Fund - Class A	3,989	2,206	710	207	(65)	4,844
JNL/BlackRock Global Long Short Credit Fund	3,967	705	1,662	85	(151)	3,004
JNL/Boston Partners Global Long Short Equity Fund - Class A	6,366	1,560	724	254	35	7,104
JNL/Causeway International Value Select Fund - Class A	-	1,253	-	-	-	1,267
JNL/Crescent High Income Fund - Class A	-	5,174	903	-	12	4,513
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A	3,328	2,033	1,493	72	268	4,518
JNL/DoubleLine Total Return Fund	18,599	9,433	3,173	415	209	24,852
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	3,330	807	432	175	(12)	3,766
JNL/Epoch Global Shareholder Yield Fund	4,003	1,192	3,050	125	(151)	2,278
JNL/Franklin Templeton Global Multisector Bond Fund - Class A	6,654	5,784	2,549	38	(596)	10,126
JNL/Invesco Global Real Estate Fund - Class A	1,673	648	784	74	(62)	1,523
JNL/Invesco Small Cap Growth Fund - Class A	1,991	546	2,555	-	(234)	-
JNL/JPMorgan MidCap Growth Fund - Class A	1,995	647	2,674	-	(189)	-
JNL/Lazard International Strategic Equity Fund	3,344	1,001	4,154	87	(393)	-
JNL/Mellon Capital S&P 400 MidCap Index Fund - Class A	-	1,538	1,570	-	32	-
JNL/Mellon Capital S&P 500 Index Fund - Class A	3,987	2,024	1,882	14	221	4,699
JNL/Neuberger Berman Strategic Income Fund -	3,989	182	4,220	-	(199)	-

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Notes to Financial Statements

December 31, 2016

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/(Loss) from Sales($)	Value End of Period($)
Class A
JNL/Nicholas Convertible Arbitrage Fund	2,656	409	884	11	(41)	2,247
JNL/Oppenheimer Emerging Markets Innovator Fund - Class A	-	1,746	223	-	7	1,506
JNL/PIMCO Credit Income Fund	9,289	6,380	5,399	139	34	10,835
JNL/PIMCO Real Return Fund - Class A	-	3,764	-	-	-	3,768
JNL/PIMCO Total Return Bond Fund - Class A	9,287	859	10,421	-	(277)	-
JNL/PPM America Floating Rate Income Fund - Class A	1,329	91	1,466	-	(58)	-
JNL/PPM America High Yield Bond Fund - Class A	3,994	656	828	7	(172)	4,527
JNL/PPM America Total Return Fund - Class A	8,640	3,758	2,773	295	(92)	9,773
JNL/S&P Mid 3 Fund - Class A	2,634	658	3,449	-	(245)	-
JNL/Scout Unconstrained Bond Fund - Class A	6,647	9,016	2,011	112	65	13,895
JNL/T. Rowe Price Capital Appreciation Fund	9,306	3,549	1,883	141	92	11,651
JNL/T. Rowe Price Established Growth Fund - Class A	3,989	1,411	2,089	18	(221)	3,352
JNL/Westchester Capital Event Driven Fund - Class A	2,672	1,398	406	16	(18)	3,744
JNL/WCM Focused International Equity Fund	-	1,257	-	-	-	1,263
JNL/WMC Money Market Fund - Class A	-	5,238	5,238	-	-	-
	132,967	84,339	72,707	2,336	(2,297)	149,098
JNAM Guidance – Moderate Fund
JNL Multi-Manager Alternative Fund - Class A	12,882	3,405	581	153	(31)	15,819
JNL Multi-Manager Mid Cap Fund - Class A	-	18,165	2,260	-	47	16,814
JNL Multi-Manager Small Cap Growth Fund - Class A	-	4,882	20	566	(2)	4,457
JNL Multi-Manager Small Cap Value Fund - Class A	4,237	837	962	390	(198)	4,745
JNL/AQR Managed Futures Strategy Fund - Class A	12,935	4,536	1,317	590	17	14,357
JNL/BlackRock Global Long Short Credit Fund	12,821	980	4,759	255	(431)	9,022
JNL/Boston Partners Global Long Short Equity Fund - Class A	20,437	2,163	825	759	25	21,456
JNL/Causeway International Value Select Fund - Class A	-	3,345	-	-	-	3,384
JNL/Crescent High Income Fund - Class A	-	11,836	1,176	-	22	11,271
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A	20,263	3,693	4,121	380	753	23,520
JNL/DoubleLine Total Return Fund	45,135	16,412	3,919	917	298	57,693
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	10,756	1,148	801	526	29	11,287
JNL/Epoch Global Shareholder Yield Fund	10,659	3,293	4,802	381	(362)	9,505
JNL/Franklin Templeton Global Multisector Bond Fund - Class A	17,204	9,896	5,043	84	(1,216)	22,529
JNL/Harris Oakmark Global Equity Fund - Class A	14,872	2,847	9,460	84	(1,431)	9,153
JNL/Invesco Global Real Estate Fund - Class A	5,371	686	1,555	216	(9)	4,445
JNL/Invesco Small Cap Growth Fund - Class A	12,788	1,065	14,155	-	(816)	-
JNL/JPMorgan MidCap Growth Fund - Class A	10,669	1,250	11,908	-	(1,366)	-
JNL/Lazard Emerging Markets Fund - Class A	4,287	545	1,096	96	(278)	4,467
JNL/Lazard International Strategic Equity Fund	10,687	3,576	12,282	274	(376)	1,316
JNL/Mellon Capital S&P 400 MidCap Index Fund - Class A	-	4,519	4,613	-	94	-
JNL/Mellon Capital S&P 500 Index Fund - Class A	19,190	3,651	3,985	59	513	21,211
JNL/Neuberger Berman Strategic Income Fund - Class A	6,451	37	6,559	-	(333)	-
JNL/Nicholas Convertible Arbitrage Fund	8,592	379	2,413	32	(202)	6,752
JNL/Oppenheimer Emerging Markets Innovator Fund - Class A	5,337	540	539	-	(69)	5,349
JNL/PIMCO Credit Income Fund	19,324	13,234	9,937	301	(23)	23,862
JNL/PIMCO Real Return Fund - Class A	-	8,205	-	-	-	8,206
JNL/PIMCO Total Return Bond Fund - Class A	27,893	940	29,540	-	(969)	-
JNL/PPM America Floating Rate Income Fund - Class A	6,453	172	6,815	-	(307)	-
JNL/PPM America High Yield Bond Fund - Class A	10,754	278	3,535	15	(703)	9,035
JNL/PPM America Total Return Fund - Class A	17,209	4,364	2,958	575	(108)	18,945
JNL/S&P Mid 3 Fund - Class A	10,612	928	12,137	-	(465)	-
JNL/Scout Unconstrained Bond Fund - Class A	12,916	23,654	4,269	268	133	32,753
JNL/T. Rowe Price Capital Appreciation Fund	34,236	8,557	2,541	516	133	42,626
JNL/T. Rowe Price Established Growth Fund - Class A	14,946	5,685	3,069	93	(124)	17,953
JNL/Westchester Capital Event Driven Fund - Class A	8,601	2,950	471	49	(24)	11,307

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Notes to Financial Statements

December 31, 2016

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/(Loss) from Sales($)	Value End of Period($)
JNL/WCM Focused International Equity Fund	-	4,398	-	7	-	4,214
JNL/WMC Money Market Fund - Class A	-	13,188	13,188	-	-	-
	428,517	190,239	187,611	7,586	(7,779)	447,453
JNAM Guidance – Growth Fund
JNL Multi-Manager Alternative Fund - Class A	7,786	3,084	569	94	(33)	10,375
JNL Multi-Manager Mid Cap Fund - Class A	-	21,720	1,425	-	28	21,546
JNL Multi-Manager Small Cap Growth Fund - Class A	-	4,696	79	541	(9)	4,231
JNL Multi-Manager Small Cap Value Fund - Class A	2,554	1,804	374	338	(16)	4,480
JNL/AQR Managed Futures Strategy Fund - Class A	7,831	3,452	1,093	378	18	9,047
JNL/BlackRock Global Long Short Credit Fund	7,750	880	3,023	157	(282)	5,598
JNL/Boston Partners Global Long Short Equity Fund - Class A	12,323	2,038	735	466	22	13,441
JNL/Causeway International Value Select Fund - Class A	8,970	2,942	2,045	99	(8)	9,868
JNL/Crescent High Income Fund - Class A	-	4,261	243	-	5	4,243
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A	17,983	1,876	2,821	321	538	20,213
JNL/DoubleLine Total Return Fund	8,452	6,087	1,692	207	51	12,839
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	6,502	1,155	695	321	1	7,081
JNL/Epoch Global Shareholder Yield Fund	11,552	940	4,257	325	(282)	8,707
JNL/Franklin Templeton Global Multisector Bond Fund - Class A	7,801	2,730	5,516	17	(1,133)	5,001
JNL/Harris Oakmark Global Equity Fund - Class A	12,162	2,430	8,142	67	(1,108)	7,260
JNL/Invesco Global Real Estate Fund - Class A	3,215	1,555	289	197	(7)	4,374
JNL/Invesco Small Cap Growth Fund - Class A	5,134	615	6,057	-	(18)	-
JNL/JPMorgan MidCap Growth Fund - Class A	10,283	1,418	11,819	-	(1,353)	-
JNL/Lazard Emerging Markets Fund - Class A	8,983	1,501	3,532	174	(1,072)	8,462
JNL/Lazard International Strategic Equity Fund	12,875	2,213	5,700	561	(207)	8,331
JNL/Mellon Capital S&P 400 MidCap Index Fund - Class A	-	5,572	5,686	-	115	-
JNL/Mellon Capital S&P 500 Index Fund - Class A	14,124	869	2,888	36	315	13,646
JNL/Mellon Capital Small Cap Index Fund - Class A	5,749	525	6,920	-	(157)	-
JNL/Nicholas Convertible Arbitrage Fund	5,195	311	5,559	-	(297)	-
JNL/Oppenheimer Emerging Markets Innovator Fund - Class A	5,811	842	1,212	-	(183)	5,467
JNL/PIMCO Credit Income Fund	-	8,768	1,672	77	40	7,237
JNL/PIMCO Real Return Fund - Class A	-	2,796	-	-	-	2,796
JNL/PPM America High Yield Bond Fund - Class A	4,551	177	4,941	-	(557)	-
JNL/PPM America Total Return Fund - Class A	3,253	134	3,502	-	(54)	-
JNL/S&P Mid 3 Fund - Class A	7,681	790	8,949	-	(381)	-
JNL/Scout Unconstrained Bond Fund - Class A	3,255	7,766	1,389	77	44	9,752
JNL/T. Rowe Price Capital Appreciation Fund	-	14,056	225	167	1	14,040
JNL/T. Rowe Price Established Growth Fund - Class A	21,861	2,998	4,406	109	(170)	20,802
JNL/T. Rowe Price Value Fund - Class A	28,893	4,578	6,486	2,528	(807)	27,514
JNL/Westchester Capital Event Driven Fund - Class A	5,197	2,104	416	30	(24)	7,023
JNL/WCM Focused International Equity Fund	-	10,110	-	14	-	9,800
JNL/WMC Money Market Fund - Class A	-	2,745	2,745	-	-	-
	257,726	132,538	117,102	7,301	(6,980)	283,174
JNAM Guidance – Moderate Growth Fund
JNL Multi-Manager Alternative Fund - Class A	25,743	5,482	1,403	286	(82)	30,018
JNL Multi-Manager Mid Cap Fund - Class A	-	41,944	1,037	-	31	43,196
JNL Multi-Manager Small Cap Growth Fund - Class A	-	10,784	-	885	-	10,161
JNL Multi-Manager Small Cap Value Fund - Class A	8,499	2,048	1,069	750	(164)	10,707
JNL/AQR Managed Futures Strategy Fund - Class A	25,721	7,977	3,897	1,112	53	26,446
JNL/BlackRock Global Long Short Credit Fund	25,667	745	9,279	478	(765)	17,085
JNL/Boston Partners Global Long Short Equity Fund - Class A	41,159	2,656	2,457	1,427	73	40,706
JNL/Causeway International Value Select Fund - Class A	17,196	6,629	2,500	204	(13)	21,205
JNL/Crescent High Income Fund - Class A	-	24,070	3,370	-	97	21,942
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A	45,748	11,094	9,949	860	1,691	55,126
JNL/DoubleLine Total Return Fund	51,683	21,881	8,974	1,064	632	64,736
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	21,624	1,552	2,066	993	45	21,442

32

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2016

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/(Loss) from Sales($)	Value End of Period($)
JNL/Epoch Global Shareholder Yield Fund	30,083	947	14,530	769	(1,030)	17,594
JNL/Franklin Templeton Global Multisector Bond Fund - Class A	21,480	7,398	4,836	106	(908)	24,516
JNL/Harris Oakmark Global Equity Fund - Class A	38,671	2,057	22,185	199	(2,824)	20,482
JNL/Invesco Global Real Estate Fund - Class A	10,840	598	3,090	402	23	8,253
JNL/Invesco Small Cap Growth Fund - Class A	8,532	464	9,608	-	338	-
JNL/JPMorgan MidCap Growth Fund - Class A	25,767	1,322	27,096	-	(4,021)	-
JNL/Lazard Emerging Markets Fund - Class A	17,213	832	7,841	273	(2,540)	12,747
JNL/Lazard International Strategic Equity Fund	25,923	5,155	24,978	749	(760)	4,368
JNL/Mellon Capital S&P 400 MidCap Index Fund - Class A	-	10,762	10,981	-	219	-
JNL/Mellon Capital S&P 500 Index Fund - Class A	41,156	765	8,030	101	820	38,038
JNL/Mellon Capital Small Cap Index Fund - Class A	8,559	143	9,118	-	(230)	-
JNL/Nicholas Convertible Arbitrage Fund	17,080	275	4,949	60	(470)	12,770
JNL/Oppenheimer Emerging Markets Innovator Fund - Class A	14,994	461	3,397	-	(425)	12,072
JNL/PIMCO Credit Income Fund	17,126	30,852	13,541	431	(31)	35,814
JNL/PIMCO Real Return Fund - Class A	-	9,985	-	-	-	9,988
JNL/PIMCO Total Return Bond Fund - Class A	38,711	162	39,609	-	(1,750)	-
JNL/PPM America Floating Rate Income Fund - Class A	8,569	91	8,932	-	(399)	-
JNL/PPM America High Yield Bond Fund - Class A	21,340	30	22,319	-	(2,970)	-
JNL/PPM America Total Return Fund - Class A	17,160	5,236	3,600	635	(110)	19,169
JNL/S&P Mid 3 Fund - Class A	18,974	521	20,613	-	(787)	-
JNL/Scout Unconstrained Bond Fund - Class A	21,474	22,324	8,651	315	262	35,861
JNL/T. Rowe Price Capital Appreciation Fund	60,191	24,323	4,002	987	287	84,759
JNL/T. Rowe Price Established Growth Fund - Class A	58,402	2,149	7,826	277	617	53,203
JNL/T. Rowe Price Value Fund - Class A	58,482	5,591	10,481	4,974	(1,338)	54,505
JNL/Westchester Capital Event Driven Fund - Class A	17,281	5,098	1,432	91	(81)	21,371
JNL/WCM Focused International Equity Fund	-	22,225	-	18	-	21,861
JNL/WMC Money Market Fund - Class A	-	11,682	11,682	-	-	-
	861,048	308,310	349,328	18,446	(16,510)	850,141
JNAM Guidance – Maximum Growth Fund
JNL Multi-Manager Alternative Fund - Class A	6,967	503	1,075	61	(62)	6,425
JNL Multi-Manager Mid Cap Fund - Class A	-	22,686	562	-	20	23,524
JNL Multi-Manager Small Cap Growth Fund - Class A	-	5,586	16	610	(2)	5,131
JNL Multi-Manager Small Cap Value Fund - Class A	5,735	719	1,572	459	(271)	5,628
JNL/AQR Managed Futures Strategy Fund - Class A	6,992	1,804	3,203	215	(226)	4,901
JNL/Boston Partners Global Long Short Equity Fund - Class A	4,089	2,759	335	224	6	6,404
JNL/Causeway International Value Select Fund - Class A	12,754	2,449	2,832	141	(90)	12,199
JNL/Crescent High Income Fund - Class A	-	2,358	116	-	1	2,366
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A	20,889	2,693	3,411	372	538	23,730
JNL/DoubleLine Total Return Fund	4,654	2,511	801	102	3	6,370
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	3,500	332	954	136	(7)	2,935
JNL/Epoch Global Shareholder Yield Fund	9,295	1,605	3,834	280	(282)	7,388
JNL/Franklin Templeton Global Multisector Bond Fund - Class A	3,487	165	1,287	14	(252)	2,412
JNL/Harris Oakmark Global Equity Fund - Class A	8,067	3,030	4,309	73	(608)	7,543
JNL/Invesco Global Real Estate Fund - Class A	-	4,368	470	192	(22)	3,650
JNL/Invesco Small Cap Growth Fund - Class A	5,757	320	6,383	-	(65)	-
JNL/JPMorgan MidCap Growth Fund - Class A	11,577	836	12,446	-	(1,532)	-
JNL/Lazard Emerging Markets Fund - Class A	10,372	753	4,062	183	(1,225)	8,634
JNL/Lazard International Strategic Equity Fund	16,897	1,184	7,848	695	355	8,822
JNL/Mellon Capital S&P 400 MidCap Index Fund - Class A	-	5,817	5,933	-	116	-
JNL/Mellon Capital S&P 500 Index Fund - Class A	13,926	3,121	2,156	43	211	16,516
JNL/Mellon Capital Small Cap Index Fund - Class A	9,195	288	10,276	-	(996)	-
JNL/Nicholas Convertible Arbitrage Fund	3,469	50	3,537	-	(242)	-
JNL/Oppenheimer Emerging Markets Innovator Fund - Class A	6,960	252	2,177	-	(347)	5,037
JNL/PIMCO Credit Income Fund	-	3,041	189	27	4	2,918
JNL/PPM America High Yield Bond Fund - Class A	2,312	33	2,468	-	(293)	-

33

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2016

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/(Loss) from Sales($)	Value End of Period($)
JNL/PPM America Total Return Fund - Class A	2,326	15	2,394	-	(75)	-
JNL/S&P Mid 3 Fund - Class A	7,980	380	8,810	-	(376)	-
JNL/Scout Unconstrained Bond Fund - Class A	2,326	2,535	297	35	4	4,644
JNL/T. Rowe Price Established Growth Fund - Class A	20,922	1,409	1,556	110	(35)	21,073
JNL/T. Rowe Price Value Fund - Class A	26,736	2,788	2,285	2,444	(244)	27,591
JNL/Westchester Capital Event Driven Fund - Class A	4,669	1,388	2,326	20	(106)	3,823
JNL/WCM Focused International Equity Fund	-	12,592	-	15	-	12,304
JNL/WMC Money Market Fund - Class A	-	1,961	1,961	-	-	-
	231,853	92,331	101,881	6,451	(6,100)	231,968
JNAM Guidance – Alt 100 Fund
JNL Multi-Manager Alternative Fund - Class A	47,034	1,430	309	457	(21)	48,472
JNL/AQR Managed Futures Strategy Fund - Class A	65,877	2,433	6,827	2,409	(217)	54,211
JNL/BlackRock Global Long Short Credit Fund	30,458	7,554	6,500	954	(302)	31,575
JNL/Boston Partners Global Long Short Equity Fund - Class A	75,677	12,570	16,807	2,673	595	70,657
JNL/Brookfield Global Infrastructure and MLP Fund - Class A	18,450	947	11,585	203	(4,477)	7,959
JNL/DoubleLine Total Return Fund	-	27,284	3,335	394	26	23,708
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	47,242	1,999	10,567	1,965	269	39,478
JNL/FAMCO Flex Core Covered Call Fund	22,298	475	21,864	5	(1,138)	1
JNL/Invesco Global Real Estate Fund - Class A	18,901	1,120	3,953	792	35	15,901
JNL/Neuberger Berman Currency Fund	25,925	3,550	4,839	550	(65)	23,693
JNL/Nicholas Convertible Arbitrage Fund	46,773	191	12,604	181	(1,174)	35,429
JNL/PPM America Long Short Credit Fund	15,304	50	14,420	-	(2,527)	-
JNL/Red Rocks Listed Private Equity Fund - Class A	14,103	472	12,859	-	(4,237)	-
JNL/Westchester Capital Event Driven Fund - Class A	42,610	4,780	9,074	182	(422)	39,401
	470,652	64,855	135,543	10,765	(13,655)	390,485
JNAM Guidance – Equity 100 Fund
JNL Multi-Manager Mid Cap Fund - Class A	-	4,951	278	-	11	4,915
JNL Multi-Manager Small Cap Growth Fund - Class A	-	1,895	100	221	(12)	1,636
JNL Multi-Manager Small Cap Value Fund - Class A	2,155	230	987	140	(165)	1,636
JNL/Causeway International Value Select Fund - Class A	6,918	549	1,029	75	(13)	6,370
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A	11,289	534	2,894	169	438	10,627
JNL/Epoch Global Shareholder Yield Fund	-	3,518	891	94	(35)	2,477
JNL/Harris Oakmark Global Equity Fund - Class A	8,648	985	5,354	43	(871)	4,509
JNL/Invesco Small Cap Growth Fund - Class A	2,169	76	2,368	-	(3)	-
JNL/JPMorgan MidCap Growth Fund - Class A	5,213	267	5,443	-	(571)	-
JNL/Lazard Emerging Markets Fund - Class A	2,999	371	921	60	(294)	2,925
JNL/Lazard International Strategic Equity Fund	6,529	684	3,693	176	(3)	3,101
JNL/Oppenheimer Emerging Markets Innovator Fund - Class A	2,194	491	387	-	(59)	2,295
JNL/T. Rowe Price Capital Appreciation Fund	-	8,410	322	98	3	8,206
JNL/T. Rowe Price Established Growth Fund - Class A	10,863	663	4,109	40	(157)	7,354
JNL/T. Rowe Price Value Fund - Class A	14,326	1,325	5,405	986	(702)	10,436
JNL/The London Company Focused U.S. Equity Fund	6,072	743	1,590	35	10	6,126
JNL/WCM Focused International Equity Fund	7,404	3,270	1,063	20	(38)	9,553
	86,779	28,962	36,834	2,157	(2,461)	82,166
JNAM Guidance – Fixed Income 100 Fund
JNL/Crescent High Income Fund - Class A	-	4,301	969	-	20	3,533
JNL/DoubleLine Total Return Fund	20,144	4,036	6,934	327	226	17,355
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	3,102	518	851	138	(50)	2,825
JNL/Franklin Templeton Global Multisector Bond Fund - Class A	7,757	5,344	4,411	32	(995)	8,785
JNL/Neuberger Berman Strategic Income Fund - Class A	3,874	416	843	129	(24)	3,545
JNL/PIMCO Credit Income Fund	8,518	5,646	5,867	117	123	8,853
JNL/PIMCO Real Return Fund - Class A	-	3,968	64	-	-	3,904
JNL/PIMCO Total Return Bond Fund - Class A	12,389	831	7,795	35	(373)	5,673
JNL/PPM America Floating Rate Income Fund - Class A	3,487	330	1,844	98	(80)	2,119
JNL/PPM America High Yield Bond Fund - Class A	5,041	534	3,974	4	(564)	2,121

34

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2016

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/(Loss) from Sales($)	Value End of Period($)
JNL/PPM America Total Return Fund - Class A	7,749	672	2,965	179	(78)	5,662
JNL/Scout Unconstrained Bond Fund - Class A	5,428	3,020	2,314	55	77	6,361
	77,489	29,616	38,831	1,114	(1,718)	70,736
JNAM Guidance – Real Assets Fund
JNL/BlackRock Natural Resources Fund - Class A	959	400	376	10	(122)	1,262
JNL/Brookfield Global Infrastructure and MLP Fund - Class A	1,460	631	298	51	(66)	1,916
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	678	402	414	45	(4)	673
JNL/Invesco Global Real Estate Fund - Class A	2,217	1,344	690	156	(126)	2,734
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	969	492	310	-	(181)	1,271
JNL/PIMCO Real Return Fund - Class A	2,611	2,645	561	217	(48)	4,607
JNL/Van Eck International Gold Fund	764	620	629	6	11	1,131
	9,658	6,534	3,278	485	(536)	13,594

NOTE 5. BORROWING ARRANGEMENTS

The Trust is party to a Syndicated Credit Agreement (“SCA”) with a group of lenders. The Funds participate in the SCA with other funds managed by JNAM (“Participating Funds”) in a credit facility which is available solely to finance shareholder redemptions or for other temporary or emergency purposes. Effective June 3, 2016, the Participating Funds may borrow up to the lesser of $600,000,000, the amount available under the facility; the limits set for borrowing by the Participating Funds’ prospectuses and the 1940 Act; or an amount prescribed within the SCA. Prior to June 3, 2016, the amount available under the facility was $450,000,000. The Participating Funds paid an up-front fee of $45,000 on June 3, 2016 for the increase in the SCA. Effective June 3, 2016, JNL/PPM America Floating Rate Income Fund, a Participating Fund managed by JNAM, has priority to utilize $150,000,000 of the SCA under an InterFund Allocation Agreement. The Participating Funds pay an annual fee of 0.15% of the available commitments. These fees are allocated 25% to the JNL/PPM America Floating Rate Income Fund, in accordance with the InterFund Allocation Agreement, and 75% to the other Participating Funds based on each fund’s net assets as a percentage of the Participating Funds’ total net assets. Prior to June 3, 2016, the Participating Funds paid an annual fee of 0.10% of the available commitments, which was allocated to the Participating Funds based on each Participating Fund’s net assets as a percentage of the Participating Funds’ total net assets. During the year, the Participating Funds paid an annual administration fee to JPM Chase, which is allocated in the same manner as the commitment fee. The fees related to the SCA are included in other expenses in each Fund’s Statement of Operations. No amounts were borrowed under the facility during the year.

Pursuant to an Exemptive Order issued by the SEC, the Funds along with certain other funds advised by JNAM may participate in an InterFund Lending Program (“Program”). The Program provides an alternative credit facility allowing a Fund to borrow from, or lend money to, other participating affiliated funds. Any open loans at year end are included in Receivable for interfund lending or Payable for interfund lending, as appropriate, in the respective Fund’s Statement of Assets and Liabilities. No amounts were borrowed through the Program during the year.

NOTE 6. INCOME TAX MATTERS

Effective January 1, 2016, the JNAM Guidance – Interest Rate Opportunities Fund, JNAM Guidance – Conservative Fund, JNAM Guidance – Moderate Fund, JNAM Guidance – Growth Fund, JNAM Guidance – Moderate Growth Fund, JNAM Guidance – Maximum Growth Fund, JNAM Guidance – Alt 100 Fund, JNAM Guidance – Equity 100 Fund, JNAM Guidance – Fixed Income 100 Fund, JNAM Guidance – Real Assets Fund and JNL/American Funds Growth Fund are treated as partnerships for federal income tax purposes. The Funds are not subject to federal income tax, and therefore, there is no provision for federal income taxes. The book cost of assets differs from the tax cost of assets for these Funds as a result of each Fund’s expected adoption of a mark to market method of accounting for federal income tax purposes. Under this method, the tax cost of assets will approximate fair market value.

JNL/American Funds Global Growth Fund is treated as a RIC for federal income tax purposes. The Fund intends to qualify as a RIC and to distribute substantially all net investment income and net capital gains, if any, to its shareholders and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to RICs. Therefore, no federal income tax provision is required. Under current tax law, interest, dividends and capital gains paid by the Fund are not currently taxable to shareholders when left to accumulate within a variable annuity contract or variable life insurance policies.

The following information for the JNL/American Funds Global Growth Fund is presented on an income tax basis. Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions. Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. Permanent differences may include but are not limited to the following: net operating losses, consent dividends and distribution adjustments. These reclassifications have no impact on net assets.

Net Increase(Decrease)
Undistributed Net Investment	Accumulated Net Realized Gain (Loss)($)	Paid-in Capital($)

35

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2016

Income (Loss)($)
JNL/American Funds Global Growth Fund	315	(315)	—

At December 31, 2016, JNL/American Funds Global Growth Fund had no net capital loss carryforwards for U.S. federal income tax purposes to offset future net realized capital gains.

As of December 31, 2016, the cost of investments and the components of net unrealized appreciation (depreciation) (in thousands) for JNL/American Funds Global Growth Fund, which is treated as a RIC for federal income tax purposes, were as follows:

	Tax Cost of Investments($)	Gross Unrealized Appreciation($)	Gross Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)
JNL/American Funds Global Growth Fund	106,065	408	(14,414)	(14,006)

As of December 31, 2016, for JNL/American Funds Global Growth Fund, the components of distributable taxable earnings for U.S. federal income tax purposes (in thousands) were as follows:

	Undistributed Net Ordinary Income*($)	Undistributed Net Long-Term Capital Gain($)	Unrealized Gains (Losses)**($)	Capital Loss Carryforward($)
JNL/American Funds Global Growth Fund	911	7,036	(14,007)	—

*  Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** Unrealized gains (losses) are adjusted for open wash sale loss deferrals.

The tax character of distributions paid (in thousands) during the Funds' fiscal year ended December 31, 2015 was as follows:

	Net Ordinary Income*($)	Long-term Capital Gain($)
JNAM Guidance - Interest Rate Opportunities Fund	537	560
JNAM Guidance - Conservative Fund	1,770	1,135
JNAM Guidance - Moderate Fund	7,255	8,427
JNAM Guidance - Growth Fund	4,327	4,551
JNAM Guidance - Moderate Growth Fund	10,655	13,739
JNAM Guidance - Maximum Growth Fund	4,514	4,855
JNAM Guidance - Alt 100 Fund	5,630	7,598
JNAM Guidance - Equity 100 Fund	5,616	4,185
JNAM Guidance - Fixed Income 100 Fund	844	63
JNAM Guidance - Real Assets Fund	204	153
JNL/American Funds Global Growth Fund	298	1,693
JNL/American Funds Growth Fund	785	4,046

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

FASB ASC Topic 740 “Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would result in the Funds recording a tax expense in the current year. FASB ASC Topic 740 requires that management evaluate the tax positions taken in returns for 2013, 2014, 2015 and 2016 which remain subject to examination by the Internal Revenue Service and certain other jurisdictions. Management completed an evaluation of the Funds’ tax positions and based on that evaluation, determined that no provision for federal income tax was required in the Funds’ financial statements during the year ended December 31, 2016.

NOTE 7. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements are issued and has concluded there are no events that require adjustments to the financial statements or disclosure in the notes.

36

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Jackson Variable Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each series within Jackson Variable Series Trust (the “Funds”) as listed in Note 1 of the financial statements of Jackson Variable Series Trust Master Feeder Funds and Funds of Funds as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, transfer agents and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2016, the results of their operations, changes in their net assets and the financial highlights for each of the years and periods indicated above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

February 24, 2017

37

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Additional Disclosures (Unaudited)

December 31, 2016

Disclosure of Fund Expenses. Shareholders incur ongoing costs, which include costs for portfolio management, administrative services, Rule 12b-1 fees of certain Funds and other operating expenses. Operating expenses such as these are deducted from each Fund’s gross income and directly reduce the final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio. The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The examples do not reflect the expenses of the variable insurance contracts or the separate account. Total expenses would be higher if these expenses were included.

Expenses Using Actual Fund Return. This section provides information about the actual account values and actual expenses incurred by the Fund. Use the information in this section, together with the amount invested, to estimate the expenses paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Expenses Using Hypothetical 5% Return. This section provides information that can be used to compare each Fund’s costs with those of other mutual funds. It assumes that the Fund’s expense ratio for the period is unchanged and assumes an annual 5% return before expenses, which is not the Fund’s actual return. This example is useful in making comparisons because the SEC requires all mutual funds to make the 5% calculation.

	Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
Annualized Expense Ratios*(%)	Beginning Account Value 07/01/16($)	Ending Account Value 12/31/16($)	Expenses Paid During Period†($)	Beginning Account Value 07/01/16($)	Ending Account Value 12/31/16($)	Expenses Paid During Period†($)
JNAM Guidance – Interest Rate Opportunities Fund
0.22	1,000.00	1,018.00	1.12	1,000.00	1,024.03	1.12
JNAM Guidance – Conservative Fund
0.22	1,000.00	1,014.80	1.11	1,000.00	1,024.03	1.12
JNAM Guidance – Moderate Fund
0.22	1,000.00	1,026.70	1.12	1,000.00	1,024.03	1.12
JNAM Guidance – Growth Fund
0.22	1,000.00	1,044.50	1.13	1,000.00	1,024.03	1.12
JNAM Guidance – Moderate Growth Fund
0.20	1,000.00	1,036.80	1.02	1,000.00	1,024.13	1.02
JNAM Guidance – Maximum Growth Fund
0.22	1,000.00	1,056.40	1.14	1,000.00	1,024.03	1.12
JNAM Guidance – Alt 100 Fund
0.22	1,000.00	997.00	1.10	1,000.00	1,024.03	1.12
JNAM Guidance – Equity 100 Fund
0.22	1,000.00	1,063.90	1.14	1,000.00	1,024.03	1.12
JNAM Guidance – Fixed Income 100 Fund
0.22	1,000.00	1,005.00	1.11	1,000.00	1,024.03	1.12
JNAM Guidance – Real Assets Fund
0.22	1,000.00	973.70	1.09	1,000.00	1,024.03	1.12
JNL/American Funds Global Growth Fund
0.52	1,000.00	1,039.90	2.67	1,000.00	1,022.52	2.64
JNL/American Funds Growth Fund
0.62	1,000.00	1,082.50	3.25	1,000.00	1,022.02	3.15

† Expenses paid by each Fund during the period are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 184/366 (to reflect the most recent 6-month period).

* The annualized expense ratio does not include expenses of each Fund’s respective Master Fund or Underlying Funds.

Quarterly Portfolio Holdings. The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. It is also available upon request from the registrant by calling the Funds toll-free at 1-866-255-1935.

Proxy Voting Policies and Procedures and Proxy Voting Record. A description of the Policy of the Funds’ Adviser used to vote proxies relating to the portfolio securities and information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available (1) without charge, upon request by calling 1-800-873-5654 (Annuity Service Center), 1-800-599-5651 (NY Annuity Service Center) or 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution) (2) by writing Jackson Variable Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814 (3) on Jackson National Life Insurance Company's or Jackson National Life Insurance Company of New York's website at www.jackson.com, and (4) on the SEC’s website at www.sec.gov.

38

Jackson Variable Series Trust Sub-Advised Funds Market Summary (Unaudited)

Major Indices Returns for the Year Ended December 31, 2016

Domestic Equity		Developed International Equity
S&P 500 Index	11.96%	MSCI All Country World ex-U.S. Index	4.50%
Russell 1000 Index	12.05	MSCI EAFE Index	1.00
Russell 2000 Index	21.31
Russell 3000 Index	12.74	Emerging Markets
		MSCI Emerging Markets Index	11.19%
Fixed Income
Bloomberg Barclays Global Aggregate Bond Index	2.09%	Alternative Assets
Bloomberg Barclays U.S. Aggregate Bond Index	2.65	Bloomberg Commodity Index	11.77%
Bloomberg Barclays U.S. Corporate High Yield Bond Index	17.13	FTSE EPRA/NAREIT Developed Index	4.99

		Alternative Strategy
		Wilshire Liquid Alternative Index	2.29%

Domestic Equity: It was the year of sudden reversals as exogenous shocks hit the U.S. equity market throughout 2016. The year began on a sour note with a sharp decline in risk assets owing to a free-fall in oil prices, an unexpected devaluation of the Chinese Yuan, and weakening global growth. This caused the U.S. Federal Reserve (“Fed”) to back away from its promise of four rate increases for the year, thus soothing market concerns. After a double-digit drop, U.S. equities rebounded with oil prices to recoup their losses by the end of the first quarter. This recovery was then jarred by the “Brexit” vote in the U.K. to exit the European Union, sending stocks plummeting again for several days towards the end of June. The market overcame this as well to recover once more before settling into a sluggish and flat summer of complacency before fear of a Fed rate hike roiled markets after Labor Day. Finally, the unexpected election of Donald Trump in November filled the U.S. equity market with confidence, fueling a major rally through the end of the year. Notable themes in 2016 included the return of lower correlations between sectors and stocks, mainly seen in the stunning returns of small-cap stocks, as measured by the Russell 2000 Index and value-oriented stocks significantly outperforming growth. Energy rebounded strongly from a rough start to the year to become the market leader, with financials running second almost entirely from its more than 20% post-election surge. Health care was the weakest equity sector, as the only area to post negative returns.

Fixed Income: U.S. bonds flourished for much of the year, at first as an area of perceived safety amid the brutal equity sell-off to begin the year and then alongside equities into the second quarter as Treasury yields marched towards new lows amid negative interest rates in Europe and Japan. Fears of a Fed rate hike in September caused the bond market to take a breather, especially in Treasuries and interest-rate sensitive long bonds, after Labor Day. That slowdown turned into a full blown correction after the election, rattled by the prospect of “reflation” under Trump that could lead to greater government debt and higher interest rates. Core and government bonds corrected sharply, with yields on 10-Year Treasuries rising more than 0.50% within a matter of weeks with the Bloomberg Barclays U.S. Aggregate Bond Index declining -2.98% during the fourth quarter. Core bonds still finished the year in positive territory, but well off their highs. High yield was the standout area of the fixed income market, finishing the year strongly after a poor January and February. Foreign bonds, especially emerging markets debt, again significantly underperformed in the face of the continued strength of the U.S. Dollar that reduced the value of locally priced debt securities.

Developed International Equity: International stocks generally declined more, rebounded less, and were generally weak overall in 2016 compared to their U.S. counterparts. Highlighted by the Brexit vote, developed markets struggled to overcome concerns about the rise of populist political movements amid lackluster economic growth and diminishing returns from central bank policy. A move to negative interest rates during the summer in Europe and Japan more or less backfired as it did little to stimulate growth and actually caused many people to save more and spend less. Although value oriented stocks benefitted from a rebound in financials during the fourth quarter, the broader MSCI EAFE Index gained only 1.00% for the year, absent the U.S’s post-election bounce.

Emerging Markets: Emerging market equities experienced the same choppy ride as U.S. equities in 2016, only more so, but still managed to post double-digit gains. Stocks sold off sharply to begin the year, rattled by the Chinese Yuan devaluation and free-fall in commodity prices, but bottomed earlier and rebounded more quickly and strongly than the U.S. as fears about the Chinese economy diminished. A mid-year rebound in Brazil after the impeachment of Dilma Rousseff and a recovering energy sector boosted returns further until a strong U.S. Dollar fueled by rising interest rates after the presidential election cut into performance, with emerging markets finishing the year on a sour note.

Alternative Assets: Alternative assets began 2016 with a bang, but went out with a whimper. Gold, infrastructure and real estate were all up sharply amid the equity market selloff to start the year, but rising interest rates and a strong U.S. Dollar during the fourth quarter caused all three areas to lose ground during the fourth quarter. Still, returns for the year were positive and strong overall. A mid-year stabilization in commodity prices helped that sector yield decent returns in 2016 as well.

Alternative Strategy: It was a relatively modest year for alternative investment strategies with the Wilshire Liquid Alternative Index returning 2.29%. Relative value and equity hedged strategies performed well relative to the broader index, while global macro was the laggard—dragged down by a poor second half of the year from managed futures strategies.

JNL Tactical ETF Funds Jackson National Asset Management, LLC (Unaudited)

JNL Tactical ETF Conservative Fund, JNL Tactical ETF Moderate Fund, and JNL Tactical ETF Growth Fund (collectively “JNL Tactical ETF Funds”) seek to achieve their investment objectives by investing in a group of underlying exchange-traded funds (“ETFs”). Each JNL Tactical ETF Fund’s asset allocation is determined by the Funds’ Adviser through a proprietary asset allocation model. The Funds’ Sub-Adviser, Mellon Capital Management Corporation, executes transactions in the underlying ETFs to closely replicate the allocation determined by the Adviser.

For the year ended December 31, 2016, all three of the JNL Tactical ETF Funds slightly underperformed their respective blended benchmarks. Despite an underweight position in international equities, that area served as the primary detractor to performance as both the domestic equity and fixed income sleeves outperformed. Weak performance from developed markets in the form of the iShares Core MSCI EAFE ETF lagged world and emerging equity markets significantly. Within domestic equities, allocations to small cap stocks and the timely addition of the iShares U.S. Financial Services ETF offset weakness from a position in healthcare. Fixed income benefitted from non-core positions in high yield bonds that flourished for most of the year. The Funds remained overweight domestic equities, with a bias toward large cap stocks. Notable changes to positioning included a shift from the iShares MSCI USA Quality Factor ETF to allocations in the iShares MSCI USA Value Factor ETF and the previously mentioned financial services ETF to give the Funds more of a value bias. In addition, the Funds initiated a position in the iShares TIPS Bond ETF during the fourth quarter due to attractive valuations and on signs that inflation was likely taking hold.

JNL Tactical ETF Conservative Fund

Composition as of December 31, 2016:
Domestic Fixed Income	48.2%
Domestic Equity	29.8
Short Term Investments(††)	15.4
International Equity	4.7
Emerging Markets Equity	1.9
Total Investments	100.0%

(††)Short Term Investments include the Securities Lending Cash Collateral Fund LLC which comprises 14.3% of the Fund’s Total Investments.

For the year ended December 31, 2016, JNL Tactical ETF Conservative Fund underperformed its primary benchmark by posting a return of 5.57% compared to 5.65% for the Dow Jones Moderately Conservative Index. The Fund underperformed its blended benchmark return of 5.98% for the 30% Russell 3000 Index, 10% MSCI All Country World ex U.S. Index, 60% Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s investment objective is to seek long term growth of capital through investment in ETFs. Under normal market conditions, the Fund allocates approximately 20% to 60% (with a target allocation of 40%) of its assets to underlying ETFs that invest primarily in equity securities and 40% to 80% (with a target allocation of 60%) to underlying ETFs that invest primarily in fixed income securities and/or cash alternatives, and up to 15% (with a target allocation of 0%) to underlying ETFs that invest primarily in alternative assets and strategies.

JNL Tactical ETF Moderate Fund

Composition as of December 31, 2016:
Domestic Equity	43.1%
Domestic Fixed Income	32.6
Short Term Investments(††)	11.9
International Equity	8.5
Emerging Markets Equity	3.9
Total Investments	100.0%

(††)Short Term Investments include the Securities Lending Cash Collateral Fund LLC which comprises 11.0% of the Fund’s Total Investments.

For the year ended December 31, 2016, JNL Tactical ETF Moderate Fund underperformed its primary benchmark by posting a return of 7.04% compared to 7.67% for the Dow Jones Moderate Index. The Fund underperformed its blended benchmark return of 7.18% return for the 40% Russell 3000 Index, 20% MSCI All Country World ex U.S. Index, 40% Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s investment objective is to seek long term growth of capital through investment in ETFs. Under normal market conditions, the Fund allocates approximately 40% to 80% (with a target allocation of 60%) of its assets to underlying ETFs that invest primarily in equity securities and 20% to 60% (with a target allocation of 40%) to underlying ETFs that invest primarily in fixed income securities and/or cash alternatives, and up to 15% (with a target allocation of 0%) to underlying ETFs that invest primarily in alternative assets and strategies.

JNL Tactical ETF Growth Fund

Composition as of December 31, 2016:
Domestic Equity	54.8%
Domestic Fixed Income	15.5
Short Term Investments(††)	13.4
International Equity	11.0
Emerging Markets Equity	5.3
Total Investments	100.0%

(††)Short Term Investments include the Securities Lending Cash Collateral Fund LLC which comprises 12.3% of the Fund’s Total Investments.

For the year ended December 31, 2016, JNL Tactical ETF Growth Fund underperformed its primary benchmark by posting a return of 8.48% compared to 9.31% for the Dow Jones Moderately Aggressive Index. The Fund underperformed its blended benchmark return of 8.75% for the 55% Russell 3000 Index, 25% MSCI All Country World ex U.S. Index, 20% Bloomberg Barclays U.S. Aggregate Bond Index. The Fund’s investment objective is to seek long term growth of capital through investment in ETFs. Under normal market conditions, the Fund allocates approximately 60% to 100% (with a target allocation of 80%) of its assets to underlying ETFs that invest primarily in equity securities and 0% to 40% (with a target allocation of 20%) of its assets to underlying ETFs that invest primarily in fixed income securities and/or cash alternatives, and up to 15% (with a target allocation of 0%) to underlying ETFs that invest primarily in alternative assets and strategies.

JNL Tactical ETF Funds Jackson National Asset Management, LLC (Unaudited)

The graphs show the change in value of an assumed $10,000 investment in the Fund’s shares over the past 10 years, or inception if the inception is less than 10 years, as well as the Fund’s benchmark(s) performance for the same period.

JNL Tactical ETF Conservative Fund

†30% Russell 3000 Index, 10% MSCI All Country World ex U.S. Index, 60% Bloomberg Barclays U.S. Aggregate Bond Index

*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

Average Annual Total Returns*
1 Year	5.57%
Since Inception	4.24
(Inception date February 06, 2012)

JNL Tactical ETF Moderate Fund

†40% Russell 3000 Index, 20% MSCI All Country World ex U.S. Index, 40% Bloomberg Barclays U.S. Aggregate Bond Index

*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

Average Annual Total Returns*
1 Year	7.04%
Since Inception	6.19
(Inception date February 06, 2012)

Past performance is not predicative of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL Tactical ETF Funds Jackson National Asset Management, LLC (Unaudited)

The graphs show the change in value of an assumed $10,000 investment in the Fund’s shares over the past 10 years, or inception if the inception is less than 10 years, as well as the Fund’s benchmark(s) performance for the same period.

JNL Tactical ETF Growth Fund

†55% Russell 3000 Index, 25% MSCI All Country World ex U.S. Index, 20% Bloomberg Barclays U.S. Aggregate Bond Index

*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

Average Annual Total Returns*
1 Year	8.48%
Since Inception	7.54
(Inception date February 06, 2012)

Past performance is not predicative of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/AQR Risk Parity Fund AQR Capital Management, LLC. (Unaudited)

The graph shows the change in value of an assumed $10,000 investment in the Fund’s shares over the past 10 years, or inception if the inception is less than 10 years, as well as the Fund’s benchmark(s) performance for the same period.

JNL/AQR Risk Parity Fund

*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

Composition as of December 31, 2016:
Government Securities	38.4%
Short Term Investments(††)	61.6
Total Investments	100.0%

(††)In general, the Fund gains exposure to asset classes by investing in a number of different types of derivative instruments. Please refer to the Schedule of Investments for the Fund's derivative investments.

Average Annual Total Returns*
1 Year	9.59%
Since Inception	2.00
(Inception date September 16, 2013)

For the year ended December 31, 2016, JNL/AQR Risk Parity Fund outperformed its primary benchmark by posting a return of 9.59% compared to 0.33% for the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index. The Fund also outperformed its blended benchmark return of 6.45% for the 60% MSCI All Country World Index and 40% Bloomberg Barclays Global Aggregate Hedged Index.

The Fund is designed to take equal risk from three different risk sources: equity risk (global developed and emerging equities), nominal interest rate risk (global developed nominal bonds), and inflation risk (commodities, inflation linked bonds, and emerging currencies). All three of the Fund’s risk sources contributed positively to performance during the year. Equity risk contributed 3.4% as developed equity markets rallied in the second half of the year. U.S. equity markets outperformed on better than expected economic data as well as expectations of fiscal stimulus and market friendly policies following the U.S. presidential election. UK markets also performed well on a weaker British Pound and a surprisingly accommodative Bank of England following the Brexit vote. Emerging equities gained but underperformed developed markets due to a weak fourth quarter, caused by fears of increasing tension in global trade policy. Nominal bonds contributed 2.5% over the period. UK Gilts and German Bunds outperformed as their central banks were surprisingly accommodative. U.S. Treasuries gained but underperformed on robust employment data and expectations that the new U.S. administration will pursue stimulative fiscal policy. Inflation sensitive assets contributed 4.9% to the Fund, as commodities (2.6%), inflation linked bonds (2.0%), and emerging currencies (0.3%) all contributed positively to performance. Commodity markets rallied, led by gains in energies and base metals, which benefited from expectations of reduced production. Inflation linked bonds outperformed nominals, buoyed by expectations of higher inflation in the U.S. and UK. Emerging currencies strengthened as commodities rebounded and developed central banks remained accommodative.

The Fund invests entirely in futures, forwards and swaps to gain its long exposure to the various underlying markets with the exception of inflation linked bonds, which are held as cash securities. The Fund targets equal risk amongst the risk categories with gross notional exposures of 44%, 123%, and 69% to equities, nominal bonds, and inflation sensitive assets respectively. The Fund’s total gross notional exposure is 236%.

Past performance is not predicative of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/BlackRock Global Long Short Credit Fund BlackRock Financial Management, Inc. BlackRock International Limited BlackRock (Singapore) Limited (Unaudited)

The graph shows the change in value of an assumed $10,000 investment in the Fund’s shares over the past 10 years, or inception if the inception is less than 10 years, as well as the Fund’s benchmark(s) performance for the same period.

JNL/BlackRock Global Long Short Credit Fund

*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

Composition as of December 31, 2016:
Financials	17.5%
Non-U.S. Government Agency ABS	17.1
Consumer Discretionary	15.1
Information Technology	12.3
Health Care	8.6
Energy	7.8
Materials	6.1
Industrials	4.7
Telecommunication Services	4.4
Real Estate	1.1
Utilities	0.7
Consumer Staples	0.5
Investment Companies	0.5
Government Securities	(9.5)
Short Term Investments	13.1
Net Long (Short) Investments	100.0%

Average Annual Total Returns*
1 Year	2.77%
Since Inception	0.97
(Inception date April 29, 2013)

For the year ended December 31, 2016, JNL/BlackRock Global Long Short Credit Fund outperformed its benchmark by posting a return of 2.77% compared to 0.33% for the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index.

U.S. credit strategies drove performance significantly while European credit strategies were flat in aggregate. In aggregate, the largest driver of returns came from U.S. carry strategies, or long positions in bank loans, collateralized loan obligations, enhanced equipment trust certificates and securitized assets which provided attractive returns with low volatility. Additionally, directional long positions in U.S. investment grade corporates and high yield corporates were additive as spreads compressed for corporate sectors. Lastly, idiosyncratic and relative value driven strategies were a significant positive contributor and were focused in technology, healthcare and energy-related credits. Detractors from performance during the year were hedging strategies, including certain tail risk hedges, as well as select idiosyncratic short positions within the U.S.

As part of its investment strategy, the Fund uses derivatives to fully hedge against duration (sensitivity to interest rate movements) and currency risk. The Fund may also employ credit derivatives in order to express a positive or negative on a particular issuer or sector, or to hedge or manage overall credit risk. Derivatives had a net negative impact on performance.

Over the course of the year, we continued 2015’s theme of reducing exposure to Europe and redeploying assets in the U.S. with a focus on carry strategies and U.S. idiosyncratic and relative value strategies. We also sought to protect the Fund from several aforementioned possible tail risk events.

The market is clearly pricing in expectations for decreased regulation, positive tax reform, increased fiscal spending and less congressional gridlock and has interpreted such catalysts and themes as favorable for U.S. credit assets. However, further upside from here seems limited, and we believe returns will be driven by modest spread tightening and carry. Additionally, there continues to be complacency around interest rate risk in the high yield market, particularly within the higher quality segment, and as rates ultimately continue to move higher, tighter spread levels should provide less cushion for total returns. From a regional standpoint in the near term, we continue to favor U.S. credit relative to European credit on account of a number of risk events that could impact non-U.S. assets, including monetary policy shifts, Brexit taking shape and elections across France, Germany and the Netherlands. Additionally, geopolitical risks in the form of uncertainty over president-elect Trump’s trade policies and populist movements undermining European integration remain elevated. We generally expect a Trump presidency to benefit U.S. companies at the expense of their European counterparts. We believe uncertainty will remain high and there is potential for increased volatility in 2017. Given that view, it is difficult to have high conviction on market directionality in Europe in particular.

At year end, credit exposures, excluding interest rate and currency hedges, were 99% long credit, 69% short credit and 30% net long credit. We continue to split capital among directional, carry driven and idiosyncratic strategies with the belief that the environment should remain fertile for the latter, particularly if we see an increase in dispersion.

Past performance is not predicative of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/DFA U.S. Micro Cap Fund Dimensional Fund Advisors LP (Unaudited)

The graph shows the change in value of an assumed $10,000 investment in the Fund’s shares over the past 10 years, or inception if the inception is less than 10 years, as well as the Fund’s benchmark(s) performance for the same period.

JNL/DFA U.S. Micro Cap Fund

Composition as of December 31, 2016:
Financials	24.7%
Industrials	19.2
Consumer Discretionary	14.1
Information Technology	12.9
Health Care	8.9
Materials	5.2
Energy	3.7
Consumer Staples	2.8
Utilities	2.1
Telecommunication Services	1.6
Real Estate	0.9
Short Term Investments	3.9
Total Investments	100.0%

Average Annual Total Returns
1 Year	26.75%
Since Inception	14.44
(Inception date September 10, 2012)

For the year ended December 31, 2016, JNL/DFA U.S. Micro Cap Fund outperformed its primary benchmark by posting a return of 26.75% compared to 20.36% for the Russell Microcap Index. The Fund outperformed its other benchmark, the Russell 2000 Index, which returned 21.31%. There was a negative size premium within small cap stocks, with micro cap stocks underperforming larger small cap stocks.

The Fund outperformed its primary benchmark, the Russell Microcap Index, by 6.39%. The Fund’s exclusion of stocks with the lowest profitability and highest relative price had a positive impact on relative performance, as those securities underperformed, particularly in healthcare.

The Fund outperformed the Russell 2000 Index by 5.44%. The Fund’s exclusion of stocks with the lowest profitability and highest relative price had a positive impact on relative performance, as those securities underperformed, particularly in healthcare.

Dimensional Fund Advisors LP has long emphasized consistency, cost awareness and diversification as the most reliable way to capture the expected return premiums associated with lower relative price, lower market capitalization and higher expected profitability. We expect to maintain emphases on these premiums in all market environments for the Fund.

Past performance is not predicative of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/DoubleLine Total Return Fund DoubleLine Capital LP (Unaudited)

The graph shows the change in value of an assumed $10,000 investment in the Fund’s shares over the past 10 years, or inception if the inception is less than 10 years, as well as the Fund’s benchmark(s) performance for the same period.

JNL/DoubleLine Total Return Fund

*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

Composition as of December 31, 2016:
U.S. Government Agency MBS	48.5%
Non-U.S. Government Agency ABS	39.8
Government Securities	3.1
Short Term Investments	8.6
Total Investments	100.0%

Average Annual Total Returns*
1 Year	2.05%
Since Inception	3.08
(Inception date September 16, 2013)

For the year ended December 31, 2016, JNL/DoubleLine Total Return Fund underperformed its benchmark by posting a return of 2.05% compared to 2.65% for the Bloomberg Barclays U.S. Aggregate Bond Index.

Within agency residential mortgage-backed security (“RMBS”), fixed rate collateralized mortgage obligation and passthroughs were the highest contributors to total return; despite both sectors suffering from price declines, interest income helped offset these declines for the year. Inverse floating rate and inverse interest only securities contributed minor returns as they suffered the most from price declines due to increasing yields from the anticipation and eventual implementation of a rate hike by the U.S. Federal Reserve during the latter half of the year. Amongst non-U.S. Government Agency RMBS, Alt-A bonds were the highest contributors to performance; the sector faced some minor weakness in valuations, but robust interest carry resulted in the sector’s outperformance. Subprime bonds were a close second in performance and was the sector with the highest absolute return within the non-U.S. Government Agency RMBS portion of the Fund as they benefited from both strong price appreciation and high interest income. Though the sector ended with positive contribution to returns, prime bonds faced the largest declines in valuations for the year. Other structured credit sectors including collateralized loan obligation (“CLO”) and commercial mortgage backed securities (“CMBS”) were also accretive to performance. CLOs benefited from spreads tightening up and down the capital stack and although CMBS faced some weakness in valuation, strong interest carry resulted in the sector’s positive performance. By year end, the Fund had a duration shorter than the Index by approximately two years, with roughly 50% of the Fund in U.S. Government Agency RMBS and 40% non-U.S. Government Agency structured credit; the remainder was in a small allocation to U.S. Treasuries and to cash.

Past performance is not predicative of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund Eaton Vance Management (Unaudited)

The graph shows the change in value of an assumed $10,000 investment in the Fund’s shares over the past 10 years, or inception if the inception is less than 10 years, as well as the Fund’s benchmark(s) performance for the same period.

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund

*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

Composition as of December 31, 2016:
Government Securities	77.7%
Industrials	1.9
Real Estate	1.3
Consumer Staples	1.1
Financials	0.9
U.S. Government Agency MBS	0.6
Energy	0.4
Telecommunication Services	0.2
Short Term Investments(††)	16.0
Net Long (Short) Investments	100.0%

(††)In general, the Fund gains exposure to asset classes by investing in a number of different types of derivative instruments. Please refer to the Schedule of Investments for the Fund's derivative investments.

Average Annual Total Returns*
1 Year	6.46%
Since Inception	2.19
(Inception date April 29, 2013)

For the year ended December 31, 2016, JNL/Eaton Vance Global Macro Absolute Return Advantage Fund outperformed its primary benchmark by posting a return of 6.46% compared to 0.33% for the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index. The Fund outperformed its other benchmark, the Credit Suisse Global Macro Hedge Fund Index, which returned 3.57%.

For the year, Latin America and Eastern Europe were the top performing regions in the Fund. Asia and Western Europe also provided positive performance. The Middle East and African region was slightly positive, while the Dollar Bloc detracted.

Latin America was the top contributor for the year. Positive performance was mainly from credit positioning. Top credit performers included long exposure in Ecuador, Venezuela and Brazil. Long Brazilian interest rates also added to performance.

In Eastern Europe, credit positioning drove performance with rates and currency exposures helping as well. Notable credit performers included long exposure in Macedonia, Albania and Turkey. Long rates and currency positioning in Russia and a long position in the Serbian Dinar versus Euro were other notable contributors.

Asia was another region that contributed to Fund performance. Currency and credit exposures led gains. A short position in the Chinese Yuan was the top individual contributor followed by long credit positions in Mongolia, Kazakhstan and Sri Lanka.

In Western Europe, the Fund benefited from select currency positions. A long position in Iceland’s Krona versus Euro and a short Euro position contributed the most to regional gains.

The Middle East and Africa region also aided performance. Credit exposure contributed, while currency positioning detracted. Top individual performers included long credit exposure in Iraq, Zambia and Tanzania. Short currency positions in South Africa Rand and Oman Rial were notable detractors.

The Dollar Bloc was a regional detractor to Fund performance for the year. Currency positioning hurt results as short exposure to Australia’s and New Zealand’s Dollar were top detractors. A long position in New Zealand rates was the top contributor.

Regarding exposure, the Fund ended the year being net long foreign currency. The Fund’s credit spread duration was approximately one and a half years at the end of the year. The Fund’s U.S. interest rate duration was close to one year, while non U.S. interest rate duration was near zero.

The Fund typically employs significant use of derivative instruments both to gain exposure as well as hedge. The decision to utilize cash instruments or derivatives is based on relative value and efficiency as deemed by the management team. The Fund primarily used foreign exchange forward contracts and credit default swaps. It may also use interest rate swaps, interest rate futures, bond futures, equity index futures and options, among others.

Past performance is not predicative of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Epoch Global Shareholder Yield Fund Epoch Investment Partners, Inc. (Unaudited)

The graph shows the change in value of an assumed $10,000 investment in the Fund’s shares over the past 10 years, or inception if the inception is less than 10 years, as well as the Fund’s benchmark(s) performance for the same period.

JNL/Epoch Global Shareholder Yield Fund

Composition as of December 31, 2016:
Utilities	14.4%
Consumer Staples	14.0
Telecommunication Services	13.3
Financials	11.8
Health Care	8.9
Industrials	8.7
Energy	8.0
Information Technology	6.9
Consumer Discretionary	5.3
Real Estate	4.0
Materials	3.2
Short Term Investments	1.5
Total Investments	100.0%

Average Annual Total Returns
1 Year	7.16%
Since Inception	7.52
(Inception date February 06, 2012)

For the year ended December 31, 2016, JNL/Epoch Global Shareholder Yield Fund underperformed its benchmark by posting a return of 7.16% compared to 7.51% for the MSCI World Index.

The Fund’s returns are primarily the result of finding companies that can grow their free cash flow and are committed to returning a significant portion of that cash to shareholders. The vast majority of stocks in the Fund were able to achieve this and increased their dividends during the year. We believe understanding this steady approach is more helpful to understanding returns than parsing returns in terms of sector weights and relative returns within those sectors.

The Fund’s relative performance was most positively impacted by stock selection, particularly within health care, consumer staples and telecommunications services. Some of the relative gains were offset by stock selection in energy, financials and materials. From a regional perspective, stock selection in the U.S. also provided a significant contribution, while stock selection in the UK detracted.

Among the top individual contributors was AT&T Inc. Shares advanced as investors focused on the increased cash generation profile of the company post its DIRECTV closure, the potential of its announced Time Warner acquisition, and the potential for a less onerous regulatory environment following changes at the Federal Communications Commission.

Among the detractors was Seagate Technology PLC (“Seagate”), the world's second largest hard disk drive manufacturer. Seagate shares fell on pre-released operating results, which highlighted the challenging conditions in the data storage device industry. While the company remains committed to its dividend and shareholder yield policies, the visibility into near term cash generation is significantly diminished and the position was sold.

Sector weights are generally a function of the Fund’s bottom-up stock selection process. During the year, the Fund's largest reduction in exposure was in telecommunication services and utilities. Sector weightings within health care, information technology and industrials experienced the largest increase. At the end of the year, the Fund's largest overweight positions were in the utilities and telecommunication services, while the largest underweight positions were in the information technology and consumer discretionary. The Fund continues to seek attractive returns through a diversified group of companies focused on generating significant free cash flow and returning it to shareholders through a combination of dividends, share repurchases and debt reduction.

Past performance is not predicative of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/FAMCO Flex Core Covered Call Fund Ziegler Capital Management, LLC (Unaudited)

The graph shows the change in value of an assumed $10,000 investment in the Fund’s shares over the past 10 years, or inception if the inception is less than 10 years, as well as the Fund’s benchmark(s) performance for the same period.

JNL/FAMCO Flex Core Covered Call Fund

Composition as of December 31, 2016:
Financials	20.4%
Health Care	16.8
Information Technology	16.1
Industrials	13.7
Consumer Discretionary	10.9
Energy	9.5
Consumer Staples	5.6
Materials	3.5
Telecommunication Services	2.0
Short Term Investments	1.5
Total Investments	100.0%

Average Annual Total Returns
1 Year	8.09%
Since Inception	5.82
(Inception date February 06, 2012)

For the year ended December 31, 2016, JNL/FAMCO Flex Core Covered Call Fund outperformed its primary benchmark by posting a return of 8.09% compared to 7.07% for the CBOE S&P 500 BuyWrite Index. The Fund underperformed its other benchmark, the S&P 500 Index, which returned 11.96%.

Although the Fund underperformed the S&P 500 Index on a total return basis, the Fund outperformed the S&P 500 Index on a return per unit of risk basis. The Sub-Adviser’s selection of higher quality equity holdings and downside protection from the call options were the keys to producing a higher return per unit of risk and reducing risk by nearly 1/3 compared to the S&P 500 Index. Due to the income and risk reducing characteristics of the call options, the Fund produced a superior Sharpe ratio relative to the S&P 500 Index during the year. Put another way, gross of fees, the Fund captured 77% of the return of the S&P 500 Index but only 70% of the risk of the S&P 500 Index during 2016.

The outperformance was due to stock selection, as the stocks in the Fund outperformed the stocks in the primary benchmark by 240 basis points (“bps”) during the year. Because the stock performance was so strong, the call options detracted from returns slightly more than the CBOE S&P 500 BuyWrite Index call options, thereby underperforming the CBOE S&P 500 BuyWrite Index call options by 30 bps.

Given the change in the investment environment following the U.S. presidential election, the Sub-Adviser positioned the Fund toward stocks likely to benefit from less government regulation, lower corporate tax rates, overseas cash repatriation and the industrial/ energy/ manufacturing recovery. These Fund changes positively impacted performance, as the Fund’s stocks not only outperformed the S&P 500 Index prior to the election but also outperformed after the election.

In terms of the equity only attribution, the Fund was positively impacted by both allocation and stock selection during 2016. The Fund’s average underweight to health care, due to worries over drug price regulation, contributed positively to returns as it was the worst performing sector throughout the year. Stock selection was strong in consumer discretionary but detracted from returns in consumer staples. The call options detracted from returns in financials, which returned 21% during the fourth quarter alone, but made a positive contribution in consumer staples.

Past performance is not predicative of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Lazard International Strategic Equity Fund Lazard Asset Management LLC (Unaudited)

The graph shows the change in value of an assumed $10,000 investment in the Fund’s shares over the past 10 years, or inception if the inception is less than 10 years, as well as the Fund’s benchmark(s) performance for the same period.

JNL/Lazard International Strategic Equity Fund

Composition as of December 31, 2016:
Consumer Discretionary	23.4%
Financials	19.4
Consumer Staples	13.9
Industrials	9.8
Energy	8.7
Health Care	7.9
Materials	6.2
Real Estate	3.9
Telecommunication Services	3.2
Information Technology	2.9
Short Term Investments	0.7
Total Investments	100.0%

Average Annual Total Returns
1 Year	-5.13%
Since Inception	3.45
(Inception date April 29, 2013)

For the year ended December 31, 2016, JNL/Lazard International Strategic Equity Fund underperformed its benchmark by posting a return of -5.13% compared to 1.00% for the MSCI EAFE Index.

The Fund materially lagged its benchmark for the year, as lower return and more cyclical stocks rose at the expense of the higher return companies the Fund tends to favor. This effect was especially pronounced in the second half of the year and in the fourth quarter. It was most obvious in energy and materials, where holdings of gasoline retailer Caltex Australia Ltd. and flavours company Symrise AG lagged the commodity oil and mining stocks. In industrials, lockmaker Assa Abloy AB lagged its more cyclical peers, while in the second half of the year, the Fund was hurt by its relatively low exposure to banks and high exposure to consumer staples companies.

On the stock specific side, it was a mixed year for the Fund. On the positive side, French auto supplier Valeo SA continued to report very encouraging results, while in healthcare, a potential bid for Swiss drugmaker Actelion Ltd. outweighed weakness in generics company Teva Pharmaceutical Industries Ltd., and in UK specialist pharmaceutical stock Shire Plc. In technology, UK chip design business Arm Holdings Plc was bought by Softbank Group of Japan, though global payments processor Worldpay Group Plc suffered from its UK exposure. In financials, the restructuring of Credit Suisse Group is proving harder than expected, while Aeon Financial Services Co. of Japan unexpectedly raised capital. Australian materials company James Hardie Industries Ltd. continues to make good progress, but elsewhere the Fund saw disappointing results from German engineer GEA Group, jewelry retailer Signet Jewelers Ltd., and discount apparel retailer Primark (owned by Associated British Foods).

Factors that helped the Fund within the year are: stock selection in healthcare, real estate and auto sectors. Factors that detained the Fund from growing are: market rotation toward lower return companies especially banks, and market rotation out of higher return companies especially consumer staples, a lack of exposure to mining and other commodity related stocks and stock selection in industrials.

Tightening labor markets in the U.S. and commodity price increases, spurred in large part by China’s return to debt fueled investment growth, have driven rising inflation. Short term, rising rates could quickly drag down economic activity and the ability of governments to loosen fiscally. Over a longer period, rising inflation and rates tend to derate equities, while fiscal expansion may give only a temporary boost to activity.

Past performance is not predicative of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Neuberger Berman Currency Fund Neuberger Berman Fixed Income LLC (Unaudited)

The graph shows the change in value of an assumed $10,000 investment in the Fund’s shares over the past 10 years, or inception if the inception is less than 10 years, as well as the Fund’s benchmark(s) performance for the same period.

JNL/Neuberger Berman Currency Fund

Composition as of December 31, 2016:
Government Securities	60.7%
Short Term Investments(††)	39.3
Total Investments	100.0%

(††)The Fund gains exposure to currencies by investing in forward foreign currency contracts. Please refer to the Schedule of Investments for the Fund's investments in forward foreign currency contracts.

Average Annual Total Returns
1 Year	-1.60%
Since Inception	0.61
(Inception date September 10, 2012)

For the year ended December 31, 2016, JNL/Neuberger Berman Currency Fund underperformed its benchmark by posting a return of -1.60% compared to 0.33% for the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index.

The Canadian Dollar and Japanese Yen were the best performing major currencies in 2016, whilst the British Pound and Swedish Krona were the worst performing. The Fund, fully implemented through non deliverable foreign exchange forwards, generated a negative performance in 2016. The best performing positions were overweight the Norwegian Krone and underweight the Australian Dollar. Overweights in the British Pound and Swedish Krona were detractors from performance.

The collateral portion of the Fund has been invested in U.S. Government Treasuries and agencies.  Given the low level of interest rates, duration has been managed conservatively.

At the end of 2016, the largest overweight positions were the Norwegian Krone at 17% and the Swedish Krona at 15%. Conversely the largest underweight positions were the Canadian Dollar at  -16% and New Zealand Dollar at -14%

Looking into 2017, following the number of significant political events in 2016, we believe that many currency valuations are looking stretched. Notwithstanding the political risk in the coming months, it is likely that the currency market will return to being driven by relative fundamentals and monetary policy. Toward the end of 2016, data on economic activity and inflation were strong in most of the major economies; this was evidenced by a rise in global yields and inflation expectations. In this reflationary environment, we believe the European currencies: Euro, Swedish Krona and Norwegian Krone offer value from a long term fundamental perspective. The U.S. Federal Reserve is forecasted to raise rates two or three times in 2017, which we believe should be supportive for the U.S. Dollar. We are vigilant, however, that much optimism has been priced into the U.S. Dollar and should the data - or implementation of policy - disappoint, the U.S. Dollar could suffer.

The commodity currencies: Canadian Dollar, Australian Dollar and New Zealand Dollar appreciated toward the middle of 2016 following the popularity of the carry trade and rally in commodity prices. Our analysis suggests that these currencies are overvalued. Should foreign exchange volatility pick up we may expect these currencies to come under pressure.

Elsewhere, we have a negative view on the Swiss Franc. The Swiss Franc is significantly overvalued from a long term fundamental perspective. The strength of the currency, and its damage to the real economy, has been acknowledged by the Swiss National Bank who remains active in the currency market to mitigate any sharp appreciations. The export composition of Switzerland means the economy adjusts slowly to movements in the exchange rate; we expect a gradual depreciation of the Swiss Franc toward its fair value.

Past performance is not predicative of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund Neuberger Berman Fixed Income LLC (Unaudited)

The graph shows the change in value of an assumed $10,000 investment in the Fund’s shares over the past 10 years, or inception if the inception is less than 10 years, as well as the Fund’s benchmark(s) performance for the same period.

JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund

Composition as of December 31, 2016:
Financials	21.2%
Non-U.S. Government Agency ABS	19.2
Utilities	7.3
Health Care	7.0
Energy	6.0
Information Technology	4.8
Consumer Discretionary	3.2
Telecommunication Services	1.2
Industrials	1.2
Real Estate	1.1
Short Term Investments(††)	27.8
Total Investments	100.0%

(††)The Fund gains exposure to commodities by investing in futures contracts. Please refer to the Schedule of Investments for the Fund's investments in futures contracts.

Average Annual Total Returns
1 Year	11.81%
Since Inception	-14.94
(Inception date April 28, 2014)

For the year ended December 31, 2016, JNL/Neuberger Risk Balanced Commodity Strategy Fund outperformed its benchmark by posting a return of 11.81% compared to 11.77% for the Bloomberg Commodity Index.

The Fund uses futures contracts to gain exposure to the commodities asset class. After several years of negative performance, commodities posted positive returns in 2016, with the benchmark rising 11.77% over the course of the year. Among the major commodity sectors, energy was the top performer with crude oil recovering from severe lows earlier in the year. The supply/demand balance tightened in several energy markets in 2016, helping to support prices. Industrial metals, soft and precious metals all moved higher as well, while livestock and grains declined overall. Industrial metals were supported by robust demand, as well as supply factors beginning to diverge. Soft commodities experienced mixed performance with sugar and cotton moving higher on production issues, while coffee was basically flat and cocoa fell sharply on increased output from several key producing regions. In precious metals, gold was supported by a number of “risk off” events that supported demand, while silver benefitted from supportive industrial demand. Agricultural commodities experienced mixed performance depending largely on each respective market’s supply/demand balance, while livestock was down across the board on abundant supplies.

With respect to attribution, the Fund’s positioning in energy was the largest positive contributor to returns relative to the benchmark. An overweight in gasoline, an out of benchmark position in gas and oil, and the Fund’s relative positioning in West Texas Intermediate crude oil over the course of the year were the main contributors. Industrial metals were also additive to performance, while other sectors were net detractors. Among these, softs were the largest source of negative return with the Fund’s positioning in cocoa, which experienced sharp declines, the main detractor. Livestock also contributed negatively to returns as markets in that sector were down across the board.

Over the course of 2016, the Fund increased its exposure to energy markets and agricultural markets, while positions in all other sectors were trimmed. As of year end, the Fund was slightly underweight energy and soft commodities, and overweight agricultural, industrial metals and precious metals; positioning in livestock was on par with the benchmark.

While the strength of the U.S. Dollar seems poised to be a potential headwind to price appreciation in certain markets, we believe other factors may outweigh this and provide support for commodities prices to move higher. In particular, the U.S. economy is likely to benefit from pro-growth policies as well as greater tax cuts, fiscal stimulus, and potential infrastructure spending that could be beneficial to commodities demand. Inflation risk is also increasing along with higher commodity prices and wages, as well as new government policies. Taken together, the Fund’s management team believes that the view on commodities as an asset class remains positive, particularly as a Fund diversifier and inflation hedge, and that an actively managed approach that dynamically navigates the risks of the asset class is an attractive way to gain exposure to this asset class.

Past performance is not predicative of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Nicholas Convertible Arbitrage Fund Nicholas Investment Partners, L.P. (Unaudited)

The graph shows the change in value of an assumed $10,000 investment in the Fund’s shares over the past 10 years, or inception if the inception is less than 10 years, as well as the Fund’s benchmark(s) performance for the same period.

JNL/Nicholas Convertible Arbitrage Fund

*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

Composition as of December 31, 2016:
Long Investments
Information Technology	45.1%
Health Care	19.1
Consumer Discretionary	9.9
Energy	7.7
Industrials	5.7
Financials	4.2
Telecommunication Services	1.1
Materials	0.8
Real Estate	0.7
Investment Companies	0.6
Short Term Investments	5.1
Total Long Investments(†)	100.0%
Short Investments
Information Technology	45.7%
Health Care	21.1
Consumer Discretionary	10.6
Energy	7.8
Industrials	6.1
Investment Companies	2.6
Financials	2.6
Telecommunication Services	1.9
Real Estate	0.9
Materials	0.7
Total Short Investments(†)	100.0%

.

(†)Total Long Investments represent 100.7% of net assets and Total Short Investments represent (39.0%) of net assets.

Average Annual Total Returns*
1 Year	3.46%
Since Inception	1.06
(Inception date February 06, 2012)

For the year ended December 31, 2016, JNL/Nicholas Convertible Arbitrage Fund outperformed its primary benchmark by posting a return of 3.46% compared to 0.33% for the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index. The Fund underperformed its other benchmark, which posted a return of 6.60% for the Credit Suisse Convertible Arbitrage Hedge Fund Index.

The Fund’s long positions were the most additive, while the Fund’s short exposures worked against performance. On a net basis, exposures across all sectors were generally positive with the largest contribution to returns from technology, industrials and financials. Exposure to materials was flat to slightly negative.

The most additive positions to the Fund’s return (net) included Charter Communications Inc. (broadband communications), Cheniere Energy Inc. (liquid and natural gas) and PRA Group Inc.(collection services). Negative outliers included Hornbeck Offshore Services, Inc. (deepwater oil/gas), Allergan Plc (pharmaceuticals) and Time Warner Inc. (media network).

Throughout 2016, the Fund maintained a moderately conservative credit profile, amid a period when the 10-year U.S. Treasury yield moved from 2.24% at the start to a low of 1.49% mid-year, a peak of 2.60% in mid-December and ultimately closed at 2.45%. The Fund’s current yield during the year ranged from 2.13% to 1.99% at year end. Effective duration was little changed, ranging from 3.05% to 2.81% years in December. The Fund generally maintained an average investment grade credit quality, with a BB- rating at year end.

With greater uncertainty at the start of 2016, the Fund’s delta adjusted net exposure was as low as 4.2% during the first quarter. As improved economic and earnings data unfolded in the second half of 2016, the Fund’s delta adjusted net exposure increased to 10.6% by year end.

We remain committed to our bottom-up investment philosophy and process as we position the Fund for a potential resurgence in cyclical and secular growth. Amid this backdrop, differentiation between sectors, industries and stocks are likely to increase in 2017. We are mindful that any proposed policies forged by the Trump administration and Republican Congress in 2017 will take time to unfold and trickle through the economy. Other potential risks include rising interest rates with high debt levels; a stronger U.S. Dollar which may dampen exports and depress the value of foreign sales, and increasing volatility.

Past performance is not predicative of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/PIMCO Credit Income Fund Pacific Investment Management Company LLC (Unaudited)

The graph shows the change in value of an assumed $10,000 investment in the Fund’s shares over the past 10 years, or inception if the inception is less than 10 years, as well as the Fund’s benchmark(s) performance for the same period.

JNL/PIMCO Credit Income Fund

Composition as of December 31, 2016:
Financials	35.2%
Government Securities	13.4
Energy	8.8
Consumer Discretionary	6.2
Health Care	5.9
U.S. Government Agency MBS	5.4
Real Estate	4.7
Industrials	3.8
Utilities	3.5
Information Technology	3.3
Telecommunication Services	2.2
Non-U.S. Government Agency ABS	1.9
Consumer Staples	1.6
Materials	1.0
Short Term Investments	3.1
Total Investments	100.0%

Average Annual Total Returns
1 Year	6.34%
Since Inception	3.59
(Inception date February 06, 2012)

For the year ended December 31, 2016, JNL/PIMCO Credit Income Fund outperformed its benchmark by posting a return of 6.34% compared to 5.63% for the Bloomberg Barclays U.S. Credit Bond Index.

Following a turbulent onset to the year, markets remained relatively calm despite bouts of volatility following the unexpected Brexit outcome and uncertainty surrounding the U.S. presidential election. Risk assets performed well, spreads ended the year broadly tighter, and U.S. equities reached new highs. The potential for growth enhancing fiscal policies along with solid economic data helped solidify the U.S. Federal Reserve’s widely expected rate hike in December despite rising geopolitical tensions over the year.

The investment concentration differences relative to the benchmark included an underweight to investment grade credit and an underweight to overall duration. The Fund also had out of index exposure to high yield, Agency and non-Agency mortgage-backed securities (“MBS”), and emerging markets (“EM”).

The Fund’s curve positioning and overall underweight to U.S. duration was positive for performance as rates modestly rose across the yield curve. However, short exposure to UK rates hurt performance as yields drifted lower on the back of accommodative central bank measures. Corporate credit strategies overall contributed to performance, with an overweight and select exposure to investment grade and high yield financials more than offsetting losses from an underweight to industrials as spreads ended the year tighter. Sector selection among utilities, most notably pipelines, along with overweights to U.S. Dollar denominated EM corporates and quasi sovereigns also added to returns as spreads broadly narrowed, while an underweight to taxable municipals detracted from relative performance. Finally, an allocation to non-agency MBS, which were supported by a strong outlook for U.S. housing, also contributed to performance.

Derivatives were used in the Fund and are instrumental in attaining specific exposures targeted to gain from anticipated market developments. The Fund’s duration positioning, which was positive for returns, was partly facilitated through the use of interest rate swaps and futures. The Fund’s overall corporate exposure, which contributed to performance, was partially obtained via the use of credit default swaps. The Fund’s long U.S. Dollar positioning against the Euro, Japanese Yen, and a basket of EM currencies was partly achieved through currency forward contracts and was slightly negative to neutral for performance.

Past performance is not predicative of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/PPM America Long Short Credit Fund PPM America, Inc. (Unaudited)

The graph shows the change in value of an assumed $10,000 investment in the Fund’s shares over the past 10 years, or inception if the inception is less than 10 years, as well as the Fund’s benchmark(s) performance for the same period.

JNL/PPM America Long Short Credit Fund

*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

Composition as of December 31, 2016:
Consumer Discretionary	23.1%
Financials	12.6
Energy	11.2
Industrials	7.3
Health Care	7.1
Materials	6.8
Consumer Staples	6.1
Telecommunication Services	4.0
Utilities	3.8
Information Technology	2.7
Non-U.S. Government Agency ABS	2.5
Investment Companies	0.4
Real Estate	0.3
Other Equity Interests	0.0
Short Term Investments	12.1
Net Long (Short) Investments	100.0%

Average Annual Total Returns*
1 Year	11.12%
Since Inception	1.92
(Inception date April 29, 2013)

For the year ended December 31, 2016, JNL/PPM America Long Short Credit Fund outperformed its benchmark by posting a return of 11.12% compared to 0.33% for the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index.

As the Fund tracks a cash equivalent benchmark, the Fund was positioned almost entirely out of index throughout the year.  Long credit positions in corporate bonds contributed the most to Fund performance, notably the Fund’s allocation to energy.  The Fund’s short credit positions in credit default swaps detracted slightly from the Fund’s performance over the year.

The Fund’s position in credit default swaps and futures comprised the Fund’s derivative exposure throughout the year. The Fund uses futures to manage duration.

Positioning among sectors shifted from corporate bonds to corporate loans and cash during the year. The Fund held approximately 70% in corporate bonds, 20% in corporate loans, and 7% in cash at the beginning of the year. At the end of the year, the Fund held approximately 52%, 31%, and 12% in these same sectors, respectively. The Fund was well diversified among industries at year end with the top five segments representing 61% of total investments.

Global central banks’ activities have contributed to a benign volatility environment; however, with the U.S. Federal Reserve (“Fed”) looking to enter a rate hiking cycle, and with uncertain fiscal policy coming through 2017, should volatility pick back up, the principal preservation qualities of investment grade credit relative to higher risk investments will likely be valuable to investors’ portfolios. Growth shocks to the upside and Fed tightening remain potential headwinds across investment grade, while high yield stands to weather these factors better. This Fund’s ability to take short positions across various sectors and securities and to mitigate interest rate risk may act to help reduce volatility.

Past performance is not predicative of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/T. Rowe Price Capital Appreciation Fund T. Rowe Price Associates, Inc (Unaudited)

The graph shows the change in value of an assumed $10,000 investment in the Fund’s shares over the past 10 years, or inception if the inception is less than 10 years, as well as the Fund’s benchmark(s) performance for the same period.

JNL/T. Rowe Price Capital Appreciation Fund

*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

Composition as of December 31, 2016:
Health Care	19.6%
Consumer Discretionary	14.5
Financials	13.3
Information Technology	13.1
Consumer Staples	12.1
Utilities	4.2
Industrials	4.1
Energy	3.6
Telecommunication Services	2.6
Real Estate	1.9
Materials	0.6
Non-U.S. Government Agency ABS	0.1
Investment Companies	0.1
Short Term Investments	10.2
Total Investments	100.0%

Average Annual Total Returns*
1 Year	7.77%
Since Inception	8.98
(Inception date September 16, 2013)

For the year ended December 31, 2016, JNL/T.Rowe Price Capital Appreciation Fund underperformed its primary benchmark by posting a return of 7.77% compared to 11.96% for the S&P 500 Index. The Fund underperformed its blended benchmark return of 8.31% for the 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

Among equity sectors, security selection in the healthcare (UnitedHealth Group Inc., Becton, Dickinson and Company) and consumer discretionary (Amazon.com, Inc.) sectors drove relative outperformance, while stock choices in information technology (NETSCOUT Systems, Inc.) detracted.

The five largest purchases during the year were: Alphabet Inc., Visa Inc., Marsh & McLennan Cos. Inc., Abbott Laboratories and Walgreens Boots Alliance Inc.

The five largest sales during the year were: Marsh & McLennan Cos. Inc., Pfizer Inc., Johnson Controls International Plc., American Tower Corp. and Thermo Fisher Scientific Inc.

The Fund marginally increased its equity weight during the year. The largest increase in sector weighting was in consumer staples, while the most significant decrease in weighting was in industrials and business services. Overall fixed income weight increased from the prior year. High yield and investment grade corporate positions increased, while exposure to bank debt decreased.

We continue to be cautious on the equity market overall, given the stretched valuations, length of the economic expansion and uncertainty regarding President-elect Donald Trump's policies. Despite the recent rise in equity markets, we are finding select opportunities to purchase attractively priced shares of high quality companies that we believe will be solid performers in most economic scenarios. As always, we remain committed to finding the best risk adjusted opportunities across the asset class spectrum to balance our objectives of preserving invested capital and generating equity-like returns over the long term with less risk than the broader equity market.

At year end, the Fund holds currency forwards, equity options and rights generating a total gross exposure equal to approximately 4% of Fund net assets. Equity options were held throughout the year, and currency forwards and rights were held periodically throughout the year. During the year, the covered call strategy represented, on average, 10.22% of the overall Fund and generated a return of approximately 9.68%. The covered call strategy's estimated contribution to the Fund’s total return was 1.16%.

Past performance is not predicative of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/The Boston Company Equity Income Fund The Boston Company Asset Management LLC (Unaudited)

The graph shows the change in value of an assumed $10,000 investment in the Fund’s shares over the past 10 years, or inception if the inception is less than 10 years, as well as the Fund’s benchmark(s) performance for the same period.

JNL/The Boston Company Equity Income Fund

Composition as of December 31, 2016:
Financials	31.0%
Energy	12.7
Consumer Staples	9.5
Health Care	9.0
Consumer Discretionary	7.9
Industrials	7.8
Information Technology	7.6
Materials	6.1
Telecommunication Services	4.1
Real Estate	2.5
Utilities	1.2
Short Term Investments	0.6
Total Investments	100.0%

Average Annual Total Returns
1 Year	18.55%
Since Inception	14.25
(Inception date February 06, 2012)

For the year ended December 31, 2016, JNL/The Boston Company Equity Income Fund outperformed its benchmark by posting a return of 18.55% compared to 17.40% for the S&P 500 Value Index.

Investors fled to bonds and bond proxy equities in an uncertain first half of the year. Fund returns fared better in the second half of the year on an absolute, but particularly relative, basis as both the U.S. and overseas economies revealed they were in better shape than feared and the U.S. equities earnings drought came to an end. In this environment, the Fund, significantly outperformed the S&P 500 Value Index. On a sector basis, information technology and financials were the strongest relative performers, while energy and industrials were the weakest relative performers in the Fund.

Stock selection among holdings in semiconductor and semiconductor equipment companies fueled relative performance in information technology. In financials, security selection and an overweight allocation to banks and capital markets companies contributed to positive relative performance.

Conversely, stock selection in oil gas and consumable fuels companies caused relative weakness in energy. In industrials, a zero weight to machinery and road and rail segments and stock selection in airlines detracted from relative returns.

The Fund remains overweight financials but recently shifted positioning. The overall weight was modestly decreased by lowering allocations to banks and capital markets while increasing allocations to diversified financial services companies. The Fund maintains an overweight to consumer discretionary and exposure in media and advertising names was increased as we continue to believe there are opportunities among media stocks. The Fund remains overweight to information technology but the Fund’s allocation to communications equipment, software and some semiconductor and semiconductor equipment manufacturers that have performed well was selectively reduced. In health care, the Fund maintained an underweight and added to positioning in health care providers and services while modestly reducing exposure to pharmaceuticals companies. We remain excited about specific attractive valuations in pharmaceutical companies with strong pipeline opportunities. The Fund also maintained an overweight to consumer staples, energy and materials. The Fund is underweight industrials with increased allocations to construction and engineering companies.

Past performance is not predicative of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/The London Company Focused U.S. Equity Fund The London Company of Virginia, LLC (Unaudited)

The graph shows the change in value of an assumed $10,000 investment in the Fund’s shares over the past 10 years, or inception if the inception is less than 10 years, as well as the Fund’s benchmark(s) performance for the same period.

JNL/The London Company Focused U.S. Equity Fund

*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

Composition as of December 31, 2016:
Industrials	28.6%
Financials	19.9
Materials	13.8
Consumer Discretionary	13.3
Information Technology	7.6
Health Care	6.7
Consumer Staples	5.6
Short Term Investments	4.5
Total Investments	100.0%

Average Annual Total Returns*
1 Year	16.65%
Since Inception	8.45
(Inception date September 16, 2013)

For the year ended December 31, 2016, JNL/The London Company Focused U.S. Equity Fund outperformed its benchmark by posting a return of 16.65% compared to 13.02% for the S&P 1500 Index.

The relative outperformance reflected a positive impact from both sector allocation and stock selection. At the sector level, an overweight of industrials and underweight of health care had a positive impact on relative performance, partially offset by the negative impact of an underweight of telecommunication services, utilities and information technology.

The best performing stocks relative to the benchmark for the year were: Martin Marietta Materials Inc. was strong most of the year driven by solid pricing in the aggregates industry. Tredegar Corp. rose over 80% during the year. Sales improved a bit from prior years and the Brazilian business showed signs of stabilization. The rally in the shares reflects the oversold position to begin the year and the significant strength in materials. Old Dominion Freight Line Inc. traded higher late in the year following the U.S. presidential election on hopes of greater infrastructure spending (industrial exposure). The company has demonstrated pricing discipline over the years. MBIA Inc. shares were strong in the fourth quarter and rallied over 65% for the year. While there is still concern about the company’s potential liability in Puerto Rico, a new governor in Puerto Rico and the recent passage of PROMESA (The Puerto Rico Oversight, Management, and Economic Stability Act), which will allow Puerto Rico more flexibility in refinancing its obligations, were all viewed positively by investors. Deere & Co. traded higher despite the difficult environment in the agriculture markets. Investors turned more positive on the shares reflecting some signs of improvement and optimism for cost savings.

The worst performing stocks relative to the benchmark for the year were: Eli Lilly & Co. shares were volatile during the year and ended down -10%. News from its drug pipeline and competitive concerns to one of its cancer fighting drugs led to the volatility in the shares. We remain attracted to the company’s strong balance sheet, cash flow generation and excellent history of turning research and development spending into blockbuster drugs. Orbital ATK Inc. was roughly flat for the year. The relative underperformance largely reflects a restatement of its Lake City small caliber ammunition contract, which was announced during the third quarter. We continue to like the long term stability of its defense and space business and believe downside is very limited from current levels. Vista Outdoor Inc. fell -17% during the year with the decline concentrated in the back half of the year. While the most recent quarterly results pointed to some improvement in the business, investors continue to worry about elevated promotional activity in the outdoor products segment and lackluster top line results. We are attracted to the solid brand in shooting sports (Federal Premium Ammunition, The Savage Arms Co.) and outdoor products (CamelBak, Camp Chef, Jimmy Styks LLC) and believe downside is limited. Carnival Corporation & Plc. was quite volatile all year. Solid reported results with improvement in bookings and onboard spending were offset by fears of weak global gross domestic product (“GDP”) growth and the potential for excess capacity in some markets. Dollar Tree Inc. (“Dollar Tree”) was quite volatile during the year, but ended basically flat. Concern around weak same store sales at the acquired Family Dollar Stores Inc. (“Family Dollar”) pressured the stock. Longer term, we believe there is significant room for margin expansion at the Family Dollar stores while the legacy Dollar Tree stores should continue to post industry leading results. During the year we established positions in Apple Inc., Citrix Systems Inc. and Spectrum Brands Holdings Inc. and sold ConocoPhillips Co., EMC Corporation, International Business Machines Corp. and MBIA Inc.

U.S. economic data showed marked improvement in the third quarter when real GDP rose 3.5%, which helped drive stocks higher. In addition to the solid economy, some investors are excited about potential changes following a change in leadership. What is clear is the U.S. economy continues to generate moderate growth with a relatively strong labor market. The U.S. consumer, which is 70% of the U.S. GDP, is in good shape, which bodes well for future spending. The U.S. Federal Reserve raised the Fed Funds rate in December 2016 and may continue with rate increases in 2017. However, while interest rates may move higher over the next few months, we believe rates will remain low relative to history for quite some time. Low rates could be a positive for equity market valuations. That said, we note the U.S. is in its eighth year of economic recovery and equity markets are certainly not cheap based on traditional metrics. We will stick to our process and try to reduce the impact of forecast risk on our investment decision making as much as possible. Fortunately, we are still finding high conviction investment ideas with a focus on limiting downside risk in each holding.

Past performance is not predicative of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/Van Eck International Gold Fund Van Eck Associates Corporation (Unaudited)

The graph shows the change in value of an assumed $10,000 investment in the Fund’s shares over the past 10 years, or inception if the inception is less than 10 years, as well as the Fund’s benchmark(s) performance for the same period.

JNL/Van Eck International Gold Fund

Composition as of December 31, 2016:
Materials	83.4%
Financials	0.3
Warrants	-
Short Term Investments	16.3
Total Investments	100.0%

Average Annual Total Returns
1 Year	53.05%
Since Inception	-15.04
(Inception date September 10, 2012)

For the year ended December 31, 2016, JNL/Van Eck International Gold Fund underperformed its primary benchmark by posting a return of 53.05% compared to 54.67% for the NYSE Arca Gold Miners Index. On a relative basis, the Fund held an underweight position in senior mining firms, which aided performance although its overweight exposure to junior companies detracted.

The overall allocation of the Fund did not change materially during the year. However, the number of positions held by the Fund increased and there are fewer overweight positions. The Fund reduced exposure to royalty companies to rotate into producing companies and increased exposure to large caps and Australian mid-tiers/juniors. At the end of 2016, the Fund was almost fully invested in equities, with cash holdings representing 1.7% of net assets. The Fund held no gold bullion at year end. The Fund employed forward foreign currency contracts during the year, but they did not have a material impact to Fund performance.

Gold stocks outperformed bullion. Phenomenal gains of over 100% in the first half of 2016 were significantly reduced due to the poor performance of the gold stocks as the gold price dropped during the second half of the year. However, 2016 remained a strong year for gold stocks. After the successful turnaround of the sector during the past couple of years, gold mining companies were well positioned to take advantage of 2016’s higher gold price. Lower costs, healthier balance sheets, an improved record of delivering against expectations, and a sharp focus not on growth but on maximizing profits and returns, have allowed gold stocks to reclaim their position as effective investments for leveraged gold exposure.

Among the Fund’s top holdings, B2Gold Corp. outperformed significantly, gaining 132.35% during the year. The market finally rewarded the company for its excellent growth profile as well as for the additional project funding secured by the company and improved production and cost guidance. Goldcorp Inc. underperformed, gaining only 19%, following management changes in early 2016. Those changes came well after the sector wide management rotations of the last couple of years, which sets the company to some extent behind the rest of the industry in its transformation initiatives. However, so far, we see no reason to believe they will not be equally as successful. Goldcorp Inc. has a strong asset base; delivering on expectations should lead to its shares outperforming.

Past performance is not predicative of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/WCM Focused International Equity Fund WCM Investment Management (Unaudited)

The graph shows the change in value of an assumed $10,000 investment in the Fund’s shares over the past 10 years, or inception if the inception is less than 10 years, as well as the Fund’s benchmark(s) performance for the same period.

JNL/WCM Focused International Equity Fund

*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

Composition as of December 31, 2016:
Information Technology	19.9%
Consumer Discretionary	17.2
Consumer Staples	13.7
Health Care	13.3
Industrials	9.9
Financials	9.9
Materials	4.5
Energy	3.4
Short Term Investments	8.2
Total Investments	100.0%

Average Annual Total Returns*
1 Year	0.12%
Since Inception	3.05
(Inception date September 16, 2013)

For the year ended December 31, 2016, JNL/WCM Focused International Equity Fund underperformed its benchmark by posting a return of 0.12% compared to 4.50% for the MSCI All Country World ex U.S. Index.

Stock selection overall was negative (primarily due to third and fourth quarters), subtracting about -200 basis points (“bps”) from performance. Notable detractors included materials, health care and energy, while the only noteworthy contributors for the year were consumer discretionary and technology. Allocation was also negative, subtracting about -125 bps. Overweight to health care (the worst performer in the benchmark) and underweight to energy were the notable detractors in this underperformance. From a regional standpoint, allocation was slightly negative (primarily due to the Fund’s overweight to Denmark), while selection subtracted roughly -290 bps despite excellent selection in the United Kingdom.

At year end, exposure to emerging markets was just under 23%, about on par with the benchmark’s weight. The largest overweighted sectors at year end were information technology, health care and consumer discretionary, which were overweight 13%, 7% and 7%, respectively, while our underexposure was to the Fund’s perennially underweighted sectors, namely financials and telecommunications, were underweight -13% and -4%, respectively. As of year end, the Fund held 34 companies, across 8 sectors, in 24 industries, from 21 countries, denominated in 11 different currencies.

Turnover for the year was roughly 22%. New purchases included Accenture Plc, Essilor International SA, Hermes International SA, Ambev SA, Adidas AG and Luxottica Group SPA. Sales included Perrigo Company Plc., Sensata Technologies Inc., Swatch Group AG, Unicharm Corp., ARM Holdings Plc and Novo Nordisk A/S.

Top stock specific detractors were Novo Nordisk A/S (-1.64%), Novozymes A/S (-0.86%), and Perrigo Co. (-0.86%). Top stock specific contributors were Taiwan Semiconductor Manufacturing Co. (1.48%), ARM Holdings plc (1.26%), and Tencent Holdings Ltd. (0.82%).

Past performance is not predicative of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
JNL Tactical ETF Conservative Fund
INVESTMENT COMPANIES 98.5%
iShares 0-5 Year High Yield Corporate Bond ETF (a)	120	$5,693
iShares Core MSCI EAFE ETF (a)	116	6,207
iShares Core MSCI Emerging Markets ETF (a)	61	2,573
iShares Core S&P 500 ETF	42	9,522
iShares Core S&P Mid-Cap ETF (a)	30	4,953
iShares Core Total U.S. Bond Market ETF	130	13,995
iShares Edge MSCI USA Value Factor ETF (a)	109	7,652
iShares Floating Rate Bond ETF (a)	67	3,399
iShares Intermediate Credit Bond ETF (a)	152	16,487
iShares MBS ETF	168	17,907
iShares MSCI USA Quality Factor ETF (a)	44	3,000
iShares S&P SmallCap 600 Index Fund (a)	14	1,924
iShares TIPS Bond ETF	59	6,671
iShares U.S. Financial Services ETF	49	5,174
iShares U.S. Healthcare ETF (a)	27	3,906
iShares U.S. Technology ETF (a)	29	3,461
Total Investment Companies (cost $110,710)		112,524
SHORT TERM INVESTMENTS 17.9%
Investment Companies 1.3%
JNL Money Market Fund, 0.34% (b) (c)	1,465	1,465
Securities Lending Collateral 16.6%
Securities Lending Cash Collateral Fund LLC, 0.50% (b) (c)	18,999	18,999
Total Short Term Investments (cost $20,464)		20,464
Total Investments 116.4% (cost $131,174)		132,988
Other Assets and Liabilities, Net (16.4)%		(18,737)
Total Net Assets 100.0%		$114,251

(a) All or portion of the security was on loan.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2016.

JNL Tactical ETF Moderate Fund
INVESTMENT COMPANIES 99.0%
iShares 0-5 Year High Yield Corporate Bond ETF (a)	154	$7,276
iShares Core MSCI EAFE ETF (a)	437	23,433
iShares Core MSCI Emerging Markets ETF (a)	257	10,934
iShares Core S&P 500 ETF	124	27,879
iShares Core S&P Mid-Cap ETF (a)	88	14,505
iShares Core Total U.S. Bond Market ETF	184	19,951
iShares Edge MSCI USA Value Factor ETF (a)	342	23,991
iShares Floating Rate Bond ETF (a)	71	3,601
iShares Intermediate Credit Bond ETF	211	22,797
iShares MBS ETF	243	25,811
iShares MSCI USA Quality Factor ETF (a)	138	9,529
iShares S&P SmallCap 600 Index Fund (a)	49	6,805
iShares TIPS Bond ETF	95	10,796
iShares U.S. Financial Services ETF	150	15,902
iShares U.S. Healthcare ETF (a)	74	10,696
iShares U.S. Technology ETF (a)	82	9,827
Total Investment Companies (cost $237,841)		243,733
SHORT TERM INVESTMENTS 13.4%
Investment Companies 1.0%
JNL Money Market Fund, 0.34% (b) (c)	2,498	2,498
Securities Lending Collateral 12.4%
Securities Lending Cash Collateral Fund LLC, 0.50% (b) (c)	30,449	30,449
Total Short Term Investments (cost $32,947)		32,947
Total Investments 112.4% (cost $270,788)		276,680
Other Assets and Liabilities, Net (12.4)%		(30,591)
Total Net Assets 100.0%		$246,089

(a) All or portion of the security was on loan.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2016.

	Shares/Par†	Value
JNL Tactical ETF Growth Fund
INVESTMENT COMPANIES 98.6%
iShares 0-5 Year High Yield Corporate Bond ETF (a)	53	$2,529
iShares Core MSCI EAFE ETF (a)	407	21,810
iShares Core MSCI Emerging Markets ETF (a)	248	10,518
iShares Core S&P 500 ETF	110	24,752
iShares Core S&P Mid-Cap ETF	86	14,267
iShares Core Total U.S. Bond Market ETF	61	6,541
iShares Edge MSCI USA Value Factor ETF	317	22,234
iShares Floating Rate Bond ETF (a)	33	1,689
iShares Intermediate Credit Bond ETF	62	6,740
iShares MBS ETF (a)	77	8,192
iShares MSCI USA Quality Factor ETF	141	9,728
iShares S&P SmallCap 600 Index Fund (a)	45	6,164
iShares TIPS Bond ETF	45	5,056
iShares U.S. Financial Services ETF (a)	132	14,069
iShares U.S. Healthcare ETF (a)	63	9,126
iShares U.S. Technology ETF (a)	71	8,576
Total Investment Companies (cost $166,065)		171,991
SHORT TERM INVESTMENTS 15.3%
Investment Companies 1.3%
JNL Money Market Fund, 0.34% (b) (c)	2,211	2,211
Securities Lending Collateral 14.0%
Securities Lending Cash Collateral Fund LLC, 0.50% (b) (c)	24,460	24,460
Total Short Term Investments (cost $26,671)		26,671
Total Investments 113.9% (cost $192,736)		198,662
Other Assets and Liabilities, Net (13.9)%		(24,315)
Total Net Assets 100.0%		$174,347

(a) All or portion of the security was on loan.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2016.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
JNL/AQR Risk Parity Fund (a)
GOVERNMENT AND AGENCY OBLIGATIONS 36.6%
France 5.6%
France Government Inflation Indexed Bond
2.25%, 07/25/20, EUR (b)	491	$589
0.10%, 07/25/21 - 03/01/25, EUR (b)	605	687
1.10%, 07/25/22, EUR (b)	218	261
0.25%, 07/25/24, EUR (b)	409	472
		2,009
Germany 5.2%
Deutsche Bundesrepublik Inflation Indexed Bond
1.75%, 04/15/20, EUR (b)	551	644
0.10%, 04/15/23 - 04/15/26, EUR (b)	1,022	1,197
		1,841
United Kingdom 5.2%
United Kingdom Inflation Indexed Bond
0.13%, 03/22/24 - 03/22/26, GBP (b)	1,277	1,871
United States of America 20.6%
U.S. Treasury Inflation Indexed Note
0.13%, 04/15/20 - 07/15/26 (b)	5,352	5,340
0.38%, 07/15/25 (b)	836	831
0.63%, 01/15/26 (b)	1,180	1,190
		7,361
Total Government And Agency Obligations (cost $13,322)		13,082
	Shares/Par†	Value
SHORT TERM INVESTMENTS 58.7%
Investment Companies 41.3%
JNL Money Market Fund, 0.34% (c) (d) (e)	6,098	6,098
JPMorgan U.S. Treasury Plus Money Market Fund - IM Class, 0.00% (d) (e)	8,651	8,651
		14,749
Treasury Securities 17.4%
U.S. Treasury Bill
0.35%, 01/26/17 (e)	1,610	1,610
0.50%, 04/13/17	4,608	4,601
		6,211
Total Short Term Investments (cost $20,961)		20,960
Total Investments 95.3% (cost $34,283)		34,042
Other Derivative Instruments 0.7%		243
Other Assets and Liabilities, Net 4.0%		1,426
Total Net Assets 100.0%		$35,711

(a) Consolidated Schedule of Investments.

(b) Treasury inflation indexed note, par amount is adjusted for inflation.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2016.

(e) All or a portion of the security is held in the respective subsidiary. See Significant Accounting Policies, Basis of Consolidation in the Notes to the Financial Statements.

The following schedules reflect the derivative investments for JNL/AQR Risk Parity Fund at December 31, 2016:

Futures Contracts
Reference Entity	Contracts Long (Short)†	Expiration	Notional[1]		Variation Margin Receivable (Payable)	Unrealized Appreciation (Depreciation)
Amsterdam Exchanges Index Future	1	January 2017	EUR	95	$—	$2
ASX SPI 200 Index Future	3	March 2017	AUD	414	(2)	6
Australia Commonwealth Treasury Bond Future, 10-Year	11	March 2017	AUD	1,397	1	6
Brent Crude Oil Future ‡	11	April 2017		614	—	19
CAC40 10 Euro Future	4	January 2017	EUR	191	1	4
Canadian Government Bond Future, 10-Year	14	March 2017	CAD	1,945	1	(15)
Cocoa Future ‡	2	March 2017		53	(1)	(11)
Coffee 'C' Future ‡	3	March 2017		175	2	(21)
Corn Future ‡	22	March 2017		386	2	1
Cotton No. 2 Future ‡	3	March 2017		102	—	4
Euro Stoxx 50 Future	18	March 2017	EUR	578	3	12
Euro-Bund Future	62	March 2017	EUR	10,082	(29)	98
Feeder Cattle Future ‡	1	March 2017		59	(1)	4
FTSE 100 Index Future	9	March 2017	GBP	620	—	18
FTSE/JSE Top 40 Index Future	8	March 2017	ZAR	3,591	(1)	(3)
German Stock Index Future	1	March 2017	EUR	281	1	5
Gold 100 oz. Future ‡	8	February 2017		1,036	(5)	(115)
Hang Seng China Enterprises Index Future	1	January 2017	HKD	460	—	1
IBEX 35 Index Future	1	January 2017	EUR	92	—	1
Japanese Government Bond Future, 10-Year	4	March 2017	JPY	600,657	—	2
KCBT Wheat Future ‡	1	March 2017		21	—	—
KOSPI 200 Future	2	March 2017	KRW	252,975	—	6
Lean Hogs Future ‡	6	February 2017		129	4	30
Live Cattle Future ‡	8	February 2017		337	(6)	34
LME Aluminum Future ‡	9	March 2017		380	29	—
LME Copper Future ‡	5	March 2017		604	65	88
LME Lead Future ‡	1	March 2017		51	—	—
LME Nickel Future ‡	2	March 2017		126	(11)	(6)
LME Zinc Future ‡	3	March 2017		173	22	20
Low Sulphur Gas Oil Future ‡	5	March 2017		245	(1)	9
MSCI Taiwan Index Future	1	January 2017		34	—	—
Natural Gas Future ‡	6	March 2017		214	(4)	7
NY Harbor ULSD Future ‡	3	March 2017		210	1	9
RBOB Gasoline Future ‡	4	March 2017		264	(1)	19
Russell 2000 Mini Index Future	10	March 2017		691	(3)	(12)
S&P 500 E-Mini Index Future	65	March 2017		7,314	(29)	(46)
S&P MidCap 400 E-Mini Index Future	5	March 2017		843	(3)	(13)
S&P/Toronto Stock Exchange 60 Index Future	2	March 2017	CAD	359	(3)	—
SGX Nifty 50 Index Future	10	January 2017		160	1	3
Silver Future ‡	3	March 2017		278	(3)	(38)

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

Futures Contracts (continued)
Reference Entity	Contracts Long (Short)†	Expiration	Notional[1]		Variation Margin Receivable (Payable)	Unrealized Appreciation (Depreciation)
Soybean Future ‡	8	March 2017		403	(3)	(1)
Soybean Meal Future ‡	5	March 2017		158	(1)	—
Soybean Oil Future ‡	7	March 2017		159	(1)	(13)
Sugar #11 (World Markets) Future ‡	12	March 2017		279	—	(17)
Tokyo Price Index Future	8	March 2017	JPY	117,952	2	31
U.K. Long Gilt Future	15	March 2017	GBP	1,852	(1)	44
U.S. Treasury Note Future, 10-Year	173	March 2017		21,591	59	(90)
Wheat Future ‡	10	March 2017		210	2	(6)
WTI Crude Oil Future ‡	14	March 2017		751	(1)	14
					$86	$90

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional[1]		Value	Unrealized Appreciation (Depreciation)
BRL/USD	CIT	03/15/17	BRL	2,100	$633	$33
CHF/USD	CIT	03/15/17	CHF	8	8	—
CNH/USD	CIT	03/15/17	CNH	1,200	169	(4)
CNH/USD	CIT	03/15/17	CNH	200	28	—
EUR/USD	CIT	01/03/17	EUR	100	105	1
HKD/USD	CIT	01/04/17	HKD	19	2	—
HKD/USD	CIT	03/15/17	HKD	224	30	—
HUF/USD	CIT	01/03/17	HUF	3,200	11	—
HUF/USD	CIT	03/16/17	HUF	16,039	55	(1)
HUF/USD	CIT	03/16/17	HUF	101,761	347	—
INR/USD	CIT	03/15/17	INR	6,492	95	(1)
INR/USD	CIT	03/15/17	INR	21,908	320	1
KRW/USD	CIT	03/15/17	KRW	848,574	702	(22)
KRW/USD	CIT	03/15/17	KRW	159,425	132	—
MXN/USD	CIT	01/03/17	MXN	600	29	—
MXN/USD	CIT	03/15/17	MXN	17,000	812	3
PLN/USD	CIT	01/03/17	PLN	100	24	—
PLN/USD	CIT	03/15/17	PLN	2,600	621	3
TRY/USD	CIT	03/15/17	TRY	2,800	782	(15)
TRY/USD	CIT	03/15/17	TRY	200	56	—
USD/CHF	CIT	03/15/17	CHF	(31)	(31)	—
USD/EUR	CIT	01/03/17	EUR	(100)	(105)	(1)
USD/EUR	CIT	03/15/17	EUR	(300)	(318)	(3)
USD/EUR	CIT	03/15/17	EUR	(5,803)	(6,131)	87
USD/GBP	CIT	03/15/17	GBP	(1,517)	(1,873)	33
USD/HKD	CIT	03/15/17	HKD	(468)	(60)	—
USD/HUF	CIT	01/03/17	HUF	(3,200)	(11)	—
USD/MXN	CIT	01/03/17	MXN	(600)	(29)	—
USD/PLN	CIT	01/03/17	PLN	(100)	(24)	—
ZAR/USD	CIT	03/15/17	ZAR	5,401	388	3
					$(3,233)	$117

OTC Total Return Swap Agreements
Reference Entity	Counterparty	Rate Paid/Received by Fund	Expiration	Notional[1]		Unrealized Appreciation (Depreciation)
Total return swap agreements - receiving return
FUTURES
Bovespa Index Future, Expiration February 2017	BOA	N/A	02/15/17	BRL	916	$—
Hang Seng China Enterprises Index Future, Expiration January 2017	BOA	N/A	01/31/17	HKD	5,055	14
Hang Seng Index Future, Expiration January 2017	BOA	N/A	01/31/17	HKD	1,076	3
KOSPI 200 Future, Expiration March 2017	BOA	N/A	03/10/17	KRW	124,746	4
MSCI Taiwan Index Future, Expiration January 2017	BOA	N/A	01/23/17		305	4
SGX Nifty 50 Index Future, Expiration January 2017	BOA	N/A	01/25/17		128	4
Swiss Market Index Future, Expiration March 2017	BOA	N/A	03/17/17	CHF	400	9
Hang Seng China Enterprises Index Future, Expiration January 2017	GSC	N/A	01/31/17	HKD	1,838	5
MSCI Taiwan Index Future, Expiration January 2017	GSC	N/A	01/23/17		102	1
SGX Nifty 50 Index Future, Expiration January 2017	GSC	N/A	01/25/17		16	—
						$44

1Notional amount is stated in USD unless otherwise noted.

‡All or a portion of the derivative instrument is held in the respective subsidiary. See Significant Accounting Policies, Basis of Consolidation in the Notes to the Financial Statements.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
JNL/BlackRock Global Long Short Credit Fund * (a)
COMMON STOCKS 0.7%
Israel 0.0%
Other Securities		164
Italy 0.1%
Other Securities		231
United States of America 0.6%
Other Securities		2,192
Total Common Stocks (cost $2,558)		2,587
INVESTMENT COMPANIES 0.4%
United States of America 0.4%
iShares 20+ Year Treasury Bond ETF (b)	7	846
Other Securities		474
Total Investment Companies (cost $1,301)		1,320
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 12.1%
Australia 0.3%
Other Securities		929
Canada 0.6%
Air Canada Pass-Through Trust
Series 2013-C-1, 6.63%, 05/15/18 (c)	350	363
Series 2013-1B, 5.38%, 05/15/21 (c)	331	339
Series 2015-B-2, 5.00%, 12/15/23 (c)	1,525	1,525
		2,227
Cayman Islands 0.8%
ALM VI Ltd.
Series 2012-CR-6A, 4.63%, 07/15/26 (c) (d)	250	245
Other Securities		2,901
		3,146
Ireland 1.2%
Avoca CLO XIII Ltd.
Series E-13X, 5.18%, 12/29/27, EUR (d) (e)	250	248
Avoca CLO XIV Ltd.
Series SUB-14X, 0.00%, 07/12/28, EUR (e) (f)	400	385
Series E-14X, 4.75%, 07/12/28, EUR (d) (e)	200	192
Series F-14X, 5.75%, 07/12/28, EUR (d) (e)	300	257
Avoca CLO XV Ltd.
Series M1-15X, 0.00%, 01/15/29, EUR (d) (e)	500	482
Series E-15X, 5.00%, 01/15/29, EUR (d) (e)	490	471
Series F-15X, 6.75%, 01/15/29, EUR (d) (e)	230	199
Avoca CLO XVII DAC
Series E-17X, 5.95%, 01/15/30, EUR (d) (e)	179	181
Sorrento Park CLO Ltd.
Series E-1X, 5.94%, 11/16/27, EUR (d) (e)	250	222
Other Securities		1,687
		4,324
Italy 0.1%
Other Securities		450
Luxembourg 0.4%
Other Securities		1,390
Netherlands 1.6%
North Westerly CLO IV BV
Series IV-SUB-X, 0.00%, 01/15/26, EUR (d) (e)	528	395
Series IV-A-1-X, 1.26%, 01/15/26, EUR (d) (e)	1,950	2,057
Other Securities		3,451
		5,903
Norway 0.3%
Other Securities		1,301
Turkey 0.2%
Other Securities		824
United Arab Emirates 0.2%
Other Securities		784
United Kingdom 0.1%
Other Securities		500
United States of America 6.3%
American Airlines Pass-Through Trust
Series 2013-C-2, 6.00%, 01/15/17 (c)	2,290	2,290
Series 2013-1C, 6.13%, 07/15/18 (c)	1,750	1,803
Series 2001-A-1-1, 6.98%, 05/23/21	605	611
	Shares/Par†	Value
OneMain Financial Issuance Trust
Series 2014-A-1A, 2.43%, 08/18/17 (c)	165	165
US Airways Pass-Through Trust
Series 2012-C-2, 5.45%, 06/03/18	2,700	2,686
Series 2012-B-1, 8.00%, 10/01/19	174	193
Series 2012-B-2, 6.75%, 06/03/21	559	608
Series 2013-B-1, 5.38%, 11/15/21	1,417	1,502
Other Securities		13,670
		23,528
Total Non-U.S. Government Agency Asset-Backed Securities (cost $47,155)		45,306
CORPORATE BONDS AND NOTES 51.0%
Australia 0.6%
Westpac Banking Corp.
4.32%, 11/23/31 (d) (g)	2,400	2,395
Belgium 0.1%
Other Securities		445
Brazil 0.1%
Other Securities		235
Canada 2.4%
Cenovus Energy Inc.
5.70%, 10/15/19	3,867	4,135
Other Securities		4,786
		8,921
France 1.2%
BNP Paribas Cardif SA
4.03%, (callable at 100 beginning 11/25/25), EUR (e) (h)	500	522
Other Securities		4,058
		4,580
Germany 2.9%
Aroundtown Property Holdings Plc
3.00%, 05/05/20, EUR (e) (g)	1,300	1,754
ATF Netherlands BV
2.13%, 03/13/23, EUR (e)	700	733
Deutsche Bank AG
4.25%, 10/14/21 (c)	2,000	2,006
HSH Nordbank AG
7.25%, (callable at 100 beginning 03/30/17) (h)	2,364	563
0.49%, 02/14/17, EUR (d)	1,208	1,257
0.53%, 02/14/17, EUR (d) (e)	544	567
Unitymedia Hessen GmbH & Co. KG
5.63%, 04/15/23, EUR (e)	80	90
4.00%, 01/15/25, EUR (e)	655	717
3.50%, 01/15/27, EUR (e)	600	619
6.25%, 01/15/29, EUR (e)	400	465
Other Securities		1,945
		10,716
Ireland 0.9%
Other Securities		3,242
Italy 1.9%
Intesa Sanpaolo SpA
7.00%, (callable at 100 beginning 01/19/21), EUR (e) (h)	725	753
6.63%, 09/13/23, EUR (e)	810	1,009
3.93%, 09/15/26, EUR (e)	650	704
UniCredit SpA
9.25%, (callable at 100 beginning 06/03/22), EUR (e) (h)	250	278
6.95%, 10/31/22, EUR (e)	620	749
5.75%, 10/28/25, EUR (e)	1,535	1,707
Other Securities		2,026
		7,226
Jersey 0.1%
Enterprise Funding Ltd.
3.50%, 09/10/20, GBP (e) (g)	200	237
Luxembourg 0.7%
Other Securities		2,746
Netherlands 0.2%
Other Securities		646

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
Portugal 0.3%
Other Securities		1,100
Spain 1.9%
Banco Popular Espanol SA
8.25%, (callable at 100 beginning 04/10/20), EUR (e) (h)	200	185
11.50%, (callable at 100 beginning 10/10/18), EUR (e) (h)	600	632
Banco Santander SA
6.25%, (callable at 100 beginning 03/12/19), EUR (e) (g) (h)	2,000	1,968
BPE Financiaciones SA
2.00%, 02/03/20, EUR (e)	1,200	1,262
Santander Issuances SAU
3.25%, 04/04/26, EUR (e)	400	429
Other Securities		2,761
		7,237
Switzerland 0.6%
Credit Suisse Group AG
6.25%, (callable at 100 beginning 12/18/24) (c) (h)	400	389
Other Securities		2,027
		2,416
United Kingdom 3.7%
Unique Pub Finance Co. Plc
7.40%, 03/30/24, GBP (e)	195	249
5.66%, 06/30/27, GBP	1,078	1,396
6.46%, 03/30/32, GBP (e)	491	532
Virgin Media Receivables Financing Notes I DAC
5.50%, 09/15/24, GBP (e)	450	553
Virgin Media Secured Finance Plc
5.50%, 01/15/25, GBP (e)	180	229
4.88%, 01/15/27, GBP (e)	400	483
6.25%, 03/28/29, GBP (e)	605	780
Other Securities		9,514
		13,736
United States of America 33.4%
21st Century Fox America Inc.
3.38%, 11/15/26 (c)	1,000	979
4.75%, 11/15/46 (c)	1,450	1,451
Abbott Laboratories
2.90%, 11/30/21	1,500	1,496
3.40%, 11/30/23	1,000	995
3.75%, 11/30/26	1,500	1,489
Actavis Funding SCS
4.55%, 03/15/35	990	978
4.85%, 06/15/44	990	980
4.75%, 03/15/45	2,000	1,960
Alere Inc.
6.50%, 06/15/20	1,375	1,354
6.38%, 07/01/23 (c)	955	949
Allstate Corp.
3.28%, 12/15/26	1,450	1,453
4.20%, 12/15/46	1,450	1,477
American Airlines Group Inc.
4.63%, 03/01/20 (c)	515	521
Amgen Inc.
1.85%, 08/19/21	1,485	1,429
2.60%, 08/19/26	1,485	1,364
4.40%, 05/01/45	1,475	1,413
AT&T Inc.
0.00%, 11/27/22 (c) (f)	3,000	2,393
4.13%, 02/17/26	1,000	1,011
Bank of America Corp.
6.10%, (callable at 100 beginning 03/17/25) (h)	1,000	1,006
6.50%, (callable at 100 beginning 10/23/24) (h)	1,500	1,568
Blackstone CQP Holdco LP
9.30%, 03/31/19 (e) (i)	716	722
CF Industries Inc.
3.40%, 12/01/21 (c)	1,500	1,483
4.50%, 12/01/26 (c)	1,500	1,472
5.38%, 03/15/44	1,200	990
Charter Communications Operating LLC
4.91%, 07/23/25	2,975	3,132
	Shares/Par†	Value
Citigroup Inc.
4.75%, 05/18/46	1,900	1,898
Cox Communications Inc.
3.25%, 12/15/22 (c)	639	622
2.95%, 06/30/23 (c)	952	895
3.35%, 09/15/26 (c)	1,915	1,826
DJO Finco LLC
8.13%, 06/15/21 (c)	198	172
Energy Transfer Partners LP
6.50%, 02/01/42	903	974
5.95%, 10/01/43	505	520
6.13%, 12/15/45	2,320	2,464
Goldman Sachs Group Inc.
2.64%, 10/28/27 (d)	4,400	4,485
5.15%, 05/22/45	1,900	1,994
Halliburton Co.
5.00%, 11/15/45	1,900	2,057
Herc Spinoff Escrow Issuer LLC
7.50%, 06/01/22 (c)	1,405	1,481
7.75%, 06/01/24 (c)	650	683
Hess Corp.
5.80%, 04/01/47	2,500	2,590
Hilton Worldwide Finance LLC
5.63%, 10/15/21	425	439
JPMorgan Chase & Co.
6.10%, (callable at 100 beginning 10/01/24) (h)	1,000	1,012
JPMorgan Chase Capital XXIII
1.91%, 05/15/47 (d)	4,800	3,962
LGE HoldCo VI BV
7.13%, 05/15/24, EUR (e)	570	681
Micron Technology Inc.
5.25%, 08/01/23 (c)	1,945	1,952
7.50%, 09/15/23 (c)	1,015	1,124
Prime Security Services Borrower LLC
9.25%, 05/15/23 (c)	1,483	1,615
Qorvo Inc.
6.75%, 12/01/23	1,010	1,111
7.00%, 12/01/25	1,156	1,280
RegionalCare Hospital Partners Holdings Inc.
8.25%, 05/01/23 (c)	98	98
Time Warner Cable Inc.
5.00%, 02/01/20	1,221	1,295
5.88%, 11/15/40	1,485	1,581
Wells Fargo & Co.
4.75%, 12/07/46	3,300	3,331
Western Digital Corp.
7.38%, 04/01/23 (c)	1,344	1,478
10.50%, 04/01/24 (c)	1,719	2,033
Williams Cos. Inc.
5.75%, 06/24/44	950	922
Williams Partners LP
4.90%, 01/15/45	1,000	923
5.10%, 09/15/45	629	597
Other Securities		43,130
		125,290
Total Corporate Bonds And Notes (cost $197,048)		191,168
VARIABLE RATE SENIOR LOAN INTERESTS 17.8% (d)
Austria 0.2%
Other Securities		792
Canada 0.0%
Other Securities		7
Cayman Islands 1.2%
Avago Technologies Cayman Ltd.
Term Loan B-3, 3.70%, 02/01/23	4,390	4,451
France 0.7%
Other Securities		2,427
Germany 0.2%
Other Securities		830
Luxembourg 0.7%
Other Securities		2,589

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
Netherlands 1.1%
NXP BV
Term Loan F, 3.36%, 12/07/20	3,119	3,133
Other Securities		1,103
		4,236
Spain 0.2%
Other Securities		687
United Kingdom 0.5%
Other Securities		1,932
United States of America 13.0%
Alere Inc.
Term Loan B, 4.25%, 06/15/22	1,483	1,481
Catalent Pharma Solutions Inc.
Term Loan B, 4.25%, 04/30/21	191	192
Charter Communications Operating LLC
Term Loan I, 3.50%, 01/24/23	403	405
Dell Inc.
Term Loan B, 4.00%, 06/02/23	2,325	2,363
DJO Finance LLC
Term Loan, 4.25%, 06/08/20	198	189
Gates Global Inc.
Term Loan B, 4.25%, 07/03/21	535	535
Micron Technology Inc.
Term Loan, 4.36%, 04/15/22	1,095	1,111
Pinnacle Foods Finance LLC
Term Loan G, 3.00%, 04/15/20	432	436
Prime Security Services Borrower LLC
Incremental Term Loan B-1, 4.75%, 04/21/22	806	816
Rexnord LLC
Term Loan B, 4.00%, 08/15/20	189	190
Western Digital Corp.
Term Loan B-1, 4.50%, 04/29/23	1,588	1,612
Other Securities		39,245
		48,575
Total Variable Rate Senior Loan Interests (cost $66,673)		66,526
GOVERNMENT AND AGENCY OBLIGATIONS 2.2%
Argentina 0.1%
Other Securities		453
Belarus 0.0%
Other Securities		103
Brazil 0.4%
Other Securities		1,609
Cote D'Ivoire 0.0%
Other Securities		91
Croatia 0.1%
Other Securities		452
Greece 0.2%
Other Securities		642
	Shares/Par†	Value
Hungary 0.1%
Other Securities		349
Indonesia 0.1%
Other Securities		483
Portugal 0.2%
Other Securities		701
Russian Federation 0.3%
Other Securities		1,038
Serbia 0.3%
Other Securities		950
United States of America 0.4%
Other Securities		1,306
Venezuela 0.0%
Other Securities		173
Total Government And Agency Obligations (cost $8,622)		8,350
SHORT TERM INVESTMENTS 32.3%
Investment Companies 9.3%
JNL Money Market Fund, 0.34% (b) (j)	34,900	34,900
Repurchase Agreements 23.0%
Repurchase Agreements (k)		86,080
Total Short Term Investments (cost $121,049)		120,980
Total Investments 116.5% (cost $444,406)		436,237
Total Securities Sold Short (22.6)% (proceeds $84,927)		(84,610)
Total Purchased Options 0.2% (cost $716)		736
Other Derivative Instruments (0.4)%		(1,405)
Other Assets and Liabilities, Net 6.3%		23,551
Total Net Assets 100.0%		$374,509

(a) The Fund had an unfunded commitment at December 31, 2016. See Unfunded Commitments in the Notes to Financial Statements.

(b) Investment in affiliate.

(c) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. As of December 31, 2016, the net value and the percentage of net assets of these liquid securities was $67,332 and 18.0%, respectively.

(d) The security or securities in this category have a variable rate. Rate stated was in effect as of December 31, 2016.

(e) Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(f) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(g) Convertible security.

(h) Perpetual security.

(i) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees.

(j) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2016.

(k) For repurchase agreements held at December 31, 2016, see Repurchase Agreements in these Schedules of Investments.

	Shares/Par†	Value
SECURITIES SOLD SHORT (22.6%)
CORPORATE BONDS AND NOTES (13.6%)
Belgium (0.4%)
Anheuser-Busch InBev Finance Inc.
4.90%, 02/01/46	(1,425)	$(1,542)
China (0.1%)
Bank of Communications Co. Ltd.
5.00%, (callable at 100 beginning 07/29/20) (a) (b) (c)	(200)	(205)
Industrial & Commercial Bank of China Ltd.
6.00%, (callable at 100 beginning 12/10/19) (a) (b) (c)	(200)	(211)
		(416)
Germany (0.1%)
Deutsche Bank AG
7.50%, (callable at 100 beginning 04/30/25) (b)	(200)	(184)
	Shares/Par†	Value
Israel (0.6%)
Teva Pharmaceutical Finance Netherlands III BV
3.15%, 10/01/26	(600)	(555)
4.10%, 10/01/46	(2,000)	(1,724)
		(2,279)
Switzerland (0.3%)
Novartis Capital Corp.
4.00%, 11/20/45	(1,100)	(1,113)
Syngenta Finance NV
1.88%, 11/02/21, EUR (a)	(100)	(112)
		(1,225)
United States of America (12.1%)
AbbVie Inc.
4.45%, 05/14/46	(945)	(910)
AECOM
5.88%, 10/15/24	(340)	(366)
Ally Financial Inc.
5.13%, 09/30/24	(250)	(256)

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
Anadarko Petroleum Corp.
6.60%, 03/15/46	(400)	(496)
Baxalta Inc.
5.25%, 06/23/45	(475)	(508)
CBS Corp.
2.90%, 01/15/27	(950)	(884)
CDW LLC
5.50%, 12/01/24	(160)	(165)
Celgene Corp.
3.88%, 08/15/25	(1,000)	(1,017)
Citigroup Inc.
6.13%, (callable at 100 beginning 11/15/20) (b)	(1,500)	(1,556)
CVS Health Corp.
5.13%, 07/20/45	(1,900)	(2,130)
Enterprise Products Operating LLC
3.95%, 02/15/27	(1,000)	(1,027)
Express Scripts Holding Co.
4.80%, 07/15/46	(1,422)	(1,369)
Exxon Mobil Corp.
3.04%, 03/01/26	(1,250)	(1,249)
4.11%, 03/01/46	(1,250)	(1,284)
Ford Motor Credit Co. LLC
4.39%, 01/08/26	(800)	(813)
Goldman Sachs Group Inc.
3.75%, 02/25/26	(2,859)	(2,874)
Infor US Inc.
6.50%, 05/15/22	(350)	(368)
JC Penney Corp. Inc.
5.88%, 07/01/23 (d)	(1,250)	(1,295)
JPMorgan Chase & Co.
6.75%, (callable at 100 beginning 02/01/24) (b)	(937)	(1,012)
2.30%, 08/15/21	(2,800)	(2,749)
4.13%, 12/15/26	(1,400)	(1,433)
Kennametal Inc.
3.88%, 02/15/22	(38)	(37)
Kinder Morgan Inc.
4.30%, 06/01/25	(1,500)	(1,548)
Lifepoint Health Inc.
5.50%, 12/01/21	(510)	(531)
Merck & Co. Inc.
3.70%, 02/10/45	(1,100)	(1,052)
Morgan Stanley
5.45%, (callable at 100 beginning 07/15/19) (b)	(1,500)	(1,489)
5.55%, (callable at 100 beginning 07/15/20) (b)	(389)	(394)
3.88%, 01/27/26	(1,400)	(1,418)
3.13%, 07/27/26	(1,425)	(1,365)
Mylan NV
5.25%, 06/15/46 (d)	(1,425)	(1,321)
Philip Morris International Inc.
2.75%, 02/25/26	(2,485)	(2,391)
	Shares/Par†	Value
QUALCOMM Inc.
3.45%, 05/20/25	(1,170)	(1,191)
Seagate HDD Cayman
4.75%, 06/01/23	(750)	(744)
Target Corp.
4.00%, 07/01/42	(1,667)	(1,666)
United Rentals North America Inc.
5.88%, 09/15/26	(410)	(426)
Verizon Communications Inc.
2.63%, 08/15/26	(1,500)	(1,384)
4.86%, 08/21/46	(1,400)	(1,427)
Wells Fargo & Co.
2.10%, 07/26/21	(2,800)	(2,726)
Welltower Inc.
4.00%, 06/01/25	(544)	(557)
		(45,428)
Total Corporate Bonds And Notes (proceeds $51,499)		(51,074)
GOVERNMENT AND AGENCY OBLIGATIONS (9.0%)
Ecuador (0.1%)
Ecuador Government International Bond
7.95%, 06/20/24 (a)	(200)	(193)
France (1.8%)
France Government Bond OAT
2.25%, 10/25/22, EUR	(5,700)	(6,819)
United States of America (7.1%)
U.S. Treasury Bond
2.25%, 08/15/46	(14,488)	(12,152)
U.S. Treasury Note
1.00%, 11/30/18	(740)	(738)
1.00%, 11/15/19	(4,365)	(4,311)
1.75%, 11/30/21	(1,331)	(1,320)
1.63%, 10/31/23	(4,155)	(3,994)
2.13%, 11/30/23	(1,100)	(1,092)
1.50%, 08/15/26	(500)	(459)
2.00%, 11/15/26	(2,558)	(2,458)
		(26,524)
Total Government And Agency Obligations (proceeds $33,428)		(33,536)
Total Securities Sold Short (22.6%) (proceeds $84,927)		$(84,610)

(a) Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(b) Perpetual security.

(c) Convertible security.

(d) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. As of December 31, 2016, the net value and the percentage of net assets of these liquid securities was $67,332 and 18.0%, respectively.

Repurchase Agreements

Counter-party	Collateral	Collateral Par†		Collateral Value		Rate	Settlement	Maturity	Proceeds at Maturity	Par†	Value
APS	AbbVie Inc., 4.45%, due 05/14/46		945		$910	0.05%	12/12/16	Open	$874	874	$874
APS	Baxalta Inc., 5.25%, due 06/23/45		475		508	0.05	12/12/16	Open	499	499	499
APS	Express Scripts Holding Co., 4.80%, due 07/15/46		1,422		1,369	0.05	12/12/16	Open	1,337	1,337	1,337
APS	U.S. Treasury Note, 2.13%, due 11/30/23		1,100		1,092	(0.75)	12/30/16	01/03/17	1,092	1,092	1,092
APS	U.S. Treasury Note, 1.50%, due 08/15/26		500		459	0.05	12/30/16	01/03/17	461	461	461
BBP	Deutsche Bank AG, 7.50%, perpetual		200		184	(1.50)	11/25/16	Open	176	176	176
BBP	France Government Bond OAT, 2.25%, due 10/25/22	EUR	2,000	EUR	2,273	(0.85)	11/30/16	Open	2,404	2,284	2,404
BCL	Citigroup Inc., 6.13%, perpetual		808		838	(0.10)	12/15/16	Open	837	837	837
BCL	CVS Health Corp., 5.13%, due 07/20/45		473		530	0.25	12/15/16	Open	524	524	524
BCL	Exxon Mobil Corp., 3.04%, due 03/01/26		1,250		1,249	0.25	12/15/16	Open	1,248	1,248	1,248
BCL	Exxon Mobil Corp., 4.11%, due 03/01/46		1,250		1,284	0.25	12/15/16	Open	1,263	1,263	1,263
BCL	Infor US Inc., 6.50%, due 05/15/22		350		368	0.25	12/15/16	Open	366	366	366
BCL	JPMorgan Chase & Co., 6.75%, perpetual		937		1,012	0.25	12/14/16	Open	1,030	1,030	1,030
BCL	JPMorgan Chase & Co., 2.30%, due 08/15/21		2,800		2,749	0.25	12/16/16	Open	2,744	2,744	2,744

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

Counter-party	Collateral	Collateral Par†		Collateral Value		Rate	Settlement	Maturity	Proceeds at Maturity	Par†	Value
BCL	Philip Morris International Inc., 2.75%, due 02/25/26		2,485		2,391	0.15	12/15/16	Open	2,386	2,386	2,386
BCL	Seagate HDD Cayman, 4.75%, due 06/01/23		750		744	0.25	12/15/16	Open	741	741	741
BCL	Wells Fargo & Co., 2.10%, due 07/26/21		2,800		2,726	0.25	12/20/16	Open	2,730	2,730	2,730
BNP	U.S. Treasury Bond, 2.25%, due 08/15/46		8,753		7,342	(1.75)	12/30/16	01/03/17	7,386	7,386	7,386
CGM	AECOM, 5.88%, due 10/15/24		340		366	0.00	11/03/16	Open	380	380	380
CGM	Ally Financial Inc., 5.13%, due 09/30/24		250		256	(0.50)	11/17/16	Open	253	253	253
CGM	Anadarko Petroleum Corp., 6.60%, due 03/15/46		400		496	0.05	11/07/16	Open	483	483	483
CGM	Anheuser-Busch InBev Finance Inc., 4.90%, due 02/01/46		1,425		1,542	0.10	11/16/16	Open	1,571	1,571	1,571
CGM	Bank of Communications Co. Ltd., 5.00%, perpetual		200		205	(3.00)	11/25/16	Open	217	217	217
CGM	Citigroup Inc., 6.13%, perpetual		692		718	(0.30)	12/12/16	Open	717	717	717
CGM	CVS Health Corp., 5.13%, due 07/20/45		1,427		1,600	0.05	11/14/16	Open	1,741	1,741	1,741
CGM	Enterprise Products Operating LLC, 3.95%, due 02/15/27		1,000		1,027	0.00	12/28/16	Open	1,025	1,025	1,025
CGM	Ford Motor Credit Co. LLC, 4.39%, due 01/08/26		800		813	0.10	11/18/16	Open	853	853	853
CGM	JPMorgan Chase & Co., 4.13%, due 12/15/26		1,400		1,433	0.05	10/06/16	Open	1,523	1,522	1,523
CGM	Kennametal Inc., 3.88%, due 02/15/22		38		37	0.00	01/12/16	Open	38	38	38
CGM	Kinder Morgan Inc., 4.30%, due 06/01/25		1,500		1,548	(0.62)	12/09/16	Open	1,528	1,528	1,528
CGM	Merck & Co. Inc., 3.70%, due 02/10/45		1,100		1,052	0.10	03/22/16	Open	1,066	1,066	1,066
CGM	Morgan Stanley, 5.45%, perpetual		1,500		1,489	0.10	12/12/16	Open	1,504	1,504	1,504
CGM	Morgan Stanley, 3.88%, due 01/27/26		1,400		1,418	0.10	10/06/16	Open	1,493	1,493	1,493
CGM	Morgan Stanley, 3.13%, due 07/27/26		1,425		1,365	0.10	11/14/16	Open	1,398	1,398	1,398
CGM	Mylan NV, 5.25%, due 06/15/46		1,425		1,321	0.10	11/04/16	Open	1,493	1,493	1,493
CGM	Novartis Capital Corp., 4.00%, due 11/20/45		1,100		1,113	0.10	03/21/16	Open	1,163	1,163	1,163
CGM	QUALCOMM Inc., 3.45%, due 05/20/25		1,170		1,191	0.10	03/16/16	Open	1,209	1,209	1,209
CGM	Teva Pharmaceutical Finance Netherlands III BV, 3.15%, due 10/01/26		300		278	0.10	11/04/16	Open	291	291	291
CGM	Verizon Communications Inc., 4.86%, due 08/21/46		1,400		1,427	0.10	10/06/16	Open	1,554	1,554	1,554
CSI	U.S. Treasury Note, 1.75%, due 11/30/21		1,331		1,320	(2.50)	12/30/16	01/03/17	1,321	1,321	1,321
CSI	Verizon Communications Inc., 2.63%, due 08/15/26		1,500		1,384	0.10	11/04/16	Open	1,446	1,446	1,446
DUB	France Government Bond OAT, 2.25%, due 10/25/22	EUR	1,700	EUR	1,932	(0.70)	12/08/16	Open	2,028	1,926	2,028
DUB	U.S. Treasury Bond, 2.25%, due 08/15/46		5,735		4,810	0.20	11/03/16	Open	5,369	5,369	5,369
DUB	U.S. Treasury Note, 1.00%, due 11/30/18		740		738	(3.50)	12/30/16	01/03/17	738	738	738
DUB	U.S. Treasury Note, 2.00%, due 11/15/26		2,558		2,458	(1.50)	12/30/16	01/03/17	2,459	2,459	2,459
JPM	Ecuador Government International Bond, 7.95%, due 06/20/24		200		193	(0.50)	12/15/16	02/03/17	206	206	206
JPM	France Government Bond OAT, 2.25%, due 10/25/22	EUR	2,000	EUR	2,273	(1.50)	12/01/16	Open	2,393	2,273	2,393
JPM	Industrial & Commercial Bank of China Ltd., 6.00%, perpetual		200		211	(0.50)	12/15/16	02/03/17	220	220	220
JPM	Syngenta Finance NV, 1.88%, due 11/02/21	EUR	100	EUR	107	(1.05)	10/18/16	Open	119	113	119
JPM	U.S. Treasury Note, 1.00%, due 11/15/19		3,465		3,422	0.25	11/23/16	Open	3,430	3,430	3,430
JPM	U.S. Treasury Note, 1.63%, due 10/31/23		4,155		3,994	0.10	12/13/16	Open	3,999	3,999	3,999
MLP	Morgan Stanley, 5.55%, perpetual		389		394	(0.38)	07/14/16	Open	393	393	393
MLP	U.S. Treasury Note, 1.00%, due 11/15/19		900		889	0.05	12/30/16	01/03/17	890	890	890
RBC	CBS Corp., 2.90%, due 01/15/27		950		884	0.15	12/13/16	Open	884	884	884
RBC	CDW LLC, 5.50%, due 12/01/24		160		165	0.15	11/10/16	Open	170	170	170
RBC	Celgene Corp., 3.88%, due 08/15/25		1,000		1,017	0.15	11/18/16	Open	1,030	1,030	1,030
RBC	Goldman Sachs Group Inc., 3.75%, due 02/25/26		2,859		2,874	0.40	12/16/16	Open	2,873	2,873	2,873
RBC	JC Penney Corp. Inc., 5.88%, due 07/01/2023		1,250		1,295	(0.25)	09/16/16	Open	1,319	1,319	1,319
RBC	LifePoint Health Inc., 5.50%, due 12/01/21		510		531	0.15	11/18/16	Open	532	532	532
RBC	Target Corp., 4.00%, due 07/01/42		1,667		1,666	0.40	12/29/16	Open	1,692	1,692	1,692
RBC	Teva Pharmaceutical Finance Netherlands III BV, 3.15%, due 10/01/26		300		277	0.15	11/25/16	Open	279	279	279

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

Counter-party	Collateral	Collateral Par†	Collateral Value	Rate	Settlement	Maturity	Proceeds at Maturity	Par†	Value
RBC	Teva Pharmaceutical Finance Netherlands III BV, 4.10%, due 10/01/46	2,000	1,724	(0.15)	11/18/16	Open	1,720	1,720	1,720
RBC	United Rentals North America Inc., 5.88%, due 09/15/26	410	426	0.15	11/15/16	Open	418	418	418
RBC	Welltower Inc., 4.00%, due 06/01/25	544	557	0.40	12/21/16	Open	554	554	554
									86,080

Restricted Securities

	Initial Acquisition	Cost	Ending Value	Percent of Net Assets
Adagio IV CLO Ltd., Series IV-F-X, 6.65%, 10/15/29	05/17/16	$92	$91	—%
Adagio V CLO DAC, Series V-E-X, 6.70%, 10/15/29	07/26/16	117	113	—
Allied Irish Banks Plc, 4.12%, 11/26/25	11/20/15	370	373	0.1
ALME Loan Funding V BV, Series E-5X, 6.00%, 07/15/29	08/02/16	528	502	0.1
Anheuser-Busch InBev SA, 2.00%, 03/17/28	11/18/16	442	445	0.1
Annington Finance No. 5 Plc, 13.00%, 01/15/23	08/19/14	414	341	0.1
APERAM, 0.63%, 07/08/21	06/30/14	800	994	0.3
Arbour CLO DAC, Series F-4X, 5.00%, 01/15/30	10/03/16	154	145	—
Arbour CLO DAC, Series E-4X, 5.00%, 01/15/30	10/03/16	193	179	—
Arbour CLO Ltd., Series 2014-E-1X, 5.00%, 06/16/27	05/19/14	457	336	0.1
Arbour CLO Ltd., Series 2014-F-1X, 5.75%, 06/16/27	05/19/14	455	297	0.1
Argentina Republic Government International Bond, 6.88%, 04/22/21	04/29/16	435	453	0.1
Arianna SPV Srl, Series A-1, 3.60%, 04/20/19	02/24/14	591	450	0.1
Aroundtown Property Holdings Plc, 3.00%, 05/05/20	04/29/15	1,421	1,754	0.5
Atalaya Luxco, 11.50%, 05/30/20	05/29/14	1,503	1,190	0.3
ATF Netherlands BV, 2.13%, 03/13/23	12/07/16	726	733	0.2
Autostrade per l Italia SpA, 1.75%, 06/26/26	11/23/16	125	125	—
Avoca CLO XIII Ltd., Series E-13X, 5.18%, 12/29/27	12/22/14	292	248	0.1
Avoca CLO XIV Ltd., Series SUB-14X, 0.00%, 07/12/28	05/19/15	409	385	0.1
Avoca CLO XIV Ltd., Series E-14X, 4.75%, 07/12/28	05/19/15	210	192	0.1
Avoca CLO XIV Ltd., Series F-14X, 5.75%, 07/12/28	05/19/15	287	257	0.1
Avoca CLO XV Ltd., Series M1-15X, 0.00%, 01/15/29	09/29/15	473	482	0.1
Avoca CLO XV Ltd., Series E-15X, 5.00%, 01/15/29	09/29/15	515	471	0.1
Avoca CLO XV Ltd., Series F-15X, 6.75%, 01/15/29	09/29/15	239	199	0.1
Avoca CLO XVII DAC, Series E-17X, 5.95%, 01/15/30	10/18/16	187	181	—
Banco Bilbao Vizcaya Argentaria SA, 8.87%, callable at 100 beginning 04/14/21	04/08/16	451	453	0.1
Banco Bilbao Vizcaya Argentaria SA, 9.00%, callable at 100 beginning 05/09/18	12/02/13	611	625	0.2
Banco Espirito Santo SA, 0.00%, 05/08/17	07/14/14	525	116	—
Banco Espirito Santo SA, 0.00%, 01/15/18	07/11/14	1,503	347	0.1
Banco Espirito Santo SA, 0.00%, 01/21/19	07/24/14	2,415	637	0.2
Banco Popular Espanol SA, 8.25%, callable at 100 beginning 04/10/20	02/06/15	228	185	0.1
Banco Popular Espanol SA, 11.50%, callable at 100 beginning 10/10/18	10/04/13	818	632	0.2
Banco Santander SA, 6.25%, callable at 100 beginning 03/12/19	03/06/14	2,012	1,968	0.5
Bank of Communications Co. Ltd., 5.00%, callable at 100 beginning 07/29/20	01/13/16	(201)	(205)	(0.1)
Bank of Ireland, 7.37%, callable at 100 beginning 06/18/20	03/11/16	620	643	0.2
Bankia SA, 4.00%, 05/22/24	05/16/14	949	961	0.3
Bilbao Luxembourg SA, 10.50%, 12/01/18	10/18/13	441	345	0.1
Blackstone CQP Holdco LP, 9.30%, 03/31/19	03/17/14	718	722	0.2
BlueMountain CLO Ltd., Series 2016-E-1X, 6.60%, 04/25/30	03/24/16	512	515	0.1
BNP Paribas Cardif SA, 4.03%, callable at 100 beginning 11/25/25	11/19/14	627	522	0.1
Bouygues SA, 1.38%, 06/07/27	11/30/16	527	522	0.1
BPE Financiaciones SA, 2.00%, 02/03/20	01/13/15	1,355	1,262	0.3
Cadogan Square CLO VII BV, Series E-7X, 6.00%, 05/25/29	04/13/16	204	200	0.1
Cairn CLO VI BV, Series 2016-E-6X, 6.25%, 07/25/29	06/14/16	213	202	0.1
Carlyle Global Market Strategies CLO Ltd., Series 2015-D-3X, 5.55%, 01/15/29	03/17/16	304	268	0.1
Carlyle Global Market Strategies Euro CLO Ltd., Series 2015-D-2X, 5.50%, 09/21/29	07/29/16	204	197	0.1
Carlyle Global Market Strategies Euro CLO Ltd., Series 2015-E-2X, 6.50%, 09/21/29	08/04/16	117	122	—
Casino Guichard Perrachon SA, 2.33%, 02/07/25	07/14/16	465	420	0.1
Cooperatieve Rabobank U.A., 6.62%, callable at 100 beginning 06/29/21	04/20/16	227	225	0.1
Credit Agricole Assurances SA, 4.25%, callable at 100 beginning 01/13/25	01/09/15	943	829	0.2
Credit Agricole SA, 6.50%, callable at 100 beginning 06/23/21	07/11/16	104	109	—
Credit Agricole SA, 1.88%, 12/20/26	12/14/16	423	422	0.1
Croatia Government International Bond, 3.88%, 05/30/22	09/04/14	487	452	0.1
CVC Cordatus Loan Fund VII DAC, Series E-7X, 7.00%, 08/15/29	07/11/16	170	166	—
Dryden XLVI Euro CLO BV, Series 2016-E-46X, 5.75%, 01/15/30	09/19/16	108	102	—
Ecuador Government International Bond, 7.95%, 06/20/24	01/13/15	(168)	(193)	(0.1)
Enterprise Funding Ltd., 3.50%, 09/10/20	09/06/13	312	237	0.1
Euro-Galaxy IV CLO, Series 2015-D-4X, 3.35%, 07/30/28	05/26/15	294	280	0.1
Euro-Galaxy IV CLO, Series 2015-E-4X, 4.50%, 07/30/28	05/26/15	384	346	0.1
Euro-Galaxy IV CLO, Series 2015-F-4X, 6.25%, 07/30/28	05/26/15	399	328	0.1

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Initial Acquisition	Cost	Ending Value	Percent of Net Assets
Euro-Galaxy V CLO, Series 2016-E-46X, 0.00%, 11/10/30	10/05/16	110	102	—
Gas Natural Fenosa Finance BV, 3.37%, callable at 100 beginning 04/24/24	04/22/15	319	295	0.1
Harvest CLO XI, Series SUB-11X, 0.00%, 03/28/29	02/26/15	985	960	0.3
Harvest CLO XI, Series E-11X, 4.93%, 03/28/29	02/26/15	299	273	0.1
Harvest CLO XVI DAC, Series E-16X, 6.40%, 10/15/29	07/25/16	159	157	—
HBOS Capital Funding LP, 6.85%, callable at 100 beginning 03/23/17	01/21/14	130	131	—
Hellenic Republic Government Bond, 3.00%, 02/24/24	05/16/16	470	448	0.1
HSH Nordbank AG, 0.53%, 02/14/17	05/03/13	679	567	0.2
Iceland Bondco Plc, 6.75%, 07/15/24	07/28/16	118	120	—
IHO Verwaltungs GmbH, 2.75%, 09/15/21	09/12/16	253	244	0.1
Indonesia Government International Bond, 2.88%, 07/08/21	09/05/14	554	483	0.1
Industrial & Commercial Bank of China Ltd., 6.00%, callable at 100 beginning 12/10/19	02/16/16	(201)	(211)	(0.1)
INEOS Finance Plc, 4.00%, 05/01/23	03/07/16	790	773	0.2
Intesa Sanpaolo SpA, 7.00%, callable at 100 beginning 01/19/21	01/13/16	775	753	0.2
Intesa Sanpaolo SpA, 6.63%, 09/13/23	01/12/15	1,142	1,009	0.3
Intesa Sanpaolo SpA, 3.93%, 09/15/26	08/19/16	763	704	0.2
ITV Plc, 2.00%, 12/01/23	11/25/16	1,266	1,274	0.3
Ivory Coast Government International Bond, 5.75%, 12/31/32	06/24/16	92	91	—
Jubilee CDO BV, Series VIII-SUB-X, 4.81%, 01/15/24	03/28/14	588	514	0.1
LGE HoldCo VI BV, 7.13%, 05/15/24	01/13/15	735	681	0.2
Lion/Seneca France 2, 7.88%, 04/15/19	04/21/14	193	144	—
Marks & Spencer Group Plc, 3.00%, 12/08/23	12/02/16	374	376	0.1
Matterhorn Telecom SA, 3.88%, 05/01/22	03/08/16	204	217	0.1
Mercury Bondco Plc, 8.25%, 05/30/21	08/12/16	115	111	—
Mylan NV, 3.13%, 11/22/28	11/17/16	848	856	0.2
New Look Secured Issuer Plc, 6.50%, 07/01/22	03/07/16	1,236	1,139	0.3
North Westerly CLO IV BV, Series IV-SUB-X, 0.00%, 01/15/26	12/13/13	680	395	0.1
North Westerly CLO IV BV, Series IV-A-1-X, 1.26%, 01/15/26	12/13/13	2,676	2,057	0.6
OZLME BV, Series E-1X, 6.45%, 01/18/30	11/08/16	167	158	—
Paragon Mortgages No. 13 Plc, Series 13X-A2C, 1.06%, 01/15/39	08/22/13	485	500	0.1
Pension Insurance Corp. Plc, 6.50%, 07/03/24	06/27/14	296	208	0.1
Petroleos de Venezuela SA, 6.00%, 11/15/26	10/24/14	150	116	—
Pizzaexpress Financing 2 Plc, 6.63%, 08/01/21	07/14/16	641	625	0.2
Portugal Government International Bond, 5.13%, 10/15/24	07/03/14	720	701	0.2
Punch Taverns Finance B Ltd., 5.94%, 09/30/22	09/12/13	1,123	906	0.2
Punch Taverns Finance Plc, 0.40%, 07/15/21	12/18/14	95	76	—
Punch Taverns Finance Plc, 5.90%, 10/15/27	10/09/14	862	618	0.2
Republic of Belarus, 8.95%, 01/26/18	06/24/16	103	103	—
Republic of Serbia, 5.88%, 12/03/18	09/04/14	536	544	0.1
Russia Government Bond, 3.25%, 04/04/17	09/03/15	400	401	0.1
Russia Government International Bond, 5.00%, 04/29/20	04/20/16	631	637	0.2
Santander Issuances SAU, 3.25%, 04/04/26	08/18/16	469	429	0.1
Schaeffler Verwaltung Zwei GmbH, 3.25%, 09/15/23	09/12/16	591	569	0.2
Serbia International Bond, 4.88%, 02/25/20	05/13/16	412	406	0.1
Snam SpA, 0.88%, 10/25/26	11/23/16	111	111	—
Sorrento Park CLO Ltd., Series E-1X, 5.94%, 11/16/27	11/03/14	283	222	0.1
Springer SBM Two GmbH, Term Loan, 9.00%, 08/14/21	09/17/15	396	362	0.1
St. Pauls CLO Ltd., Series 4X-A1, 1.09%, 04/25/28	03/27/14	688	526	0.1
St. Paul's CLO VI DAC, Series D-6X, 6.50%, 07/22/29	05/23/16	378	360	0.1
Syngenta Finance NV, 1.88%, 11/02/21	02/16/16	(112)	(112)	—
Synlab Unsecured Bondco Plc, 8.25%, 07/01/23	07/26/16	231	229	0.1
Telecom Italia SpA, 3.63%, 01/19/24	06/10/16	365	336	0.1
Telefonica Europe BV, 3.75%, callable at 100 beginning 03/15/22	09/09/16	225	206	0.1
Telefonica Europe BV, 5.87%, callable at 100 beginning 03/31/24	03/30/15	244	221	0.1
Tikehau CLO BV, Series 2015-E-1X, 4.60%, 08/04/28	06/02/16	200	191	0.1
Tullow Oil Jersey Ltd., 6.63%, 07/12/21	07/07/16	200	265	0.1
Tullow Oil Plc, 6.25%, 04/15/22	11/10/16	359	372	0.1
UBS AG, 4.75%, 02/12/26	02/07/14	1,215	1,056	0.3
UBS Group AG, 5.75%, callable at 100 beginning 02/19/22	02/17/15	285	277	0.1
UBS Group AG, 6.87%, callable at 100 beginning 03/22/21	03/15/16	450	458	0.1
UBS Group AG, 7.00%, callable at 100 beginning 02/19/25	02/17/15	225	236	0.1
UniCredit SpA, 9.25%, callable at 100 beginning 06/03/22	12/20/16	263	278	0.1
UniCredit SpA, 6.95%, 10/31/22	05/24/13	847	749	0.2
UniCredit SpA, 5.75%, 10/28/25	10/22/13	1,824	1,707	0.5
Unique Pub Finance Co. Plc, 7.40%, 03/30/24	03/31/15	298	249	0.1
Unique Pub Finance Co. Plc, 6.46%, 03/30/32	04/13/15	659	532	0.1
Unitymedia Hessen GmbH & Co. KG, 5.63%, 04/15/23	08/07/14	112	90	—
Unitymedia Hessen GmbH & Co. KG, 4.00%, 01/15/25	12/04/14	741	717	0.2
Unitymedia Hessen GmbH & Co. KG, 3.50%, 01/15/27	08/18/16	693	619	0.2
Unitymedia Hessen GmbH & Co. KG, 6.25%, 01/15/29	08/07/14	478	465	0.1
Venezuela Government International Bond, 11.75%, 10/21/26	09/04/14	87	57	—
Virgin Media Receivables Financing Notes I DAC, 5.50%, 09/15/24	09/30/16	584	553	0.1
Virgin Media Secured Finance Plc, 5.50%, 01/15/25	05/24/16	259	229	0.1

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Initial Acquisition	Cost	Ending Value	Percent of Net Assets
Virgin Media Secured Finance Plc, 4.88%, 01/15/27	05/24/16	533	483	0.1
Virgin Media Secured Finance Plc, 6.25%, 03/28/29	04/28/15	931	780	0.2
Voyage Care Bondco Plc, 11.00%, 02/01/19	02/11/14	761	548	0.1
WMG Acquisition Corp., 4.13%, 11/01/24	10/14/16	249	245	0.1
		$69,831	$61,175	16.3%

The following schedules reflect the derivative investments for JNL/BlackRock Global Long Short Credit Fund at December 31, 2016:

Futures Contracts
Reference Entity	Contracts Long (Short)†	Expiration	Notional[1]		Variation Margin Receivable (Payable)	Unrealized Appreciation (Depreciation)
Euro Stoxx 50 Future	(19)	March 2017	EUR	(621)	$(2)	$(2)
Euro-Bobl Future	(69)	March 2017	EUR	(9,138)	6	(87)
Euro-Bund Future	(99)	March 2017	EUR	(15,997)	47	(265)
Euro-OAT Future	(3)	March 2017	EUR	(450)	1	(6)
Euro-Schatz Future	(5)	March 2017	EUR	(560)	—	(1)
S&P 500 E-Mini Index Future	(38)	March 2017		(4,279)	17	30
U.K. Long Gilt Future	(17)	March 2017	GBP	(2,099)	1	(49)
U.S. Treasury Long Bond Future	(1)	March 2017		(151)	(1)	—
U.S. Treasury Note Future, 10-Year	(3)	March 2017		(373)	(1)	1
U.S. Treasury Note Future, 2-Year	(5)	March 2017		(1,084)	—	—
U.S. Treasury Note Future, 5-Year	(20)	March 2017		(2,359)	(3)	6
Ultra Long Term U.S. Treasury Bond Future	(8)	March 2017		(1,296)	(8)	14
					$57	$(359)

Centrally Cleared Interest Rate Swap Agreements
Floating Rate Index	Paying / Receiving Floating Rate	Fixed Rate	Expiration	Notional[1]		Variation Margin Receivable (Payable)	Unrealized Appreciation (Depreciation)
3-Month LIBOR	Receiving	1.03%	04/07/17		600	$—	$—
3-Month LIBOR	Receiving	1.01%	04/28/17		600	—	—
3-Month LIBOR	Receiving	0.92%	05/16/17		290	—	—
3-Month LIBOR	Receiving	1.10%	01/26/18		260	—	—
3-Month LIBOR	Receiving	1.02%	01/30/18		700	—	2
3-Month LIBOR	Receiving	1.25%	02/13/18		440	—	—
3-Month LIBOR	Receiving	1.24%	05/14/18		330	—	—
3-Month LIBOR	Receiving	1.22%	08/14/18		640	—	1
3-Month LIBOR	Receiving	1.89%	09/11/19		290	—	(2)
3-Month LIBOR	Receiving	1.78%	12/23/19		340	—	(1)
3-Month LIBOR	Receiving	1.67%	02/13/20		80	—	—
3-Month LIBOR	Receiving	1.69%	02/20/20		250	—	—
3-Month LIBOR	Receiving	1.69%	05/29/20		480	—	1
3-Month LIBOR	Receiving	1.54%	11/04/20		720	—	8
3-Month LIBOR	Receiving	1.91%	02/13/22		130	—	1
3-Month LIBOR	Receiving	1.80%	04/02/22		180	—	2
3-Month LIBOR	Receiving	1.92%	01/22/25		300	(1)	7
3-Month LIBOR	Receiving	2.01%	10/23/25		680	(3)	16
3-Month LIBOR	Paying	1.25%	02/13/18		240	—	—
3-Month LIBOR	Paying	1.44%	01/22/20		240	—	(2)
6-Month Euribor	Receiving	0.44%	10/06/19	EUR	12,180	(1)	(211)
						$(5)	$(178)

Centrally Cleared Credit Default Swap Agreements
Reference Entity	Fixed Receive/ Pay Rate[7]	Expiration	Notional[1,6]	Value[5]	Variation Margin Receivable (Payable)	Unrealized Appreciation (Depreciation)
Credit default swap agreements - purchase protection[2]
CDX.NA.IG.26	1.00%	06/20/21	4,750	$(79)	$(1)	$(24)
CDX.NA.IG.27	1.00%	12/20/21	4,800	(73)	(1)	(17)
iTraxx Europe Crossover Series 26	5.00%	12/20/21	20,695	(2,070)	(38)	(470)
iTraxx Europe Series 26	1.00%	12/20/21	2,200	(31)	(1)	(3)
				$(2,253)	$(41)	$(514)
Credit default swap agreements - sell protection[3]

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

Centrally Cleared Credit Default Swap Agreements (continued)
Reference Entity	Fixed Receive/ Pay Rate7	Expiration	Notional1,6	Value5	Variation Margin Receivable (Payable)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.25	5.00%	12/20/20	(3,564)	$246	$1	$241
iTraxx Europe Senior Series 25	1.00%	06/20/21	(1,760)	11	1	5
iTraxx Europe Senior Series 26	1.00%	12/20/21	(1,750)	6	1	4
iTraxx Europe Series 21	1.00%	06/20/19	(1,190)	19	—	(6)
iTraxx Europe Series 23	1.00%	06/20/20	(1,272)	21	—	(6)
iTraxx Europe Series 25	1.00%	06/20/21	(740)	12	—	—
				$315	$3	$238

Exchange Traded Purchased Options
Reference Entity	Put/Call	Exercise Price		Expiration	Notional1/ Contracts†	Value
Index Options
Euro Stoxx 50 Index	Call	EUR	3,050.00	01/20/17	24	$61
Euro Stoxx 50 Index	Call	EUR	3,000.00	01/20/17	48	146
Euro Stoxx 50 Index	Call	EUR	3,050.00	01/20/17	24	61
Euro Stoxx 50 Index	Call	EUR	3,100.00	01/20/17	24	49
Euro Stoxx 50 Index	Call	EUR	3,050.00	01/20/17	24	61
Euro Stoxx 50 Index	Put	EUR	3,225.00	01/20/17	85	25
Euro Stoxx 50 Index	Put	EUR	3,250.00	01/20/17	85	32
S&P 500 Index	Put		2,265.00	01/20/17	8	29
						$464
Options on Securities
Alere Inc.	Put		31.00	01/20/17	30	$1
Alere Inc.	Put		31.00	01/20/17	40	1
Alere Inc.	Put		32.00	02/17/17	35	2
Ally Financial Inc.	Put		19.00	01/20/17	125	7
AMC Networks Inc.	Call		65.00	03/17/17	55	2
Caterpillar Inc.	Put		65.00	01/20/17	65	—
Caterpillar Inc.	Put		70.00	01/20/17	70	—
Caterpillar Inc.	Put		90.00	01/20/17	50	6
Chesapeake Energy Corp.	Put		4.00	01/20/17	75	—
Chesapeake Energy Corp.	Put		5.50	01/20/17	75	—
Chesapeake Energy Corp.	Put		5.00	02/17/17	150	1
CSX Corp.	Call		39.00	01/20/17	110	2
Dell Technologies Inc. - Class V	Put		45.00	01/20/17	100	1
Energy Select Sector SPDR Fund	Call		80.00	01/20/17	125	1
Financial Select Sector SPDR Fund	Put		21.00	01/20/17	250	1
General Electric Co.	Put		27.00	01/20/17	120	—
Health Care Select Sector SPDR Fund	Put		66.00	01/20/17	110	2
Herc Holdings Inc.	Put		35.00	02/17/17	50	4
Hewlett Packard Enterprise Co.	Put		18.00	01/20/17	75	—
Hewlett Packard Enterprise Co.	Put		18.00	01/20/17	75	—
Industrial Select Sector SPDR Fund	Put		54.00	01/20/17	50	—
Industrial Select Sector SPDR Fund	Put		60.00	01/20/17	125	3
Industrial Select Sector SPDR Fund	Put		57.00	01/20/17	80	—
Industrial Select Sector SPDR Fund	Put		54.00	01/20/17	50	—
Industrial Select Sector SPDR Fund	Put		54.00	01/20/17	50	—
iShares 20+ Year Treasury Bond ETF	Call		125.00	01/20/17	150	2
iShares 20+ Year Treasury Bond ETF	Call		125.00	01/20/17	150	2
iShares iBoxx USD High Yield Corporate Bond ETF	Call		88.00	01/20/17	70	1
iShares iBoxx USD High Yield Corporate Bond ETF	Put		85.00	01/20/17	125	2
iShares iBoxx USD High Yield Corporate Bond ETF	Put		85.00	01/20/17	125	2
iShares iBoxx USD Investment Grade Corporate Bond ETF	Put		115.00	01/20/17	125	2
iShares iBoxx USD Investment Grade Corporate Bond ETF	Put		113.00	03/17/17	80	4
iShares iBoxx USD Investment Grade Corporate Bond ETF	Put		115.00	03/17/17	75	7
iShares iBoxx USD Investment Grade Corporate Bond ETF	Put		115.00	03/17/17	75	7
iShares Russell 2000 ETF	Put		128.00	01/20/17	125	7
iShares Russell 2000 ETF	Put		118.00	01/20/17	75	1
iShares Russell 2000 ETF	Put		128.00	01/20/17	125	7
iShares Russell 2000 ETF	Put		122.00	01/20/17	50	1
iShares Russell 2000 ETF	Put		114.00	01/20/17	85	—
iShares U.S. Preferred Stock ETF	Put		37.00	01/20/17	75	2
iShares U.S. Preferred Stock ETF	Put		37.00	01/20/17	80	2
Micron Technology Inc.	Put		17.00	01/20/17	100	—
Micron Technology Inc.	Put		16.00	04/21/17	115	3
Mylan NV	Call		45.00	01/20/17	100	1
Mylan NV	Call		43.00	01/20/17	75	1
NXP Semiconductors NV	Call		110.00	01/20/17	49	—
NXP Semiconductors NV	Call		110.00	01/20/17	1	—

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

Exchange Traded Purchased Options (continued)
Reference Entity	Put/Call	Exercise Price	Expiration	Notional1/ Contracts†	Value
NXP Semiconductors NV	Call	110.00	01/20/17	30	—
NXP Semiconductors NV	Call	110.00	01/20/17	40	—
NXP Semiconductors NV	Call	110.00	01/20/17	75	—
NXP Semiconductors NV	Call	110.00	01/20/17	50	—
PowerShares QQQ Trust Series 1	Call	125.00	01/20/17	150	1
PowerShares QQQ Trust Series 1	Put	116.00	01/20/17	85	7
PowerShares Senior Loan Portfolio	Put	22.00	01/20/17	200	—
Qorvo Inc.	Put	45.00	02/17/17	50	6
Rite Aid Corp.	Put	5.00	01/20/17	100	1
SPDR S&P 500 ETF Trust	Call	230.00	01/20/17	45	1
SPDR S&P 500 ETF Trust	Put	223.00	01/20/17	75	17
SPDR S&P 500 ETF Trust	Put	217.00	01/20/17	70	6
United Technologies Corp.	Call	115.00	01/20/17	50	1
Utilities Select Sector SPDR Fund	Call	52.00	01/20/17	200	—
Utilities Select Sector SPDR Fund	Call	47.00	01/20/17	115	21
Western Digital Corp.	Call	80.00	04/21/17	20	4
Western Digital Corp.	Call	80.00	04/21/17	25	4
Western Digital Corp.	Put	50.00	01/20/17	75	—
Western Digital Corp.	Put	45.00	01/20/17	25	—
Western Digital Corp.	Put	50.00	01/20/17	40	—
Western Digital Corp.	Put	60.00	02/17/17	75	10
Western Digital Corp.	Put	45.00	04/21/17	65	3
					$170

OTC Purchased Options
Reference Entity	Counterparty	Put/Call	Exercise Price/Rate	Expiration	Notional1/ Contracts†	Value
Interest Rate Swaptions
3-Month LIBOR	BCL	Put	2.01%	02/21/17	3,300,000	$20
3-Month LIBOR	BCL	Put	2.19	02/21/17	1,200,000	10
3-Month LIBOR	CGM	Put	2.67	03/15/17	1,000,000	5
3-Month LIBOR	CGM	Put	2.67	03/15/17	1,500,000	8
3-Month LIBOR	CGM	Put	1.68	01/11/17	3,400,000	50
3-Month LIBOR	CGM	Put	2.27	03/15/17	3,000,000	9
						$102

Exchange Traded Written Options
Reference Entity	Put/Call	Exercise Price	Expiration	Notional1/ Contracts†	Value
Options on Securities
Caterpillar Inc.	Put	80.00	01/20/17	50	$(1)
Health Care Select Sector SPDR Fund	Put	60.00	01/20/17	110	—
Industrial Select Sector SPDR Fund	Put	56.00	01/20/17	125	(1)
iShares iBoxx USD High Yield Corporate Bond ETF	Put	82.00	01/20/17	125	(1)
iShares iBoxx USD High Yield Corporate Bond ETF	Put	82.00	01/20/17	125	(1)
iShares iBoxx USD Investment Grade Corporate Bond ETF	Put	110.00	01/20/17	125	(2)
PowerShares QQQ Trust Series 1	Put	106.00	01/20/17	85	(1)
SPDR S&P 500 ETF Trust	Put	215.00	01/20/17	75	(5)
Utilities Select Sector SPDR Fund	Call	50.00	01/20/17	115	(2)
					$(14)

OTC Written Options
Reference Entity	Counterparty	Put/Call	Exercise Price/Rate	Expiration	Notional1/ Contracts†		Value
Credit Default Swaptions
iTraxx Europe Crossover Series 26	CGM	Call	325.00%	01/18/17	EUR	2,000,000	$(35)
iTraxx Europe Crossover Series 26	CGM	Call	337.50	01/18/17	EUR	2,000,000	(47)
iTraxx Europe Crossover Series 26	JPM	Call	337.50	01/18/17	EUR	4,000,000	(93)
iTraxx Europe Crossover Series 26	JPM	Call	337.50	01/18/17	EUR	2,000,000	(47)
iTraxx Europe Crossover Series 26	JPM	Call	337.50	01/18/17	EUR	2,000,000	(47)
							$(269)

Summary of Written Options
	Number of Contracts†	Notional† EUR	Premiums
Options outstanding at December 31, 2015	620	—	36
Options written during the year	19,255	52,310,000	1,066

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

Options closed during the year	(5,865)	—	(234)
Options expired during the year	(13,075)	(40,310,000)	(760)
Options outstanding at December 31, 2016	935	12,000,000	108

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional1		Value	Unrealized Appreciation (Depreciation)
EUR/USD	CIT	01/05/17	EUR	7,495	$7,891	$57
EUR/USD	DUB	01/05/17	EUR	51,350	54,060	373
EUR/USD	JPM	02/17/17	EUR	2,232	2,355	(18)
EUR/GBP	JPM	02/17/17	GBP	(2,250)	(2,776)	(3)
GBP/USD	CIT	01/05/17	GBP	5,789	7,135	43
GBP/USD	DUB	01/05/17	GBP	2,592	3,195	20
USD/EUR	CIT	01/05/17	EUR	(7,495)	(7,891)	62
USD/EUR	DUB	01/05/17	EUR	(51,350)	(54,060)	442
USD/EUR	MSC	01/05/17	EUR	(1,104)	(1,162)	15
USD/EUR	CIT	02/03/17	EUR	(7,495)	(7,903)	(58)
USD/EUR	DUB	02/03/17	EUR	(51,350)	(54,145)	(381)
USD/EUR	BCL	02/17/17	EUR	(41)	(43)	—
USD/EUR	CIT	02/17/17	EUR	(477)	(503)	4
USD/GBP	CIT	01/05/17	GBP	(5,789)	(7,135)	93
USD/GBP	DUB	01/05/17	GBP	(2,592)	(3,195)	43
USD/GBP	GSC	01/05/17	GBP	(169)	(208)	7
USD/GBP	CIT	02/03/17	GBP	(5,789)	(7,141)	(44)
USD/GBP	DUB	02/03/17	GBP	(2,592)	(3,197)	(21)
USD/GBP	JPM	02/17/17	GBP	(2,378)	(2,935)	18
					$(77,658)	$652

OTC Credit Default Swap Agreements
Reference Entity	Counterparty	Implied Credit Spread4	Fixed Receive/ Pay Rate7	Expiration	Notional1,6	Value5	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit default swap agreements - purchase protection2
21st Century Fox America Inc., 3.70%, 09/15/24	JPM	N/A	1.00%	06/20/21	$1,600	$(36)	$(45)	$9
Abbott Laboratories, 4.13%, 05/27/20	JPM	N/A	1.00%	12/20/18	1,620	(25)	(57)	32
Ally Financial Inc., 7.50%, 09/15/20	GSC	N/A	5.00%	12/20/21	400	(49)	(39)	(10)
Ally Financial Inc., 7.50%, 09/15/20	GSC	N/A	5.00%	12/20/21	500	(61)	(55)	(6)
American Express Co., 7.00%, 03/19/18	CGM	N/A	1.00%	06/20/21	1,600	(46)	(40)	(6)
American Express Co., 7.00%, 03/19/18	CGM	N/A	1.00%	06/20/21	1,580	(46)	(43)	(3)
American Express Co., 7.00%, 03/19/18	CGM	N/A	1.00%	06/20/21	1,320	(39)	(37)	(2)
American International Group Inc., 6.25%, 05/01/36	CGM	N/A	1.00%	06/20/21	1,490	(18)	(22)	4
American International Group Inc., 6.25%, 05/01/36	JPM	N/A	1.00%	06/20/21	1,410	(17)	(19)	2
AT&T Inc., 1.60%, 02/15/17	GSC	N/A	1.00%	03/20/20	1,875	(26)	(31)	5
AT&T Inc., 1.60%, 02/15/17	CSI	N/A	1.00%	12/20/20	885	(10)	8	(18)
Banco Comercial Portugues SA, 3.34%, 02/27/17	BNP	N/A	5.00%	12/20/20	107	8	(2)	10
Bank of America Corp., 5.65%, 05/01/18	GSC	N/A	1.00%	06/20/21	1,315	(18)	2	(20)
Bank of America Corp., 5.65%, 05/01/18	GSC	N/A	1.00%	06/20/21	1,085	(15)	2	(17)
Bank of America Corp., 5.65%, 05/01/18	GSC	N/A	1.00%	06/20/21	1,600	(22)	3	(25)
Barclays Bank Plc, 1.50%, 04/04/17	CIT	N/A	1.00%	12/20/21	2,326	(22)	12	(34)
Best Buy Co. Inc., 5.50%, 03/15/21	BNP	N/A	5.00%	12/20/21	455	(75)	(69)	(6)
BNP Paribas SA, 2.61%, 04/13/17	JPM	N/A	1.00%	12/20/21	386	(3)	(6)	3
Boston Scientific Corp., 2.65%, 10/01/18	JPM	N/A	1.00%	06/20/20	1,250	(32)	(31)	(1)
Cable & Wireless International Finance NV., 8.63%, 03/25/19	GSC	N/A	5.00%	06/20/21	211	(31)	(26)	(5)
Cardinal Health Inc., 1.90%, 06/15/17	BCL	N/A	1.00%	12/20/18	1,620	(28)	(49)	21
Caterpillar Inc., 1.50%, 06/26/17	MSC	N/A	1.00%	12/20/21	1,000	(19)	(14)	(5)
Caterpillar Inc., 3.90%, 05/27/21	CIT	N/A	1.00%	12/20/21	275	(5)	(3)	(2)
Caterpillar Inc., 3.90%, 05/27/21	GSC	N/A	1.00%	12/20/21	550	(11)	(7)	(4)
Caterpillar Inc., 3.90%, 05/27/21	GSC	N/A	1.00%	12/20/21	1,500	(29)	(26)	(3)
Caterpillar Inc., 3.90%, 05/27/21	JPM	N/A	1.00%	12/20/21	1,500	(29)	(26)	(3)
Citigroup Inc., 6.13%, 05/15/18	GSC	N/A	1.00%	06/20/21	1,600	(22)	1	(23)
Citigroup Inc., 6.13%, 05/15/18	JPM	N/A	1.00%	06/20/21	1,315	(18)	3	(21)
Citigroup Inc., 6.13%, 05/15/18	JPM	N/A	1.00%	06/20/21	1,085	(14)	3	(17)
Clariant AG, 3.13%, 06/09/17	BNP	N/A	1.00%	12/20/21	263	(1)	(1)	—
Credit Suisse Group AG, 5.00%, 07/29/19	JPM	N/A	1.00%	12/20/21	316	3	7	(4)
Dell Inc., 7.10%, 04/15/28	GSC	N/A	1.00%	12/20/18	250	(2)	5	(7)
Dow Chemical Co., 7.38%, 11/01/29	JPM	N/A	1.00%	09/20/18	730	(11)	(4)	(7)
Duke Energy Carolinas LLC, 6.10%, 06/01/37	BOA	N/A	1.00%	06/20/21	2,090	(77)	(89)	12
Ephios Bondco Plc, 8.25%, 07/01/23	JPM	N/A	5.00%	12/20/21	211	(18)	(15)	(3)
Goldman Sachs Group Inc., 5.95%, 01/18/18	BOA	N/A	1.00%	06/20/21	1,525	(12)	9	(21)
Goldman Sachs Group Inc., 5.95%, 01/18/18	BOA	N/A	1.00%	06/20/21	1,600	(12)	13	(25)
Goldman Sachs Group Inc., 5.95%, 01/18/18	CGM	N/A	1.00%	06/20/21	875	(7)	9	(16)
Home Depot Inc., 5.88%, 12/16/36	JPM	N/A	1.00%	06/20/21	1,250	(43)	(47)	4
HP Inc., 4.65%, 12/09/21	GSC	N/A	1.00%	06/20/21	500	(2)	24	(26)
HP Inc., 4.65%, 12/09/21	CIT	N/A	1.00%	12/20/21	850	3	10	(7)
Humana Inc., 6.30%, 08/01/18	BNP	N/A	1.00%	12/20/21	455	(13)	(13)	—
Iberdrola International BV, 2.88%, 11/11/20	JPM	N/A	1.00%	12/20/21	368	(5)	(5)	—

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

OTC Credit Default Swap Agreements (continued)
Reference Entity	Counterparty	Implied Credit Spread4	Fixed Receive/ Pay Rate7	Expiration	Notional1,6	Value5	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
International Business Machines Corp., 5.70%, 09/14/17	GSC	N/A	1.00%	12/20/18	1,620	(28)	(49)	21
iTraxx Europe Senior Series 19	CGM	N/A	1.00%	06/20/18	2,947	(27)	(35)	8
iTraxx Europe Senior Series 20	BCL	N/A	1.00%	12/20/18	1,189	(13)	(7)	(6)
iTraxx Europe Senior Series 20	CGM	N/A	1.00%	12/20/18	2,105	(24)	(28)	4
iTraxx Europe Senior Series 20	CGM	N/A	1.00%	12/20/18	2,537	(29)	(15)	(14)
iTraxx Europe Series 9	CIT	N/A	5.00%	06/20/18	1,916	(129)	254	(383)
ITV Plc, 2.13%, 09/21/22	BNP	N/A	5.00%	12/20/21	71	(13)	(15)	2
ITV Plc, 2.13%, 09/21/22	JPM	N/A	5.00%	12/20/21	245	(44)	(53)	9
JPMorgan Chase & Co., 6.00%, 01/15/18	BOA	N/A	1.00%	06/20/21	400	(7)	(5)	(2)
JPMorgan Chase & Co., 6.00%, 01/15/18	GSC	N/A	1.00%	06/20/21	2,995	(55)	(35)	(20)
JPMorgan Chase & Co., 6.00%, 01/15/18	BOA	N/A	1.00%	12/20/21	1,000	(18)	(18)	—
Ladbrokes Plc, 7.63%, 03/05/17	JPM	N/A	1.00%	12/20/21	84	8	10	(2)
Lanxess AG, 4.13%, 05/23/18	BNP	N/A	1.00%	12/20/21	640	(10)	(13)	3
Lanxess AG, 4.13%, 05/23/18	CGM	N/A	1.00%	12/20/21	560	(9)	(11)	2
Loews Corp., 6.00%, 02/01/35	CGM	N/A	1.00%	06/20/21	1,600	(51)	(50)	(1)
Louis Dreyfus Commodities BV, 4.00%, 12/04/20	GSC	N/A	5.00%	12/20/21	291	(22)	(21)	(1)
Lowe's Cos. Inc., 4.63%, 04/15/20	JPM	N/A	1.00%	06/20/21	1,250	(43)	(48)	5
Macquarie Bank Ltd, 6.00%, 09/21/20	DUB	N/A	1.00%	12/20/21	300	8	8	—
Marks & Spencer Plc, 6.13%, 12/02/19	BCL	N/A	1.00%	12/20/21	653	16	15	1
Marks & Spencer Plc, 6.13%, 12/02/19	BOA	N/A	1.00%	12/20/21	597	15	13	2
Marriott International Inc., 3.00%, 03/01/19	GSC	N/A	1.00%	06/20/21	615	(14)	(9)	(5)
Marriott International Inc., 3.00%, 03/01/19	GSC	N/A	1.00%	06/20/21	635	(15)	(10)	(5)
Melia Hotels International SA, 4.30%, 11/14/08	JPM	N/A	5.00%	12/20/21	411	(80)	(81)	1
Microsoft Corp., 4.50%, 10/01/40	CSI	N/A	1.00%	12/20/18	1,279	(23)	(38)	15
Microsoft Corp., 4.50%, 10/01/40	GSC	N/A	1.00%	12/20/18	341	(6)	(10)	4
Monitchem Holding Co., 5.25%, 06/15/21	JPM	N/A	5.00%	12/20/21	368	(26)	(8)	(18)
Morgan Stanley, 3.75%, 02/25/23	JPM	N/A	1.00%	06/20/21	2,400	(21)	25	(46)
Morgan Stanley, 3.75%, 02/25/23	JPM	N/A	1.00%	06/20/21	1,600	(15)	10	(25)
Navient Corp., 5.50%, 01/25/23	CGM	N/A	5.00%	09/20/20	200	(16)	3	(19)
Navient LLC, 6.25%, 01/25/16	JPM	N/A	1.00%	12/20/19	100	3	7	(4)
New Look Senior Issuer Plc, 8.00%, 07/01/23	JPM	N/A	5.00%	12/20/21	1,179	107	131	(24)
Obrigacoes do Tesouro, 4.95%, 10/25/23	BNP	N/A	1.00%	09/20/19	725	17	22	(5)
Omnicom Group Inc., 4.45%, 08/15/20	JPM	N/A	1.00%	06/20/21	889	(28)	(26)	(2)
People's Republic of China, 7.50%, 10/28/27	GSC	N/A	1.00%	12/20/21	1,000	8	3	5
People's Republic of China, 7.50%, 10/28/27	JPM	N/A	1.00%	12/20/21	1,700	14	7	7
Prudential Financial Inc., 6.10%, 06/15/17	CGM	N/A	1.00%	06/20/21	1,000	(11)	15	(26)
Republic of Colombia, 10.38%, 01/28/33	JPM	N/A	1.00%	06/20/21	200	4	11	(7)
Republic of France, 4.25%, 04/25/19	BCL	N/A	0.25%	06/20/18	1,275	(3)	23	(26)
Republic of France, 4.25%, 04/25/19	JPM	N/A	0.25%	06/20/18	865	(1)	14	(15)
Republic of South Africa, 5.50%, 03/09/20	BCL	N/A	1.00%	12/20/21	35	2	3	(1)
Republic of South Africa, 5.50%, 03/09/20	BNP	N/A	1.00%	12/20/21	1,505	78	116	(38)
Republic of South Africa, 5.50%, 03/09/20	CGM	N/A	1.00%	12/20/21	180	10	14	(4)
Sony Corp., 1.57%, 06/19/15	JPM	N/A	1.00%	03/20/19	1,219	(23)	91	(114)
Southwest Airlines Co., 5.13%, 03/01/17	CSI	N/A	1.00%	12/20/19	580	(12)	(10)	(2)
Sprint Communications, 8.38%, 08/15/17	GSC	N/A	5.00%	12/20/20	400	(31)	136	(167)
Standard Chartered Plc, 5.88%, 09/26/17	JPM	N/A	1.00%	12/20/21	326	20	24	(4)
Staples Inc., 2.75%, 01/12/18	JPM	N/A	1.00%	06/20/21	1,062	31	65	(34)
Statoil ASA, 2.00%, 09/10/20	BNP	N/A	1.00%	12/20/21	211	(6)	(5)	(1)
STMicroelectronics NV, 0.00%, 07/03/19	BOA	N/A	1.00%	12/20/21	467	(2)	—	(2)
Stretford, 6.25%, 07/15/21	CGM	N/A	5.00%	12/20/21	105	(3)	3	(6)
Target Corp., 5.38%, 05/01/17	GSC	N/A	1.00%	06/20/21	670	(18)	(19)	1
Target Corp., 5.38%, 05/01/17	GSC	N/A	1.00%	06/20/21	1,550	(44)	(48)	4
Target Corp., 5.38%, 05/01/17	GSC	N/A	1.00%	06/20/21	680	(20)	(21)	1
Target Corp., 5.38%, 05/01/17	JPM	N/A	1.00%	06/20/21	1,250	(35)	(45)	10
Techem, 6.13%, 10/01/19	CSI	N/A	5.00%	12/20/21	263	(46)	(49)	3
Textron Inc., 5.60%, 12/01/17	JPM	N/A	1.00%	09/20/20	700	(9)	(4)	(5)
The Raytheon Co., 7.20%, 08/15/27	GSC	N/A	1.00%	03/20/20	967	(27)	(39)	12
The Raytheon Co., 7.20%, 08/15/27	GSC	N/A	1.00%	03/20/20	970	(27)	(39)	12
The Walt Disney Co., 2.55%, 02/15/22	JPM	N/A	1.00%	06/20/21	1,600	(52)	(57)	5
Time Warner Inc., 2.10%, 06/01/19	JPM	N/A	1.00%	06/20/21	2,850	(74)	(39)	(35)
Twinkle Pizza Holdings, 8.63%, 08/01/22	CSI	N/A	5.00%	12/20/21	411	9	36	(27)
United Mexican States, 5.95%, 03/19/19	CSI	N/A	1.00%	06/20/21	350	6	10	(4)
VF Corp., 5.95%, 11/01/17	BNP	N/A	1.00%	12/20/20	285	(5)	(6)	1
Viacom Inc., 6.88%, 04/30/36	BOA	N/A	1.00%	06/20/21	665	6	40	(34)
Wells Fargo & Co., 5.63%, 12/11/17	GSC	N/A	1.00%	06/20/21	1,200	(27)	(22)	(5)
Western Union Co., 3.65%, 08/22/18	JPM	N/A	1.00%	12/20/21	425	2	2	—
XLIT Ltd, 6.25%, 05/15/27	JPM	N/A	1.00%	06/20/21	1,250	(29)	(34)	5
					$106,701	$(1,862)	$(621)	$(1,241)

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

OTC Credit Default Swap Agreements (continued)
Reference Entity	Counterparty	Implied Credit Spread4	Fixed Receive/ Pay Rate7	Expiration	Notional1,6	Value5	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit default swap agreements - sell protection3
Anadarko Petroleum Corp., 6.95%, 06/15/19	JPM	1.34%	1.00%	12/20/21	$(530)	$(9)	$(20)	$11
Anadarko Petroleum Corp., 6.95%, 06/15/19	JPM	1.34%	1.00%	12/20/21	(470)	(7)	(18)	11
Apache Corp., 7.00%, 02/01/18	JPM	1.05%	1.00%	12/20/21	(470)	(1)	(8)	7
Canadian Natural Resources Ltd., 3.45%, 11/15/21	JPM	1.34%	1.00%	12/20/21	(530)	(8)	(20)	12
CNH Industrial Finance Europe SA, 6.25%, 03/09/18	CGM	0.94%	5.00%	03/20/19	(189)	17	38	(21)
CNH Industrial Finance Europe SA, 6.25%, 03/09/18	CGM	0.94%	5.00%	03/20/19	(189)	17	39	(22)
CNH Industrial Finance Europe SA, 6.25%, 03/09/18	CGM	1.47%	5.00%	06/20/20	(211)	26	35	(9)
ConocoPhillips Co., 5.90%, 10/15/32	JPM	0.97%	1.00%	12/20/21	(470)	1	(7)	8
Credit Suisse Group AG, 5.00%, 07/29/19	CGM	1.12%	1.00%	06/20/21	(1,905)	(9)	(33)	24
Dell Inc., 7.10%, 04/15/28	GSC	2.61%	1.00%	12/20/21	(400)	(29)	(40)	11
Dell Inc., 7.10%, 04/15/28	JPM	2.61%	1.00%	12/20/21	(800)	(58)	(85)	27
Deutsche Bank, 5.13%, 08/31/17	BCL	1.58%	1.00%	06/20/21	(211)	(5)	(10)	5
Deutsche Bank, 5.13%, 08/31/17	BCL	1.58%	1.00%	06/20/21	(421)	(10)	(21)	11
Deutsche Bank, 5.13%, 08/31/17	BCL	1.65%	1.00%	12/20/21	(211)	(6)	(11)	5
Deutsche Bank, 5.13%, 08/31/17	BNP	1.65%	1.00%	12/20/21	(122)	(4)	(6)	2
Deutsche Bank, 5.13%, 08/31/17	BNP	1.58%	1.00%	06/20/21	(421)	(11)	(23)	12
Deutsche Bank, 5.13%, 08/31/17	BNP	1.58%	1.00%	06/20/21	(296)	(8)	(16)	8
Deutsche Bank, 5.13%, 08/31/17	CSI	1.58%	1.00%	06/20/21	(1,121)	(28)	(59)	31
Deutsche Bank, 5.13%, 08/31/17	JPM	1.65%	1.00%	12/20/21	(196)	(6)	(9)	3
Deutsche Bank, 5.13%, 08/31/17	JPM	1.58%	1.00%	06/20/21	(478)	(12)	(26)	14
Deutsche Bank, 5.13%, 08/31/17	JPM	1.65%	1.00%	12/20/21	(156)	(5)	(7)	2
Devon Energy Corp., 7.95%, 04/15/32	BCL	1.40%	1.00%	12/20/21	(463)	(9)	(18)	9
Devon Energy Corp., 7.95%, 04/15/32	JPM	1.40%	1.00%	12/20/21	(530)	(10)	(22)	12
Federative Republic of Brazil, 4.25%, 01/07/25	CGM	2.51%	1.00%	06/20/21	(200)	(13)	(14)	1
Hertz Corp., 5.88%, 10/15/20	GSC	5.75%	5.00%	12/20/21	(800)	(23)	46	(69)
Hertz Corp., 5.88%, 10/15/20	JPM	5.75%	5.00%	12/20/21	(800)	(23)	45	(68)
International Business Machines Corp., 5.70%, 09/14/17	CSI	0.41%	1.00%	06/20/21	(975)	25	21	4
International Business Machines Corp., 5.70%, 09/14/17	CSI	0.41%	1.00%	06/20/21	(1,220)	32	26	6
International Business Machines Corp., 5.70%, 09/14/17	GSC	0.41%	1.00%	06/20/21	(975)	25	21	4
International Business Machines Corp., 5.70%, 09/14/17	JPM	0.41%	1.00%	06/20/21	(930)	24	23	1
iTraxx Europe Subordinated Series 19	CGM	N/A	5.00%	06/20/18	(2,105)	128	189	(61)
iTraxx Europe Subordinated Series 20	BCL	N/A	5.00%	12/20/18	(947)	75	211	(136)
iTraxx Europe Subordinated Series 20	CGM	N/A	5.00%	12/20/18	(1,358)	107	299	(192)
iTraxx Europe Subordinated Series 20	CGM	N/A	5.00%	12/20/18	(1,684)	134	182	(48)
iTraxx Europe Subordinated Series 20	DUB	N/A	5.00%	12/20/18	(674)	53	149	(96)
NRG Energy Inc., 6.25%, 07/15/22	JPM	3.74%	5.00%	12/20/21	(400)	23	12	11
Republic of France, 4.25%, 04/25/19	BCL	0.45%	0.25%	06/20/23	(780)	(9)	(61)	52
Republic of France, 4.25%, 04/25/19	CIT	0.45%	0.25%	06/20/23	(530)	(7)	(44)	37
Scandinavian Airlines	GSC	6.78%	5.00%	06/20/19	(463)	(17)	(40)	23
Scandinavian Airlines	GSC	5.49%	5.00%	12/20/17	(126)	—	(4)	4
Telecom Italia SpA, 5.38%, 01/29/19	BNP	2.16%	1.00%	06/20/21	(411)	(20)	(19)	(1)
Telecom Italia SpA, 5.38%, 01/29/19	BNP	2.16%	1.00%	06/20/21	(421)	(21)	(18)	(3)
Telecom Italia SpA, 5.38%, 01/29/19	CGM	2.16%	1.00%	06/20/21	(189)	(9)	(11)	2
UniCredit SpA, 0.65%, 04/10/17	BCL	1.64%	1.00%	06/20/21	(421)	(12)	(14)	2
UniCredit SpA, 0.65%, 04/10/17	BCL	1.64%	1.00%	06/20/21	(211)	(6)	(7)	1
UniCredit SpA, 0.65%, 04/10/17	BNP	1.74%	1.00%	12/20/21	(273)	(10)	(12)	2
UniCredit SpA, 0.65%, 04/10/17	CGM	1.64%	1.00%	06/20/21	(421)	(11)	(25)	14
UniCredit SpA, 0.65%, 04/10/17	CGM	1.64%	1.00%	06/20/21	(947)	(26)	(53)	27
UniCredit SpA, 0.65%, 04/10/17	CGM	1.64%	1.00%	06/20/21	(316)	(8)	(10)	2
UniCredit SpA, 0.65%, 04/10/17	CGM	1.64%	1.00%	06/20/21	(526)	(14)	(29)	15
UniCredit SpA, 0.65%, 04/10/17	JPM	1.74%	1.00%	12/20/21	(421)	(14)	(22)	8
					$(30,314)	$209	$494	$(285)

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

OTC Contracts for Difference

Reference Entity	Counterparty	Financing Fee	Expiration	Contracts† Long (Short)	Notional[1]		Unrealized Appreciation (Depreciation)

Anglo American Plc	BOA	1-Month GBP LIBOR -0.25%	TBD	(12)	GBP	(137)	$(1)
APERAM	BOA	Euro Interbank Offered Rate -0.28%	TBD	(13)	EUR	(598)	22
ArcelorMittal	BOA	Euro Interbank Offered Rate -0.28%	TBD	(44)	EUR	(325)	20
Deutsche Bank AG	BOA	Euro Interbank Offered Rate -0.28%	TBD	(13)	EUR	(241)	13
Eurobank Ergasias SA	BOA	Euro Interbank Offered Rate +1.00%	TBD	231	EUR	148	1
Hellenic Telecommunications Organization SA	BOA	Euro Interbank Offered Rate +1.00%	TBD	52	EUR	455	11
National Bank of Greece	BOA	Euro Interbank Offered Rate +1.00%	TBD	913	EUR	213	14
Tullow Oil Plc	BOA	1-Month GBP LIBOR -0.50%	TBD	(64)	GBP	(201)	—
							$80

OTC Total Return Swap Agreements
Reference Entity	Counterparty	Rate Paid/Received by Fund	Expiration	Notional[1]	Unrealized Appreciation (Depreciation)
Total return swap agreements - paying return
COMMON STOCKS
Mallinckrodt Plc	BNP	3-Month LIBOR -0.60%	11/16/17	(50)	$10
Alere Inc.	BOA	3-Month LIBOR -0.30%	12/07/17	(15)	(1)
Caterpillar Inc.	BOA	3-Month LIBOR -0.30%	09/13/17	(130)	5
Caterpillar Inc.	BOA	3-Month LIBOR -0.30%	09/26/17	(165)	(21)
Herc Holdings Inc.	BOA	3-Month LIBOR -0.30%	07/01/17	(15)	(3)
Micron Technology Inc.	BOA	3-Month LIBOR -0.30%	10/11/17	(96)	(30)
Western Digital Corp.	BOA	3-Month LIBOR -0.30%	12/29/17	(136)	—
Ally Financial Inc.	CIT	1-Month LIBOR -0.35%	12/21/17	(99)	3
INVESTMENT COMPANIES
iShares iBoxx USD High Yield Corporate Bond ETF	BNP	1-Month LIBOR -1.75%	12/14/17	(412)	(4)
iShares iBoxx USD Investment Grade Corporate Bond ETF	BNP	1-Month LIBOR	09/13/17	(582)	(7)
iShares iBoxx USD Investment Grade Corporate Bond ETF	BNP	1-Month LIBOR +0.25%	11/17/17	(758)	(8)
Industrial Select Sector SPDR Fund	BOA	3-Month LIBOR -0.30%	09/14/17	(252)	2
iShares iBoxx USD High Yield Corporate Bond ETF	BOA	1-Month LIBOR -2.50%	02/05/17	(315)	(4)
iShares iBoxx USD High Yield Corporate Bond ETF	BOA	1-Month LIBOR -2.50%	05/06/17	(259)	(3)
iShares iBoxx USD High Yield Corporate Bond ETF	BOA	1-Month LIBOR -1.75%	10/27/17	(710)	(8)
iShares iBoxx USD High Yield Corporate Bond ETF	BOA	1-Month LIBOR -2.50%	06/16/17	(424)	(14)
Health Care Select Sector SPDR Fund	CIT	1-Month LIBOR +0.05%	12/07/17	(201)	(6)
iShares iBoxx USD High Yield Corporate Bond ETF	CIT	1-Month LIBOR -1.55%	11/10/17	(421)	(15)
iShares iBoxx USD High Yield Corporate Bond ETF	CIT	1-Month LIBOR -1.65%	11/17/17	(1,353)	(43)
iShares iBoxx USD High Yield Corporate Bond ETF	CIT	1-Month LIBOR -0.80%	06/14/17	(1,332)	(26)
iShares Russell 2000 ETF	CIT	1-Month LIBOR -0.60%	11/16/17	(324)	(15)
iShares Russell 2000 ETF	CIT	1-Month LIBOR -0.50%	12/02/17	(491)	(17)
iShares Russell 2000 ETF	CIT	1-Month LIBOR -0.60%	11/17/17	(150)	(6)
iShares US Preferred Stock ETF	CIT	1-Month LIBOR -0.45%	11/17/17	(654)	(4)
					$(215)

1Notional amount is stated in USD unless otherwise noted.

2If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the referenced obligation agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

3If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the referenced obligation and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the reference obligation or underlying securities comprising the referenced index.

4Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues and sovereign issues serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the applicable agreement.

5The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

6The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs is limited to the total notional amount which is defined under the terms of each swap agreement.

7If the Fund is a buyer of protection, the Fund pays the fixed rate. If the Fund is a seller of protection, the Fund receives the fixed rate.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
JNL/DFA U.S. Micro Cap Fund *
COMMON STOCKS 99.3%
Consumer Discretionary 14.5%
Caleres Inc.	7	$235
Chico's FAS Inc.	17	245
Childrens Place Retail Stores Inc.	3	276
EW Scripps Co. - Class A (a)	13	248
Other Securities		15,468
		16,472
Consumer Staples 3.0%
Central Garden & Pet Co. - Class A (a)	7	216
WD-40 Co.	2	221
Other Securities		2,909
		3,346
Energy 3.8%
Forum Energy Technologies Inc. (a)	12	259
McDermott International Inc. (a)	31	232
Oil States International Inc. (a)	7	268
Synergy Resources Corp. (a) (b)	25	225
Other Securities		3,307
		4,291
Financials 25.5%
Astoria Financial Corp.	13	243
BancFirst Corp.	2	223
BofI Holding Inc. (a) (b)	8	233
Boston Private Financial Holdings Inc.	15	245
Columbia Banking System Inc.	5	232
Community Bank System Inc.	4	270
FBL Financial Group Inc. - Class A	3	218
First Busey Corp.	7	230
First Midwest Bancorp Inc.	10	243
Heartland Financial USA Inc.	5	217
Horace Mann Educators Corp.	5	226
LegacyTexas Financial Group Inc.	6	251
Navigators Group Inc.	2	231
NBT Bancorp Inc.	6	249
Northwest Bancshares Inc.	13	234
Simmons First National Corp. - Class A	4	219
Stewart Information Services Corp.	5	239
Union Bankshares Corp.	6	217
United Community Banks Inc.	9	276
WesBanco Inc.	5	217
Other Securities		24,217
		28,930
Health Care 9.2%
Cambrex Corp. (a)	4	216
ICU Medical Inc. (a)	2	259
Select Medical Holdings Corp. (a)	17	229
	Shares/Par†	Value
Other Securities		9,728
		10,432
Industrials 19.9%
AAON Inc.	7	228
Apogee Enterprises Inc.	4	222
AZZ Inc.	4	267
G&K Services Inc. - Class A	3	251
Insperity Inc.	3	244
John Bean Technologies Corp.	4	313
MRC Global Inc. (a)	12	251
SkyWest Inc.	6	225
Trex Co. Inc. (a)	4	267
Other Securities		20,267
		22,535
Information Technology 13.3%
Advanced Energy Industries Inc. (a)	4	233
CSG Systems International Inc.	5	239
Other Securities		14,600
		15,072
Materials 5.4%
Headwaters Inc. (a)	10	238
Innospec Inc.	3	224
Stepan Co.	3	223
Other Securities		5,403
		6,088
Real Estate 1.0%
Other Securities		1,084
Telecommunication Services 1.6%
Other Securities		1,828
Utilities 2.1%
MGE Energy Inc.	4	230
Other Securities		2,209
		2,439
Total Common Stocks (cost $87,994)		112,517
SHORT TERM INVESTMENTS 4.0%
Investment Companies 0.6%
JNL Money Market Fund, 0.34% (c) (d)	661	661
Securities Lending Collateral 3.4%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.39% (d)	3,858	3,858
Total Short Term Investments (cost $4,519)		4,519
Total Investments 103.3% (cost $92,513)		117,036
Other Assets and Liabilities, Net (3.3)%		(3,718)
Total Net Assets 100.0%		$113,318

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2016.

Restricted Securities

	Initial Acquisition	Cost	Ending Value	Percent of Net Assets
Ferroglobe Rep and Warranty Insurance Trust	11/21/16	$—	$—	—%
		$—	$—	—%

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
JNL/DoubleLine Total Return Fund *
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 39.7%
Adjustable Rate Mortgage Trust
Series 2005-6A21-4, REMIC, 3.24%, 08/25/35 (a)	9,640	8,789
Alternative Loan Trust
Series 2005-A2-23CB, REMIC, 5.50%, 07/25/35	5,624	5,288
Series 2006-A16-19CB, REMIC, 6.00%, 08/25/36	3,659	3,181
Series 2006-1A7-23CB, REMIC, 6.00%, 08/25/36	3,593	3,362
Banc of America Alternative Loan Trust
Series 2006-1CB1-1, REMIC, 6.00%, 02/25/36	15,536	14,943
Series 2006-5CB1-4, REMIC, 6.50%, 05/25/36	9,420	8,731
Banc of America Funding Trust
Series 2005-2A1-5, REMIC, 5.50%, 09/25/35	4,900	5,097
Bear Stearns Commercial Mortgage Securities Trust
Series 2006-AJ-PW13, REMIC, 5.61%, 09/11/41 (a)	211	211
Carlyle Global Market Strategies CLO Ltd.
Series 2015-A1A-5A, 2.43%, 01/20/28 (a) (b)	5,000	5,013
Series 2015-A2A-5A, 3.13%, 01/20/28 (a) (b)	2,000	2,006
Series 2015-B2-5A, 4.13%, 01/20/28 (a) (b)	1,000	1,010
Chase Mortgage Finance Trust
Series 2006-2A1-S2, REMIC, 6.00%, 10/25/36	13,327	11,305
CHL Mortgage Pass-Through Trust
Series 2006-1A35-20, REMIC, 6.00%, 02/25/37	5,498	4,857
Series 2007-1A5-8, REMIC, 5.44%, 01/25/38	5,008	4,007
CIM Trust
Series 2016-B2-1RR, REMIC, 11.55%, 07/26/55 (a) (b)	25,000	21,848
Series 2016-B2-3RR, REMIC, 11.02%, 02/27/56 (a) (b)	25,000	21,866
Series 2016-B2-2RR, REMIC, 11.56%, 02/27/56 (a) (b)	25,000	21,864
Citigroup Commercial Mortgage Trust
Series 2007-AM-C6, REMIC, 5.71%, 06/10/17 (a)	2,149	2,180
Series 2014-A4-GC25, REMIC, 3.64%, 09/10/24	1,766	1,826
Interest Only, Series 2014-XA-GC21, REMIC, 1.28%, 05/10/47 (a)	35,370	2,390
Interest Only, Series 2016-XA-GC36, REMIC, 1.35%, 02/10/49 (a)	21,997	1,915
Interest Only, Series 2016-XA-P3, REMIC, 1.72%, 04/15/49 (a)	18,407	2,029
Citigroup Mortgage Loan Trust
Series 2009-3A2-12, REMIC, 6.00%, 05/25/37 (a) (b)	5,069	4,836
COMM Mortgage Trust
Series 2007-AJFL-C9, REMIC, 1.35%, 07/10/17 (a) (b)	3,262	3,183
Interest Only, Series 2016-XA-DC2, REMIC, 1.08%, 10/10/25 (a)	20,061	1,384
Series 2016-C-CR28, REMIC, 4.65%, 12/10/25 (a)	2,274	2,186
Series 2016-C-DC2, REMIC, 4.64%, 02/10/26 (a)	1,340	1,259
Interest Only, Series 2014-XA-CR17, REMIC, 1.16%, 05/10/47 (a)	37,952	2,051
Interest Only, Series 2015-XA-CR26, REMIC, 1.06%, 10/10/48 (a)	30,674	1,968
Commercial Mortgage Loan Trust
Interest Only, Series 2013-XA-CR12, REMIC, 1.36%, 10/10/46 (a)	38,481	2,377
Commercial Mortgage Pass-Through Certificates
Series 2014-C-CR19, REMIC, 4.72%, 08/10/24 (a)	1,500	1,483
Interest Only, Series 2015-XA-DC1, REMIC, 1.17%, 02/10/48 (a)	29,675	1,858
Commercial Mortgage Trust
Series 2014-A4-UBS3, REMIC, 3.82%, 05/10/24	1,766	1,841
Series 2014-A4-CR20, REMIC, 3.59%, 10/10/24	1,766	1,823
Series 2015-AM-CR23, REMIC, 3.80%, 04/10/25	3,000	3,052
Commonbond Student Loan Trust
Series 2016-A1-B, 2.73%, 10/25/40 (b)	8,731	8,580
Credit Suisse Commercial Mortgage Trust
Series 2007-A1AM-C4, REMIC, 5.93%, 07/15/17 (a)	4,500	4,579
Credit Suisse First Boston Mortgage Securities Corp.
Series 2005-3A2-9, REMIC, 6.00%, 10/25/35	7,112	4,595
	Shares/Par†	Value
Series 2005-7A1-11, REMIC, 6.00%, 12/25/35	11,249	9,299
Credit Suisse Mortgage Capital Certificates
Series 2007-A4-C5, REMIC, 5.69%, 07/15/17 (a)	1,478	1,499
Series 2006-2A3-2, REMIC, 6.00%, 03/25/36	6,724	5,514
CSMC Trust
Series 2016-A1-PR1, REMIC, 5.50%, 05/25/19 (b) (c)	9,126	8,911
Series 2014-1A1-WIN1, REMIC, 3.00%, 03/25/29 (a) (b)	9,214	9,268
Series 2011-6A9-5R, REMIC, 3.15%, 11/27/37 (a) (b)	15,500	14,509
Series 2015-A1-PR2, REMIC, 4.25%, 07/26/55 (a) (b)	12,591	12,678
CSMLT Trust
Series 2015-1A2-3, REMIC, 3.50%, 08/25/34 (a) (b)	6,443	6,566
Series 2015-A9-1, REMIC, 3.50%, 06/25/36 (a) (b)	15,781	15,908
DB Master Finance LLC
Series 2015-A2I-1A, 3.26%, 02/20/19 (b)	9,825	9,838
Deutsche Alt-A Securities Mortgage Loan Trust
Series 2007-2A1-2, REMIC, 1.06%, 09/25/47 (a)	30,086	24,539
First Horizon Alternative Mortgage Securities Trust
Series 2006-1A2-FA2, REMIC, 6.00%, 05/25/36	5,968	4,733
First Horizon Asset Securities Inc.
Series 2007-A1-5, REMIC, 6.25%, 11/25/37	8,170	6,719
GS Mortgage Securities Corp. II
Series 2007-A4-GG10, REMIC, 5.79%, 05/10/17 (a)	1,692	1,703
GS Mortgage Securities Trust
Series 2016-A-ICE2, 2.63%, 02/15/18 (a) (b)	2,238	2,258
Series 2014-A5-GC26, REMIC, 3.63%, 11/13/24	1,500	1,553
Interest Only, Series 2015-XA-GC34, REMIC, 1.37%, 10/10/25 (a)	24,823	2,138
Interest Only, Series 2014-XA-GC20, REMIC, 1.16%, 04/10/47 (a)	21,649	1,217
Interest Only, Series 2014-XA-GC24, REMIC, 0.86%, 09/10/47 (a)	48,714	2,228
Interest Only, Series 2015-XA-GS1, REMIC, 0.84%, 11/10/48 (a)	34,775	1,953
Interest Only, Series 2016-XA-GS3, 1.28%, 10/10/49 (a)	32,687	2,906
HERO Funding Trust
Series 2016-A2-4A, 4.29%, 09/20/37 (b)	10,000	10,042
JPMBB Commercial Mortgage Securities Trust
Series 2014-C-C21, REMIC, 4.66%, 07/15/24 (a)	2,000	1,991
Series 2014-A4-C26, REMIC, 3.49%, 12/15/24	950	974
Series 2015-C-C32, REMIC, 4.67%, 10/15/25 (a)	2,370	2,159
Series 2015-C-C33, REMIC, 4.62%, 11/15/25 (a)	2,224	2,201
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2016-E-WIKI, REMIC, 4.01%, 10/05/21 (a) (b)	3,075	2,967
Series 2016-B-ASH, 2.85%, 10/15/22 (a) (b)	1,947	1,949
Series 2016-C-ASH, 3.54%, 10/15/22 (a) (b)	1,099	1,100
Series 2006-AM-LDP9, REMIC, 5.37%, 05/15/47	1,856	1,855
Series 2007-AM-LD12, REMIC, 6.04%, 02/15/51 (a)	1,160	1,187
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2007-AM-CB20, REMIC, 5.96%, 09/12/17 (a)	2,500	2,560
Series 2007-AM-CB19, REMIC, 5.71%, 02/12/49 (a)	5,959	6,017
Series 2007-AJ-CB20, REMIC, 6.15%, 02/12/51 (a)	1,245	1,254
Labrador Aviation Finance Ltd.
Series 2016-A1-1A, 4.30%, 01/15/24 (b)	20,000	19,662
LB-UBS Commercial Mortgage Trust
Series 2007-AJ-C1, REMIC, 5.48%, 02/15/40	2,000	2,002
Series 2007-AM-C2, REMIC, 5.49%, 02/15/40	3,000	3,025
Series 2007-A3-C7, REMIC, 5.87%, 09/15/45 (a)	2,713	2,780
Merrill Lynch Mortgage Trust
Series 2007-AM-C1, REMIC, 5.83%, 07/12/17 (a)	2,192	2,126
ML-CFC Commercial Mortgage Trust
Series 2007-A4-9, REMIC, 5.70%, 09/12/17	2,257	2,302
Series 2007-A4-7, REMIC, 5.73%, 06/12/50 (a)	2,174	2,188

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C-C18, REMIC, 4.49%, 09/15/24	1,500	1,491
Series 2014-A4-C19, REMIC, 3.53%, 11/15/24	2,000	2,049
Series 2014-C-C19, REMIC, 4.00%, 12/15/24	2,000	1,818
Series 2015-B-C20, REMIC, 4.16%, 01/15/25	1,200	1,210
Series 2015-C-C20, REMIC, 4.46%, 01/15/25 (a)	1,200	1,100
Series 2015-C-C25, REMIC, 4.53%, 09/15/25 (a)	2,320	2,292
Interest Only, Series 2016-XA-C28, REMIC, 1.29%, 01/15/26 (a)	24,429	2,009
Series 2016-C-C29, REMIC, 4.75%, 04/15/26 (a)	676	678
Interest Only, Series 2013-XA-C7, REMIC, 1.53%, 02/15/46 (a)	25,391	1,541
Interest Only, Series 2016-XA-C30, REMIC, 1.47%, 09/15/49 (a)	28,526	2,886
Morgan Stanley Capital I Trust
Series 2014-D-MP, REMIC, 3.69%, 08/11/21 (a) (b)	2,000	1,961
Series 2007-AM-HQ11, REMIC, 5.48%, 02/12/44 (a)	2,401	2,399
Series 2007-AM-IQ13, REMIC, 5.41%, 03/15/44	4,421	4,417
New Residential Mortgage Loan Trust
Series 2016-A1-1A, REMIC, 3.75%, 03/25/56 (a) (b)	32,612	33,063
NYMT Residential LLC
Series 2016-A-RP1A, 4.00%, 03/25/19 (b) (c)	25,899	25,699
OneMain Financial Issuance Trust
Series 2014-A-1A, 2.43%, 08/18/17 (b)	10,701	10,701
Series 2015-A-2A, 2.57%, 10/18/18 (b)	8,795	8,795
PR Mortgage Loan Trust
Series 2014-APT-1, REMIC, 5.93%, 09/25/47	11,795	11,301
Pretium Mortgage Credit Partners
Series 2016-A1-NPL6, REMIC, 3.50%, 10/25/18 (a) (b)	9,918	9,873
RALI Trust
Series 2005-A41-QA10, REMIC, 4.27%, 09/25/35 (a)	3,218	2,670
Series 2006-A4-QS5, REMIC, 6.00%, 05/25/36	6,042	5,190
RAMP Trust
Series 2005-AI4-RS9, REMIC, 1.08%, 11/25/35 (a)	12,278	10,168
RBSGC Mortgage Loan Trust
Series 2007-1A4-B, REMIC, 1.21%, 01/25/37 (a)	6,820	3,926
Interest Only, Series 2007-1A6-B, REMIC, 5.29%, 01/25/37 (a)	6,820	1,313
Series 2007-2A1-A, REMIC, 6.75%, 01/25/37	9,524	9,165
Residential Accredit Loans Inc. Trust
Series 2006-A21-QA1, REMIC, 4.14%, 01/25/36 (a)	8,765	6,966
Series 2006-A4-QS4, REMIC, 6.00%, 04/25/36	4,879	4,189
Residential Asset Securitization Trust
Series 2006-2A11-A6, REMIC, 6.00%, 07/25/36	4,744	4,072
Series 2006-A1-A12, REMIC, 6.25%, 11/25/36	11,944	8,342
Series 2007-1A1-A3, REMIC, 1.21%, 04/25/37 (a)	8,439	4,264
Series 2007-1A2-A3, REMIC, 40.59%, 04/25/37 (a)	1,100	2,177
Series 2007-1A1-A8, REMIC, 6.00%, 08/25/37	25,111	21,029
Residential Funding Mortgage Securities Inc. Trust
Series 2006-A14-S6, REMIC, 6.00%, 07/25/36	852	792
Series 2006-A1-S11, REMIC, 6.00%, 11/25/36	4,785	4,430
Series 2007-A4-S2, REMIC, 6.00%, 02/25/37	1,904	1,780
Series 2007-A2-S4, REMIC, 6.00%, 04/25/37	4,108	3,626
Series 2007-A20-S7, REMIC, 6.00%, 07/25/37	3,629	3,344
RFMSI Trust
Series 2005-A3-S4, REMIC, 5.50%, 05/25/35	4,475	4,640
Series 2007-A2-S5, REMIC, 6.00%, 05/25/37	15,148	14,091
Shenton Aircraft Investments I Ltd.
Series 2015-A-1A, 4.75%, 11/15/27 (b)	13,393	13,442
SpringCastle America Funding LLC
Series 2016-A-AA, 3.05%, 04/25/29 (b)	9,883	9,933
Springleaf Mortgage Loan Trust
Series 2013-B2-2A, REMIC, 6.00%, 12/25/65 (a) (b)	10,000	10,059
Structured Adjustable Rate Mortgage Loan Trust
Series 2005-2A-21, REMIC, 3.10%, 11/25/35 (a)	13,211	11,810
	Shares/Par†	Value
Structured Asset Securities Corp. Trust
Series 2005-1A1-5, REMIC, 5.75%, 04/25/35	13,385	12,236
Venture CDO Ltd.
Series 2014-A1L-16A, 2.38%, 04/15/26 (a) (b)	2,500	2,500
Series 2014-A-17A, 2.36%, 07/15/26 (a) (b)	2,500	2,500
Venture XIV CLO Ltd.
Series 2013-B1-14A, 2.79%, 08/28/25 (a) (b)	500	497
Series 2013-D-14A, 4.69%, 08/28/25 (a) (b)	500	486
Venture XVII CLO Ltd.
Series 2014-B2-17A, 2.98%, 07/15/26 (a) (b)	500	500
Venture XVIII CLO Ltd.
Series 2014-A-18A, 2.33%, 10/15/26 (a) (b)	3,000	3,000
Venture XX CLO Ltd.
Series 2015-A-20A, 2.37%, 04/15/27 (a) (b)	2,000	2,001
VOLT XLIII LLC
Series 2016-A1-NPL3, 4.25%, 03/26/46 (b) (c)	7,962	8,024
VOLT XLIV LLC
Series 2016-A1-NPL4, 4.25%, 04/25/19 (b) (c)	8,236	8,295
Wachovia Bank Commercial Mortgage Trust
Series 2007-AM-C30, REMIC, 5.38%, 12/15/43	2,000	2,000
Series 2007-AMFX-C32, REMIC, 5.70%, 06/15/49 (b)	1,695	1,711
Series 2007-AJ-C33, REMIC, 5.97%, 02/15/51 (a)	5,000	5,013
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
Series 2006-1A7-5, REMIC, 6.00%, 07/25/36 (a)	5,059	4,358
Series 2006-1A5-5, REMIC, 6.00%, 07/25/36	2,833	2,440
Series 2007-2A2-2, REMIC, 5.50%, 04/25/37	4,116	3,901
Waterfall Commercial Mortgage Trust
Series 2015-A-SBC5, REMIC, 4.10%, 09/19/22 (a) (b)	15,160	14,799
Wells Fargo Alternative Loan Trust
Series 2007-2A1-PA3, REMIC, 6.00%, 07/25/37	5,875	5,463
Series 2007-3A1-PA3, REMIC, 6.25%, 07/25/37	5,716	5,169
Series 2007-1A1-PA5, REMIC, 6.25%, 11/25/37	1,996	1,912
Wells Fargo Commercial Mortgage Trust
Series 2015-C-C31, REMIC, 4.61%, 11/15/25 (a)	1,850	1,815
Series 2015-D-NXS4, REMIC, 3.60%, 11/18/25 (a)	2,031	1,637
Series 2016-C-C34, REMIC, 5.03%, 05/15/49 (a)	2,855	2,824
Interest Only, Series 2015-XA-LC20, REMIC, 1.40%, 04/15/50 (a)	24,694	1,863
Series 2016-C-C32, REMIC, 4.72%, 01/15/59 (a)	1,577	1,449
Wells Fargo Mortgage Backed Securities Trust
Series 2014-A5-LC18, REMIC, 3.41%, 12/15/24	1,138	1,155
Series 2014-B-LC18, REMIC, 3.96%, 12/15/24	1,761	1,786
Series 2006-A11-3, REMIC, 5.50%, 03/25/36	3,489	3,543
Series 2007-1A7-3, REMIC, 5.75%, 04/25/37	12,648	12,502
Series 2007-1A4-3, REMIC, 6.00%, 04/25/37	2,623	2,619
Series 2007-A38-7, REMIC, 6.00%, 06/25/37	5,161	5,053
Wells Fargo-RBS Commercial Mortgage Trust
Series 2016-C-C33, REMIC, 3.90%, 03/15/59	1,508	1,378
WinWater Mortgage Loan Trust
Series 2015-A3-5, REMIC, 3.50%, 09/20/36 (a) (b)	14,676	14,776
Other Securities		173,968
Total Non-U.S. Government Agency Asset-Backed Securities (cost $1,019,917)		1,016,925
GOVERNMENT AND AGENCY OBLIGATIONS 51.4%
Collateralized Mortgage Obligations 21.8%
Federal Home Loan Mortgage Corp.
Series A-4260, REMIC, 3.00%, 02/15/32	14,816	14,852
Series AY-4092, REMIC, 3.00%, 08/15/32	8,200	8,029
Series EY-4215, REMIC, 3.00%, 06/15/33	10,000	9,565
Series UB-4247, REMIC, 3.00%, 09/15/33	6,199	6,003
Series EB-4247, REMIC, 3.50%, 09/15/33	5,000	5,105
Series A-4377, REMIC, 3.00%, 06/15/39	18,544	18,815
Series BK-4469, REMIC, 3.00%, 08/15/39	13,259	13,426
Series JA-3818, REMIC, 4.50%, 01/15/40	340	348
Series TB-4419, REMIC, 3.00%, 02/15/40	3,028	3,052
Series GA-4376, REMIC, 3.00%, 04/15/40	14,819	15,057
Series NY-4390, REMIC, 3.00%, 06/15/40	14,774	15,045
Series MA-4391, REMIC, 3.00%, 07/15/40	14,488	14,765

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
Interest Only, Series SP-3770, REMIC, 5.80%, 11/15/40 (a)	5,456	629
Interest Only, Series SM-3780, REMIC, 5.80%, 12/15/40 (a)	19,253	3,579
Series KA-4366, REMIC, 3.00%, 03/15/41	14,725	15,081
Series SL-4061, REMIC, 5.98%, 06/15/42 (a)	1,554	1,406
Series B-4481, REMIC, 3.00%, 12/15/42	25,170	25,276
Series CS-4156, REMIC, 4.66%, 01/15/43 (a)	5,045	4,257
Series UZ-4508, REMIC, 3.00%, 07/15/43	9,991	8,999
Series ZX-4404, REMIC, 4.00%, 04/15/44	53,428	55,963
Series CA-4573, REMIC, 3.00%, 11/15/44	43,002	42,412
Series LZ-4410, REMIC, 4.00%, 11/15/44	1,617	1,677
Series KZ-4440, REMIC, 3.00%, 02/15/45	11,363	10,324
Series HA-4582, REMIC, 3.00%, 09/15/45	31,162	31,463
Interest Only, Series MS-4291, REMIC, 5.20%, 01/15/54 (a)	8,518	1,419
Federal National Mortgage Association
Interest Only, Series 2010-CS-134, REMIC, 5.92%, 12/25/25 (a)	3,276	406
Series 2013-AB-53, REMIC, 1.50%, 03/25/28	8,576	8,223
Series 2013-QZ-54, REMIC, 3.00%, 06/25/33	1,885	1,815
Series 2013-WB-100, REMIC, 3.00%, 10/25/33	20,000	19,486
Interest Only, Series 2005-S-2, REMIC, 5.84%, 02/25/35 (a)	10,469	2,113
Interest Only, Series 2011-PS-84, REMIC, 5.84%, 01/25/40 (a)	26,320	2,839
Series 2010-KD-120, REMIC, 4.00%, 10/25/40	2,174	2,275
Series 2014-MA-68, REMIC, 3.00%, 11/25/40	14,107	14,319
Series 2013-PB-59, REMIC, 2.00%, 09/25/41	7,187	7,032
Interest Only, Series 2011-ES-93, REMIC, 5.74%, 09/25/41 (a)	3,063	555
Series 2012-BZ-14, REMIC, 4.00%, 03/25/42	1,819	1,896
Series 2012-Z-31, REMIC, 4.00%, 04/25/42	1,813	1,896
Series 2015-AP-95, REMIC, 3.00%, 08/25/42	21,910	22,183
Series 2012-CZ-87, REMIC, 3.00%, 08/25/42	11,415	10,544
Series 2015-AC-88, REMIC, 3.00%, 04/25/43	22,920	23,229
Series 2013-NZ-31, REMIC, 3.00%, 04/25/43	15,529	13,534
Series 2013-ZA-52, REMIC, 3.00%, 06/25/43	4,016	3,800
Series 2013-AZ-133, REMIC, 4.00%, 01/25/44	14,470	14,978
Series 2016-PA-81, REMIC, 3.00%, 02/25/44	24,828	24,771
Series 2014-GZ-85, REMIC, 3.00%, 12/25/44	10,673	9,640
Series 2015-CE-78, REMIC, 2.50%, 11/25/45	39,409	39,253
Government National Mortgage Association
Interest Only, Series 2010-PS-116, REMIC, 5.36%, 03/20/40 (a)	15,366	1,698
Series 2011-WS-70, REMIC, 8.22%, 12/20/40 (a)	6,000	6,399
		559,431
Mortgage-Backed Securities 26.5%
Federal Home Loan Mortgage Corp.
3.00%, 06/01/43	29,594	29,525
3.00%, 07/01/43	9,554	9,524
3.00%, 07/01/43	30,132	30,050
4.00%, 09/01/43	2,957	3,121
3.00%, 10/01/43	22,873	22,830
4.00%, 12/01/43	4,951	5,239
4.00%, 12/01/43	2,200	2,319
4.00%, 02/01/44	4,433	4,690
REMIC, 3.00%, 06/15/44	12,603	12,549
3.00%, 10/01/44	10,845	10,774
3.00%, 11/01/44	24,562	24,404
3.00%, 04/01/45	32,895	32,690
3.00%, 04/01/45	25,455	25,286
3.00%, 06/01/45	21,757	21,613
3.00%, 09/01/45	13,132	13,046
3.00%, 12/01/45	17,704	17,587
3.50%, 02/01/46	24,281	24,867
3.50%, 02/01/46	37,423	38,412
3.00%, 03/01/46	17,447	17,331
3.00%, 04/01/46	18,456	18,333
3.00%, 12/01/46	24,938	24,772
Federal National Mortgage Association
4.50%, 04/01/26	6,074	6,458
3.00%, 09/01/33	35,059	35,747
3.00%, 10/01/33	63,568	64,821
3.00%, 03/01/35	25,238	25,562
	Shares/Par†	Value
3.50%, 09/01/43	30,910	31,866
3.50%, 01/01/45	6,929	7,033
3.50%, 08/01/45	14,060	14,450
3.00%, 08/01/46	38,446	37,925
3.00%, 09/01/46	46,865	46,576
Government National Mortgage Association
3.50%, 10/20/45	18,290	18,805
		678,205
U.S. Treasury Securities 3.1%
U.S. Treasury Note
2.25%, 11/15/25	80,000	78,859
Total Government And Agency Obligations (cost $1,327,807)		1,316,495
SHORT TERM INVESTMENTS 8.6%
Investment Companies 8.6%
JNL Money Market Fund, 0.34% (d) (e)	219,341	219,341
Total Short Term Investments (cost $219,341)		219,341
Total Investments 99.7% (cost $2,567,065)		2,552,761
Other Assets and Liabilities, Net 0.3%		8,248
Total Net Assets 100.0%		$2,561,009

(a) The security or securities in this category have a variable rate. Rate stated was in effect as of December 31, 2016.

(b) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. As of December 31, 2016, the net value and the percentage of net assets of these liquid securities was $502,899 and 19.6%, respectively.

(c) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2016.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2016.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund
CORPORATE BONDS AND NOTES 1.6%
Azerbaijan 0.5%
International Bank of Azerbaijan OJSC Via Rubrika
6.17%, 05/10/17	2,200	$2,178
Croatia 0.5%
Agrokor dd
9.13%, 02/01/20, EUR	1,960	2,139
Georgia 0.6%
Bank of Georgia JSC
11.00%, 06/01/18, GEL	3,520	1,336
Georgian Oil and Gas Corp. JSC
6.75%, 04/26/21	1,378	1,435
		2,771
Total Corporate Bonds And Notes (cost $7,478)		7,088
VARIABLE RATE SENIOR LOAN INTERESTS 1.4% (a)
Ethiopia 0.6%
Ethiopian Railways Corp.
Delayed Draw Term Loan, 4.86%, 08/01/21 (b) (c)	2,700	2,629
Kenya 0.8%
Government of the Republic of Kenya
Term Loan, 6.52%, 10/28/17 (b) (c)	3,390	3,373
Total Variable Rate Senior Loan Interests (cost $6,009)		6,002
GOVERNMENT AND AGENCY OBLIGATIONS 73.8%
Albania 2.2%
Albania Government International Bond
5.75%, 11/12/20, EUR	8,326	9,608
Argentina 1.4%
Argentina Bonad Bond
0.75%, 02/22/17 - 09/21/17	4,832	4,747
2.40%, 03/18/18	1,119	1,093
		5,840
Armenia 1.4%
Republic of Armenia
7.15%, 03/26/25	5,832	6,118
Australia 1.5%
Australia Government Bond
3.00%, 03/21/47, AUD	10,275	6,383
Barbados 1.1%
Barbados Government International Bond
7.00%, 08/04/22 (d)	472	431
6.63%, 12/05/35	5,066	3,850
6.63%, 12/05/35 (d)	823	625
		4,906
Belarus 2.3%
Republic of Belarus
8.95%, 01/26/18	9,338	9,629
Cyprus 6.4%
Cyprus Government International Bond
3.88%, 05/06/22, EUR	7,126	7,795
3.75%, 07/26/23, EUR	8,729	9,384
4.25%, 11/04/25, EUR	9,264	10,270
		27,449
Dominican Republic 4.1%
Dominican Republic Bond
10.40%, 05/10/19, DOP (e)	261,400	5,697
15.95%, 06/04/21, DOP	32,300	835
Dominican Republic International Bond
16.00%, 02/10/17 - 07/10/20, DOP	96,800	2,254
13.50%, 08/04/17, DOP	15,200	334
14.00%, 06/08/18, DOP	198,200	4,500
15.00%, 04/05/19, DOP	106,400	2,528
16.95%, 02/04/22, DOP	19,000	517
10.38%, 03/04/22, DOP	39,800	858
		17,523
	Shares/Par†	Value
Ecuador 3.4%
Ecuador Government International Bond
10.50%, 03/24/20 (d)	1,166	1,253
10.50%, 03/24/20	1,661	1,786
7.95%, 06/20/24	6,878	6,569
7.95%, 06/20/24 (d)	5,345	5,104
		14,712
El Salvador 2.0%
El Salvador Government International Bond
7.38%, 12/01/19	100	103
7.75%, 01/24/23	2,309	2,395
5.88%, 01/30/25	810	741
6.38%, 01/18/27	3,468	3,191
8.25%, 04/10/32	928	937
7.65%, 06/15/35	1,456	1,350
		8,717
Georgia 0.7%
Georgia Treasury Bond
8.00%, 06/09/18, GEL	1,380	516
6.75%, 10/06/18, GEL	35	13
14.38%, 07/16/20, GEL	1,998	870
11.75%, 04/28/21, GEL	2,377	969
10.50%, 02/05/25, GEL	1,155	428
		2,796
Greece 1.0%
Hellenic Republic Government Bond
4.75%, 04/17/19, EUR (d)	4,334	4,304
Honduras 0.6%
Honduras Government International Bond
7.50%, 03/15/24	710	759
Republic of Honduras
8.75%, 12/16/20	1,685	1,876
		2,635
Iceland 3.3%
Iceland Rikisbref
8.00%, 06/12/25, ISK	695,020	7,369
6.50%, 01/24/31, ISK	675,640	6,836
		14,205
Indonesia 0.7%
Indonesia Treasury Bond
8.75%, 05/15/31, IDR	19,554,000	1,512
8.25%, 05/15/36, IDR	22,104,000	1,649
		3,161
Iraq 1.0%
Republic of Iraq
5.80%, 01/15/28	5,286	4,387
Kenya 0.5%
Kenya Government International Bond
5.88%, 06/24/19	2,076	2,121
Macedonia 5.4%
Former Yugoslav Republic of Macedonia
4.88%, 12/01/20, EUR	3,640	4,018
3.98%, 07/24/21, EUR	5,018	5,293
3.98%, 07/24/21, EUR (d)	10,122	10,677
Macedonia Government International Bond
4.88%, 12/01/20, EUR	2,971	3,280
		23,268
Mexico 0.1%
Mexico Government International Bond
3.63%, 04/09/29, EUR	204	231
3.38%, 02/23/31, EUR	334	358
		589
New Zealand 1.2%
New Zealand Government Inflation Indexed Bond
3.00%, 09/20/30, NZD (f)	4,409	3,491
2.50%, 09/20/35, NZD (f)	2,390	1,716
		5,207
Nigeria 1.2%
Nigeria Government International Bond
5.13%, 07/12/18	4,946	5,022

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
Russian Federation 5.2%
Russia Federal Bond
7.75%, 09/16/26, RUB	79,640	1,251
8.50%, 09/17/31, RUB	1,274,641	20,915
		22,166
Rwanda 1.0%
Rwanda International Government Bond
6.63%, 05/02/23 (g)	4,139	4,091
Serbia 7.9%
Republic of Serbia
5.88%, 12/03/18	16	17
Serbia Treasury Bond
6.00%, 02/22/19, RSD	364,440	3,184
10.00%, 03/02/18 - 02/05/22, RSD	1,746,600	17,656
5.75%, 07/21/23, RSD	1,538,460	13,119
		33,976
Sri Lanka 9.0%
Sri Lanka Government Bond
8.75%, 10/15/18, LKR	735,000	4,694
8.50%, 05/01/19, LKR	127,000	793
10.60%, 07/01/19 - 09/15/19, LKR	425,560	2,761
8.00%, 11/15/18 - 11/01/19, LKR	1,037,500	6,515
9.25%, 05/01/20, LKR	624,020	3,854
10.75%, 03/01/21, LKR	305,000	1,951
11.00%, 08/01/21 - 05/15/30, LKR	835,460	5,123
9.45%, 10/15/21, LKR	479,000	2,891
11.20%, 07/01/22, LKR	56,460	361
10.00%, 10/01/22, LKR	348,560	2,105
11.40%, 01/01/24, LKR	46,000	292
11.00%, 08/01/24, LKR	41,000	253
10.25%, 03/15/25, LKR	56,730	334
11.50%, 08/01/26, LKR	174,000	1,101
11.50%, 09/01/28, LKR	224,220	1,369
Sri Lanka Government International Bond
6.13%, 06/03/25	1,790	1,684
6.85%, 11/03/25 (d)	280	275
6.85%, 11/03/25	2,041	2,004
		38,360
Suriname 1.4%
Republic of Suriname
9.25%, 10/26/26	6,138	6,066
Tanzania 3.4%
Tanzania Government International Bond
7.25%, 03/08/20 (a)	14,100	14,731
Thailand 1.4%
Thailand Government Inflation Indexed Bond
1.25%, 03/12/28, THB (h)	225,313	5,823
Turkey 1.3%
Turkey Government International Bond
4.88%, 10/09/26	5,855	5,417
United States of America 0.6%
Federal Home Loan Mortgage Corp.
Interest Only, Series S-4070, REMIC, 5.40%, 06/15/32 (a) (i)	3,245	541
Federal National Mortgage Association
Interest Only, Series 2013-DS-15, REMIC, 5.44%, 03/25/33 (a)	1,255	207
Interest Only, Series 2010-SJ-124, REMIC, 5.29%, 11/25/38 (a)	2,606	261
Interest Only, Series 2013-SC-75, REMIC, 5.49%, 07/25/42 (a)	2,992	386
Interest Only, Series 2012-SK-150, REMIC, 5.39%, 01/25/43 (a) (i)	3,177	520
Interest Only, Series 2013-PS-64, REMIC, 5.49%, 04/25/43 (a)	3,111	474
		2,389
Zambia 1.1%
Zambia Government International Bond
5.38%, 09/20/22	2,998	2,708
	Shares/Par†	Value
8.50%, 04/14/24 (d)	1,905	1,858
		4,566
Total Government And Agency Obligations (cost $316,965)		316,165
COMMON STOCKS 3.0%
Iceland 2.2%
Eimskipafelag Islands hf	546	1,555
Hagar hf	2,787	1,329
HB Grandi	3,325	763
Icelandair Group hf	8,254	1,683
Marel hf	745	1,597
Reginn hf (j)	2,901	666
Reitir Fasteignafelag hf	1,652	1,364
Siminn hf (j)	23,802	658
		9,615
Singapore 0.8%
Yoma Strategic Holdings Ltd.	7,942	3,198
Total Common Stocks (cost $12,470)		12,813
SHORT TERM INVESTMENTS 16.9%
Investment Companies 10.0%
JNL Money Market Fund, 0.34% (k) (l)	43,022	43,022
Repurchase Agreements 2.0%
Repurchase Agreements (b) (m)		8,519
Securities Lending Collateral 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.39% (l)	204	204
Treasury Securities 4.8%
Georgia Treasury Bill
0.00%, 06/01/17, GEL	612	223
Iceland Rikisvixill
0.01%, 01/16/17, ISO	6,000	31
0.00%, 02/15/17, ISO	47,000	245
0.00%, 04/18/17 - 05/15/17, ISO	2,313,117	12,013
U.S. Treasury Bill
0.45%, 02/16/17 (i)	2,000	1,999
0.47%, 03/02/17 (i)	6,000	5,995
		20,506
Total Short Term Investments (cost $72,836)		72,251
Total Investments 96.7% (cost $415,758)		414,319
Total Securities Sold Short (1.9)% (proceeds $8,010)		(8,040)
Total Purchased Options 2.4% (cost $4,244)		10,117
Other Derivative Instruments 0.8%		3,314
Other Assets and Liabilities, Net 2.0%		8,546
Total Net Assets 100.0%		$428,256

(a) The security or securities in this category have a variable rate. Rate stated was in effect as of December 31, 2016.

(b) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees.

(c) Security fair valued in good faith in accordance with the procedures approved by the Jackson Variable Series Trust's Board of Trustees. Good faith fair valued securities may be classified as Level 2 or Level 3 for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(d) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. As of December 31, 2016, the net value and the percentage of net assets of these liquid securities was $16,487 and 3.8%, respectively.

(e) Convertible security.

(f) Treasury inflation indexed note, par amount is not adjusted for inflation.

(g) All or portion of the security was on loan.

(h) Treasury inflation indexed note, par amount is adjusted for inflation.

(i) All or a portion of the security is pledged or segregated as collateral.

(j) Non-income producing security.

(k) Investment in affiliate.

(l) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2016.

(m) For repurchase agreements held at December 31, 2016, see Repurchase Agreements in these Schedules of Investments.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
SECURITIES SOLD SHORT (1.9%)
GOVERNMENT AND AGENCY OBLIGATIONS (1.9%)
Spain (1.9%)
Spain Government Bond
5.40%, 01/31/23, EUR (a)	(5,943)	$(8,040)

Shares/Par†	Value
Total Government And Agency Obligations (proceeds $8,010)	(8,040)
Total Securities Sold Short (1.9%) (proceeds $8,010)	$(8,040)

(a) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. As of December 31, 2016, the net value and the percentage of net assets of these liquid securities was $16,487 and 3.8%, respectively.

Repurchase Agreements

Counter-party	Collateral	Collateral Par†		Collateral Value		Rate	Settlement	Maturity	Proceeds at Maturity	Par†	Value
JPM	Spain Government Bond, 5.40%, due 01/31/23	EUR	5,943	EUR	7,638	(1.10)%	11/22/16	01/13/17	$8,519	8,093	$8,519

The following schedules reflect the derivative investments for JNL/Eaton Vance Global Macro Absolute Return Advantage Fund at December 31, 2016:

Futures Contracts
Reference Entity	Contracts Long (Short)†	Expiration	Notional[1]		Variation Margin Receivable (Payable)	Unrealized Appreciation (Depreciation)
10-Year USD Deliverable Interest Rate Swap Future	(397)	March 2017		(37,697)	$(180)	$323
5-Year USD Deliverable Interest Rate Swap Future	(85)	March 2017		(8,327)	(15)	47
Euro-BTP Future	(117)	March 2017	EUR	(15,547)	36	(302)
Tokyo Price Index Future	(10)	March 2017	JPY	(147,716)	(2)	(36)
					$(161)	$32

Centrally Cleared Interest Rate Swap Agreements
Floating Rate Index	Paying / Receiving Floating Rate	Fixed Rate	Expiration	Notional[1]	Variation Margin Receivable (Payable)	Unrealized Appreciation (Depreciation)
3-Month LIBOR	Receiving	1.25%	03/15/19	2,644	$(1)	$(5)
3-Month LIBOR	Receiving	1.29%	07/13/26	2,901	(9)	258
3-Month LIBOR	Receiving	1.30%	07/13/26	3,864	(12)	342
3-Month LIBOR	Receiving	1.37%	07/14/26	4,310	(13)	356
3-Month LIBOR	Receiving	1.42%	08/17/26	5,317	(16)	422
3-Month LIBOR	Receiving	2.25%	03/15/47	5,912	(46)	(214)
3-Month LIBOR	Paying	1.74%	07/31/20	4,080	3	(5)
3-Month LIBOR	Paying	1.74%	07/31/20	3,270	2	(4)
3-Month LIBOR	Paying	1.75%	07/31/20	1,732	1	(2)
3-Month LIBOR	Paying	1.74%	08/12/20	4,368	3	(7)
3-Month LIBOR	Paying	1.62%	08/14/20	4,650	3	(27)
3-Month LIBOR	Paying	1.68%	08/17/20	2,236	2	(9)
3-Month LIBOR	Paying	1.68%	08/17/20	2,395	2	(9)
3-Month LIBOR	Paying	1.69%	08/17/20	4,942	3	(17)
3-Month LIBOR	Paying	1.70%	08/19/20	8,171	6	(26)
3-Month LIBOR	Paying	1.55%	08/22/20	4,954	4	(42)
3-Month LIBOR	Paying	1.56%	08/22/20	2,520	2	(21)
3-Month LIBOR	Paying	1.57%	09/17/20	7,714	6	(66)
3-Month LIBOR	Paying	1.65%	09/18/20	5,597	4	(31)
3-Month LIBOR	Paying	1.55%	09/23/20	310	—	(3)
3-Month LIBOR	Paying	1.42%	10/28/20	2,230	2	(32)
3-Month LIBOR	Paying	1.43%	10/28/20	2,230	2	(32)
3-Month LIBOR	Paying	1.53%	11/05/20	4,590	4	(49)
3-Month LIBOR	Paying	1.54%	11/05/20	2,295	2	(24)
3-Month LIBOR	Paying	1.56%	11/09/20	2,221	2	(22)
3-Month LIBOR	Paying	1.67%	11/12/20	3,036	3	(17)
3-Month LIBOR	Paying	1.11%	02/23/21	1,343	1	(40)
3-Month LIBOR	Paying	1.17%	02/25/21	2,605	3	(72)
3-Month LIBOR	Paying	1.17%	02/25/21	1,303	1	(36)
3-Month LIBOR	Paying	1.27%	03/07/21	3,267	3	(78)
3-Month LIBOR	Paying	1.16%	06/23/21	2,301	3	(74)
3-Month LIBOR	Paying	1.17%	06/24/21	1,535	2	(49)
3-Month LIBOR	Paying	1.18%	06/24/21	2,107	2	(66)
3-Month LIBOR	Paying	1.19%	06/27/21	2,106	2	(65)
3-Month LIBOR	Paying	1.21%	06/27/21	2,107	2	(64)

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

Centrally Cleared Interest Rate Swap Agreements (continued)
Floating Rate Index	Paying / Receiving Floating Rate	Fixed Rate	Expiration	Notional1		Variation Margin Receivable (Payable)	Unrealized Appreciation (Depreciation)
3-Month LIBOR	Paying	1.21%	06/27/21		2,106	2	(63)
3-Month LIBOR	Paying	0.97%	06/28/21		2,330	3	(95)
3-Month LIBOR	Paying	0.96%	06/29/21		2,108	2	(86)
3-Month LIBOR	Paying	0.96%	06/29/21		1,580	2	(64)
3-Month LIBOR	Paying	0.97%	06/29/21		2,107	2	(86)
3-Month LIBOR	Paying	1.20%	09/01/21		7,400	9	(242)
3-Month LIBOR	Paying	1.21%	09/01/21		6,321	7	(204)
3-Month LIBOR	Paying	2.13%	07/27/22		2,939	5	13
3-Month LIBOR	Paying	2.06%	07/30/22		3,069	5	5
3-Month LIBOR	Paying	1.59%	04/12/26		1,275	4	(77)
3-Month LIBOR	Paying	1.59%	04/12/26		935	3	(57)
3-Month LIBOR	Paying	1.68%	05/06/26		1,800	5	(97)
3-Month LIBOR	Paying	1.68%	05/06/26		1,800	5	(96)
3-Month LIBOR	Paying	1.66%	05/09/26		901	3	(50)
3-Month LIBOR	Paying	1.69%	06/03/26		1,720	5	(92)
3-Month New Zealand Bank Bill Forward Rate Agreement	Paying	4.96%	04/29/24	NZD	6,530	11	509
3-Month New Zealand Bank Bill Forward Rate Agreement	Paying	4.05%	06/16/25	NZD	5,278	9	147
3-Month New Zealand Bank Bill Forward Rate Agreement	Paying	4.05%	06/16/25	NZD	3,210	6	90
3-Month New Zealand Bank Bill Forward Rate Agreement	Paying	3.92%	06/25/25	NZD	8,375	15	178
6-Month British Bankers' Association Yen LIBOR	Receiving	0.62%	12/19/46	JPY	216,535	(1)	121
6-Month British Bankers' Association Yen LIBOR	Receiving	0.81%	12/19/46	JPY	231,894	(1)	13
6-Month British Bankers' Association Yen LIBOR	Receiving	0.78%	12/19/46	JPY	241,860	(1)	32
6-Month British Bankers' Association Yen LIBOR	Receiving	0.61%	12/19/46	JPY	261,465	(2)	152
6-Month Budapest Interbank Offered Rate	Receiving	1.27%	12/13/21	HUF	406,479	2	(10)
6-Month Budapest Interbank Offered Rate	Receiving	1.92%	07/28/26	HUF	636,700	5	70
6-Month Budapest Interbank Offered Rate	Receiving	1.94%	08/01/26	HUF	448,000	4	48
6-Month Budapest Interbank Offered Rate	Receiving	1.94%	09/21/26	HUF	171,688	1	21
6-Month Budapest Interbank Offered Rate	Receiving	1.93%	09/21/26	HUF	176,090	2	21
6-Month Budapest Interbank Offered Rate	Receiving	1.89%	09/21/26	HUF	434,356	4	59
6-Month Budapest Interbank Offered Rate	Receiving	2.14%	10/13/26	HUF	174,916	2	10
6-Month Budapest Interbank Offered Rate	Receiving	2.09%	10/19/26	HUF	177,851	2	13
6-Month Budapest Interbank Offered Rate	Receiving	2.09%	10/19/26	HUF	267,071	2	20
6-Month Budapest Interbank Offered Rate	Receiving	2.04%	10/20/26	HUF	193,817	2	18
6-Month Budapest Interbank Offered Rate	Receiving	2.04%	10/20/26	HUF	267,070	2	24
6-Month Budapest Interbank Offered Rate	Receiving	2.08%	10/28/26	HUF	181,556	2	15
6-Month Budapest Interbank Offered Rate	Receiving	2.06%	10/28/26	HUF	449,456	4	39
6-Month Budapest Interbank Offered Rate	Receiving	2.09%	11/02/26	HUF	272,039	2	22
6-Month Budapest Interbank Offered Rate	Receiving	2.18%	11/03/26	HUF	182,148	2	9
6-Month Budapest Interbank Offered Rate	Receiving	2.13%	11/04/26	HUF	982,297	9	64
6-Month Budapest Interbank Offered Rate	Receiving	2.15%	11/07/26	HUF	178,600	2	11
6-Month Budapest Interbank Offered Rate	Receiving	2.12%	11/08/26	HUF	177,417	2	13
6-Month Budapest Interbank Offered Rate	Receiving	2.14%	11/10/26	HUF	488,487	4	31
6-Month Euribor	Receiving	0.00%	03/15/20	EUR	3,191	—	(2)
6-Month Euribor	Receiving	0.00%	03/15/22	EUR	73,493	26	(236)
6-Month Euribor	Paying	1.00%	06/15/26	EUR	—	—	—
6-Month Euribor	Paying	0.75%	03/15/27	EUR	7,223	(18)	33
6-Month Poland Warsaw Interbank Offered Rate	Paying	2.41%	12/13/21	PLN	5,932	(2)	5
6-Month Poland Warsaw Interbank Offered Rate	Paying	2.23%	07/28/26	PLN	8,990	(6)	(115)
6-Month Poland Warsaw Interbank Offered Rate	Paying	2.22%	08/01/26	PLN	6,486	(4)	(84)
6-Month Poland Warsaw Interbank Offered Rate	Paying	2.28%	09/21/26	PLN	2,348	(2)	(28)
6-Month Poland Warsaw Interbank Offered Rate	Paying	2.30%	09/21/26	PLN	2,407	(2)	(28)
6-Month Poland Warsaw Interbank Offered Rate	Paying	2.30%	09/21/26	PLN	6,280	(4)	(73)
6-Month Poland Warsaw Interbank Offered Rate	Paying	2.49%	10/13/26	PLN	2,483	(2)	(19)
6-Month Poland Warsaw Interbank Offered Rate	Paying	2.46%	10/19/26	PLN	3,786	(3)	(31)
6-Month Poland Warsaw Interbank Offered Rate	Paying	2.47%	10/19/26	PLN	2,524	(2)	(20)
6-Month Poland Warsaw Interbank Offered Rate	Paying	2.43%	10/20/26	PLN	2,770	(2)	(25)
6-Month Poland Warsaw Interbank Offered Rate	Paying	2.44%	10/20/26	PLN	3,785	(3)	(33)
6-Month Poland Warsaw Interbank Offered Rate	Paying	2.46%	10/28/26	PLN	6,500	(4)	(54)
6-Month Poland Warsaw Interbank Offered Rate	Paying	2.47%	10/28/26	PLN	2,600	(2)	(21)
6-Month Poland Warsaw Interbank Offered Rate	Paying	2.50%	10/31/26	PLN	3,900	(3)	(29)
6-Month Poland Warsaw Interbank Offered Rate	Paying	2.56%	11/02/26	PLN	2,600	(2)	(16)
6-Month Poland Warsaw Interbank Offered Rate	Paying	2.51%	11/04/26	PLN	14,301	(10)	(104)
6-Month Poland Warsaw Interbank Offered Rate	Paying	2.54%	11/07/26	PLN	2,600	(2)	(17)
6-Month Poland Warsaw Interbank Offered Rate	Paying	2.50%	11/08/26	PLN	2,600	(2)	(20)
6-Month Poland Warsaw Interbank Offered Rate	Paying	2.52%	11/10/26	PLN	7,186	(5)	(52)
Brazil Interbank Deposit Rate	Receiving	11.84%	01/02/23	BRL	25,693	—	(109)

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

Centrally Cleared Interest Rate Swap Agreements (continued)
Floating Rate Index	Paying / Receiving Floating Rate	Fixed Rate	Expiration	Notional[1]		Variation Margin Receivable (Payable)	Unrealized Appreciation (Depreciation)
Brazil Interbank Deposit Rate	Receiving	11.94%	01/02/23	BRL	5,111	—	(27)
Brazil Interbank Deposit Rate	Receiving	12.02%	01/02/23	BRL	30,487	—	(184)
Brazil Interbank Deposit Rate	Paying	11.92%	01/02/19	BRL	10,345	—	30
Brazil Interbank Deposit Rate	Paying	11.78%	01/02/19	BRL	51,723	(1)	118
Brazil Interbank Deposit Rate	Paying	12.00%	01/02/19	BRL	61,259	(1)	202
Mexican Interbank Rate	Paying	6.26%	09/29/25	MXN	58,153	3	(299)
Mexican Interbank Rate	Paying	6.29%	10/01/25	MXN	58,153	3	(291)
Mexican Interbank Rate	Paying	6.09%	06/30/26	MXN	124,400	6	(786)
Mexican Interbank Rate	Paying	6.13%	06/30/26	MXN	222,900	10	(1,375)
						$97	$(3,071)

Centrally Cleared Credit Default Swap Agreements
Reference Entity	Fixed Receive/ Pay Rate[7]	Expiration	Notional[1,6]	Value[5]	Variation Margin Receivable (Payable)	Unrealized Appreciation (Depreciation)
Credit default swap agreements - purchase protection[2]
Republic of Chile, 3.88%, 08/05/20	1.00%	12/20/21	13,291	$(105)	$(1)	$(66)
Republic of Colombia, 10.38%, 01/28/33	1.00%	06/20/21	8,992	174	—	(390)
Republic of Colombia, 10.38%, 01/28/33	1.00%	12/20/21	9,516	279	1	(108)
Republic of Colombia, 10.38%, 01/28/33	1.00%	12/20/26	593	66	—	(3)
Republic of South Africa, 5.50%, 03/09/20	1.00%	06/20/21	2,260	88	—	(135)
Republic of South Africa, 5.50%, 03/09/20	1.00%	06/20/21	2,260	88	—	(137)
Republic of South Africa, 5.50%, 03/09/20	1.00%	06/20/21	1,700	66	—	(103)
Republic of South Africa, 5.50%, 03/09/20	1.00%	06/20/21	3,620	141	—	(218)
United Mexican States, 5.95%, 03/19/19	1.00%	06/20/21	6,750	112	(1)	(143)
				$909	$(1)	$(1,303)
Credit default swap agreements - sell protection[3]
CDX.EM.25	1.00%	06/20/21	(735)	$(43)	$—	$24
Federative Republic of Brazil, 4.25%, 01/07/25	1.00%	12/20/21	(1,620)	(129)	—	21
United Mexican States, 5.95%, 03/19/19	1.00%	12/20/21	(1,731)	(44)	—	11
				$(216)	$—	$56

OTC Purchased Options
Reference Entity	Counterparty	Put/Call	Exercise Price/Rate		Expiration	Notional1/ Contracts†		Value
Foreign Currency Options
Chinese Offshore Yuan versus USD ‡	BNP	Call	CNH	6.90	11/02/17		17,400,000	$1,041
Chinese Offshore Yuan versus USD ‡	BNP	Call	CNH	6.85	05/04/17		24,993,000	1,126
Chinese Offshore Yuan versus USD ‡	JPM	Call	CNH	6.80	01/18/17		22,000,000	679
Chinese Offshore Yuan versus USD ‡	JPM	Call	CNH	6.74	03/07/17		23,170,000	1,181
Chinese Offshore Yuan versus USD ‡	MSC	Call	CNH	6.85	05/04/17		29,545,000	1,336
Chinese Offshore Yuan versus USD ‡	SCB	Call	CNH	6.47	06/15/17		7,150,000	722
Chinese Offshore Yuan versus USD ‡	SCB	Call	CNH	6.82	04/19/17		16,000,000	736
Chinese Offshore Yuan versus USD ‡	SCB	Call	CNH	6.47	06/15/17		7,659,000	772
Euro versus SEK ‡	BNP	Put	SEK	9.55	05/02/17	EUR	6,122,000	97
Euro versus SEK ‡	BNP	Put	SEK	9.49	05/16/17	EUR	6,120,000	85
Euro versus SEK ‡	CGM	Put	SEK	9.45	05/23/17	EUR	6,172,000	77
Euro versus SEK ‡	CGM	Put	SEK	9.53	04/27/17	EUR	12,342,000	178
Euro versus SEK ‡	CGM	Put	SEK	9.45	05/23/17	EUR	3,085,000	38
Euro versus SEK ‡	GSC	Put	SEK	9.44	05/01/17	EUR	12,244,000	128
Euro versus SEK ‡	GSC	Put	SEK	9.45	04/27/17	EUR	6,023,000	65
Euro versus SEK ‡	GSC	Put	SEK	9.50	05/17/17	EUR	6,122,000	87
								$8,348
Index Options
Nikkei 225 Index	GSC	Call	JPY	21,000.00	03/12/21		105	$1,769
								$1,769

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

OTC Written Options
Reference Entity	Counterparty	Put/Call	Exercise Price/Rate		Expiration	Notional1/ Contracts†	Value
Foreign Currency Options
Chinese Offshore Yuan versus USD	JPM	Call	CNH	6.80	01/18/17	4,353,000	$(134)
Chinese Offshore Yuan versus USD	JPM	Call	CNH	6.80	01/18/17	17,647,000	(545)
Chinese Offshore Yuan versus USD	MSC	Call	CNH	6.74	03/07/17	23,170,000	(1,181)
Chinese Offshore Yuan versus USD	SCB	Call	CNH	6.82	04/19/17	5,186,919	(239)
							$(2,099)

Summary of Written Options
	Notional† USD	Premiums
Options outstanding at December 31, 2015	85,693,716	2,812
Options written during the year	86,320,919	1,508
Options closed during the year	(33,203,716)	(562)
Options expired during the year	(88,454,000)	(2,478)
Options outstanding at December 31, 2016	50,356,919	1,280

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional1		Value	Unrealized Appreciation (Depreciation)
AUD/USD	GSC	03/08/17	AUD	2,799	$2,017	$(66)
CNH/USD	SCB	01/12/17	CNH	17,871	2,554	(88)
CNH/USD	CGM	02/16/17	CNH	16,783	2,373	(125)
CNH/USD	SCB	02/16/17	CNH	33,078	4,676	(260)
CNH/USD	GSC	03/15/17	CNH	19,965	2,809	(166)
CNH/USD	SCB	03/15/17	CNH	28,880	4,063	(241)
CNH/USD	CGM	03/22/17	CNH	22,027	3,096	(139)
CNH/USD	GSC	03/22/17	CNH	17,569	2,469	(118)
CNH/USD	SCB	03/22/17	CNH	26,354	3,703	(177)
CNH/USD	CGM	06/13/17	CNH	21,374	2,972	(182)
CNH/USD	GSC	06/13/17	CNH	20,750	2,885	(146)
CNH/USD	BNP	08/22/17	CNH	22,370	3,087	(170)
CNH/USD	JPM	08/22/17	CNH	21,401	2,954	(161)
CNH/USD	SCB	09/22/17	CNH	95,200	13,100	(585)
CNH/USD	BOA	11/13/17	CNH	4,349	596	(22)
COP/USD	BNP	01/13/17	COP	5,757,200	1,914	(6)
COP/USD	BNP	01/31/17	COP	7,330,330	2,427	122
COP/USD	BNP	02/09/17	COP	6,840,000	2,262	34
COP/USD	SCB	03/09/17	COP	6,358,700	2,094	25
EUR/USD	SCB	01/11/17	EUR	201	212	(12)
EUR/USD	DUB	02/01/17	EUR	11,519	12,144	(428)
EUR/USD	SCB	02/08/17	EUR	3,594	3,791	(146)
EUR/SEK	SCB	01/05/17	SEK	(88,360)	(9,700)	(292)
EUR/SEK	GSC	01/17/17	SEK	(4,605)	(506)	(15)
GBP/USD	GSC	03/13/17	GBP	1,725	2,130	(46)
IDR/USD	CGM	03/02/17	IDR	69,582,388	5,119	3
IDR/USD	BNP	03/07/17	IDR	23,421,995	1,722	16
IDR/USD	SCB	03/07/17	IDR	12,321,005	906	6
IDR/USD	BNP	03/23/17	IDR	14,182,775	1,041	1
IDR/USD	JPM	03/23/17	IDR	12,809,055	940	4
INR/USD	SCB	01/19/17	INR	1,207,335	17,759	(73)
INR/USD	SCB	01/19/17	INR	9,385	138	—
JPY/USD	SCB	03/15/17	JPY	554,350	4,760	(73)
KES/USD	CGM	02/06/17	KES	321,241	3,113	77
KES/USD	SCB	03/09/17	KES	33,331	321	5
KES/USD	CGM	03/13/17	KES	54,363	523	8
KES/USD	CGM	06/07/17	KES	176,760	1,673	11
MXN/USD	BNP	02/23/17	MXN	167,020	8,000	(98)
MYR/USD	BNP	01/09/17	MYR	32,925	7,338	(596)
MYR/USD	CGM	01/09/17	MYR	4,458	994	(71)
NZD/USD	GSC	01/13/17	NZD	28,013	19,454	(333)
NZD/USD	GSC	01/20/17	NZD	8,296	5,760	(99)
PHP/USD	SCB	03/16/17	PHP	215,076	4,316	68
RON/EUR	BNP	02/03/17	EUR	(1,259)	(1,327)	(11)
RON/EUR	DUB	03/02/17	EUR	(4,012)	(4,235)	(24)
RON/EUR	BOA	03/06/17	EUR	(8,470)	(8,943)	(74)
RON/EUR	BNP	03/08/17	EUR	(9,237)	(9,754)	(76)
RON/EUR	BNP	05/17/17	EUR	(1,064)	(1,127)	(4)
RON/EUR	JPM	05/17/17	EUR	(354)	(376)	(1)
RUB/USD	BNP	02/06/17	RUB	782,077	12,655	680
RUB/USD	CGM	02/06/17	RUB	67,603	1,094	32
RUB/USD	DUB	02/21/17	RUB	386,000	6,228	58
SEK/EUR	SCB	01/05/17	EUR	(9,096)	(9,576)	124
SEK/EUR	GSC	01/17/17	EUR	(4,583)	(4,829)	72
SEK/EUR	GSC	03/27/17	EUR	(4,090)	(4,324)	8
SGD/USD	BOA	01/23/17	SGD	6,985	4,823	(85)
SGD/USD	GSC	01/23/17	SGD	13,515	9,331	(162)
SGD/USD	BOA	03/06/17	SGD	5,815	4,014	(70)
THB/USD	SCB	08/03/17	THB	92,060	2,569	(74)
TWD/USD	BNP	01/10/17	TWD	16,889	524	(10)
TWD/USD	GSC	01/10/17	TWD	92,000	2,855	(92)
TWD/USD	DUB	01/12/17	TWD	66,603	2,067	5
TWD/USD	JPM	01/12/17	TWD	49,451	1,535	3
TWD/USD	BNP	01/17/17	TWD	154,033	4,783	15
TWD/USD	CGM	01/17/17	TWD	77,379	2,402	1
TWD/USD	DUB	01/17/17	TWD	71,276	2,213	6
TWD/USD	BNP	01/19/17	TWD	89,350	2,774	1
TWD/USD	GSC	01/19/17	TWD	81,902	2,543	2
TWD/USD	BNP	01/26/17	TWD	93,258	2,897	11
TWD/USD	BOA	01/26/17	TWD	84,262	2,617	9
TWD/USD	GSC	02/02/17	TWD	121,963	3,789	6
TWD/USD	SCB	02/02/17	TWD	108,518	3,372	8
TWD/USD	BNP	02/10/17	TWD	94,047	2,923	38
TWD/USD	GSC	02/10/17	TWD	104,535	3,249	38
TWD/USD	BNP	02/24/17	TWD	80,160	2,493	6
TWD/USD	CGM	02/24/17	TWD	49,459	1,538	(1)
TWD/USD	DUB	02/24/17	TWD	28,424	884	21
UGX/USD	CGM	03/09/17	UGX	3,817,410	1,035	14
UGX/USD	CGM	06/15/17	UGX	1,898,505	498	—
USD/AED	BNP	02/05/18	AED	(35,804)	(9,721)	(201)
USD/AED	BNP	02/08/18	AED	(66,790)	(18,134)	(399)
USD/AUD	BNP	02/21/17	AUD	(3,710)	(2,673)	78
USD/AUD	GSC	03/08/17	AUD	(5,812)	(4,188)	136
USD/CAD	SCB	01/09/17	CAD	(9,983)	(7,436)	125
USD/CAD	SCB	01/17/17	CAD	(11,168)	(8,319)	200
USD/CAD	DUB	02/01/17	CAD	(12,115)	(9,027)	(33)
USD/CLP	SCB	02/08/17	CLP	(2,883,000)	(4,293)	88
USD/CLP	SCB	03/07/17	CLP	(849,877)	(1,263)	—
USD/CNH	SCB	01/12/17	CNH	(17,871)	(2,554)	27
USD/CNH	CGM	02/16/17	CNH	(16,783)	(2,373)	72
USD/CNH	SCB	02/16/17	CNH	(33,078)	(4,677)	143
USD/CNH	GSC	03/15/17	CNH	(19,965)	(2,809)	216
USD/CNH	SCB	03/15/17	CNH	(28,880)	(4,063)	315
USD/CNH	CGM	03/22/17	CNH	(22,027)	(3,096)	241

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

Purchased/ Sold	Counter-party	Expiration	Notional1		Value	Unrealized Appreciation (Depreciation)
USD/CNH	GSC	03/22/17	CNH	(17,569)	(2,469)	197
USD/CNH	SCB	03/22/17	CNH	(26,354)	(3,704)	293
USD/CNH	CGM	06/13/17	CNH	(21,374)	(2,972)	213
USD/CNH	GSC	06/13/17	CNH	(20,750)	(2,885)	207
USD/CNH	BNP	08/22/17	CNH	(22,370)	(3,087)	232
USD/CNH	JPM	08/22/17	CNH	(21,401)	(2,954)	222
USD/CNH	SCB	09/22/17	CNH	(95,200)	(13,101)	815
USD/CNH	BOA	11/13/17	CNH	(4,349)	(596)	30
USD/EUR	GSC	01/11/17	EUR	(8,017)	(8,443)	597
USD/EUR	SCB	01/11/17	EUR	(4,012)	(4,225)	300
USD/EUR	JPM	01/13/17	EUR	(26,027)	(27,412)	1,964
USD/EUR	JPM	01/17/17	EUR	(3,177)	(3,347)	39
USD/EUR	SCB	01/18/17	EUR	(12,719)	(13,399)	702
USD/EUR	JPM	01/23/17	EUR	(8,521)	(8,980)	90
USD/EUR	JPM	01/25/17	EUR	(4,145)	(4,368)	144
USD/EUR	DUB	02/01/17	EUR	(4,830)	(5,092)	79
USD/EUR	SCB	02/08/17	EUR	(17,370)	(18,320)	675
USD/EUR	GSC	02/23/17	EUR	(595)	(628)	22
USD/EUR	DUB	02/27/17	EUR	(9,232)	(9,744)	22
USD/EUR	GSC	03/06/17	EUR	(22,517)	(23,775)	330
USD/EUR	SCB	03/08/17	EUR	(16,474)	(17,397)	41
USD/EUR	SCB	03/15/17	EUR	(16,330)	(17,251)	205
USD/EUR	GSC	03/29/17	EUR	(8,957)	(9,470)	(113)
USD/EUR	GSC	04/05/17	EUR	(2,100)	(2,221)	(15)
USD/INR	BNP	01/19/17	INR	(375,550)	(5,524)	(49)
USD/INR	CGM	01/19/17	INR	(841,170)	(12,372)	(111)
USD/MYR	BNP	01/09/17	MYR	(3,075)	(685)	10
USD/MYR	CGM	01/09/17	MYR	(14,880)	(3,316)	26
USD/MYR	GSC	01/09/17	MYR	(4,568)	(1,018)	9
USD/MYR	JPM	01/09/17	MYR	(8,463)	(1,887)	13
USD/MYR	SCB	01/09/17	MYR	(6,398)	(1,425)	8
USD/NOK	SCB	02/13/17	NOK	(26,069)	(3,020)	47
USD/NZD	GSC	01/13/17	NZD	(24,614)	(17,093)	279
USD/NZD	GSC	01/20/17	NZD	(8,296)	(5,760)	202
USD/NZD	CGM	02/21/17	NZD	(3,018)	(2,093)	34
USD/NZD	JPM	03/06/17	NZD	(10,562)	(7,324)	121
USD/OMR	BNP	03/23/17	OMR	(1,156)	(2,994)	(14)
USD/OMR	BNP	03/27/17	OMR	(1,156)	(2,993)	(14)
USD/OMR	BNP	05/25/17	OMR	(2,773)	(7,159)	(94)
USD/OMR	BNP	06/05/17	OMR	(4,155)	(10,721)	(122)
USD/OMR	BNP	08/14/17	OMR	(2,303)	(5,911)	(40)
USD/OMR	BNP	08/21/17	OMR	(1,721)	(4,414)	(28)
USD/OMR	BNP	08/28/17	OMR	(5,904)	(15,133)	(88)
USD/OMR	BNP	08/15/18	OMR	(347)	(862)	(25)
USD/RUB	BNP	02/06/17	RUB	(1,010,122)	(16,345)	(794)
USD/RUB	DUB	02/21/17	RUB	(234,171)	(3,778)	(35)
USD/SGD	BOA	01/23/17	SGD	(6,985)	(4,823)	111
USD/SGD	GSC	01/23/17	SGD	(15,715)	(10,850)	405
USD/SGD	BOA	03/06/17	SGD	(14,393)	(9,936)	136
USD/SGD	GSC	03/13/17	SGD	(10,613)	(7,326)	554
USD/SGD	GSC	03/30/17	SGD	(2,614)	(1,804)	118
USD/SGD	SCB	03/30/17	SGD	(6,470)	(4,466)	290
USD/SGD	SCB	04/13/17	SGD	(9,580)	(6,612)	339
USD/SGD	GSC	04/27/17	SGD	(4,390)	(3,030)	124
USD/SGD	SCB	04/27/17	SGD	(9,115)	(6,291)	258
USD/THB	DUB	08/03/17	THB	(61,130)	(1,706)	35
USD/THB	JPM	08/03/17	THB	(26,859)	(750)	1
USD/THB	SCB	08/03/17	THB	(131,997)	(3,684)	75
USD/TWD	DUB	01/10/17	TWD	(31,917)	(991)	9
USD/TWD	DUB	01/12/17	TWD	(66,603)	(2,067)	(79)
USD/TWD	JPM	01/12/17	TWD	(49,451)	(1,535)	(57)
USD/TWD	BNP	01/17/17	TWD	(76,942)	(2,389)	(101)
USD/TWD	CGM	01/17/17	TWD	(77,379)	(2,402)	(108)
USD/TWD	DUB	01/17/17	TWD	(71,276)	(2,213)	(104)
USD/TWD	JPM	01/17/17	TWD	(77,091)	(2,394)	(101)
USD/TWD	BNP	01/19/17	TWD	(89,350)	(2,774)	(131)
USD/TWD	GSC	01/19/17	TWD	(81,902)	(2,543)	(130)
USD/TWD	BOA	01/26/17	TWD	(84,262)	(2,617)	(108)
USD/TWD	JPM	01/26/17	TWD	(93,258)	(2,897)	(118)
USD/TWD	GSC	02/02/17	TWD	(121,963)	(3,789)	(163)
USD/TWD	SCB	02/02/17	TWD	(108,518)	(3,372)	(143)
USD/TWD	BNP	02/10/17	TWD	(94,047)	(2,923)	(104)
USD/TWD	GSC	02/10/17	TWD	(104,535)	(3,249)	(116)
USD/TWD	BNP	02/24/17	TWD	(80,160)	(2,493)	(105)
USD/TWD	CGM	02/24/17	TWD	(77,883)	(2,422)	(101)
USD/ZAR	JPM	02/03/17	ZAR	(65,540)	(4,742)	19
USD/ZAR	JPM	02/21/17	ZAR	(140,052)	(10,101)	(476)
ZAR/USD	JPM	02/03/17	ZAR	65,540	4,742	(2)
ZAR/USD	JPM	02/21/17	ZAR	140,052	10,101	(3)
					$(329,428)	$3,778

OTC Interest Rate Swap Agreements
Floating Rate Index	Paying/ Receiving Floating Rate	Counterparty	Fixed Rate	Expiration	Notional1		Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3-Month Emirates Interbank Offered Rate	Receiving	DUB	2.80%	06/27/21	AED	7,528	$—	$(7)
3-Month Emirates Interbank Offered Rate	Receiving	DUB	2.76%	06/27/21	AED	7,528	—	(3)
3-Month Emirates Interbank Offered Rate	Receiving	DUB	2.74%	06/27/21	AED	7,528	—	(1)
3-Month Emirates Interbank Offered Rate	Receiving	DUB	2.40%	06/28/21	AED	7,500	—	34
3-Month Emirates Interbank Offered Rate	Receiving	DUB	2.39%	06/29/21	AED	7,541	—	35
3-Month Emirates Interbank Offered Rate	Receiving	DUB	2.37%	06/29/21	AED	8,296	—	40
3-Month Emirates Interbank Offered Rate	Receiving	GSC	2.50%	06/13/21	AED	4,388	—	12
3-Month Emirates Interbank Offered Rate	Receiving	GSC	2.51%	06/15/21	AED	4,390	—	12
3-Month Emirates Interbank Offered Rate	Receiving	GSC	2.59%	06/16/21	AED	4,387	—	7
3-Month Emirates Interbank Offered Rate	Receiving	GSC	2.52%	06/21/21	AED	4,387	—	11
3-Month Emirates Interbank Offered Rate	Receiving	GSC	2.76%	06/23/21	AED	9,035	—	(4)
3-Month Emirates Interbank Offered Rate	Receiving	GSC	2.80%	06/27/21	AED	6,022	—	(5)
3-Month Emirates Interbank Offered Rate	Receiving	GSC	2.79%	06/27/21	AED	6,022	—	(4)
3-Month Moscow Prime Offered Rate	Paying	GSC	10.16%	03/18/20	RUB	1,037,597	—	1,591
3-Month New Zealand Bank Bill Forward Rate Agreement	Paying	JPM	4.06%	06/04/23	NZD	1,890	—	66
3-Month Saudi Riyal Interbank Offered Rate	Receiving	BOA	3.37%	04/11/26	SAR	9,000	—	80
3-Month Saudi Riyal Interbank Offered Rate	Receiving	BOA	3.43%	05/10/26	SAR	7,148	—	58
3-Month Saudi Riyal Interbank Offered Rate	Receiving	DUB	3.03%	08/02/20	SAR	26,901	—	(67)
3-Month Saudi Riyal Interbank Offered Rate	Receiving	DUB	3.09%	11/12/20	SAR	43,800	—	(18)
3-Month Saudi Riyal Interbank Offered Rate	Receiving	DUB	2.64%	02/25/21	SAR	15,703	—	(1)
3-Month Saudi Riyal Interbank Offered Rate	Receiving	DUB	2.76%	03/07/21	SAR	13,086	—	(20)
3-Month Saudi Riyal Interbank Offered Rate	Receiving	GSC	2.16%	08/03/20	SAR	16,320	—	104
3-Month Saudi Riyal Interbank Offered Rate	Receiving	GSC	2.35%	08/12/20	SAR	16,235	—	73
3-Month Saudi Riyal Interbank Offered Rate	Receiving	GSC	2.40%	08/17/20	SAR	17,174	—	69

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

OTC Interest Rate Swap Agreements (continued)
Floating Rate Index	Paying/ Receiving Floating Rate	Counterparty	Fixed Rate	Expiration	Notional1		Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3-Month Saudi Riyal Interbank Offered Rate	Receiving	GSC	2.40%	08/17/20	SAR	18,189	—	74
3-Month Saudi Riyal Interbank Offered Rate	Receiving	GSC	2.46%	08/19/20	SAR	20,007	—	69
3-Month Saudi Riyal Interbank Offered Rate	Receiving	GSC	3.41%	08/22/20	SAR	13,898	—	(87)
3-Month Saudi Riyal Interbank Offered Rate	Receiving	GSC	3.41%	08/22/20	SAR	27,204	—	(170)
3-Month Saudi Riyal Interbank Offered Rate	Receiving	GSC	2.26%	09/17/20	SAR	29,400	—	170
3-Month Saudi Riyal Interbank Offered Rate	Receiving	GSC	2.34%	09/21/20	SAR	29,400	—	149
3-Month Saudi Riyal Interbank Offered Rate	Receiving	GSC	2.56%	11/05/20	SAR	17,790	—	88
3-Month Saudi Riyal Interbank Offered Rate	Receiving	GSC	2.65%	02/23/21	SAR	6,543	—	(1)
3-Month Saudi Riyal Interbank Offered Rate	Receiving	GSC	2.64%	07/27/22	SAR	11,729	—	115
3-Month Saudi Riyal Interbank Offered Rate	Receiving	GSC	2.61%	07/30/22	SAR	11,728	—	120
3-Month Saudi Riyal Interbank Offered Rate	Receiving	GSC	3.46%	05/09/26	SAR	14,229	—	104
3-Month Saudi Riyal Interbank Offered Rate	Receiving	GSC	3.71%	06/06/26	SAR	6,210	—	12
3-Month Tel Aviv Interbank Offered Rate	Receiving	GSC	0.73%	09/01/21	ILS	27,569	—	35
3-Month Tel Aviv Interbank Offered Rate	Receiving	GSC	0.76%	09/02/21	ILS	24,200	—	21
Korean Won 3-Month Certificate of Deposit	Receiving	BNP	1.31%	10/07/21	KRW	8,395,145	—	113
Korean Won 3-Month Certificate of Deposit	Receiving	BOA	1.31%	10/07/21	KRW	2,969,131	—	40
Korean Won 3-Month Certificate of Deposit	Receiving	BOA	1.42%	10/27/21	KRW	3,664,882	—	34
Korean Won 3-Month Certificate of Deposit	Receiving	CGM	1.40%	10/27/21	KRW	7,922,118	—	79
							$—	$3,027

OTC Credit Default Swap Agreements
Reference Entity	Counterparty	Implied Credit Spread4	Fixed Receive/ Pay Rate7	Expiration	Notional1,6	Value5	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit default swap agreements - purchase protection2
Kingdom of Thailand, 7.07%, 09/30/13	DUB	N/A	1.00%	06/20/18	$4,900	$(55)	$(36)	$(19)
Kingdom of Thailand, 7.07%, 09/30/13	JPM	N/A	1.00%	06/20/18	4,250	(48)	(15)	(33)
Lebanese Republic, 11.63%, 05/11/16	GSC	N/A	1.00%	06/20/18	17,491	643	2,422	(1,779)
Lebanese Republic, 11.63%, 05/11/16	GSC	N/A	5.00%	12/20/18	245	(6)	(13)	7
Lebanese Republic, 11.63%, 05/11/16	GSC	N/A	5.00%	12/20/18	228	(5)	(12)	7
Penerbangan Malaysia Berhad, 5.63%, 03/15/16	BNP	N/A	1.00%	12/20/21	2,930	52	35	17
Penerbangan Malaysia Berhad, 5.63%, 03/15/16	BNP	N/A	1.00%	12/20/21	3,900	69	36	33
Penerbangan Malaysia Berhad, 5.63%, 03/15/16	BNP	N/A	1.00%	12/20/21	3,900	69	40	29
Penerbangan Malaysia Berhad, 5.63%, 03/15/16	GSC	N/A	1.00%	12/20/21	4,930	86	47	39
Penerbangan Malaysia Berhad, 5.63%, 03/15/16	JPM	N/A	1.00%	12/20/21	2,440	43	22	21
People's Republic of China, 4.25%, 10/28/14	JPM	N/A	1.00%	06/20/18	11,250	(97)	(143)	46
Republic of South Africa, 5.50%, 03/09/20	JPM	N/A	1.00%	06/20/23	5,680	486	522	(36)
Republic of South Africa, 5.50%, 03/09/20	GSC	N/A	1.00%	12/20/23	13,500	1,295	1,769	(474)
Republic of South Africa, 5.50%, 03/09/20	BNP	N/A	1.00%	12/20/25	3,170	402	592	(190)
Republic of South Africa, 5.50%, 03/09/20	BNP	N/A	1.00%	12/20/25	3,800	482	710	(228)
Republic of South Africa, 5.50%, 03/09/20	BNP	N/A	1.00%	12/20/25	1,180	150	199	(49)
Republic of South Africa, 5.50%, 03/09/20	BNP	N/A	1.00%	12/20/25	10,484	1,328	1,875	(547)
State of Qatar, 9.75%, 06/15/30	JPM	N/A	1.00%	03/20/19	900	(14)	(15)	1
State of Qatar, 9.75%, 06/15/30	BNP	N/A	1.00%	06/20/19	1,019	(17)	(19)	2
State of Qatar, 9.75%, 06/15/30	BOA	N/A	1.00%	06/20/19	1,020	(17)	(26)	9
State of Qatar, 9.75%, 06/15/30	BOA	N/A	1.00%	06/20/19	1,020	(17)	(25)	8
State of Qatar, 9.75%, 06/15/30	CGM	N/A	1.00%	06/20/19	3,830	(63)	(89)	26
State of Qatar, 9.75%, 06/15/30	DUB	N/A	1.00%	06/20/19	1,019	(17)	(18)	1
State of Qatar, 9.75%, 06/15/30	JPM	N/A	1.00%	06/20/19	1,953	(32)	(38)	6
State of Qatar, 9.75%, 06/15/30	JPM	N/A	1.00%	06/20/19	970	(16)	(25)	9
State of Qatar, 9.75%, 06/15/30	GSC	N/A	1.00%	12/20/20	5,400	(78)	66	(144)
State of Qatar, 9.75%, 06/15/30	GSC	N/A	1.00%	12/20/20	1,850	(27)	42	(69)
State of Qatar, 9.75%, 06/15/30	GSC	N/A	1.00%	12/20/20	1,930	(28)	30	(58)
State of Qatar, 9.75%, 06/15/30	BNP	N/A	1.00%	06/20/21	3,140	(36)	15	(51)
State of Qatar, 9.75%, 06/15/30	CGM	N/A	1.00%	06/20/21	270	(3)	1	(4)
State of Qatar, 9.75%, 06/15/30	CGM	N/A	1.00%	06/20/21	990	(11)	7	(18)
State of Qatar, 9.75%, 06/15/30	CGM	N/A	1.00%	06/20/21	590	(7)	3	(10)
State of Qatar, 9.75%, 06/15/30	CGM	N/A	1.00%	06/20/21	400	(5)	3	(8)
State of Qatar, 9.75%, 06/15/30	DUB	N/A	1.00%	06/20/21	1,200	(13)	8	(21)
State of Qatar, 9.75%, 06/15/30	DUB	N/A	1.00%	06/20/21	580	(6)	3	(9)
State of Qatar, 9.75%, 06/15/30	DUB	N/A	1.00%	06/20/21	600	(7)	5	(12)
State of Qatar, 9.75%, 06/15/30	GSC	N/A	1.00%	06/20/21	3,150	(36)	18	(54)
State of Qatar, 9.75%, 06/15/30	GSC	N/A	1.00%	06/20/21	920	(10)	—	(10)
State of Qatar, 9.75%, 06/15/30	GSC	N/A	1.00%	06/20/21	1,190	(13)	10	(23)

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

OTC Credit Default Swap Agreements (continued)
Reference Entity	Counterparty	Implied Credit Spread4	Fixed Receive/ Pay Rate7	Expiration	Notional1,6	Value5	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
State of Qatar, 9.75%, 06/15/30	GSC	N/A	1.00%	06/20/21	530	(6)	3	(9)
State of Qatar, 9.75%, 06/15/30	GSC	N/A	1.00%	12/20/23	700	3	2	1
State of Qatar, 9.75%, 06/15/30	GSC	N/A	1.00%	12/20/23	2,506	13	4	9
United Mexican States, 5.95%, 03/19/19	BNP	N/A	1.00%	06/20/23	1,211	58	27	31
					$133,166	$4,489	$8,042	$(3,553)
Credit default swap agreements - sell protection3
Federative Republic of Brazil, 4.25%, 01/07/25	BOA	2.75%	1.00%	12/20/21	$(5,176)	$(410)	$(470)	$60
Federative Republic of Brazil, 4.25%, 01/07/25	BOA	2.75%	1.00%	12/20/21	(7,985)	(632)	(737)	105
Federative Republic of Brazil, 4.25%, 01/07/25	DUB	2.75%	1.00%	12/20/21	(1,668)	(132)	(153)	21
Kingdom of Saudi Arabia, 0.00%, 12/31/2222	CGM	1.01%	1.00%	06/20/21	(2,580)	—	(67)	67
Kingdom of Saudi Arabia, 0.00%, 12/31/2222	CGM	1.01%	1.00%	06/20/21	(1,030)	—	(26)	26
Kingdom of Saudi Arabia, 0.00%, 12/31/2222	CGM	1.01%	1.00%	06/20/21	(1,030)	—	(26)	26
Kingdom of Saudi Arabia, 0.00%, 12/31/2222	CIT	0.86%	1.00%	12/20/20	(783)	5	(19)	24
Kingdom of Saudi Arabia, 0.00%, 12/31/2222	CIT	0.86%	1.00%	12/20/20	(780)	4	(21)	25
Kingdom of Saudi Arabia, 0.00%, 12/31/2222	CIT	0.86%	1.00%	12/20/20	(3,200)	18	(76)	94
Kingdom of Saudi Arabia, 0.00%, 12/31/2222	CIT	0.86%	1.00%	12/20/20	(4,080)	24	(95)	119
Kingdom of Saudi Arabia, 0.00%, 12/31/2222	DUB	0.86%	1.00%	12/20/20	(780)	4	(19)	23
Kingdom of Saudi Arabia, 0.00%, 12/31/2222	GSC	1.01%	1.00%	06/20/21	(2,150)	—	(56)	56
Kingdom of Saudi Arabia, 0.00%, 12/31/2222	GSC	1.01%	1.00%	06/20/21	(670)	—	(17)	17
Kingdom of Saudi Arabia, 0.00%, 12/31/2222	JPM	1.01%	1.00%	06/20/21	(1,020)	—	(26)	26
Republic of the Philippines, 10.63%, 03/16/25	BNP	1.10%	1.00%	12/20/21	(1,435)	(6)	(13)	7
Republic of the Philippines, 10.63%, 03/16/25	GSC	1.10%	1.00%	12/20/21	(4,901)	(21)	(33)	12
Republic of Turkey, 11.88%, 01/15/30	BNP	2.12%	1.00%	06/20/20	(1,740)	(64)	(88)	24
Republic of Turkey, 11.88%, 01/15/30	BNP	3.11%	1.00%	06/20/23	(2,000)	(234)	(120)	(114)
Republic of Turkey, 11.88%, 01/15/30	BNP	3.40%	1.00%	12/20/26	(6,175)	(1,121)	(1,049)	(72)
Republic of Turkey, 11.88%, 01/15/30	BNP	3.40%	1.00%	12/20/26	(5,928)	(1,076)	(1,007)	(69)
Republic of Turkey, 11.88%, 01/15/30	BNP	3.11%	1.00%	06/20/23	(2,236)	(262)	(128)	(134)
Republic of Turkey, 11.88%, 01/15/30	BNP	2.22%	1.00%	09/20/20	(4,400)	(187)	(343)	156
Republic of Turkey, 11.88%, 01/15/30	GSC	3.40%	1.00%	12/20/26	(2,470)	(448)	(422)	(26)
Republic of Turkey, 11.88%, 01/15/30	GSC	1.28%	1.00%	09/20/18	(3,300)	(14)	(65)	51
Republic of Turkey, 11.88%, 01/15/30	GSC	1.28%	1.00%	09/20/18	(2,570)	(11)	(52)	41
Republic of Turkey, 11.88%, 01/15/30	GSC	1.28%	1.00%	09/20/18	(5,450)	(25)	(115)	90
Republic of Turkey, 11.88%, 01/15/30	GSC	2.12%	1.00%	06/20/20	(2,220)	(82)	(94)	12
Republic of Turkey, 11.88%, 01/15/30	GSC	0.82%	1.00%	12/20/17	(1,060)	2	(19)	21
Republic of Turkey, 11.88%, 01/15/30	MSC	1.28%	1.00%	09/20/18	(3,300)	(14)	(67)	53
Republic of Turkey, 11.88%, 01/15/30	MSC	1.28%	1.00%	09/20/18	(5,450)	(24)	(116)	92
Republic of Turkey, 11.88%, 01/15/30	MSC	1.28%	1.00%	09/20/18	(7,980)	(36)	(162)	126
Republic of Turkey, 11.88%, 01/15/30	MSC	1.28%	1.00%	09/20/18	(1,090)	(5)	(23)	18
Republic of Turkey, 11.88%, 01/15/30	MSC	1.28%	1.00%	09/20/18	(1,600)	(8)	(34)	26
Republic of Turkey, 11.88%, 01/15/30	MSC	1.28%	1.00%	09/20/18	(1,100)	(5)	(21)	16
United Mexican States, 5.95%, 03/19/19	BNP	1.55%	1.00%	12/20/21	(10,430)	(261)	(332)	71
United Mexican States, 5.95%, 03/19/19	BNP	1.55%	1.00%	12/20/21	(6,201)	(155)	(195)	40
United Mexican States, 5.95%, 03/19/19	BNP	1.55%	1.00%	12/20/21	(4,709)	(118)	(148)	30
United Mexican States, 5.95%, 03/19/19	BNP	1.55%	1.00%	12/20/21	(5,958)	(149)	(174)	25
United Mexican States, 5.95%, 03/19/19	BOA	1.55%	1.00%	12/20/21	(4,707)	(118)	(136)	18
United Mexican States, 5.95%, 03/19/19	CGM	1.55%	1.00%	12/20/21	(4,621)	(116)	(141)	25
United Mexican States, 5.95%, 03/19/19	GSC	1.55%	1.00%	12/20/21	(2,222)	(56)	(79)	23
United Mexican States, 5.95%, 03/19/19	GSC	1.55%	1.00%	12/20/21	(3,288)	(83)	(97)	14
					$(141,473)	$(5,816)	$(7,081)	$1,265

1Notional amount is stated in USD unless otherwise noted.

2If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the referenced obligation agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

3If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the referenced obligation and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the reference obligation or underlying securities comprising the referenced index.

4Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues and sovereign issues serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the applicable agreement.

5The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

6The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs is limited to the total notional amount which is defined under the terms of each swap agreement.

7If the Fund is a buyer of protection, the Fund pays the fixed rate. If the Fund is a seller of protection, the Fund receives the fixed rate.

‡. The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Jackson Variable Series Trust Board of Trustees.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
JNL/Epoch Global Shareholder Yield Fund
COMMON STOCKS 97.3%
Australia 3.3%
Commonwealth Bank of Australia	10	$581
Sonic Health Care Ltd.	31	480
Telstra Corp. Ltd.	248	913
Westpac Banking Corp.	33	782
		2,756
Canada 4.9%
Agrium Inc. (a)	5	548
BCE Inc.	32	1,392
Rogers Communications Inc. - Class B	24	909
Royal Bank of Canada	9	625
TELUS Corp.	18	571
		4,045
France 6.8%
AXA SA	34	868
Compagnie Generale des Etablissements Michelin	6	696
Sanofi SA	8	669
SCOR SE	17	593
Total SA	25	1,294
Unibail-Rodamco SE	4	993
Vinci SA	8	565
		5,678
Germany 8.4%
Allianz SE	4	668
BASF SE	11	981
Daimler AG	14	1,024
Deutsche Post AG	28	912
Deutsche Telekom AG	49	840
Muenchener Rueckversicherungs AG	7	1,360
Siemens AG	10	1,172
		6,957
Italy 1.9%
Snam Rete Gas SpA	107	440
Terna Rete Elettrica Nazionale SpA	253	1,158
		1,598
Netherlands 1.5%
Royal Dutch Shell Plc - Class A - ADR	22	1,203
Norway 2.1%
Orkla ASA	82	741
Statoil ASA	52	955
		1,696
Singapore 1.1%
Singapore Exchange Ltd.	89	439
Singapore Telecommunications Ltd.	203	509
		948
Spain 0.7%
Gas Natural SDG SA	29	537
Sweden 0.7%
Svenska Handelsbanken AB - Class A	43	597
Switzerland 3.5%
Nestle SA	7	469
Novartis AG	8	565
Roche Holding AG	4	875
Swisscom AG	2	1,020
		2,929
Taiwan 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	30	850
United Kingdom 13.0%
AstraZeneca Plc - ADR	35	969
BAE Systems Plc	141	1,025
British American Tobacco Plc	20	1,109
Diageo Plc	22	579
	Shares/Par†	Value
GlaxoSmithKline Plc	58	1,120
Imperial Brands Plc	25	1,103
National Grid Plc	113	1,314
Sky Plc	77	944
SSE Plc	39	750
Unilever Plc	18	713
Vodafone Group Plc	482	1,187
		10,813
United States of America 48.4%
AbbVie Inc.	15	913
Altria Group Inc.	21	1,387
Ameren Corp.	21	1,093
Arthur J Gallagher & Co.	10	500
AT&T Inc.	38	1,616
Automatic Data Processing Inc.	6	626
BlackRock Inc.	2	584
CenturyLink Inc.	20	477
Cisco Systems Inc.	29	884
CME Group Inc.	7	802
Coca-Cola Co.	11	476
Dominion Resources Inc.	8	647
Dow Chemical Co.	19	1,068
Duke Energy Corp.	18	1,403
Eaton Corp. Plc	10	677
Emerson Electric Co.	11	638
Entergy Corp.	16	1,155
Enterprise Products Partners LP	32	852
Exxon Mobil Corp.	12	1,110
Iron Mountain Inc.	26	845
Johnson & Johnson	5	575
Kimberly-Clark Corp.	7	784
Lockheed Martin Corp.	3	737
McDonald's Corp.	9	1,076
Merck & Co. Inc.	11	655
Microchip Technology Inc.	10	627
Microsoft Corp.	10	633
Occidental Petroleum Corp.	16	1,111
People's United Financial Inc.	33	629
PepsiCo Inc.	5	543
Pfizer Inc.	15	502
Philip Morris International Inc.	15	1,406
PPL Corp.	42	1,424
Procter & Gamble Co.	8	654
QUALCOMM Inc.	17	1,128
Regal Entertainment Group - Class A (a)	31	632
Reynolds American Inc.	27	1,493
Southern Co.	14	684
Texas Instruments Inc.	13	912
United Parcel Service Inc. - Class B	6	711
Verizon Communications Inc.	28	1,477
Waste Management Inc.	10	713
WEC Energy Group Inc.	20	1,198
Wells Fargo & Co.	11	631
Welltower Inc.	22	1,489
		40,177
Total Common Stocks (cost $79,739)		80,784
SHORT TERM INVESTMENTS 1.4%
Securities Lending Collateral 1.4%
Securities Lending Cash Collateral Fund LLC, 0.50% (b) (c)	1,214	1,214
Total Short Term Investments (cost $1,214)		1,214
Total Investments 98.7% (cost $80,953)		81,998
Other Derivative Instruments (0.0)%		(6)
Other Assets and Liabilities, Net 1.3%		1,064
Total Net Assets 100.0%		$83,056

(a) All or portion of the security was on loan.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2016.

The following schedules reflect the derivative investments for JNL/Epoch Global Shareholder Yield Fund at December 31, 2016:

Forward Foreign Currency Contracts

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

Purchased/ Sold	Counter-party	Expiration	Notional[1]		Value	Unrealized Appreciation (Depreciation)
USD/AUD	BBH	01/04/17	AUD	(128)	$(92)	$—
USD/CAD	BBH	01/04/17	CAD	(126)	(94)	(1)
USD/CHF	BBH	01/03/17	CHF	(95)	(93)	(1)
USD/EUR	BBH	01/03/17	EUR	(476)	(502)	(2)
USD/GBP	BBH	01/03/17	GBP	(244)	(301)	(2)
USD/NOK	BBH	01/03/17	NOK	(493)	(57)	—
USD/SEK	BBH	01/03/17	SEK	(95)	(10)	—
USD/SGD	BBH	01/05/17	SGD	(47)	(32)	—
					$(1,181)	$(6)

1Notional amount is stated in USD unless otherwise noted.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
JNL/FAMCO Flex Core Covered Call Fund
COMMON STOCKS 100.7%
Consumer Discretionary 11.2%
AutoZone Inc. (a) (b)	4	$2,922
CBS Corp. - Class B (b)	41	2,602
Home Depot Inc. (b)	21	2,802
Walt Disney Co. (b)	26	2,668
Whirlpool Corp. (b)	19	3,417
		14,411
Consumer Staples 5.7%
Kimberly-Clark Corp. (b)	17	1,929
PepsiCo Inc. (b)	51	5,378
		7,307
Energy 9.7%
Chevron Corp. (b)	34	4,037
Halliburton Co. (b)	78	4,246
Valero Energy Corp. (b)	61	4,174
		12,457
Financials 20.9%
American Express Co. (b)	44	3,260
Bank of America Corp. (b)	208	4,599
BlackRock Inc. (b)	11	4,072
Goldman Sachs Group Inc. (b)	20	4,765
JPMorgan Chase & Co. (b)	65	5,609
U.S. Bancorp (b)	89	4,582
		26,887
Health Care 17.2%
Allergan Plc (a) (b)	18	3,696
Amgen Inc. (b)	22	3,144
Cardinal Health Inc. (b)	37	2,684
Express Scripts Holding Co. (a)	35	2,394
Johnson & Johnson (b)	38	4,378
Pfizer Inc. (b)	136	4,421
	Shares/Par†	Value
Zimmer Biomet Holdings Inc. (b)	14	1,455
		22,172
Industrials 14.0%
General Electric Co. (b)	88	2,787
Honeywell International Inc. (b)	43	4,982
Lockheed Martin Corp. (b)	10	2,599
Raytheon Co. (b)	33	4,714
Union Pacific Corp. (b)	28	2,903
		17,985
Information Technology 16.4%
Apple Inc. (b)	46	5,374
Cisco Systems Inc. (b)	160	4,829
International Business Machines Corp. (b)	17	2,855
Oracle Corp. (b)	99	3,791
QUALCOMM Inc. (b)	66	4,310
		21,159
Materials 3.6%
Dow Chemical Co. (b)	80	4,595
Telecommunication Services 2.0%
Verizon Communications Inc. (b)	50	2,664
Total Common Stocks (cost $114,947)		129,637
SHORT TERM INVESTMENTS 1.6%
Investment Companies 1.6%
JNL Money Market Fund, 0.34% (c) (d)	2,005	2,005
Total Short Term Investments (cost $2,005)		2,005
Total Investments 102.3% (cost $116,952)		131,642
Other Derivative Instruments (1.8)%		(2,331)
Other Assets and Liabilities, Net (0.5)%		(595)
Total Net Assets 100.0%		$128,716

(a) Non-income producing security.

(b) All or a portion of the security is subject to a written call option.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2016.

The following schedules reflect the derivative investments for JNL/FAMCO Flex Core Covered Call Fund at December 31, 2016:

Exchange Traded Written Options
Reference Entity	Put/Call	Exercise Price	Expiration	Notional1/ Contracts†	Value
Options on Securities
Allergan Plc	Call	210.00	02/17/17	176	$(185)
American Express Co.	Call	75.00	01/20/17	56	(7)
American Express Co.	Call	75.00	01/20/17	384	(52)
Amgen Inc.	Call	155.00	02/17/17	215	(42)
Apple Inc.	Call	120.00	02/17/17	464	(90)
AutoZone Inc.	Call	800.00	01/20/17	33	(30)
AutoZone Inc.	Call	810.00	03/17/17	4	(9)
Bank of America Corp.	Call	24.00	02/17/17	648	(20)
Bank of America Corp.	Call	24.00	02/17/17	1,433	(44)
BlackRock Inc.	Call	410.00	04/21/17	107	(76)
Cardinal Health Inc.	Call	72.50	03/17/17	373	(117)
CBS Corp.	Call	67.50	03/17/17	409	(62)
Chevron Corp.	Call	115.00	02/17/17	343	(166)
Cisco Systems Inc.	Call	32.00	02/17/17	1,598	(35)
Dow Chemical Co.	Call	60.00	03/17/17	803	(96)
General Electric Co.	Call	32.00	01/20/17	882	(32)
Goldman Sachs Group Inc.	Call	245.00	01/20/17	80	(33)
Goldman Sachs Group Inc.	Call	245.00	01/20/17	119	(50)
Halliburton Co.	Call	57.50	01/20/17	253	(7)
Halliburton Co.	Call	57.50	01/20/17	532	(14)
Home Depot Inc.	Call	130.00	01/20/17	209	(108)
Honeywell International Inc.	Call	120.00	03/17/17	430	(81)
International Business Machines Corp.	Call	175.00	02/17/17	172	(24)
Johnson & Johnson	Call	115.00	01/20/17	380	(63)
JPMorgan Chase & Co.	Call	90.00	02/17/17	650	(77)
Kimberly-Clark Corp.	Call	115.00	01/20/17	169	(21)
Lockheed Martin Corp.	Call	280.00	03/17/17	104	(8)
Oracle Corp.	Call	41.00	01/20/17	501	(1)
Oracle Corp.	Call	40.00	03/17/17	485	(33)
PepsiCo Inc.	Call	105.00	01/20/17	514	(62)
Pfizer Inc.	Call	33.00	02/17/17	31	(2)

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

Exchange Traded Written Options (continued)
Reference Entity	Put/Call	Exercise Price	Expiration	Notional1/ Contracts†	Value
Pfizer Inc.	Call	33.00	02/17/17	1,330	(82)
Qualcomm Inc.	Call	70.00	01/20/17	162	(2)
Qualcomm Inc.	Call	70.00	01/20/17	499	(6)
Raytheon Co.	Call	160.00	05/19/17	8	(1)
Raytheon Co.	Call	160.00	05/19/17	324	(44)
U.S. Bancorp	Call	55.00	03/17/17	892	(48)
Union Pacific Corp.	Call	100.00	01/20/17	280	(146)
Valero Energy Corp.	Call	70.00	01/20/17	191	(19)
Valero Energy Corp.	Call	72.50	01/20/17	420	(18)
Verizon Communications Inc.	Call	52.50	06/16/17	499	(126)
Walt Disney Co.	Call	107.00	01/27/17	256	(18)
Whirlpool Corp.	Call	185.00	03/17/17	188	(147)
Zimmer Biomet Holdings Inc.	Call	110.00	03/17/17	141	(27)
					$(2,331)

Summary of Written Options
	Number of Contracts†	Premiums
Options outstanding at December 31, 2015	22,709	3,980
Options written during the year	142,460	21,489
Options closed during the year	(123,174)	(19,886)
Options exercised during the year	(2,989)	(443)
Options expired during the year	(21,259)	(2,485)
Options outstanding at December 31, 2016	17,747	2,655

1Notional amount is stated in USD unless otherwise noted.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
JNL/Lazard International Strategic Equity Fund
COMMON STOCKS 99.1%
Australia 3.4%
Amcor Ltd.	101	$1,086
Caltex Australia Ltd.	62	1,365
		2,451
Belgium 2.5%
Anheuser-Busch InBev NV	17	1,759
Bermuda 0.7%
Signet Jewelers Ltd.	5	486
Canada 5.5%
Alimentation Couche-Tard Inc.	23	1,062
MacDonald Dettwiler & Associates Ltd.	13	641
National Bank of Canada	21	861
Suncor Energy Inc.	40	1,312
		3,876
Denmark 3.4%
Carlsberg A/S - Class B	23	1,966
Nets Holdings A/S (a)	26	460
		2,426
Finland 4.3%
Sampo Oyj - Class A	69	3,085
France 8.6%
Elior	43	986
Faurecia	17	662
Iliad SA	5	958
Valeo SA	35	2,018
Vivendi SA	78	1,477
		6,101
Germany 2.6%
Fresenius SE & Co. KGaA	14	1,071
Symrise AG	13	795
		1,866
Hong Kong 2.3%
AIA Group Ltd.	288	1,611
Ireland 5.9%
Accenture Plc - Class A	7	771
CRH Plc	33	1,124
James Hardie Industries SE - CDI	49	775
Kerry Group Plc - Class A	16	1,146
Permanent TSB Group Holdings Plc (a)	130	378
		4,194
Israel 2.4%
Frutarom Industries Ltd.	12	598
Israel Discount Bank Ltd. - Class A (a)	536	1,111
		1,709
Italy 1.2%
Banca Mediolanum SpA	116	834
Japan 17.2%
AEON Financial Service Co. Ltd.	96	1,699
Asics Corp.	64	1,279
	Shares/Par†	Value
Daiwa House Industry Co. Ltd.	101	2,757
Don Quijote Holdings Co. Ltd.	75	2,764
Fanuc Ltd.	8	1,389
Makita Corp.	19	1,283
Shimano Inc.	7	1,034
		12,205
Netherlands 1.4%
Wolters Kluwer NV	28	999
New Zealand 2.1%
Z Energy Ltd.	303	1,526
Norway 5.2%
Europris ASA	97	414
Statoil ASA	106	1,942
Telenor ASA	89	1,331
		3,687
Singapore 1.1%
DBS Group Holdings Ltd.	65	777
Sweden 3.3%
Assa Abloy AB - Class B	74	1,377
Swedbank AB - Class A	42	1,005
		2,382
Switzerland 2.4%
Actelion Ltd.	4	790
Cie Financiere Richemont SA	14	922
		1,712
United Kingdom 23.6%
Aon Plc - Class A	10	1,132
Ashtead Group Plc	27	532
Associated British Foods Plc	32	1,071
British American Tobacco Plc	42	2,368
Compass Group Plc	82	1,518
ConvaTec Group Plc (a)	159	459
Diageo Plc	60	1,551
Informa Plc	235	1,965
London Stock Exchange Group Plc	36	1,291
Rentokil Initial Plc	271	741
Shire Plc	41	2,355
Spire Healthcare Group Plc	216	899
Worldpay Group Plc	258	857
		16,739
Total Common Stocks (cost $70,940)		70,425
SHORT TERM INVESTMENTS 0.7%
Investment Companies 0.7%
JNL Money Market Fund, 0.34% (b) (c)	515	515
Total Short Term Investments (cost $515)		515
Total Investments 99.8% (cost $71,455)		70,940
Other Derivative Instruments (0.0)%		(1)
Other Assets and Liabilities, Net 0.2%		110
Total Net Assets 100.0%		$71,049

(a) Non-income producing security.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2016.

The following schedules reflect the derivative investments for JNL/Lazard International Strategic Equity Fund at December 31, 2016:

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional[1]		Value	Unrealized Appreciation (Depreciation)
GBP/USD	SSB	01/03/17	GBP	12	$15	$—
GBP/USD	SSB	01/04/17	GBP	3	3	—
USD/CAD	SSB	01/03/17	CAD	(31)	(23)	—
USD/CAD	SSB	01/04/17	CAD	(30)	(23)	—
USD/JPY	SSB	01/04/17	JPY	(11,272)	(96)	(1)
USD/JPY	SSB	01/05/17	JPY	(2,973)	(25)	—
					$(149)	$(1)

1Notional amount is stated in USD unless otherwise noted.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
JNL/Neuberger Berman Currency Fund
GOVERNMENT AND AGENCY OBLIGATIONS 60.3%
U.S. Government Agency Obligations 47.0%
Federal Farm Credit Bank
0.66%, 01/03/17 (a) (b)	3,000	$3,000
4.88%, 01/17/17 (b)	4,250	4,259
0.72%, 02/13/17 (a) (b)	6,850	6,851
0.66%, 02/22/17 (b)	2,000	2,001
0.79%, 04/26/17 (a) (b)	2,850	2,852
0.65%, 05/08/17 (b)	1,630	1,630
Federal Home Loan Bank
0.70%, 02/24/17 (b)	3,000	3,000
0.75%, 03/02/17 (b)	2,170	2,170
0.72%, 03/06/17 (b)	2,000	2,000
0.88%, 03/10/17 - 05/24/17 (b)	5,365	5,368
0.42%, 04/24/17 (a) (b)	12,000	11,998
0.75%, 05/25/17 (b)	1,500	1,501
Federal Home Loan Mortgage Corp.
0.88%, 02/22/17 (b)	18,500	18,507
1.00%, 03/08/17 (b)	5,500	5,504
0.67%, 05/30/17 (b)	2,200	2,200
Federal National Mortgage Association
0.75%, 03/14/17 (b)	1,850	1,850
1.13%, 04/27/17 (b)	9,367	9,381
5.00%, 05/11/17 (b)	8,324	8,451
	Shares/Par†	Value
5.38%, 06/12/17 (b)	6,000	6,123
		98,646
U.S. Treasury Securities 13.3%
U.S. Treasury Note
0.63%, 02/15/17	28,000	28,004
Total Government And Agency Obligations (cost $126,673)		126,650
SHORT TERM INVESTMENTS 39.1%
Investment Companies 3.4%
JNL Money Market Fund, 0.34% (c) (d)	7,190	7,190
Treasury Securities 33.3%
U.S. Treasury Bill
0.45%, 01/12/17 - 02/09/17	70,000	69,979
U.S. Government Agency Obligations 2.4%
Federal Farm Credit Bank
0.44%, 01/23/17 (b)	5,000	4,999
Total Short Term Investments (cost $82,169)		82,168
Total Investments 99.4% (cost $208,842)		208,818
Other Derivative Instruments 0.6%		1,212
Other Assets and Liabilities, Net 0.0%		130
Total Net Assets 100.0%		$210,160

(a) The security or securities in this category have a variable rate. Rate stated was in effect as of December 31, 2016.

(b) The security is a direct debt of the agency and not collateralized by mortgages.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2016.

The following schedules reflect the derivative investments for JNL/Neuberger Berman Currency Fund at December 31, 2016:

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional1		Value	Unrealized Appreciation (Depreciation)
AUD/USD	GSC	02/15/17	AUD	40,313	$29,059	$(1,463)
AUD/USD	RBC	02/15/17	AUD	1,629	1,174	(76)
AUD/USD	SGB	02/15/17	AUD	44,126	31,808	(1,864)
AUD/USD	SSB	02/15/17	AUD	27,729	19,988	(565)
CAD/USD	GSC	02/15/17	CAD	12,710	9,471	52
CAD/USD	SGB	02/15/17	CAD	113,244	84,388	(418)
CAD/USD	SGB	02/15/17	CAD	1,914	1,426	—
CAD/USD	SSB	02/15/17	CAD	36,680	27,333	(123)
CHF/USD	GSC	02/15/17	CHF	12,578	12,389	(385)
CHF/USD	SGB	02/15/17	CHF	2,659	2,619	(33)
CHF/USD	SSB	02/15/17	CHF	66,860	65,850	(2,999)
CHF/USD	SSB	02/15/17	CHF	4,294	4,229	34
EUR/USD	GSC	02/15/17	EUR	34,925	36,845	(1,187)
EUR/USD	RBC	02/15/17	EUR	818	863	(39)
EUR/USD	SGB	02/15/17	EUR	14,915	15,735	(258)
EUR/USD	SSB	02/15/17	EUR	13,501	14,242	(221)
GBP/USD	GSC	02/15/17	GBP	17,579	21,690	(315)
GBP/USD	RBC	02/15/17	GBP	9,351	11,537	(89)
GBP/USD	SGB	02/15/17	GBP	13,189	16,272	(300)
GBP/USD	SSB	02/15/17	GBP	2,208	2,725	(15)
JPY/USD	GSC	02/15/17	JPY	1,959,011	16,799	(1,236)
JPY/USD	RBC	02/15/17	JPY	4,574,188	39,226	(4,715)
JPY/USD	SGB	02/15/17	JPY	3,040,749	26,076	(1,626)
JPY/USD	SSB	02/15/17	JPY	1,113,273	9,547	(318)
JPY/USD	SSB	02/15/17	JPY	925,956	7,941	81
MXN/USD	GSC	02/15/17	MXN	101,733	4,877	(267)
MXN/USD	GSC	02/15/17	MXN	39,549	1,896	36
NOK/USD	GSC	02/15/17	NOK	117,913	13,658	(244)
NOK/USD	RBC	02/15/17	NOK	72,368	8,382	(267)
NOK/USD	SGB	02/15/17	NOK	332,394	38,506	(1,582)
NOK/USD	SSB	02/15/17	NOK	238,133	27,586	(909)
NZD/USD	GSC	02/15/17	NZD	21,444	14,876	(700)
NZD/USD	RBC	02/15/17	NZD	53,171	36,886	(1,913)
NZD/USD	SGB	02/15/17	NZD	24,230	16,809	(687)
NZD/USD	SSB	02/15/17	NZD	27,098	18,799	(307)
SEK/USD	GSC	02/15/17	SEK	371,628	40,901	(460)
SEK/USD	RBC	02/15/17	SEK	310,320	34,154	(359)
SEK/USD	SGB	02/15/17	SEK	56,934	6,267	35
SEK/USD	SSB	02/15/17	SEK	19,145	2,107	(23)
SEK/USD	SSB	02/15/17	SEK	121,362	13,358	156
USD/AUD	GSC	02/15/17	AUD	(38,793)	(27,964)	1,751
USD/AUD	RBC	02/15/17	AUD	(25,241)	(18,194)	1,121
USD/AUD	SGB	02/15/17	AUD	(10,259)	(7,395)	232
USD/AUD	SSB	02/15/17	AUD	(70,044)	(50,491)	2,875
USD/CAD	GSC	02/15/17	CAD	(11,807)	(8,799)	(14)
USD/CAD	GSC	02/15/17	CAD	(58,823)	(43,834)	205
USD/CAD	RBC	02/15/17	CAD	(3,710)	(2,765)	(4)
USD/CAD	RBC	02/15/17	CAD	(94,323)	(70,288)	206
USD/CAD	SGB	02/15/17	CAD	(19,083)	(14,220)	133
USD/CAD	SSB	02/15/17	CAD	(15,686)	(11,689)	(61)
USD/CAD	SSB	02/15/17	CAD	(5,327)	(3,970)	22
USD/CHF	GSC	02/15/17	CHF	(5,538)	(5,454)	65
USD/CHF	RBC	02/15/17	CHF	(27,561)	(27,144)	1,208
USD/CHF	SGB	02/15/17	CHF	(71,449)	(70,370)	3,239
USD/CHF	SSB	02/15/17	CHF	(6,510)	(6,412)	60
USD/EUR	GSC	02/15/17	EUR	(7,592)	(8,008)	97
USD/EUR	RBC	02/15/17	EUR	(189)	(199)	10
USD/EUR	SGB	02/15/17	EUR	(12,756)	(13,458)	315
USD/EUR	SSB	02/15/17	EUR	(10,304)	(10,871)	(64)
USD/EUR	SSB	02/15/17	EUR	(43,098)	(45,464)	1,384
USD/GBP	GSC	02/15/17	GBP	(19,679)	(24,282)	387
USD/GBP	RBC	02/15/17	GBP	(1,376)	(1,698)	25
USD/GBP	SGB	02/15/17	GBP	(3,320)	(4,097)	46
USD/GBP	SSB	02/15/17	GBP	(13,614)	(16,796)	318
USD/JPY	GSC	02/15/17	JPY	(1,854,324)	(15,903)	1,175
USD/JPY	RBC	02/15/17	JPY	(328,616)	(2,818)	232
USD/JPY	SGB	02/15/17	JPY	(3,793,389)	(32,531)	3,162
USD/JPY	SSB	02/15/17	JPY	(2,092,346)	(17,942)	1,955
USD/MXN	SSB	02/15/17	MXN	(89,435)	(4,288)	272
USD/NOK	GSC	02/15/17	NOK	(212,017)	(24,560)	1,142
USD/NOK	RBC	02/15/17	NOK	(9,412)	(1,090)	43
USD/NOK	SGB	02/15/17	NOK	(127,361)	(14,754)	313
USD/NOK	SSB	02/15/17	NOK	(107,817)	(12,490)	144
USD/NZD	GSC	02/15/17	NZD	(39,382)	(27,320)	609
USD/NZD	SGB	02/15/17	NZD	(114,732)	(79,593)	3,678
USD/NZD	SSB	02/15/17	NZD	(12,405)	(8,606)	384
USD/SEK	GSC	02/15/17	SEK	(86,979)	(9,572)	(100)
USD/SEK	GSC	02/15/17	SEK	(273,630)	(30,115)	180

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

Purchased/ Sold	Counter-party	Expiration	Notional[1]		Value	Unrealized Appreciation (Depreciation)
USD/SEK	SGB	02/15/17	SEK	(86,112)	(9,478)	(37)
USD/SEK	SGB	02/15/17	SEK	(69,942)	(7,698)	92
USD/SEK	SSB	02/15/17	SEK	(12,219)	(1,345)	(24)
USD/SEK	SSB	02/15/17	SEK	(53,726)	(5,913)	5
					$(11,584)	$1,212

1Notional amount is stated in USD unless otherwise noted.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund (a)
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 19.3%
Ally Auto Receivables Trust
Series 2015-A2-1, 0.92%, 02/15/18	110	$110
BMW Vehicle Owner Trust
Series 2016-A2A-A, 0.99%, 03/26/18	430	430
Capital One Multi-Asset Execution Trust
Series 2007-A2-A2, 0.78%, 02/15/17 (b)	1,000	1,000
Chase Issuance Trust
Series 2012-A2-A2, 0.97%, 05/15/17 (b)	1,000	1,000
Huntington Auto Trust
Series 2016-A2-1, 1.29%, 04/16/18	175	175
Penarth Master Issuer Plc
Series 2015-A1-2A, 1.14%, 05/18/17 (b) (c)	1,055	1,055
Toyota Auto Receivables Owner Trust
Series 2016-A2A-D, 1.06%, 05/15/19	115	115
USAA Auto Owner Trust
Series 2015-A2-1, 0.82%, 01/17/17	76	76
Total Non-U.S. Government Agency Asset-Backed Securities (cost $3,961)		3,961
CORPORATE BONDS AND NOTES 53.1%
Consumer Discretionary 3.2%
Comcast Corp.
6.50%, 01/15/17	110	110
NBCUniversal Enterprise Inc.
1.56%, 04/15/18 (b) (c)	275	277
Thomson Reuters Corp.
1.30%, 02/23/17	265	265
		652
Energy 6.0%
BP Capital Markets Plc
1.85%, 05/05/17	125	125
Chevron Corp.
1.41%, 05/16/18 (b)	385	386
Enterprise Products Operating LLC
6.30%, 09/15/17	290	299
Shell International Finance BV
1.20%, 05/10/17 (b)	430	430
		1,240
Financials 21.2%
Anheuser-Busch InBev Finance Inc.
1.08%, 01/27/17 (b)	350	350
Bank of America NA
1.25%, 02/14/17	250	250
Berkshire Hathaway Finance Corp.
1.65%, 03/15/19 (b)	240	243
Berkshire Hathaway Inc.
1.90%, 01/31/17	95	95
Citigroup Inc.
1.81%, 12/07/18 (b)	350	352
Ford Motor Credit Co. LLC
1.66%, 01/17/17 (b)	300	300
Goldman Sachs Group Inc.
1.57%, 06/04/17 (b)	200	200
John Deere Capital Corp.
1.17%, 01/16/18 (b)	215	215
JPMorgan Chase & Co.
1.78%, 01/25/18 (b)	490	493
Mizuho Bank Ltd.
1.45%, 09/25/17 (b) (c)	625	625
Morgan Stanley
1.73%, 01/24/19 (b)	370	372
Toyota Motor Credit Corp.
1.10%, 02/16/17 (b)	40	40
1.24%, 04/06/18 (b)	345	345
1.73%, 02/19/19 (b)	185	187
	Shares/Par†	Value
Wells Fargo & Co.
1.21%, 09/08/17 (b)	285	285
		4,352
Health Care 7.0%
Johnson & Johnson
1.20%, 03/01/19 (b)	160	161
Medtronic Inc.
1.03%, 02/27/17 (b)	500	500
Pfizer Inc.
0.90%, 01/15/17	80	80
UnitedHealth Group Inc.
1.33%, 01/17/17 (b)	695	695
		1,436
Industrials 1.2%
ERAC USA Finance LLC
2.75%, 03/15/17 (c)	50	50
6.38%, 10/15/17 (c)	185	192
		242
Information Technology 4.8%
Apple Inc.
1.74%, 02/22/19 (b)	475	482
Oracle Corp.
1.07%, 07/07/17 (b)	500	500
		982
Real Estate 1.1%
Simon Property Group LP
2.15%, 09/15/17	220	221
Telecommunication Services 1.2%
AT&T Inc.
1.70%, 06/01/17	250	250
Utilities 7.4%
Alabama Power Co.
5.55%, 02/01/17	440	442
Duke Energy Progress LLC
1.15%, 03/06/17 (b)	105	105
1.11%, 11/20/17 (b)	210	210
Electricite de France SA
1.34%, 01/20/17 (b) (c)	750	750
		1,507
Total Corporate Bonds And Notes (cost $10,870)		10,882
SHORT TERM INVESTMENTS 27.9%
Investment Companies 11.1%
JNL Money Market Fund, 0.34% (d) (e) (f)	2,273	2,273
Treasury Securities 16.8%
U.S. Treasury Bill
0.45%, 01/12/17	1,250	1,250
0.43%, 03/30/17 (f) (g)	2,200	2,197
		3,447
Total Short Term Investments (cost $5,721)		5,720
Total Investments 100.3% (cost $20,552)		20,563
Other Derivative Instruments (0.0)%		(10)
Other Assets and Liabilities, Net (0.3)%		(48)
Total Net Assets 100.0%		$20,505

(a) Consolidated Schedule of Investments.

(b) The security or securities in this category have a variable rate. Rate stated was in effect as of December 31, 2016.

(c) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. As of December 31, 2016, the net value and the percentage of net assets of these liquid securities was $2,949 and 14.4%, respectively.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2016.

(f) All or a portion of the security is held in the respective subsidiary. See Significant Accounting Policies, Basis of Consolidation in the Notes to the Financial Statements.

(g) All or a portion of the security is pledged or segregated as collateral.

The following schedules reflect the derivative investments for JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund at December 31, 2016:

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

Futures Contracts
Reference Entity	Contracts Long (Short)†	Expiration	Notional[1]	Variation Margin Receivable (Payable)	Unrealized Appreciation (Depreciation)
Brent Crude Oil Future ‡	22	May 2017	1,274	$3	$3
Cocoa Future ‡	13	May 2017	280	(5)	(5)
Coffee 'C' Future ‡	4	May 2017	209	—	—
Copper Future ‡	14	May 2017	880	—	—
Corn Future ‡	85	July 2017	1,541	7	7
Cotton No. 2 Future ‡	14	May 2017	501	(4)	(4)
Feeder Cattle Future ‡	6	March 2017	373	(6)	2
Gold 100 oz. Future ‡	13	April 2017	1,537	(9)	(37)
KCBT Wheat Future ‡	28	July 2017	613	4	4
Lean Hogs Future ‡	25	April 2017	666	15	15
Live Cattle Future ‡	11	April 2017	509	(5)	(5)
LME Aluminum Future ‡	14	April 2017	595	(2)	(2)
LME Lead Future ‡	12	April 2017	596	9	9
LME Nickel Future ‡	11	April 2017	664	(2)	(2)
LME Zinc Future ‡	11	April 2017	707	2	2
Low Sulphur Gas Oil Future ‡	13	April 2017	662	1	1
Natural Gas Future ‡	15	April 2017	540	(6)	(6)
NY Harbor ULSD Future ‡	17	April 2017	1,236	5	5
Platinum Future ‡	23	April 2017	1,053	4	(11)
RBOB Gasoline Future ‡	16	April 2017	1,245	6	6
Silver Future ‡	11	May 2017	896	(13)	(13)
Soybean Future ‡	13	July 2017	668	(5)	(5)
Soybean Meal Future ‡	24	July 2017	780	(7)	(7)
Soybean Oil Future ‡	18	July 2017	381	(2)	(2)
Sugar #11 (World Markets) Future ‡	13	May 2017	282	(1)	(1)
Wheat Future ‡	30	July 2017	647	4	4
WTI Crude Oil Future ‡	21	April 2017	1,163	1	—
				$(6)	$(42)

1Notional amount is stated in USD unless otherwise noted.

‡All or a portion of the derivative instrument is held in the respective subsidiary. See Significant Accounting Policies, Basis of Consolidation in the Notes to the Financial Statements.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
JNL/Nicholas Convertible Arbitrage Fund
PREFERRED STOCKS 7.5%
Energy 1.1%
WPX Energy Inc., 6.25%, 07/31/18 (a) (b)	64	$4,217
Health Care 3.3%
Allergan Plc, 5.50%, 03/01/18 (a)	16	12,481
Industrials 0.7%
Rexnord Corp. - Series A, 5.75%, 11/15/19	56	2,761
Information Technology 0.6%
Belden Inc. - Series B, 6.75%, 07/15/19	19	2,011
Real Estate 0.7%
American Tower Corp. - Series A, 5.25%, 05/15/17 (a)	25	2,619
Telecommunication Services 1.1%
T-Mobile US Inc. - Series A, 5.50%, 12/15/17 (a)	45	4,215
Total Preferred Stocks (cost $30,384)		28,304
INVESTMENT COMPANIES 0.6%
iShares TIPS Bond ETF	22	2,481
Total Investment Companies (cost $2,404)		2,481
CORPORATE BONDS AND NOTES 87.5%
Consumer Discretionary 10.0%
Ctrip.com International Ltd.
1.25%, 09/15/22 (a) (c) (d)	7,015	6,752
Liberty Interactive LLC
1.75%, 09/30/46 (a) (d)	9,185	9,874
Liberty Media Corp.
1.38%, 10/15/23 (a)	4,080	4,381
2.25%, 09/30/46 (a) (d)	3,910	4,120
Priceline.com Inc.
1.00%, 03/15/18 (a)	4,460	7,022
Ryland Group Inc.
1.63%, 05/15/18 (a)	4,605	5,509
		37,658
Energy 6.7%
Cheniere Energy Inc.
4.25%, 03/15/45 (a) (c)	6,130	3,712
Ensco Jersey Finance Ltd.
3.00%, 01/31/24 (a) (d)	1,470	1,499
Oasis Petroleum Inc.
2.63%, 09/15/23 (a)	2,920	4,059
PDC Energy Inc.
1.13%, 09/15/21 (a)	2,810	3,137
Scorpio Tankers Inc.
2.38%, 07/01/19 (a) (d)	8,065	6,512
SM Energy Co.
1.50%, 07/01/21 (a)	2,880	3,332
Weatherford International Ltd.
5.88%, 07/01/21 (a)	2,700	2,929
		25,180
Financials 4.2%
MGIC Investment Corp.
2.00%, 04/01/20 (a)	1,640	2,431
9.00%, 04/01/63 (a) (d)	1,680	2,094
Portfolio Recovery Associates Inc.
3.00%, 08/01/20 (a)	9,250	8,712
RWT Holdings Inc.
5.63%, 11/15/19 (a)	2,850	2,871
		16,108
Health Care 15.9%
BioMarin Pharmaceutical Inc.
1.50%, 10/15/20 (a) (c)	6,100	7,148
Evolent Health Inc.
2.00%, 12/01/21 (a) (d)	1,105	1,060
Hologic Inc.
0.00%, 12/15/43 (a) (b) (c)	5,140	6,300
Horizon Pharma Investment Ltd.
2.50%, 03/15/22 (a) (c)	8,420	8,010
Incyte Corp.
1.25%, 11/15/20 (a)	2,200	4,469
	Shares/Par†	Value
Insulet Corp.
1.25%, 09/15/21 (a)	3,435	3,182
Medicines Co.
2.50%, 01/15/22 (a)	6,020	7,216
Nevro Corp.
1.75%, 06/01/21 (a)	4,650	4,941
NuVasive Inc.
2.25%, 03/15/21 (a) (d)	8,410	10,675
Repligen Corp.
2.13%, 06/01/21 (a)	2,400	2,836
Spectranetics Corp.
2.63%, 06/01/34 (a)	4,080	4,207
		60,044
Industrials 5.0%
Dycom Industries Inc.
0.75%, 09/15/21 (a)	9,135	9,969
Echo Global Logistics Inc.
2.50%, 05/01/20 (a) (c)	5,830	5,713
Trinity Industries Inc.
3.88%, 06/01/36 (a)	2,500	3,198
		18,880
Information Technology 44.9%
Blackhawk Network Holdings Inc.
1.50%, 01/15/22 (a) (c) (d)	7,395	7,580
Ciena Corp.
3.75%, 10/15/18 (a) (c) (d)	8,335	11,257
CSG Systems International Inc.
4.25%, 03/15/36 (a) (d)	5,000	5,578
Electronics For Imaging Inc.
0.75%, 09/01/19 (a) (c)	6,440	6,830
Envestnet Inc.
1.75%, 12/15/19 (a) (c)	5,140	4,896
Euronet Worldwide Inc.
1.50%, 10/01/44 (a) (c)	4,710	5,452
Finisar Corp.
0.50%, 12/15/36 (a)	2,815	2,838
Inphi Corp.
1.13%, 12/01/20 (a)	3,860	4,987
Integrated Device Technology Inc.
0.88%, 11/15/22 (a) (c)	4,178	4,301
Intel Corp.
2.95%, 12/15/35 (a)	2,895	3,910
j2 Global Inc.
3.25%, 06/15/29 (a) (c)	4,305	5,688
Mentor Graphics Corp.
4.00%, 04/01/31 (a)	3,895	7,262
Microchip Technology Inc.
1.63%, 02/15/25 (a)	4,755	6,158
Micron Technology Inc.
1.63%, 02/15/33 (a)	3,750	7,603
Nuance Communications Inc.
1.00%, 12/15/35 (a)	7,975	7,202
NXP Semiconductors NV
1.00%, 12/01/19 (a)	7,000	7,962
Palo Alto Networks Inc.
0.00%, 07/01/19 (a) (e)	5,315	6,740
Pandora Media Inc.
1.75%, 12/01/20 (a)	4,700	4,817
Proofpoint Inc.
1.25%, 12/15/18 (a)	2,985	5,457
0.75%, 06/15/20 (a)	6,640	7,499
Salesforce.com Inc.
0.25%, 04/01/18 (a)	7,390	8,605
SunPower Corp.
4.00%, 01/15/23 (a)	10,555	7,527
Synchronoss Technologies Inc.
0.75%, 08/15/19 (a)	7,745	8,132
Teradyne Inc.
1.25%, 12/15/23 (a) (d)	750	792
Workday Inc.
0.75%, 07/15/18 (a)	5,250	5,506
Yahoo! Inc.
0.00%, 12/01/18 (a) (e)	5,795	5,726

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
Zillow Group Inc.
2.00%, 12/01/21 (a) (d)	9,015	9,257
		169,562
Materials 0.8%
Cemex SAB de CV
3.75%, 03/15/18 (a)	2,730	3,063
Total Corporate Bonds And Notes (cost $315,040)		330,495
SHORT TERM INVESTMENTS 5.1%
Investment Companies 5.1%
JNL Money Market Fund, 0.34% (f) (g)	19,345	19,345
Total Short Term Investments (cost $19,345)		19,345
Total Investments 100.7% (cost $367,173)		380,625
Total Securities Sold Short (39.0)% (proceeds $145,171)		(147,552)
Other Assets and Liabilities, Net 38.3%		144,788
Total Net Assets 100.0%		$377,861

(a) Convertible security.

(b) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2016.

(c) All or a portion of the security is pledged or segregated as collateral.

(d) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. As of December 31, 2016, the net value and the percentage of net assets of these liquid securities was $77,050 and 20.4%, respectively.

(e) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(f) Investment in affiliate.

(g) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2016.

	Shares/Par†	Value
SECURITIES SOLD SHORT (39.0%)
COMMON STOCKS (38.0%)
Consumer Discretionary (4.1%)
CalAtlantic Group Inc.	(66)	$(2,247)
Charter Communications Inc. - Class A	(12)	(3,490)
Ctrip.com International Ltd. - ADR	(43)	(1,731)
Priceline Group Inc.	(4)	(5,534)
Sirius XM Holdings Inc.	(350)	(1,559)
Time Warner Inc.	(11)	(1,081)
		(15,642)
Energy (3.1%)
Cheniere Energy Inc.	(18)	(735)
Ensco Plc - Class A	(59)	(576)
Oasis Petroleum Inc.	(149)	(2,263)
PDC Energy Inc.	(16)	(1,183)
Scorpio Tankers Inc.	(291)	(1,319)
SM Energy Co.	(43)	(1,472)
Weatherford International Plc	(209)	(1,044)
WPX Energy Inc.	(205)	(2,994)
		(11,586)
Financials (1.0%)
MGIC Investment Corp.	(142)	(1,443)
PRA Group Inc.	(49)	(1,928)
Redwood Trust Inc.	(28)	(421)
		(3,792)
Health Care (8.2%)
Allergan Plc	(26)	(5,518)
BioMarin Pharmaceutical Inc.	(37)	(3,063)
Evolent Health Inc. - Class A	(25)	(370)
Hologic Inc.	(13)	(534)
Horizon Pharma Plc	(148)	(2,387)
Incyte Corp.	(32)	(3,197)
Insulet Corp.	(28)	(1,040)
Medicines Co.	(99)	(3,358)
Nevro Corp.	(31)	(2,278)
NuVasive Inc.	(90)	(6,040)
Repligen Corp.	(45)	(1,385)
Spectranetics Corp.	(78)	(1,913)
		(31,083)
Industrials (2.4%)
Dycom Industries Inc.	(52)	(4,163)
Echo Global Logistics Inc.	(55)	(1,380)
Rexnord Corp.	(79)	(1,544)
Trinity Industries Inc.	(71)	(1,965)
		(9,052)
Information Technology (17.8%)
Belden Inc.	(16)	(1,159)
Blackhawk Network Holdings Inc.	(67)	(2,532)
Ciena Corp.	(227)	(5,549)
CSG Systems International Inc.	(44)	(2,108)
Electronics for Imaging Inc.	(49)	(2,149)
Envestnet Inc.	(25)	(864)
Euronet Worldwide Inc.	(36)	(2,600)
Finisar Corp.	(33)	(1,011)
	Shares/Par†	Value
Inphi Corp.	(58)	(2,573)
Integrated Device Technology Inc.	(66)	(1,548)
Intel Corp.	(60)	(2,165)
j2 Global Inc.	(34)	(2,804)
Microchip Technology Inc.	(65)	(4,187)
Micron Technology Inc.	(267)	(5,847)
Nuance Communications Inc.	(146)	(2,183)
NXP Semiconductors NV	(10)	(1,002)
Palo Alto Networks Inc.	(33)	(4,079)
Pandora Media Inc.	(133)	(1,729)
Proofpoint Inc.	(107)	(7,567)
Salesforce.com Inc.	(53)	(3,652)
SunPower Corp.	(190)	(1,257)
Synchronoss Technologies Inc.	(59)	(2,243)
Teradyne Inc.	(15)	(371)
Workday Inc. - Class A	(37)	(2,469)
Yahoo! Inc.	(9)	(352)
Zillow Group Inc. - Class C	(94)	(3,446)
		(67,446)
Materials (0.3%)
Cemex SAB de CV - ADR	(120)	(964)
Real Estate (0.3%)
American Tower Corp.	(13)	(1,321)
Telecommunication Services (0.8%)
T-Mobile US Inc.	(49)	(2,835)
Total Common Stocks (proceeds $141,327)		(143,721)
INVESTMENT COMPANIES (1.0%)
iShares 1-3 Year Treasury Bond ETF	(23)	(1,919)
iShares 7-10 Year Treasury Bond Fund ETF	(18)	(1,912)
Total Investment Companies (proceeds $3,844)		(3,831)
Total Securities Sold Short (39.0%) (proceeds $145,171)		$(147,552)

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
JNL/PIMCO Credit Income Fund *
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 2.1%
Citigroup Mortgage Loan Trust Inc.
Series 2007-A2B-AHL1, REMIC, 0.90%, 12/25/36 (a)	167	151
Series 2007-3A3A-10, REMIC, 4.85%, 09/25/37 (a)	48	38
Continental Airlines Inc. Pass-Through Trust
Series 2009-A-2, 7.25%, 11/10/19	47	53
Series 2012-B-2, 5.50%, 10/29/20	145	150
GTP Acquisition Partners I LLC
Series 2015-A-2, 3.48%, 06/16/25 (b) (c)	300	291
JPMorgan Mortgage Acquisition Trust
Series 2006-M1-NC2, REMIC, 1.03%, 07/25/36 (a)	300	232
United Airlines Inc. Pass-Through Trust
Series 2009-A-2, 9.75%, 01/15/17	23	23
Series 2014-A-2, 3.75%, 09/03/26	94	95
Series 2016-A-1, 3.45%, 07/07/28	1,000	972
Series 2016-A-2, 3.10%, 10/07/28	1,000	950
Other Securities		4,837
Total Non-U.S. Government Agency Asset-Backed Securities (cost $7,814)		7,792
CORPORATE BONDS AND NOTES 81.7%
Consumer Discretionary 6.4%
Charter Communications Operating LLC
4.46%, 07/23/22	500	522
4.91%, 07/23/25	1,875	1,974
6.38%, 10/23/35	538	613
6.48%, 10/23/45	300	346
Viacom Inc.
2.50%, 09/01/18	900	903
3.45%, 10/04/26	400	369
5.85%, 09/01/43	850	832
Wynn Las Vegas LLC
4.25%, 05/30/23 (d) (e)	1,050	1,000
Wynn Macau Ltd.
5.25%, 10/15/21 (d) (e)	2,100	2,116
Other Securities		15,052
		23,727
Consumer Staples 1.8%
Other Securities		6,717
Energy 9.7%
Cheniere Corpus Christi Holdings LLC
7.00%, 06/30/24 (e)	650	704
El Paso Corp.
7.25%, 06/01/18	700	746
6.50%, 09/15/20	200	224
El Paso Pipeline Partners Operating Co. LLC
5.00%, 10/01/21	300	319
Energy Transfer Partners LP
4.65%, 06/01/21	400	415
3.60%, 02/01/23	400	393
4.90%, 03/15/35	554	517
6.05%, 06/01/41	100	103
6.50%, 02/01/42	100	108
Enterprise Products Operating LLC
3.90%, 02/15/24	100	103
3.75%, 02/15/25	400	406
3.70%, 02/15/26	1,000	1,002
3.95%, 02/15/27 (d)	500	511
5.70%, 02/15/42	100	109
4.45%, 02/15/43	700	662
Kinder Morgan Energy Partners LP
5.95%, 02/15/18	500	521
3.45%, 02/15/23	500	495
4.30%, 05/01/24	300	307
6.95%, 01/15/38	700	811
Kinder Morgan Inc.
5.30%, 12/01/34	100	101
Petrobras Global Finance BV
4.88%, 03/17/20	500	494
8.38%, 05/23/21	1,950	2,101
	Shares/Par†	Value
Petrobras International Finance Co.
7.88%, 03/15/19	100	107
Petroleos Mexicanos
3.50%, 07/18/18 (d)	1,600	1,614
8.00%, 05/03/19	400	439
4.88%, 01/24/22 (d)	1,100	1,103
4.61%, 03/11/22 (a) (e)	200	206
Pioneer Natural Resources Co.
6.88%, 05/01/18	50	53
7.50%, 01/15/20	100	114
3.45%, 01/15/21	1,400	1,430
3.95%, 07/15/22	400	415
Regency Energy Partners LP
5.75%, 09/01/20	200	216
5.88%, 03/01/22	1,000	1,099
5.00%, 10/01/22	300	318
Sabine Pass Liquefaction LLC
5.63%, 04/15/23	400	425
5.75%, 05/15/24	300	322
5.63%, 03/01/25	425	455
5.88%, 06/30/26 (e)	500	539
Statoil ASA
2.45%, 01/17/23	1,900	1,853
Other Securities		14,111
		35,971
Financials 38.6%
AerCap Ireland Capital Ltd.
3.75%, 05/15/19	300	306
4.25%, 07/01/20	500	514
4.63%, 10/30/20	200	208
4.50%, 05/15/21	1,000	1,036
5.00%, 10/01/21	600	631
3.95%, 02/01/22	400	403
Anheuser-Busch InBev Finance Inc.
3.65%, 02/01/26	3,350	3,396
Banco Santander Brasil SA
4.63%, 02/13/17 (e)	600	601
Banco Santander SA
6.25%, (callable at 100 beginning 09/11/21), EUR (f)	400	394
Bank of America Corp.
0.00%, 01/04/17 (g)	500	500
2.65%, 04/01/19	100	101
2.25%, 04/21/20	300	298
2.15%, 11/09/20	3,900	3,847
4.10%, 07/24/23	1,475	1,539
3.88%, 08/01/25	600	609
3.50%, 04/19/26	1,300	1,281
Bank of America NA
1.25%, 02/14/17	250	250
1.30%, 05/08/17 (a)	250	250
Bank of New York Mellon Corp.
2.30%, 09/11/19	400	403
3.00%, 02/24/25	500	491
2.80%, 05/04/26	1,800	1,731
Barclays Bank Plc
7.63%, 11/21/22	2,400	2,634
7.75%, 04/10/23 (a)	775	815
Barclays Plc
6.50%, (callable at 100 beginning 09/15/19), EUR (f)	200	204
Citigroup Inc.
5.95%, (callable at 100 beginning 05/15/25) (f)	475	469
2.07%, 08/02/21 (a)	1,000	1,011
3.40%, 05/01/26	2,600	2,523
3.20%, 10/21/26	600	573
Cooperatieve Rabobank U.A.
6.62%, (callable at 100 beginning 06/29/21), EUR (f)	1,400	1,575
3.75%, 07/21/26	1,000	979
Credit Suisse
1.70%, 04/27/18	1,000	998
Credit Suisse AG
3.00%, 10/29/21	300	303
6.50%, 08/08/23	300	319

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
6.50%, 08/08/23 (e)	200	212
Credit Suisse Group AG
7.50%, (callable at 100 beginning 12/11/23) (e) (f)	200	209
Credit Suisse Group Funding Guernsey Ltd.
3.80%, 09/15/22	1,150	1,159
3.75%, 03/26/25	1,050	1,033
4.55%, 04/17/26	700	726
Deutsche Bank AG
1.35%, 05/30/17	200	200
4.25%, 10/14/21 (e)	2,300	2,307
Diamond 1 Finance Corp.
4.42%, 06/15/21 (e)	1,100	1,137
5.45%, 06/15/23 (e)	1,925	2,040
ERAC USA Finance LLC
2.70%, 11/01/23 (e)	2,000	1,919
GE Capital International Funding Co.
4.42%, 11/15/35	1,900	1,988
Goldman Sachs Group Inc.
6.15%, 04/01/18	200	210
6.00%, 06/15/20	200	222
2.70%, 02/25/21 (a)	300	309
5.25%, 07/27/21	500	548
2.24%, 11/15/21 (a)	600	603
5.75%, 01/24/22	100	112
3.85%, 07/08/24	875	892
3.50%, 01/23/25	700	690
3.75%, 02/25/26	1,000	1,002
2.64%, 10/28/27 (a)	600	612
HSBC Bank Plc
4.13%, 08/12/20 (e)	400	420
HSBC Bank USA NA
4.88%, 08/24/20	110	117
HSBC Capital Funding LP
0.99%, (callable at 100 beginning 06/30/30) (e) (f)	100	148
HSBC Holdings Plc
6.00%, (callable at 100 beginning 09/29/23), EUR (f)	1,100	1,197
2.36%, 01/05/22 (a)	200	204
2.65%, 01/05/22	200	196
3.60%, 05/25/23	800	804
4.30%, 03/08/26	725	751
3.90%, 05/25/26	600	603
HSBC USA Inc.
2.35%, 03/05/20	200	198
Intesa Sanpaolo SpA
3.88%, 01/16/18	1,000	1,013
6.50%, 02/24/21 (e)	250	274
5.71%, 01/15/26 (e)	875	834
JPMorgan Chase & Co.
5.30%, (callable at 100 beginning 05/01/20) (f)	275	281
7.90%, (callable at 100 beginning 04/30/18) (f)	1,100	1,139
0.82%, 05/30/17, GBP (a)	50	62
6.30%, 04/23/19	300	328
1.84%, 01/23/20 (a)	100	101
2.41%, 03/01/21 (a)	1,375	1,417
3.90%, 07/15/25	200	205
3.30%, 04/01/26	1,700	1,668
Lloyds Bank Plc
12.00%, (callable at 100 beginning 12/16/24) (e) (f)	100	133
Lloyds Banking Group Plc
7.62%, (callable at 100 beginning 06/27/23), GBP (f) (h)	1,000	1,287
7.87%, (callable at 100 beginning 06/27/29), GBP (f) (h)	1,600	2,083
Merrill Lynch & Co. Inc.
6.40%, 08/28/17	300	309
6.88%, 04/25/18	1,600	1,700
Mitsubishi UFJ Financial Group Inc.
2.81%, 03/01/21 (a)	1,000	1,035
2.02%, 09/13/21 (a)	600	601
2.76%, 09/13/26	2,000	1,876
	Shares/Par†	Value
Morgan Stanley
6.25%, 08/28/17	100	103
7.30%, 05/13/19	290	323
5.75%, 01/25/21	100	111
4.00%, 07/23/25	1,000	1,024
3.88%, 01/27/26	300	303
3.13%, 07/27/26	2,200	2,099
7.25%, 04/01/32	1,000	1,353
MUFG Americas Holdings Corp.
3.00%, 02/10/25	1,000	959
OneMain Financial Holdings Inc.
6.75%, 12/15/19 (e)	400	417
Rabobank Nederland NV
6.88%, 03/19/20, EUR	400	495
Santander Bank NA
1.80%, 01/12/18 (a)	250	250
Santander Holdings USA Inc.
2.70%, 05/24/19	400	400
Santander UK Group Holdings Plc
7.37%, (callable at 100 beginning 06/24/22), GBP (f)	295	364
2.88%, 08/05/21	600	587
4.75%, 09/15/25 (e)	600	587
Santander UK Plc
5.00%, 11/07/23 (e)	500	509
Shire Acquisitions Investments Ireland Ltd.
2.88%, 09/23/23	2,000	1,899
3.20%, 09/23/26	400	373
SMBC Aviation Capital Finance DAC
2.65%, 07/15/21 (e)	600	577
Sumitomo Mitsui Financial Group Inc.
2.63%, 03/09/21 (a)	400	412
2.06%, 07/14/21	100	97
2.02%, 10/19/21 (a) (d)	1,300	1,304
Synchrony Financial
2.11%, 02/03/20 (a)	200	198
2.70%, 02/03/20	100	100
4.50%, 07/23/25	200	205
UBS AG
2.38%, 08/14/19	300	301
7.25%, 02/22/22 (a)	200	201
7.63%, 08/17/22	2,403	2,724
4.75%, 02/12/26, EUR	300	339
UBS Group AG
2.66%, 04/14/21 (a) (e)	300	309
Wells Fargo & Co.
5.90%, (callable at 100 beginning 06/15/24) (f)	300	301
2.55%, 12/07/20	300	300
2.28%, 03/04/21 (a)	300	306
2.10%, 07/26/21	400	389
2.12%, 10/31/23 (a)	2,000	2,025
4.48%, 01/16/24	100	105
3.30%, 09/09/24	950	939
3.00%, 04/22/26	1,200	1,143
4.65%, 11/04/44	100	98
Wells Fargo Bank NA
1.62%, 01/22/18 (a)	1,000	1,005
5.95%, 08/26/36	100	118
Other Securities		47,583
		143,541
Health Care 6.2%
AbbVie Inc.
2.90%, 11/06/22	100	99
3.60%, 05/14/25	1,275	1,261
3.20%, 05/14/26	800	760
Actavis Funding SCS
2.35%, 03/12/18	250	251
3.45%, 03/15/22	975	989
3.80%, 03/15/25	2,500	2,500
Zimmer Biomet Holdings Inc.
2.70%, 04/01/20	2,000	1,999
3.55%, 04/01/25	875	851
Zimmer Holdings Inc.
3.15%, 04/01/22	1,200	1,195

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
Other Securities		13,275
		23,180
Industrials 4.2%
3M Co.
2.25%, 09/19/26 (d)	4,000	3,749
General Electric Co.
5.25%, 12/06/17	130	135
International Lease Finance Corp.
7.13%, 09/01/18 (e)	190	205
8.25%, 12/15/20	600	699
Other Securities		10,765
		15,553
Information Technology 3.3%
Oracle Corp.
2.50%, 10/15/22	1,900	1,878
Other Securities		10,304
		12,182
Materials 1.0%
Other Securities		3,640
Real Estate 5.1%
American Tower Corp.
2.80%, 06/01/20	200	200
2.25%, 01/15/22	100	96
3.50%, 01/31/23	750	751
4.00%, 06/01/25	200	200
3.38%, 10/15/26	200	189
3.13%, 01/15/27	400	370
Other Securities		17,236
		19,042
Telecommunication Services 2.4%
AT&T Inc.
4.60%, 02/15/21	299	316
3.00%, 06/30/22	200	196
3.60%, 02/17/23	1,100	1,108
3.95%, 01/15/25	100	100
4.13%, 02/17/26	700	708
Verizon Communications Inc.
5.15%, 09/15/23	800	884
4.13%, 08/15/46	800	723
4.86%, 08/21/46	1,800	1,820
5.01%, 08/21/54	279	277
4.67%, 03/15/55	1,679	1,578
Other Securities		1,332
		9,042
Utilities 3.0%
Cleco Corporate Holdings LLC
3.74%, 05/01/26 (e)	2,200	2,164
Duke Energy Corp.
3.05%, 08/15/22	1,200	1,205
3.75%, 04/15/24	200	206
2.65%, 09/01/26	550	513
Entergy Corp.
4.00%, 07/15/22	675	705
Entergy Louisiana LLC
3.25%, 04/01/28	500	492
Entergy Mississippi Inc.
2.85%, 06/01/28	900	853
Other Securities		4,845
		10,983
Total Corporate Bonds And Notes (cost $306,583)		303,578
VARIABLE RATE SENIOR LOAN INTERESTS 2.3% (a)
Consumer Discretionary 0.5%
Charter Communications Operating LLC
Term Loan E, 3.00%, 07/01/20	297	298
Term Loan I, 3.50%, 01/24/23	298	299
Other Securities		1,294
		1,891
Financials 0.1%
Other Securities		403
Health Care 0.3%
Other Securities		1,193
	Shares/Par†	Value
Information Technology 0.4%
Other Securities		1,461
Materials 0.1%
Other Securities		298
Utilities 0.9%
Energy Future Intermediate Holding Co. LLC
DIP Term Loan, 4.25%, 06/30/17	3,332	3,351
Other Securities		101
		3,452
Total Variable Rate Senior Loan Interests (cost $8,600)		8,698
GOVERNMENT AND AGENCY OBLIGATIONS 20.7%
Mortgage-Backed Securities 5.9%
Federal National Mortgage Association
3.00%, 07/01/43	687	686
3.00%, 08/01/43	18	18
TBA, 3.00%, 02/15/47 (i)	4,900	4,857
TBA, 3.50%, 02/15/47 (i)	16,100	16,467
		22,028
Municipal 0.1%
Other Securities		203
Sovereign 1.2%
Other Securities		4,314
Treasury Inflation Indexed Securities 0.2%
Other Securities		636
U.S. Treasury Securities 13.3%
U.S. Treasury Bond
Principal Only, 0.00%, 05/15/43 (g)	1,325	577
Principal Only, 0.00%, 08/15/44 (g)	1,325	554
2.50%, 02/15/45	4,300	3,821
Principal Only, 0.00%, 05/15/45 (g)	2,525	1,030
2.50%, 02/15/46	8,175	7,246
2.50%, 05/15/46	6,857	6,079
2.25%, 08/15/46	15,964	13,389
U.S. Treasury Note
1.13%, 02/28/21 (j)	8,900	8,652
1.25%, 03/31/21 (j)	2,000	1,952
1.63%, 11/15/22	3,000	2,916
2.00%, 11/15/26	3,526	3,387
		49,603
Total Government And Agency Obligations (cost $79,572)		76,784
TRUST PREFERRED 0.0%
Utilities 0.0%
Other Securities		10
Total Trust Preferreds (cost $10)		10
PREFERRED STOCKS 0.1%
Financials 0.1%
Other Securities		297
Real Estate 0.0%
Other Securities		43
Total Preferred Stocks (cost $338)		340
SHORT TERM INVESTMENTS 3.4%
Certificates of Deposit 0.1%
Barclays Bank Plc, 1.75%, 09/08/17 (a)	300	300
Securities Lending Collateral 1.5%
Securities Lending Cash Collateral Fund LLC, 0.50% (k) (l)	5,556	5,556
U.S. Government Agency Obligations 1.8%
Federal Home Loan Bank
0.46%, 01/12/17 (m)	4,900	4,899
0.49%, 01/18/17 (m)	1,400	1,400
0.48%, 01/23/17 (m)	600	600
		6,899
Total Short Term Investments (cost $12,755)		12,755
Total Investments 110.3% (cost $415,672)		409,957
Total Purchased Options 0.1% (cost $269)		253
Other Derivative Instruments (0.2)%		(885)
Other Assets and Liabilities, Net (10.2)%		(37,698)
Total Net Assets 100.0%		$371,627

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

(a) The security or securities in this category have a variable rate. Rate stated was in effect as of December 31, 2016.

(b) Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(c) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees.

(d) All or portion of the security was on loan.

(e) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. As of December 31, 2016, the net value and the percentage of net assets of these liquid securities was $61,805 and 16.6%, respectively.

(f) Perpetual security.

(g) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(h) Convertible security.

(i) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2016, the total payable for investments purchased on a delayed delivery basis was $21,257.

(j) All or a portion of the security is pledged or segregated as collateral.

(k) Investment in affiliate.

(l) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2016.

(m) The security is a direct debt of the agency and not collateralized by mortgages.

Restricted Securities

	Initial Acquisition	Cost	Ending Value	Percent of Net Assets
Asciano Finance Ltd., 5.00%, 04/07/18	08/25/16	$927	$925	0.2%
BP AMI Leasing Inc., 5.52%, 05/08/19	09/25/12	134	134	—
CoBank ACB, 6.20%, callable at 100 beginning 01/01/25	11/20/14	301	297	0.1
FMR LLC, 4.95%, 02/01/33	02/09/15	788	724	0.2
Freeport-McMoRan Inc., 6.63%, 05/01/21	12/21/16	273	305	0.1
GTP Acquisition Partners I LLC, Series 2015-A-2, 3.48%, 06/16/25	05/21/15	300	291	0.1
Niagara Mohawk Power Corp., 2.72%, 11/28/22	11/21/12	100	99	—
Nissan Motor Acceptance Corp., 2.65%, 09/26/18	02/27/14	101	101	—
OMX Timber Finance Investments I LLC, Series 2014-A1, 5.42%, 01/29/20	09/15/14	320	326	0.1
Petrofac Ltd., 3.40%, 10/10/18	10/04/13	100	101	—
Piper Jaffray Cos., 4.00%, 05/31/17	06/03/14	100	100	—
PNC Preferred Funding Trust, 2.61%, callable at 100 beginning 03/15/17	05/05/15	185	194	0.1
SBA Tower Trust, Series 2013-D-1 REMIC, 3.60%, 04/16/18	04/05/13	100	100	—
SBA Tower Trust, Series 2016-C-1, 2.88%, 07/15/21	10/12/16	605	595	0.2
Stearns Holdings LLC, 9.38%, 08/15/20	11/19/15	100	100	—
Sydney Airport Finance Co. Pty Ltd., 3.63%, 04/28/26	04/22/16	200	196	0.1
WestJet Airlines Ltd., 3.50%, 06/16/21	06/14/16	200	200	0.1
		$4,834	$4,788	1.3%

The following schedules reflect the derivative investments for JNL/PIMCO Credit Income Fund at December 31, 2016:

Futures Contracts
Reference Entity	Contracts Long (Short)†	Expiration	Notional[1]		Variation Margin Receivable (Payable)	Unrealized Appreciation (Depreciation)
90-Day Eurodollar Future	(5)	December 2017		(1,236)	$—	$5
90-Day Eurodollar Future	(44)	March 2018		(10,879)	(1)	59
Euro-Bund Future	(11)	March 2017	EUR	(1,779)	5	(28)
U.S. Treasury Note Future, 5-Year	44	March 2017		5,191	7	(13)
					$11	$23

Centrally Cleared Interest Rate Swap Agreements
Floating Rate Index	Paying / Receiving Floating Rate	Fixed Rate	Expiration	Notional[1]		Variation Margin Receivable (Payable)	Unrealized Appreciation (Depreciation)
3-Month LIBOR	Receiving	1.75%	12/21/26		20,600	$(95)	$127
3-Month LIBOR	Receiving	1.50%	06/21/27		6,900	(24)	(21)
3-Month LIBOR	Receiving	2.25%	12/21/46		1,000	(11)	2
3-Month South African Johannesburg Interbank Rate	Paying	8.30%	03/15/27	ZAR	9,400	1	(4)
6-Month British Bankers' Association Yen LIBOR	Receiving	1.00%	09/20/24	JPY	127,500	—	(45)
6-Month British Bankers' Association Yen LIBOR	Receiving	1.25%	06/17/35	JPY	20,000	—	(4)
6-Month British Bankers' Association Yen LIBOR	Receiving	1.50%	12/21/45	JPY	50,000	1	59
6-Month Euribor	Receiving	0.35%	09/10/17	EUR	1,600	—	1
6-Month Euribor	Receiving	1.25%	03/15/47	EUR	500	4	8
6-Month GBP LIBOR	Receiving	0.75%	03/15/27	GBP	5,200	9	(4)
6-Month GBP LIBOR	Receiving	1.75%	03/15/47	GBP	200	1	(16)
6-Month GBP LIBOR	Paying	0.50%	03/15/22	GBP	300	—	(5)
Harmonised Index of Consumer Prices	Receiving	1.00%	12/15/20	EUR	400	—	6
Harmonised Index of Consumer Prices	Receiving	0.88%	05/15/21	EUR	1,300	1	16
Mexican Interbank Rate	Paying	5.61%	07/07/21	MXN	14,100	—	(54)
Mexican Interbank Rate	Paying	5.84%	09/14/21	MXN	1,600	—	(5)
Mexican Interbank Rate	Paying	5.81%	09/29/21	MXN	1,300	—	(8)
Mexican Interbank Rate	Paying	5.75%	09/30/21	MXN	1,600	—	(10)

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

Centrally Cleared Interest Rate Swap Agreements (continued)
Floating Rate Index	Paying / Receiving Floating Rate	Fixed Rate	Expiration	Notional[1]		Variation Margin Receivable (Payable)	Unrealized Appreciation (Depreciation)
Mexican Interbank Rate	Paying	5.63%	10/11/21	MXN	13,000	—	(49)
Mexican Interbank Rate	Paying	5.74%	04/24/23	MXN	23,100	1	(117)
Mexican Interbank Rate	Paying	5.74%	04/25/23	MXN	10,300	1	(52)
Mexican Interbank Rate	Paying	5.93%	08/04/23	MXN	22,000	1	(106)
Mexican Interbank Rate	Paying	5.94%	08/04/23	MXN	22,000	1	(105)
Mexican Interbank Rate	Paying	6.19%	01/03/35	MXN	4,000	—	(49)
						$(109)	$(435)

Centrally Cleared Credit Default Swap Agreements
Reference Entity	Fixed Receive/ Pay Rate[7]	Expiration	Notional[1,6]	Value[5]	Variation Margin Receivable (Payable)	Unrealized Appreciation (Depreciation)
Credit default swap agreements - purchase protection[2]
Darden Restaurants Inc., 6.80%, 10/15/37	1.00%	06/20/20	200	$(4)	$—	$(1)
				$(4)	$—	$(1)
Credit default swap agreements - sell protection[3]
Airbus Group NV, 5.50%, 09/25/18	1.00%	12/20/17	(500)	$4	$—	$1
Anadarko Petroleum Corp., 6.95%, 06/15/19	1.00%	06/20/21	(100)	(1)	—	2
Anadarko Petroleum Corp., 6.95%, 06/15/19	1.00%	12/20/21	(400)	(7)	—	12
Berkshire Hathaway Inc., 1.55%, 02/09/18	1.00%	06/20/21	(500)	5	—	—
Berkshire Hathaway Inc., 1.55%, 02/09/18	1.00%	12/20/21	(3,700)	29	—	3
Berkshire Hathaway Inc., 1.90%, 01/31/17	1.00%	12/20/20	(200)	3	—	7
CDX.NA.IG.27	1.00%	12/20/21	(26,000)	393	5	2
D.R. Horton Inc., 3.63%, 02/15/18	1.00%	03/20/21	(100)	—	—	—
Enbridge Inc., 3.50%, 06/10/24	1.00%	12/20/19	(50)	—	—	—
Enbridge Inc., 3.50%, 06/10/24	1.00%	12/20/21	(100)	(2)	—	2
EnCana Corp., 6.50%, 05/15/19	1.00%	03/20/18	(100)	1	—	—
Ford Motor Co., 6.50%, 08/01/18	5.00%	12/20/21	(1,100)	181	—	15
Ford Motor Credit Co. LLC, 5.00%, 05/15/18	5.00%	06/20/21	(500)	78	—	(1)
Hess Corp., 8.13%, 02/15/19	1.00%	06/20/21	(300)	(7)	—	10
Host Hotels & Resorts LP, 4.75%, 03/01/23	1.00%	12/20/20	(300)	3	—	1
iTraxx Europe Senior Series 25	1.00%	12/20/21	(1,400)	5	1	4
Kinder Morgan Inc., 3.05%, 12/01/19	1.00%	12/20/21	(400)	(6)	—	8
MetLife Inc., 4.75%, 02/08/21	1.00%	06/20/21	(1,000)	8	—	15
MetLife Inc., 4.75%, 02/08/21	1.00%	12/20/21	(800)	3	—	14
Prudential Financial Inc., 6.10%, 06/15/17	1.00%	06/20/21	(100)	1	—	—
Sprint Communications, 7.00%, 08/15/20	5.00%	09/20/20	(100)	8	—	4
Telecom Italia SpA, 5.38%, 01/29/19	1.00%	06/20/19	(50)	—	—	—
Telefonica Emisiones SAU, 2.74%, 05/29/19	1.00%	06/20/21	(100)	—	—	1
Tenet Healthcare Corp., 6.88%, 11/15/31	5.00%	03/20/19	(100)	2	—	(3)
Tesco Plc, 6.00%, 12/14/29	1.00%	12/20/19	(200)	(1)	—	1
Viacom Inc., 6.88%, 04/30/36	1.00%	06/20/21	(300)	(2)	—	(6)
Volkswagen International Finance, 5.38%, 05/22/18	1.00%	12/20/17	(600)	4	—	—
				$702	$6	$92

OTC Purchased Options
Reference Entity	Counterparty	Put/Call	Exercise Price/Rate	Expiration	Notional1/ Contracts†	Value
Interest Rate Swaptions
3-Month LIBOR ‡	GSC	Call	1.07%	01/17/17	1,900,000	$—
3-Month LIBOR ‡	DUB	Put	2.93	08/13/18	300,000	23
3-Month LIBOR ‡	DUB	Put	3.23	02/19/19	900,000	61
3-Month LIBOR ‡	GSC	Put	3.63	12/16/19	600,000	35
3-Month LIBOR ‡	GSC	Put	3.20	03/18/19	900,000	64
3-Month LIBOR ‡	MSC	Put	3.18	09/17/18	1,200,000	70
						$253

Exchange Traded Written Options
Reference Entity	Put/Call	Exercise Price	Expiration	Notional1/ Contracts†	Value
Exchange Traded Future Options
10-Year U.S. Treasury Note Future	Call	127.00	01/27/17	8	$(1)
10-Year U.S. Treasury Note Future	Put	121.00	01/27/17	8	—
					$(1)

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

OTC Written Options
Reference Entity	Counterparty	Put/Call	Exercise Price/Rate	Expiration	Notional1/ Contracts†		Value
Credit Default Swaptions
CDX.NA.IG.27	BOA	Put	0.90%	02/15/17		5,000,000	$(2)
iTraxx Europe Series 26	BCL	Put	1.05	02/15/17	EUR	2,500,000	—
iTraxx Europe Series 26	BCL	Put	1.10	02/15/17	EUR	2,500,000	—
iTraxx Europe Series 26	BCL	Put	1.05	02/15/17	EUR	2,500,000	(1)
iTraxx Europe Series 26	JPM	Put	1.00	02/15/17	EUR	2,000,000	(1)
							$(4)
Interest Rate Swaptions
3-Month LIBOR	GSC	Call	1.80%	01/17/17		400,000	$—
3-Month LIBOR	DUB	Put	2.90	08/13/18		1,300,000	(16)
3-Month LIBOR	DUB	Put	3.00	02/19/19		4,600,000	(71)
3-Month LIBOR	GSC	Put	3.05	03/18/19		4,500,000	(69)
3-Month LIBOR	GSC	Put	3.75	12/16/19		2,800,000	(32)
3-Month LIBOR	MSC	Put	3.00	09/17/18		5,050,000	(61)
							$(249)

Summary of Written Options
	Number of Contracts†	Notional† EUR	Notional† USD	Premiums
Options outstanding at December 31, 2015	—	—	22,000,000	238
Options written during the year	48	35,400,000	70,130,000	412
Options closed during the year	—	(10,000,000)	(14,750,000)	(98)
Options expired during the year	(32)	(15,900,000)	(53,730,000)	(242)
Options outstanding at December 31, 2016	16	9,500,000	23,650,000	310

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional1		Value	Unrealized Appreciation (Depreciation)
BRL/USD	BNP	01/04/17	BRL	2,452	$753	$29
BRL/USD	DUB	01/04/17	BRL	7,143	2,194	2
BRL/USD	MSC	01/04/17	BRL	7,143	2,194	92
BRL/USD	SCB	01/04/17	BRL	2,452	753	1
BRL/USD	DUB	02/02/17	BRL	7,143	2,174	91
BRL/USD	SCB	02/02/17	BRL	2,452	746	25
CNY/USD	BOA	01/06/17	CNY	12,550	1,806	5
CNY/USD	CIT	02/15/17	CNY	5,775	829	(3)
CNY/USD	SCB	02/15/17	CNY	41,428	5,950	63
EUR/USD	BOA	01/06/17	EUR	8,155	8,586	105
EUR/USD	GSC	01/06/17	EUR	2,996	3,154	(42)
EUR/USD	SCB	01/06/17	EUR	363	382	4
GBP/USD	ANZ	02/14/17	GBP	1,092	1,347	(3)
GBP/USD	BOA	02/14/17	GBP	294	363	(12)
IDR/USD	UBS	01/17/17	IDR	11,739,525	869	(16)
IDR/USD	UBS	03/17/17	IDR	11,739,525	862	2
IDR/USD	UBS	05/16/17	IDR	2,559,255	186	3
IDR/USD	SCB	05/18/17	IDR	3,088,800	225	5
IDR/USD	SCB	05/22/17	IDR	2,362,620	172	3
INR/USD	CIT	01/17/17	INR	93,500	1,376	1
INR/USD	DUB	01/17/17	INR	37,161	547	1
INR/USD	GSC	01/17/17	INR	57,773	850	(4)
INR/USD	UBS	04/20/17	INR	188,434	2,742	4
JPY/USD	BNP	01/06/17	JPY	180,400	1,544	(44)
KRW/USD	UBS	01/17/17	KRW	2,383,144	1,973	(25)
MXN/USD	BOA	02/13/17	MXN	26,318	1,262	(110)
MXN/USD	DUB	02/13/17	MXN	35,762	1,715	(28)
RUB/USD	BOA	02/22/17	RUB	61,855	998	8
RUB/USD	CSI	02/22/17	RUB	54,486	879	8
RUB/USD	JPM	02/22/17	RUB	56,847	917	59
SGD/USD	GSC	01/17/17	SGD	2,895	1,999	—
USD/BRL	BNP	01/04/17	BRL	(2,452)	(753)	(1)
USD/BRL	DUB	01/04/17	BRL	(7,143)	(2,194)	(92)
USD/BRL	MSC	01/04/17	BRL	(7,143)	(2,194)	(2)
USD/BRL	SCB	01/04/17	BRL	(2,452)	(753)	(26)
USD/CNY	SCB	01/06/17	CNY	(12,550)	(1,806)	28
USD/CNY	BCL	02/15/17	CNY	(16,606)	(2,385)	54
USD/CNY	BOA	02/15/17	CNY	(22,256)	(3,197)	8
USD/CNY	SCB	02/15/17	CNY	(8,340)	(1,198)	1
USD/CNY	BOA	12/05/17	CNY	(12,550)	(1,791)	(62)
USD/CNY	SCB	12/05/17	CNY	(41,428)	(5,912)	(212)
USD/EUR	BNP	01/06/17	EUR	(11,425)	(12,029)	89
USD/EUR	CIT	01/06/17	EUR	(89)	(94)	1
USD/EUR	BOA	02/02/17	EUR	(8,155)	(8,598)	(105)
USD/GBP	BNP	02/14/17	GBP	(4,580)	(5,651)	64
USD/IDR	UBS	01/17/17	IDR	(11,739,525)	(869)	(1)
USD/INR	UBS	01/17/17	INR	(188,434)	(2,772)	(4)
USD/JPY	SCB	01/06/17	JPY	(182,561)	(1,562)	71
USD/KRW	BOA	01/17/17	KRW	(2,383,144)	(1,973)	54
USD/KRW	UBS	03/21/17	KRW	(2,383,144)	(1,973)	26
USD/MXN	GSC	02/13/17	MXN	(5,612)	(269)	(6)
USD/MXN	GSC	02/13/17	MXN	(1,946)	(93)	—
USD/PLN	DUB	02/07/17	PLN	(2,646)	(632)	44
USD/SGD	SCB	01/17/17	SGD	(2,895)	(1,999)	31
USD/SGD	GSC	03/17/17	SGD	(2,895)	(1,998)	—
USD/ZAR	JPM	02/07/17	ZAR	(8,047)	(582)	1
					$(12,930)	$185

OTC Interest Rate Swap Agreements
Floating Rate Index	Paying/ Receiving Floating Rate	Counterparty	Fixed Rate	Expiration	Notional1		Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
7-Day China Fixing Repo Rate	Paying	BNP	3.40%	11/18/21	CNY	13,000	$—	$(28)

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

OTC Interest Rate Swap Agreements (continued)
Floating Rate Index	Paying/ Receiving Floating Rate	Counterparty	Fixed Rate	Expiration	Notional1		Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
7-Day China Fixing Repo Rate	Paying	BNP	3.51%	12/02/21	CNY	11,300	—	(17)
7-Day China Fixing Repo Rate	Paying	BOA	3.56%	12/05/21	CNY	15,000	—	(18)
7-Day China Fixing Repo Rate	Paying	BOA	3.56%	12/07/21	CNY	3,100	—	(4)
7-Day China Fixing Repo Rate	Paying	BOA	3.75%	12/19/21	CNY	9,300	—	—
7-Day China Fixing Repo Rate	Paying	GSC	3.50%	12/12/21	CNY	6,400	—	(10)
7-Day China Fixing Repo Rate	Paying	JPM	3.54%	12/06/21	CNY	11,500	—	(15)
Harmonised Index of Consumer Prices	Receiving	BNP	1.00%	12/08/20	EUR	100	—	—
Harmonised Index of Consumer Prices	Receiving	GSC	0.99%	12/15/20	EUR	400	—	1
Harmonised Index of Consumer Prices	Receiving	GSC	1.01%	12/15/20	EUR	200	—	—
US CPURNSA	Receiving	JPM	1.56%	09/15/18		1,200	—	8
							$—	$(83)

OTC Credit Default Swap Agreements
Reference Entity	Counterparty	Implied Credit Spread4	Fixed Receive/ Pay Rate7	Expiration	Notional1,6	Value5	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit default swap agreements - sell protection3
Anheuser-Busch InBev NV, 2.25%, 09/24/20	BOA	0.31%	1.00%	12/20/17	$(632)	$4	$3	$1
BHP Billiton Finance USA Ltd., 6.50%, 04/01/19	BNP	0.99%	1.00%	06/20/21	(200)	—	(6)	6
CDX.NA.HY.25	BOA	N/A	5.00%	12/20/20	(400)	57	4	53
CDX.NA.HY.27	CGM	N/A	5.00%	12/20/21	(600)	77	52	25
CDX.NA.HY.27	JPM	N/A	5.00%	12/20/21	(400)	51	34	17
CMBX.NA.AAA.8	CSI	N/A	0.50%	10/17/57	(300)	(3)	(15)	12
CMBX.NA.AAA.9	GSC	N/A	0.50%	09/17/58	(4,000)	(87)	(161)	74
CMBX.NA.AAA.9	MSC	N/A	0.50%	09/17/58	(500)	(11)	(19)	8
CMBX.NA.BB.6	MSC	N/A	5.00%	05/11/63	(1,100)	(144)	(155)	11
CMBX.NA.BBB-.6	GSC	N/A	3.00%	05/11/63	(400)	(23)	(28)	5
CMBX.NA.BBB-.6	MSC	N/A	3.00%	05/11/63	(2,000)	(112)	(167)	55
CMBX.NA.BBB-.7	MSC	N/A	3.00%	01/17/47	(500)	(28)	(59)	31
CMBX.NA.BBB-.9	GSC	N/A	3.00%	09/17/58	(400)	(52)	(74)	22
Deutsche Bank, 5.13%, 08/31/17	BNP	0.93%	1.00%	12/20/17	(210)	—	(4)	4
Federative Republic of Brazil, 12.25%, 03/06/30	MSC	1.17%	1.00%	12/20/18	(100)	—	(4)	4
Federative Republic of Brazil, 4.25%, 01/07/25	CSI	2.08%	1.00%	09/20/20	(200)	(8)	(14)	6
Gazprom OAO, 2.85%, 10/25/19	BOA	1.77%	1.00%	06/20/20	(100)	(2)	(16)	14
Gazprom OAO, 2.85%, 10/25/19	JPM	1.77%	1.00%	06/20/20	(50)	(1)	(8)	7
Goldman Sachs Group Inc., 5.95%, 01/18/18	BCL	0.89%	1.00%	12/20/21	(1,400)	7	2	5
Goldman Sachs Group Inc., 5.95%, 01/18/18	JPM	0.82%	1.00%	06/20/21	(1,700)	14	(2)	16
Goldman Sachs Group Inc., 5.95%, 01/18/18	JPM	0.72%	1.00%	12/20/20	(800)	8	3	5
Italy Government International Bond, 6.88%, 09/27/23	BCL	1.38%	1.00%	06/20/20	(1,200)	(15)	(2)	(13)
Italy Government International Bond, 6.88%, 09/27/23	BNP	1.04%	1.00%	06/20/19	(500)	—	4	(4)
Italy Government International Bond, 6.88%, 09/27/23	BOA	1.55%	1.00%	06/20/21	(1,900)	(43)	(30)	(13)
Italy Government International Bond, 6.88%, 09/27/23	BOA	1.38%	1.00%	06/20/20	(400)	(5)	(1)	(4)
Italy Government International Bond, 6.88%, 09/27/23	BOA	0.98%	1.00%	03/20/19	(400)	—	(7)	7
Italy Government International Bond, 6.88%, 09/27/23	DUB	1.04%	1.00%	06/20/19	(300)	(1)	(2)	1
Italy Government International Bond, 6.88%, 09/27/23	DUB	1.04%	1.00%	06/20/19	(400)	—	3	(3)
Italy Government International Bond, 6.88%, 09/27/23	GSC	1.38%	1.00%	06/20/20	(300)	(3)	—	(3)
Italy Government International Bond, 6.88%, 09/27/23	GSC	1.55%	1.00%	06/20/21	(800)	(18)	(14)	(4)
Italy Government International Bond, 6.88%, 09/27/23	MSC	1.04%	1.00%	06/20/19	(200)	(1)	1	(2)
MCDX.NA.24	MSC	N/A	1.00%	06/20/25	(150)	1	(5)	6
Morgan Stanley, 3.75%, 02/25/23	JPM	0.71%	1.00%	12/20/20	(300)	3	(7)	10
People's Republic of China, 7.50%, 10/28/27	BCL	1.08%	1.00%	06/20/21	(1,500)	(5)	(17)	12
People's Republic of China, 7.50%, 10/28/27	BNP	1.08%	1.00%	06/20/21	(600)	(1)	(6)	5
People's Republic of China, 7.50%, 10/28/27	CGM	0.91%	1.00%	09/20/20	(100)	—	—	—
People's Republic of China, 7.50%, 10/28/27	GSC	1.08%	1.00%	06/20/21	(100)	—	—	—
People's Republic of China, 7.50%, 10/28/27	JPM	1.08%	1.00%	06/20/21	(100)	(1)	(1)	—
People's Republic of China, 7.50%, 10/28/27	MSC	1.08%	1.00%	06/20/21	(300)	(1)	(2)	1
People's Republic of China, 7.50%, 10/28/27	UBS	1.08%	1.00%	06/20/21	(200)	(1)	(2)	1
Petrobras International Finance Co., 8.38%, 12/10/18	BNP	3.10%	1.00%	06/20/19	(100)	(5)	(8)	3

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

OTC Credit Default Swap Agreements (continued)
Reference Entity	Counterparty	Implied Credit Spread[4]	Fixed Receive/ Pay Rate[7]	Expiration	Notional[1,6]	Value[5]	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Petrobras International Finance Co., 8.38%, 12/10/18	BNP	3.31%	1.00%	09/20/19	(400)	(23)	(21)	(2)
Petrobras International Finance Co., 8.38%, 12/10/18	BNP	3.48%	1.00%	12/20/19	(400)	(28)	(45)	17
Petroleos Mexicanos, 6.63%, 06/15/35	BCL	2.49%	1.00%	09/20/20	(900)	(46)	(46)	—
Petroleos Mexicanos, 6.63%, 06/15/35	GSC	2.49%	1.00%	09/20/20	(250)	(13)	(13)	—
Republic of Colombia, 10.38%, 01/28/33	DUB	1.48%	1.00%	06/20/21	(650)	(14)	(19)	5
Republic of Colombia, 10.38%, 01/28/33	UBS	1.48%	1.00%	06/20/21	(650)	(13)	(19)	6
Republic of Indonesia, 5.88%, 03/13/20	BCL	1.56%	1.00%	12/20/21	(100)	(3)	(3)	—
Republic of Indonesia, 5.88%, 03/13/20	BNP	1.56%	1.00%	12/20/21	(200)	(5)	(6)	1
Republic of Indonesia, 5.88%, 03/13/20	DUB	1.56%	1.00%	12/20/21	(300)	(8)	(9)	1
Republic of South Africa, 5.50%, 03/09/20	CGM	1.95%	1.00%	06/20/21	(600)	(24)	(50)	26
United Mexican States, 5.95%, 03/19/19	BCL	1.55%	1.00%	12/20/21	(1,200)	(30)	(41)	11
United Mexican States, 5.95%, 03/19/19	BCL	1.41%	1.00%	06/20/21	(400)	(7)	(9)	2
United Mexican States, 5.95%, 03/19/19	BNP	1.41%	1.00%	06/20/21	(600)	(10)	(11)	1
United Mexican States, 5.95%, 03/19/19	BOA	1.55%	1.00%	12/20/21	(1,200)	(30)	(40)	10
United Mexican States, 5.95%, 03/19/19	BOA	1.41%	1.00%	06/20/21	(500)	(8)	(10)	2
United Mexican States, 5.95%, 03/19/19	CGM	1.18%	1.00%	09/20/20	(300)	(2)	(6)	4
United Mexican States, 5.95%, 03/19/19	CSI	1.41%	1.00%	06/20/21	(1,300)	(22)	(35)	13
United Mexican States, 5.95%, 03/19/19	GSC	0.80%	1.00%	03/20/19	(100)	1	1	—
United Mexican States, 5.95%, 03/19/19	GSC	1.41%	1.00%	06/20/21	(300)	(5)	(9)	4
United Mexican States, 5.95%, 03/19/19	JPM	1.18%	1.00%	09/20/20	(700)	(4)	(12)	8
United Mexican States, 5.95%, 03/19/19	MSC	0.80%	1.00%	03/20/19	(400)	2	3	(1)
					$(37,292)	$(641)	$(1,130)	$489

1Notional amount is stated in USD unless otherwise noted.

2If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the referenced obligation agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

3If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the referenced obligation and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the reference obligation or underlying securities comprising the referenced index.

4Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues and sovereign issues serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the applicable agreement.

5The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

6The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs is limited to the total notional amount which is defined under the terms of each swap agreement.

7If the Fund is a buyer of protection, the Fund pays the fixed rate. If the Fund is a seller of protection, the Fund receives the fixed rate.

‡. The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Board.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
JNL/PPM America Long Short Credit Fund *
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 2.4%
American Airlines Pass-Through Trust
Series 2013-B-2, 5.60%, 07/15/20 (a)	602	625
American Tower Trust I
Series 2013-A-2, 3.07%, 03/15/23 (a) (b)	1,170	1,158
Credit Suisse First Boston Mortgage Securities Corp.
Series 2004-D-C2, REMIC, 5.57%, 05/15/36 (a) (c)	96	97
Other Securities		456
Total Non-U.S. Government Agency Asset-Backed Securities (cost $2,347)		2,336
CORPORATE BONDS AND NOTES 51.3%
Consumer Discretionary 9.2%
Charter Communications Operating LLC
6.38%, 10/23/35	125	143
6.83%, 10/23/55	400	468
KB Home
7.63%, 05/15/23	583	611
Numericable - SFR SA
7.38%, 05/01/26 (a)	322	329
Numericable Group SA
5.38%, 05/15/22, EUR (a)	150	165
Staples Inc.
2.75%, 01/12/18 (d)	3,000	3,014
Wave Holdco LLC
8.25%, 07/15/19 (a) (e)	567	575
WideOpenWest Finance LLC
10.25%, 07/15/19	525	554
Other Securities		3,132
		8,991
Consumer Staples 4.2%
Century Intermediate Holding Co. 2
9.75%, 02/15/19 (a) (e)	592	588
Kraft Heinz Foods Co.
3.95%, 07/15/25 (b)	264	267
5.00%, 07/15/35	279	292
5.20%, 07/15/45	180	188
4.38%, 06/01/46	184	173
Reynolds Group Issuer Inc.
5.75%, 10/15/20	350	361
Other Securities		2,213
		4,082
Energy 7.8%
Chaparral Energy Inc.
0.00%, 09/01/21 (f) (g)	650	583
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/25 (a)	160	163
Columbia Pipeline Group Inc.
3.30%, 06/01/20	365	372
5.80%, 06/01/45	274	314
Sabine Pass Liquefaction LLC
5.63%, 03/01/25	40	43
5.88%, 06/30/26 (a)	534	575
5.00%, 03/15/27 (a)	275	277
Other Securities		5,284
		7,611
Financials 10.4%
AerCap Ireland Capital Ltd.
4.25%, 07/01/20	150	154
4.63%, 10/30/20	367	382
Anheuser-Busch InBev Finance Inc.
3.65%, 02/01/26 (b)	688	697
4.90%, 02/01/46	598	642
Bank of America Corp.
4.20%, 08/26/24	629	640
Credit Suisse AG
6.50%, 08/08/23 (a)	481	511
Credit Suisse Group AG
7.50%, (callable at 100 beginning 12/11/23) (a) (h)	259	271
	Shares/Par†	Value
JPMorgan Chase & Co.
5.30%, (callable at 100 beginning 05/01/20) (h)	600	612
Morgan Stanley
2.63%, 11/17/21	275	271
4.10%, 05/22/23	1,049	1,076
2.28%, 10/24/23 (b) (c)	200	202
4.35%, 09/08/26	268	273
Reynolds Group Issuer Inc.
4.38%, 07/15/21 (a) (c)	483	494
Wells Fargo & Co.
5.87%, (callable at 100 beginning 06/15/25) (h)	660	693
Other Securities		3,206
		10,124
Health Care 5.1%
HCA Inc.
4.25%, 10/15/19	953	991
Tenet Healthcare Corp.
4.46%, 06/15/20 (c)	543	546
7.50%, 01/01/22 (a)	56	58
8.13%, 04/01/22	236	223
Valeant Pharmaceuticals International Inc.
5.88%, 05/15/23 (a)	309	233
WellCare Health Plans Inc.
5.75%, 11/15/20	667	685
Other Securities		2,274
		5,010
Industrials 5.2%
Aircastle Ltd.
4.63%, 12/15/18	539	563
5.00%, 04/01/23	145	148
General Electric Co.
5.00%, (callable at 100 beginning 01/21/21) (b) (h)	1,815	1,883
International Lease Finance Corp.
6.25%, 05/15/19	450	484
Siemens Financieringsmaatschappij NV
2.35%, 10/15/26 (a) (b)	750	693
Other Securities		1,338
		5,109
Information Technology 1.6%
Other Securities		1,594
Materials 3.3%
Anglo American Plc
3.63%, 05/14/20 (a)	605	612
Ardagh Packaging Finance Plc
3.96%, 12/15/19 (a) (c)	750	761
FMG Resources August 2006 Pty Ltd.
9.75%, 03/01/22 (a)	160	186
Freeport-McMoRan Inc.
3.88%, 03/15/23	151	139
4.55%, 11/14/24	257	241
5.40%, 11/14/34	271	228
Other Securities		1,016
		3,183
Telecommunication Services 2.8%
Verizon Communications Inc.
2.63%, 02/21/20	700	706
4.27%, 01/15/36	500	478
5.01%, 08/21/54	218	216
Other Securities		1,296
		2,696
Utilities 1.7%
FirstEnergy Corp.
7.38%, 11/15/31	325	418
FirstEnergy Transmission LLC
5.45%, 07/15/44 (a)	197	209
Other Securities		986
		1,613
Total Corporate Bonds And Notes (cost $49,890)		50,013

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
VARIABLE RATE SENIOR LOAN INTERESTS 31.2% (c)
Consumer Discretionary 13.0%
1011778 B.C. Unltd. Liability Co.
Term Loan B-2, 3.75%, 12/10/21	1,009	1,017
Bass Pro Group LLC
Term Loan B, 5.97%, 04/01/24	850	841
Charter Communications Operating LLC
Term Loan I, 3.50%, 01/24/23	186	187
Term Loan H, 3.25%, 07/23/23	310	312
Citycenter Holdings LLC
Term Loan B, 4.25%, 10/09/20	738	746
Four Seasons Holdings Inc.
Term Loan B, 3.75%, 11/18/23	586	592
Hilton Worldwide Finance LLC
Term Loan B-2, 3.26%, 10/25/23	659	666
Liberty Cablevision of Puerto Rico LLC
1st Lien Term Loan, 4.50%, 12/24/21	900	893
Numericable US LLC
Term Loan B-7, 5.14%, 01/08/24	398	403
PetSmart Inc.
Term Loan B-2, 4.00%, 10/10/22	582	584
Scientific Games International Inc.
Term Loan B-2, 6.00%, 09/17/21	577	584
Seminole Hard Rock Entertainment Inc.
Term Loan B, 3.59%, 05/15/20	775	779
Other Securities		5,022
		12,626
Consumer Staples 1.6%
Dole Food Co. Inc.
Term Loan B, 4.76%, 10/25/18	653	656
Pinnacle Foods Finance LLC
Incremental Term Loan H, 3.25%, 04/29/20	568	573
Other Securities		373
		1,602
Energy 2.6%
Other Securities		2,530
Financials 1.2%
Guggenheim Partners LLC
Term Loan, 3.75%, 07/22/23	764	769
Other Securities		379
		1,148
Health Care 2.5%
DaVita HealthCare Partners Inc.
Term Loan B, 3.50%, 06/20/21	927	935
Valeant Pharmaceuticals International Inc.
Term Loan B, 5.50%, 03/13/22	756	756
Other Securities		713
		2,404
Industrials 1.7%
Delta Air Lines Inc.
Term Loan B-1, 3.25%, 10/18/18	640	647
Other Securities		1,059
		1,706
Information Technology 2.0%
Other Securities		1,971
Materials 3.3%
FMG Resources August 2006 Pty Ltd.
Term Loan B, 3.75%, 06/30/19	435	436
	Shares/Par†	Value
Other Securities		2,777
		3,213
Real Estate 0.2%
Other Securities		247
Telecommunication Services 1.1%
T-Mobile USA Inc.
Term Loan B, 3.52%, 11/03/22	605	612
Other Securities		441
		1,053
Utilities 2.0%
Energy Future Intermediate Holding Co. LLC
DIP Term Loan, 4.25%, 06/30/17	1,058	1,064
Other Securities		865
		1,929
Total Variable Rate Senior Loan Interests (cost $30,232)		30,429
PREFERRED STOCKS 0.9%
Energy 0.4%
Other Securities		361
Financials 0.5%
Other Securities		475
Total Preferred Stocks (cost $859)		836
OTHER EQUITY INTERESTS 0.0%
Other Securities		—
Total Other Equity Interests (cost $0)		—
INVESTMENT COMPANIES 0.4%
Other Securities		372
Total Investment Companies (cost $505)		372
SHORT TERM INVESTMENTS 11.6%
Investment Companies 11.6%
JNL Money Market Fund, 0.34% (i) (j)	11,292	11,292
Total Short Term Investments (cost $11,292)		11,292
Total Investments 97.8% (cost $95,125)		95,278
Total Securities Sold Short (1.8)% (proceeds $1,728)		(1,757)
Other Derivative Instruments 0.1%		90
Other Assets and Liabilities, Net 3.9%		3,845
Total Net Assets 100.0%		$97,456

(a) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. As of December 31, 2016, the net value and the percentage of net assets of these liquid securities was $19,952 and 20.5%, respectively.

(b) All or a portion of the security is pledged or segregated as collateral.

(c) The security or securities in this category have a variable rate. Rate stated was in effect as of December 31, 2016.

(d) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(e) Pay-in-kind security. The coupon interest earned by the security may be paid in cash or additional par.

(f) Non-income producing security.

(g) Issuer was in bankruptcy and/or was in default relating to principal and/or interest. The aggregate value of these securities represented 1.3% of the Fund’s net assets.

(h) Perpetual security.

(i) Investment in affiliate.

(j) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2016.

Restricted Securities

	Initial Acquisition	Cost	Ending Value	Percent of Net Assets
Advanced Disposal Services Inc., 5.63%, 11/15/24	10/28/16	$327	$323	0.3%
Chinos Intermediate Holdings A Inc., 7.75%, 05/01/19	10/29/13	278	114	0.1
Concordia Healthcare Corp., 7.00%, 04/15/23	04/14/15	280	88	0.1
Enquest Plc, 7.00%, 04/15/22	12/08/16	251	302	0.3
New Cotai LLC, 10.63%, 05/01/19	08/11/16	137	185	0.2
		$1,273	$1,012	1.0%

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
SECURITIES SOLD SHORT (1.8%)
CORPORATE BONDS AND NOTES (1.8%)
Health Care (0.8%)
Teva Pharmaceutical Finance Netherlands III BV
3.15%, 10/01/26	(800)	$(739)
	Shares/Par†	Value
Information Technology (1.0%)
QUALCOMM Inc.
3.45%, 05/20/25	(1,000)	(1,018)
Total Corporate Bonds And Notes (proceeds $1,728)		(1,757)
Total Securities Sold Short (1.8%) (proceeds $1,728)		$(1,757)

The following schedules reflect the derivative investments for JNL/PPM Long Short Credit Fund at December 31, 2016:

Futures Contracts
Reference Entity	Contracts Long (Short)†	Expiration	Notional[1]	Variation Margin Receivable (Payable)	Unrealized Appreciation (Depreciation)
Euro FX Currency Future	(9)	March 2017	(1,193)	$(6)	$4
U.S. Treasury Long Bond Future	(7)	March 2017	(1,060)	(5)	6
U.S. Treasury Note Future, 10-Year	(155)	March 2017	(19,303)	(54)	39
U.S. Treasury Note Future, 2-Year	(8)	March 2017	(1,734)	(1)	1
U.S. Treasury Note Future, 5-Year	(161)	March 2017	(18,969)	(26)	25
Ultra 10-Year U.S. Treasury Note Future	7	March 2017	926	5	12
Ultra Long Term U.S. Treasury Bond Future	(16)	March 2017	(2,584)	(16)	20
				$(103)	$107

Centrally Cleared Credit Default Swap Agreements
Reference Entity	Fixed Receive/ Pay Rate[7]	Expiration	Notional[1,6]	Value[5]	Variation Margin Receivable (Payable)	Unrealized Appreciation (Depreciation)
Credit default swap agreements - purchase protection[2]
CDX.NA.IG.27	1.00%	12/20/21	4,000	$(61)	$(1)	$(14)
				$(61)	$(1)	$(14)

OTC Credit Default Swap Agreements
Reference Entity	Counterparty	Implied Credit Spread[4]	Fixed Receive/ Pay Rate[7]	Expiration	Notional[1,6]	Value[5]	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit default swap agreements - purchase protection[2]
Capital One Bank USA Corp., 2.25%, 02/13/19	JPM	N/A	1.00%	12/20/21	$2,500	$(68)	$(63)	$(5)
Carnival Corp., 6.65%, 01/15/28	CGM	N/A	1.00%	12/20/21	3,000	(78)	(39)	(39)
ConAgra Brands Inc., 7.00%, 10/01/28	JPM	N/A	1.00%	12/20/21	1,500	(36)	(11)	(25)
Lamb Weston Holdings Inc., 4.63%, 11/01/24	JPM	N/A	1.00%	12/20/21	1,500	6	(11)	17
Marriott International Inc., 3.00%, 03/01/19	CGM	N/A	1.00%	12/20/21	2,500	(57)	(52)	(5)
Quest Diagnostics Inc., 2.50%, 03/20/20	JPM	N/A	1.00%	12/20/21	3,000	(70)	(73)	3
Staples Inc., 2.75%, 01/12/18	CGM	N/A	1.00%	03/20/18	3,000	(27)	(7)	(20)
					$17,000	$(330)	$(256)	$(74)
Credit default swap agreements - sell protection[3]
Citigroup Inc., 6.13%, 05/15/18	JPM	0.75%	1.00%	12/20/21	$(2,500)	$30	$25	$5
Host Hotels & Resorts LP, 4.75%, 03/01/23	CGM	1.00%	1.00%	12/20/21	(2,500)	1	(17)	18
Royal Caribbean Cruises, 5.25%, 11/15/22	CGM	1.50%	5.00%	12/20/21	(3,000)	493	402	91
					$(8,000)	$524	$410	$114

1Notional amount is stated in USD unless otherwise noted.

2If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the referenced obligation agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

3If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the referenced obligation and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the reference obligation or underlying securities comprising the referenced index.

4Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues and sovereign issues serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the applicable agreement.

5The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

6The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs is limited to the total notional amount which is defined under the terms of each swap agreement.

7If the Fund is a buyer of protection, the Fund pays the fixed rate. If the Fund is a seller of protection, the Fund receives the fixed rate.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
JNL/T. Rowe Price Capital Appreciation Fund *
COMMON STOCKS 61.8%
Consumer Discretionary 8.3%
Adient Plc (a)	115	$6,757
Amazon.com Inc. (a) (b)	27	20,249
AutoZone Inc. (a) (b)	16	12,249
Liberty Global Plc - Class C (a)	214	6,371
Lowe's Cos. Inc. (b)	129	9,182
O'Reilly Automotive Inc. (a)	68	18,844
Yum! Brands Inc.	143	9,074
Other Securities		24,207
		106,933
Consumer Staples 10.6%
Altria Group Inc. (b)	351	23,721
Dr. Pepper Snapple Group Inc.	106	9,629
Kraft Heinz Foods Co.	130	11,346
Mondelez International Inc. - Class A	365	16,183
PepsiCo Inc. (b)	102	10,690
Philip Morris International Inc. (b)	275	25,123
Reckitt Benckiser Group Plc	118	9,996
Walgreens Boots Alliance Inc.	235	19,420
Other Securities		11,475
		137,583
Energy 1.4%
Canadian Natural Resources Ltd.	302	9,644
Other Securities		8,616
		18,260
Financials 7.4%
Bank of New York Mellon Corp. (b)	501	23,747
Marsh & McLennan Cos. Inc.	468	31,635
State Street Corp.	87	6,782
Wells Fargo & Co.	231	12,719
Willis Towers Watson Plc	104	12,702
Other Securities		8,326
		95,911
Health Care 15.2%
Abbott Laboratories	689	26,468
Aetna Inc.	131	16,210
Becton Dickinson & Co.	115	18,981
CIGNA Corp.	108	14,433
Danaher Corp. (b)	306	23,807
PerkinElmer Inc.	312	16,289
Thermo Fisher Scientific Inc. (b)	133	18,708
UnitedHealth Group Inc. (b)	125	19,989
Zoetis Inc. - Class A (b)	344	18,434
Other Securities		22,760
		196,079
Industrials 3.6%
Johnson Controls International Plc	206	8,481
Roper Industries Inc.	54	9,820
Other Securities		27,675
		45,976
Information Technology 11.4%
Alphabet Inc. - Class A (a) (b)	4	3,249
Alphabet Inc. - Class C (a) (b)	37	28,675
Apple Inc. (b)	115	13,342
Fiserv Inc. (a)	257	27,303
MasterCard Inc. - Class A	87	9,016
Microsoft Corp. (b)	544	33,835
Visa Inc. - Class A (b)	240	18,699
Other Securities		12,790
		146,909
Materials 0.4%
Other Securities		5,241
Real Estate 0.4%
American Tower Corp. (b)	48	5,125
Telecommunication Services 0.4%
SBA Communications Corp. (a)	56	5,779
Utilities 2.7%
DTE Energy Co.	63	6,246
	Shares/Par†	Value
PG&E Corp.	462	28,050
		34,296
Total Common Stocks (cost $754,856)		798,092
TRUST PREFERRED 0.4%
Utilities 0.4%
Other Securities		4,664
Total Trust Preferreds (cost $4,946)		4,664
PREFERRED STOCKS 1.6%
Financials 0.5%
State Street Corp. - Series S, 6.00%, (callable at 25 beginning 12/15/19) (c)	28	708
State Street Corp., 5.35%, (callable at 25 beginning 03/15/26) (c)	35	876
Wells Fargo & Co. - Series L, 7.50% (c) (d)	2	2,606
Other Securities		1,995
		6,185
Real Estate 0.5%
American Tower Corp., 5.50%, 02/15/18 (d)	63	6,532
Utilities 0.6%
DTE Energy Co., 0.43%, 10/01/19	91	4,814
Other Securities		3,417
		8,231
Total Preferred Stocks (cost $20,752)		20,948
INVESTMENT COMPANIES 0.1%
T. Rowe Price Institutional Floating Rate Fund (e)	111	1,115
Total Investment Companies (cost $1,132)		1,115
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 0.1%
Other Securities		1,223
Total Non-U.S. Government Agency Asset-Backed Securities (cost $1,220)		1,223
CORPORATE BONDS AND NOTES 21.5%
Consumer Discretionary 5.4%
Amazon.com Inc.
2.60%, 12/05/19	2,965	3,022
AutoZone Inc.
1.63%, 04/21/19	120	119
2.50%, 04/15/21	590	583
CCO Holdings LLC
6.63%, 01/31/22	2,600	2,694
5.25%, 09/30/22	3,000	3,105
5.13%, 02/15/23	1,850	1,901
5.13%, 05/01/23 (f)	475	489
5.75%, 09/01/23	1,370	1,432
5.88%, 04/01/24 (f)	1,075	1,148
Unitymedia Hessen GmbH & Co. KG
5.50%, 01/15/23 (f)	4,850	5,050
Unitymedia KabelBW GmbH
6.13%, 01/15/25 (f)	2,350	2,415
UPC Holding BV
6.38%, 09/15/22, EUR (f)	1,275	1,426
Yum! Brands Inc.
6.25%, 03/15/18	900	941
5.30%, 09/15/19	125	132
3.88%, 11/01/20	1,850	1,889
3.75%, 11/01/21 (g)	4,151	4,203
3.88%, 11/01/23 (g)	575	551
Other Securities		38,534
		69,634
Consumer Staples 0.9%
PepsiCo Inc.
1.25%, 04/30/18	370	370
Walgreens Boots Alliance Inc.
1.75%, 05/30/18	1,215	1,216
Other Securities		9,713
		11,299
Energy 2.1%
Canadian Natural Resources Ltd.
1.75%, 01/15/18	550	549
MPLX LP
5.50%, 02/15/23	3,200	3,329

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
4.50%, 07/15/23	4,950	5,022
4.88%, 12/01/24	1,000	1,028
Other Securities		17,673
		27,601
Financials 4.2%
Bank of New York Mellon Corp.
4.63%, (callable at 100 beginning 09/20/26) (c)	1,225	1,124
4.95%, (callable at 100 beginning 06/20/20) (c)	3,075	3,090
Ford Motor Credit Co. LLC
4.25%, 02/03/17	200	201
1.46%, 03/27/17	2,245	2,245
1.63%, 03/27/17 (h)	3,000	3,002
6.63%, 08/15/17	900	927
1.47%, 09/08/17 (h)	1,100	1,100
1.52%, 12/06/17 (h)	2,625	2,622
1.72%, 12/06/17	650	649
2.15%, 01/09/18	1,500	1,502
5.00%, 05/15/18	550	571
2.38%, 03/12/19 (g)	1,700	1,698
2.60%, 11/04/19	2,175	2,171
HUB International Ltd.
9.25%, 02/15/21 (f)	550	569
7.88%, 10/01/21 (f)	4,145	4,379
Marsh & McLennan Cos. Inc.
2.35%, 03/06/20	440	440
3.30%, 03/14/23	180	183
State Street Corp.
5.25%, (callable at 100 beginning 09/15/20) (c)	1,275	1,304
Trinity Acquisition Plc
4.40%, 03/15/26	1,530	1,547
Other Securities		24,216
		53,540
Health Care 3.9%
Becton Dickinson & Co.
1.80%, 12/15/17	1,036	1,038
2.68%, 12/15/19	854	866
Centene Corp.
5.63%, 02/15/21	2,964	3,116
4.75%, 05/15/22	1,850	1,869
6.13%, 02/15/24	2,200	2,318
4.75%, 01/15/25	1,850	1,806
DaVita HealthCare Partners Inc.
5.75%, 08/15/22	8,375	8,752
HCA Inc.
8.00%, 10/01/18	3,145	3,428
3.75%, 03/15/19	1,200	1,233
4.25%, 10/15/19	900	936
6.50%, 02/15/20	5,716	6,253
UnitedHealth Group Inc.
1.40%, 12/15/17	765	765
Other Securities		18,011
		50,391
Industrials 0.4%
Fortive Corp.
1.80%, 06/15/19 (f)	105	104
Other Securities		4,524
		4,628
Information Technology 1.4%
Fiserv Inc.
2.70%, 06/01/20	2,325	2,335
NXP BV
3.75%, 06/01/18 (f)	7,725	7,841
4.13%, 06/15/20 (f)	200	207
5.75%, 02/15/21 (f)	2,850	2,943
Visa Inc.
1.20%, 12/14/17	4,390	4,389
Other Securities		945
		18,660
Materials 0.1%
Other Securities		1,721
Real Estate 1.0%
American Tower Corp.
3.30%, 02/15/21	1,800	1,819
	Shares/Par†	Value
Other Securities		10,614
		12,433
Telecommunication Services 1.6%
Lynx I Corp.
6.00%, 04/15/21, GBP (f)	73	93
SBA Communications Corp.
4.88%, 07/15/22	3,482	3,534
4.88%, 09/01/24 (f)	5,350	5,283
Virgin Media Finance Plc
6.00%, 10/15/24 (f)	1,650	1,700
Virgin Media Secured Finance Plc
5.25%, 01/15/26 (f)	1,800	1,778
Other Securities		8,716
		21,104
Utilities 0.5%
Other Securities		5,870
Total Corporate Bonds And Notes (cost $275,246)		276,881
VARIABLE RATE SENIOR LOAN INTERESTS 2.9% (h)
Consumer Discretionary 0.6%
Yum! Brands Inc.
1st Lien Term Loan B, 3.49%, 05/23/23	3,582	3,629
Other Securities		4,398
		8,027
Consumer Staples 0.4%
Other Securities		5,413
Financials 1.0%
Hub International Ltd.
Term Loan B, 4.00%, 09/16/20	7,452	7,504
Other Securities		6,009
		13,513
Health Care 0.2%
DaVita HealthCare Partners Inc.
Term Loan B, 3.50%, 06/20/21	2,561	2,583
Industrials 0.1%
Other Securities		1,158
Information Technology 0.1%
NXP BV
Term Loan F, 3.36%, 12/07/20	718	721
Other Securities		353
		1,074
Telecommunication Services 0.5%
Other Securities		6,059
Total Variable Rate Senior Loan Interests (cost $37,399)		37,827
SHORT TERM INVESTMENTS 10.0%
Investment Companies 9.9%
JNL Money Market Fund, 0.34% (e) (i)	3,189	3,189
T. Rowe Price Government Reserve Fund, 0.44% (e) (i)	125,431	125,431
		128,620
Securities Lending Collateral 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.39% (i)	880	880
Total Short Term Investments (cost $129,500)		129,500
Total Investments 98.4% (cost $1,225,051)		1,270,250
Total Purchased Options 0.0% (cost $205)		396
Other Derivative Instruments (0.3)%		(4,500)
Other Assets and Liabilities, Net 1.9%		25,363
Total Net Assets 100.0%		$1,291,509

(a) Non-income producing security.

(b) All or a portion of the security is subject to a written call option.

(c) Perpetual security.

(d) Convertible security.

(e) Investment in affiliate.

(f) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. As of December 31, 2016, the net value and the percentage of net assets of these liquid securities was $71,775 and 5.6%, respectively.

(g) All or portion of the security was on loan.

(h) The security or securities in this category have a variable rate. Rate stated was in

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

effect as of December 31, 2016.

(i) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2016.

The following schedules reflect the derivative investments for JNL/T. Rowe Price Capital Appreciation Fund at December 31, 2016:

OTC Purchased Options
Reference Entity	Counterparty	Put/Call	Exercise Price/Rate	Expiration	Notional1/ Contracts†	Value
Options on Securities
Bristol-Myers Squibb Co.	CGM	Call	60.00	01/19/18	714	$371
Bristol-Myers Squibb Co.	CGM	Call	60.00	01/19/18	48	25
						$396

OTC Written Options
Reference Entity	Counterparty	Put/Call	Exercise Price/Rate	Expiration	Notional1/ Contracts†	Value
Options on Securities
Alphabet Inc. - Class A	DUB	Call	900.00	01/20/17	20	$—
Alphabet Inc. - Class A	DUB	Call	800.00	01/20/17	10	(11)
Alphabet Inc. - Class C	CGM	Call	880.00	01/19/18	10	(33)
Alphabet Inc. - Class C	CGM	Call	940.00	01/19/18	10	(20)
Alphabet Inc. - Class C	CGM	Call	880.00	01/19/18	10	(33)
Alphabet Inc. - Class C	CGM	Call	880.00	01/19/18	7	(23)
Alphabet Inc. - Class C	CGM	Call	880.00	01/19/18	7	(23)
Alphabet Inc. - Class C	CGM	Call	840.00	01/19/18	7	(42)
Alphabet Inc. - Class C	CGM	Call	920.00	01/19/18	11	(26)
Alphabet Inc. - Class C	CGM	Call	840.00	01/19/18	7	(42)
Alphabet Inc. - Class C	CGM	Call	940.00	01/19/18	10	(20)
Alphabet Inc. - Class C	CGM	Call	860.00	01/19/18	7	(37)
Alphabet Inc. - Class C	CGM	Call	940.00	01/19/18	6	(12)
Alphabet Inc. - Class C	CGM	Call	860.00	01/19/18	7	(37)
Alphabet Inc. - Class C	CGM	Call	900.00	01/19/18	11	(31)
Alphabet Inc. - Class C	CGM	Call	920.00	01/19/18	6	(14)
Alphabet Inc. - Class C	CGM	Call	920.00	01/19/18	10	(24)
Alphabet Inc. - Class C	CGM	Call	900.00	01/19/18	7	(19)
Alphabet Inc. - Class C	CGM	Call	900.00	01/19/18	6	(17)
Alphabet Inc. - Class C	CGM	Call	920.00	01/19/18	10	(24)
Alphabet Inc. - Class C	CGM	Call	900.00	01/19/18	7	(19)
Alphabet Inc. - Class C	CGM	Call	940.00	01/19/18	10	(20)
Alphabet Inc. - Class C	DUB	Call	800.00	01/20/17	38	(14)
Alphabet Inc. - Class C	DUB	Call	800.00	01/20/17	12	(4)
Alphabet Inc. - Class C	DUB	Call	840.00	01/20/17	12	—
Alphabet Inc. - Class C	DUB	Call	820.00	01/20/17	12	(1)
Alphabet Inc. - Class C	DUB	Call	940.00	01/19/18	7	(14)
Alphabet Inc. - Class C	DUB	Call	900.00	01/19/18	11	(31)
Alphabet Inc. - Class C	DUB	Call	900.00	01/19/18	9	(25)
Alphabet Inc. - Class C	DUB	Call	900.00	01/19/18	7	(19)
Alphabet Inc. - Class C	DUB	Call	880.00	01/19/18	10	(33)
Alphabet Inc. - Class C	DUB	Call	900.00	01/19/18	11	(31)
Alphabet Inc. - Class C	DUB	Call	920.00	01/19/18	7	(17)
Alphabet Inc. - Class C	DUB	Call	920.00	01/19/18	9	(21)
Alphabet Inc. - Class C	MSC	Call	795.00	01/20/17	15	(7)
Alphabet Inc. - Class C	MSC	Call	795.00	01/20/17	15	(7)
Altria Group Inc.	CGM	Call	67.50	01/20/17	146	(16)
Altria Group Inc.	CGM	Call	67.50	01/20/17	146	(16)
Altria Group Inc.	CGM	Call	65.00	01/20/17	147	(44)
Altria Group Inc.	CGM	Call	65.00	01/20/17	146	(44)
Amazon.com Inc.	CGM	Call	1,000.00	01/19/18	18	(41)
Amazon.com Inc.	DUB	Call	1,000.00	01/19/18	18	(41)
American Tower Corp.	CGM	Call	105.00	01/20/17	37	(9)
American Tower Corp.	CGM	Call	110.00	01/20/17	37	(2)
American Tower Corp.	CGM	Call	110.00	01/20/17	38	(2)
American Tower Corp.	CGM	Call	115.00	01/20/17	69	(1)
Apple Inc.	CGM	Call	115.00	01/20/17	178	(42)
Apple Inc.	CGM	Call	115.00	01/20/17	178	(42)
Apple Inc.	CGM	Call	115.00	01/20/17	213	(51)
Apple Inc.	CGM	Call	110.00	01/20/17	213	(134)

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

OTC Written Options (continued)
Reference Entity	Counterparty	Put/Call	Exercise Price/Rate	Expiration	Notional1/ Contracts†	Value
Apple Inc.	CGM	Call	105.00	01/20/17	213	(236)
AutoZone Inc.	DUB	Call	840.00	01/20/17	12	(1)
Bank of New York Mellon Corp.	DUB	Call	45.00	01/20/17	359	(103)
Bank of New York Mellon Corp.	DUB	Call	45.00	01/20/17	253	(72)
Bank of New York Mellon Corp.	DUB	Call	47.00	01/20/17	252	(35)
Boeing Co.	DUB	Call	160.00	01/20/17	24	(3)
Boeing Co.	DUB	Call	165.00	01/20/17	24	(1)
Boeing Co.	DUB	Call	170.00	01/20/17	10	—
Boeing Co.	DUB	Call	170.00	01/20/17	25	—
Boeing Co.	DUB	Call	165.00	01/20/17	12	—
Boeing Co.	DUB	Call	160.00	01/20/17	12	(1)
Bristol-Myers Squibb Co.	CGM	Call	50.00	01/19/18	714	(785)
Bristol-Myers Squibb Co.	CGM	Call	50.00	01/19/18	48	(53)
Comcast Corp.	CGM	Call	65.00	01/20/17	199	(90)
Comcast Corp.	RBC	Call	70.00	01/20/17	223	(21)
CVS Health Corp.	CGM	Call	110.00	01/20/17	109	—
CVS Health Corp.	CGM	Call	105.00	01/20/17	66	—
CVS Health Corp.	CGM	Call	115.00	01/20/17	61	—
CVS Health Corp.	CGM	Call	115.00	01/20/17	61	—
CVS Health Corp.	CGM	Call	110.00	01/20/17	71	—
CVS Health Corp.	JPM	Call	100.00	01/20/17	46	—
CVS Health Corp.	JPM	Call	100.00	01/20/17	32	—
CVS Health Corp.	JPM	Call	110.00	01/20/17	46	—
CVS Health Corp.	JPM	Call	110.00	01/20/17	32	—
CVS Health Corp.	JPM	Call	105.00	01/20/17	46	—
CVS Health Corp.	JPM	Call	105.00	01/20/17	32	—
Danaher Corp.	DUB	Call	105.00	01/20/17	25	(4)
Danaher Corp.	DUB	Call	105.00	01/20/17	91	(13)
Danaher Corp.	DUB	Call	105.00	01/20/17	38	(6)
Danaher Corp.	DUB	Call	100.00	01/20/17	25	(13)
Danaher Corp.	DUB	Call	100.00	01/20/17	91	(47)
Danaher Corp.	DUB	Call	115.00	01/20/17	39	—
Danaher Corp.	DUB	Call	87.50	01/20/17	265	—
Danaher Corp.	DUB	Call	110.00	01/20/17	150	(2)
Danaher Corp.	DUB	Call	105.00	01/20/17	150	(22)
Danaher Corp.	DUB	Call	110.00	01/20/17	38	(1)
Danaher Corp.	DUB	Call	90.00	01/19/18	182	(33)
Danaher Corp.	DUB	Call	90.00	01/19/18	129	(24)
Lowe's Cos. Inc.	CGM	Call	82.50	01/20/17	51	—
Lowe's Cos. Inc.	CGM	Call	87.50	01/20/17	56	—
Lowe's Cos. Inc.	CGM	Call	87.50	01/20/17	55	—
Lowe's Cos. Inc.	CGM	Call	85.00	01/20/17	51	—
Lowe's Cos. Inc.	CGM	Call	85.00	01/20/17	103	—
Lowe's Cos. Inc.	CGM	Call	85.00	01/20/17	123	—
Lowe's Cos. Inc.	CGM	Call	80.00	01/20/17	51	—
Lowe's Cos. Inc.	CGM	Call	90.00	01/20/17	115	—
Lowe's Cos. Inc.	CGM	Call	90.00	01/20/17	55	—
Lowe's Cos. Inc.	CGM	Call	90.00	01/20/17	56	—
LyondellBasell Industries NV	CGM	Call	87.50	01/20/17	154	(20)
LyondellBasell Industries NV	CGM	Call	87.50	01/20/17	15	(2)
LyondellBasell Industries NV	CGM	Call	87.50	01/20/17	39	(5)
LyondellBasell Industries NV	CGM	Call	87.50	01/20/17	39	(5)
LyondellBasell Industries NV	CGM	Call	87.50	01/20/17	42	(5)
LyondellBasell Industries NV	CGM	Call	87.50	01/20/17	17	(2)
LyondellBasell Industries NV	CGM	Call	87.50	01/20/17	51	(7)
LyondellBasell Industries NV	CGM	Call	87.50	01/20/17	23	(3)
LyondellBasell Industries NV	CGM	Call	87.50	01/20/17	29	(4)
LyondellBasell Industries NV	CGM	Call	87.50	01/20/17	11	(1)
LyondellBasell Industries NV	CIT	Call	87.50	01/20/17	6	(1)
LyondellBasell Industries NV	DUB	Call	90.00	01/20/17	23	(1)
LyondellBasell Industries NV	DUB	Call	90.00	01/20/17	21	(1)
LyondellBasell Industries NV	DUB	Call	87.50	01/20/17	22	(3)
LyondellBasell Industries NV	DUB	Call	87.50	01/20/17	22	(3)
LyondellBasell Industries NV	DUB	Call	87.50	01/20/17	64	(8)

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

OTC Written Options (continued)
Reference Entity	Counterparty	Put/Call	Exercise Price/Rate	Expiration	Notional1/ Contracts†	Value
Microsoft Corp.	CGM	Call	57.50	01/20/17	329	(160)
Microsoft Corp.	DUB	Call	62.50	01/20/17	400	(34)
Microsoft Corp.	DUB	Call	65.00	01/20/17	206	(3)
Microsoft Corp.	DUB	Call	65.00	01/20/17	423	(6)
Microsoft Corp.	DUB	Call	65.00	01/20/17	399	(6)
Microsoft Corp.	DUB	Call	60.00	01/20/17	93	(24)
Microsoft Corp.	DUB	Call	60.00	01/20/17	137	(35)
Microsoft Corp.	DUB	Call	62.50	01/20/17	205	(17)
Microsoft Corp.	DUB	Call	57.50	01/20/17	426	(207)
PepsiCo Inc.	CGM	Call	110.00	01/20/17	14	—
PepsiCo Inc.	CGM	Call	110.00	01/20/17	33	—
PepsiCo Inc.	CGM	Call	110.00	01/20/17	23	—
PepsiCo Inc.	CGM	Call	110.00	01/20/17	61	—
PepsiCo Inc.	CGM	Call	110.00	01/20/17	14	—
PepsiCo Inc.	CGM	Call	110.00	01/20/17	61	—
PepsiCo Inc.	CGM	Call	110.00	01/20/17	64	—
PepsiCo Inc.	CGM	Call	105.00	01/20/17	64	(8)
PepsiCo Inc.	CGM	Call	105.00	01/20/17	78	(9)
PepsiCo Inc.	CGM	Call	100.00	01/20/17	78	(39)
PepsiCo Inc.	CGM	Call	110.00	01/20/17	78	—
PepsiCo Inc.	CGM	Call	105.00	01/20/17	34	(4)
PepsiCo Inc.	CGM	Call	105.00	01/20/17	22	(3)
Philip Morris International Inc.	CGM	Call	95.00	01/20/17	127	(3)
Philip Morris International Inc.	CGM	Call	97.50	01/20/17	126	(2)
Philip Morris International Inc.	DUB	Call	92.50	01/20/17	42	(4)
Philip Morris International Inc.	DUB	Call	97.50	01/20/17	86	(1)
Philip Morris International Inc.	DUB	Call	97.50	01/20/17	41	(1)
Philip Morris International Inc.	DUB	Call	97.50	01/20/17	16	—
Philip Morris International Inc.	DUB	Call	92.50	01/20/17	16	(2)
Philip Morris International Inc.	DUB	Call	95.00	01/20/17	16	—
Philip Morris International Inc.	DUB	Call	95.00	01/20/17	86	(2)
Philip Morris International Inc.	DUB	Call	95.00	01/20/17	41	(1)
Philip Morris International Inc.	DUB	Call	92.50	01/20/17	85	(8)
Philip Morris International Inc.	DUB	Call	110.00	01/20/17	83	—
Texas Instruments Inc.	CGM	Call	60.00	01/20/17	127	(167)
Texas Instruments Inc.	CGM	Call	72.50	01/20/17	121	(21)
Thermo Fisher Scientific Inc.	CGM	Call	170.00	01/20/17	87	—
Thermo Fisher Scientific Inc.	CGM	Call	170.00	01/20/17	73	—
Thermo Fisher Scientific Inc.	CGM	Call	170.00	01/20/17	59	—
Thermo Fisher Scientific Inc.	CGM	Call	165.00	01/20/17	73	—
Thermo Fisher Scientific Inc.	DUB	Call	160.00	01/20/17	26	—
Thermo Fisher Scientific Inc.	DUB	Call	155.00	01/20/17	26	—
Thermo Fisher Scientific Inc.	DUB	Call	165.00	01/20/17	27	—
Thermo Fisher Scientific Inc.	DUB	Call	170.00	01/20/17	27	—
Thermo Fisher Scientific Inc.	DUB	Call	165.00	01/20/17	26	—
UnitedHealth Group Inc.	DUB	Call	145.00	01/20/17	35	(57)
UnitedHealth Group Inc.	DUB	Call	145.00	01/20/17	20	(33)
UnitedHealth Group Inc.	DUB	Call	155.00	01/20/17	36	(25)
UnitedHealth Group Inc.	DUB	Call	145.00	01/20/17	35	(57)
UnitedHealth Group Inc.	DUB	Call	140.00	01/20/17	36	(75)
UnitedHealth Group Inc.	DUB	Call	140.00	01/20/17	19	(40)
UnitedHealth Group Inc.	DUB	Call	140.00	01/20/17	88	(183)
UnitedHealth Group Inc.	DUB	Call	140.00	01/20/17	35	(73)
UnitedHealth Group Inc.	MSC	Call	145.00	01/20/17	31	(51)
UnitedHealth Group Inc.	MSC	Call	145.00	01/20/17	36	(59)
Visa Inc.	CGM	Call	87.50	01/20/17	88	—
Visa Inc.	CGM	Call	85.00	01/20/17	72	—
Visa Inc.	CGM	Call	87.50	01/20/17	102	—
Visa Inc.	CGM	Call	87.50	01/20/17	89	—
Visa Inc.	CGM	Call	85.00	01/20/17	71	—
Visa Inc.	CGM	Call	85.00	01/20/17	4	—
Visa Inc.	CGM	Call	85.00	01/20/17	74	—
Visa Inc.	CGM	Call	85.00	01/20/17	177	(1)
Visa Inc.	CGM	Call	85.00	01/20/17	65	—

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

OTC Written Options (continued)
Reference Entity	Counterparty	Put/Call	Exercise Price/Rate	Expiration	Notional1/ Contracts†	Value
Visa Inc.	CGM	Call	95.00	01/19/18	53	(11)
Visa Inc.	CGM	Call	95.00	01/19/18	53	(11)
Visa Inc.	CGM	Call	90.00	01/19/18	115	(35)
Visa Inc.	CGM	Call	90.00	01/19/18	309	(95)
Visa Inc.	CGM	Call	90.00	01/19/18	152	(47)
Zoetis Inc.	MSC	Call	55.00	01/20/17	161	(7)
						$(4,500)

Summary of Written Options
	Number of Contracts†	Premiums
Options outstanding at December 31, 2015	3,376	1,075
Options written during the year	17,266	4,894
Options closed during the year	(4,504)	(1,059)
Options exercised during the year	(1,335)	(359)
Options expired during the year	(714)	(216)
Options outstanding at December 31, 2016	14,089	4,335

1Notional amount is stated in USD unless otherwise noted.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
JNL/The Boston Company Equity Income Fund
COMMON STOCKS 98.8%
Consumer Discretionary 7.9%
Carnival Plc	19	$985
Comcast Corp. - Class A	18	1,260
Goodyear Tire & Rubber Co.	27	838
Omnicom Group Inc.	34	2,927
Staples Inc.	131	1,182
Time Warner Inc.	33	3,189
		10,381
Consumer Staples 9.4%
Archer-Daniels-Midland Co.	28	1,261
Coca-Cola Co.	42	1,750
Coca-Cola European Partners Plc	28	872
ConAgra Brands Inc.	33	1,298
Kellogg Co.	46	3,363
Molson Coors Brewing Co. - Class B	23	2,272
Walgreens Boots Alliance Inc.	19	1,605
		12,421
Energy 12.6%
EOG Resources Inc.	31	3,171
Kinder Morgan Inc.	54	1,122
Marathon Petroleum Corp.	26	1,320
Occidental Petroleum Corp.	64	4,555
Phillips 66	33	2,849
Schlumberger Ltd.	22	1,854
Valero Energy Corp.	26	1,774
		16,645
Financials 30.8%
Bank of America Corp.	221	4,895
BB&T Corp.	38	1,778
Berkshire Hathaway Inc. - Class B (a)	34	5,572
Charles Schwab Corp.	26	1,012
Chubb Ltd.	10	1,303
Goldman Sachs Group Inc.	13	3,133
Hartford Financial Services Group Inc.	14	654
JPMorgan Chase & Co.	76	6,562
Morgan Stanley	31	1,315
PNC Financial Services Group Inc.	11	1,319
Prudential Financial Inc.	30	3,162
SunTrust Banks Inc.	30	1,647
Synchrony Financial	89	3,216
U.S. Bancorp	45	2,299
Voya Financial Inc.	68	2,682
		40,549
Health Care 9.0%
Abbott Laboratories	36	1,387
Aetna Inc.	8	980
AmerisourceBergen Corp.	8	658

	Shares/Par†	Value
Bristol-Myers Squibb Co.	16	921
Eli Lilly & Co.	15	1,132
Merck & Co. Inc.	55	3,228
Pfizer Inc.	41	1,340
UnitedHealth Group Inc.	14	2,185
		11,831
Industrials 7.8%
Delta Air Lines Inc.	59	2,891
Honeywell International Inc.	15	1,703
Raytheon Co.	22	3,123
United Technologies Corp.	23	2,493
		10,210
Information Technology 7.6%
Apple Inc.	12	1,335
Applied Materials Inc.	26	855
Cisco Systems Inc.	76	2,295
Corning Inc.	54	1,314
Microchip Technology Inc.	17	1,108
Oracle Corp.	26	984
Texas Instruments Inc.	28	2,064
		9,955
Materials 6.0%
CF Industries Holdings Inc.	44	1,384
Dow Chemical Co.	23	1,323
Martin Marietta Materials Inc.	8	1,760
Packaging Corp. of America	20	1,669
Vulcan Materials Co.	14	1,792
		7,928
Real Estate 2.5%
Communications Sales & Leasing Inc.	67	1,707
Lamar Advertising Co. - Class A	24	1,606
		3,313
Telecommunication Services 4.0%
AT&T Inc.	102	4,322
Vodafone Group Plc - ADR	40	967
		5,289
Utilities 1.2%
NRG Yield Inc. - Class C	98	1,549
Total Common Stocks (cost $113,100)		130,071
SHORT TERM INVESTMENTS 0.6%
Investment Companies 0.6%
JNL Money Market Fund, 0.34% (b) (c)	778	778
Total Short Term Investments (cost $778)		778
Total Investments 99.4% (cost $113,878)		130,849
Other Assets and Liabilities, Net 0.6%		782
Total Net Assets 100.0%		$131,631

(a) Non-income producing security.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2016.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
JNL/The London Company Focused U.S. Equity Fund
COMMON STOCKS 96.7%
Consumer Discretionary 13.5%
Cabela's Inc. (a)	49	$2,844
Carnival Plc	101	5,275
Dollar Tree Inc. (a)	95	7,301
Pulte Homes Inc.	231	4,243
Vista Outdoor Inc. (a)	74	2,728
		22,391
Consumer Staples 5.6%
Altria Group Inc.	100	6,790
Spectrum Brands Holdings Inc. (b)	21	2,543
		9,333
Financials 20.2%
Berkshire Hathaway Inc. - Class B (a)	73	11,961
BlackRock Inc.	20	7,588
Cincinnati Financial Corp.	79	6,011
Wells Fargo & Co.	143	7,858
		33,418
Health Care 6.8%
Eli Lilly & Co.	94	6,927
Pfizer Inc.	132	4,272
		11,199
Industrials 28.9%
Deere & Co.	59	6,114
General Dynamics Corp.	43	7,407
General Electric Co.	266	8,415
Norfolk Southern Corp.	71	7,718
	Shares/Par†	Value
Old Dominion Freight Line Inc. (a)	82	7,010
Orbital ATK Inc.	80	7,040
USG Corp. (a) (b)	148	4,275
		47,979
Information Technology 7.7%
Apple Inc.	53	6,113
Citrix Systems Inc. (a)	74	6,596
		12,709
Materials 14.0%
Martin Marietta Materials Inc.	44	9,794
NewMarket Corp.	19	8,155
Tredegar Corp.	220	5,275
		23,224
Total Common Stocks (cost $136,417)		160,253
SHORT TERM INVESTMENTS 4.5%
Investment Companies 1.8%
JNL Money Market Fund, 0.34% (c) (d)	3,062	3,062
Securities Lending Collateral 2.7%
Securities Lending Cash Collateral Fund LLC, 0.50% (c) (d)	4,411	4,411
Total Short Term Investments (cost $7,473)		7,473
Total Investments 101.2% (cost $143,890)		167,726
Other Assets and Liabilities, Net (1.2)%		(2,030)
Total Net Assets 100.0%		$165,696

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2016.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
JNL/Van Eck International Gold Fund (a)
COMMON STOCKS 98.2%
Financials 0.3%
First Mining Finance Corp. (b) (c)	243	$156
Materials 97.9%
Acacia Mining Plc	172	788
Agnico-Eagle Mines Ltd.	72	3,030
Alamos Gold Inc. - Class A	2	11
Alamos Gold Inc. - Class A (c)	257	1,756
Argonaut Gold Inc. (b)	568	897
Asanko Gold Inc. (b) (c)	83	255
Asanko Gold Inc. (b) (c)	65	200
Atacama Pacific Gold Corp. (b)	399	113
AuRico Metals Inc. (b) (c)	641	482
Auryn Resources Inc. (b)	120	264
B2Gold Corp. (b) (c)	1,700	4,029
Barrick Gold Corp.	71	1,135
Bear Creek Mining Corp. (b) (c)	328	574
Belo Sun Mining Corp. (b) (c)	630	319
Brio Gold Inc. (b)	225	545
Cardinal Resources Ltd. (b) (c)	1,304	223
Columbus Gold Corp. (b)	379	169
Continental Gold Inc. (b) (c)	600	1,967
Corvus Gold Inc. (b)	117	48
Corvus Gold Inc. (b)	147	61
Dacian Gold Ltd. (b)	139	205
Detour Gold Corp. (b) (c)	89	1,212
Eastmain Resources Inc. (b) (c)	633	240
Eldorado Gold Corp. (b)	207	666
Evolution Mining Ltd.	1,245	1,862
Fortuna Silver Mines Inc. (b) (c)	63	356
Fresnillo Plc	138	2,053
Gold Road Resources Ltd. (b) (c)	2,968	1,217
Goldcorp Inc.	183	2,494
Guyana Goldfields Inc. (b)	216	984
Integra Gold Corp. (b)	2,080	867
Kinross Gold Corp. (b)	309	961
Kirkland Lake Gold Inc. (c)	182	952
Klondex Mines Ltd. (b)	262	1,220
Lundin Gold Inc. (b) (c)	76	298
MAG Silver Corp. (b)	56	620
Midas Gold Corp. (b)	280	181
New Gold Inc. (b)	200	699
New Gold Inc. (b)	75	264
Newcastle Gold Ltd. (b)	342	186
Newcrest Mining Ltd.	90	1,288
Newmont Mining Corp.	86	2,916
Northern Star Resources Ltd.	383	979
NovaGold Resources Inc. (b) (c)	105	479
OceanaGold Corp	312	909
Orezone Gold Corp. (b)	901	356
Osisko Mining Inc. (b) (d) (e)	178	323
Pilot Gold Inc. (b) (c)	646	214
Premier Gold Mines Ltd. (b) (c)	238	454
Pretium Resources Inc. (b) (c)	78	643
Randgold Resources Ltd. - ADR (c)	20	1,550
Richmont Mines Inc. (b)	26	169
	Shares/Par†	Value
Richmont Mines Inc. (b)	30	195
Roxgold Inc. (b) (c) (f)	707	637
Royal Gold Inc.	23	1,444
Rye Patch Gold Corp. (b)	1,014	234
Sabina Gold & Silver Corp. (b) (c)	901	658
Saracen Mineral Holdings Ltd. (b)	584	410
SEMAFO Inc. (b)	367	1,208
Silver Wheaton Corp.	83	1,602
Sulliden Mining Capital Inc. (b)	54	12
Tahoe Resources Inc. (c)	102	961
Tahoe Resources Inc. (c)	67	631
TMAC Resources Inc. (b) (c)	109	1,244
Torex Gold Resources Inc. (b)	89	1,370
Yamana Gold Inc. (c)	228	641
Yamana Gold Inc.	159	448
		56,378
Total Common Stocks (cost $53,642)		56,534
WARRANTS 0.0%
Pilot Gold Inc. (b) (d) (e) (g)	192	16
Total Warrants (cost $21)		16
SHORT TERM INVESTMENTS 19.2%
Investment Companies 1.7%
JNL Money Market Fund, 0.34% (h) (i)	849	849
JPMorgan U.S. Treasury Plus Money Market Fund - IM Class, 0.00% (i) (j)	107	107
		956
Securities Lending Collateral 17.5%
Securities Lending Cash Collateral Fund LLC, 0.50% (h) (i)	10,075	10,075
Total Short Term Investments (cost $11,031)		11,031
Total Investments 117.4% (cost $64,694)		67,581
Other Assets and Liabilities, Net (17.4)%		(10,007)
Total Net Assets 100.0%		$57,574

(a) Consolidated Schedule of Investments.

(b) Non-income producing security.

(c) All or portion of the security was on loan.

(d) Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(e) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees.

(f) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. As of December 31, 2016, the net value and the percentage of net assets of these liquid securities was $637 and 1.1%, respectively.

(g) Security fair valued in good faith in accordance with the procedures approved by the Jackson Variable Series Trust's Board of Trustees. Good faith fair valued securities may be classified as Level 2 or Level 3 for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(h) Investment in affiliate.

(i) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2016.

(j) All or a portion of the security is held in the respective subsidiary. See Significant Accounting Policies, Basis of Consolidation in the Notes to the Financial Statements.

Summary of Investments by Country^	Total Long Term Investments
Australia	12.5%
Canada	69.4
United Kingdom	5.0
United States of America	13.1
100.0%
^A country table is presented as a percentage of the Fund’s total long term investments because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

Restricted Securities

Initial	Cost	Ending Value	Percent of

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Acquisition			Net Assets
Osisko Mining Inc.	09/12/16	$373	$323	0.6%
Pilot Gold Inc.	11/16/16	21	16	—
		$394	$339	0.6%

The following schedules reflect the derivative investments for JNL/Van Eck International Gold Fund at December 31, 2016:

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional[1]		Value	Unrealized Appreciation (Depreciation)
USD/AUD	CSI	01/03/17	AUD	—	$—	$—
USD/AUD	CSI	01/04/17	AUD	(4)	(3)	—
					$(3)	$—

1Notional amount is stated in USD unless otherwise noted.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
JNL/WCM Focused International Equity Fund
COMMON STOCKS 94.5%
Australia 4.0%
CSL Ltd.	554	$40,045
Bermuda 2.2%
Lazard Ltd. - Class A	550	22,603
Brazil 2.0%
AMBEV SA - ADR	4,167	20,461
Canada 6.9%
Canadian Pacific Railway Co. (a)	286	40,899
Constellation Software Inc.	64	29,060
		69,959
China 6.2%
Ctrip.com International Ltd. - ADR (b)	719	28,759
Tencent Holdings Ltd.	1,385	33,580
		62,339
Denmark 7.5%
Chr Hansen Holding A/S	435	24,039
Coloplast A/S - Class B (a)	431	29,033
Novozymes A/S - Class B	667	22,966
		76,038
France 8.0%
Cie Generale d'Optique Essilor International SA	233	26,345
Hermes International SCA	58	23,742
LVMH Moet Hennessy Louis Vuitton SE	160	30,461
		80,548
Germany 2.2%
Adidas AG	141	22,223
Hong Kong 0.3%
AIA Group Ltd.	512	2,867
India 2.9%
HDFC Bank Ltd. - ADR	480	29,140
Ireland 6.3%
Accenture Plc - Class A	359	42,020
ICON Plc (b)	289	21,752
		63,772
Italy 2.2%
Luxottica Group SpA	414	22,261
Japan 5.6%
Keyence Corp. (a)	51	34,760
	Shares/Par†	Value
Sysmex Corp.	369	21,347
		56,107
Mexico 1.3%
Wal-Mart de Mexico SAB de CV	7,325	13,110
Netherlands 3.5%
Core Laboratories NV (a)	292	35,046
Russian Federation 2.2%
Yandex NV - Class A (b)	1,118	22,509
South Africa 2.2%
Shoprite Holdings Ltd.	1,804	22,543
Spain 1.6%
Inditex SA	458	15,586
Switzerland 6.9%
Nestle SA	574	41,089
SGS SA	14	28,743
		69,832
Taiwan 4.4%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	1,559	44,813
United Kingdom 11.3%
Compass Group Plc	1,910	35,298
Experian Plc	1,717	33,253
Reckitt Benckiser Group Plc	534	45,201
		113,752
United States of America 4.8%
Chubb Ltd.	365	48,200
Total Common Stocks (cost $928,730)		953,754
SHORT TERM INVESTMENTS 8.5%
Investment Companies 7.6%
JNL Money Market Fund, 0.34% (c) (d)	76,468	76,468
Securities Lending Collateral 0.9%
Securities Lending Cash Collateral Fund LLC, 0.50% (c) (d)	9,119	9,119
Total Short Term Investments (cost $85,587)		85,587
Total Investments 103.0% (cost $1,014,317)		1,039,341
Other Derivative Instruments 0.0%		9
Other Assets and Liabilities, Net (3.0)%		(30,721)
Total Net Assets 100.0%		$1,008,629

(a) All or portion of the security was on loan.

(b) Non-income producing security.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2016.

The following schedules reflect the derivative investments for JNL/WCM Focused International Equity Fund at December 31, 2016:

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional[1]		Value	Unrealized Appreciation (Depreciation)
AUD/USD	BBH	01/04/17	AUD	969	$700	$—
CAD/USD	BBH	01/04/17	CAD	675	503	—
CHF/USD	BBH	01/04/17	CHF	1,256	1,233	—
GBP/USD	BBH	01/03/17	GBP	1,259	1,551	11
GBP/USD	BBH	01/04/17	GBP	1,477	1,821	(2)
GBP/USD	BBH	01/04/17	GBP	340	419	—
HKD/USD	BBH	01/04/17	HKD	22,537	2,906	(1)
HKD/USD	BBH	01/04/17	HKD	4,631	597	—
JPY/USD	BBH	01/06/17	JPY	114,202	977	—
USD/ZAR	BBH	01/04/17	ZAR	(3,039)	(221)	2
USD/ZAR	BBH	01/05/17	ZAR	(4,683)	(341)	(1)
					$10,145	$9

1Notional amount is stated in USD unless otherwise noted.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

Currency Abbreviations:

AED - United Arab Emirates Dirham	EUR - European Currency Unit (Euro)	KES - Kenyan Shilling	RUB - Russian Ruble
AUD - Australian Dollar	GBP - British Pound	KRW - Korean Won	SAR - Saudi Riyal
BRL - Brazilian Real	GEL - Georgian Lari	LKR - Sri Lankan Rupee	SEK - Swedish Krona
CAD - Canadian Dollar	HKD - Hong Kong Dollar	MXN - Mexican Peso	SGD - Singapore Dollar
CHF - Swiss Franc	HUF - Hungarian Forint	MYR - Malaysian Ringgit	THB - Thai Baht
CLP - Chilean Peso	IDR - Indonesian Rupiah	NOK - Norwegian Krone	TRY - New Turkish Lira
CNH - Chinese Offshore Yuan	ILS - Israeli New Shekel	NZD - New Zealand Dollar	TWD - Taiwan Dollar
CNY - Chinese Yuan	INR - Indian Rupee	OMR - Omani Rial	UGX - Uganda Shilling
COP - Colombian Peso	ISK - Icelandic Krona - Onshore	PHP - Philippine Peso	USD - United States Dollar
DKK - Danish Krone	ISO - Icelandic Krona - Offshore	PLN - Polish Zloty	ZAR - South African Rand
DOP - Dominican Peso	JPY - Japanese Yen	RSD - Serbian Dinar

Abbreviations:

ADR - American Depositary Receipt	iTraxx - Group of international credit derivative indexes monitored
ASX - Australian Stock Exchange	by the International Index Company
CAC - Cotation Assistee en Continu	JSE - Johannesburg Stock Exchange
CDI - Chess Depository Interest	LIBOR - London Interbank Offer Rate
CDX.NA.HY - Credit Default Swap Index - North American - High Yield	LME - London Metal Exchange
CDX.NA.IG - Credit Default Swap Index - North American - Investment Grade	MBS - Mortgage Backed Security
CLO - Collateralized Loan Obligation	MCDX.NA - Municipal Credit Defualt Swap Index - North American
CPURNSA - CPI Consumers Index Non-Seasonally Adjusted	MLP - Master Limited Partnership
EAFE - Europe, Australia and Far East	MSCI - Morgan Stanley Capital International
ETF - Exchange Traded Fund	NASDAQ - National Association of Securities Dealers Automated Quotations
Euribor - Europe Interbank Offered Rate	OAT - Obligations Assimilables du Tresor
Euro-Bobl - debt instrument issued by the Federal Republic of Germany	OJSC - Open Joint-Stock Company
with a term of 4.5 to 5.5 years	RBOB - Reformulated Gasoline Blendstock for Oxygen Blending
Euro-Bund - debt instrument issued by the Federal Republic of Germany	REMIC - Real Estate Mortgage Investment Conduit
with a term of 8.5 to 10.5 years	SGX - Singapore Exchange
Euro-OAT - debt instrument issued by the Republic of France	SPDR - Standard & Poor's Depositary Receipt
with a term of 8.5 to 10.5 years	SPI - Schedule Performance Index
Euro-Schatz - debt instrument issued by the Federal Republic of Germany	ULSD - Ultra Low Sulfur Diesel
with a term of 1.75 to 2.25 years
FTSE - Financial Times and the London Stock Exchange
GDR - Global Depositary Receipt

Counterparty Abbreviations:

ANZ - Australia and New Zealand Banking Group LTD.	HSB - HSBC SECURITIES, INC.
APS - Amherst Pierpont Securities LLC	JPM - JPMorgan Chase Bank N.A.
BBH - Brown Brothers Harriman & Co.	MLP - Merrill Lynch, Pierce, Fenner, & Smith
BBP - Barclays Bank Plc	MSC - Morgan Stanley & Co., Incorporated
BCL - Barclays Capital Inc.	NSI - Nomura Securities International
BNP - BNP Paribas Securities	RBC - Royal Bank of Canada
BOA - Banc of America Securities LLC/Bank of America NA	RBS - Royal Bank of Scotland
CGM - Citigroup Global Markets	SCB - Standard Chartered Bank
CIT - Citibank, Inc.	SGB - Societe Generale Bannon LLC
CON - Convergex GLB	SGN - Societe Generale, NY
CSI - Credit Suisse Securities, LLC	SIG - Susquehanna Investment Group
DUB - Deutsche Bank Alex Brown Inc.	SSB - State Street Brokerage Services, Inc.
GSC - Goldman Sachs & Co.	UBS - UBS Securities LLC
GSI - Goldman Sachs International

†   For funds with fixed income securities, par amounts are listed in United States Dollars unless otherwise noted. Options are quoted in unrounded number of contracts or notional. Futures are quoted in unrounded contracts.

"-" Amount rounds to less than one thousand or 0.05%.

* A Summary Schedule of Investments is presented for this portfolio. For all items listed as "Other Securities" in this Summary Schedule of Investments, this represents issues not identified as top-fifty unaffiliated holdings in terms of value and issues or issuers not exceeding one percent individually or in aggregate, respectively, as of December 31, 2016. Certain footnotes may apply to securities included in “Other Securities” and are referenced in the complete Schedule of Investments. A complete Schedule of Investments is available without charge, upon request, by calling the Annuity Service Center at 1-800-873-5654 or by visiting the Commission’s website, www.sec.gov.

Determinations of liquidity in the Schedules of Investments is unaudited.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2016

	JNL Tactical ETF Conservative Fund	JNL Tactical ETF Moderate Fund	JNL Tactical ETF Growth Fund	JNL/AQR Risk Parity Fund(i)	JNL/BlackRock Global Long Short Credit Fund	JNL/DFA U.S. Micro Cap Fund
Assets
Investments - unaffiliated, at value (a)(d)	$112,524	$243,733	$171,991	$27,944	$314,411	$116,375
Investments - affiliated, at value (b)	20,464	32,947	26,671	6,098	35,746	661
Repurchase agreements	—	—	—	—	86,080	—
Total investments, at value (c)	132,988	276,680	198,662	34,042	436,237	117,036
Cash	—	—	—	—	18,722	26
Foreign currency (e)	—	—	—	—	7,132	—
Receivable for:
Investment securities sold	288	—	—	—	626	193
Fund shares sold	104	38	235	5	229	91
Dividends and interest	—	1	1	26	3,013	76
Deposits with brokers and counterparties	—	—	—	1,642	4,160	—
Receivable from adviser	43	93	66	3	16	—
Derivative instruments:
Variation margin on derivative instruments	—	—	—	234	76	—
Purchased options, at value (h)	—	—	—	—	736	—
Forward foreign currency contracts	—	—	—	164	1,177	—
OTC swap agreements	—	—	—	44	787	—
OTC swap premiums paid	—	—	—	—	2,558	—
Other assets	3	7	5	2	24	4
Total assets	133,426	276,819	198,969	36,162	475,493	117,426
Liabilities
Cash overdraft	—	—	—	112	—	—
Foreign currency overdraft	—	—	—	6	—	—
Payable for reverse repurchase agreements	—	—	—	—	540	—
Payable for:
Advisory fees	73	156	110	26	305	76
Administrative fees	14	31	22	4	48	14
12b-1 fees	7	15	11	2	23	7
Investment securities purchased	—	—	—	—	6,397	126
Fund shares redeemed	74	63	6	94	855	5
Dividends on securities sold short	—	—	—	—	866	—
Interest expense and brokerage charges	—	—	—	—	10	—
Trustee fees	5	11	8	7	29	19
Chief compliance officer fees	1	2	1	—	4	1
Other expenses	2	3	4	1	11	2
Deposits from counterparties	—	—	—	—	1,283	—
Return of securities loaned	18,999	30,449	24,460	—	—	3,858
Derivative instruments:
Variation margin on derivative instruments	—	—	—	152	62	—
Written options, at value (g)	—	—	—	—	283	—
Forward foreign currency contracts	—	—	—	47	525	—
OTC swap agreements	—	—	—	—	2,448	—
OTC swap premiums received	—	—	—	—	2,685	—
Investment in securities sold short, at value (f)	—	—	—	—	84,610	—
Total liabilities	19,175	30,730	24,622	451	100,984	4,108
Net assets	$114,251	$246,089	$174,347	$35,711	$374,509	$113,318
Net assets consist of:
Paid-in capital	$111,416	$238,719	$169,050	$54,560	$406,157	$84,726
Undistributed (excess of distributions
over) net investment income (loss)	1,815	3,880	2,591	(208)	2,121	262
Accumulated net realized gain (loss)	(794)	(2,402)	(3,220)	(18,650)	(23,937)	3,807
Net unrealized appreciation (depreciation) on
investments and foreign currency	1,814	5,892	5,926	9	(9,832)	24,523
	$114,251	$246,089	$174,347	$35,711	$374,509	$113,318
Shares outstanding (no par values), unlimited
shares authorized	10,209	20,673	14,293	2,790	39,436	11,656
Net asset value per share	$11.19	$11.90	$12.20	$12.80	$9.50	$9.72
(a) Investments - unaffiliated, at cost	$110,710	$237,841	$166,065	$28,185	$408,664	$91,852
(b) Investments - affiliated, at cost	20,464	32,947	26,671	6,098	35,742	661
(c) Total investments, at cost	$131,174	$270,788	$192,736	$34,283	$444,406	$92,513
(d) Including value of securities on loan	$18,582	$29,784	$23,900	$—	$—	$5,662
(e) Foreign currency (overdraft) cost	—	—	—	(6)	7,128	—
(f) Proceeds from securities sold short	—	—	—	—	84,927	—
(g) Premiums from written options	—	—	—	—	108	—
(h) Purchased options, at cost	—	—	—	—	716	—

(i)	Consolidated Statement of Assets and Liabilities.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2016

	JNL/DoubleLine Total Return Fund	JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	JNL/Epoch Global Shareholder Yield Fund	JNL/FAMCO Flex Core Covered Call Fund	JNL/Lazard International Strategic Equity Fund	JNL/Neuberger Berman Currency Fund
Assets
Investments - unaffiliated, at value (a)(d)	$2,333,420	$371,297	$80,784	$129,637	$70,425	$201,628
Investments - affiliated, at value (b)	219,341	43,022	1,214	2,005	515	7,190
Total investments, at value (c)	2,552,761	414,319	81,998	131,642	70,940	208,818
Cash	249	4,030	—	—	—	—
Foreign currency (e)	—	565	20	—	3	—
Receivable for:
Investment securities sold	—	—	2,625	1,300	182	—
Fund shares sold	2,001	99	127	20	183	72
Dividends and interest	8,511	7,282	307	186	133	385
Deposits with brokers and counterparties	—	16,071	—	—	—	—
Receivable from adviser	—	8	—	—	—	—
Derivative instruments:
Variation margin on derivative instruments	—	316	—	—	—	—
Purchased options, at value (h)	—	10,117	—	—	—	—
Forward foreign currency contracts	—	13,821	—	—	—	27,479
OTC swap agreements	—	5,397	—	—	—	—
OTC swap premiums paid	—	8,516	—	—	—	—
Other assets	63	16	2	5	4	9
Total assets	2,563,585	480,557	85,079	133,153	71,445	236,763
Liabilities
Cash overdraft	—	—	636	—	—	—
Payable for:
Advisory fees	1,020	346	51	65	51	124
Administrative fees	326	55	11	16	10	27
12b-1 fees	153	26	5	8	4	13
Investment securities purchased	—	—	—	1,934	18	—
Fund shares redeemed	919	556	92	70	305	135
Dividends on securities sold short	—	310	—	—	—	—
Interest expense and brokerage charges	—	9	—	—	—	—
Trustee fees	90	31	6	10	5	32
Chief compliance officer fees	19	4	1	1	1	2
Other expenses	49	21	1	2	1	3
Deposits from counterparties	—	17,963	—	—	—	—
Return of securities loaned	—	204	1,214	—	—	—
Derivative instruments:
Variation margin on derivative instruments	—	381	—	—	—	—
Written options, at value (g)	—	2,099	—	2,331	—	—
Forward foreign currency contracts	—	10,043	6	—	1	26,267
OTC swap agreements	—	4,658	—	—	—	—
OTC swap premiums received	—	7,555	—	—	—	—
Investment in securities sold short, at value (f)	—	8,040	—	—	—	—
Total liabilities	2,576	52,301	2,023	4,437	396	26,603
Net assets	$2,561,009	$428,256	$83,056	$128,716	$71,049	$210,160
Net assets consist of:
Paid-in capital	$2,518,314	$428,675	$86,624	$118,465	$75,740	$210,216
Undistributed (excess of distributions
over) net investment income (loss)	66,336	4,641	2,952	2,391	1,199	(1,243)
Accumulated net realized gain (loss)	(9,337)	(8,835)	(7,558)	(7,153)	(5,369)	—
Net unrealized appreciation (depreciation) on
investments and foreign currency	(14,304)	3,775	1,038	15,013	(521)	1,187
	$2,561,009	$428,256	$83,056	$128,716	$71,049	$210,160
Shares outstanding (no par values), unlimited
shares authorized	239,417	44,195	7,320	11,036	6,705	21,523
Net asset value per share	$10.70	$9.69	$11.35	$11.66	$10.60	$9.76
(a) Investments - unaffiliated, at cost	$2,347,724	$372,736	$79,739	$114,947	$70,940	$201,652
(b) Investments - affiliated, at cost	219,341	43,022	1,214	2,005	515	7,190
(c) Total investments, at cost	$2,567,065	$415,758	$80,953	$116,952	$71,455	$208,842
(d) Including value of securities on loan	$—	$200	$1,183	$—	$—	$—
(e) Foreign currency cost	—	576	20	—	3	—
(f) Proceeds from securities sold short	—	8,010	—	—	—	—
(g) Premiums from written options	—	1,280	—	2,655	—	—
(h) Purchased options, at cost	—	4,244	—	—	—	—

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2016

	JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund(i)	JNL/Nicholas Convertible Arbitrage Fund	JNL/PIMCO Credit Income Fund	JNL/PPM America Long Short Credit Fund	JNL/T. Rowe Price Capital Appreciation Fund	JNL/The Boston Company Equity Income Fund
Assets
Investments - unaffiliated, at value (a)(d)	$18,290	$361,280	$404,401	$83,986	$1,140,515	$130,071
Investments - affiliated, at value (b)	2,273	19,345	5,556	11,292	129,735	778
Total investments, at value (c)	20,563	380,625	409,957	95,278	1,270,250	130,849
Cash	—	1,688	1,164	198	16,177	4
Cash collateral segregated for short sales	—	141,076	—	—	—	—
Foreign currency (e)	—	—	309	697	532	—
Receivable for:
Investment securities sold	—	2,825	26,441	2,962	9,057	849
Fund shares sold	55	73	670	46	3,031	126
Dividends and interest	48	1,498	3,729	763	5,335	268
Deposits with brokers and counterparties	—	—	1,141	1,465	—	—
Receivable from adviser	—	8	—	21	—	—
Derivative instruments:
Variation margin on derivative instruments	233	—	39	5	—	—
Purchased options, at value (h)	—	—	253	—	396	—
Forward foreign currency contracts	—	—	983	—	—	—
OTC swap agreements	—	—	547	134	—	—
OTC swap premiums paid	—	—	110	427	—	—
Other assets	2	25	3	13	17	6
Total assets	20,901	527,818	445,346	102,009	1,304,795	132,102
Liabilities
Payable for reverse repurchase agreements	—	—	16,653	—	—	—
Payable for:
Advisory fees	11	274	127	80	745	61
Administrative fees	3	48	48	13	162	17
12b-1 fees	1	23	22	6	78	8
Investment securities purchased	—	1,488	48,240	1,247	6,608	266
Fund shares redeemed	134	447	216	322	249	107
Dividends on securities sold short	—	8	—	15	—	—
Interest expense and brokerage charges	—	25	8	1	—	—
Trustee fees	4	81	13	17	31	8
Chief compliance officer fees	—	4	2	2	7	1
Other expenses	—	7	10	2	26	3
Deposits from counterparties	—	—	260	615	—	—
Return of securities loaned	—	—	5,556	—	880	—
Derivative instruments:
Variation margin on derivative instruments	243	—	131	109	—	—
Written options, at value (g)	—	—	254	—	4,500	—
Forward foreign currency contracts	—	—	798	—	—	—
OTC swap agreements	—	—	141	94	—	—
OTC swap premiums received	—	—	1,240	273	—	—
Investment in securities sold short, at value (f)	—	147,552	—	1,757	—	—
Total liabilities	396	149,957	73,719	4,553	13,286	471
Net assets	$20,505	$377,861	$371,627	$97,456	$1,291,509	$131,631
Net assets consist of:
Paid-in capital	$97,112	$399,590	$368,887	$124,674	$1,220,151	$110,630
Undistributed (excess of distributions
over) net investment income (loss)	(371)	(1,422)	8,905	6,272	12,722	2,192
Accumulated net realized gain (loss)	(76,204)	(31,374)	(759)	(33,734)	13,413	1,838
Net unrealized appreciation (depreciation) on
investments and foreign currency	(32)	11,067	(5,406)	244	45,223	16,971
	$20,505	$377,861	$371,627	$97,456	$1,291,509	$131,631
Shares outstanding (no par values), unlimited
shares authorized	1,581	37,590	33,212	10,894	102,112	8,559
Net asset value per share	$12.97	$10.05	$11.19	$8.95	$12.65	$15.38
(a) Investments - unaffiliated, at cost	$18,279	$347,828	$410,116	$83,833	$1,095,299	$113,100
(b) Investments - affiliated, at cost	2,273	19,345	5,556	11,292	129,752	778
(c) Total investments, at cost	$20,552	$367,173	$415,672	$95,125	$1,225,051	$113,878
(d) Including value of securities on loan	$—	$—	$5,396	$—	$861	$—
(e) Foreign currency cost	—	—	308	710	529	—
(f) Proceeds from securities sold short	—	145,171	—	1,728	—	—
(g) Premiums from written options	—	—	310	—	4,335	—
(h) Purchased options, at cost	—	—	269	—	205	—

(i)	Consolidated Statement of Assets and Liabilities.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2016

	JNL/The London Company Focused U.S. Equity Fund	JNL/Van Eck International Gold Fund(e)	JNL/WCM Focused International Equity Fund
Assets
Investments - unaffiliated, at value (a)(d)	$160,253	$56,657	$953,754
Investments - affiliated, at value (b)	7,473	10,924	85,587
Total investments, at value (c)	167,726	67,581	1,039,341
Receivable for:
Investment securities sold	2,236	3	562
Fund shares sold	105	135	340
Dividends and interest	281	1	1,446
Derivative instruments:
Forward foreign currency contracts	—	—	13
Other assets	5	2	32
Total assets	170,353	67,722	1,041,734
Liabilities
Payable for:
Advisory fees	101	38	666
Administrative fees	22	7	125
12b-1 fees	10	3	60
Investment securities purchased	—	—	22,712
Fund shares redeemed	103	11	364
Trustee fees	6	13	29
Chief compliance officer fees	1	—	7
Other expenses	3	1	19
Return of securities loaned	4,411	10,075	9,119
Derivative instruments:
Forward foreign currency contracts	—	—	4
Total liabilities	4,657	10,148	33,105
Net assets	$165,696	$57,574	$1,008,629
Net assets consist of:
Paid-in capital	$143,653	$126,812	$979,472
Undistributed (excess of distributions
over) net investment income (loss)	1,025	444	3,886
Accumulated net realized gain (loss)	(2,817)	(72,570)	277
Net unrealized appreciation (depreciation) on
investments and foreign currency	23,835	2,888	24,994
	$165,696	$57,574	$1,008,629
Shares outstanding (no par values), unlimited
shares authorized	12,832	6,081	91,647
Net asset value per share	$12.91	$9.47	$11.01
(a) Investments - unaffiliated, at cost	$136,417	$53,770	$928,730
(b) Investments - affiliated, at cost	7,473	10,924	85,587
(c) Total investments, at cost	$143,890	$64,694	$1,014,317
(d) Including value of securities on loan	$4,316	$10,685	$8,894

(e)	Consolidated Statement of Assets and Liabilities.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2016

	JNL Tactical ETF Conservative Fund	JNL Tactical ETF Moderate Fund	JNL Tactical ETF Growth Fund	JNL/AQR Risk Parity Fund(b)	JNL/BlackRock Global Long Short Credit Fund	JNL/DFA U.S. Micro Cap Fund
Investment Income
Dividends (a)	$2,324	$5,044	$3,456	$12	$374	$1,154
Foreign taxes withheld	—	—	—	—	(6)	—
Interest	—	—	—	192	15,134	—
Securities lending (a)	157	332	203	—	—	125
Total investment income	2,481	5,376	3,659	204	15,502	1,279

Expenses
Advisory fees	743	1,670	1,192	291	3,879	703
Administrative fees	149	334	238	52	612	132
12b-1 fees	198	445	318	68	817	176
Legal fees	6	14	10	2	25	6
Trustee fees	10	20	15	3	41	8
Chief compliance officer fees	2	6	4	1	12	2
Dividends on securities sold short	—	—	—	—	3,296	—
Short holdings borrowing fees	—	—	—	—	158	—
Other expenses	1	4	2	1	35	1
Total expenses	1,109	2,493	1,779	418	8,875	1,028
Expense waiver	(446)	(1,002)	(715)	(34)	(55)	—
Net expenses	663	1,491	1,064	384	8,820	1,028
Net investment income (loss)	1,818	3,885	2,595	(180)	6,682	251

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	(512)	(1,880)	(2,778)	111	(2,950)	3,814
Affiliated investments	—	—	—	—	—	—
Foreign currency	—	—	—	6	73	—
OTC derivative instruments	—	—	—	133	(4,256)	—
Exchange traded and centrally
cleared derivative instruments	—	—	—	1,858	(4,549)	—
Investment securities sold short	—	—	—	—	(2,534)	—
Net change in unrealized appreciation
(depreciation) on:
Investments	4,155	13,584	13,563	(91)	16,262	18,298
Foreign currency	—	—	—	(1)	(60)	—
OTC derivative instruments	—	—	—	483	4,206	—
Exchange traded and centrally
cleared derivative instruments	—	—	—	425	(740)	—
Investment securities sold short	—	—	—	—	(1,715)	—
Net realized and unrealized gain (loss)	3,643	11,704	10,785	2,924	3,737	22,112
Change in net assets from operations	$5,461	$15,589	$13,380	$2,744	$10,419	$22,363
(a) Income from affiliated investments	$168	$350	$212	$12	$142	$2

(b)	Consolidated Statement of Operations.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2016

	JNL/DoubleLine Total Return Fund	JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	JNL/Epoch Global Shareholder Yield Fund	JNL/FAMCO Flex Core Covered Call Fund	JNL/Lazard International Strategic Equity Fund	JNL/Neuberger Berman Currency Fund
Investment Income
Dividends (a)	$660	$214	$4,064	$3,690	$2,567	$32
Foreign taxes withheld	—	(180)	(116)	—	(127)	—
Interest	91,638	26,789	—	—	—	672
Securities lending (a)	—	63	100	—	88	12
Total investment income	92,298	26,886	4,048	3,690	2,528	716

Expenses
Advisory fees	11,407	4,205	685	794	841	1,534
Administrative fees	3,636	664	147	198	158	329
12b-1 fees	4,847	885	196	264	210	438
Legal fees	146	27	6	8	6	13
Trustee fees	216	44	9	13	11	21
Chief compliance officer fees	56	12	3	4	3	6
Dividends on securities sold short	—	325	—	—	—	—
Short holdings borrowing fees	—	59	—	—	—	—
Other expenses	31	10	1	3	4	5
Total expenses	20,339	6,231	1,047	1,284	1,233	2,346
Expense waiver	(128)	(96)	—	—	—	—
Net expenses	20,211	6,135	1,047	1,284	1,233	2,346
Net investment income (loss)	72,087	20,751	3,001	2,406	1,295	(1,630)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	(9,383)	(1,689)	(3,986)	8,692	(4,564)	1
Affiliated investments	—	—	—	—	—	—
Foreign currency	—	276	(5)	—	(174)	—
OTC derivative instruments	—	(17,346)	(27)	—	81	(2,374)
Exchange traded and centrally
cleared derivative instruments	—	(5,359)	—	(5,150)	—	—
Brokerage commissions recaptured	—	—	2	—	1	—
Net change in unrealized appreciation
(depreciation) on:
Investments	(22,205)	24,510	7,244	4,555	(2,253)	19
Foreign currency	—	76	7	—	4	—
OTC derivative instruments	—	11,050	(6)	—	(2)	702
Exchange traded and centrally
cleared derivative instruments	—	(4,964)	—	(1,713)	—	—
Investment securities sold short	—	202	—	—	—	—
Net realized and unrealized gain (loss)	(31,588)	6,756	3,229	6,384	(6,907)	(1,652)
Change in net assets from operations	$40,499	$27,507	$6,230	$8,790	$(5,612)	$(3,282)
(a) Income from affiliated investments	$660	$75	$105	$5	$12	$31

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2016

	JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund(b)	JNL/Nicholas Convertible Arbitrage Fund	JNL/PIMCO Credit Income Fund	JNL/PPM America Long Short Credit Fund	JNL/T. Rowe Price Capital Appreciation Fund	JNL/The Boston Company Equity Income Fund
Investment Income
Dividends (a)	$5	$2,257	$21	$157	$12,616	$3,271
Foreign taxes withheld	—	(67)	(1)	—	(41)	(2)
Net interest (amortization)	217	(3,788)	9,506	9,343	9,464	—
Securities lending (a)	—	—	22	—	69	21
Total investment income	222	(1,598)	9,548	9,500	22,108	3,290

Expenses
Advisory fees	178	3,496	1,103	1,796	6,808	651
Administrative fees	45	617	414	284	1,469	177
12b-1 fees	59	823	551	378	1,959	237
Legal fees	2	25	17	11	62	7
Trustee fees	3	41	20	21	84	12
Chief compliance officer fees	1	12	5	7	20	3
Dividends on securities sold short	—	917	—	2	—	—
Interest expense	—	222	14	—	—	—
Other expenses	5	10	3	7	11	2
Total expenses	293	6,163	2,127	2,506	10,413	1,089
Expense waiver	—	(28)	—	(472)	(69)	—
Net expenses	293	6,135	2,127	2,034	10,344	1,089
Net investment income (loss)	(71)	(7,733)	7,421	7,466	11,764	2,201

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	(14)	(12,757)	(1,196)	(11,427)	15,272	2,092
Affiliated investments	—	—	—	—	—	—
Foreign currency	—	—	6	(16)	(22)	—
OTC derivative instruments	—	—	1,351	(542)	901	—
Exchange traded and centrally
cleared derivative instruments	3,201	—	2,129	(6,323)	4	—
Investment securities sold short	—	14,140	—	—	—	—
Brokerage commissions recaptured	—	—	—	—	5	9
Net change in unrealized appreciation
(depreciation) on:
Investments	97	33,058	(2,856)	28,617	42,433	15,890
Foreign currency	—	(1)	3	(14)	—	—
OTC derivative instruments	—	—	1,124	(601)	(98)	—
Exchange traded and centrally
cleared derivative instruments	(515)	—	(93)	(229)	(18)	—
Investment securities sold short	—	(13,178)	—	(29)	—	—
Net realized and unrealized gain (loss)	2,769	21,262	468	9,436	58,477	17,991
Change in net assets from operations	$2,698	$13,529	$7,889	$16,902	$70,241	$20,192
(a) Income from affiliated investments	$5	$41	$22	$25	$490	$23

(b)	Consolidated Statement of Operations.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2016

	JNL/The London Company Focused U.S. Equity Fund	JNL/Van Eck International Gold Fund(b)	JNL/WCM Focused International Equity Fund
Investment Income
Dividends (a)	$2,677	$292	$15,572
Foreign taxes withheld	—	(19)	(1,283)
Securities lending (a)	18	93	290
Total investment income	2,695	366	14,579

Expenses
Advisory fees	1,095	495	7,230
Administrative fees	234	92	1,356
12b-1 fees	313	124	1,807
Legal fees	10	4	56
Trustee fees	15	5	84
Chief compliance officer fees	4	1	22
Other expenses	3	3	18
Total expenses	1,674	724	10,573
Expense waiver	(5)	—	—
Net expenses	1,669	724	10,573
Net investment income (loss)	1,026	(358)	4,006

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Unaffiliated investments	(593)	562	812
Affiliated investments	—	—	—
Foreign currency	—	28	(517)
OTC derivative instruments	—	(11)	400
Brokerage commissions recaptured	6	—	1
Net change in unrealized appreciation
(depreciation) on:
Investments	24,284	14,463	(4,579)
Foreign currency	—	—	(31)
OTC derivative instruments	—	—	9
Net realized and unrealized gain (loss)	23,697	15,042	(3,905)
Change in net assets from operations	$24,723	$14,684	$101
(a) Income from affiliated investments	$31	$96	$404

(b)	Consolidated Statement of Operations.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2016

	JNL Tactical ETF Conservative Fund	JNL Tactical ETF Moderate Fund	JNL Tactical ETF Growth Fund	JNL/AQR Risk Parity Fund(a)	JNL/BlackRock Global Long Short Credit Fund	JNL/DFA U.S. Micro Cap Fund
Operations
Net investment income (loss)	$1,818	$3,885	$2,595	$(180)	$6,682	$251
Net realized gain (loss)	(512)	(1,880)	(2,778)	2,108	(14,216)	3,814
Net change in unrealized appreciation
(depreciation)	4,155	13,584	13,563	816	17,953	18,298
Change in net assets from operations	5,461	15,589	13,380	2,744	10,419	22,363
Distributions to shareholders
From net investment income	(1,319)	(2,980)	(2,085)	—	(10,988)	(151)
From net realized gains	(2,103)	(8,419)	(9,090)	—	—	(6,729)
Total distributions to shareholders	(3,422)	(11,399)	(11,175)	—	(10,988)	(6,880)
Share transactions1
Proceeds from the sale of shares	45,958	79,533	44,573	19,405	42,976	21,422
Reinvestment of distributions	3,422	11,399	11,175	—	10,988	6,880
Cost of shares redeemed	(18,858)	(40,032)	(27,683)	(23,196)	(135,910)	(13,132)
Change in net assets from
share transactions	30,522	50,900	28,065	(3,791)	(81,946)	15,170
Change in net assets	32,561	55,090	30,270	(1,047)	(82,515)	30,653
Net assets beginning of year	81,690	190,999	144,077	36,758	457,024	82,665
Net assets end of year	$114,251	$246,089	$174,347	$35,711	$374,509	$113,318
Undistributed (excess of distributions
over) net investment income (loss)	$1,815	$3,880	$2,591	$(208)	$2,121	$262

1Share Transactions
Shares Sold	4,129	6,715	3,678	4,919	4,535	2,412
Shares tendered in reverse share split (b)	—	—	—	(18,101)	—	—
Reinvestment of distributions	309	979	949	—	1,163	822
Shares redeemed	(1,695)	(3,384)	(2,277)	(9,195)	(14,330)	(1,543)
Change in shares	2,743	4,310	2,350	(22,377)	(8,632)	1,691
Purchases and sales of long term
investments
Purchase of securities	$70,347	$152,609	$121,632	$1,945	$706,498	$25,838
Purchase of U.S. government securities	—	—	—	7,991	338,905	—
Total purchases	$70,347	$152,609	$121,632	$9,936	$1,045,403	$25,838
Proceeds from sales of securities	$40,844	$107,756	$102,452	$663	$740,091	$18,039
Proceeds from sales of U.S. government
securities	—	—	—	6,868	352,675	—
Total proceeds from sales	$40,844	$107,756	$102,452	$7,531	$1,092,766	$18,039
Security sold short covers	$—	$—	$—	$—	$679,845	$—
Securities sold short proceeds	$—	$—	$—	$—	$677,164	$—

(a)	Consolidated Statement of Changes in Net Assets.
(b)

As of close of business on May 6, 2016, the Fund implemented a reverse share split, which resulted in a reduction in the number of shares. Shares sold and shares redeemed prior to May 6, 2016 reflected in the Statement of Changes in Net Assets were not adjusted for the reverse share split. See Note 10 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2016

	JNL/DoubleLine Total Return Fund	JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	JNL/Epoch Global Shareholder Yield Fund	JNL/FAMCO Flex Core Covered Call Fund	JNL/Lazard International Strategic Equity Fund	JNL/Neuberger Berman Currency Fund
Operations
Net investment income (loss)	$72,087	$20,751	$3,001	$2,406	$1,295	$(1,630)
Net realized gain (loss)	(9,383)	(24,118)	(4,016)	3,542	(4,656)	(2,373)
Net change in unrealized appreciation
(depreciation)	(22,205)	30,874	7,245	2,842	(2,251)	721
Change in net assets from operations	40,499	27,507	6,230	8,790	(5,612)	(3,282)
Distributions to shareholders
From net investment income	(41,372)	(20,376)	(3,185)	(3,535)	(1,102)	(4,700)
From net realized gains	—	—	—	(5,312)	(4,125)	—
Total distributions to shareholders	(41,372)	(20,376)	(3,185)	(8,847)	(5,227)	(4,700)
Share transactions1
Proceeds from the sale of shares	1,276,281	46,513	30,199	24,607	47,605	22,161
Reinvestment of distributions	41,372	20,376	3,185	8,847	5,227	4,700
Cost of shares redeemed	(529,255)	(110,502)	(49,459)	(61,785)	(94,170)	(37,406)
Change in net assets from
share transactions	788,398	(43,613)	(16,075)	(28,331)	(41,338)	(10,545)
Change in net assets	787,525	(36,482)	(13,030)	(28,388)	(52,177)	(18,527)
Net assets beginning of year	1,773,484	464,738	96,086	157,104	123,226	228,687
Net assets end of year	$2,561,009	$428,256	$83,056	$128,716	$71,049	$210,160
Undistributed (excess of distributions
over) net investment income (loss)	$66,336	$4,641	$2,952	$2,391	$1,199	$(1,243)

1Share Transactions
Shares Sold	117,999	4,821	2,621	2,119	4,169	2,182
Reinvestment of distributions	3,802	2,103	285	782	477	478
Shares redeemed	(48,898)	(11,454)	(4,365)	(5,417)	(8,340)	(3,694)
Change in shares	72,903	(4,530)	(1,459)	(2,516)	(3,694)	(1,034)
Purchases and sales of long term
investments
Purchase of securities	$486,401	$327,050	$20,335	$83,443	$42,422	$31,896
Purchase of U.S. government securities	682,429	—	—	—	—	192,863
Total purchases	$1,168,830	$327,050	$20,335	$83,443	$42,422	$224,759
Proceeds from sales of securities	$219,872	$335,437	$36,566	$124,180	$81,676	$—
Proceeds from sales of U.S. government
securities	168,706	17,095	—	—	—	254,223
Total proceeds from sales	$388,578	$352,532	$36,566	$124,180	$81,676	$254,223
Security sold short covers	$—	$309	$—	$27,750	$—	$—
Securities sold short proceeds	$—	$1,472	$—	$21,489	$—	$—

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2016

	JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund(a)	JNL/Nicholas Convertible Arbitrage Fund	JNL/PIMCO Credit Income Fund	JNL/PPM America Long Short Credit Fund	JNL/T. Rowe Price Capital Appreciation Fund	JNL/The Boston Company Equity Income Fund
Operations
Net investment income (loss)	$(71)	$(7,733)	$7,421	$7,466	$11,764	$2,201
Net realized gain (loss)	3,187	1,383	2,290	(18,308)	16,160	2,101
Net change in unrealized appreciation
(depreciation)	(418)	19,879	(1,822)	27,744	42,317	15,890
Change in net assets from operations	2,698	13,529	7,889	16,902	70,241	20,192
Distributions to shareholders
From net investment income	—	(1,860)	(3,757)	(12,641)	(2,905)	(1,166)
From net realized gains	—	—	—	—	(11,429)	(5,089)
Total distributions to shareholders	—	(1,860)	(3,757)	(12,641)	(14,334)	(6,255)
Share transactions1
Proceeds from the sale of shares	28,612	30,747	409,770	82,321	698,601	18,443
Reinvestment of distributions	—	1,860	3,757	12,641	14,334	6,255
Cost of shares redeemed	(60,717)	(127,868)	(164,588)	(302,855)	(128,292)	(29,703)
Change in net assets from
share transactions	(32,105)	(95,261)	248,939	(207,893)	584,643	(5,005)
Change in net assets	(29,407)	(83,592)	253,071	(203,632)	640,550	8,932
Net assets beginning of year	49,912	461,453	118,556	301,088	650,959	122,699
Net assets end of year	$20,505	$377,861	$371,627	$97,456	$1,291,509	$131,631
Undistributed (excess of distributions
over) net investment income (loss)	$(371)	$(1,422)	$8,905	$6,272	$12,722	$2,192

1Share Transactions
Shares Sold	3,725	3,114	36,370	8,935	56,608	1,297
Shares tendered in reverse share split (b)	(2,503)	—	—	—	—	—
Reinvestment of distributions	—	186	327	1,445	1,149	451
Shares redeemed	(8,241)	(12,981)	(14,650)	(32,991)	(10,448)	(2,145)
Change in shares	(7,019)	(9,681)	22,047	(22,611)	47,309	(397)
Purchases and sales of long term
investments
Purchase of securities	$14,252	$270,591	$304,090	$114,933	$1,064,648	$78,505
Purchase of U.S. government securities	1,251	—	304,133	—	—	—
Total purchases	$15,503	$270,591	$608,223	$114,933	$1,064,648	$78,505
Proceeds from sales of securities	$37,879	$354,405	$68,214	$335,865	$526,188	$87,482
Proceeds from sales of U.S. government
securities	2,850	—	266,077	—	690	—
Total proceeds from sales	$40,729	$354,405	$334,291	$335,865	$526,878	$87,482
Security sold short covers	$—	$143,895	$1,581	$—	$607	$—
Securities sold short proceeds	$—	$122,176	$1,672	$1,728	$4,893	$—

(a)	Consolidated Statement of Changes in Net Assets.
(b)

As of close of business on May 6, 2016, the Fund implemented a reverse share split, which resulted in a reduction in the number of shares. Shares sold and shares redeemed prior to May 6, 2016 reflected in the Statement of Changes in Net Assets were not adjusted for the reverse share split. See Note 10 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2016

	JNL/The London Company Focused U.S. Equity Fund	JNL/Van Eck International Gold Fund(a)	JNL/WCM Focused International Equity Fund
Operations
Net investment income (loss)	$1,026	$(358)	$4,006
Net realized gain (loss)	(587)	579	696
Net change in unrealized appreciation
(depreciation)	24,284	14,463	(4,601)
Change in net assets from operations	24,723	14,684	101
Distributions to shareholders
From net investment income	(901)	(376)	(862)
From net realized gains	—	—	(1,217)
Total distributions to shareholders	(901)	(376)	(2,079)
Share transactions[1]
Proceeds from the sale of shares	17,650	54,909	326,252
Reinvestment of distributions	901	376	2,079
Cost of shares redeemed	(24,925)	(38,815)	(121,508)
Change in net assets from
share transactions	(6,374)	16,470	206,823
Change in net assets	17,448	30,778	204,845
Net assets beginning of year	148,248	26,796	803,784
Net assets end of year	$165,696	$57,574	$1,008,629
Undistributed (excess of distributions
over) net investment income (loss)	$1,025	$444	$3,886

[1]Share Transactions
Shares Sold	1,463	7,817	29,411
Shares tendered in reverse share split (b)	—	(5,980)	—
Reinvestment of distributions	76	33	179
Shares redeemed	(2,031)	(4,393)	(10,901)
Change in shares	(492)	(2,523)	18,689
Purchases and sales of long term
investments
Purchase of securities	$16,930	$37,551	$368,767
Proceeds from sales of securities	$23,295	$22,890	$190,535

(a)	Consolidated Statement of Changes in Net Assets.
(b)

As of close of business on May 6, 2016, the Fund implemented a reverse share split, which resulted in a reduction in the number of shares. Shares sold and shares redeemed prior to May 6, 2016 reflected in the Statement of Changes in Net Assets were not adjusted for the reverse share split. See Note 10 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2015

		JNL Tactical ETF Conservative Fund	JNL Tactical ETF Moderate Fund	JNL Tactical ETF Growth Fund	JNL/AQR Risk Parity Fund (a)	JNL/BlackRock Global Long Short Credit Fund	JNL/DFA U.S. Micro Cap Fund
	Operations
	Net investment income (loss)	$1,238	$2,854	$2,037	$(1,517)	$8,466	$166
	Net realized gain (loss)	2,108	8,380	8,971	(8,667)	2,573	6,774
	Net change in unrealized appreciation (depreciation)	(3,446)	(12,104)	(11,891)	256	(19,010)	(11,562)
	Change in net assets from operations	(100)	(870)	(883)	(9,928)	(7,971)	(4,622)
	Distributions to shareholders
	From net investment income	(764)	(1,672)	(1,430)	(15,043)	(23,142)	–
	From net realized gain	(543)	(2,424)	(2,615)	(18,506)	(3,347)	(30,316)
	Total distributions to shareholders	(1,307)	(4,096)	(4,045)	(33,549)	(26,489)	(30,316)
	Share transactions[1]
	Proceeds from sale of shares	47,140	91,670	65,483	132,138	166,216	20,523
	Proceeds in connection with acquisition	–	–	–	–	15,824	–
	Reinvestment of distributions	1,307	4,096	4,045	33,549	26,489	30,316
	Cost of shares redeemed	(16,571)	(20,082)	(25,594)	(260,992)	(98,534)	(26,451)
	Change in net assets from share transactions	31,876	75,684	43,934	(95,305)	109,995	24,388
	Change in net assets	30,469	70,718	39,006	(138,782)	75,535	(10,550)
	Net assets beginning of year	51,221	120,281	105,071	175,540	381,489	93,215
	Net assets end of year	$81,690	$190,999	$144,077	$36,758	$457,024	$82,665
	Undistributed (excess of distributions over) net investment income (loss)	$1,316	$2,975	$2,081	$(398)	$12,538	$164
[1]	Share transactions
	Shares sold	4,206	7,580	5,171	13,591	16,105	1,586
	Shares issued in connection with acquisition	–	–	–	–	1,525	–
	Reinvestment of distributions	118	345	329	22,516	2,756	3,497
	Shares redeemed	(1,476)	(1,661)	(2,024)	(27,683)	(9,653)	(2,034)
	Change in shares	2,848	6,264	3,476	8,424	10,733	3,049

(a) Consolidated Statement of Changes of Net Assets.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2015

		JNL/DoubleLine Total Return Fund	JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	JNL/Epoch Global Shareholder Yield Fund	JNL/FAMCO Flex Core Covered Call Fund	JNL/Lazard International Strategic Equity Fund	JNL/Neuberger Berman Currency Fund
	Operations
	Net investment income (loss)	$47,686	$19,962	$3,067	$3,562	$1,177	$(2,084)
	Net realized gain (loss)	(9,977)	9,147	(3,407)	8,643	4,019	6,317
	Net change in unrealized appreciation (depreciation)	(17,181)	(21,258)	(8,706)	(20,209)	(192)	442
	Change in net assets from operations	20,528	7,851	(9,046)	(8,004)	5,004	4,675
	Distributions to shareholders
	From net investment income	(23,913)	(28,903)	(1,687)	(2,914)	(863)	(4,083)
	From net realized gain	–	–	(795)	(1,956)	–	(3)
	Total distributions to shareholders	(23,913)	(28,903)	(2,482)	(4,870)	(863)	(4,086)
	Share transactions[1]
	Proceeds from sale of shares	728,429	136,510	109,415	86,961	76,845	79,129
	Proceeds in connection with acquisition	–	–	–	–	–	–
	Reinvestment of distributions	23,913	28,903	2,482	4,870	863	4,086
	Cost of shares redeemed	(195,791)	(99,793)	(61,645)	(169,777)	(82,484)	(47,743)
	Change in net assets from share transactions	556,551	65,620	50,252	(77,946)	(4,776)	35,472
	Change in net assets	553,166	44,568	38,724	(90,820)	(635)	36,061
	Net assets beginning of year	1,220,318	420,170	57,362	247,924	123,861	192,626
	Net assets end of year	$1,773,484	$464,738	$96,086	$157,104	$123,226	$228,687
	Undistributed (excess of distributions over) net investment income (loss)	$41,350	$21,730	$3,218	$3,560	$1,099	$4,161
[1]	Share transactions
	Shares sold	67,497	13,462	9,173	7,073	6,315	7,864
	Shares issued in connection with acquisition	–	–	–	–	–	–
	Reinvestment of distributions	2,243	3,033	223	413	72	402
	Shares redeemed	(18,177)	(9,923)	(5,464)	(14,002)	(6,823)	(4,722)
	Change in shares	51,563	6,572	3,932	(6,516)	(436)	3,544

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2015

		JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund (a)	JNL/Nicholas Convertible Arbitrage Fund	JNL/PIMCO Credit Income Fund	JNL/PPM America Long Short Credit Fund	JNL/T. Rowe Price Capital Appreciation Fund	JNL/The Boston Company Equity Income Fund
	Operations
	Net investment income (loss)	$(832)	$(12,547)	$3,380	$12,819	$2,326	$1,180
	Net realized gain (loss)	(36,361)	8,575	(704)	(7,846)	10,532	5,553
	Net change in unrealized appreciation (depreciation)	3,832	(13,017)	(4,571)	(17,684)	(2,217)	(4,701)
	Change in net assets from operations	(33,361)	(16,989)	(1,895)	(12,711)	10,641	2,032
	Distributions to shareholders
	From net investment income	–	(5,231)	(2,324)	(11,466)	(94)	(588)
	From net realized gain	–	–	–	–	(1,094)	(3,137)
	Total distributions to shareholders	–	(5,231)	(2,324)	(11,466)	(1,188)	(3,725)
	Share transactions[1]
	Proceeds from sale of shares	48,316	95,510	123,387	50,499	608,899	30,634
	Proceeds in connection with acquisition	–	65,802	–	–	–	64,322
	Reinvestment of distributions	–	5,231	2,324	11,466	1,188	3,725
	Cost of shares redeemed	(144,993)	(119,621)	(91,447)	(92,329)	(81,511)	(35,752)
	Change in net assets from share transactions	(96,677)	46,922	34,264	(30,364)	528,576	62,929
	Change in net assets	(130,038)	24,702	30,045	(54,541)	538,029	61,236
	Net assets beginning of year	179,950	436,751	88,511	355,629	112,930	61,463
	Net assets end of year	$49,912	$461,453	$118,556	$301,088	$650,959	$122,699
	Undistributed (excess of distributions over) net investment income (loss)	$(300)	$(7,311)	$3,680	$12,681	$2,428	$1,170
[1]	Share transactions
	Shares sold	7,275	9,217	11,111	5,180	51,689	2,131
	Shares issued in connection with acquisition	–	6,268	–	–	–	4,833
	Reinvestment of distributions	–	524	217	1,256	98	263
	Shares redeemed	(21,917)	(11,670)	(8,253)	(9,589)	(6,903)	(2,550)
	Change in shares	(14,642)	4,339	3,075	(3,153)	44,884	4,677

(a) Consolidated Statement of Changes in Net Assets.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2015

		JNL/The London Company Focused U.S. Equity Fund	JNL/Van Eck International Gold Fund (a)	JNL/WCM Focused International Equity Fund
	Operations
	Net investment income (loss)	$900	$(189)	$1,094
	Net realized gain (loss)	(2,230)	(14,316)	1,652
	Net change in unrealized appreciation (depreciation)	(1,360)	7,211	32,274
	Change in net assets from operations	(2,690)	(7,294)	35,020
	Distributions to shareholders
	From net investment income	(279)	(997)	(189)
	From net realized gain	(522)	–	–
	Total distributions to shareholders	(801)	(997)	(189)
	Share transactions[1]
	Proceeds from sale of shares	81,550	28,281	601,312
	Proceeds in connection with acquisition	–	–	–
	Reinvestment of distributions	801	997	189
	Cost of shares redeemed	(13,416)	(75,638)	(66,476)
	Change in net assets from share transactions	68,935	(46,360)	535,025
	Change in net assets	65,444	(54,651)	569,856
	Net assets beginning of year	82,804	81,447	233,928
	Net assets end of year	$148,248	$26,796	$803,784
	Undistributed (excess of distributions over) net investment income (loss)	$900	$27	$860
[1]	Share transactions
	Shares sold	7,117	6,959	56,507
	Shares issued in connection with acquisition	–	–	–
	Reinvestment of distributions	70	299	17
	Shares redeemed	(1,157)	(17,215)	(6,005)
	Change in shares	6,030	(9,957)	50,519

(a) Consolidated Statement of Changes in Net Assets.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

				Increase (decrease) from investment operations						Distributions from							Supplemental data				Ratios(a)
Period ended		Net asset value, beginning of period($)		Net investment income (loss)($)(b)		Net realized & unrealized gains (losses)($)		Total from investment operations($)		Net investment income($)		Net realized gains on investment transactions($)		Net asset value, end of period($)		Total return (%)(c)	Net assets, end of period (in thousands)($)	Portfolio turnover (%)(d)	Net expenses to average net assets(%)		Total expenses to average net assets(%)		Net investment income (loss) to average net assets(%)

JNL Tactical ETF Conservative Fund(e)

12/31/16		10.94		0.20		0.41		0.61		(0.14)		(0.22)		11.19		5.57	114,251	43	0.67		1.12		1.83
12/31/15		11.09		0.23		(0.19)		0.04		(0.11)		(0.08)		10.94		0.28	81,690	151	0.73		1.14		2.01
12/31/14		11.01		0.18		0.27		0.45		(0.09)		(0.28)		11.09		4.03	51,221	85	0.92		1.22		1.65
12/31/13		10.34		0.14		0.54		0.68		—		(0.01)		11.01		6.60	37,509	124	0.92		1.22		1.27
12/31/12	*	10.00		0.17		0.27		0.44		(0.08)		(0.02)		10.34		4.40	17,867	59	0.96		1.26		1.87

JNL Tactical ETF Moderate Fund(e)

12/31/16		11.67		0.21		0.60		0.81		(0.15)		(0.43)		11.90		7.04	246,089	50	0.67		1.12		1.74
12/31/15		11.91		0.23		(0.20)		0.03		(0.11)		(0.16)		11.67		0.15	190,999	138	0.73		1.14		1.91
12/31/14		11.84		0.19		0.35		0.54		(0.08)		(0.39)		11.91		4.53	120,281	88	0.92		1.22		1.55
12/31/13		10.42		0.15		1.28		1.43		—		(0.01)		11.84		13.71	88,092	149	0.92		1.22		1.36
12/31/12	*	10.00		0.20		0.33		0.53		(0.09)		(0.02)		10.42		5.32	24,683	54	0.96		1.26		2.22

JNL Tactical ETF Growth Fund(e)

12/31/16		12.06		0.20		0.79		0.99		(0.16)		(0.69)		12.20		8.48	174,347	66	0.67		1.12		1.63
12/31/15		12.41		0.21		(0.20)		0.01		(0.13)		(0.23)		12.06		0.00	144,077	142	0.74		1.15		1.68
12/31/14		12.41		0.19		0.38		0.57		(0.08)		(0.49)		12.41		4.56	105,071	105	0.92		1.22		1.54
12/31/13		10.49		0.16		1.78		1.94		—		(0.02)		12.41		18.48	74,997	172	0.92		1.22		1.35
12/31/12	*	10.00		0.22		0.41		0.63		(0.10)		(0.04)		10.49		6.28	22,321	99	0.96		1.26		2.39

JNL/AQR Risk Parity Fund(f)

12/31/16		11.68	(g)	(0.07)	(g)	1.19	(g)	1.12	(g)	—		—		12.80		9.59	35,711	61	1.12		1.22		(0.53)
12/31/15		83.87	(g)	(0.83)	(g)	(6.53)	(g)	(7.36)	(g)	(29.07)	(g)	(35.76)	(g)	11.68	(g)(h)	(10.31)	36,758	73	1.12		1.27		(1.10)
12/31/14		80.50	(g)	(0.40)	(g)	6.85	(g)	6.45	(g)	—		(3.08)	(g)	83.87	(g)	7.95	175,540	17	1.13		1.33		(0.47)
12/31/13	*	80.00	(g)	(0.24)	(g)	0.74	(g)	0.50	(g)	—		—		80.50	(g)	0.60	311,716	69	1.14		1.34		(1.00)

JNL/BlackRock Global Long Short Credit Fund

12/31/16		9.51		0.16		0.10		0.26		(0.27)		—		9.50		2.77	374,509	400	2.16	(i)	2.17	(i)	1.64
12/31/15		10.22		0.20		(0.33)		(0.13)		(0.51)		(0.07)		9.51		(1.35)	457,024	240	1.96	(i)	1.96	(i)	1.91
12/31/14		10.10		0.20		(0.08)		0.12		—		—		10.22		1.19	381,489	223	2.19	(i)	2.19	(i)	1.95
12/31/13	*	10.00		0.05		0.05		0.10		—		—		10.10		1.00	413,201	164	1.84	(i)	1.84	(i)	0.78

JNL/DFA U.S. Micro Cap Fund

12/31/16		8.30		0.02		2.09		2.11		(0.02)		(0.67)		9.72		26.75	113,318	20	1.17		1.17		0.29
12/31/15		13.48		0.03		(0.48)		(0.45)		—		(4.73)		8.30	(h)	(4.84)	82,665	21	1.20		1.20		0.20
12/31/14		14.39		(0.01)		0.28		0.27		—		(1.18)		13.48		2.05	93,215	19	1.27		1.27		(0.06)
12/31/13		10.11		(0.01)		4.42		4.41		(0.07)		(0.06)		14.39		43.64	178,330	15	1.27		1.27		(0.10)
12/31/12	*	10.00		0.06		0.05		0.11		—		—		10.11		1.10	135,711	3	1.31		1.31		2.12

JNL/DoubleLine Total Return Fund

12/31/16		10.65		0.32		(0.10)		0.22		(0.17)		—		10.70		2.05	2,561,009	18	0.83		0.84		2.97
12/31/15		10.62		0.35		(0.17)		0.18		(0.15)		—		10.65		1.69	1,773,484	17	0.83		0.88		3.28
12/31/14		10.00		0.33		0.32		0.65		(0.03)		—		10.62		6.49	1,220,318	14	0.85		0.97		3.18
12/31/13	*	10.00		0.07		(0.07)		0.00		—		—		10.00		0.00	549,321	17	0.85		0.97		2.27

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund

12/31/16		9.54		0.45		0.17		0.62		(0.47)		—		9.69		6.46	428,256	86	1.39	(i)	1.41	(i)	4.69
12/31/15		9.97		0.43		(0.23)		0.20		(0.63)		—		9.54		2.01	464,738	78	1.44	(i)	1.44	(i)	4.22
12/31/14		9.52		0.32		0.13		0.45		—		—		9.97		4.73	420,170	91	1.59	(i)	1.59	(i)	3.26
12/31/13	*	10.00		0.06		(0.54)		(0.48)		—		—		9.52		(4.80)	399,531	106	1.62	(i)	1.62	(i)	0.96

JNL/Epoch Global Shareholder Yield Fund

12/31/16		10.95		0.35		0.43		0.78		(0.38)		—		11.35		7.16	83,056	21	1.07		1.07		3.07
12/31/15		11.83		0.37		(0.96)		(0.59)		(0.20)		(0.09)		10.95		(4.99)	96,086	62	1.09		1.09		3.14
12/31/14		11.36		0.46		0.23		0.69		(0.00)	(j)	(0.22)		11.83		6.05	57,362	12	1.17		1.17		3.83
12/31/13		10.58		0.39		2.06		2.45		(0.37)		(1.30)		11.36		23.33	33,916	110	1.17		1.17		3.26
12/31/12	*	10.00		0.27		0.45		0.72		(0.14)		—		10.58		7.15	25,991	15	1.21		1.21		2.90

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

				Increase (decrease) from investment operations						Distributions from							Supplemental data				Ratios(a)
Period ended		Net asset value, beginning of period($)		Net investment income (loss)($)(b)		Net realized & unrealized gains (losses)($)		Total from investment operations($)		Net investment income($)		Net realized gains on investment transactions($)		Net asset value, end of period($)		Total return (%)(c)	Net assets, end of period (in thousands)($)	Portfolio turnover (%)(d)	Net expenses to average net assets(%)		Total expenses to average net assets(%)		Net investment income (loss) to average net assets(%)
JNL/FAMCO Flex Core Covered Call Fund

12/31/16		11.59		0.21		0.70		0.91		(0.34)		(0.51)		11.66		8.09	128,716	64	0.97		0.97		1.82
12/31/15		12.35		0.21		(0.60)		(0.39)		(0.22)		(0.15)		11.59		(3.21)	157,104	53	1.01		1.01		1.72
12/31/14		11.35		0.18		0.82		1.00		(0.00)	(j)	—		12.35		8.84	247,924	53	1.07		1.07		1.52
12/31/13		10.20		0.20		1.10		1.30		(0.14)		(0.01)		11.35		12.71	77,663	106	1.07		1.07		1.83
12/31/12	*	10.00		0.20		0.08		0.28		(0.08)		—		10.20		2.84	28,691	162	1.11		1.11		2.13

JNL/Lazard International Strategic Equity Fund

12/31/16		11.85		0.14		(0.73)		(0.59)		(0.14)		(0.52)		10.60		(5.13)	71,049	42	1.17		1.17		1.23
12/31/15		11.43		0.11		0.40		0.51		(0.09)		—		11.85		4.41	123,226	63	1.20		1.20		0.91
12/31/14		11.60		0.12		(0.28)		(0.16)		—		(0.01)		11.43		(1.42)	123,861	40	1.27		1.27		1.02
12/31/13	*	10.00		0.00		1.60		1.60		—		—		11.60		16.00	39,055	39	1.27		1.27		0.02

JNL/Neuberger Berman Currency Fund

12/31/16		10.14		(0.08)		(0.08)		(0.16)		(0.22)		—		9.76		(1.60)	210,160	0	1.07		1.07		(0.74)
12/31/15		10.13		(0.10)		0.29		0.19		(0.18)		(0.00)	(j)	10.14		1.89	228,687	0	1.10		1.10		(0.97)
12/31/14		9.80		(0.11)		0.44		0.33		—		—		10.13		3.37	192,626	0	1.17		1.17		(1.09)
12/31/13		10.10		(0.11)		(0.08)		(0.19)		(0.11)		(0.00)	(j)	9.80		(1.91)	164,891	69	1.17		1.17		(1.07)
12/31/12	*	10.00		(0.03)		0.13		0.10		—		—		10.10		1.00	225,986	25	1.21		1.21		(1.09)

JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund(f)

12/31/16		11.61	(g)	(0.03)	(g)	1.39	(g)	1.36	(g)	—		—		12.97		11.81	20,505	22	0.99		0.99		(0.24)
12/31/15		15.49	(g)	(0.09)	(g)	(3.79)	(g)	(3.88)	(g)	—		—		11.61	(g)	(25.06)	49,912	13	1.01		1.01		(0.63)
12/31/14	*	20.00	(g)	(0.10)	(g)	(4.41)	(g)	(4.51)	(g)	—		—		15.49	(g)	(22.60)	179,950	49	1.07		1.07		(0.80)

JNL/Nicholas Convertible Arbitrage Fund

12/31/16		9.76		(0.19)		0.53		0.34		(0.05)		—		10.05		3.46	377,861	76	1.49	(i)	1.50	(i)	(1.88)
12/31/15		10.17		(0.28)		(0.02)		(0.30)		(0.11)		—		9.76		(2.96)	461,453	113	1.59	(i)	1.59	(i)	(2.70)
12/31/14		10.55		(0.42)		0.30		(0.12)		(0.08)		(0.18)		10.17		(1.07)	436,751	116	1.84	(i)	1.84	(i)	(3.98)
12/31/13		10.26		(0.25)		0.59		0.34		(0.00)	(j)	(0.05)		10.55		3.35	238,456	150	1.88	(i)	1.88	(i)	(2.39)
12/31/12	*	10.00		(0.36)		0.62		0.26		—		—		10.26		2.60	204,528	139	2.50	(i)	2.50	(i)	(3.99)

JNL/PIMCO Credit Income Fund

12/31/16		10.62		0.30		0.38		0.68		(0.11)		—		11.19		6.34	371,627	125	0.77		0.77		2.69
12/31/15		10.94		0.29		(0.39)		(0.10)		(0.22)		—		10.62		(0.95)	118,556	145	0.81		0.81		2.65
12/31/14		10.17		0.23		0.54		0.77		(0.00)	(j)	—		10.94		7.61	88,511	100	0.87		0.87		2.16
12/31/13		10.54		0.17		(0.35)		(0.18)		(0.19)		(0.00)	(j)	10.17		(1.70)	52,473	103	0.97		0.97		1.67
12/31/12	*	10.00		0.16		0.51		0.67		(0.11)		(0.02)		10.54		6.68	33,519	79	1.01		1.01		1.71

JNL/PPM America Long Short Credit Fund

12/31/16		8.99		0.36		0.62		0.98		(1.02)		—		8.95		11.12	97,456	66	1.08		1.33		3.95
12/31/15		9.70		0.37		(0.73)		(0.36)		(0.35)		—		8.99		(3.74)	301,088	60	1.10		1.35		3.86
12/31/14		10.17		0.32		(0.47)		(0.15)		(0.17)		(0.15)		9.70		(1.43)	355,629	94	1.42		1.42		3.10
12/31/13	*	10.00		0.19		(0.02)		0.17		—		—		10.17		1.70	394,352	92	1.42		1.42		2.83

JNL/T. Rowe Price Capital Appreciation Fund

12/31/16		11.88		0.15		0.77		0.92		(0.03)		(0.12)		12.65		7.77	1,291,509	62	1.06	(k)	1.06		1.20
12/31/15		11.38		0.10		0.42		0.52		(0.00)	(j)	(0.02)		11.88		4.60	650,959	69	1.03	(k)	1.08		0.87
12/31/14		10.51		0.09		1.13		1.22		(0.06)		(0.29)		11.38		11.63	112,930	82	1.03	(k)	1.17		0.79
12/31/13	*	10.00		0.02		0.52		0.54		(0.03)		(0.00)	(j)	10.51		5.45	39,085	11	1.03		1.16		0.79

JNL/The Boston Company Equity Income Fund

12/31/16		13.70		0.26		2.20		2.46		(0.14)		(0.63)		15.38		18.55	131,631	66	0.92		0.92		1.86
12/31/15		14.36		0.21		(0.44)		(0.23)		(0.07)		(0.36)		13.70		(1.72)	122,699	70	0.94		0.94		1.47
12/31/14		13.38		0.17		1.32		1.49		(0.01)		(0.50)		14.36		11.07	61,463	47	1.02		1.02		1.21
12/31/13		10.70		0.18		3.76		3.94		(0.14)		(1.12)		13.38		36.82	37,852	102	1.02		1.02		1.43
12/31/12	*	10.00		0.21		0.64		0.85		(0.12)		(0.03)		10.70		8.49	16,670	45	1.06		1.06		2.28

JNL/The London Company Focused U.S. Equity Fund

12/31/16		11.13		0.08		1.77		1.85		(0.07)		—		12.91		16.65	165,696	11	1.07		1.07		0.66
12/31/15		11.35		0.09		(0.25)		(0.16)		(0.02)		(0.04)		11.13		(1.42)	148,248	27	1.05		1.09		0.77
12/31/14		10.97		0.07		0.31		0.38		(0.00)	(j)	(0.00)	(j)	11.35		3.52	82,804	14	1.06		1.17		0.66
12/31/13	*	10.00		0.02		0.95		0.97		—		—		10.97		9.70	7,239	3	1.06		1.17		0.52

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

				Increase (decrease) from investment operations						Distributions from							Supplemental data			Ratios(a)
Period ended		Net asset value, beginning of period($)		Net investment income (loss)($)(b)		Net realized & unrealized gains (losses)($)		Total from investment operations($)		Net investment income($)		Net realized gains on investment transactions($)		Net asset value, end of period($)		Total return (%)(c)	Net assets, end of period (in thousands)($)	Portfolio turnover (%)(d)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)
JNL/Van Eck International Gold Fund(l)

12/31/16		6.23	(g)	(0.06)	(g)	3.36	(g)	3.30	(g)	(0.06)		—		9.47		53.05	57,574	39	1.17	1.17	(0.58)
12/31/15		8.78	(g)	(0.04)	(g)	(2.27)	(g)	(2.31)	(g)	(0.24)	(g)	—		6.23	(g)	(26.59)	26,796	37	1.22	1.22	(0.45)
12/31/14		9.38	(g)	(0.07)	(g)	(0.50)	(g)	(0.57)	(g)	(0.03)	(g)	—		8.78	(g)	(6.13)	81,447	55	1.27	1.27	(0.62)
12/31/13		18.04	(g)	(0.04)	(g)	(8.60)	(g)	(8.64)	(g)	(0.02)	(g)	—		9.38	(g)	(47.90)	116,757	33	1.29	1.29	(0.31)
12/31/12	*	20.00	(g)	(0.04)	(g)	(1.92)	(g)	(1.96)	(g)	—		—		18.04	(g)	(9.80)	98,607	1	1.31	1.31	(0.72)

JNL/WCM Focused International Equity Fund

12/31/16		11.02		0.05		(0.04)		0.01		(0.01)		(0.01)		11.01		0.12	1,008,629	22	1.17	1.17	0.44
12/31/15		10.42		0.03		0.57		0.60		(0.00)	(j)	—		11.02		5.78	803,784	26	1.18	1.18	0.28
12/31/14		10.52		0.02		(0.12)		(0.10)		—		(0.00)	(j)	10.42		(0.94)	233,928	18	1.25	1.27	0.19
12/31/13	*	10.00		(0.01)		0.53		0.52		—		—		10.52		5.20	8,511	10	1.25	1.27	(0.49)

*

Commencement of operations was as follows: February 6, 2012: JNL Tactical ETF Conservative Fund, JNL Tactical ETF Moderate Fund, JNL Tactical ETF Growth Fund, JNL/Epoch Global Shareholder Yield Fund, JNL/FAMCO Flex Core Covered Call Fund, JNL/Nicholas Convertible Arbitrage Fund, JNL/PIMCO Credit Income Fund and JNL/The Boston Company Equity Income Fund; September 10, 2012: JNL/DFA U.S. Micro Cap Fund, JNL/Neuberger Berman Currency Fund and JNL/Van Eck International Gold Fund; April 29, 2013: JNL/BlackRock Global Long Short Credit Fund, JNL/Eaton Vance Global Macro Absolute Return Advantage Fund, JNL/Lazard International Strategic Equity Fund and JNL/PPM America Long Short Credit Fund; September 16, 2013: JNL/AQR Risk Parity Fund, JNL/DoubleLine Total Return Fund, JNL/T.Rowe Price Capital Appreciation Fund, JNL/The London Company Focused U.S. Equity Fund and JNL/WCM Focused International Equity Fund; April 28,2014: JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund.

(a)	Annualized for periods less than one year.
(b)	Calculated using the average shares method.
(c)

Total return assumes reinvestment of all distributions for the period. Total return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.

(d)

Portfolio turnover is not annualized for periods of less than one year. Fixed income securities with maturities greater than one year that are purchased for short term investment are excluded from the portfolio turnover calculation.

(e)	Ratios of net investment income and expenses to average net assets do not include the impact of underlying funds' expenses.
(f)	Consolidated Financial Statements since commencement of operations.
(g)

On May 6, 2016, the Fund effected a reverse share split as described in Note 10 in the Notes to the Financial Statements. Per share data prior to this date has been retroactively adjusted to give effect to the reverse share split.

(h)	The Net Asset Value for the year ended December 31, 2015 decreased due to significant distributions paid by the Fund.
(i)	The net and total expense ratios to average net assets without dividend expenses, borrowing fees on securities sold short or interest expense for the following Funds were as follows:
		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
JNL/BlackRock Global Long Short Credit Fund
	Net Expenses / Total Expenses [1]	1.32	/1.33%	1.35%	1.43%	1.42%	N/A
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund
	Net Expenses / Total Expenses [2]	1.30	/1.32	1.36	1.43	1.43	N/A
JNL/Nicholas Convertible Arbitrage Fund
	Net Expenses / Total Expenses [1]	1.21	/1.22	1.25	1.31	1.32	1.36%
[1] Effective September 19, 2016, JNL/BlackRock Global Long Short Credit Fund and JNL/Nicholas Convertible Arbitrage Fund voluntarily began waiving a portion of advisory fees.
[2] Effective January 1, 2016, JNL/Eaton Vance Global Macro Absolute Return Advantage Fund voluntarily began waiving a portion of advisory fees.
(j)	Amount represents less than $0.005.
(k)

The ratios of net expenses to average net assets for JNL/T.Rowe Price Capital Appreciation Fund includes a reimbursement of 0.01% for advisory fees waived by the sub-adviser related to advisory fees earned on an affiliated investment held by the Fund.

(l)	Consolidated Financial Statements starting year ended December 31, 2013.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2016

NOTE 1. ORGANIZATION

The Jackson Variable Series Trust (“Trust”) is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts, by a Declaration of Trust, dated September 7, 2011, as amended April 27, 2015.The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), and its shares are registered under the Securities Act of 1933, as amended (“1933 Act”). The Trust operates as a series trust, and at December 31, 2016 consisted of thirty-three (33) separate funds. Information in these financial statements pertains to twenty-one (21) Funds (each a “Fund”, and collectively, “Funds”) offered by the Trust listed in the table below. Each Fund represents shares of beneficial interest in a separate portfolio of securities and other assets, each with its own investment objective.

Jackson National Asset Management, LLC (“JNAM”, “Adviser” or “Administrator”), a wholly-owned subsidiary of Jackson National Life Insurance Company® (“Jackson”), serves as investment adviser and administrator to each of the Funds. Jackson is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is the United States of America. The Funds offer only one class of shares. Shares of each Fund are sold to Jackson and its separate accounts and other affiliated registered investment companies to fund the benefits of variable annuity contracts and variable life insurance policies. Shares may also be sold directly to Jackson and to other affiliated funds. The Funds and each Fund's Sub-Advisers are:

Fund:	Sub-Adviser:
JNL Tactical ETF Conservative Fund, JNL Tactical ETF Moderate Fund, JNL Tactical ETF Growth Fund. The funds are collectively known as "JNL Tactical ETF Funds".	Mellon Capital Management Corporation
JNL/AQR Risk Parity Fund	AQR Capital Management, LLC
JNL/BlackRock Global Long Short Credit Fund	BlackRock Financial Management, Inc. BlackRock International Limited BlackRock (Singapore), LLC
JNL/DFA U.S. Micro Cap Fund	Dimensional Fund Advisors LP
JNL/DoubleLine Total Return Fund	DoubleLine Capital LP
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	Eaton Vance Management
JNL/Epoch Global Shareholder Yield Fund	Epoch Investment Partners, Inc.
JNL/FAMCO Flex Core Covered Call Fund	Ziegler Capital Management, LLC
JNL/Lazard International Strategic Equity Fund	Lazard Asset Management LLC
JNL/Neuberger Berman Currency Fund and JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	Neuberger Berman Investment Advisers LLC
JNL/Nicholas Convertible Arbitrage Fund	Nicholas Investment Partners, L.P.
JNL/PIMCO Credit Income Fund	Pacific Investment Management Company LLC
JNL/PPM America Long Short Credit Fund	PPM America, Inc.*
JNL/T. Rowe Price Capital Appreciation Fund	T. Rowe Price Associates, Inc.
JNL/The Boston Company Equity Income Fund	The Boston Company Asset Management LLC
JNL/The London Company Focused U.S. Equity Fund	The London Company of Virginia, LLC
JNL/Van Eck International Gold Fund	Van Eck Associates Corporation
JNL/WCM Focused International Equity Fund	WCM Investment Management

* PPM America, Inc. is an affiliate of JNAM.

The Funds are diversified Funds for purposes of the 1940 Act, with the exception of the following non-diversified Funds: JNL Tactical ETF Funds, JNL/AQR Risk Parity Fund, JNL/Eaton Vance Global Macro Absolute Return Advantage Fund, JNL/Neuberger Berman Currency Fund, JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund, JNL/The London Company Focused U.S. Equity Fund, JNL/Van Eck International Gold Fund and JNL/WCM Focused International Equity Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Security Valuation. Under the Trust's valuation policy and procedures, the Trust's Board of Trustees (“Board” or “Trustees”) has delegated the daily operational oversight of the securities valuation function to the JNAM Pricing Committee (“Pricing Committee”), which consists of certain officers of the Trust and JNAM management. The Pricing Committee is responsible for determining fair valuations for any security for which market quotations are not readily available. For those securities fair valued under procedures adopted by the Board, the Pricing Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available. The Pricing Committee’s fair valuation determinations are subject to review by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. For fair valuation determinations that are deemed significant, the Board is promptly notified, in detail, of the fair valuation.

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2016

The net asset value (“NAV”) of a Fund's shares is generally determined once each day on which the New York Stock Exchange (“NYSE”) is open, at the close of the regular trading session of the NYSE (generally, 4:00 PM Eastern Time). Stocks traded on an exchange are generally valued at the official closing price of the exchange where the security is principally traded. If there is no official closing price for the security, the security may be valued at the last quoted sale price on the exchange where the security is principally traded or final bid price in the absence of a sale. Stocks not listed on a national or foreign stock exchange may be valued at the closing bid price on the over the counter (“OTC”) market. The Adviser has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities traded in foreign markets in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which the NAVs are determined. Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE on each valuation date. Short-term securities maturing within sixty (60) days are valued at amortized cost, unless it is determined that such practice does not approximate market value. Debt securities are generally valued by independent pricing services approved by the Board. If pricing services are unable to provide valuations, debt securities are valued at the most recent bid quotation for a long position and ask quotation for a short position or an evaluated price, as applicable, obtained from each Fund’s Sub-Adviser, a broker/dealer or widely used quotation system. Futures contracts traded on an exchange are generally valued at the exchange’s settlement price. If the settlement price is not available, exchange traded futures are valued at the last sales price as of the close of business on the primary exchange. Options traded on an exchange are generally valued at the last traded price as of the close of business on the local exchange. If the last trade is determined to not be representative of fair value, exchange traded options are valued at the current day’s mid-price. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Centrally cleared swap agreements, listed on a multilateral or trade facility platform, such as a registered exchange, are valued by the respective exchange. The exchange determines a daily settlement price via pricing models which use, as appropriate, its members’ actionable levels across complete term structures along with information obtained from external third party price providers. OTC derivatives, including options and swap agreements, are generally valued by approved pricing services. If the pricing services are unable to provide valuations, OTC derivatives are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or by pricing models using observable inputs. Pricing services utilized to value debt and derivative instruments may use various pricing techniques which take into account appropriate factors such as: yield; credit quality; coupon rate; maturity; type of issue; trading characteristics; call features; credit ratings; broker quotes; and other relevant data.

Market quotations may not be readily available for certain investments or it may be determined that a quotation of an investment does not represent market value. In such instances, the investment is valued as determined in good faith using procedures approved by the Board. Situations that may require an investment to be fair valued may include instances where a security is thinly traded, halted or restricted as to resale. In addition, investments may be fair valued based on the occurrence of a significant event. Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults. Alternatively, significant events may affect an entire market, such as natural disasters, government actions, and significant changes in the value of U.S. securities markets. Securities are fair valued based on observable and unobservable inputs, including the Adviser’s or Pricing Committee’s own assumptions in determining the fair value of an investment. Under the procedures approved by the Board, the Adviser may utilize pricing services or other sources, including each Fund’s Sub-Adviser, to assist in determining the fair value of an investment. Factors considered to determine fair value may include the correlation with price movement of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer and trading or other market data.

If an investment is valued at a fair value for purposes of calculating a Fund’s NAV, the value may be different from the last quoted price for the investment depending on the source and method used to determine the value. Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

Distributions to Shareholders. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends from net investment income are generally declared and paid annually, but may be paid more frequently to avoid excise tax. Distributions of net realized capital gains, if any, are distributed at least annually, to the extent they exceed available capital loss carryforwards.

Security Transactions and Investment Income. Security transactions are recorded on the trade date for financial reporting purposes. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date. Corporate actions involving foreign securities, including dividends, are recorded when the information becomes available. Income received in lieu of dividends for securities loaned is included in dividends in the Statements of Operations. Interest income, including level-yield amortization of discounts and premiums on debt securities and convertible bonds, is accrued daily. A Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Realized gains and losses are determined on the specific identification basis.

Expenses. Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Other Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund.

Foreign Taxes. The Funds may be subject to foreign taxes on income, gains on investments or foreign currency purchases and repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretations of tax rules and regulations that exist in the markets in which the Funds invest. When a capital gains tax is determined to apply, a Fund will record an estimated tax liability in an amount that may be payable if the securities were disposed of on the valuation date. The estimated liability is recorded as deferred foreign capital gains tax liability in the Statements of Assets and Liabilities. Foreign capital gains tax paid and the current year’s change in deferred foreign capital gains tax liability are recorded in net realized gain (loss) on unaffiliated investments and net change in unrealized appreciation (depreciation) on unaffiliated investments, respectively, in the Statements of Operations.

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2016

Foreign Currency Translations. The accounting records of each Fund are maintained in U.S. dollars. Each business day, the market values of foreign securities, currency holdings and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on current exchange rates. Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars based on the respective exchange rates prevailing on the dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of foreign securities. Such fluctuations are included in net realized and unrealized gain or loss on investments.

Net realized gains and losses on foreign currency related items are considered ordinary income for tax purposes and arise from sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar amounts actually received or paid; and the realized gains or losses resulting from portfolio and transaction hedges. Net unrealized gain or loss on foreign currency related items include gains and losses from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in currency exchange rates.

Guarantees and Indemnifications. In the normal course of business, the Trust may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. However, since their commencement of operations, the Funds have not had claims or losses pursuant to their contracts and expect the risk of loss to be remote. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Basis of Consolidation. The accompanying financial statements and Schedules of Investments for the Funds in the summary below have each been consolidated to include the account of each respective Subsidiary indicated. Each Subsidiary is a wholly owned Cayman Islands domiciled subsidiary of the respective Fund, which primarily invests in commodity-related instruments and collateral. Each Subsidiary allows each respective Fund to gain investment exposure to commodity-related instruments and meet regulated investment company (“RIC”) tax requirements in pursuit of its investment objectives as outlined in each Fund’s prospectus and statement of additional information. Each Fund is the sole shareholder of the Subsidiary with the intent that it will retain all rights to the Subsidiary. Each Fund may invest up to 25% of its total assets in its Subsidiary, which generally may invest without limitation in commodity-related instruments and collateral. Intercompany accounts and transactions have been eliminated. Each Subsidiary has the same Sub-Adviser as the Fund and is generally subject to the same investment policies and restrictions as the Fund. Subsequent references to the Funds within the Notes to the Financial Statements collectively refer to the Consolidated Funds and their Subsidiaries.

The summary below provides additional information (in thousands, where applicable) for each Subsidiary as of December 31, 2016.

		At December 31, 2016			For the period ended December 31, 2016
	Date Subsidiary Established	Subsidiary Net Assets ($)	Subsidiary Percentage of Fund Net Assets (%)	Subsidiary Net Unrealized Appreciation (Depreciation) ($)	Subsidiary Net Investment Loss ($)	Subsidiary Net Realized Gain ($)	Subsidiary Net Change in Unrealized Appreciation (Depreciation) ($)	Subsidiary Net Change in Net Assets From Operations ($)
JNL/AQR Risk Parity Fund
JNL/AQR Risk Parity Fund Ltd.	04/23/13	5,334	14.94	30	(37)	364	378	705
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund Ltd.	03/07/14	4,074	19.87	(42)	(28)	3,201	(516)	2,657
JNL/Van Eck International Gold Fund
JNL/Van Eck International Gold Fund Ltd.	04/23/13	107	0.19	—	(1)	—	—	(1)

Recent Accounting Pronouncement. In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by RICs. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the final rules will have on the Funds’ financial statements.

NOTE 3. FASB ASC TOPIC 820, “FAIR VALUE MEASUREMENT”

This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of a Fund’s investments under FASB ASC Topic 820 guidance. The inputs are summarized into three broad categories:

Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for securities listed on a national or foreign stock exchange or investments in mutual funds.

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2016

Level 2 includes valuations determined from significant direct or indirect observable inputs. Direct observable inputs include broker quotes, third party prices, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values. Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings. Level 2 includes valuations for fixed income securities, including certain term loans, OTC derivatives, centrally cleared swap agreements, broker quotes in active markets, securities subject to corporate actions, securities valued at amortized cost, international equity securities priced by an independent statistical fair value pricing service swap agreements valued by pricing services, or ADRs and GDRs for which quoted prices in active markets are not available or securities limited by foreign ownership.

Level 3 includes valuations determined from significant unobservable inputs including the Adviser’s own assumptions in determining the fair value of the investment. Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features, maturity or anticipated cash flows; or industry specific inputs such as: trading activity of similar markets or securities, changes in the security’s underlying index or changes in comparable securities’ models. Level 3 valuations include securities, currency exchange rates and forward foreign currency contracts that are priced based on single source broker quotes; term loans that do not meet certain liquidity thresholds; securities where prices may be unavailable due to halted trading, restricted to resale due to market events, or newly issued; or investments for which reliable quotes are otherwise not available.

To assess the continuing appropriateness of security valuation, the Adviser regularly compares prior day prices with current day prices, transaction prices and alternative vendor prices. When the comparison results exceed pre-defined thresholds, the Adviser challenges the prices exceeding tolerance levels with the pricing service or broker. To verify Level 3 unobservable inputs, the Adviser uses a variety of techniques as appropriate to substantiate these valuation approaches including a regular review of key inputs and assumptions, transaction back-testing or disposition analysis and review of related market activity.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes each Fund’s investments in securities and other financial instruments (in thousands) as of December 31, 2016 by valuation level. For Funds with significant Level 1 and Level 2 investments in common stock, additional detail regarding the sector or country, as applicable, is disclosed.

	Level 1($)	Level 2($)	Level 3($)	Other[1]($)	Total($)
JNL Tactical ETF Conservative Fund
Assets - Securities
Investment Companies	112,524	—	—	—	112,524
Short Term Investments	1,465	—	—	18,999	20,464
	113,989	—	—	18,999	132,988
JNL Tactical ETF Moderate Fund	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
Assets - Securities
Investment Companies	243,733	—	—	—	243,733
Short Term Investments	2,498	—	—	30,449	32,947
	246,231	—	—	30,449	276,680
JNL Tactical ETF Growth Fund
Assets - Securities
Investment Companies	171,991	—	—	—	171,991
Short Term Investments	2,211	—	—	24,460	26,671
	174,202	—	—	24,460	198,662
JNL/AQR Risk Parity Fund
Assets - Securities
Government And Agency Obligations	—	13,082	—	—	13,082
Short Term Investments	14,749	6,211	—	—	20,960
	14,749	19,293	—	—	34,042
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	497	—	—	—	497
Open Forward Foreign Currency Contracts	—	164	—	—	164
OTC Total Return Swap Agreements	—	44	—	—	44
	497	208	—	—	705
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(407)	—	—	—	(407)
Open Forward Foreign Currency Contracts	—	(47)	—	—	(47)
	(407)	(47)	—	—	(454)
JNL/BlackRock Global Long Short Credit Fund
Assets - Securities
Common Stocks	2,356	231	—	—	2,587
Investment Companies	1,320	—	—	—	1,320
Non-U.S. Government Agency Asset-Backed Securities	—	45,306	—	—	45,306
Corporate Bonds And Notes	—	189,978	1,190	—	191,168
Variable Rate Senior Loan Interests[3]	—	65,281	1,248	—	66,529
Government And Agency Obligations	—	8,350	—	—	8,350
Short Term Investments	34,900	86,080	—	—	120,980

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2016

	Level 1($)	Level 2($)	Level 3($)	Other[1]($)	Total($)
	38,576	395,226	2,438	—	436,240
Liabilities - Securities
Corporate Bonds And Notes	—	(51,074)	—	—	(51,074)
Government And Agency Obligations	—	(33,536)	—	—	(33,536)
	—	(84,610)	—	—	(84,610)
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	51	—	—	—	51
Open Forward Foreign Currency Contracts	—	1,177	—	—	1,177
OTC Total Return Swap Agreements	—	20	—	—	20
Centrally Cleared Interest Rate Swap Agreements	—	38	—	—	38
Centrally Cleared Credit Default Swap Agreements	—	250	—	—	250
Exchange Traded Purchased Options	631	3	—	—	634
OTC Purchased Options	—	102	—	—	102
OTC Credit Default Swap Agreements	—	686	—	—	686
OTC Contracts for Difference	—	81	—	—	81
	682	2,357	—	—	3,039
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(410)	—	—	—	(410)
Open Forward Foreign Currency Contracts	—	(525)	—	—	(525)
OTC Total Return Swap Agreements	—	(235)	—	—	(235)
Centrally Cleared Interest Rate Swap Agreements	—	(216)	—	—	(216)
Centrally Cleared Credit Default Swap Agreements	—	(526)	—	—	(526)
Exchange Traded Written Options	(11)	(3)	—	—	(14)
OTC Written Options	—	(269)	—	—	(269)
OTC Credit Default Swap Agreements	—	(2,212)	—	—	(2,212)
OTC Contracts for Difference	—	(1)	—	—	(1)
	(421)	(3,987)	—	—	(4,408)
JNL/DFA U.S. Micro Cap Fund
Assets - Securities
Common Stocks	112,517	—	—	—	112,517
Short Term Investments	4,519	—	—	—	4,519
	117,036	—	—	—	117,036
JNL/DoubleLine Total Return Fund	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
Assets - Securities
Non-U.S. Government Agency Asset-Backed Securities	—	1,016,925	—	—	1,016,925
Government And Agency Obligations	—	1,316,495	—	—	1,316,495
Short Term Investments	219,341	—	—	—	219,341
	219,341	2,333,420	—	—	2,552,761
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund		. Level 2 ($) .
Assets - Securities
Corporate Bonds And Notes	—	7,088	—	—	7,088
Variable Rate Senior Loan Interests	—	—	6,002	—	6,002
Government And Agency Obligations	—	316,165	—	—	316,165
Common Stocks
Iceland	6,335	3,280	—	—	9,615
Singapore	—	3,198	—	—	3,198
Short Term Investments	43,226	29,025	—	—	72,251
	49,561	358,756	6,002	—	414,319
Liabilities - Securities
Government And Agency Obligations	—	(8,040)	—	—	(8,040)
	—	(8,040)	—	—	(8,040)
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	370	—	—	—	370
Open Forward Foreign Currency Contracts	—	13,821	—	—	13,821
Centrally Cleared Interest Rate Swap Agreements	—	3,534	—	—	3,534
Centrally Cleared Credit Default Swap Agreements	—	56	—	—	56
OTC Purchased Options	—	10,117	—	—	10,117
OTC Credit Default Swap Agreements	—	1,982	—	—	1,982
OTC Interest Rate Swap Agreements	—	3,415	—	—	3,415
	370	32,925	—	—	33,295

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2016

	Level 1($)	Level 2($)	Level 3($)	Other[1]($)	Total($)
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(338)	—	—	—	(338)
Open Forward Foreign Currency Contracts	—	(10,043)	—	—	(10,043)
OTC Total Return Swap Agreements	—	—	—	—	—
Centrally Cleared Interest Rate Swap Agreements	—	(6,605)	—	—	(6,605)
Centrally Cleared Credit Default Swap Agreements	—	(1,303)	—	—	(1,303)
OTC Written Options	—	(2,099)	—	—	(2,099)
OTC Credit Default Swap Agreements	—	(4,270)	—	—	(4,270)
OTC Interest Rate Swap Agreements	—	(388)	—	—	(388)
	(338)	(24,708)	—	—	(25,046)
JNL/Epoch Global Shareholder Yield Fund	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
Assets - Securities
Common Stocks
Australia	—	2,756	—	—	2,756
Canada	4,045	—	—	—	4,045
France	—	5,678	—	—	5,678
Germany	—	6,957	—	—	6,957
Italy	440	1,158	—	—	1,598
Netherlands	1,203	—	—	—	1,203
Norway	—	1,696	—	—	1,696
Singapore	—	948	—	—	948
Spain	—	537	—	—	537
Sweden	—	597	—	—	597
Switzerland	—	2,929	—	—	2,929
Taiwan	850	—	—	—	850
United Kingdom	969	9,844	—	—	10,813
United States of America	40,177	—	—	—	40,177
Short Term Investments	—	—	—	1,214	1,214
	47,684	33,100	—	1,214	81,998
Liabilities - Investments in Other Financial Instruments[2]
Open Forward Foreign Currency Contracts	—	(6)	—	—	(6)
	—	(6)	—	—	(6)
JNL/FAMCO Flex Core Covered Call Fund
Assets - Securities
Common Stocks	129,637	—	—	—	129,637
Short Term Investments	2,005	—	—	—	2,005
	131,642	—	—	—	131,642
Liabilities - Investments in Other Financial Instruments[2]
Exchange Traded Written Options	(2,331)	—	—	—	(2,331)
	(2,331)	—	—	—	(2,331)
JNL/Lazard International Strategic Equity Fund
Assets - Securities
Common Stocks	10,881	59,544	—	—	70,425
Short Term Investments	515	—	—	—	515
	11,396	59,544	—	—	70,940
Liabilities - Investments in Other Financial Instruments[2]
Open Forward Foreign Currency Contracts	—	(1)	—	—	(1)
	—	(1)	—	—	(1)
JNL/Neuberger Berman Currency Fund
Assets - Securities
Government And Agency Obligations	—	126,650	—	—	126,650
Short Term Investments	7,190	74,978	—	—	82,168
	7,190	201,628	—	—	208,818
Assets - Investments in Other Financial Instruments[2]
Open Forward Foreign Currency Contracts	—	27,479	—	—	27,479
	—	27,479	—	—	27,479
Liabilities - Investments in Other Financial Instruments[2]
Open Forward Foreign Currency Contracts	—	(26,267)	—	—	(26,267)
	—	(26,267)	—	—	(26,267)
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund
Assets - Securities
Non-U.S. Government Agency Asset-Backed Securities	—	3,961	—	—	3,961
Corporate Bonds And Notes	—	10,882	—	—	10,882
Short Term Investments	2,273	3,447	—	—	5,720
	2,273	18,290	—	—	20,563
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	58	—	—	—	58
	58	—	—	—	58

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2016

	Level 1($)	Level 2($)	Level 3($)	Other[1]($)	Total($)
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(100)	—	—	—	(100)
	(100)	—	—	—	(100)
JNL/Nicholas Convertible Arbitrage Fund	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
Assets - Securities
Preferred Stocks	28,304	—	—	—	28,304
Investment Companies	2,481	—	—	—	2,481
Corporate Bonds And Notes	—	330,495	—	—	330,495
Short Term Investments	19,345	—	—	—	19,345
	50,130	330,495	—	—	380,625
Liabilities - Securities
Common Stocks	(143,721)	—	—	—	(143,721)
Investment Companies	(3,831)	—	—	—	(3,831)
	(147,552)	—	—	—	(147,552)
JNL/PIMCO Credit Income Fund
Assets - Securities
Non-U.S. Government Agency Asset-Backed Securities	—	7,792	—	—	7,792
Corporate Bonds And Notes	—	303,578	—	—	303,578
Variable Rate Senior Loan Interests	—	8,698	—	—	8,698
Government And Agency Obligations	—	76,784	—	—	76,784
Trust Preferred	10	—	—	—	10
Preferred Stocks	43	297	—	—	340
Short Term Investments	—	7,199	—	5,556	12,755
	53	404,348	—	5,556	409,957
Assets – Investments in Other Financial Instruments[2]
Futures Contracts	64	—	—	—	64
Open Forward Foreign Currency Contracts	—	983	—	—	983
Centrally Cleared Interest Rate Swap Agreements	—	219	—	—	219
Centrally Cleared Credit Default Swap Agreements		102			102
OTC Purchased Options	—	253	—	—	253
OTC Credit Default Swap Agreements	—	538	—	—	538
OTC Interest Rate Swap Agreements	—	9	—	—	9
	64	2,104	—	—	2,168
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(41)	—	—	—	(41)
Open Forward Foreign Currency Contracts	—	(798)	—	—	(798)
Centrally Cleared Interest Rate Swap Agreements	—	(654)	—	—	(654)
Centrally Cleared Credit Default Swap Agreements	—	(11)	—	—	(11)
Exchange Traded Written Options	(1)	—	—	—	(1)
OTC Written Options	—	(253)	—	—	(253)
OTC Credit Default Swap Agreements	—	(49)	—	—	(49)
OTC Interest Rate Swap Agreements	—	(92)	—	—	(92)
	(42)	(1,857)	—	—	(1,899)
JNL/PPM America Long Short Credit Fund
Assets - Securities
Non-U.S. Government Agency Asset-Backed Securities	—	2,336	—	—	2,336
Corporate Bonds And Notes	—	50,013	—	—	50,013
Variable Rate Senior Loan Interests	—	30,130	299	—	30,429
Preferred Stocks	836	—	—	—	836
Other Equity Interests	—	—	—	—	—
Investment Companies	372	—	—	—	372
Short Term Investments	11,292	—	—	—	11,292
	12,500	82,479	299	—	95,278
Liabilities - Securities
Corporate Bonds And Notes	—	(1,757)	—	—	(1,757)
Variable Rate Senior Loan Interests	—	—	—	—	—
	—	(1,757)	—	—	(1,757)
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	107	—	—	—	107
OTC Credit Default Swap Agreements	—	134	—	—	134
	107	134	—	—	241
Liabilities - Investments in Other Financial Instruments[2]
Centrally Cleared Credit Default Swap Agreements	—	(14)	—	—	(14)
OTC Credit Default Swap Agreements	—	(94)	—	—	(94)
	—	(108)	—	—	(108)
JNL/T. Rowe Price Capital Appreciation Fund
Assets - Securities
Common Stocks	776,070	22,022	—	—	798,092
Trust Preferred	4,664	—	—	—	4,664

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2016

	Level 1($)	Level 2($)	Level 3($)	Other[1]($)	Total($)
Preferred Stocks	20,948	—	—	—	20,948
Investment Companies	1,115	—	—	—	1,115
Non-U.S. Government Agency Asset-Backed Securities	—	1,223	—	—	1,223
Corporate Bonds And Notes	—	276,881	—	—	276,881
Variable Rate Senior Loan Interests	—	37,827	—	—	37,827
Short Term Investments	129,500	—	—	—	129,500
	932,297	337,953	—	—	1,270,250
Assets - Investments in Other Financial Instruments[2]
OTC Purchased Options	—	396	—	—	396
	—	396	—	—	396
Liabilities - Investments in Other Financial Instruments[2]
OTC Written Options	—	(4,500)	—	—	(4,500)
	—	(4,500)	—	—	(4,500)
JNL/The Boston Company Equity Income Fund	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
Assets - Securities
Common Stocks	130,071	—	—	—	130,071
Short Term Investments	778	—	—	—	778
	130,849	—	—	—	130,849
JNL/The London Company Focused U.S. Equity Fund
Assets - Securities
Common Stocks	160,253	—	—	—	160,253
Short Term Investments	3,062	—	—	4,411	7,473
	163,315	—	—	4,411	167,726
JNL/Van Eck International Gold Fund
Assets - Securities
Common Stocks	47,509	9,025	—	—	56,534
Warrants	—	16	—	—	16
Short Term Investments	956	—	—	10,075	11,031
	48,465	9,041	—	10,075	67,581
Assets - Investments in Other Financial Instruments[2]
Open Forward Foreign Currency Contracts	—	—	—	—	—
	—	—	—	—	—
JNL/WCM Focused International Equity Fund
Assets - Securities
Common Stocks
Australia	—	40,045	—	—	40,045
Bermuda	22,603	—	—	—	22,603
Brazil	20,461	—	—	—	20,461
Canada	69,959	—	—	—	69,959
China	28,759	33,580	—	—	62,339
Denmark	—	76,038	—	—	76,038
France	—	80,548	—	—	80,548
Germany	—	22,223	—	—	22,223
Hong Kong	—	2,867	—	—	2,867
India	29,140	—	—	—	29,140
Ireland	63,772	—	—	—	63,772
Italy	—	22,261	—	—	22,261
Japan	—	56,107	—	—	56,107
Mexico	13,110	—	—	—	13,110
Netherlands	35,046	—	—	—	35,046
Russian Federation	22,509	—	—	—	22,509
South Africa	—	22,543	—	—	22,543
Spain	—	15,586	—	—	15,586
Switzerland	—	69,832	—	—	69,832
Taiwan	44,813	—	—	—	44,813
United Kingdom	—	113,752	—	—	113,752
United States of America	48,200	—	—	—	48,200
Short Term Investments	76,468	—	—	9,119	85,587
	474,840	555,382	—	9,119	1,039,341
Assets - Investments in Other Financial Instruments[2]
Open Forward Foreign Currency Contracts	—	13	—	—	13
	—	13	—	—	13
Liabilities - Investments in Other Financial Instruments[2]
Open Forward Foreign Currency Contracts	—	(4)	—	—	(4)
	—	(4)	—	—	(4)

1 Certain investments that are measured at fair value using the NAV per share practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedules of Investments.  Although there can be no assurance, in general, the fair value of the investment using the NAV per share practical expedient is the amount the owner of such investment might reasonably expect to receive in an orderly transaction  between market participants upon its current sale.

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2016

2 All derivatives, except for options, are reflected at the unrealized appreciation (depreciation) on the instrument. Options are reflected at value.

3 Unfunded loan commitment in JNL/BlackRock Global Long Short Credit Fund is not reflected in the Schedule of Investments. Unrealized appreciation is reflected as an asset in the table. See Unfunded Commitments in these Notes to Financial Statements.

The Funds recognize transfers between levels as of the beginning of the period for financial reporting purposes. The following table summarizes significant transfers (in thousands) between Level 1 and Level 2 valuations for the year ended December 31, 2016:

	Transfers out of Level 2 into Level 1 during the Period($)	Transfers out of Level 1 into Level 2 during the Period($)
Transfers related to the application of statistical fair value pricing including changes between closing and evaluated pricing
JNL/Lazard International Strategic Equity Fund
Common Stocks	2,318	3,322

The following table is a rollforward of significant Level 3 valuations (in thousands) and transfers by category for which significant unobservable inputs were used to determine fair value during the year ended December 31, 2016:

	Balance at Beginning of Period($)	Transfers into Level 3 During the Period[2]($)	Transfers out of Level 3 During the Period[2]($)		Total Realized and Change in Unrealized Gain/(Loss)($)	Purchases($)		(Sales)($)	Balance at End of Period($)	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at End of Period[1]($)
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund
Short Term Investment	—	—	(6,223)	[3]	—	6,223	[3]	—	—	—

1 Reflects the change in unrealized appreciation/ (depreciation) for Level 3 investments held at December 31, 2016.

2 There were no significant transfers between Level 3 and Level 2 valuations during the year ended December 31, 2016, other than those noted.

3 During the year, the valuation of the Short Term Investment held in JNL/Eaton Vance Global Macro Absolute Return Advantage Fund was transferred from a Level 3 valuation to a Level 2 valuation. At year end, the security was valued by an independent pricing service and was considered a Level 2 valuation. Previously it was valued using the purchase price and considered a Level 3 valuation.

Significant changes in unobservable valuation inputs to a different amount might result in a significantly higher or lower fair value measurement than the one used in a security’s valuation. There were no significant Level 3 valuations for which significant unobservable valuation inputs were developed at December 31, 2016.

NOTE 4. SECURITIES AND OTHER INVESTMENTS

Securities Lending and Securities Lending Collateral. All Funds participate in agency based securities lending programs. Per the securities lending agreements, the securities lending agent is authorized to loan securities on behalf of the Funds to approved borrowers and is required to maintain collateral. Each Fund receives either cash or non-cash collateral against the loaned securities in an amount equal to at least 100% of the market value of the loaned securities. Generally, cash and non-cash collateral received for the following types of securities on loan are as follows: U.S. equities – 102%; U.S. corporate fixed income – 102%; U.S. government fixed income – 102%; international equities – 105%; international corporate fixed income – 105%; sovereign fixed income – 102%; and asset backed investments – 102%. Collateral is maintained over the life of the loan as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The duration of each loan is determined by the agent and borrower and generally may be terminated at any time. Certain loans may be negotiated to mature on a specified date. The securities lending agents have agreed to indemnify the Fund in the event of default by a third party borrower. A Fund may experience a delay in the recovery of its securities or incur a loss if the borrower breaches its agreement with the Fund or becomes insolvent. For cash collateral, the Fund receives income from the investment of cash collateral, in addition to lending fees and rebates negotiated with the borrower. The Fund bears the market risk with respect to the collateral investment and securities loaned. The Fund also bears the risk that the agent may default on its obligations to the Fund. Non-cash collateral which a Fund receives may include U.S., UK and certain Eurozone government securities; U.S. government agencies’ debt securities; and U.S. government-sponsored agencies’ debt securities and mortgage-backed securities. For non-cash collateral, the Fund receives lending fees negotiated with the borrower. The securities lending agents have agreed to indemnify the Fund with respect to the market risk related to the non-cash collateral investments.

JPMorgan Chase Bank, N.A. (“JPM Chase”) and State Street Bank and Trust Company (“State Street”) (each a “Custodian” and together the “Custodians”) each serve as securities lending agent to the eligible Funds for which they are Custodian. For the Funds for which JPM Chase is the securities lending agent, the cash collateral is invested in the Securities Lending Cash Collateral Fund LLC, a limited liability company sponsored by the Adviser. Although the Securities Lending Cash Collateral Fund LLC is not a registered fund under the 1940 Act and is not a “money market fund”, it typically has daily liquidity and invests in high quality U.S. dollar-denominated instruments that qualify at time of purchase as “eligible securities” within the meaning of Rule 2a-7 under the 1940 Act which governs money market funds. The Securities Lending Cash Collateral Fund LLC is only offered to the Funds and JNAM affiliated funds. JPM Chase serves as investment adviser to the Securities Lending Cash Collateral Fund LLC and receives a portion of the earnings from the Securities Lending Cash Collateral Fund LLC as consideration for its service as securities lending agent and Adviser to the Securities Lending Cash Collateral Fund LLC. The Securities Lending Cash Collateral Fund LLC pays JNAM an annual fee for accounting and administrative services. Short-term securities in the Securities Lending Cash Collateral Fund LLC are valued at amortized cost, unless it is determined that such practice does not approximate market value. For the Funds for which State Street is the securities lending agent, the cash collateral is invested in the

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2016

State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund and a series of State Street Navigator Securities Lending Trust which is an open end management company registered under the 1940 Act. Each Fund also bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a decline in value of an approved investment.

Cash collateral received from the borrower is recorded in the Statements of Assets and Liabilities as payable for return of securities loaned. Investments acquired with such cash collateral are reported in a manner consistent with other portfolio investments held by each Fund as investment - at value on the Statements of Assets and Liabilities. The value of securities on loan is disclosed under footnote (d) on the Statements of Assets and Liabilities. Each Fund’s net exposure to a borrower is determined by the amount of any excess or shortfall in cash collateral received compared to the value of securities on loan. Certain Funds receive non-cash collateral in the form of securities received, which the Funds may not sell or re-pledge and accordingly are not reflected in the Statements of Assets and Liabilities.

U.S. Government Agencies or Government Sponsored Enterprises. Certain Funds may invest in U.S. government agencies or government sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (“U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest paying securities of similar maturities.

Government-related guarantors (i.e., guarantors that are not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

FNMA and FHMLC were placed into conservatorship by the Federal Housing Finance Agency (“FHFA”). As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and each enterprise’s assets. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with FNMA and FHLMC. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received senior preferred stock in each enterprise and warrants to purchase each enterprise’s common stock. The U.S. Treasury created a new secured lending facility, which is available to FNMA and FHLMC as a liquidity backstop and created a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Unregistered Securities. A Fund may own certain investment securities that are unregistered and thus restricted to resale. These securities may also be referred to as “private placements”. Unregistered securities may be “illiquid” because there is no readily available market for sale of the securities. Where future dispositions of the securities require registration under the 1933 Act, the Funds have the right to include those securities in such registration generally without cost to the Funds. The Funds have no right to require registration of unregistered securities.

Repurchase Agreements. Certain Funds may invest in repurchase agreements. In a repurchase agreement, a Fund receives debt or equity securities (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the securities at an agreed upon price and date. Certain repurchase agreements used to settle short sale transactions have no stated maturity and can be terminated by either party at any time. The underlying securities used as collateral for repurchase agreements may be held in safekeeping by the Fund’s Custodian or designated sub-custodians under triparty repurchase agreements or delivered to the counterparty. In certain repurchase agreements, the Fund takes possession of the underlying debt obligation. Earnings on collateral and compensation to the seller are based on agreed upon rates between the seller and the Fund. Net interest earned on repurchase agreements is recorded as interest income and net fees paid to the seller are recorded as short holdings borrowing fees. In periods of increased demand for collateral, the Fund may pay a fee for receipt of the collateral, which may result in interest expense to the Fund. When a repurchase agreement is entered into, a Fund typically receives securities with a value that approximates or exceeds the repurchase price, including any accrued interest earned on the repurchase agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties with a frequency and in amounts prescribed in the repurchase agreement. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of such collateral may decline.

Reverse Repurchase Agreements. Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers to a counterparty a security in exchange for cash with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. Cash received in exchange for securities delivered plus accrued interest to be paid by the Fund are reflected as payable for reverse repurchase agreements on the Statements of Assets and Liabilities. Interest paid is recorded as interest expense to the Fund. The Fund receives principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. In periods of increased demand of the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the value of the security delivered by the Fund may decline below the repurchase price of the security. The Fund will segregate assets determined to be liquid at the Custodian or otherwise cover its obligations under reverse repurchase agreements.

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2016

The average daily balance (in thousands) and the weighted average interest rate for reverse repurchase agreements, for the year ended December 31, 2016, were as follows: JNL/BlackRock Global Long Short Credit Fund, $743 and 0.01%, for 169 days outstanding; and JNL/PIMCO Credit Income Fund, $13,325 and 0.88%, for 26 days outstanding. The value of reverse repurchase agreements and collateral pledged at December 31, 2016 was as follows:

	Collateral	Counter- party	Interest Rate Expense (Income)(%)	Maturity Date	Collateral Amount($)	Payable for Reverse Repurchase Agreement Including Interest Payable($)
JNL/BlackRock Global Long Short Credit Fund	U.S. Treasury Bond	BCL	(0.50)	Rolling	614	540

JNL/PIMCO Credit Income Fund
	U.S. Treasury Bond	SCB	0.87	02/23/2017	10,613	10,591
	U.S. Treasury Bond	MLP	1.15	01/03/2017	4,478	4,511
	U.S. Treasury Bond	RBS	0.93	03/08/2017	413	417
	U.S. Treasury Note	SGN	0.00	01/04/2017	1,141	1,143
						16,662

Delayed-Delivery Securities. Certain Funds may purchase or sell securities on a delayed-delivery basis, including To Be Announced (“TBA”) or “To Be Acquired” securities. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. In TBA transactions, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. When delayed-delivery purchases are outstanding, the Fund is required to have sufficient cash and/or liquid securities to cover its commitments on these transactions. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights of ownership of the security, including the risk of price and yield fluctuations, and considers such fluctuations when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains or losses with respect to the security. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. In connection with TBA transactions, Funds may maintain a short position related to certain securities. In connection with these transactions, the Fund owns an equal amount of the securities or holds securities convertible (or exchangeable) into an equal amount of the securities, of the same issuer, as the position held short.

Mortgage-Backed Dollar and Treasury Roll Transactions. Certain Funds may sell mortgage-backed or Treasury securities and simultaneously contract to repurchase securities at a future date at an agreed upon price. The Funds may only enter into covered rolls. A “covered roll” is a type of dollar or Treasury roll for which a Fund maintains offsetting positions in cash, U.S. Government securities, or other liquid assets which mature on or before the forward repurchase settlement date of the dollar or Treasury roll transaction. During the period between the sale and repurchase, a Fund foregoes interest and principal paid on the mortgage-backed or Treasury securities. A Fund is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to “roll over” its purchase commitments. A Fund may dispose of “covered roll” securities after they are entered into and close these positions before their maturity, which may result in a realized gain or loss.

Dollar or Treasury roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

In a mortgage-backed or Treasury securities roll transaction, if the repurchased security is determined to be similar, but not substantially the same, the transaction is accounted for as a purchase and sale. Any gains, losses and any income or fees earned are recorded to realized gain or loss. If the repurchased security is determined to be substantially the same, the transaction is accounted for as a secured borrowing, rather than as a purchase and sales transaction. For Funds with significant transactions characterized as secured borrowing transactions, any income or fees earned are recorded to investment income and financing costs associated with the transaction are recorded to interest expense.

The JNL/PIMCO Credit Income Fund had treasury roll transactions during the period. The average daily balance (in thousands) and weighted average interest rate for treasury roll transactions accounted for as secured borrowing transactions, for the year ended December 31, 2016 were $9,999 and 0.10%, respectively, for 218 days outstanding. The Fund did not have any treasury roll transactions outstanding on December 31, 2016.

Inflation-Indexed Bonds. Certain Funds may invest in inflation-indexed bonds which are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive principal payments until maturity.

Senior and Junior Loans. Certain Funds may invest in Senior loans or secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior loans”) which are purchased or sold on a when-issued or delayed-delivery basis and may be settled a month or more after the trade date. Interest income on these loans is accrued based on the terms of the securities. Senior and Junior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan.

Securities Sold Short. Certain Funds may enter into short sales transactions whereby the Fund sells a security it does not own in anticipation of a decline in the market price of the security or to engage in arbitrage transactions. When a Fund engages in a short sale, the Fund borrows the security sold short to

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2016

make delivery to the buyer. The Fund may have to pay a fee to borrow securities and is often obligated to repay the lender of the securities for any interest or dividends that accrues on the borrowed securities during the period of the loan. Until the Fund closes its short position, the lending broker requires assets in the form of securities or cash to be segregated as collateral, which is marked-to-market daily, to the extent necessary to meet margin requirements or cover the short sale obligation. A Fund is obligated to deliver securities at the market price at the time the short position is closed. If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a capital loss; conversely, if the price declines, the Fund will realize a capital gain. A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Convertible Securities. Certain Funds may invest in fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, a Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. A Fund may attempt to hedge certain of their investments in convertible debt securities by selling short the issuer’s common stock.

Unfunded Commitments. Certain Funds may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked-to-market daily. Funded portions of credit agreements are presented in the Schedules of Investments. The following table details unfunded loan commitments (in thousands) at December 31, 2016:

	Unfunded Commitment ($)	Unrealized Appreciation ($)
JNL/BlackRock Global Long Short Credit Fund
Mission Broadcasting Inc. Term Loan B-2	24	—
Nexstar Broadcasting Inc. Term Loan	270	3
	294	3

Net unrealized appreciation/depreciation on unfunded commitments is reflected in other assets and payable for investment securities purchased in the Statements of Assets and Liabilities and unrealized appreciation (depreciation) on investments in the Statements of Operations.

Master Limited Partnerships. Certain Funds may invest in Master Limited Partnerships (“MLPs”). An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for Federal income tax purposes. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources.

NOTE 5. INVESTMENT TRANSACTION AGREEMENTS AND COLLATERAL

Under various agreements, certain investment transactions require collateral to be pledged to/from a Fund and a counterparty or segregated at the custodian and the collateral is managed pursuant to the terms of the agreement. U.S. Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of high quality or sovereign securities may be used. Securities held by a Fund that are used as collateral are identified as such within the Schedules of Investments. Collateral for OTC financial derivative transactions paid to or received from brokers and counterparties is included in receivable for deposits with brokers and counterparties and payable for deposits from counterparties in the Statements of Assets and Liabilities.

Master Netting Agreements (“Master Agreements”). Certain Funds are subject to various Master Agreements, which govern the terms of certain transactions and mitigate the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of financial transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, potentially resulting in the need for multiple agreements with a single counterparty. A Fund may net exposure and collateralize multiple transaction types governed by the same Master Agreement with the same counterparty and may close out and net its total exposure to a counterparty in the event of a default and/or termination event with respect to all the transactions governed under a single agreement with a counterparty. Each Master Agreement defines whether the Fund is contractually able to net settle daily payments. Additionally, certain circumstances, such as laws of a particular jurisdiction or settlement of amounts due in different currencies, may prohibit or restrict the right of offset as defined in the Master Agreements.

Master Agreements also help limit credit and counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Agreement. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds’ Sub-Advisers attempt to limit counterparty risk by only entering into Master Agreements with counterparties which the Sub-Adviser believes to have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For swap agreements executed with a Derivatives Clearing Organization (“DCO”) in a multilateral or other trade facility platform (“centrally cleared swaps”), counterparty risk is reduced by shifting exposure from the counterparty to the DCO. Additionally, the DCO has broad powers to provide an orderly liquidation in the event of a default.

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2016

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”). Master Repo Agreements govern repurchase, reverse repurchase and Treasury roll transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation and confirmation, income payments and transfer, events of default, termination, and maintenance of collateral. In the event of default, the total value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities purchased under repurchase agreements are reflected as an asset on a Fund’s Statement of Assets and Liabilities. The value of repurchase agreements and collateral pledged or received by a counterparty are disclosed in the Schedules of Investments. A Fund’s net exposure to the counterparty is determined by the amount of any excess or shortfall in collateral compared to the value of the repurchase or reverse repurchase agreement.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”). Master Forward Agreements govern the considerations and factors surrounding the settlement of certain forward-settling transactions, such as delayed-delivery transactions, TBA securities and Treasury roll transactions between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. Losses may arise due to changes in the value of the underlying securities prior to settlement date, if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. In the event of default, the unrealized gain or loss will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. In the ordinary course of business, settlements of transactions are not typically subject to net settlement, except for TBA pools.

International Swaps and Derivatives Association Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”). ISDA Master Agreements govern OTC financial derivative transactions entered into by a Fund’s Sub-Adviser and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, events of default, termination and maintenance of collateral. Termination includes conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early termination could be material to the financial statements. In the event of default, the total financial derivative value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. The amount of collateral exchanged is based on provisions within the ISDA Master Agreements and is determined by the net exposure with the counterparty and is not identified for a specific OTC derivative instrument.

Customer Account Agreements. Customer Account Agreements and related addendums govern exchange traded or centrally cleared derivative transactions such as futures, options on futures and centrally cleared derivatives. If a Fund transacts in exchange traded or centrally cleared derivatives, the Sub-Adviser is a party to agreements with (1) a Futures Commissions Merchant (“FCM”) in which the FCM facilitates the execution of the exchange traded and centrally cleared derivative with the DCO and (2) with an executing broker/swap dealer to agree to the terms of the swap and resolution process in the event the centrally cleared swap is not accepted for clearing by the designated DCO. Exchange traded and centrally cleared derivatives transactions require posting an amount of cash or cash equivalents equal to a certain percentage of the contract amount known as the “initial margin” as determined by each relevant clearing agency and is segregated at an FCM which is registered with the Commodity Futures Trading Commission (“CFTC”) or the applicable regulator. The Fund receives from, or pays to, the counterparty an amount of cash, in most circumstances, equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as the “variation margin”. For certain exchanges or DCOs, variation margin may include more than one day’s fluctuation in the value of the contracts. Variation margin received may not be netted between exchange traded and centrally cleared derivatives. In the event of default, counterparty risk is significantly reduced as creditors to the FCM do not have claim to the Fund’s assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk.

Prime Brokerage Arrangements. Certain Funds may enter into Prime Brokerage Arrangements to facilitate execution and/or clearing of listed equity option transactions or short sales of securities between the Fund and select counterparties. The arrangements provide general guidelines surrounding the rights, obligations and other events, including but not limited to, margin, execution and settlement. These arrangements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Cash margin and securities delivered as collateral are typically in the possession of the prime broker and offset any obligations due to the prime broker. Cash collateral held at the prime broker is reflected in Cash collateral segregated for short sales in the Statements of Assets and Liabilities. In the event of default, the value of securities sold short will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

NOTE 6. FINANCIAL DERIVATIVE INSTRUMENTS

Options Transactions. A Fund may buy and sell (“write”) call and put options on securities, futures, indices, currencies and swap agreements (“swaptions”). An option is a contract that gives the purchaser of the option, in return for a premium paid, the right to buy a specified underlying instrument from the writer of the option (in the case of a call option), or to sell a specified underlying instrument to the writer of the option (in the case of a put option) at a designated price. The right to exercise is dependent upon the contract terms and can be during the term or at expiration of the option. When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the cost basis of the underlying investment or offset against the proceeds of the underlying investment transaction to determine realized gain or loss. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. The risks associated with purchasing options are limited to premiums paid and the failure of the counterparty to honor its obligation under the contract. When a Fund writes a call or put option the premium received by the Fund is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds of the underlying investment transaction or reduce the cost basis of the underlying investment to determine the realized gain or loss. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. Writing put options tends to increase a Fund’s exposure to the underlying instrument. The risk associated with writing an option

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2016

that is exercised is that an unfavorable change in the price of the security underlying the option could result in a Fund buying the underlying security at a price higher than the current value or selling the underlying security at a price lower than the current market value. There is also the risk a Fund may not be able to enter into a closing transaction if the market is illiquid. Options written by a Fund do not give rise to counterparty credit risk, as they obligate the Fund, not the counterparty, to perform.

Depending on the exchange on which an exchange traded futures option is traded, premium may be paid/received when purchasing/writing the option or there may be no premium paid/received when purchasing/writing the option. Exchange traded futures options are marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Variation margin on these options is recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized. Exchange traded futures options involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.

Swaptions are similar to options on securities except that instead of purchasing the right to buy or sell a security, the writer or purchaser of the swaption is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement. The right to exercise is dependent upon the contract terms and can be during the term or at expiration of the option. Swaptions are illiquid investments.

Futures Contracts. A Fund may buy and sell futures on equities, indices, interest rates, commodities, currencies and swaps. A futures contract is a standardized contract obligating two parties to exchange a specified asset at an agreed upon price and date. Variation margin is recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized. Futures contracts involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the securities held by the Fund or the change in the value of an underlying entity and the prices of the futures contracts and the possibility the Fund may not be able to enter into a closing transaction because of an illiquid market. With futures, counterparty risk to the Fund is reduced since futures contracts are exchange traded and the exchange’s clearinghouse, acting as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Forward Foreign Currency Contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities, but it does establish a fixed rate of currency exchange that can be achieved in the future. The value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss and as a receivable or payable from forward foreign currency contracts. Upon settlement, or delivery or receipt of the currency, a realized gain or loss is recorded which is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Forward foreign currency contracts involve market risk in excess of the receivable or payable related to forward foreign currency contracts recorded by the Funds. Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Additionally, a Fund could be exposed to the risk of a previously hedged position becoming unhedged if the counterparty to a contract is unable to meet the terms of the contract or if the currency changes unfavorably to the value of the offsetting currency.

Swap Agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the OTC market or executed and centrally cleared with a DCO. OTC swaps are typically illiquid investments.

Swap agreements are marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. For OTC swaps, premiums paid or received at the beginning of the measurement period are recorded as an asset or liability by the Fund and represent payments made or received upon entering into the OTC swap to compensate for differences between the stated terms of the OTC swap and prevailing market conditions relating to credit spreads, interest rates, currency exchange rates and other relevant factors as appropriate. These upfront payments are recorded as a realized gain or loss upon termination or maturity of the OTC swap. For centrally cleared swaps, daily changes in valuation are recorded as a receivable or payable, as appropriate, and received from or paid to the DCO on a daily basis until the contracts are terminated at which time a realized gain or loss is recorded. The use of centrally cleared swaps may require a Fund to commit initial and variation margin that may otherwise not be required under an OTC swap. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss. Net periodic payments received or paid by a Fund are included as part of realized gain or loss.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the unrealized gain or loss recorded by a Fund. Such risks include that there is no liquid market for OTC swaps, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreement and that there may be unfavorable changes in interest rates or value of underlying securities. Centrally cleared swaps involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.

Interest Rate Swap Agreements. Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Forms of interest rate swap agreements that the Funds have entered into may include: fixed-for-floating rate swaps, under which a party agrees to pay a fixed rate in exchange for receiving a floating rate tied to a benchmark; floating-for-fixed rate swaps, under which a party agrees to pay a floating rate in exchange for receiving a fixed rate; floating-for-floating rate swaps, under which a party agrees to pay a floating rate in exchange for another floating rate.

A Fund’s maximum risk of loss from counterparty credit risk for an interest rate swap agreement is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent this amount is positive.

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2016

Cross-Currency Swap Agreements. Cross-currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps may also involve an exchange of notional amounts at the start, during or at expiration of the contract, either at the current spot or another specified rate. A Fund’s maximum risk of loss from counterparty credit risk is generally the aggregate unrealized gain netted against any collateral pledged by the counterparty.

Credit Default Swap Agreements. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. As a seller of protection, a Fund will generally receive from the buyer of protection a premium in return for such protection and/or a fixed rate of income throughout the term of the swap if there is no credit event. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, restructuring, write-down, principal shortfall or interest shortfall. As a seller, a Fund adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the credit default swap. If a Fund is a seller or buyer of protection and a credit event occurs, as defined under the terms of that particular credit default swap agreement, the Fund will either pay to or receive from the buyer or seller of protection an amount prescribed in that particular swap agreement. Until a credit event occurs, recovery values are determined by market makers considering either industry standard recovery rates or entity specific factors and considerations. When a credit event occurs, the recovery value is determined by a facilitated auction, administered by ISDA, whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

A Fund may use credit default swap agreements on corporate or sovereign issues to provide a measure of protection against defaults of an issuer (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

A Fund may use credit default swap agreements on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default. Unlike credit default swaps on corporate or sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation because performance for asset-backed securities can vary across deals. Write-downs, such as prepayments and principal pay downs, or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts.

A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swap agreements or bonds, to protect investors owning bonds against default and to speculate on changes in credit quality. A credit index is a basket of credit instruments or exposures designed to represent a portion of the credit market. These indices consist of reference credits that are considered to be the liquid entities in the credit default swap market based on the index sector. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities and emerging market securities. These components can be determined based upon various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the issuers in the index, and if there is a credit event, the credit event is settled based on that issuer’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each issuer has an equal weight in the index.

Either as a seller of protection or a buyer of protection of a credit default swap agreement, a Fund’s maximum risk of loss from counterparty risk is the fair value of the agreement. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2016, for which a Fund is the seller of protection, are disclosed in the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Total Return Swap Agreements. Some total return swap agreements involve a commitment to pay periodic interest payments in exchange for a market linked return based on a security or a basket of securities. To the extent the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. A Fund’s maximum risk of loss from counterparty credit risk for this type of total return swap agreement is the discounted net value of the cash flows to be received from or paid to the counterparty over the contract’s remaining life, to the extent this amount is positive. Other total return swap agreements involve a right to receive the appreciation in value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon rate. To the extent the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the value of that decline to the counterparty. A Fund’s maximum risk of loss from counterparty credit risk for this type of total return swap agreement is the value of the underlying security, index or other financial instrument.

Contracts for Difference. Contracts for differences (“CFDs”) are privately negotiated contracts between a buyer and seller stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. The Funds entered into CFDs where the underlying instrument was a specified security. The Fund can take either a short or long position on the underlying instrument. CFDs are marked-to-market daily and change in value is recorded by a Fund as an unrealized gain or loss. A realized gain or loss is recorded at termination of the contract. There is no expiration date to the contract, but a CFD is typically terminated by the buyer.

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2016

A Fund’s maximum risk of loss from counterparty credit risk for a CFD agreement is the ability for the counterparty to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty is unable to make payments, the value of the contract may be reduced.

FASB ASC Topic 815, “Derivatives and Hedging” and Financial Instruments Eligible for Offset. FASB ASC Topic 815 includes the requirement for enhanced qualitative disclosures about objectives and strategies for using derivative instruments and disclosures regarding credit related contingent features in derivative instruments; as well as quantitative disclosures in the semi-annual and annual financial statements about fair value, gains and losses, and volume of activity for derivative instruments. Information about these instruments is disclosed in the context of each instrument’s primary underlying risk exposure which is categorized as credit, commodity, equity price, interest rate and foreign currency exchange rate risk. The following disclosures include: (1) Objectives and strategies for each Fund’s derivative investments during the year. (2) A summary table (in thousands) of the fair valuations of each Fund’s derivative instruments categorized by risk exposure, which references the location on the Statements of Assets and Liabilities and the realized and unrealized gain or loss on the Statements of Operations for each derivative instrument as of December 31, 2016. Funds which held only one type of derivative during the year are not included in the tables as the location on the Statements of Assets and Liabilities and the realized and unrealized gain loss on the Statements of Operations can be referenced directly on each Fund’s respective statements. (3) A summary table (in thousands) of derivative instruments and certain investments of each Fund, which are subject to master netting agreements or a similar agreement and are eligible for offset in the Statements of Assets and Liabilities as of December 31, 2016. For Funds which held only one type of derivative during the year, amounts eligible for offset are presented gross in the Statements of Assets and Liabilities. Net exposure can be referenced in the assets and liabilities on the Statements of Assets and Liabilities and, if collateral exists, the net exposure is offset by collateral identified in the segregated or pledged collateral table. (4) A table reflecting each Fund’s average monthly derivative volume (in thousands) for the year ended December 31, 2016.

JNL/AQR Risk Parity Fund Derivative Strategies - The Fund entered into futures contracts to obtain exposure to or hedge changes in securities prices and interest rates, to manage cash flows, to replicate treasury bond positions, as an efficient means of obtaining exposure to certain markets as part of its investment strategy and as a substitute for investment in physical securities and commodities. The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy, to create foreign currency exposure in U.S. dollar cash balances, to reduce foreign currency exposure on investment securities denominated in foreign currencies and as a means of risk management and/or hedging. The Fund entered into total return swap agreements to obtain exposure to or hedge changes in securities prices and interest rates, as a substitute for investment in physical securities and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy.

JNL/AQR Risk Parity Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2016
Derivative instruments assets:
Variation margin on derivative instruments[9]	163	—	10	—	61	234
Forward foreign currency contracts	—	—	—	164	—	164
OTC swap agreements	—	—	44	—	—	44
Total derivative instruments assets	163	—	54	164	61	442
Derivative instruments liabilities:
Variation margin on derivative instruments[9]	77	—	45	—	30	152
Forward foreign currency contracts	—	—	—	47	—	47
Total derivative instruments liabilities	77	—	45	47	30	199
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016
Net realized gain (loss) on:
Futures Contracts	379	—	1,074	—	405	1,858
Total exchange traded or centrally cleared derivative instruments	379	—	1,074	—	405	1,858
Forward foreign currency contracts	—	—	—	174	—	174
Swap agreements	(30)	—	(11)	—	—	(41)
Total OTC derivative instruments	(30)	—	(11)	174	—	133
Net change in unrealized appreciation (depreciation) on:
Futures Contracts	336	—	(98)	—	187	425
Total exchange traded or centrally cleared derivative instruments	336	—	(98)	—	187	425
Forward foreign currency contracts	—	—	—	388	—	388
Swap agreements	32	—	63	—	—	95
Total OTC derivative instruments	32	—	63	388	—	483

JNL/AQR Risk Parity Fund - Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of Assets and Liabilities[3]($)	Financial Instruments[4]($)	Collateral[5]($)	Net Amount[6]($)

					Total Collateral[7]
					Cash($)	Security($)
Derivative Assets by Counterparty*
BOA	38	—	—	38	—	—
CIT	164	(47)	—	117	—	—
GSC	6	—	—	6	—	—
Derivatives eligible for offset	208	(47)	—	161
Derivatives not eligible for offset	234				—	—
	442

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2016

Derivative Liabilities by Counterparty*
CIT	47	(47)	—	—	100	—
Derivatives eligible for offset	47	(47)	—	—
Derivatives not eligible for offset	152				1,542	—
	199

JNL/AQR Risk Parity Fund - Average Derivative Volume1

	Cost of Options Purchased and Written($)	Notional Value at Purchase of Futures Contracts($)	Cost of Forward Foreign Currency Contracts($)	Notional Amount of Interest Rate Swap Agreements($)	Notional Amount of Credit Default Swap Agreements($)	Notional Amount of Total Return Swap Agreements($)
Average monthly volume	—	53,931	19,513	—	—	1,992

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2016

JNL/BlackRock Global Long Short Credit Fund Derivative Strategies - The Fund entered into option contracts to obtain exposure to or hedge changes in securities prices, interest rates and foreign currencies, as a means of risk management and/or hedging, as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy and take a position on expectations of volatility of a reference entity. The Fund entered into futures contracts to obtain exposure to or hedge changes in security prices and interest rates, as an efficient means of obtaining exposure to certain markets as part of its investment strategy and as a means of risk management and/or hedging. The Fund entered into forward foreign currency contracts to reduce foreign currency exposure on investment securities denominated in foreign currencies and as a means of risk management and/or hedging. The Fund entered into interest rate swap agreements to manage duration, to hedge against the risk that the value of fixed rate bond investments will decrease/increase as interest rates rise/fall and to obtain interest rate and yield curve exposure. The Fund entered into credit default swap agreements to hedge a portfolio of credit default swap agreements or bonds, obtain credit exposure, as a substitute for investment in physical securities, to speculate on changes in credit quality and used in combination with cash bonds exposure (1) to take advantage of spread variances between cash bonds and the credit default swap agreement or (2) to hedge the underlying exposure to the cash bonds. The Fund entered into total return swap agreements to obtain exposure to or hedge changes in securities prices and as a substitute for investment in physical securities. The Fund entered into contracts for differences to obtain short exposure and as a substitute for investment in physical securities.

JNL/BlackRock Global Long Short Credit Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2016
Derivative instruments assets:
Variation margin on derivative instruments[9]	—	4	17	—	55	76
Purchased options, at value	—	5	605	—	126	736
Forward foreign currency contracts	—	—	—	1,177	—	1,177
OTC swap agreements	—	686	101	—	—	787
OTC swap premiums paid	—	2,558	—	—	—	2,558
Total derivative instruments assets	—	3,253	723	1,177	181	5,334
Derivative instruments liabilities:
Variation margin on derivative instruments[9]	—	41	2	—	19	62
Written options, at value	—	271	10	—	2	283
Forward foreign currency contracts	—	—	—	525	—	525
OTC swap agreements	—	2,329	104	—	15	2,448
OTC swap premiums received	—	2,685	—	—	—	2,685
Total derivative instruments liabilities	—	5,326	116	525	36	6,003
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016
Net realized gain (loss) on:
Futures Contracts	—	—	(456)	—	(846)	(1,302)
Purchased option contracts	(15)	(576)	(1,845)	—	(292)	(2,728)
Written option contracts	5	112	124	—	6	247
Swap agreements	—	(449)	—	—	(317)	(766)
Total exchange traded or centrally cleared derivative instruments	(10)	(913)	(2,177)	—	(1,449)	(4,549)
Purchased option contracts	—	(261)	(82)	(382)	(50)	(775)
Written option contracts	—	200	—	5	—	205
Forward foreign currency contracts	—	—	—	2,211	—	2,211
Swap agreements	—	(4,130)	(1,284)	—	(483)	(5,897)
Total OTC derivative instruments	—	(4,191)	(1,366)	1,834	(533)	(4,256)
Net change in unrealized appreciation (depreciation) on:
Futures Contracts	—	—	67	—	(578)	(511)
Purchased option contracts	—	(12)	20	—	(9)	(1)
Written option contracts	—	2	20	—	(4)	18
Swap agreements	—	(310)	—	—	64	(246)
Total exchange traded or centrally cleared derivative instruments	—	(320)	107	—	(527)	(740)
Purchased option contracts	—	—	—	—	19	19
Written option contracts	—	(188)	—	—	—	(188)
Forward foreign currency contracts	—	—	—	3,032	—	3,032
Swap agreements	—	1,640	(282)	—	(15)	1,343
Total OTC derivative instruments	—	1,452	(282)	3,032	4	4,206

JNL/BlackRock Global Long Short Credit Fund - Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of Assets and Liabilities[3]($)	Financial Instruments[4]($)	Collateral[5]($)	Net Amount[6]($)

					Total Collateral [7]
					Cash($)	Security($)
Derivative Assets by Counterparty*
BCL	137	(137)	—	—	—	—
BNP	50	(50)	—	—	—	—
BOA	102	(102)	—	—	—	—
CGM	175	(175)	—	—	—	—
CIT	299	(299)	—	—	—	—
CSI	59	(51)	—	8	—	—

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2016

DUB	878	(498)	(380)	—	—	554
GSC	114	(114)	—	—	—	—
JPM	237	(237)	—	—	—	—
MSC	15	(5)	—	10	—	—
Derivatives eligible for offset	2,066	(1,668)	(380)	18
Derivatives not eligible for offset	3,268				—	—
	5,334

Derivative Liabilities by Counterparty*
BCL	169	(137)	—	32	—	—
BNP	73	(50)	—	23	—	—
BOA	169	(102)	(67)	—	150	—
CGM	532	(175)	—	357	—	—
CIT	660	(299)	—	361	—	—
CSI	51	(51)	—	—	500	—
DUB	498	(498)	—	—	—	—
GSC	418	(114)	(304)	—	600	—
JPM	667	(237)	(430)	—	580	—
MSC	5	(5)	—	—	—	—
Derivatives eligible for offset	3,242	(1,668)	(801)	773
Derivatives not eligible for offset	2,761				1,776	—
	6,003

JNL/BlackRock Global Long Short Credit Fund - Average Derivative Volume1

	Cost of Options Purchased and Written($)	Notional Value at Purchase of Futures Contracts($)	Cost of Forward Foreign Currency Contracts($)	Notional Amount of Interest Rate Swap Agreements($)	Notional Amount of Credit Default Swap Agreements($)	Notional Amount of Total Return Swap Agreements($)	Notional Amount of Contracts for Difference Agreements($)
Average monthly volume	874	47,805	244,026	22,846	196,550	8,435	3,315

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2016

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund Derivative Strategies - The Fund entered into option contracts to obtain exposure to or hedge changes in foreign currencies, as a directional investment, as a substitute for investment in physical securities, as an efficient means of adjusting overall exposure to certain markets as part of its investments strategy and to take a position on expectations of volatility of a reference entity. The Fund entered into futures contracts to obtain exposure to or hedge changes in security prices, interest and foreign currency rates, to replicate treasury bond positions, as an efficient means of obtaining exposure to certain markets as part of its investment strategy, as a substitute for investment in physical securities and as a means of risk management and/or hedging. The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy, to reduce foreign currency exposure on investment securities denominated in foreign currencies and as a means of risk management and/or hedging. The Fund entered into interest rate swap agreements to manage duration, to execute yield curve, swap spread and sovereign relative value trades, to express views on a country’s interest rates, to obtain interest rate and yield curve exposure and as a substitute for investment in physical securities. The Fund entered into cross-currency swap agreements to obtain directional exposure to currencies and as a means of risk management and/or hedging. The Fund entered into credit default swap agreements to provide a measure of protection against defaults of issuers, to obtain credit exposure and as a substitute for investment in physical securities.

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2016
Derivative instruments assets:
Variation margin on derivative instruments[9]	—	1	—	—	315	316
Purchased options, at value	—	—	1,769	8,348	—	10,117
Forward foreign currency contracts	—	—	—	13,821	—	13,821
OTC swap agreements	—	1,982	—	—	3,415	5,397
OTC swap premiums paid	—	8,516	—	—	—	8,516
Total derivative instruments assets	—	10,499	1,769	22,169	3,730	38,167
Derivative instruments liabilities:
Variation margin on derivative instruments[9]	—	3	3	—	375	381
Written options, at value	—	—	—	2,099	—	2,099
Forward foreign currency contracts	—	—	—	10,043	—	10,043
OTC swap agreements	—	4,270	—	—	388	4,658
OTC swap premiums received	—	7,555	—	—	—	7,555
Total derivative instruments liabilities	—	11,828	3	12,142	763	24,736
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016
Net realized gain (loss) on:
Futures Contracts	—	—	(2,464)	—	(2,533)	(4,997)
Swap agreements	—	(1,129)	—	—	767	(362)
Total exchange traded or centrally cleared derivative instruments	—	(1,129)	(2,464)	—	(1,766)	(5,359)
Purchased option contracts	—	—	(244)	(4,467)	203	(4,508)
Written option contracts	—	—	—	2,493	150	2,643
Forward foreign currency contracts	—	—	—	(12,425)	—	(12,425)
Swap agreements	—	(153)	—	(212)	(2,691)	(3,056)
Total OTC derivative instruments	—	(153)	(244)	(14,611)	(2,338)	(17,346)
Net change in unrealized appreciation (depreciation) on:
Futures Contracts	—	—	20	—	(238)	(218)
Swap agreements	—	(1,247)	—	—	(3,499)	(4,746)
Total exchange traded or centrally cleared derivative instruments	—	(1,247)	20	—	(3,737)	(4,964)
Purchased option contracts	—	—	633	4,367	(78)	4,922
Written option contracts	—	—	—	(1,312)	(81)	(1,393)
Forward foreign currency contracts	—	—	—	2,074	—	2,074
Swap agreements	—	(1,464)	—	793	6,118	5,447
Total OTC derivative instruments	—	(1,464)	633	5,922	5,959	11,050

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of Assets and Liabilities[3]($)	Financial Instruments[4]($)	Collateral[5]($)	Net Amount[6]($)

					Total Collateral[7]
					Cash($)	Security($)
Derivative Assets by Counterparty*
BNP	4,171	(4,171)	—	—	—	—
BOA	698	(359)	—	339	—	—
CGM	1,274	(878)	—	396	—	—
CIT	262	—	—	262	—	—
DUB	389	(389)	—	—	—	—
GSC	8,807	(4,697)	(4,110)	—	—	8,681
JPM	4,655	(1,667)	(2,988)	—	3,553	—
MSC	1,667	(1,181)	—	486	—	—
SCB	7,412	(2,403)	(5,009)	—	4,368	1,361
Derivatives eligible for offset	29,335	(15,745)	(12,107)	1,483
Derivatives not eligible for offset	8,832				—	—

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2016

	38,167

Derivative Liabilities by Counterparty*
BNP	4,734	(4,171)	(563)	—	—	776
BOA	359	(359)	—	—	—	1,704
CGM	878	(878)	—	—	—	—
DUB	881	(389)	(492)	—	—	649
GSC	4,697	(4,697)	—	—	—	—
JPM	1,667	(1,667)	—	—	—	—
MSC	1,181	(1,181)	—	—	—	—
SCB	2,403	(2,403)	—	—	—	—
Derivatives eligible for offset	16,800	(15,745)	(1,055)	—
Derivatives not eligible for offset	7,936				6,029	1,654
	24,736

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Average Derivative Volume1

	Cost of Options Purchased and Written($)	Notional Value at Purchase of Futures Contracts($)	Cost of Forward Foreign Currency Contracts($)	Notional Amount of Interest Rate Swap Agreements($)	Notional Amount of Cross Currency Swap Agreements($)	Notional Amount of Credit Default Swap Agreements($)	Notional Amount of Total Return Swap Agreements($)
Average monthly volume	4,720	101,274	1,039,853	660,393	5,564	232,905	—

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2016

JNL/PIMCO Credit Income Fund Derivative Strategies - The Fund entered into option contracts to obtain exposure to or hedge changes in interest rates, inflation and foreign currencies, to generate income, to take a position on expectations of volatility of a reference entity and as a substitute for investment in physical securities. The Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates and as an efficient means of obtaining exposure to certain markets as part of its investment strategy. The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy and to reduce foreign currency exposure on investment securities denominated in foreign currencies. The Fund entered into interest rate swap agreements to manage duration, to obtain interest rate and yield curve exposure and as a substitute for investment in physical securities. The Fund entered into credit default swap agreements to obtain credit exposure.

JNL/PIMCO Credit Income Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2016
Derivative instruments assets:
Variation margin on derivative instruments[9]	—	6	—	—	33	39
Purchased options, at value	—	—	—	—	253	253
Forward foreign currency contracts	—	—	—	983	—	983
OTC swap agreements	—	538	—	—	9	547
OTC swap premiums paid	—	110	—	—	—	110
Total derivative instruments assets	—	654	—	983	295	1,932
Derivative instruments liabilities:
Variation margin on derivative instruments[9]	—	1	—	—	130	131
Written options, at value	—	4	—	—	250	254
Forward foreign currency contracts	—	—	—	798	—	798
OTC swap agreements	—	49	—	—	92	141
OTC swap premiums received	—	1,240	—	—	—	1,240
Total derivative instruments liabilities	—	1,294	—	798	472	2,564
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016
Net realized gain (loss) on:
Futures Contracts	—	—	—	—	(102)	(102)
Written option contracts	—	—	—	—	26	26
Swap agreements	—	2,177	—	—	28	2,205
Total exchange traded or centrally cleared derivative instruments	—	2,177	—	—	(48)	2,129
Purchased option contracts	—	—	—	(44)	(51)	(95)
Written option contracts	—	119	—	146	54	319
Forward foreign currency contracts	—	—	—	709	—	709
Swap agreements	—	327	—	—	91	418
Total OTC derivative instruments	—	446	—	811	94	1,351
Net change in unrealized appreciation (depreciation) on:
Futures Contracts	—	—	—	—	60	60
Written option contracts	—	—	—	—	5	5
Swap agreements	—	277	—	—	(435)	(158)
Total exchange traded or centrally cleared derivative instruments	—	277	—	—	(370)	(93)
Purchased option contracts	—	—	—	—	24	24
Written option contracts	—	17	—	2	(20)	(1)
Forward foreign currency contracts	—	—	—	172	—	172
Swap agreements	—	872	—	—	57	929
Total OTC derivative instruments	—	889	—	174	61	1,124

JNL/PIMCO Credit Income Fund - Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of Assets and Liabilities[3]($)	Financial Instruments[4]($)	Collateral[5]($)	Net Amount[6]($)

					Total Collateral[7]
					Cash($)	Security($)
Derivative Assets by Counterparty*
BCL	84	(14)	—	70	—	—
BNP	219	(96)	—	123	—	—
BOA	267	(267)	—	—	—	—
CGM	55	—	—	55	—	—
CIT	2	(2)	—	—	—	—
CSI	39	—	—	39	—	—
DUB	229	(210)	—	19	—	—
GSC	205	(170)	—	35	—	—
JPM	131	(16)	(115)	—	260	—
MSC	278	(66)	—	212	—	—
SCB	232	(232)	—	—	—	—
UBS	42	(42)	—	—	—	—
Derivatives eligible for offset	1,783	(1,115)	(115)	553
Derivatives not eligible for offset	149				—	—
	1,932

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2016

Derivative Liabilities by Counterparty*
ANZ	3	—	—	3	—	—
BCL	14	(14)	—	—	—	21
BNP	96	(96)	—	—	—	—
BOA	330	(267)	—	63	—	—
CIT	3	(2)	—	1	—	—
DUB	210	(210)	—	—	—	—
GSC	170	(170)	—	—	—	—
GSI	—	—	—	—	—	255
JPM	16	(16)	—	—	—	—
MSC	66	(66)	—	—	—	284
SCB	238	(232)	—	6	—	—
UBS	46	(42)	—	4	—	—
Derivatives eligible for offset	1,192	(1,115)	—	77
Derivatives not eligible for offset	1,372				1,141	4,948
	2,564

	Gross Amount Presented in the Statement of Assets and Liabilities[8]($)	Financial Instruments[4]($)	Collateral[5]($)	Net Amount[8]($)

					Total Collateral [7]
					Cash($)	Security($)
Master Forward Agreement Transaction Assets by Counterparty*
CSI	5,114	(5,114)	-	-	-	-
MLP	16,210	(16,111)	-	99	-	-
	21,324	(21,225)	-	99

Master Forward Agreement Transaction Liabilities by Counterparty*
CSI	5,146	(5,114)	-	32	-	-
MLP	16,111	(16,111)	-	-	-	298
	21,257	(21,225)	-	32

JNL/PIMCO Credit Income Fund - Average Derivative Volume1

	Cost of Options Purchased and Written($)	Notional Value at Purchase of Futures Contracts($)	Cost of Forward Foreign Currency Contracts($)	Notional Amount of Interest Rate Swap Agreements($)	Notional Amount of Credit Default Swap Agreements($)	Notional Amount of Total Return Swap Agreements($)
Average monthly volume	615	36,431	52,242	16,157	149,512	—

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2016

JNL/PPM America Long Short Credit Fund Derivative Strategies - The Fund entered into futures contracts to obtain exposure to or hedge changes in interest and foreign currency rates. The Fund entered into foreign currency contracts to settle security purchases and sales denominated in foreign currencies. Due to the number of days between the foreign currency contract’s trade and settlement dates, the Adviser has deemed the foreign currency contracts as forward foreign currency contracts for accounting and financial reporting purposes. The Fund entered into credit default swap agreements to provide a measure of protection against defaults of issuers, to obtain credit exposure and as a substitute for investment in physical securities.

JNL/PPM America Long Short Credit Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2016
Derivative instruments assets:
Variation margin on derivative instruments[9]	—	—	—	—	5	5
OTC swap agreements	—	134	—	—	—	134
OTC swap premiums paid	—	427	—	—	—	427
Total derivative instruments assets	—	561	—	—	5	566
Derivative instruments liabilities:
Variation margin on derivative instruments[9]	—	1	—	6	102	109
OTC swap agreements	—	94	—	—	—	94
OTC swap premiums received	—	273	—	—	—	273
Total derivative instruments liabilities	—	368	—	6	102	476
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016
Net realized gain (loss) on:
Futures Contracts	—	—	—	32	(6,268)	(6,236)
Swap agreements	—	(87)	—	—	—	(87)
Total exchange traded or centrally cleared derivative instruments	—	(87)	—	32	(6,268)	(6,323)
Forward foreign currency contracts	—	—	—	(7)	—	(7)
Swap agreements	—	(535)	—	—	—	(535)
Total OTC derivative instruments	—	(535)	—	(7)	—	(542)
Net change in unrealized appreciation (depreciation) on:
Futures Contracts	—	—	—	(87)	(128)	(215)
Swap agreements	—	(14)	—	—	—	(14)
Total exchange traded or centrally cleared derivative instruments	—	(14)	—	(87)	(128)	(229)
Swap agreements	—	(601)	—	—	—	(601)
Total OTC derivative instruments	—	(601)	—	—	—	(601)

JNL/PPM America Long Short Credit Fund - Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of Assets and Liabilities[3]($)	Financial Instruments[4]($)	Collateral[5]($)	Net Amount[6]($)

					Total Collateral[7]
					Cash($)	Security($)
Derivative Assets by Counterparty*
CGM	109	(64)	—	45	—	—
CIT	—	—	—	—	—	615
JPM	25	(25)	—	—	—	—
Derivatives eligible for offset	134	(89)	—	45
Derivatives not eligible for offset	432				—	—
	566

Derivative Liabilities by Counterparty*
CGM	64	(64)	—	—	—	—
JPM	30	(25)	(5)	—	260	—
Derivatives eligible for offset	94	(89)	(5)	—
Derivatives not eligible for offset	382				590	—
	476

JNL/PPM America Long Short Credit Fund - Average Derivative Volume1

	Cost of Options Purchased and Written($)	Notional Value at Purchase of Futures Contracts($)	Cost of Forward Foreign Currency Contracts($)	Notional Amount of Interest Rate Swap Agreements($)	Notional Amount of Credit Default Swap Agreements($)	Notional Amount of Total Return Swap Agreements($)
Average monthly volume	—	97,734	—	—	46,385	—

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2016

JNL/T. Rowe Price Capital Appreciation Fund Derivative Strategies - The Fund entered into option contracts to obtain exposure to or hedge changes in securities prices, to generate income and as a part of its overall investment strategy. The Fund entered into forward foreign currency contracts to reduce foreign currency exposure on investment securities denominated in foreign currencies.

JNL/T. Rowe Price Capital Appreciation Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2016
Derivative instruments assets:
Purchased options, at value	—	—	396	—	—	396
Total derivative instruments assets	—	—	396	—	—	396
Derivative instruments liabilities:
Written options, at value	—	—	4,500	—	—	4,500
Total derivative instruments liabilities	—	—	4,500	—	—	4,500
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016
Net realized gain (loss) on:
Written option contracts	—	—	5	—	—	5
Total exchange traded or centrally cleared derivative instruments	—	—	5	—	—	5
Purchased option contracts	—	—	(84)	—	—	(84)
Written option contracts	—	—	977	—	—	977
Forward foreign currency contracts	—	—	—	8	—	8
Total OTC derivative instruments	—	—	893	8	—	901
Net change in unrealized appreciation (depreciation) on:
Written option contracts	—	—	(18)	—	—	(18)
Total exchange traded or centrally cleared derivative instruments	—	—	(18)	—	—	(18)
Purchased option contracts	—	—	191	—	—	191
Written option contracts	—	—	(289)	—	—	(289)
Total OTC derivative instruments	—	—	(98)	—	—	(98)

JNL/T. Rowe Price Capital Appreciation Fund- Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of Assets and Liabilities[3]($)	Financial Instruments[4]($)	Collateral[5]($)	Net Amount[6]($)

					Total Collateral[7]
					Cash($)	Security($)
Derivative Assets by Counterparty*
CGM	396	(396)	—	—	—	—
Derivatives eligible for offset	396	(396)	—	—

Derivative Liabilities by Counterparty*
CGM	2,794	(396)	—	2,398	—	—
CIT	1	—	—	1	—	—
DUB	1,553	—	—	1,553	—	—
MSC	131	—	—	131	—	—
RBC	21	—	—	21	—	—
Derivatives eligible for offset	4,500	(396)	—	4,104

JNL/T. Rowe Price Capital Appreciation Fund - Average Derivative Volume1

	Cost of Options Purchased and Written($)	Notional Value at Purchase of Futures Contracts($)	Cost of Forward Foreign Currency Contracts($)	Notional Amount of Interest Rate Swap Agreements($)	Notional Amount of Credit Default Swap Agreements($)	Notional Amount of Total Return Swap Agreements($)
Average monthly volume	3,005	—	68	—	—	—

The financial instruments eligible for offset table is presented for the following Fund, which held forward foreign currency contracts with significant exposure to several counterparties which were eligible for offset with each counterparty.

JNL/Neuberger Berman Currency Fund - Derivative and Financial Instruments Eligible for Offset

Gross Amount Presented in the Statements of	Financial Instruments[4]($)	Collateral[5]($)	Net Amount[6]($)

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2016

	Assets and Liabilities[3]($)

					Total Collateral [7]
					Cash($)	Security($)
Derivative Assets by Counterparty*
GSC	5,699	(5,699)	—	—	—	—
RBC	2,845	(2,845)	—	—	—	—
SGB	11,245	(6,805)	—	4,440	—	—
SSB	7,690	(5,629)	—	2,061	—	—
Derivatives eligible for offset	27,479	(20,978)	—	6,501

Derivative Liabilities by Counterparty*
GSC	6,371	(5,699)	—	672	—	—
RBC	7,462	(2,845)	—	4,617	—	—
SGB	6,805	(6,805)	—	—	—	—
SSB	5,629	(5,629)	—	—	—	—
Derivatives eligible for offset	26,267	(20,978)	—	5,289

1 The derivative instruments outstanding as of December 31, 2016, as disclosed in the Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year ended December 31, 2016, as disclosed in the Statements of Operations, also serve as indicators of the derivative volume for the Funds.

2 Purchased options market value is reflected in Purchased options, at value. Realized gain (loss) and change in unrealized appreciation (depreciation) on purchased options are reflected in realized gain (loss) on exchange traded and centrally cleared derivative instruments and change in unrealized appreciation (depreciation) on exchange traded and centrally cleared derivative instruments, respectively, in the Statements of Operations.

3 Amounts eligible for offset are presented gross in the Statements of Assets and Liabilities.

4 Financial instruments eligible for offset, but not offset in the Statements of Assets and Liabilities.

5 Cash and security collateral not offset in the Statements of Assets and Liabilities. For derivative assets and liabilities, amounts do not reflect over-collateralization.

6 For assets, net amount represents the amount payable by the counterparty to the Fund in the event of default. For liabilities, net amount represents the amount payable by the Fund to the counterparty in the event of default.

7 Cash and security collateral pledged or segregated for derivative investments. For assets, amount reflects collateral received from or segregated by the counterparty. For liabilities, amount reflects collateral pledged or segregated by the Fund. Collateral for derivatives not eligible for offset includes amounts pledged for margin purposes.

8 Investment liabilities and assets include delayed delivery securities and secured borrowings. Liabilities reflect amounts payable to the counterparty for the cost of the investment, assets reflect the market value of the investments. The net amount reflects net unrealized gain or loss offset by any collateral with the counterparty. The net unrealized gain or loss constitutes the amount which is subject to margin or collateral requirements as required under the Master Forward Agreement.

9 Derivative asset or liability is not eligible for offset, and a Derivative and Financial Instruments Eligible for Offset table is not presented for the asset or liability, as applicable.

* Counterparties are defined on page 86 in the Schedules of Investments.

The derivative strategy for Funds which held only one type of derivative during the year is as follows: JNL/FAMCO Flex Core Covered Call Fund entered into option contracts to obtain exposure to or hedge changes in securities prices, to generate income and as a part of its overall investment strategy. JNL/Epoch Global Shareholder Yield Fund, JNL/Lazard International Strategic Equity Fund, JNL/Van Eck International Gold Fund and JNL/WCM Focused International Equity Fund entered into foreign currency contracts to settle security purchases and sales denominated in foreign currencies. Due to the number of days between the foreign currency contract’s trade and settlement dates, the Adviser has deemed the foreign currency contracts as forward foreign currency contracts for accounting and financial reporting purposes. JNL/Neuberger Berman Currency Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy. JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund entered into futures contracts as a substitute for investment in physical securities and as an efficient means of obtaining exposure to certain markets as part of its investment strategy.

The derivative instruments outstanding as of December 31, 2016, as disclosed in the Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year ended December 31, 2016, as disclosed in the Statements of Operations, also serve as indicators of the derivative volume for the Funds. For Funds which held only one type of derivative during the period, the average monthly derivative volume (in thousands) is as follows:

	Notional Value at Purchase of Futures Contracts($)	Cost of Options Purchased and Written($)	Cost of Forward Foreign Currency Contracts($)
JNL/Epoch Global Shareholder Yield Fund	—	—	143
JNL/FAMCO Flex Core Covered Call Fund	—	3,750	—
JNL/Lazard International Strategic Equity Fund	—	—	748
JNL/Neuberger Berman Currency Fund	—	—	1,538,577
JNL/Neuberger Risk Balanced Commodity Strategy Fund	30,714	—	—
JNL/Van Eck International Gold Fund	—	—	231
JNL/WCM Focused International Equity Fund	—	—	3,535

Pledged or Segregated Collateral. The following table summarizes cash and securities collateral pledged (in thousands) for Funds at December 31, 2016 for which collateral exists but was not presented in a Derivative and Financial Instruments Eligible for Offset table:

		Futures Contracts	Securities Sold Short		Repurchase Agreements
Prime	Counterparties	Pledged or	Pledged or	Pledged	Pledged or Segregated

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2016

	Broker		Segregated Securities($)	Segregated Securities($)	Cash($)	Securities($)
JNL/BlackRock Global Long Short Credit Fund	N/A	RBC	—	—	—	211
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	N/A	GSC	2,197	—	—	—
JNL/Nicholas Convertible Arbitrage Fund	UBS	N/A	—	75,950	141,076	—
JNL/PPM America Long Short Credit Fund	SSB	N/A	—	2,620	—	—

NOTE 7. INVESTMENT RISKS

Market and Volatility Risk. In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (“market risk”). Additionally, prices of financial instruments may fluctuate over short periods or extended periods of time in response to company, market, economic or political news (“volatility risk”). Equity securities generally have more price volatility than fixed-income securities, and long term fixed-income securities normally have more price volatility than short term fixed-income securities. Certain Funds may invest in derivatives to hedge a Fund’s portfolio as well as for investment purposes which may increase volatility. Volatility may cause a Fund’s net asset value per share to experience significant appreciation or depreciation in value over short periods of time.

Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because a Fund may allocate relatively more assets to certain sectors than others, a Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by a Fund.

Concentration Risk. To the extent that the Funds focus on particular countries, regions, industries, sectors, issuers, types of investment or a limited number of securities from time to time, a Fund may be subject to greater risks of adverse economic, business or political developments in such areas of focus than a Fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Interest Rate Risk. When interest rates increase, fixed-income securities generally will decline in value. A wide variety of factors can cause interest rates to rise such as central bank monetary policies, inflation rates and general economic conditions. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations.

Prepayment Risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date and that a Fund may have to reinvest the proceeds in an investment that may have a lower interest rate. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.

Credit and Counterparty Risk. In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to failure of the other party to a transaction to perform (“credit risk”). Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. Financial assets, which potentially expose the Funds to credit risk, consist principally of investments and cash due from counterparties (“counterparty risk”). The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets is incorporated within their carrying value as recorded in the Funds’ Statements of Assets and Liabilities. For certain derivative contracts, the potential loss could exceed the value of the financial assets recorded in the financial statements.

Foreign Securities Risk. Investing in securities of foreign companies or issued by foreign governments generally involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include the potential for revaluation of currencies, different accounting policies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices may be more volatile than those of securities of comparable U.S. companies and the U.S. government.

Currency Risk. Investing directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, involves the risk that those currencies will decline in value relative to the base currency of a Fund, or, in the case of hedging positions, that a Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time or currencies may become illiquid for a number of reasons, including changes in interest rates, general economics of a country, actions (or inaction) of the U.S. government or banks, foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the U.S. or abroad.

Leverage Risk. Certain Funds may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund may purchase for investment. Taking short positions may involve leverage of a Fund’s assets. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

Emerging Market Securities Risk. Investing in securities of emerging market countries generally involves greater risk than investing in foreign securities in developed markets. Emerging market countries typically have economic and political systems that are less fully developed and are likely to be less stable than those in more advanced countries. These risks include the potential for government intervention, adverse changes in earnings and business prospects, liquidity, credit and currency risks, and price volatility.

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2016

Sanctioned Securities Risk. Certain Funds may invest in securities issued by companies located in Russia. The U.S. Government and other governments have placed sanctions on Russia. When sanctions are placed on a country, the Fund may experience limitations on its investments including the inability to dispose of securities in that country, the inability to settle securities transactions in that country and the inability to repatriate currency from that country. Investments in sanctioned countries may be volatile, and the Fund and its pricing agent may have difficulty valuing such sanctioned country securities. Investments in sanctioned countries are subject to a number of risks, including, but not limited to, liquidity risk, foreign securities risk and currency risk.

Convertible Securities Risk. A convertible security tends to perform more like a stock when the underlying stock price is high and more like a debt security when the underlying stock price is low. A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

Master Limited Partnership Risk. Investment in MLPs involves some risks that differ from an investment in the common stock of a corporation. Holders of MLPs have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region.

Senior and Junior Loan Risk. When a Fund invests in a loan or participation, the Fund is subject to the risk that an intermediate participant between the Fund and the borrower will fail to meet its obligations to the Fund, in addition to the risk that the borrower under the loan may default on its obligations. Senior and Junior loans typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk and speculative characteristics. The Fund is also subject to the risk that the agent bank administering the loan may fail to meet its obligations.

Cybersecurity Risk. Cyber-attacks could disrupt daily operations related to trading and portfolio management. In addition, technology disruptions and cyber-attacks may impact the operations or securities prices of an issuer or a group of issuers, and thus may have an adverse impact on the value of a Fund’s investments. Cyber-attacks on a Fund’s sub-advisers and service providers could cause business failures or delays in daily processing and a Fund may not be able to issue a NAV per share. As a result, cyber-attacks could impact the performance of a Fund.

NOTE 8. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

Advisory and Administrative Fees. The Trust has an investment advisory and management agreement with JNAM, whereby JNAM provides investment management services. Each Fund pays JNAM an annual fee, accrued daily and paid monthly, based on a specified percentage of the average daily net assets of each Fund. A portion of this fee is paid by JNAM to the Sub-Advisers as compensation for their services.

JNAM also serves as the “Administrator” to the Funds. The Funds pay an administrative fee based on the average daily net assets of each Fund, accrued daily and paid monthly. In return for the administrative fee, JNAM provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, JNAM, at its own expense, arranges for legal, audit, fund accounting, transfer agency, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs, and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, registration fees, licensing costs, directors and officers insurance, the fees and expenses of the disinterested Trustees and independent legal counsel to the disinterested Trustees, and a portion of the costs associated with the Chief Compliance Officer.

The following schedule indicates the advisory fee and administrative fee each Fund is currently obligated to pay JNAM. For the advisory fee ranges presented, refer to the Trust’s Prospectus for the specific percentage of average daily net assets and break points for each Fund.

	Advisory Fee (b-billions)		Administrative Fee (b-billions)
	$0 to $1b	Over $1b	$0 to $3b	Over $3b
JNL Tactical ETF Conservative Fund	0.75%	0.70%	0.15%	0.13%
JNL Tactical ETF Moderate Fund	0.75	0.70	0.15	0.13
JNL Tactical ETF Growth Fund	0.75	0.70	0.15	0.13
JNL/AQR Risk Parity Fund	0.85	0.80	0.15	0.13
JNL/BlackRock Global Long Short Credit Fund	0.95	0.90	0.15	0.13
JNL/DFA U.S. Micro Cap Fund	0.80	0.75	0.15	0.13
JNL/DoubleLine Total Return Fund	0.50	0.45	0.15	0.13
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	0.95	0.90	0.15	0.13
JNL/Epoch Global Shareholder Yield Fund	0.70	0.65	0.15	0.13
JNL/FAMCO Flex Core Covered Call Fund	0.60	0.55	0.15	0.13
JNL/Lazard International Strategic Equity Fund	0.80	0.75	0.15	0.13
JNL/Neuberger Berman Currency Fund	0.70	0.65	0.15	0.13
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	0.60	0.55	0.15	0.13
JNL/Nicholas Convertible Arbitrage Fund	0.85	0.80	0.15	0.13
JNL/PIMCO Credit Income Fund	0.40	0.35	0.15	0.13
JNL/PPM America Long Short Credit Fund	0.95	0.90	0.15	0.13
JNL/T. Rowe Price Capital Appreciation Fund	0.70	0.65	0.15	0.13
JNL/The Boston Company Equity Income Fund	0.55	0.50	0.15	0.13
JNL/The London Company Focused U.S. Equity Fund	0.70	0.65	0.15	0.13
JNL/Van Eck International Gold Fund	0.80	0.75	0.15	0.13
JNL/WCM Focused International Equity Fund	0.80	0.75	0.15	0.13

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2016

Fee Waiver. Pursuant to contractual and voluntary fee waiver agreements, JNAM agreed to waive a portion of its advisory fees for each of the following Funds. None of the waived advisory fees can be recaptured by JNAM. The amount of waived expenses for each Fund is recorded as an expense waiver in each Fund’s Statement of Operations.

Contractual Advisory Fee Waiver as a Percentage of Average Daily Net Assets
JNL Tactical ETF Conservative Fund	0.45%
JNL Tactical ETF Moderate Fund	0.45
JNL Tactical ETF Growth Fund	0.45
JNL/AQR Risk Parity Fund	0.10
JNL/DoubleLine Total Return Fund[1]	0.00
JNL/PPM America Long Short Credit Fund	0.25
JNL/T. Rowe Price Capital Appreciation Fund[2]	0.00
JNL/The London Company Focused U.S. Equity Fund[3]	0.00

1Prior to April 25, 2016, the Fund’s contractual fee waiver was 0.02%.

2Prior to April 25, 2016, the Fund’s contractual fee waiver was 0.03%.

3Prior to April 25, 2016, the Fund’s contractual fee waiver was 0.01%.

Voluntary Advisory Fee Waiver as a Percentage of Average Daily Net Assets
JNL/BlackRock Global Long Short Credit Fund[1]	0.05%
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	0.05% on net assets between $250 million - $1 billion
JNL/Nicholas Convertible Arbitrage Fund[1]	0.025% on net assets between $0 - $500 million

1 Effective September 19, 2016.

Distribution Fees. The Trust has adopted a Distribution Plan (the “Plan”) pursuant to the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Funds will pay a distribution and/or service fee (“Rule 12b-1 fee”) to Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Adviser, for the purpose of reimbursement of certain distribution, administrative, or related service expenses from the sale and distribution of each Fund’s shares. To the extent consistent with existing law and the Plan, JNLD may use the Rule 12b-1 fees to reimburse or compensate broker-dealers, administrators or others for providing distribution, administrative or other services. Under the Plan, each Fund accrues the Rule 12b-1 fee daily, at the maximum annual rate of 0.20% of the average daily net assets of the Fund, and pays the fee monthly to JNLD. JNLD also is the principal underwriter of the variable insurance products issued by Jackson and its subsidiaries. Amounts charged pursuant to the Plan are reflected as 12b-1 fees in each Fund’s Statement of Operations.

Deferred Compensation Plan. The Funds adopted a Deferred Compensation Plan whereby a disinterested Trustee may defer the receipt of all or a portion of their compensation. These deferred amounts, which remain as liabilities of the Funds, are treated as if invested and reinvested in shares of one or more funds at the discretion of the applicable Trustee. These amounts represent general, unsecured liabilities of the Funds and vary according to the total returns of the selected funds. Liabilities related to deferred balances are included in payable for trustee fees in the Statements of Assets and Liabilities. Increases or decreases related to the changes in value of deferred balances are included in trustee fees set forth in the Statements of Operations.

Directed Brokerage Commissions. A Sub-Adviser may allocate a portion of a Fund’s equity security transactions (subject to obtaining best execution of each transaction) through certain designated broker/dealers which will rebate a portion of the brokerage commissions to that Fund. Any amount credited to the Fund is reflected as brokerage commissions recaptured in the Statements of Operations.

Investments in Affiliates. During the year ended December 31, 2016, certain Funds invested in a money market fund which is managed by the Adviser. The JNL Money Market Fund is offered as a cash management tool to the Funds and their affiliates and is not available for direct purchase by members of the public. JNAM serves as the Adviser and Administrator for the JNL Money Market Fund. The Fund sub-advised by T. Rowe Price Associates, Inc. invested in T. Rowe Price Government Reserve Fund as a cash management tool and T. Rowe Price Institutional Floating Rate Fund, which are affiliates of the Fund's Sub-Adviser. Certain Funds participating in securities lending receive cash collateral, which is invested by the Custodian in the Securities Lending Cash Collateral Fund LLC, which is an affiliate of the Funds' Adviser. JNAM serves as the Administrator for the Securities Lending Cash Collateral Fund LLC. JNL/BlackRock Global Long Short Credit Fund invested in the iShares 20+ Year Treasury Bond ETF, which is an affiliate of the Fund's Sub-Adviser. The total value and cost of such affiliated investments is disclosed separately in the Statements of Assets and Liabilities, and the associated income and realized gain (loss) are disclosed separately in the Statements of Operations.

The following table details cash management investments in affiliates held at December 31, 2016. There was no realized gain or loss relating to transactions in these investment during the period ended December 31, 2016.

	Beginning Amortized Cost($)	Ending Amortized Cost($)	Dividend Income($)
JNL Money Market Fund
JNL Tactical ETF Conservative Fund	2,209	1,465	11
JNL Tactical ETF Moderate Fund	4,165	2,498	18
JNL Tactical ETF Growth Fund	1,969	2,211	9
JNL/AQR Risk Parity Fund	3,500	6,098	12
JNL/BlackRock Global Long Short Credit Fund	101,147	34,900	142
JNL/DFA U.S. Micro Cap Fund	299	661	2

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2016

	Beginning Amortized Cost($)	Ending Amortized Cost($)	Dividend Income($)
JNL Money Market Fund
JNL/DoubleLine Total Return Fund	188,761	219,341	660
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	40,000	43,022	75
JNL/Epoch Global Shareholder Yield Fund	1,952	-	5
JNL/FAMCO Flex Core Covered Call Fund	1,788	2,005	5
JNL/Lazard International Strategic Equity Fund	6,554	515	12
JNL/Neuberger Berman Currency Fund	8,404	7,190	32
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	2,128	2,273	5
JNL/Nicholas Convertible Arbitrage Fund	26,086	19,345	41
JNL/PPM America Long Short Credit Fund	20,166	11,292	25
JNL/T. Rowe Price Capital Appreciation Fund	5,115	3,189	11
JNL/The Boston Company Equity Income Fund	2,283	778	2
JNL/The London Company Focused U.S. Equity Fund	5,147	3,062	13
JNL/Van Eck International Gold Fund	622	849	3
JNL/WCM Focused International Equity Fund	24,006	76,468	114
T. Rowe Price Government Reserve Fund
JNL/T. Rowe Price Capital Appreciation Fund	118,716	125,431	432

The following table details each Fund’s long term investments in affiliates held during the year ended December 31, 2016.

	Affiliated Investment	Value Beginning of Period($)	Purchases ($)	Sales Proceeds ($)	Dividend Income($)	Realized Gain (Loss)($)	Value End of Period($)
JNL/BlackRock Global Long Short Credit Fund	iShares 20+ Year Treasury Bond ETF	—	842	—	—	—	846
JNL/T. Rowe Price Capital Appreciation Fund	T. Rowe Price Institutional Floating Rate Fund	1,032	46	—	47	—	1,115

Security Transactions. Security transactions can occur in the Funds where both the buyer and seller of the security are Funds for which JNAM serves as the Adviser or the other party to the transaction is another fund advised by the Sub-Adviser. Such transactions occur to eliminate transaction costs normally associated with security trading activity. Such transactions are subject to compliance with Rule 17a-7 under the 1940 Act (“Rule 17a-7 transactions”) and are reviewed by the Board. Rule 17a-7 transactions are executed at current market price. The following Funds had Rule 17a-7 transactions (in thousands) that were deemed significant by the Adviser during the year ended December 31, 2016.

Fund	Purchase of Securities	Proceeds from Sales of Securities
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	$ 3,348	$ 21,357
JNL/PIMCO Credit Income Fund	52,860	1,215

NOTE 9. BORROWING ARRANGEMENTS

The Trust is party to a Syndicated Credit Agreement (“SCA”) with a group of lenders. The Funds, participate in the SCA with other funds managed by JNAM (“Participating Funds”) in a credit facility which is available solely to finance shareholder redemptions or for other temporary or emergency purposes. Effective June 3, 2016, the Participating Funds may borrow up to the lesser of $600,000,000, the amount available under the facility; the limits set for borrowing by the Participating Funds’ prospectuses and the 1940 Act; or an amount prescribed within the SCA. Prior to June 3, 2016, the amount available under the facility was $450,000,000. The Participating Funds paid an up-front fee of $45,000 on June 3, 2016 for the increase in the SCA. Effective June 3, 2016, JNL/PPM America Floating Rate Income Fund, a Participating Fund managed by JNAM, has priority to utilize $150,000,000 of the SCA under an InterFund Allocation Agreement. The Participating Funds pay an annual fee of 0.15% of the available commitments. These fees are allocated 25% to the JNL/PPM America Floating Rate Income Fund, in accordance with the InterFund Allocation Agreement, and 75% to the other Participating Funds based on each fund’s net assets as a percentage of the Participating Funds’ total net assets. Prior to June 3, 2016, the Participating Funds paid an annual fee of 0.10% of the available commitments, which was allocated to the Participating Funds based on each Participating Fund’s net assets as a percentage of the Participating Funds’ total net assets. During the year, the Participating Funds paid an annual administration fee to JPM Chase, which is allocated in the same manner as the commitment fee. The fees related to the SCA are included in other expenses in each Fund’s Statement of Operations. No amounts were borrowed under the facility during the year.

Pursuant to an Exemptive Order issued by the SEC, the Funds along with certain other funds advised by JNAM may participate in an InterFund Lending Program (“Program”). The Program provides an alternative credit facility allowing a Fund to borrow from, or lend money to, other participating affiliated funds. Any open loans at year end are included in Receivable for interfund lending or Payable for interfund lending, as appropriate, in the respective Fund’s Statement of Assets and Liabilities. No amounts were borrowed through the Program during the year.

NOTE 10. REVERSE SHARE SPLIT

As of close of business on May 6, 2016, JNL/AQR Risk Parity Fund implemented an 8 for 1 reverse share split and JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund and JNL/Van Eck International Gold Fund each implemented a 2 for 1 reverse share split. The reverse share splits effectively decreased the number of shares outstanding for shares of each Fund. As a result, shareholders’ accounts reflect fewer shares with a higher NAV per

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2016

share. While the number of shares decreased, neither the Fund’s holdings nor the total value of shareholders’ investments were affected. Per share data in the financial highlights prior to May 6, 2016, has been retroactively adjusted to give effect to the reverse share split.

NOTE 11. INCOME TAX MATTERS

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund has the intent to continue to comply with tax provisions pertaining to RICs and make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. The Funds may also fully or partially satisfy their distribution requirements by using consent dividends rather than cash dividends. Consent dividends are authorized by Jackson, and the distributions are treated as if they were paid in cash. Under current tax law, interest, dividends and capital gains paid by the Funds are not currently taxable to shareholders when left to accumulate within a variable annuity contract or variable life insurance policies.

Reporting as a Consolidated Fund is not recognized for federal income tax purposes. The Subsidiaries are classified as controlled foreign corporations (“CFCs”) under the Internal Revenue Code of 1986 and each CFC's taxable income is calculated separately from the relevant Consolidated Fund’s taxable income. Net losses of the Subsidiaries may not be deductible by the Funds either in the current period or future periods.

The following information is presented on an income tax basis (in thousands). Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions. Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. Permanent differences may include but are not limited to the following: expired capital loss carryforwards, foreign currency reclassifications, paydown reclassifications, reclassifications on the sale of passive foreign investment company ("PFIC") or Real Estate Investment Trusts (‘REIT”) securities, net operating losses, accounting treatment of notional principal contracts and partnerships, equalization, consents and other distribution adjustments. These reclassifications have no impact on net assets.

	Net Increase(Decrease)
	Undistributed Net Investment Income (Loss)($)	Accumulated Net Realized Gain (Loss)($)	Paid-in Capital($)
JNL/AQR Risk Parity Fund	370	(370)	—
JNL/BlackRock Global Long Short Credit Fund	(6,111)	6,111	—
JNL/DFA U.S. Micro Cap Fund	(2)	2	—
JNL/DoubleLine Total Return Fund	(5,729)	5,729	—
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	(17,464)	17,464	—
JNL/Epoch Global Shareholder Yield Fund	(82)	82	—
JNL/FAMCO Flex Core Covered Call Fund	(40)	40	—
JNL/Lazard International Strategic Equity Fund	(93)	93	—
JNL/Neuberger Berman Currency Fund	926	2,373	(3,299)
JNL/Nicholas Convertible Arbitrage Fund	15,482	(15,482)	—
JNL/PIMCO Credit Income Fund	1,561	(1,561)	—
JNL/PPM America Long Short Credit Fund	(1,234)	1,234	—
JNL/T. Rowe Price Capital Appreciation Fund	1,435	(1,435)	—
JNL/The Boston Company Equity Income Fund	(13)	13	—
JNL/Van Eck International Gold Fund	1,151	(1,151)	—
JNL/WCM Focused International Equity Fund	(118)	118	—

At December 31, 2016, the following Funds had capital loss carryforwards (in thousands) available for U.S. federal income tax purposes to offset future net realized capital gains. Details of the capital loss carryforwards are listed in the table below.

	Expiring Capital Loss Carryforwards		Capital Loss Carryforwards with No Expiration
	Year(s) of Expiration	Amount ($)	Short Term ($)	Long Term ($)	Total ($)
JNL Tactical ETF Conservative Fund	—	—	32	214	246
JNL Tactical ETF Moderate Fund	—	—	230	1,071	1,301
JNL Tactical ETF Growth Fund	—	—	495	1,664	2,159
JNL/BlackRock Global Long Short Credit Fund	—	—	8,157	15,523	23,680
JNL/DoubleLine Total Return Fund	—	—	9,337	—	9,337
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	—	—	234	8,157	8,391
JNL/Epoch Global Shareholder Yield Fund	—	—	5,176	1,844	7,020
JNL/Lazard International Strategic Equity Fund	—	—	3,848	602	4,450
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	—	—	38	61	99
JNL/Nicholas Convertible Arbitrage Fund	—	—	11,367	17,106	28,473
JNL/PPM America Long Short Credit Fund	—	—	2,107	31,521	33,628
JNL/The London Company Focused U.S. Equity Fund	—	—	2,256	561	2,817
JNL/Van Eck International Gold Fund	—	—	15,163	50,107	65,270

As of December 31, 2016, the cost of investments and the components of net unrealized appreciation (depreciation) (in thousands) were as follows:

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2016

	Tax Cost of Investments($)	Gross Unrealized Appreciation($)	Gross Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)
JNL Tactical ETF Conservative Fund	131,722	2,994	(1,728)	1,266
JNL Tactical ETF Moderate Fund	271,890	9,218	(4,428)	4,790
JNL Tactical ETF Growth Fund	193,795	8,019	(3,152)	4,867
JNL/AQR Risk Parity Fund	34,359	31	(348)	(317)
JNL/BlackRock Global Long Short Credit Fund	445,454	5,842	(15,059)	(9,217)
JNL/DFA U.S. Micro Cap Fund	92,512	32,899	(8,375)	24,524
JNL/DoubleLine Total Return Fund	2,567,065	24,878	(39,182)	(14,304)
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	415,870	17,537	(19,088)	(1,551)
JNL/Epoch Global Shareholder Yield Fund	81,521	5,111	(4,634)	477
JNL/FAMCO Flex Core Covered Call Fund	116,952	15,638	(948)	14,690
JNL/Lazard International Strategic Equity Fund	72,376	4,496	(5,932)	(1,436)
JNL/Neuberger Berman Currency Fund	208,842	2	(26)	(24)
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	20,552	15	(4)	11
JNL/Nicholas Convertible Arbitrage Fund
Long Investments	381,303	15,808	(16,486)	(678)
Short Investments	145,172	15,312	(17,695)	(2,383)
JNL/PIMCO Credit Income Fund	417,763	3,898	(11,704)	(7,806)
JNL/PPM America Long Short Credit Fund	95,101	2,497	(2,320)	177
JNL/T. Rowe Price Capital Appreciation Fund	1,228,696	54,558	(13,004)	41,554
JNL/The Boston Company Equity Income Fund	114,760	18,072	(1,983)	16,089
JNL/The London Company Focused U.S. Equity Fund	143,890	25,246	(1,410)	23,836
JNL/Van Eck International Gold Fund	75,264	—	(7,683)	(7,683)
JNL/WCM Focused International Equity Fund	1,015,024	72,834	(48,517)	24,317

As of December 31, 2016, the components of distributable taxable earnings for U.S. federal income tax purposes (in thousands) were as follows:

	Undistributed Net Ordinary Income*($)	Undistributed Net Long-Term Capital Gain($)	Unrealized Gains (Losses)**($)	Capital Loss Carryforward($)
JNL Tactical ETF Conservative Fund	1,818	—	1,263	(246)
JNL Tactical ETF Moderate Fund	3,886	—	4,785	(1,301)
JNL Tactical ETF Growth Fund	2,596	—	4,860	(2,159)
JNL/AQR Risk Parity Fund	1,673	652	(21,174)	—
JNL/BlackRock Global Long Short Credit Fund	3,023	—	(10,991)	(23,680)
JNL/DFA U.S. Micro Cap Fund	1,134	2,952	24,506	—
JNL/DoubleLine Total Return Fund	66,371	—	(14,339)	(9,337)
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	14,261	—	(6,289)	(8,391)
JNL/Epoch Global Shareholder Yield Fund	2,979	—	473	(7,020)
JNL/FAMCO Flex Core Covered Call Fund	4,746	509	4,996	—
JNL/Lazard International Strategic Equity Fund	1,201	—	(1,442)	(4,450)
JNL/Neuberger Berman Currency Fund	—	—	(56)	—
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	2,775	—	(79,283)	(99)
JNL/Nicholas Convertible Arbitrage Fund	9,877	—	(3,133)	(28,473)
JNL/PIMCO Credit Income Fund	10,534	—	(7,794)	—
JNL/PPM America Long Short Credit Fund	6,255	—	155	(33,628)
JNL/T. Rowe Price Capital Appreciation Fund	24,106	7,101	40,151	—
JNL/The Boston Company Equity Income Fund	2,749	2,168	16,084	—
JNL/The London Company Focused U.S. Equity Fund	1,028	—	23,832	(2,817)
JNL/Van Eck International Gold Fund	3,967	—	(7,935)	(65,270)
JNL/WCM Focused International Equity Fund	3,904	986	24,267	—

*  Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** Unrealized gains (losses) are adjusted for open wash sale loss deferrals.

The tax character of distributions paid (in thousands) during the Funds' fiscal year ended December 31, 2016 was as follows:

	Net Ordinary Income* ($)	Long-term Capital Gain** ($)
JNL Tactical ETF Conservative Fund	2,265	1,157
JNL Tactical ETF Moderate Fund	6,516	4,883
JNL Tactical ETF Growth Fund	6,214	4,961
JNL/BlackRock Global Long Short Credit Fund	10,988	—
JNL/DFA U.S. Micro Cap Fund	571	6,309
JNL/DoubleLine Total Return Fund	41,372	—
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	20,376	—
JNL/Epoch Global Shareholder Yield Fund	3,185	—
JNL/FAMCO Flex Core Covered Call Fund	8,847	—
JNL/Lazard International Strategic Equity Fund	1,403	3,824
JNL/Neuberger Berman Currency Fund	4,700	—
JNL/Nicholas Convertible Arbitrage Fund	1,860	—
JNL/PIMCO Credit Income Fund	3,757	—

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2016

	Net Ordinary Income* ($)	Long-term Capital Gain** ($)
JNL/PPM America Long Short Credit Fund	12,641	—
JNL/T. Rowe Price Capital Appreciation Fund	10,240	4,094
JNL/The Boston Company Equity Income Fund	1,368	4,887
JNL/The London Company Focused U.S. Equity Fund	901	—
JNL/Van Eck International Gold Fund	376	—
JNL/WCM Focused International Equity Fund	862	1,217

* Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** Unrealized gains (losses) are adjusted for open wash sale loss deferrals; accelerated recognition of unrealized gain/loss on futures, options, and forward contracts; and accelerated recognition of unrealized gain on PFICs. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts.

The tax character of distributions paid (in thousands) during the Funds' fiscal year ended December 31, 2015 was as follows:

	Net Ordinary Income* ($)	Long-term Capital Gain ($)
JNL Tactical ETF Conservative Fund	1,101	206
JNL Tactical ETF Moderate Fund	3,216	880
JNL Tactical ETF Growth Fund	3,189	856
JNL/AQR Risk Parity Fund	27,829	5,720
JNL/BlackRock Global Long Short Credit Fund	26,232	257
JNL/DFA U.S. Micro Cap Fund	616	29,700
JNL/DoubleLine Total Return Fund	23,913	–
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	28,903	–
JNL/Epoch Global Shareholder Yield Fund	1,969	513
JNL/FAMCO Flex Core Covered Call Fund	4,813	57
JNL/Lazard International Strategic Equity Fund	863	–
JNL/Neuberger Berman Currency Fund	4,086	–
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	–	–
JNL/Nicholas Convertible Arbitrage Fund	5,231	–
JNL/PIMCO Credit Income Fund	2,324	–
JNL/PPM America Long Short Credit Fund	11,466	–
JNL/T. Rowe Price Capital Appreciation Fund	1,090	98
JNL/The Boston Company Equity Income Fund	1,616	2,109
JNL/The London Company Focused U.S. Equity Fund	740	61
JNL/Van Eck International Gold Fund	997	–
JNL/WCM Focused International Equity Fund	189	–

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

FASB ASC Topic 740 “Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would result in the Funds recording a tax expense in the current year. FASB ASC Topic 740 requires that management evaluate the tax positions taken in returns for 2013, 2014, 2015 and 2016, which remain subject to examination by the Internal Revenue Service and certain other jurisdictions. Management completed an evaluation of the Funds’ tax positions and based on that evaluation, determined that no provision for federal income tax was required in the Funds’ financial statements during the year ended December 31, 2016.

NOTE 12. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements are issued and the following events occurred:

The following voluntary fee waivers will be effective April 24, 2017 for the Funds indicated. None of the waived fees will be available for recapture by JNAM.

Voluntary Advisory Fee Waiver as a Percentage of Average Daily Net Assets
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	0.05% for net assets over $250 million[1]
JNL/WCM Focused International Equity Fund	0.05% for net assets between $500 million and $1 billion

1 In addition to the existing voluntary waiver.

No other events were noted that required adjustments to the financial statements or disclosure in the notes.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Jackson Variable Series Trust:

We have audited the accompanying (consolidated, where applicable) statements of assets and liabilities of each series within Jackson Variable Series Trust (the “Funds”) as listed in Note 1 of the financial statements of Jackson Variable Series Trust Sub-Advised Funds, including the schedules of investments or summary schedules of investments, where applicable, as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, transfer agents and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements (consolidated, where applicable) and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2016, the results of their operations, changes in their net assets and the financial highlights for each of the years or periods indicated above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

February 24, 2017

Jackson Variable Series Trust Sub-Advised Funds

Additional Disclosures (Unaudited)

December 31, 2016

Disclosure of Fund Expenses. Shareholders incur ongoing costs, which include costs for portfolio management, administrative services, Rule 12b-1 fees of certain Funds and other operating expenses. Operating expenses such as these are deducted from each Fund’s gross income and directly reduce the final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio. The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The examples do not reflect the expenses of the variable insurance contracts or the separate account. Total expenses would be higher if these expenses were included.

Expenses Using Actual Fund Return. This section provides information about the actual account values and actual expenses incurred by the Fund. Use the information in this section, together with the amount invested, to estimate the expenses paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Expenses Using Hypothetical 5% Return. This section provides information that can be used to compare each Fund’s costs with those of other mutual funds. It assumes that the Fund’s expense ratio for the period is unchanged and assumes an annual 5% return before expenses, which is not the Fund’s actual return. This example is useful in making comparisons because the SEC requires all mutual funds to make the 5% calculation.

	Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
Annualized Expense Ratios(%)	Beginning Account Value 07/01/16($)	Ending Account Value 12/31/16($)	Expenses Paid During Period†($)	Beginning Account Value 07/01/16($)	Ending Account Value 12/31/16($)	Expenses Paid During Period†($)
JNL Tactical ETF Conservative Fund
0.67	1,000.00	1,022.10	3.41	1,000.00	1,021.77	3.40
JNL Tactical ETF Moderate Fund
0.67	1,000.00	1,040.10	3.44	1,000.00	1,021.77	3.40
JNL Tactical ETF Growth Fund
0.67	1,000.00	1,059.40	3.47	1,000.00	1,021.77	3.40
JNL/AQR Risk Parity Fund
1.13	1,000.00	983.10	5.63	1,000.00	1,019.46	5.74
JNL/BlackRock Global Long Short Credit Fund
1.99	1,000.00	1,026.60	10.14	1,000.00	1,015.13	10.08
JNL/DFA U.S. Micro Cap Fund
1.17	1,000.00	1,229.00	6.56	1,000.00	1,019.25	5.94
JNL/DoubleLine Total Return Fund
0.84	1,000.00	990.70	4.20	1,000.00	1,020.91	4.27
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund
1.37	1,000.00	1,035.30	7.01	1,000.00	1,018.25	6.95
JNL/Epoch Global Shareholder Yield Fund
1.07	1,000.00	985.20	5.34	1,000.00	1,019.76	5.43
JNL/FAMCO Flex Core Covered Call Fund
0.97	1,000.00	1,051.00	5.00	1,000.00	1,020.26	4.93
JNL/Lazard International Strategic Equity Fund
1.18	1,000.00	974.20	5.86	1,000.00	1,019.20	5.99
JNL/Neuberger Berman Currency Fund
1.07	1,000.00	985.90	5.34	1,000.00	1,019.76	5.43
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund
0.97	1,000.00	991.60	4.86	1,000.00	1,020.26	4.93
JNL/Nicholas Convertible Arbitrage Fund
1.44	1,000.00	1,017.90	7.30	1,000.00	1,017.90	7.30
JNL/PIMCO Credit Income Fund
0.77	1,000.00	991.50	3.85	1,000.00	1,021.27	3.91
JNL/PPM America Long Short Credit Fund
1.08	1,000.00	1,074.20	5.63	1,000.00	1,019.71	5.48
JNL/T. Rowe Price Capital Appreciation Fund
1.06	1,000.00	1,027.50	5.40	1,000.00	1,019.81	5.38
JNL/The Boston Company Equity Income Fund
0.92	1,000.00	1,156.80	4.99	1,000.00	1,020.51	4.67
JNL/The London Company Focused U.S. Equity Fund
1.07	1,000.00	1,090.10	5.62	1,000.00	1,019.76	5.43
JNL/Van Eck International Gold Fund
1.17	1,000.00	770.80	5.21	1,000.00	1,019.25	5.94
JNL/WCM Focused International Equity Fund
1.17	1,000.00	972.10	5.80	1,000.00	1,019.25	5.94

Jackson Variable Series Trust Sub-Advised Funds

Additional Disclosures (Unaudited)

December 31, 2016

†Expenses paid by each Fund during the period are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 184/366 (to reflect the most recent 6-month period).

Quarterly Portfolio Holdings. The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. It is also available upon request from the registrant by calling the Funds toll-free at 1-866-255-1935.

Proxy Voting Policies and Procedures and Proxy Voting Record. A description of the Policy of the Funds’ Adviser (and Sub-Advisers) used to vote proxies relating to the portfolio securities and information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available (1) without charge, upon request by calling 1-800-873-5654 (Annuity Service Center), 1-800-599-5651 (NY Annuity Service Center) or 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution) (2) by writing Jackson Variable Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814 (3) on Jackson National Life Insurance Company's or Jackson National Life Insurance Company of New York's website at www.jackson.com, and (4) on the SEC’s website at www.sec.gov.

Trustees and Officers of Jackson Variable Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee
Mark D. Nerud (50) [1] 1 Corporate Way Lansing, MI 48951	Trustee [2] (4/2015 to present) President and Chief Executive Officer (8/2014 to present)	33

Principal Occupation(s) During Past 5 Years:

Chief Executive Officer of JNAM (1/2010 to present); President of JNAM (1/2007 to present); Managing Board Member of JNAM (5/2015 to present); President and Chief Executive Officer of Curian Series Trust (8/2014 to 2/2016); Managing Board Member of Curian Capital, LLC (1/2011 to 4/2015); Managing Board Member of Curian Clearing LLC (1/2011 to 4/2015); President and Chief Executive Officer of other investment companies advised by JNAM (12/2006 to present)

Other Directorships Held by Trustee During Past 5 Years: Trustee, JNL Series Trust (1/2007 to present); Trustee, JNL Investors Series Trust (1/2007 to present); Manager, JNL Variable Fund LLC (1/2007 to present); Manager, JNL Strategic Income Fund LLC (8/2012 to present)

Independent Trustees
David W. Agostine (55) 1 Corporate Way Lansing, Michigan 48951	Chairman of the Board and Trustee 2 (10/2011 to present)	33

Principal Occupation(s) During Past 5 Years:

Chief Executive Officer, Cachematrix Holdings, LLC (software company) (12/2013 to present); Principal, Market Metrics, LLC (market research firm) (1/2011 to 12/2013)

Other Directorships Held by Trustee During Past 5 Years: Director, 361 Capital (11/2014 to present); Trustee, Curian Series Trust (11/2010 to 2/2016)
Gregory P. Contillo (61) 1 Corporate Way Lansing, Michigan 48951	Trustee 2 (10/2011 to present)	33
Principal Occupation(s) During Past 5 Years: Founder and Managing Partner, Crystal River Partners, LLC (financial services company) (2/2005 to present)
Other Directorships Held by Trustee During Past 5 Years: Trustee, Curian Series Trust (9/2011 to 2/2016)
Dylan E. Taylor (46) 1 Corporate Way Lansing, Michigan 48951	Trustee 2 (10/2011 to present)	33

Principal Occupation(s) During Past 5 Years:

President and Chief Operating Officer, Colliers International (commercial real estate advisory firm) (6/2015 to present); Chief Executive Officer, Americas, Colliers International (6/2009 to 6/2015)

Other Directorships Held by Trustee During Past 5 Years: Trustee, Curian Series Trust (11/2010 to 2/2016)
Mark S. Wehrle (59) 1 Corporate Way Lansing, Michigan 48951	Trustee 2 (7/2013 to present)	33
Principal Occupation(s) During Past 5 Years: Real Estate Broker, Broker’s Guild (4/2011 to present); Adjunct Professor of Accounting, University of Denver School of Accountancy (1/2011 to 6/2014)
Other Directorships Held by Trustee During Past 5 Years: Trustee, Curian Series Trust (7/2013 to 2/2016); Trustee, Delta Dental of Colorado (1/2012 to present)

Trustees and Officers of Jackson Variable Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex Overseen by Trustee
Scot T. Wetzel (48) 1 Corporate Way Lansing, Michigan 48951	Trustee 2 (10/2011 to present)	33
Principal Occupation(s) During Past 5 Years: Founder, Managing Director, and Chief Executive Officer, Crestmoor Advisors, LLC (advisor in the financial services industry) (4/2010 to present)
Other Directorships Held by Trustee During Past 5 Years: Trustee, Curian Series Trust (11/2010 to 2/2016)
[1] Mark D. Nerud is an “interested person” of the Trust due to his position with JNAM, the Adviser.
[2] The Chairman of the Board, the interested Trustee, and the independent Trustees are elected to serve for an indefinite term.

Trustees and Officers of Jackson Variable Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex Overseen by Trustee
Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Officers
Emily J. Bennett (33) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (5/2012 to present)

Principal Occupation(s) During Past 5 Years:

Associate General Counsel of JNAM (3/2016 to present); Senior Attorney of JNAM (10/2013 to 3/2016); Assistant Secretary of other investment companies advised by JNAM (3/2016 to present); Assistant Secretary of Curian Series Trust (5/2012 to 2/2016); Attorney of JNAM (11/2011 to 10/2013)

Kelly L. Crosser (44) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (10/2011 to present)

Principal Occupation(s) During Past 5 Years:

Manager of Legal Regulatory Filings and Print of Jackson National Life Insurance Company (“Jackson”) (12/2013 to present); Senior Compliance Analyst of Jackson (4/2007 to 12/2013); Assistant Secretary of other investment companies advised by JNAM (8/2012 to present and 9/2007 to present); Assistant Secretary of Curian Series Trust (11/2010 to 2/2016)

Diana R. Gonzalez (38) 1 Corporate Way Lansing, MI 48951	Assistant Vice President (9/2012 to present)

Principal Occupation(s) During Past 5 Years:

Associate General Counsel of JNAM (10/2013 to present); Senior Attorney of JNAM (5/2012 to 10/2013); Assistant Secretary of other investment companies advised by JNAM (3/2017 to present); Assistant Vice President of Curian Series Trust (9/2012 to 2/2016); Counsel of Sun Life Financial, Inc. (4/2008 to 5/2012)

William P. Harding (42) 1 Corporate Way Lansing, MI 48951	Vice President (5/2014 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and Chief Investment Officer of JNAM (6/2014 to present); Vice President of Curian Series Trust (5/2014 to 2/2016); Vice President of Curian Capital, LLC (2/2013 to 4/2015); Vice President of JNAM (10/2012 to 6/2014); Vice President of other investment companies advised by JNAM (11/2012 to present); Head of Manager Research, Morningstar Associates (8/2011 to 10/2012)

Karen J. Huizenga (51) 1 Corporate Way Lansing, MI 48951	Assistant Treasurer (10/2011 to present)

Principal Occupation(s) During Past 5 Years:

Vice President – Financial Reporting of JNAM (7/2011 to present); Assistant Treasurer of other investment companies advised by JNAM (8/2012 to present and 12/2008 to present); Assistant Treasurer of Curian Series Trust (11/2010 to 2/2016)

Daniel W. Koors (46) 1 Corporate Way Lansing, MI 48951	Treasurer & Chief Financial Officer (10/2011 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President of JNAM (1/2009 to present) and Chief Operating Officer of JNAM (4/2011 to present); Chief Financial Officer of JNAM (1/2007 to 4/2011); Vice President of other investment companies advised by JNAM (12/2006 to present), Treasurer and Chief Financial Officer of other investment companies advised by JNAM (12/2006 to 11/2011; 9/2016 to present); Treasurer and Chief Financial Officer (Principal Financial Officer) of Curian Series Trust (11/2010 to 2/2016)

Trustees and Officers of Jackson Variable Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex Overseen by Trustee

Adam C. Lueck (34) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (12/2015 to present)

Principal Occupation(s) During Past 5 Years:

Attorney of JNAM (10/2015 to present); Assistant Secretary of Curian Series Trust (12/2015 to 2/2016); Supervising Attorney, Johnson, Blumberg & Associates, LLC (“JBA”) (10/2013 to 10/2015); Attorney, JBA (7/2011 to 10/2013)

Joseph O’Boyle (54) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (5/2012 to present) Anti-Money Laundering Officer (12/2015 to present)

Principal Occupation(s) During Past 5 Years:

Vice President of JNAM (8/2015 to present); Chief Compliance Officer of Curian Series Trust (5/2012 to 2/2016); Chief Compliance Officer, Guggenheim Funds (8/2011 to 4/2012)

Michael Piszczek (59) 1 Corporate Way Lansing, MI 48951	Vice President (10/2011 to present)

Principal Occupation(s) During Past 5 Years:

Vice President – Tax of JNAM (7/2011 to present); Vice President of other investment companies advised by JNAM (8/2012 to present and 11/2007 to present); Vice President of Curian Series Trust (11/2010 to 2/2016)

Susan S. Rhee (45) 1 Corporate Way Lansing, MI 48951	Vice President, Chief Legal Officer & Secretary (10/2011 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and General Counsel of JNAM (1/2010 to present); Secretary of JNAM (11/2000 to present); Vice President, Counsel, and Secretary of other investment companies advised by JNAM (8/2012 to present and 2/2004 to present); Vice President, Chief Legal Officer and Secretary of Curian Series Trust (11/2010 to 2/2016)

The Statement of Additional Information includes additional information about Fund Trustees and may be obtained at no charge by calling 1-800-873-5654 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1- 888-464-7779 (for NY contracts purchased through a bank or financial institution), by writing Jackson Variable Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814 or by visiting www.jackson.com.

Trustees and Officers of Jackson Variable Series Trust (“Trust”)

The Independent Trustees received the following compensation for their services during the fiscal year ended December 31, 2016:

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement
David W. Agostine	$197,500	$0	$0
Gregory P. Contillo	$177,500	$0	$0
Dylan E. Taylor	$165,000	$0	$0
Mark S. Wehrle	$180,500[1]	$0	$0
Scot T. Wetzel	$177,500	$0	$0

1 Amount includes $36,100 deferred by Mr. Wehrle.

The Trust has not adopted any plan providing pension or retirement benefits for the Trustees.

JACKSON VARIABLE SERIES TRUST (“TRUST”)

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

DECEMBER 2016

The Board of Trustees of the Trust (“Board”) oversees the management of each series of the Trust (each, a “Fund” and collectively, the “Funds”) and, as required by law, determines whether to approve and, after the initial term, continue the Funds’ advisory agreement (“Advisory Agreement”) with Jackson National Asset Management, LLC (“JNAM” or “Adviser”) and sub-advisory agreements (“Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Agreements”) with the Funds’ respective investment sub-advisers (the “Sub-Advisers”).

At an in-person meeting held on December 13-14, 2016, the Board, including all of the trustees who are not considered interested persons of the Funds (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), considered information relating to the continuation of the Agreements.

In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Agreements.  The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration. At the conclusion of the Board’s discussions, the Board approved the Agreements.

In reviewing the Agreements and considering the information, the Board was advised by outside independent legal counsel.  The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services provided and to be provided, (2) the investment performance of each Fund, (3) cost of services for each Fund, (4) profitability data, (5) whether economies of scale may be realized and shared, in some measure, with investors as each Fund grows, and (6) other benefits that may accrue to the Adviser or each Sub-Adviser through its relationship with the Trust.  In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for its decision to approve the Agreements.

Before approving the Agreements, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and the Sub-Advisers and the terms of the Agreements.  Based on its evaluation of those materials and the information the Board received throughout the year at its regular meetings, the Board concluded that the Agreements are in the best interests of the shareholders of each applicable Fund.  In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services provided by JNAM and the Sub-Advisers.

For each Fund, the Board considered the services provided by JNAM, including but not limited to, its oversight of the Sub-Advisers pursuant to the Advisory Agreement, its recommendations on an ongoing basis as to the hiring or removal of Sub-Advisers pursuant to the Trust’s “Manager of Managers” exemptive order, as well as its provision of recordkeeping and compliance services to the Funds.  The Board also took into account that JNAM monitors the performance of the various organizations that provide services to the Funds, including the Funds’ distributor, and custodian.  With respect to JNAM’s oversight of the Sub-Advisers, the Board noted that JNAM is responsible for screening and recommending new sub-advisers when appropriate, as well as monitoring and reporting to the Board on a regular basis as to the performance and operations of the existing Sub-Advisers.  The Board also considered the investment sub-advisory services provided by each Sub-Adviser.  The Board noted JNAM’s evaluation of the Sub-Advisers, as well as JNAM’s recommendations based on its review of the Sub-Advisers, to approve the Sub-Advisory Agreements. The Board also considered the various business-related risks JNAM faces as a result of managing the Funds, including entrepreneurial, legal and litigation risks, some of which may be significant.

The Board reviewed the qualifications, backgrounds and responsibilities of JNAM’s senior management that are responsible for oversight of the Funds and each Sub-Adviser, and also reviewed the qualifications and backgrounds of JNAM’s and the Sub-Advisers’ portfolio managers who are responsible for the day-to-day management of each Fund.  The Board reviewed information pertaining to JNAM’s and each Sub-Adviser’s organizational structure, senior management, financial condition, investment operations and other relevant information.  The Board considered compliance reports about JNAM and each Sub-Adviser from the Trust’s Chief Compliance Officer.

Based on the foregoing, the Board concluded that (i) each Fund is likely to continue to benefit from the nature, extent and quality of the services to be provided by JNAM under the Advisory Agreement, and where applicable, that (ii) each Fund is likely to continue to benefit from the nature, extent and quality of the services to be provided by its Sub-Adviser under the respective Sub-Advisory Agreement.

Investment Performance of the Funds

The Board considered the investment performance of each Fund.  The Board noted that JNAM reviews with the Board on a quarterly basis detailed information about each Fund’s performance results and investment strategies.  The Board also considered the performance of each Fund, including how the Fund performed versus the average performance of a group of comparable funds (“peer group”) and how the Fund performed versus its primary benchmark (“benchmark”) index.  For certain Funds, the Board also considered the Funds’ average performance returns to other funds in a custom peer group (“custom peer group”), the constituents of which were selected by the Adviser and verified and reviewed by an independent third party. This consideration was based on the Adviser’s view that the custom peer group is, in some circumstances, a more meaningful source of comparative information than a broad-based benchmark or peer group for Funds that use a limited or unique investment focus or where the peer group may not be a good source of comparative information.  The performance data was provided by an independent data service and is presented here on a gross basis (except for that of the Funds of Funds, which is presented on a net basis).  The performance reviewed by the Board was for the periods ended June 30, 2016, unless otherwise noted.

In considering the Funds’ performance, the Board noted that the Funds had been operating for a relatively short period of time.  The Board also noted that JNAM has served as the Funds’ investment adviser since only April 27, 2015, following approval by each Fund’s shareholders. The Board noted that, generally, it would be prudent to allow JNAM more time to develop its performance record for each Fund.

JNAM Guidance - Alt 100 Fund.  The Board considered that the Fund outperformed its peer group average for the one-year period and outperformed its benchmark and peer group average for the three-year period, though it underperformed its benchmark for the one-year period. The Board also considered that the Fund outperformed its benchmark by 50 basis points for the one-year period ended September 30, 2016. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNAM Guidance - Conservative Fund.  The Board considered that the Fund outperformed its peer group average for the one-year period, though it underperformed its benchmark for the one-year period and its benchmark and peer group average for the three-year period.  The Board also considered the Fund's improving performance, noting that as of September 30, 2016, the Fund outperformed its benchmark by 18 basis points and ranked in the 5th decile of its custom peer group for the quarter. The Board also considered that because JNAM began managing the Fund in April 2015, the Fund's performance record includes the performance of a prior investment adviser. The Board noted, therefore, that it would be prudent to allow JNAM more time to develop its own performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNAM Guidance - Equity 100 Fund. The Board considered that the Fund outperformed its benchmark and peer group average for the three-year period, though it underperformed both for the one-year period. In light of the Fund’s longer-term performance, the Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNAM Guidance - Fixed Income 100 Fund.  The Board considered that the Fund outperformed its custom peer group average for the one- and three-year periods, though it underperformed its benchmark and peer group average for the same periods. The Board also considered the Fund's improving performance, noting that as of September 30, 2016, the Fund outperformed its benchmark by 105 and 29 basis points for the quarter and one-year period, respectively. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNAM Guidance - Growth Fund. The Board considered that the Fund outperformed its custom peer group average for the one-year period, though it underperformed its custom peer group average for the three-year period and its benchmark and peer group average for the one- and three-year periods. The Board further considered that the Fund outperformed its benchmark and ranked in the 19th percentile of its custom peer group for calendar year 2015. The Board also considered that because JNAM began managing the Fund in April 2015, the Fund’s performance record reflects the performance of a prior investment adviser. The Board noted, therefore, that it would be prudent to allow JNAM more time to develop its own performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNAM Guidance - Interest Rate Opportunities Fund. The Board considered that the Fund underperformed its benchmark and peer group average for the one- and three-year periods. The Board further considered that, as of September 30, 2016, the Fund ranked in the 51st and 52nd percentile of its custom peer group for the one-year and year-to-date periods, respectively. The Board further considered that because JNAM began managing the Fund in April 2015, the Fund’s performance record includes the performance of a prior investment adviser. The Board noted, therefore, that it would be prudent to allow JNAM more time to develop its own performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNAM Guidance - Maximum Growth Fund. The Board considered that the Fund outperformed its peer group average for the one- and three-year periods, though it underperformed its benchmark for the same periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNAM Guidance - Moderate Fund. The Board considered that the Fund outperformed its peer group for the three-year period, though it underperformed its benchmark and its custom peer group for both the one- and three-year periods. The Board also considered the Fund's improving performance, noting that as of September 30, 2016, the Fund outperformed its custom benchmark and custom peer group for the quarter. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNAM Guidance - Moderate Growth Fund. The Board considered that the Fund outperformed its peer group average for the one-year period, though it underperformed its peer group average for the three-year period and its benchmark and custom peer group average for both the one- and three-year periods. The Board further considered that, as of September 30, 2016, the Fund ranked in the 56th percentile of its custom peer group for the quarter, and that it ranked in the 51st percentile of its custom peer group for calendar year 2015. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNAM Guidance - Real Assets Fund. The Board considered that the Fund outperformed its benchmark and peer group average for the one-year period and outperformed its peer group average for the three-year period (though it underperformed its benchmark for the same period). The Board further considered that, as of September 30, 2016, the Fund outperformed its benchmark for the quarter, one-year and year-to-date periods, and that it ranked in the top percentile of its custom peer group for the one-year and year-to-date periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL Tactical ETF Conservative Fund. The Board considered that the Fund outperformed its peer group average for the one- and three-year periods and outperformed its benchmark for the three-year period (though it underperformed its benchmark for the one-year period). The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL Tactical ETF Growth Fund. The Board considered that the Fund outperformed its benchmark and peer group average for the one- and three-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL Tactical ETF Moderate Fund. The Board considered that the Fund outperformed its peer group average for the one- and three-year periods and outperformed its benchmark for the three-year period (though it underperformed its benchmark for the one-year period). The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/American Funds® Global Growth Fund. The Board considered that the Fund underperformed its benchmark and peer group average for the one-year period. The Board further considered that the Fund outperformed both its benchmark and peer group for the one- and three-year periods ended September 30, 2016. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/American Funds® Growth Fund. The Board considered that the Fund outperformed its peer group average for the one-year period and its benchmark for the three-year period, though it underperformed its benchmark for the one-year period and its peer group average for the three-year period. The Board also considered that, as of September 30, 2016, the Fund outperformed its benchmark for the quarter and one-year period, and that it ranked in the top decile of its peer group for one-year and year-to-date periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/AQR Risk Parity Fund. The Board considered that the Fund outperformed its benchmark and peer group average for the one-year period. The Board further considered that, as of September 30, 2016, the Fund outperformed both its benchmark and peer group for both the one- and three-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/BlackRock Global Long Short Credit Fund. The Board considered that the Fund outperformed its peer group average for the one-year period and outperformed its benchmark and peer group average for the three-year period (though it underperformed its benchmark for the same period). The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/DFA U.S. Micro Cap Fund. The Board considered that the Fund outperformed its benchmark and peer group average for the one- and three-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/DoubleLine Total Return Fund. The Board considered that the Fund underperformed its benchmark and peer group average for the one-year period, however, the Board considered that the Fund was launched on September 16, 2013 and therefore has an abbreviated performance period. The Board further considered that the Fund outperformed its benchmark and ranked in the 36th percentile of its peer group for the three-year period ended September 30, 2016, and that the Fund ranked in the 3rd and 14th percentile of its peer group for calendar years 2015 and 2014, respectively. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund. The Board considered that the Fund outperformed its benchmark and peer group average for the one- and three-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Epoch Global Shareholder Yield Fund. The Board considered that the Fund outperformed its benchmark and peer group average for the one- and three-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/FAMCO Flex Core Covered Call Fund. The Board considered that the Fund outperformed its peer group average for the one- and three-year periods, though it underperformed its benchmark for the same periods. The Board further considered that, as of September 30, 2016, the Fund outperformed both its benchmark and peer group for the quarter, year-to-date and one-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Lazard International Strategic Equity Fund. The Board considered that the Fund outperformed its benchmark and peer group average for the one- and three-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Neuberger Berman Currency Fund. The Board noted that the Fund outperformed its benchmark for the one- and three-year periods and outperformed its peer group average for the three-year period (though it underperformed its peer group average for the one-year period). The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund. The Board considered that the Fund outperformed its benchmark for the one-year period, thought it underperformed its peer group average for the same period. It took into account that the Fund commenced its operations in April 2014 and noted, therefore, that it would be prudent to allow the team more time to develop its performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Nicholas Convertible Arbitrage Fund. The Board considered that the Fund outperformed its benchmark for the three-year period, though it underperformed its benchmark for the one-year period and underperformed its peer group average for the one- and three-year periods. The Board also considered the Fund’s improving performance, noting that as of September 30, 2016 it ranked in the 37th percentile of its peer group year to date. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/PIMCO Credit Income Fund. The Board considered that the Fund outperformed its benchmark and peer group average for the three-year period, though it underperformed its benchmark and peer group average for the one-year period. The Board further considered that, as of September 30, 2016, the Fund ranked in the 46th, 45th and 51st percentile for the quarter, year-to-date and one-year periods, respectively, and that the Fund outperformed its benchmark for the same periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/PPM America Long Short Credit Fund. The Board noted that the Fund outperformed its peer group average for the one- and three-year periods and outperformed its benchmark for the three-year period (though it underperformed its benchmark for the one-year period). The Board further considered that the Fund outperformed both its peer group and benchmark for the quarter, year-to-date and one-year periods ended September 30, 2016. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/T. Rowe Price Capital Appreciation Fund. The Board considered that the Fund outperformed its benchmark and peer group average for the one-year period, and that it performed in the top decile of its peer group for the same period. The Board further considered that the Fund outperformed its benchmark and ranked in the top percentile of its peer group for the three-year period ended September 30, 2016. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/The Boston Company Equity Income Fund. The Board considered that the Fund outperformed its benchmark and peer group average for the three-year period, though it underperformed its benchmark and peer group average for the one-year period. The Board further considered that, as of September 30, 2016, the Fund ranked in the 22nd and 9th percentile of its peer group for the quarter and since inception, respectively, and that it outperformed its benchmark for the same periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/The London Company Focused U.S. Equity Fund. The Board considered that the Fund outperformed its peer group average for the one-year period, though it underperformed its benchmark for the same period. The Board further considered that, as of September 30, 2016, the Fund outperformed its benchmark and ranked in the 16th percentile of its peer group year to date. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Van Eck International Gold Fund. The Board considered that the Fund outperformed its benchmark for the three-year period and ranked in the 45th percentile of its peer group for the same period, though it underperformed its benchmark and peer group average for the one-year period. The Board also considered the Fund's improving performance, noting that as of September 30, 2016, the Fund ranked in the 4th decile of its peer group for the three-year period and in the 5th decile of its peer group for the one-year period. The Board further considered that as of that same date, the Fund outperformed its benchmark by 235 basis points for the one-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.”

JNL/WCM Focused International Equity Fund. The Board considered that the Fund outperformed its benchmark and peer group average for the one-year period, and that, as of September 30, 2016, the Fund outperformed its benchmark and peer group for the three-year period. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

Costs of Services

The Board reviewed the fees paid to JNAM and each Fund’s Sub-Adviser(s).  For each Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers, as well as fees charged by each Sub-Adviser to similar clients, if any.  The Board also noted that JNAM does not manage any institutional accounts with which the Funds’ fees could be compared.  Using information provided by an independent data service, the Board evaluated each Fund’s advisory fees compared to the average advisory fees for other funds similar in size, character and investment strategy (the “peer group”).  While the Board also considered each Fund’s sub-advisory fee and compared that to the average sub-advisory fee of the peer group, the Board noted that each Fund’s sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on a Fund’s total expense ratio.

The Board took into account that reductions to the Funds’ 12b-1 and administrative fees effective April 27, 2015 had reduced a majority of the Funds’ total expense structure by ten basis points. The Board also took into account that, effective October 1, 2015, JNAM added a breakpoint to each Fund’s administrative fee schedule.

Further detail considered by the Board regarding the advisory and sub-advisory fees of each Fund is set forth below:

JNAM Guidance - Alt 100 Fund, JNL/PIMCO Credit Income Fund and JNL/Neuberger Berman Currency Fund. The Board noted that each Fund's advisory fee and total expense ratio are lower than their respective peer group averages. The Board concluded that the fees are appropriate in light of the services provided.

JNAM Guidance - Conservative Fund, JNAM Guidance - Growth Fund, JNAM Guidance - Maximum Growth Fund, JNAM Guidance - Moderate Fund, JNAM Guidance - Moderate Growth Fund, and JNAM Guidance - Real Assets Fund. The Board considered that, while each Fund's advisory fee is higher than its respective peer group average, the Fund's total expense ratio is lower than its respective peer group average. The Board concluded that the fees are appropriate in light of the services provided.

JNAM Guidance - Equity 100 Fund. The Board noted that the Fund’s advisory fee and total expense ratio are higher than their respective peer group averages. The Board also considered that the Fund’s advisory fee is five basis points higher than its peer group average and that its total expense ratio (excluding underlying fund expenses) is four basis points higher than its peer group average. The Board concluded that the fees are appropriate in light of the services provided.

JNAM Guidance - Fixed Income 100 Fund. The Board noted that the Fund's advisory fee and total expense ratio are higher than their respective peer group averages. The Board also considered that the Fund's total expense ratio (excluding underlying fund expenses) is six basis points higher than its peer group average. The Board concluded that the fees are appropriate in light of the services provided.

JNAM Guidance - Interest Rate Opportunities Fund. The Board considered that, while the Fund’s advisory fee is higher than its peer group average, the Fund’s total expense ratio (excluding underlying fund expenses) is lower than its peer group average. The Board concluded that the fees are appropriate in light of the services provided.

JNL Tactical ETF Conservative Fund. The Board noted that the Fund’s total expense ratio and sub-advisory fee are lower than their respective peer group averages and the Fund’s advisory fee is only one basis point higher than its peer group average. The Board also noted that the Fund’s sub-advisory fee was in the top percentile of its peer group for the one-year period ended June 30, 2016. The Board concluded that the fees are appropriate in light of the services provided.

JNL Tactical ETF Growth Fund and JNL Tactical ETF Moderate Fund. The Board noted that the Fund's advisory fee, sub-advisory fee and total expense ratio are lower than the Fund's respective peer group averages. The Board concluded that the fees are appropriate in light of the services provided.

JNL/American Funds® Global Growth Fund. The Board noted that the Fund's total expense ratio is equal to its peer group average and the Fund's advisory fee is higher than its peer group average. The Board concluded that the fees are appropriate in light of the services provided.

JNL/American Funds® Growth Fund. The Board noted that, while the Fund's advisory fee and total expense ratio are higher than their respective peer group averages, the Fund's total expenses have declined over time as assets increased. The Board also considered that, in 2015, the Fund's total expense ratio was reduced by five basis points as a result of a 12b-1 fee reduction, and that JNAM provided a voluntary advisory fee waiver of five basis points in October 2015. The Board concluded that the fees are appropriate in light of the services provided.

JNL/AQR Risk Parity Fund. The Board noted that the Fund's advisory fee and total expense ratio are higher than their respective peer group averages. The Board also considered that the Fund's total expense ratio is one basis point higher than its peer group average. The Board concluded that the fees are appropriate in light of the services provided.

JNL/BlackRock Global Long Short Credit Fund, JNL/DFA U.S. Micro Cap Fund, JNL/FAMCO Flex Core Covered Call Fund, JNL/Nicholas Convertible Arbitrage Fund, and JNL/The Boston Company Equity Income Fund. The Board noted that each Fund's advisory fee, sub-advisory fee and total expense ratio are lower than the Fund's respective peer group averages. The Board concluded that the fees are appropriate in light of the services provided.

JNL/DoubleLine Total Return Fund. The Board noted that the Fund’s total expense ratio is equal to its peer group average and the Fund’s advisory fee is only four basis points higher than its peer group average. The Board concluded that the fees are appropriate in light of the services provided.

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund. The Board noted that, while the Fund's advisory fee, sub-advisory fee and total expense ratio are higher than their respective peer group averages, the Fund's total expenses have declined over time as assets increased. The Board also considered that, in 2015, the Fund's total expense ratio was reduced by ten basis points as a result of a 12b-1 and administrative fee reductions, and that JNAM provided a voluntary advisory fee waiver of five basis points (AUM between $250 million and $1 billion) in January 2016 and will add a voluntary advisory fee waiver of five basis points on assets over $250 million in April 2017. The Board concluded that the fees are appropriate in light of the services provided.

JNL/Epoch Global Shareholder Yield Fund. The Board noted that, while the Fund's advisory fee, sub-advisory fee and total expense ratio are higher than their respective peer group averages, the Fund's total expenses have declined over time as assets increased. The Board also considered that, effective April 2015, the Fund had administrative and 12b-1 fee reductions of five basis points each. The Board concluded that the fees are appropriate in light of the services provided.

JNL/Lazard International Strategic Equity Yield Fund. The Board considered that, while the Fund's advisory fee and sub-advisory fee are higher than their respective peer group averages, the Fund's total expense ratio is lower than its peer group average. The Board also considered that the Fund's total expense ratio was in the top percentile of its peer group for the one-year period ended June 30, 2016. The Board further considered that the advisory fee was two basis points higher than its peer group average and that its sub-advisory fee was six basis points higher than their respective peer group averages. The Board concluded that the fees are appropriate in light of the services provided.

JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund. The Board considered that, while the Fund's advisory fee and sub-advisory fee are higher than their respective peer group averages, the Fund's total expense ratio is lower than its peer group average. The Board also considered that the Fund's total expense ratio was in the top percentile of its peer group for the one-year period ended June 30, 2016, and that the Fund’s advisory fee was two basis points higher than its peer group average. The Board concluded that the fees are appropriate in light of the services provided.

JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund. The Board considered that, while the Fund's advisory fee and sub-advisory fee are higher than their respective peer group averages, the Fund's total expense ratio is lower than its peer group average. The Board also considered that the Fund's total expense ratio was in the top percentile of its peer group for the one-year period ended June 30, 2016, and that the Fund’s advisory fee was two basis points higher than its peer group average. The Board concluded that the fees are appropriate in light of the services provided.

JNL/PPM America Long Short Credit Fund. The Board noted that the Fund's advisory fee, sub-advisory fee and total expense ratio ranked in the top percentile of the Fund's respective peer group averages. The Board concluded that the fees are appropriate in light of the services provided.

JNL/T. Rowe Price Capital Appreciation Fund. The Board noted that the Fund's advisory fee, sub-advisory fee and total expense ratio are higher than their respective peer group averages. The Board also considered that, in 2015, the Fund's total expense ratio was reduced by ten basis points as a result of 12b-1 fee and administrative fee reductions. The Board concluded that the fees are appropriate in light of the services provided.

JNL/The London Company Focused U.S. Equity Fund. The Board considered that, while the Fund’s advisory fee and sub-advisory fee are higher than their respective peer group averages, the Fund’s total expense ratio is lower than its peer group average. The Board also considered that the Fund’s advisory fee is only one basis point higher than its peer group average. The Board concluded that the fees are appropriate in light of the services provided.

JNL/Van Eck International Gold Fund. The Board noted that, while the Fund's advisory fee, sub-advisory fee and total expense ratio are higher than their respective peer group averages, the Fund’s total expenses have declined over time. The Board also considered that, in 2015, the Fund's total expense ratio was reduced by ten basis points as a result of 12b-1 fee and administrative fee reductions. Finally, the Board noted that the Fund is the only annuity-based fund in the peer group. The Board concluded that the fees are appropriate in light of the services provided.

JNL/WCM Focused International Equity Fund. The Board noted that the Fund's advisory fee, sub-advisory fee and total expense ratio are higher than their respective peer group averages. The Board also considered that, in 2015, the Fund's total expense ratio was reduced by ten basis points as a result of 12b-1 fee and administrative fee reductions, and that JNAM will add a voluntary advisory fee waiver of five basis points (AUM between $500 million and $1 billion) in April 2017. The Board concluded that the fees are appropriate in light of the services provided.

Economies of Scale

The Board considered whether each Fund’s advisory fee reflects economies of scale for the benefit of the Funds’ shareholders.  Based on information provided by JNAM, the Board noted that the fee arrangement for each Fund contains breakpoints that decrease the advisory fee rate as assets increase.  Additionally, the Board considered JNAM’s assertion that it continually evaluates the advisory fee and breakpoint schedules for the Funds, and it considered the extent to which economies of scale are reflected for the benefit of shareholders.  The Board concluded that the advisory fee structure, in some measure, allows for adequate participation by shareholders in economies of scale across the Fund complex.

The Board also considered that the sub-advisory fee rates have been separately negotiated between JNAM and each Sub-Adviser at arm’s length.  These sub-advisory fees are paid by JNAM to each Sub-Adviser.  For this reason, JNAM, rather than shareholders, directly benefits from these breakpoints.  Additionally, to the extent that JNAM is waiving its advisory fee with respect to a certain Fund, it may also be benefitting from the breakpoints in sub-advisory fees.  The Board concluded that the sub-advisory fee schedules, where applicable, in some measure allow for adequate participation by shareholders in economies of scale.

The Board took into account that, effective October 1, 2015, JNAM added a breakpoint to each Fund’s administrative fee schedule, which also allows shareholder to participate in economies of scale across the Fund complex.

Profitability

The Board considered information concerning the costs incurred and profits realized by JNAM and each Sub-Adviser.  The Board also considered the Adviser’s fee waivers for certain Funds, pursuant to which it has reduced its fees and reimburses other expenses of the Funds, as applicable, to reduce the total annual operating expenses of the Funds.  The Board determined that profits realized by JNAM and each Sub-Adviser were not unreasonable.

Other Benefits to JNAM and the Sub-Advisers

In evaluating the benefits that may accrue to JNAM through its relationship with the Funds, the Board noted that JNAM and certain of its affiliates serve the Funds in various capacities, including as adviser, administrator, transfer agent and distributor, and receive compensation from the Funds in connection with providing certain services to the Funds.  The Board noted that each service provided to the Funds by JNAM or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.  The Board also noted that certain Sub-Advisers pay for portions of meetings organized by the Funds’ distributor to educate wholesalers about the Fund(s) that each of those Sub-Advisers manages.  In addition, certain affiliates of the Sub-Advisers participate in the sale of funds or insurance contracts and are compensated by the Funds’ distributor for these activities, in addition to payments for marketing and conferences.  An affiliate of JNAM and its subsidiaries participate in the sales of shares of retail mutual funds advised by certain Sub-Advisers and other unaffiliated entities, and receive selling and other compensation from them in connection with those activities.  The Board reviewed the monetary values of these transactions.  Lastly, the Board considered that certain affiliates of JNAM may receive benefits under the federal income tax laws with respect to tax deductions and credits.

In evaluating the benefits that may accrue to the Sub-Advisers through their relationship with the Fund(s), the Board noted that each Sub-Adviser may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Funds’ assets and may also develop additional investment advisory business with JNAM, the Funds or other clients of the Sub-Adviser as a result of its relationship with the Fund(s).

Supplement Dated December 15, 2016

To The Prospectus Dated April 25, 2016

Jackson Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

Please note that all changes are effective immediately.

In the summary prospectus section entitled “Summary Overview of Each Fund” for the JNL/DoubleLine® Total Return Fund, please delete the subsection entitled “Principal Investment Strategies,” in its entirety and replace it with the following:

Principal Investment Strategies. Under normal circumstances, the Fund intends to invest more than 50% of its net assets in residential and commercial mortgage-backed securities. These investments may include mortgage-backed securities of any maturity or type, including those guaranteed by, or secured by collateral that is guaranteed by, the United States Government, its agencies, instrumentalities or sponsored corporations, and privately issued mortgage-backed securities rated at the time of investment Aa3 or higher by Moody’s Investor Service, Inc. (“Moody’s”) or AA- or higher by Standard & Poor’s Rating Service (“S&P”) or the equivalent by any other nationally recognized statistical rating organization or in unrated securities that are determined by DoubleLine Capital LP, the Fund’s sub-adviser (“Sub-Adviser”), to be of comparable quality. These investments also include, among others, government mortgage pass-through securities, CMOs, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (interest-only and principal-only securities) and inverse floaters.

Since the Fund’s inception, the Fund has historically invested substantially all of its assets in the mortgage-backed securities described above; short-term investments, such as notes issued by U.S. Government agencies and shares of money market funds; and, from time to time, other asset-backed backed obligations, collateralized loan obligations, and obligations of the U.S. Government and its agencies, instrumentalities, sponsored corporations. The Fund may invest in other instruments as part of its principal investment strategies, but it has not historically done so and there can be no assurance it will do so in the future.

In managing the Fund’s portfolio, the Sub-Adviser typically uses a controlled-risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets and may include, among other factors, consideration of the Sub-Adviser’s view of the following: the potential relative performance of various market sectors, security selection available within a given sector, the risk/reward equation for different asset classes, liquidity conditions in various market sectors, the shape of the yield curve and projections for changes in the yield curve, potential fluctuations in the overall level of interest rates, and current fiscal policy.

Under normal circumstances, the Fund intends to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in bonds. Bonds include bonds, debt securities, and other fixed income instruments issued by governmental or private-sector entities.

The Fund may invest in bonds of any credit quality, including those that are at the time of investment unrated or rated BB+ or lower by S&P or Ba1 or lower by Moody’s or the equivalent by any other nationally recognized statistical rating organization. Bonds and fixed income instruments rated below investment grade, or such instruments that are unrated and determined by the Sub-Adviser to be of comparable quality, are high yield, high risk bonds, commonly known as junk bonds. The Fund may invest up to 33⅓% of its net assets in junk bonds, bank loans and assignments rated below investment grade or unrated but determined by the Sub-Adviser to be of comparable quality, and credit default swaps of companies in the high yield universe. The Sub-Adviser does not consider the term “junk bonds” to include any mortgage-backed securities or any other asset-backed securities, regardless of their credit rating or credit quality. The Fund may invest a portion of its net assets in inverse floater securities and interest-only and principal-only securities.

The Sub-Adviser monitors the duration of the Fund’s portfolio securities to seek to assess and, in its discretion, adjust the Fund’s exposure to interest rate risk. In managing the Fund’s investments, under normal market conditions, the Sub-Adviser intends to seek to construct an investment portfolio with a weighted average effective duration of no less than one year and no more than eight years. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage prepayment rates. The effective duration of the Fund’s investment portfolio may vary materially from its target range, from time to time, and there is no assurance that the effective duration of the Fund’s investment portfolio will always be within its target range.

Portfolio securities may be sold at any time. By way of example, sales may occur when the Sub-Adviser determines to take advantage of what the Sub-Adviser considers to be a better investment opportunity, when the Sub-Adviser believes the portfolio securities no longer represent relatively attractive investment opportunities, when the Sub-Adviser perceives deterioration in the credit fundamentals of the issuer, or when the Sub-Adviser believes it would be appropriate to do so in order to readjust the duration of the Fund’s investment portfolio.

This Supplement is dated December 15, 2016.

(To be used with JMV7698 04/16, VC5869 04/16, JMV7697 04/16, VC5890 04/16, VC5890ML 04/16, VC4224 04/16, JMV8798 04/16, JMV9476 04/16, JMV5763ML 04/16, JMV9476ML 04/16, JMV5763WF 04/16, JMV9476WF 04/16, JMV16966 07/16, JMV17183 09/16, JMV2731 04/16, JMV8037 04/16, JMV8037BE 04/16, JMV7698NY 04/16, NV5869 04/16, JMV7697NY 04/16, NV5890 04/16, NV4224 04/16, JMV9476NY 04/16, NV4224WF 04/16, JMV9476WFNY 04/16, JMV16966NY 07/16, NMV2731 04/16, JMV8037NY 04/16, JMV8037BENY 04/16, FVC4224FT 04/16, VC5526 04/16, VC3656 04/16, VC3657 04/16, VC3723 04/16, NV5526 04/16, and NV3784 04/16.)

CMV18205 12/16

Supplement Dated January 4, 2017

To The Prospectus Dated April 25, 2016

Jackson Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

Please note that all changes are effective January 1, 2017.

In the summary prospectus section entitled “Summary Overview of Each Fund,” please delete the “Portfolio Managers” table for the JNL/American Funds® Global Growth Fund in its entirety and replace it with the following table:

Portfolio Managers:

Name:	Joined Fund Management Team In:	Title:
Patrice Collette	November 2015	Partner, Capital World InvestorsSM (“CWI”) [1]
Isabelle de Wismes	September 2013	Partner, CWI [1]
Paul Flynn	January 2017	Partner, CWI [1]
Jonathan Knowles	September 2013	Partner, CWI [1]

1 CWI is a division of Capital Research and Management Company.

This supplement is dated January 4, 2017.

(To be used with JMV8037 04/16, JMV8037BE 04/16, JMV8037NY 04/16, and JMV8037BENY 04/16.)

CMV18271 01/17

Supplement Dated February 1, 2017

To The Prospectus Dated April 25, 2016

Jackson Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

Unless otherwise noted, all changes are effective immediately.

For the JNL/FAMCO Flex Core Covered Call Fund, please remove all reference to Charles D. Walbrandt.

For the JNL/American Funds® Growth Fund, please remove all references to Gregory D. Johnson.

This supplement is dated February 1, 2017.

(To be used with JMV8037 04/16, JMV8037BE 04/16, JMV8037NY 04/16, JMV8037BENY 04/16, JMV17955 01/17, and JMV17955NY 01/17.)

CMV18374 02/17

Jackson Variable Series Trust 1 Corporate Way Lansing, MI 48951	PRSRT STD U.S. POSTAGE PAID JACKSON NATIONAL ASSET MANAGEMENT L.L.C.

CMV13476 01/17

Item 2.  Code of Ethics.

As of the end of the period covered by this report, the registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There were no substantive amendments or any waivers to this code of ethics during the period covered by this report.  A copy of this code of ethics is filed as exhibit 12(a)(1) to this Form N-CSR.

Item 3.  Audit Committee Financial Expert.

The registrant has named David W. Agostine, Gregory P. Contillo, Dylan E. Taylor, Scot T. Wetzel, and Mark S. Wehrle as audit committee financial experts serving on its Audit Committee.  Each of these individuals is “independent,” meaning that he is not an “interested person” of the registrant, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and  is considered “independent” for purposes of this Item.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.”  Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation.  Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.

Item 4.  Principal Accountant Fees and Services.

The administrator of the registrant is responsible for payment of all expenses associated with the annual audit and other required services of the independent registered accounting firm, and all expenses associated with the preparation and filing of the tax returns.

KPMG LLP (“KPMG”) was appointed by the Board of Trustees as the independent registered public accounting firm of the registrant for the fiscal years ended December 31, 2015 and December 31, 2016.  The following table sets forth aggregate fees billed by KPMG for the respective period for professional services rendered to the registrant.

Fees for Services Rendered to the Registrant by the Principal Accountant

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2015	$479,579	$30,500	$245,176	$0
2016	$480,157	$11,950	$818	$0

The above Audit-Related Fees for 2015 and 2016 are the aggregate fees billed for professional services rendered by KPMG to the registrant for the services provided in connection with the registrant’s registration statement filings.

The above Tax Fees for 2015 and 2016 are the aggregate fees billed for professional services by KPMG to the registrant for tax compliance, tax advice, and tax return review.

Fees for Services Rendered to the Adviser Entities by the Principal Accountant

The following table sets forth the amount of fees that were billed by KPMG for the respective period to any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees
2015	$123,635	$0	$0
2016	$147,321	$17,000	$0

The above Audit-Related Fees are the aggregate fees billed to Adviser Entities for the performance of an attestation on the suitability of design and operating effectiveness of control pursuant to Statement on Standards for Attestation Engagements No. 16.

(e)(1) The Audit Committee is authorized to pre-approve non-audit services provided by the registrant’s auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditors’ independence.  The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established Funds of the registrant on the same terms as the full Audit Committee previously had approved for the then existing Funds.

(e)(2) 0%

(f) Not applicable.

(g) The aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the year ended December 31, 2015 was $466,536.  The aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the year ended December 31, 2016 was $177,089.

(h) For the fiscal years ended December 31, 2015 and December 31, 2016, the Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the Adviser Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, and concluded that such services were compatible with maintaining KPMG’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)         Below is a Schedule I — Investments in securities of unaffiliated issuers for the JNL/DFA U.S. Micro Cap Fund, the JNL/DoubleLine Total Return Fund, the JNL/PIMCO Credit Income Fund, the JNL/BlackRock Global Long Short Credit Fund, the JNL/PPM America Long Short Credit Fund, and the JNL/T. Rowe Price Capital Appreciation Fund, for which a summary schedule of investments was provided in the Annual Report dated December 31, 2016, pursuant to § 210.1212 of Regulation S-X.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
JNL/BlackRock Global Long Short Credit Fund (a)
COMMON STOCKS 0.7%
Israel 0.0%
Teva Pharmaceutical Industries Ltd. - ADR	5	$164
Italy 0.1%
Telecom Italia SpA (b)	262	231
United States of America 0.6%
AMC Networks Inc. - Class A (b)	14	739
Apple Inc.	2	221
CSX Corp.	6	198
Microsoft Corp.	6	345
Mylan NV (b)	12	448
United Technologies Corp.	2	241
		2,192
Total Common Stocks (cost $2,558)		2,587
INVESTMENT COMPANIES 0.4%
United States of America 0.4%
iShares 20+ Year Treasury Bond ETF (c)	7	846
Utilities Select Sector SPDR Fund (d)	10	474
Total Investment Companies (cost $1,301)		1,320
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 12.1%
Australia 0.3%
Virgin Australia Trust
Series 2013-1C, 7.13%, 10/23/18 (e)	618	616
Series 2013-1B, 6.00%, 10/23/20 (e)	308	313
		929
Canada 0.6%
Air Canada Pass-Through Trust
Series 2013-C-1, 6.63%, 05/15/18 (e)	350	363
Series 2013-1B, 5.38%, 05/15/21 (e)	331	339
Series 2015-B-2, 5.00%, 12/15/23 (e)	1,525	1,525
		2,227
Cayman Islands 0.8%
ALM VI Ltd.
Series 2012-CR-6A, 4.63%, 07/15/26 (e) (f)	250	245
Atlas Senior Loan Fund Ltd.
Series 2013-A3L-2A, 3.61%, 02/17/26 (e) (f)	350	347
BlueMountain CLO Ltd.
Series 2016-E-1X, 6.60%, 04/25/30, EUR (f) (g)	500	515
Carlyle Global Market Strategies CLO Ltd.
Series 2015-D-3X, 5.55%, 01/15/29, EUR (f) (g)	300	268
ING Investment Management Co.
Series 2013-B-3A, 3.58%, 01/18/26 (e) (f)	255	254
KKR CLO Trust
Series 2013-A1-1A, 2.03%, 07/15/25 (e) (f)	500	499
Madison Park Funding I Ltd.
Series 2013-C-11A, 3.63%, 10/23/25 (e) (f)	320	320
Mountain Hawk CLO Ltd.
Series 2013-A1-2A, 2.04%, 07/22/24 (e) (f)	460	456
Octagon Investment Partners XVIII Ltd.
Series 2013-C-1A, 4.61%, 12/16/24 (e) (f)	250	242
		3,146
Ireland 1.2%
Adagio IV CLO Ltd.
Series IV-F-X, 6.65%, 10/15/29, EUR (f) (g)	100	91
Adagio V CLO DAC
Series V-E-X, 6.70%, 10/15/29, EUR (f) (g)	110	113
Arbour CLO DAC
Series E-4X, 5.00%, 01/15/30, EUR (f) (g)	183	179
Series F-4X, 5.00%, 01/15/30, EUR (f) (g)	150	145
Arbour CLO Ltd.
Series 2014-E-1X, 5.00%, 06/16/27, EUR (f) (g)	338	336
Series 2014-F-1X, 5.75%, 06/16/27, EUR (f) (g)	336	297
Avoca CLO XIII Ltd.
Series E-13X, 5.18%, 12/29/27, EUR (f) (g)	250	248
Avoca CLO XIV Ltd.
Series SUB-14X, 0.00%, 07/12/28, EUR (g) (h)	400	385
Series E-14X, 4.75%, 07/12/28, EUR (f) (g)	200	192
Series F-14X, 5.75%, 07/12/28, EUR (f) (g)	300	257
	Shares/Par†	Value
Avoca CLO XV Ltd.
Series M1-15X, 0.00%, 01/15/29, EUR (f) (g)	500	482
Series E-15X, 5.00%, 01/15/29, EUR (f) (g)	490	471
Series F-15X, 6.75%, 01/15/29, EUR (f) (g)	230	199
Avoca CLO XVII DAC
Series E-17X, 5.95%, 01/15/30, EUR (f) (g)	179	181
CVC Cordatus Loan Fund VII DAC
Series E-7X, 7.00%, 08/15/29, EUR (f) (g)	160	166
Sorrento Park CLO Ltd.
Series E-1X, 5.94%, 11/16/27, EUR (f) (g)	250	222
St. Paul's CLO VI DAC
Series D-6X, 6.50%, 07/22/29, EUR (f) (g)	350	360
		4,324
Italy 0.1%
Arianna SPV Srl
Series A-1, 3.60%, 04/20/19, EUR (g)	424	450
Luxembourg 0.4%
Harvest CLO XI
Series SUB-11X, 0.00%, 03/28/29, EUR (f) (g)	985	960
Series E-11X, 4.93%, 03/28/29, EUR (f) (g)	280	273
Harvest CLO XVI DAC
Series E-16X, 6.40%, 10/15/29, EUR (f) (g)	155	157
		1,390
Netherlands 1.6%
ALME Loan Funding V BV
Series E-5X, 6.00%, 07/15/29, EUR (f) (g)	500	502
Cadogan Square CLO VII BV
Series E-7X, 6.00%, 05/25/29, EUR (f) (g)	200	200
Cairn CLO VI BV
Series 2016-E-6X, 6.25%, 07/25/29, EUR (f) (g)	200	202
Dryden XLVI Euro CLO BV
Series 2016-E-46X, 5.75%, 01/15/30, EUR (f) (g)	104	102
Euro-Galaxy IV CLO
Series 2015-D-4X, 3.35%, 07/30/28, EUR (f) (g)	270	280
Series 2015-E-4X, 4.50%, 07/30/28, EUR (f) (g)	365	346
Series 2015-F-4X, 6.25%, 07/30/28, EUR (f) (g)	380	328
Euro-Galaxy V CLO
Series 2016-E-46X, 0.00%, 11/10/30, EUR (f) (g)	100	102
Jubilee CDO BV
Series VIII-SUB-X, 4.81%, 01/15/24, EUR (g)	690	514
North Westerly CLO IV BV
Series IV-SUB-X, 0.00%, 01/15/26, EUR (f) (g)	528	395
Series IV-A-1-X, 1.26%, 01/15/26, EUR (f) (g)	1,950	2,057
OZLME BV
Series E-1X, 6.45%, 01/18/30, EUR (f) (g)	158	158
St. Pauls CLO Ltd.
Series 4X-A1, 1.09%, 04/25/28, EUR (f) (g)	500	526
Tikehau CLO BV
Series 2015-E-1X, 4.60%, 08/04/28, EUR (f) (g)	200	191
		5,903
Norway 0.3%
Norwegian Air Shuttle ASA Pass-Through Trust
Series 2016-B-1, 7.50%, 11/10/23 (e)	1,295	1,301
Turkey 0.2%
Turk Hava Yollari AO
Series 2015-A-1, 4.20%, 03/15/27 (e)	842	824
United Arab Emirates 0.2%
Doric Nimrod Air Alpha Pass-Through Trust
Series 2013-1A, 5.25%, 05/30/23 (e)	756	784
United Kingdom 0.1%
Paragon Mortgages No. 13 Plc
Series 13X-A2C, 1.06%, 01/15/39 (f) (g)	544	500
United States of America 6.3%
American Airlines Pass-Through Trust
Series 2013-C-2, 6.00%, 01/15/17 (e)	2,290	2,290
Series 2013-1C, 6.13%, 07/15/18 (e)	1,750	1,803
Series 2001-A-1-1, 6.98%, 05/23/21	605	611
Carlyle Global Market Strategies Euro CLO Ltd.
Series 2015-D-2X, 5.50%, 09/21/29, EUR (f) (g)	200	197
Series 2015-E-2X, 6.50%, 09/21/29, EUR (f) (g)	130	122

See accompanying Notes to Financial Statements.

1

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
CDGJ Commercial Mortgage Trust
Series 2014-EPA-BXCH, REMIC, 4.95%, 12/15/27 (e) (f)	281	282
CFCRE Commercial Mortgage Trust
Interest Only, Series 2016-XA-C4, REMIC, 1.77%, 05/10/58 (f)	1,864	216
Continental Airlines Inc. Pass-Through Certificates
Series 2012-C-3, 6.13%, 04/29/18	397	413
Core Industrial Trust
Series 2015-F-CALW, REMIC, 3.85%, 02/10/22 (e) (f)	380	373
Series 2015-G-CALW, REMIC, 3.85%, 02/10/22 (e) (f)	360	338
Credit Acceptance Auto Loan Trust
Series 2015-B-2A, 3.04%, 01/15/19 (e)	305	307
Series 2015-C-2A, 3.76%, 01/15/19 (e)	250	248
Series 2015-B-1A, 2.61%, 01/17/23 (e)	260	260
DCP Rights LLC
Series 2014-A-1A, 5.46%, 10/25/21 (e)	262	261
Delta Air Lines Pass-Through Trust
Series 2015-B-1, 4.25%, 07/30/23	1,422	1,447
Flatiron CLO Ltd.
Series 2012-CR-1A, 5.35%, 10/25/21 (e) (f)	250	248
Series 2013-A1-1A, 2.28%, 01/17/26 (e) (f)	345	345
GAHR Commercial Mortgage Trust
Series 2015-EFX-NRF, REMIC, 3.38%, 12/15/19 (e) (f)	705	685
Series 2015-FFX-NRF, REMIC, 3.38%, 12/15/19 (e) (f)	380	359
Series 2015-GFX-NRF, REMIC, 3.38%, 12/15/19 (e) (f)	875	799
GRACE Mortgage Trust
Series 2014-F-GRCE, REMIC, 3.59%, 06/10/21 (e) (f)	205	201
Hilton USA Trust
Series 2013-EFX-HLT, REMIC, 4.45%, 11/05/18 (e) (f)	374	374
LB-UBS Commercial Mortgage Trust
Series 2006-B-C4, REMIC, 5.87%, 06/15/38 (f)	145	145
Series 2007-AJ-C1, REMIC, 5.48%, 02/15/40	60	60
Lone Star Portfolio Trust
Series 2015-E-LSP, REMIC, 6.30%, 09/15/20 (e) (f)	439	443
Navient Private Education Loan Trust
Series 2015-A3-AA, 2.40%, 07/15/24 (e) (f)	295	303
Series 2015-B-AA, 3.50%, 12/15/24 (e)	100	92
OneMain Financial Issuance Trust
Series 2014-A-1A, 2.43%, 08/18/17 (e)	165	165
Series 2015-A-1A, 3.19%, 01/18/18 (e)	290	292
Series 2015-B-1A, 3.85%, 01/18/18 (e)	290	290
Series 2015-A-2A, 2.57%, 10/18/18 (e)	765	765
Series 2015-B-2A, 3.10%, 01/18/19 (e)	155	153
SLM Private Education Loan Trust
Series 2011-A3-B, 2.95%, 05/15/19 (e) (f)	630	655
Series 2013-B-B, 3.00%, 12/15/19 (e)	360	348
SMB Private Education Loan Trust
Series 2015-B-C, 3.50%, 03/15/26 (e)	775	745
Springleaf Funding Trust
Series 2015-A-AA, 3.16%, 05/15/19 (e)	475	479
United Airlines Inc. Pass-Through Trust
Series 2014-B-2, 4.63%, 09/03/22	470	481
Series 2013-A-1, 4.30%, 08/15/25	776	799
US Airways Pass-Through Trust
Series 2012-C-2, 5.45%, 06/03/18	2,700	2,686
Series 2012-B-1, 8.00%, 10/01/19	174	193
Series 2012-B-2, 6.75%, 06/03/21	559	608
Series 2013-B-1, 5.38%, 11/15/21	1,417	1,502
Wells Fargo Commercial Mortgage Trust
Series 2015-D-C31, REMIC, 3.85%, 11/15/25	200	145
		23,528
Total Non-U.S. Government Agency Asset-Backed Securities (cost $47,155)		45,306
	Shares/Par†	Value
CORPORATE BONDS AND NOTES 51.0%
Australia 0.6%
Westpac Banking Corp.
4.32%, 11/23/31 (f) (i)	2,400	2,395
Belgium 0.1%
Anheuser-Busch InBev SA
2.00%, 03/17/28, EUR (g)	400	445
Brazil 0.1%
Petrobras Global Finance BV
6.63%, 01/16/34, GBP	220	235
Canada 2.4%
1011778 B.C. Unltd. Liability Co.
6.00%, 04/01/22 (e)	1,640	1,714
Cenovus Energy Inc.
5.70%, 10/15/19	3,867	4,135
Enbridge Inc.
6.00%, 01/15/77 (f) (i)	1,000	998
MDC Partners Inc.
6.50%, 05/01/24 (e)	146	131
Teck Resources Ltd.
8.00%, 06/01/21 (e)	85	94
8.50%, 06/01/24 (e)	524	604
6.00%, 08/15/40	730	694
6.25%, 07/15/41	523	504
5.20%, 03/01/42	53	47
		8,921
France 1.2%
Areva SA
4.88%, 09/23/24, EUR	900	976
BNP Paribas Cardif SA
4.03%, (callable at 100 beginning 11/25/25), EUR (g) (j)	500	522
Bouygues SA
1.38%, 06/07/27, EUR (g)	500	522
Casino Guichard Perrachon SA
2.33%, 02/07/25, EUR (g) (k)	400	420
Credit Agricole Assurances SA
4.25%, (callable at 100 beginning 01/13/25), EUR (g) (j)	800	829
Credit Agricole SA
6.50%, (callable at 100 beginning 06/23/21), EUR (g) (j)	100	109
1.88%, 12/20/26, EUR (g)	400	422
Lion/Seneca France 2
7.88%, 04/15/19, EUR (g)	140	144
Numericable - SFR SA
7.38%, 05/01/26 (e)	623	636
		4,580
Germany 2.9%
Aroundtown Property Holdings Plc
3.00%, 05/05/20, EUR (g) (i)	1,300	1,754
ATF Netherlands BV
2.13%, 03/13/23, EUR (g)	700	733
Commerzbank AG
7.75%, 03/16/21, EUR	900	1,132
Deutsche Bank AG
4.25%, 10/14/21 (e)	2,000	2,006
HSH Nordbank AG
7.25%, (callable at 100 beginning 03/30/17) (j)	2,364	563
0.49%, 02/14/17, EUR (f)	1,208	1,257
0.53%, 02/14/17, EUR (f) (g)	544	567
IHO Verwaltungs GmbH
2.75%, 09/15/21, EUR (g) (l)	225	244
Schaeffler Verwaltung Zwei GmbH
3.25%, 09/15/23, EUR (g) (l)	525	569
Unitymedia Hessen GmbH & Co. KG
5.63%, 04/15/23, EUR (g)	80	90
4.00%, 01/15/25, EUR (g)	655	717
3.50%, 01/15/27, EUR (g)	600	619
6.25%, 01/15/29, EUR (g)	400	465
		10,716

See accompanying Notes to Financial Statements.

2

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
Ireland 0.9%
AerCap Ireland Capital Ltd.
4.25%, 07/01/20	832	855
4.63%, 07/01/22	534	550
Allied Irish Banks Plc
4.12%, 11/26/25, EUR (g)	350	373
Ardagh Packaging Finance Plc
4.16%, 05/15/21 (e) (f)	400	412
4.63%, 05/15/23 (e)	200	198
7.25%, 05/15/24 (e)	200	211
Bank of Ireland
7.37%, (callable at 100 beginning 06/18/20), EUR (g) (j)	600	643
		3,242
Italy 1.9%
Autostrade per l Italia SpA
1.75%, 06/26/26, EUR (g)	115	125
Intesa Sanpaolo SpA
7.00%, (callable at 100 beginning 01/19/21), EUR (g) (j)	725	753
6.63%, 09/13/23, EUR (g)	810	1,009
3.93%, 09/15/26, EUR (g)	650	704
Meccanica Holdings USA Inc.
7.38%, 07/15/39 (e)	230	249
Snam SpA
0.88%, 10/25/26, EUR (g)	110	111
Telecom Italia Finance SA
7.75%, 01/24/33, EUR	510	685
Telecom Italia SpA
3.63%, 01/19/24, EUR (g)	300	336
UniCredit SpA
9.25%, (callable at 100 beginning 06/03/22), EUR (g) (j)	250	278
6.95%, 10/31/22, EUR (g)	620	749
5.75%, 10/28/25, EUR (g)	1,535	1,707
Wind Acquisition Finance SA
7.38%, 04/23/21 (e)	500	520
		7,226
Jersey 0.1%
Enterprise Funding Ltd.
3.50%, 09/10/20, GBP (g) (i)	200	237
Luxembourg 0.7%
APERAM
0.63%, 07/08/21 (g) (i)	800	994
Atalaya Luxco
11.50%, 05/30/20, EUR (g) (l) (m) (n)	1,159	1,190
Bilbao Luxembourg SA
10.50%, 12/01/18, EUR (g) (l)	321	345
Matterhorn Telecom SA
3.88%, 05/01/22, EUR (g)	200	217
		2,746
Netherlands 0.2%
Cooperatieve Rabobank U.A.
6.62%, (callable at 100 beginning 06/29/21), EUR (g) (j)	200	225
Petrobras Global Finance BV
4.75%, 01/14/25, EUR	200	205
8.75%, 05/23/26	200	216
		646
Portugal 0.3%
Banco Espirito Santo SA
0.00%, 05/08/17 - 01/21/19, EUR (b) (g) (o)	3,800	1,100
Spain 1.9%
Banco Bilbao Vizcaya Argentaria SA
8.87%, (callable at 100 beginning 04/14/21), EUR (g) (j)	400	453
9.00%, (callable at 100 beginning 05/09/18) (g) (j)	600	625
Banco Popular Espanol SA
8.25%, (callable at 100 beginning 04/10/20), EUR (g) (j)	200	185
11.50%, (callable at 100 beginning 10/10/18), EUR (g) (j)	600	632
	Shares/Par†	Value
Banco Santander SA
6.25%, (callable at 100 beginning 03/12/19), EUR (g) (i) (j)	2,000	1,968
Bankia SA
4.00%, 05/22/24, EUR (g)	900	961
BPE Financiaciones SA
2.00%, 02/03/20, EUR (g)	1,200	1,262
Gas Natural Fenosa Finance BV
3.37%, (callable at 100 beginning 04/24/24), EUR (g) (j)	300	295
Santander Issuances SAU
3.25%, 04/04/26, EUR (g)	400	429
Telefonica Europe BV
3.75%, (callable at 100 beginning 03/15/22), EUR (g) (j)	200	206
5.87%, (callable at 100 beginning 03/31/24), EUR (g) (j)	200	221
		7,237
Switzerland 0.6%
Credit Suisse Group AG
6.25%, (callable at 100 beginning 12/18/24) (e) (j)	400	389
UBS AG
4.75%, 02/12/26, EUR (g)	935	1,056
UBS Group AG
5.75%, (callable at 100 beginning 02/19/22), EUR (g) (j)	250	277
6.87%, (callable at 100 beginning 03/22/21) (g) (j)	450	458
7.00%, (callable at 100 beginning 02/19/25) (g) (j)	225	236
		2,416
United Kingdom 3.7%
Annington Finance No. 5 Plc
13.00%, 01/15/23, GBP (g) (l)	237	341
HBOS Capital Funding LP
6.85%, (callable at 100 beginning 03/23/17) (g) (j)	130	131
HSBC Holdings Plc
4.38%, 11/23/26	1,100	1,107
Iceland Bondco Plc
6.75%, 07/15/24, GBP (g)	100	120
INEOS Finance Plc
4.00%, 05/01/23, EUR (g)	710	773
ITV Plc
2.00%, 12/01/23, EUR (g)	1,200	1,274
Marks & Spencer Group Plc
3.00%, 12/08/23, GBP (g)	300	376
Mercury Bondco Plc
8.25%, 05/30/21, EUR (g) (l)	100	111
New Look Secured Issuer Plc
6.50%, 07/01/22, GBP (g)	970	1,139
Noble Holding International Ltd.
7.75%, 01/15/24	117	110
Pension Insurance Corp. Plc
6.50%, 07/03/24, GBP (g)	175	208
Pizzaexpress Financing 2 Plc
6.63%, 08/01/21, GBP (g)	500	625
Punch Taverns Finance B Ltd.
5.94%, 09/30/22, GBP (g)	740	906
5.27%, 03/30/24, GBP	158	185
Punch Taverns Finance Plc
0.40%, 07/15/21, GBP (f) (g)	63	76
5.90%, 10/15/27, GBP (f) (g)	528	618
Synlab Unsecured Bondco Plc
8.25%, 07/01/23, EUR (g)	200	229
Tullow Oil Jersey Ltd.
6.63%, 07/12/21 (g) (i)	200	265
Tullow Oil Plc
6.25%, 04/15/22 (g)	400	372
Unique Pub Finance Co. Plc
7.40%, 03/30/24, GBP (g)	195	249
5.66%, 06/30/27, GBP	1,078	1,396
6.46%, 03/30/32, GBP (g)	491	532
Virgin Media Receivables Financing Notes I DAC
5.50%, 09/15/24, GBP (g)	450	553
Virgin Media Secured Finance Plc
5.50%, 01/15/25, GBP (g)	180	229
4.88%, 01/15/27, GBP (g)	400	483

See accompanying Notes to Financial Statements.

3

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
6.25%, 03/28/29, GBP (g)	605	780
Voyage Care Bondco Plc
11.00%, 02/01/19, GBP (g) (m)	450	548
		13,736
United States of America 33.4%
21st Century Fox America Inc.
3.38%, 11/15/26 (e)	1,000	979
4.75%, 11/15/46 (e)	1,450	1,451
Abbott Laboratories
2.90%, 11/30/21	1,500	1,496
3.40%, 11/30/23	1,000	995
3.75%, 11/30/26	1,500	1,489
Actavis Funding SCS
4.55%, 03/15/35	990	978
4.85%, 06/15/44	990	980
4.75%, 03/15/45	2,000	1,960
Albertsons Cos. LLC
6.63%, 06/15/24 (e)	113	118
Alere Inc.
6.50%, 06/15/20	1,375	1,354
6.38%, 07/01/23 (e)	955	949
Allstate Corp.
3.28%, 12/15/26	1,450	1,453
4.20%, 12/15/46	1,450	1,477
American Airlines Group Inc.
4.63%, 03/01/20 (e)	515	521
Amgen Inc.
1.85%, 08/19/21	1,485	1,429
2.60%, 08/19/26	1,485	1,364
4.40%, 05/01/45	1,475	1,413
Amsurg Corp.
5.63%, 07/15/22	390	402
AT&T Inc.
0.00%, 11/27/22 (e) (h)	3,000	2,393
4.13%, 02/17/26	1,000	1,011
Ball Corp.
4.38%, 12/15/23, EUR	100	116
Bank of America Corp.
6.10%, (callable at 100 beginning 03/17/25) (j)	1,000	1,006
6.50%, (callable at 100 beginning 10/23/24) (j)	1,500	1,568
Bank of New York Mellon Corp.
4.63%, (callable at 100 beginning 09/20/26) (j)	552	506
Baxter International Inc.
3.50%, 08/15/46	1,985	1,662
Blackstone CQP Holdco LP
9.30%, 03/31/19 (g) (m)	716	722
Cablevision Systems Corp.
5.88%, 09/15/22	320	312
Capital One Financial Corp.
3.75%, 07/28/26	1,160	1,123
CCO Holdings LLC
5.88%, 04/01/24 (e)	245	262
CenturyLink Inc.
5.80%, 03/15/22	160	164
7.50%, 04/01/24	1,085	1,139
CF Industries Inc.
3.40%, 12/01/21 (e)	1,500	1,483
4.50%, 12/01/26 (e)	1,500	1,472
5.38%, 03/15/44	1,200	990
Charter Communications Operating LLC
4.91%, 07/23/25	2,975	3,132
Cheniere Corpus Christi Holdings LLC
7.00%, 06/30/24 (e)	126	136
5.88%, 03/31/25 (e)	156	159
Chesapeake Energy Corp.
8.00%, 01/15/25 (e)	456	465
Citigroup Inc.
4.75%, 05/18/46	1,900	1,898
Clear Channel Worldwide Holdings Inc.
6.50%, 11/15/22	325	332
CONSOL Energy Inc.
5.88%, 04/15/22	715	701
Cox Communications Inc.
3.25%, 12/15/22 (e)	639	622
	Shares/Par†	Value
2.95%, 06/30/23 (e)	952	895
3.35%, 09/15/26 (e)	1,915	1,826
CSC Holdings LLC
5.25%, 06/01/24	75	73
Diamond 1 Finance Corp.
7.13%, 06/15/24 (e)	531	589
Discovery Communications LLC
4.90%, 03/11/26	814	856
DJO Finco LLC
8.13%, 06/15/21 (e)	198	172
Dollar Tree Inc.
5.25%, 03/01/20	20	21
EMC Corp.
1.88%, 06/01/18	813	804
Endo Finance LLC
6.00%, 07/15/23 (e)	400	351
6.50%, 02/01/25 (e)	200	167
Energy Transfer Partners LP
6.50%, 02/01/42	903	974
5.95%, 10/01/43	505	520
6.13%, 12/15/45	2,320	2,464
Finisar Corp.
0.50%, 12/15/36 (e) (i)	237	239
First Data Corp.
7.00%, 12/01/23 (e)	704	750
5.75%, 01/15/24 (e)	284	293
Florida East Coast Holdings Corp.
6.75%, 05/01/19 (e) (p)	427	442
Ford Motor Co.
4.35%, 12/08/26	1,000	1,009
5.29%, 12/08/46	1,000	1,011
Freeport-McMoRan Inc.
2.38%, 03/15/18	344	341
3.10%, 03/15/20	595	580
4.00%, 11/14/21	160	156
5.45%, 03/15/43	235	194
Gilead Sciences Inc.
3.65%, 03/01/26	990	1,002
Goldman Sachs Group Inc.
2.64%, 10/28/27 (f)	4,400	4,485
5.15%, 05/22/45	1,900	1,994
Gulfport Energy Corp.
6.38%, 05/15/25 (e)	54	55
Halliburton Co.
5.00%, 11/15/45	1,900	2,057
HCA Inc.
4.25%, 10/15/19	742	772
Herc Spinoff Escrow Issuer LLC
7.50%, 06/01/22 (e)	1,405	1,481
7.75%, 06/01/24 (e)	650	683
Hess Corp.
5.80%, 04/01/47	2,500	2,590
Hilton Worldwide Finance LLC
5.63%, 10/15/21	425	439
Hologic Inc.
5.25%, 07/15/22 (e)	100	105
Inception Merger Sub Inc.
8.63%, 11/15/24 (e)	189	200
Italics Merger Sub Inc.
7.13%, 07/15/23 (e)	1,343	1,279
Jaguar Holding Co. II
6.38%, 08/01/23 (e)	245	262
JPMorgan Chase & Co.
6.10%, (callable at 100 beginning 10/01/24) (j)	1,000	1,012
JPMorgan Chase Capital XXIII
1.91%, 05/15/47 (f)	4,800	3,962
KLX Inc.
5.88%, 12/01/22 (e)	85	88
Level 3 Financing Inc.
6.13%, 01/15/21	662	687
5.13%, 05/01/23	142	143
5.38%, 01/15/24	90	91
LG FinanceCo Corp.
5.88%, 11/01/24 (e)	610	619

See accompanying Notes to Financial Statements.

4

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
LGE HoldCo VI BV
7.13%, 05/15/24, EUR (g)	570	681
Mallinckrodt International Finance SA
4.88%, 04/15/20 (e)	46	46
5.75%, 08/01/22 (e)	1,285	1,237
5.50%, 04/15/25 (e)	40	36
Meccanica Holdings USA Inc.
6.25%, 01/15/40 (e) (p)	1,120	1,134
Micron Technology Inc.
5.25%, 08/01/23 (e)	1,945	1,952
7.50%, 09/15/23 (e)	1,015	1,124
Morgan Stanley
2.28%, 10/24/23 (f)	1,900	1,921
Mylan NV
3.13%, 11/22/28, EUR (g)	800	856
NBTY Inc.
7.63%, 05/15/21 (e)	151	156
Nexstar Escrow Corp.
5.63%, 08/01/24 (e)	90	89
Northwest Florida Timber Finance LLC
4.75%, 03/04/29 (e)	605	529
Novelis Corp.
6.25%, 08/15/24 (e)	268	284
5.88%, 09/30/26 (e)	197	199
NRG Energy Inc.
6.63%, 01/15/27 (e)	171	162
Nuance Communications Inc.
5.38%, 08/15/20 (e)	85	87
Phillips 66 Partners LP
4.90%, 10/01/46	1,000	958
Plains All American Pipeline LP
4.50%, 12/15/26	1,000	1,013
Post Holdings Inc.
7.75%, 03/15/24 (e)	179	199
8.00%, 07/15/25 (e)	88	99
PQ Corp.
6.75%, 11/15/22 (e)	58	62
Prime Security Services Borrower LLC
9.25%, 05/15/23 (e)	1,483	1,615
Project Homestake Merger Corp.
8.88%, 03/01/23 (e)	545	578
Qorvo Inc.
6.75%, 12/01/23	1,010	1,111
7.00%, 12/01/25	1,156	1,280
QUALCOMM Inc.
4.80%, 05/20/45	675	720
Realogy Group LLC
4.88%, 06/01/23 (e)	139	134
RegionalCare Hospital Partners Holdings Inc.
8.25%, 05/01/23 (e)	98	98
Reynolds Group Issuer Inc.
4.38%, 07/15/21 (e) (f)	173	177
7.00%, 07/15/24 (e)	68	72
Rite Aid Corp.
6.13%, 04/01/23 (e)	1,659	1,783
Sabine Pass Liquefaction LLC
5.63%, 02/01/21 (k)	174	186
6.25%, 03/15/22	276	302
5.88%, 06/30/26 (e)	144	155
Sabre GLBL Inc.
5.38%, 04/15/23 (e)	832	849
5.25%, 11/15/23 (e)	262	269
Sprint Communications Inc.
9.00%, 11/15/18 (e)	189	208
Sprint Spectrum Co LLC
3.36%, 09/20/21 (e)	900	902
Standard Industries Inc.
5.13%, 02/15/21 (e)	51	53
Symantec Corp.
3.95%, 06/15/22	320	316
Tenet Healthcare Corp.
5.00%, 03/01/19	556	542
4.46%, 06/15/20 (f)	500	503
6.00%, 10/01/20	247	257
7.50%, 01/01/22 (e)	39	41
	Shares/Par†	Value
Time Inc.
5.75%, 04/15/22 (e)	320	331
Time Warner Cable Inc.
5.00%, 02/01/20	1,221	1,295
5.88%, 11/15/40	1,485	1,581
Time Warner Inc.
3.80%, 02/15/27	470	466
4.65%, 06/01/44	118	114
4.85%, 07/15/45	882	884
T-Mobile USA Inc.
6.63%, 04/28/21	172	180
6.73%, 04/28/22	79	83
6.00%, 03/01/23	606	640
6.50%, 01/15/24	240	257
6.38%, 03/01/25	340	363
TransDigm Inc.
6.00%, 07/15/22	308	320
6.50%, 07/15/24	418	437
United States Steel Corp.
8.38%, 07/01/21 (e)	99	109
Univision Communications Inc.
5.13%, 02/15/25 (e)	88	84
Wayne Merger Sub LLC
8.25%, 08/01/23 (e)	200	207
Weatherford International Plc
9.88%, 02/15/24 (e)	122	130
Wells Fargo & Co.
4.75%, 12/07/46	3,300	3,331
Western Digital Corp.
7.38%, 04/01/23 (e)	1,344	1,478
10.50%, 04/01/24 (e)	1,719	2,033
Williams Cos. Inc.
5.75%, 06/24/44	950	922
Williams Partners LP
4.90%, 01/15/45	1,000	923
5.10%, 09/15/45	629	597
WMG Acquisition Corp.
4.13%, 11/01/24, EUR (g)	225	245
XPO Logistics Inc.
6.50%, 06/15/22 (e)	234	246
Zayo Group LLC
6.38%, 05/15/25	138	144
		125,290
Total Corporate Bonds And Notes (cost $197,048)		191,168
VARIABLE RATE SENIOR LOAN INTERESTS 17.8% (f)
Austria 0.2%
Constantinople Lux I SARL
Term Loan B-2, 4.00%, 04/30/22, EUR	97	103
Term Loan B-1, 4.00%, 06/30/22, EUR	647	689
		792
Canada 0.0%
CEVA Logistics Canada ULC
Term Loan, 6.50%, 03/18/21	9	7
Cayman Islands 1.2%
Avago Technologies Cayman Ltd.
Term Loan B-3, 3.70%, 02/01/23	4,390	4,451
France 0.7%
SFR Group SA
Term Loan B-10, 4.00%, 01/19/25, EUR	1,000	1,058
Technicolor SA
Term Loan B, 3.25%, 11/22/23, EUR	1,300	1,369
		2,427
Germany 0.2%
Springer SBM Two GmbH
Term Loan B-8, 4.75%, 08/14/20, EUR	788	830
Luxembourg 0.7%
Azelis Finance SA
1st Lien Term Loan, 6.50%, 11/19/22, EUR	362	382
2nd Lien Term Loan, 9.50%, 11/19/23, EUR	450	473
Gol LuxCo SA
1st Lien Term Loan, 6.50%, 08/18/20	1,594	1,628

See accompanying Notes to Financial Statements.

5

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
Lully Finance SARL
Term Loan, 9.25%, 07/30/23, EUR	100	106
		2,589
Netherlands 1.1%
Axalta Coating Systems Ltd.
Term Loan, 3.00%, 02/01/23, EUR	1,000	1,062
CEVA Intercompany BV
Term Loan, 6.50%, 03/18/21	50	41
NXP BV
Term Loan F, 3.36%, 12/07/20	3,119	3,133
		4,236
Spain 0.2%
Capio Sanidad
2nd Lien Term Loan, 8.25%, 11/28/22, EUR	200	211
Car Rentals Subsidiary SLU
Term Loan B, 6.00%, 06/30/20, EUR	450	476
		687
United Kingdom 0.5%
CEVA Group Plc
Term Loan, 6.50%, 03/12/21	69	56
CEVA Logistics BV
1st Lien Term Loan, 6.50%, 03/12/21	49	40
Intervias Finco Ltd.
Term Loan C-2, 5.00%, 01/30/23, EUR	1,375	1,435
Optima Sub-Finco Ltd.
Term Loan B-2, 5.00%, 01/21/23, EUR	384	401
		1,932
United States of America 13.0%
1011778 B.C. Unltd. Liability Co.
Term Loan B-2, 3.75%, 12/10/21	329	332
Alere Inc.
Term Loan B, 4.25%, 06/15/22	1,483	1,481
Alliant Holdings I Inc.
Term Loan B, 4.75%, 08/12/22	274	276
Altice US Finance I Corp.
Term Loan B, 3.88%, 01/21/25	69	70
AMAYA Holdings BV
1st Lien Term Loan, 5.00%, 07/29/21	269	270
American Builders & Contractors Supply Co.
Term Loan B, 3.50%, 09/22/23	158	160
American Energy - Marcellus LLC
2nd Lien Term Loan, 8.50%, 07/07/21	568	68
Applied Systems Inc.
1st Lien Term Loan, 4.00%, 01/25/21	435	439
Avaya Inc.
Term Loan B-7, 6.25%, 04/30/20	50	44
Bass Pro Group LLC
Term Loan, 4.00%, 06/15/20	94	94
Term Loan B, 5.97%, 04/01/24	60	59
BE Aerospace Inc.
Term Loan B, 3.85%, 11/12/21	108	108
Berry Plastics Holding Corp.
Term Loan H, 3.75%, 10/01/22	129	130
BJ's Wholesale Club Inc.
1st Lien Term Loan, 4.50%, 09/26/19	276	279
Boyd Gaming Corp.
Term Loan B, 4.00%, 08/15/21	65	66
Bright Horizons Family Solutions LLC
Term Loan B, 5.25%, 01/30/20	242	244
Caesars Entertainment Resort Properties LLC
Term Loan B, 7.00%, 09/17/20	732	738
Calpine Corp.
Term Loan B-5, 3.59%, 06/15/22	190	191
Term Loan B-7, 3.84%, 05/15/23	209	210
Camelot UK Holdco Ltd.
Term Loan B, 4.75%, 09/15/23	110	111
Catalent Pharma Solutions Inc.
Term Loan B, 4.25%, 04/30/21	191	192
Cavium Inc.
Term Loan B, 3.75%, 08/15/22	422	426
CBS Radio Inc.
Term Loan B, 4.50%, 10/06/23	95	96
	Shares/Par†	Value
Charter Communications Operating LLC
Term Loan I, 3.50%, 01/24/23	403	405
Chesapeake Energy Corp.
Term Loan, 8.50%, 08/25/21	943	1,026
CHG Healthcare Services Inc.
Term Loan B, 4.75%, 06/01/23	169	170
Chobani LLC
1st Lien Term Loan, 5.25%, 09/30/23	654	663
CITGO Holding Inc.
Term Loan B, 9.50%, 05/09/18	99	100
Community Health Systems Inc.
Term Loan G, 3.75%, 12/31/19	364	353
Continental Building Products LLC
Term Loan, 4.00%, 08/14/20	179	180
Cortes NP Acquisition Corp.
Term Loan B, 5.00%, 09/29/23	215	218
Cotiviti Corp.
1st Lien Term B Loan, 3.61%, 09/28/23	171	172
CPG International Inc.
Term Loan, 4.75%, 09/13/20	363	365
CSC Holdings LLC
Term Loan, 3.88%, 10/15/24	185	187
Cypress Semiconductor Corp.
Term Loan B, 6.50%, 07/05/21	247	252
DaVita HealthCare Partners Inc.
Term Loan B, 3.50%, 06/20/21	196	198
Dell Inc.
Term Loan B, 4.00%, 06/02/23	2,325	2,363
DJO Finance LLC
Term Loan, 4.25%, 06/08/20	198	189
Dollar Tree Inc.
Term Loan B-2, 3.50%, 05/26/22	51	52
DPx Holdings BV
Incremental Term Loan, 4.25%, 03/11/21	248	250
DTZ US Borrower LLC
1st Lien Term Loan, 4.25%, 11/04/21	188	189
Dynegy Inc.
Incremental Term Loan C, 5.00%, 06/15/23	230	233
Endo Luxembourg Finance Co. I SARL
Term Loan B, 3.75%, 06/30/22	277	278
Energy Future Intermediate Holding Co. LLC
DIP Term Loan, 4.25%, 06/30/17	530	533
Envision Healthcare Corp.
Term Loan B, 3.75%, 11/15/23	380	384
Equinix Inc.
Term Loan, 3.25%, 12/07/23	1,000	1,006
ESH Hospitality Inc.
Term Loan B, 3.77%, 08/15/23	617	624
Filtration Group Corp.
1st Lien Term Loan, 4.25%, 11/20/20	58	58
Delayed Draw Term Loan, 4.25%, 11/21/20	132	132
First Data Corp.
Term Loan, 3.76%, 03/24/21	696	704
Flex Acquisition Co. Inc.
Term Loan, 8.00%, 12/15/17 (n)	888	886
1st Lien Term Loan, 5.00%, 12/15/23	85	86
Four Seasons Holdings Inc.
Term Loan B, 3.75%, 11/18/23	82	83
Gates Global Inc.
Term Loan B, 4.25%, 07/03/21	535	535
Grifols Worldwide Operations Ltd.
Term Loan B, 3.68%, 03/03/21	486	489
Harbor Freight Tools USA Inc.
Term Loan B, 4.14%, 08/15/23	154	156
HD Supply Inc.
Incremental Term Loan B-1, 3.63%, 08/13/21	199	200
Incremental Term Loan B-2, 2.75%, 10/01/23	410	413
Hostess Brands LLC
1st Lien Term Loan, 4.50%, 08/03/22	149	151
Informatica Corp.
Term Loan, 4.50%, 06/01/22	1,027	1,021
Intelsat Jackson Holdings SA
Term Loan B-2, 3.75%, 06/30/19	200	193
InVentiv Health Inc.
Term Loan B, 5.25%, 09/29/23	1,642	1,656

See accompanying Notes to Financial Statements.

6

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
Jaguar Holding Co. II
Term Loan B, 4.25%, 08/05/22	1,052	1,063
Term Loan, 4.25%, 08/18/22	90	91
KAR Auction Services Inc.
Term Loan B-3, 4.38%, 03/01/23	89	91
Keurig Green Mountain Inc.
Senior 1st Lien Term Loan, 5.00%, 02/01/23, EUR	-	—
Kronos Inc.
1st Lien Term Loan, 5.00%, 10/18/23	210	212
Level 3 Financing Inc.
Term Loan B, 4.00%, 12/31/20	300	304
LTS Buyer LLC
1st Lien Term Loan, 4.09%, 03/15/20	219	220
MacDermid Inc.
Term Loan, 0.00%, 06/07/20, EUR (q)	1,000	1,060
1st Lien Term Loan, 5.50%, 06/15/20	483	488
MGM Growth Properies Operating Partnership LP
Term Loan B, 3.50%, 04/15/23	289	292
Michaels Stores Inc.
Term Loan B-1, 3.75%, 01/28/23	774	783
Micron Technology Inc.
Term Loan, 4.36%, 04/15/22	1,095	1,111
Mitchell International Inc.
1st Lien Term Loan, 4.50%, 09/27/20	177	177
MPH Acquisition Holdings LLC
Term Loan B, 5.00%, 05/16/20	144	146
National Vision Inc.
1st Lien Term Loan, 4.00%, 03/12/21	147	147
Nature's Bounty Co.
Term Loan B, 5.00%, 05/05/23	75	75
Novelis Inc.
Term Loan B, 4.00%, 06/15/22	632	636
ON Semiconductor Corp.
Term Loan B, 5.25%, 03/15/23	1,031	1,044
Ortho-Clinical Diagnostics Inc.
Term Loan B, 4.75%, 04/29/21	220	218
Oxea Finance & Cy SCA
1st Lien Term Loan B-2, 4.25%, 11/30/19	495	482
PETCO Animal Supplies Inc.
Term Loan B-1, 5.00%, 01/17/23	202	203
Pinnacle Foods Finance LLC
Term Loan G, 3.00%, 04/15/20	432	436
Platform Specialty Products Corp.
Term Loan B-5, 4.50%, 06/07/20	99	100
PQ Corp.
Term Loan, 5.75%, 11/04/22	60	60
Prime Security Services Borrower LLC
Incremental Term Loan B-1, 4.75%, 04/21/22	806	816
Quikrete Holdings Inc.
1st Lien Term Loan, 4.00%, 11/15/23	95	96
Quintiles IMS Inc.
Term Loan B, 3.50%, 03/17/21	628	631
Rackspace Hosting Inc.
1st Lien Term Loan, 4.50%, 10/26/23	137	138
RCN Grande
1st Lien Term Loan, 3.75%, 12/09/23	75	75
Revlon Consumer Products Corp.
Term Loan B, 4.25%, 07/14/23	155	156
Rexnord LLC
Term Loan B, 4.00%, 08/15/20	189	190
RP Crown Parent LLC
Term Loan, 5.25%, 09/21/23	525	530
RPI Finance Trust
Term Loan B-5, 3.03%, 10/14/22	201	203
Sabre Inc.
Term Loan B, 4.00%, 02/19/19	800	808
Serta Simmons Bedding LLC
1st Lien Term Loan, 4.50%, 10/20/23	250	253
ServiceMaster Co.
Term Loan B, 3.11%, 11/02/23	355	356
Signode Industrial Group US Inc.
Term Loan B, 4.00%, 05/01/21	68	68
SolarWinds Holdings Inc.
Refinancing Term Loan, 5.50%, 02/05/23	1,443	1,459
	Shares/Par†	Value
Spectrum Brands Inc.
Term Loan B-1, 5.25%, 06/20/22	213	215
Spin Holdco Inc.
Term Loan B, 4.25%, 11/14/19	239	238
Springer SBM Two GmbH
Term Loan, 9.00%, 08/14/21, EUR (g) (m) (n)	344	362
Station Casinos LLC
Term Loan B, 3.75%, 05/29/23	126	127
Surgery Center Holdings Inc.
1st Lien Term Loan, 4.75%, 07/16/20	84	84
Surgical Care Affiliates
Incremental Term Loan B, 3.75%, 03/17/22	74	74
Team Health Inc.
Term Loan, 3.84%, 11/23/22	149	149
Telenet International Finance SARL
Temr Loan AF, 3.70%, 01/31/25	200	201
TEX Operations Co. LLC
Term Loan B, 5.00%, 08/04/23	1,044	1,056
Term Loan C, 5.00%, 08/04/23	238	241
T-Mobile USA Inc.
Term Loan B, 3.52%, 11/03/22	198	200
TransDigm Inc.
Term Loan F, 3.75%, 05/25/23	404	408
TransUnion LLC
Term Loan B-2, 3.50%, 04/09/21	246	248
Univision Communications Inc.
Term Loan C-4, 4.00%, 03/01/20	291	293
US Foods Inc.
Term Loan B, 4.00%, 06/07/23	761	769
USAGM HoldCo LLC
Incremental Delayed Draw Term Loan, 5.50%, 07/28/22	216	217
Incremental Term Loan, 5.50%, 07/28/22	1,085	1,092
Veritas Software Corp.
Term Loan B-1, 6.63%, 06/07/23, EUR	427	405
Vertafore Inc.
1st Lien Term Loan, 4.75%, 06/13/23	85	85
Western Digital Corp.
Term Loan B-1, 4.50%, 04/29/23	1,588	1,612
WEX Inc.
Term Loan B, 4.25%, 03/31/23	194	197
Wilsonart LLC
Term Loan B, 4.00%, 11/01/19	290	293
Term Loan, 4.75%, 12/14/23	276	278
XPO Logistics Inc.
Term Loan B-2, 4.25%, 10/30/21	40	40
Yum! Brands Inc.
1st Lien Term Loan B, 3.49%, 05/23/23	953	965
Zayo Group LLC
Term Loan B, 3.75%, 07/02/19	268	271
		48,575
Total Variable Rate Senior Loan Interests (cost $66,673)		66,526
GOVERNMENT AND AGENCY OBLIGATIONS 2.2%
Argentina 0.1%
Argentina Republic Government International Bond
6.88%, 04/22/21 (g)	425	453
Belarus 0.0%
Republic of Belarus
8.95%, 01/26/18 (g)	100	103
Brazil 0.4%
Brazil Government International Bond
2.88%, 04/01/21, EUR	1,500	1,609
Cote D'Ivoire 0.0%
Ivory Coast Government International Bond
5.75%, 12/31/32 (g)	99	91
Croatia 0.1%
Croatia Government International Bond
3.88%, 05/30/22, EUR (g)	400	452
Greece 0.2%
Hellenic Republic Government Bond
4.75%, 04/17/19, EUR	195	194

See accompanying Notes to Financial Statements.

7

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
3.00%, 02/24/24, EUR (g) (k)	535	448
		642
Hungary 0.1%
Hungary Government International Bond
5.38%, 03/25/24	320	349
Indonesia 0.1%
Indonesia Government International Bond
2.88%, 07/08/21, EUR (g)	440	483
Portugal 0.2%
Portugal Government International Bond
5.13%, 10/15/24 (g)	725	701
Russian Federation 0.3%
Russia Government Bond
3.25%, 04/04/17 (g)	400	401
Russia Government International Bond
5.00%, 04/29/20 (g)	600	637
		1,038
Serbia 0.3%
Republic of Serbia
5.88%, 12/03/18 (g)	520	544
Serbia International Bond
4.88%, 02/25/20 (g)	400	406
		950
United States of America 0.4%
U.S. Treasury Bond
2.88%, 11/15/46	1,356	1,306
Venezuela 0.0%
Petroleos de Venezuela SA
6.00%, 11/15/26 (g)	300	116
Venezuela Government International Bond
11.75%, 10/21/26 (g)	100	57
		173
Total Government And Agency Obligations (cost $8,622)		8,350
SHORT TERM INVESTMENTS 32.3%
Investment Companies 9.3%
JNL Money Market Fund, 0.34% (c) (r)	34,900	34,900
Repurchase Agreements 23.0%
Repurchase Agreements (s)		86,080
Total Short Term Investments (cost $121,049)		120,980
Total Investments 116.5% (cost $444,406)		436,237
Total Securities Sold Short (22.6)% (proceeds $84,927)		(84,610)
Total Purchased Options 0.2% (cost $716)		736
Other Derivative Instruments (0.4)%		(1,405)
Other Assets and Liabilities, Net 6.3%		23,551
Total Net Assets 100.0%		$374,509

(a) The Fund had an unfunded commitment at December 31, 2016. See Unfunded Commitments in the Notes to Financial Statements.

(b) Non-income producing security.

(c) Investment in affiliate.

(d) All or a portion of the security is subject to a written call option.

(e) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. As of December 31, 2016, the net value and the percentage of net assets of these liquid securities was $67,332 and 18.0%, respectively.

(f) The security or securities in this category have a variable rate. Rate stated was in effect as of December 31, 2016.

(g) Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(h) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(i) Convertible security.

(j) Perpetual security.

(k) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2016.

(l) Pay-in-kind security. The coupon interest earned by the security may be paid in cash or additional par.

(m) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees.

Shares/Par†	Value

(n) Security fair valued in good faith in accordance with the procedures approved by the Jackson Variable Series Trust's Board of Trustees. Good faith fair valued securities may be classified as Level 2 or Level 3 for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(o) Issuer was in bankruptcy and/or was in default relating to principal and/or interest.

(p) All or a portion of the security is pledged or segregated as collateral.

(q) This variable rate senior loan will settle after December 31, 2016, at which time the interest rate will be determined.

(r) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2016.

(s) For repurchase agreements held at December 31, 2016, see Repurchase Agreements in these Schedules of Investments.

	Shares/Par†	Value
SECURITIES SOLD SHORT (22.6%)
CORPORATE BONDS AND NOTES (13.6%)
Belgium (0.4%)
Anheuser-Busch InBev Finance Inc.
4.90%, 02/01/46	(1,425)	$(1,542)
China (0.1%)
Bank of Communications Co. Ltd.
5.00%, (callable at 100 beginning 07/29/20) (a) (b) (c)	(200)	(205)
Industrial & Commercial Bank of China Ltd.
6.00%, (callable at 100 beginning 12/10/19) (a) (b) (c)	(200)	(211)
		(416)
Germany (0.1%)
Deutsche Bank AG
7.50%, (callable at 100 beginning 04/30/25) (b)	(200)	(184)
Israel (0.6%)
Teva Pharmaceutical Finance Netherlands III BV
3.15%, 10/01/26	(600)	(555)
4.10%, 10/01/46	(2,000)	(1,724)
		(2,279)
Switzerland (0.3%)
Novartis Capital Corp.
4.00%, 11/20/45	(1,100)	(1,113)
Syngenta Finance NV
1.88%, 11/02/21, EUR (a)	(100)	(112)
		(1,225)
United States of America (12.1%)
AbbVie Inc.
4.45%, 05/14/46	(945)	(910)
AECOM
5.88%, 10/15/24	(340)	(366)
Ally Financial Inc.
5.13%, 09/30/24	(250)	(256)
Anadarko Petroleum Corp.
6.60%, 03/15/46	(400)	(496)
Baxalta Inc.
5.25%, 06/23/45	(475)	(508)
CBS Corp.
2.90%, 01/15/27	(950)	(884)
CDW LLC
5.50%, 12/01/24	(160)	(165)
Celgene Corp.
3.88%, 08/15/25	(1,000)	(1,017)
Citigroup Inc.
6.13%, (callable at 100 beginning 11/15/20) (b)	(1,500)	(1,556)
CVS Health Corp.
5.13%, 07/20/45	(1,900)	(2,130)
Enterprise Products Operating LLC
3.95%, 02/15/27	(1,000)	(1,027)
Express Scripts Holding Co.
4.80%, 07/15/46	(1,422)	(1,369)
Exxon Mobil Corp.
3.04%, 03/01/26	(1,250)	(1,249)
4.11%, 03/01/46	(1,250)	(1,284)

See accompanying Notes to Financial Statements.

8

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
Ford Motor Credit Co. LLC
4.39%, 01/08/26	(800)	(813)
Goldman Sachs Group Inc.
3.75%, 02/25/26	(2,859)	(2,874)
Infor US Inc.
6.50%, 05/15/22	(350)	(368)
JC Penney Corp. Inc.
5.88%, 07/01/23 (d)	(1,250)	(1,295)
JPMorgan Chase & Co.
6.75%, (callable at 100 beginning 02/01/24) (b)	(937)	(1,012)
2.30%, 08/15/21	(2,800)	(2,749)
4.13%, 12/15/26	(1,400)	(1,433)
Kennametal Inc.
3.88%, 02/15/22	(38)	(37)
Kinder Morgan Inc.
4.30%, 06/01/25	(1,500)	(1,548)
Lifepoint Health Inc.
5.50%, 12/01/21	(510)	(531)
Merck & Co. Inc.
3.70%, 02/10/45	(1,100)	(1,052)
Morgan Stanley
5.45%, (callable at 100 beginning 07/15/19) (b)	(1,500)	(1,489)
5.55%, (callable at 100 beginning 07/15/20) (b)	(389)	(394)
3.88%, 01/27/26	(1,400)	(1,418)
3.13%, 07/27/26	(1,425)	(1,365)
Mylan NV
5.25%, 06/15/46 (d)	(1,425)	(1,321)
Philip Morris International Inc.
2.75%, 02/25/26	(2,485)	(2,391)
QUALCOMM Inc.
3.45%, 05/20/25	(1,170)	(1,191)
Seagate HDD Cayman
4.75%, 06/01/23	(750)	(744)
Target Corp.
4.00%, 07/01/42	(1,667)	(1,666)
United Rentals North America Inc.
5.88%, 09/15/26	(410)	(426)
Verizon Communications Inc.
2.63%, 08/15/26	(1,500)	(1,384)
4.86%, 08/21/46	(1,400)	(1,427)
Wells Fargo & Co.
2.10%, 07/26/21	(2,800)	(2,726)
Welltower Inc.
4.00%, 06/01/25	(544)	(557)
		(45,428)
Total Corporate Bonds And Notes (proceeds $51,499)		(51,074)
GOVERNMENT AND AGENCY OBLIGATIONS (9.0%)
Ecuador (0.1%)
Ecuador Government International Bond
7.95%, 06/20/24 (a)	(200)	(193)
France (1.8%)
France Government Bond OAT
2.25%, 10/25/22, EUR	(5,700)	(6,819)
United States of America (7.1%)
U.S. Treasury Bond
2.25%, 08/15/46	(14,488)	(12,152)
U.S. Treasury Note
1.00%, 11/30/18	(740)	(738)
1.00%, 11/15/19	(4,365)	(4,311)
1.75%, 11/30/21	(1,331)	(1,320)
1.63%, 10/31/23	(4,155)	(3,994)
2.13%, 11/30/23	(1,100)	(1,092)
1.50%, 08/15/26	(500)	(459)
2.00%, 11/15/26	(2,558)	(2,458)
		(26,524)
Total Government And Agency Obligations (proceeds $33,428)		(33,536)
Total Securities Sold Short (22.6%) (proceeds $84,927)		$(84,610)

(a) Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(b) Perpetual security.

(c) Convertible security.

Shares/Par†	Value

(d) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. As of December 31, 2016, the net value and the percentage of net assets of these liquid securities was $67,332 and 18.0%, respectively.

JNL/DFA U.S. Micro Cap Fund
COMMON STOCKS 99.3%
Consumer Discretionary 14.5%
1-800-Flowers.com Inc. - Class A (a)	7	$73
Abercrombie & Fitch Co. - Class A (b)	3	40
AH Belo Corp. - Class A	4	28
AMC Entertainment Holdings Inc. - Class A	1	33
American Axle & Manufacturing Holdings Inc. (a)	11	210
American Public Education Inc. (a)	3	71
America's Car-Mart Inc. (a)	2	70
Arctic Cat Inc. (a) (b)	2	35
Ark Restaurants Corp.	1	14
Asbury Automotive Group Inc. (a)	2	153
Ascent Capital Group Inc. - Class A (a)	2	35
Ballantyne Strong Inc. (a)	2	15
Barnes & Noble Education Inc. (a)	5	56
Barnes & Noble Inc.	8	87
Bassett Furniture Industries Inc.	1	35
Belmond Ltd. - Class A (a)	12	161
Big 5 Sporting Goods Corp.	3	47
Biglari Holdings Inc. (a)	-	150
BJ's Restaurants Inc. (a)	3	108
Blue Nile Inc.	1	54
Bob Evans Farms Inc.	3	167
Bojangles' Inc. (a)	4	82
Bon-Ton Stores Inc. (a) (b)	2	3
Boot Barn Holdings Inc. (a) (b)	3	37
Bravo Brio Restaurant Group Inc. (a)	3	13
Bridgepoint Education Inc. (a)	6	65
Build-A-Bear Workshop Inc. (a)	3	46
Caleres Inc.	7	235
Callaway Golf Co.	14	159
Cambium Learning Group Inc. (a)	3	13
Capella Education Co.	2	154
Career Education Corp. (a)	12	119
Carriage Services Inc.	3	78
Carrol's Restaurant Group Inc. (a)	6	93
Cato Corp. - Class A	4	112
Cavco Industries Inc. (a)	1	142
Central European Media Entertainment Ltd. - Class A (a) (b)	10	25
Century Casinos Inc. (a)	1	11
Century Communities Inc. (a)	3	65
Cherokee Inc. (a)	1	15
Chico's FAS Inc.	17	245
Childrens Place Retail Stores Inc.	3	276
Christopher & Banks Corp. (a)	5	12
Chuy's Holdings Inc. (a)	2	77
Citi Trends Inc.	3	60
ClubCorp Holdings Inc.	10	142
Collectors Universe Inc.	2	38
Cooper-Standard Holding Inc. (a)	2	204
Core-Mark Holding Co. Inc.	1	41
Crocs Inc. (a)	9	63
Culp Inc.	2	77
Cumulus Media Inc. - Class A (a)	2	2
Del Frisco's Restaurant Group Inc. (a)	3	56
Del Taco Restaurants Inc. (a)	6	86
Delta Apparel Inc. (a)	1	31
Denny's Corp. (a)	11	143
Destination Maternity Corp. (b)	1	7
Destination XL Group Inc. (a)	12	50
DeVry Education Group Inc.	3	86
DineEquity Inc.	2	149
Dixie Group Inc. - Class A (a)	1	3
Drew Industries Inc.	1	68
Duluth Holdings Inc. - Class B (a) (b)	1	31
El Pollo Loco Holdings Inc. (a) (b)	3	33

See accompanying Notes to Financial Statements.

9

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
Entercom Communications Corp. - Class A	5	78
Entravision Communications Corp. - Class A	8	54
Escalade Inc.	2	28
Ethan Allen Interiors Inc.	5	175
EVINE Live Inc. - Class A (a)	5	8
EW Scripps Co. - Class A (a)	13	248
Express Inc. (a)	9	100
Famous Dave's Of America Inc. (a)	1	4
Fiesta Restaurant Group Inc. (a)	5	138
Finish Line Inc. - Class A	6	115
Flexsteel Industries Inc.	1	47
Fox Factory Holding Corp. (a)	6	154
Francesca's Holdings Corp. (a)	6	102
Fred's Inc. - Class A (b)	5	84
FTD Cos. Inc. (a)	4	86
Gaia Inc. - Class A (a)	1	7
Gannett Co. Inc.	3	25
Genesco Inc. (a)	2	145
Gentherm Inc. (a)	4	151
Global Eagle Entertainment Inc. (a) (b)	12	79
Gordman's Stores Inc. (a) (b)	3	2
Gray Television Inc. (a)	7	78
Green Brick Partners Inc. (a)	5	52
Group 1 Automotive Inc.	3	213
Guess Inc.	6	68
Habit Restaurants Inc. - Class A (a) (b)	3	51
Harte-Hanks Inc.	11	16
Haverty Furniture Cos. Inc.	2	55
hhgregg Inc. (a) (b)	4	6
Hibbett Sports Inc. (a) (b)	3	118
Hooker Furniture Corp.	2	88
Horizon Global Corp. (a)	3	66
Hovnanian Enterprises Inc. - Class A (a) (b)	15	40
Iconix Brand Group Inc. (a)	8	74
Installed Building Products Inc. (a)	4	184
International Speedway Corp. - Class A	1	28
Intrawest Resorts Holdings Inc. (a)	6	114
iRobot Corp. (a)	3	201
Isle of Capri Casinos Inc. (a)	4	103
J Alexander's Holdings Inc. (a)	1	15
Jamba Inc. (a) (b)	2	18
Johnson Outdoors Inc. - Class A	1	31
K12 Inc. (a)	6	111
KB Home (b)	7	108
Kirkland's Inc. (a)	3	40
Kona Grill Inc. (a) (b)	1	19
La Quinta Holdings Inc. (a)	6	90
La-Z-Boy Inc.	7	210
Libbey Inc.	4	71
Liberty Tax Inc. - Class A	2	26
Liberty TripAdvisor Holdings Inc. - Class A (a)	10	145
Lifetime Brands Inc.	2	36
Lindblad Expeditions Holdings Inc. (a)	5	44
Luby's Inc. (a)	3	12
M/I Homes Inc. (a)	3	63
Malibu Boats Inc. - Class A (a)	2	35
Marcus Corp.	2	55
Marine Products Corp.	2	30
MarineMax Inc. (a)	4	77
Marriott Vacations Worldwide Corp.	-	26
McClatchy Co. - Class A (a)	1	11
MDC Holdings Inc.	6	146
Meritage Homes Corp. (a)	4	148
Modine Manufacturing Co. (a)	7	108
Motorcar Parts of America Inc. (a)	3	84
Movado Group Inc.	2	71
MSG Networks Inc. - Class A (a)	7	159
NACCO Industries Inc. - Class A	1	64
Nathan's Famous Inc. (a)	1	61
National American University Holdings Inc.	2	3
National CineMedia Inc.	10	145
Nautilus Inc. (a)	5	93
New Home Co. Inc. (a) (b)	3	36
New Media Investment Group Inc.	5	83
New York & Co. Inc. (a)	10	23
	Shares/Par†	Value
Nexstar Broadcasting Group Inc. - Class A (b)	2	98
NutriSystem Inc.	4	128
Ollie's Bargain Outlet Holdings Inc. (a) (b)	1	14
Overstock.com Inc. (a)	3	56
Oxford Industries Inc.	3	154
Penn National Gaming Inc. (a)	2	33
Perry Ellis International Inc. (a)	2	59
PetMed Express Inc.	2	57
Pier 1 Imports Inc.	12	100
Popeyes Louisiana Kitchen Inc. (a)	3	184
Potbelly Corp. (a)	4	51
RCI Hospitality Holdings Inc.	1	17
Reading International Inc. - Class A (a)	4	59
Red Lion Hotels Corp. (a)	4	32
Red Robin Gourmet Burgers Inc. (a)	2	108
Regis Corp. (a)	7	104
Rent-A-Center Inc.	9	96
Rocky Brands Inc.	1	11
Ruby Tuesday Inc. (a)	6	21
Ruth's Hospitality Group Inc.	4	71
Saga Communications Inc. - Class A	-	14
Salem Media Group Inc. - Class A	2	11
Scholastic Corp.	4	175
SeaWorld Entertainment Inc. (b)	9	165
Select Comfort Corp. (a)	7	151
Sequential Brands Group Inc. (a) (b)	2	7
Shake Shack Inc. - Class A (a)	1	46
Shiloh Industries Inc. (a)	2	17
Shoe Carnival Inc.	3	70
Shutterfly Inc. (a)	3	167
Skyline Corp. (a) (b)	2	36
Smith & Wesson Holding Corp. (a) (b)	7	152
Sonic Automotive Inc. - Class A	5	117
Sonic Corp.	6	152
Spartan Motors Inc.	5	48
Speedway Motorsports Inc.	5	115
Sportsman's Warehouse Holdings Inc. (a)	4	35
Stage Stores Inc.	4	18
Standard Motor Products Inc.	3	183
Stein Mart Inc.	6	34
Stoneridge Inc. (a)	4	77
Strattec Security Corp.	1	22
Strayer Education Inc. (a)	2	138
Sturm Ruger & Co. Inc. (b)	3	152
Superior Industries International Inc.	4	102
Superior Uniform Group Inc.	2	48
Sypris Solutions Inc. (a) (b)	5	4
Tandy Leather Factory Inc. (a)	1	10
Tile Shop Holdings Inc. (a)	7	140
Tilly's Inc. - Class A (a)	2	31
Time Inc.	9	154
TopBuild Corp. (a)	5	180
Tower International Inc.	3	85
Townsquare Media Inc. - Class A (a)	1	12
Tronc Inc.	3	46
Tuesday Morning Corp. (a)	5	25
U.S. Auto Parts Network Inc. (a)	4	15
UCP Inc. - Class A (a)	1	10
Unifi Inc. (a) (b)	3	85
Universal Electronics Inc. (a)	2	148
Universal Technical Institute Inc.	4	12
Vera Bradley Inc. (a)	5	59
Vince Holding Corp. (a) (b)	4	16
Vitamin Shoppe Inc. (a)	4	91
VOXX International Corp. - Class A (a)	4	20
WCI Communities Inc (a)	2	47
West Marine Inc. (a)	3	28
Weyco Group Inc.	1	45
William Lyon Homes - Class A (a) (b)	4	85
Wingstop Inc. (b)	3	95
Winmark Corp.	1	95
Winnebago Industries Inc.	4	133
World Wrestling Entertainment Inc. - Class A	1	20
Zagg Inc. (a)	3	19

See accompanying Notes to Financial Statements.

10

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
Zumiez Inc. (a)	4	86
		16,472
Consumer Staples 3.0%
Alico Inc.	1	31
Alliance One International Inc. (a)	1	29
Andersons Inc.	4	168
Calavo Growers Inc.	2	125
Central Garden & Pet Co. - Class A (a)	7	216
Chefs' Warehouse Inc. (a)	3	50
Coca-Cola Bottling Co.	1	202
Craft Brewers Alliance Inc. (a)	3	59
Dean Foods Co.	7	154
Farmer Bros. Co. (a)	3	98
Ingles Markets Inc. - Class A	2	98
Inter Parfums Inc.	5	174
Inventure Foods Inc. (a)	3	28
John B. Sanfilippo & Son Inc.	1	85
Landec Corp. (a)	4	56
Lifeway Foods Inc. (a)	1	16
Limoneira Co.	2	50
Medifast Inc.	2	72
MGP Ingredients Inc. (b)	2	105
Natural Alternatives International Inc. (a)	1	10
Natural Grocers by Vitamin Cottage Inc. (a) (b)	2	28
Natural Health Trends Corp.	1	22
Nutraceutical International Corp.	1	48
Oil-Dri Corp. of America	1	25
Omega Protein Corp. (a)	4	88
Orchids Paper Products Co. (b)	1	37
Primo Water Corp. (a)	4	47
Revlon Inc. - Class A (a)	3	74
Rocky Mountain Chocolate Factory Inc.	2	15
Seneca Foods Corp. - Class A (a)	1	43
Smart & Final Stores Inc. (a) (b)	1	8
SpartanNash Co.	4	167
Supervalu Inc. (a)	26	120
United-Guardian Inc.	-	2
Universal Corp. (b)	3	171
USANA Health Sciences Inc. (a)	3	164
Village Super Market Inc. - Class A	2	57
WD-40 Co.	2	221
Weis Markets Inc.	3	183
		3,346
Energy 3.8%
Adams Resources & Energy Inc.	1	32
Alon USA Energy Inc.	9	102
Bill Barrett Corp. (a)	8	57
Bristow Group Inc.	4	81
Callon Petroleum Co. (a)	5	74
Clayton Williams Energy Inc. (a)	1	179
Clean Energy Fuels Corp. (a) (b)	20	58
Cloud Peak Energy Inc. (a) (b)	7	37
Contango Oil & Gas Co. (a)	3	29
Dawson Geophysical Co. (a)	3	24
Delek US Holdings Inc.	6	147
DHT Holdings Inc.	11	47
Dorian LPG Ltd. (a)	2	16
Eclipse Resources Corp. (a)	38	101
Era Group Inc. (a)	3	53
Evolution Petroleum Corp.	5	45
Exterran Corp. (a)	6	132
Forum Energy Technologies Inc. (a)	12	259
GasLog Ltd. (b)	2	30
Geospace Technologies Corp. (a) (b)	2	40
Green Plains Renewable Energy Inc.	5	129
Gulf Island Fabrication Inc.	2	23
Gulfmark Offshore Inc. - Class A (a) (b)	3	5
Hallador Energy Co.	4	33
Helix Energy Solutions Group Inc. (a)	21	184
Hornbeck Offshore Services Inc. (a) (b)	4	32
International Seaways Inc. (a)	-	7
ION Geophysical Corp. (a) (b)	1	7
Jones Energy Inc. - Class A (a) (b)	3	15
Matrix Service Co. (a)	5	108
	Shares/Par†	Value
McDermott International Inc. (a)	31	232
Mitcham Industries Inc. (a)	2	7
Natural Gas Services Group Inc. (a)	2	57
Newpark Resources Inc. (a)	15	113
Nordic American Offshore Ltd. (b)	-	—
Nordic American Tankers Ltd. (b)	9	77
Oasis Petroleum Inc. (a)	2	35
Oil States International Inc. (a)	7	268
Overseas Shipholding Group Inc. - Class A	1	6
Pacific Ethanol Inc. (a)	7	62
Panhandle Oil and Gas Inc. - Class A	2	53
Par Pacific Holdings Inc. (a)	6	84
Parker Drilling Co. (a)	13	33
PHI Inc. (a)	1	26
Pioneer Energy Services Corp. (a)	10	69
Renewable Energy Group Inc. (a)	6	57
REX Stores Corp. (a)	1	59
RigNet Inc. (a)	3	65
Ring Energy Inc. (a)	6	82
Scorpio Tankers Inc.	23	103
SEACOR Holdings Inc. (a)	2	140
Synergy Resources Corp. (a) (b)	25	225
Teekay Tankers Ltd. - Class A	12	27
Tesco Corp. (a)	7	57
Tetra Technologies Inc. (a)	11	54
Unit Corp. (a)	8	209
Willbros Group Inc. (a)	1	5
		4,291
Financials 25.5%
1st Source Corp.	4	184
Access National Corp. (b)	3	70
Allegiance Bancshares Inc. (a)	1	31
A-Mark Precious Metals Inc.	1	16
Ambac Financial Group Inc. (a)	6	141
American Equity Investment Life Holding Co.	3	79
American National Bankshares Inc.	1	44
American River Bankshares (a)	1	17
Ameris Bancorp	4	175
Amerisafe Inc.	3	156
Argo Group International Holdings Ltd.	1	66
Arrow Financial Corp.	2	90
Asta Funding Inc. (a)	2	15
Astoria Financial Corp.	13	243
Atlantic Capital Bancshares Inc. (a)	1	12
Atlas Financial Holdings Inc. (a)	1	23
Baldwin & Lyons Inc. - Class B	2	49
Banc of California Inc.	7	124
BancFirst Corp.	2	223
Bancorp Inc. (a)	8	66
Bank Mutual Corp.	8	74
Bank of Commerce Holdings	1	10
Bank of Marin Bancorp	1	68
BankFinancial Corp.	3	49
Banner Corp.	4	203
Bar Harbor Bankshares	1	59
BCB Bancorp Inc.	2	23
Beneficial Bancorp Inc.	9	172
Berkshire Hills Bancorp Inc.	4	161
Blue Hills Bancorp Inc.	4	76
BNC Bancorp	4	126
BofI Holding Inc. (a) (b)	8	233
Boston Private Financial Holdings Inc.	15	245
Bridge Bancorp Inc.	2	94
Brookline Bancorp Inc.	11	178
Bryn Mawr Bank Corp.	3	135
BSB BanCorp Inc. (a)	1	31
C&F Financial Corp.	1	47
Calamos Asset Management Inc. - Class A	4	33
Camden National Corp.	3	126
Capital Bank Financial Corp. - Class A	3	127
Capital City Bank Group Inc.	3	52
Cardinal Financial Corp.	4	144
Carolina Financial Corp.	2	56
Cascade Bancorp (a)	5	44

See accompanying Notes to Financial Statements.

11

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
Centerstate Banks of Florida Inc.	7	185
Central Pacific Financial Corp.	6	190
Central Valley Community Bancorp	2	30
Century Bancorp Inc. - Class A	1	41
Charter Financial Corp.	1	24
Chemical Financial Corp.	3	172
Citizens & Northern Corp.	1	34
Citizens Inc. - Class A (a) (b)	8	80
City Holdings Co.	3	175
Civista Bancshares Inc.	1	13
Clifton Bancorp Inc.	4	60
CNB Financial Corp.	2	63
CoBiz Financial Inc.	7	110
Codorus Valley Bancorp Inc. (b)	1	19
Cohen & Steers Inc.	3	93
Columbia Banking System Inc.	5	232
Community Bank System Inc.	4	270
Community Bankers Trust Corp. (a)	1	10
Community Trust Bancorp Inc.	3	153
ConnectOne Bancorp Inc.	5	130
Consumer Portfolio Services Inc. (a)	4	20
Cowen Group Inc. - Class A (a)	3	49
Crawford & Co. - Class A	3	26
Crawford & Co. - Class B (b)	4	47
CU Bancorp (a)	2	60
Customers Bancorp Inc. (a)	5	187
Diamond Hill Investment Group Inc.	1	128
Dime Community Bancshares Inc.	6	124
Donegal Group Inc. - Class A	3	52
Eagle Bancorp Inc. (a)	3	172
Eagle Bancorp Montana Inc.	1	11
eHealth Inc. (a)	2	24
EMC Insurance Group Inc.	3	86
Emergent Capital Inc. (a)	1	1
Employer Holdings Inc.	5	208
Encore Capital Group Inc. (a) (b)	3	89
Enova International Inc. (a)	6	74
Enterprise Bancorp Inc.	2	69
Enterprise Financial Services Corp.	3	129
Equity Bancshares Inc. - Class A (a)	1	21
ESSA Bancorp Inc.	1	19
Ezcorp Inc. - Class A (a)	7	78
Farmers Capital Bank Corp.	1	41
Farmers National Banc Corp.	4	60
FBL Financial Group Inc. - Class A	3	218
FCB Financial Holdings Inc. - Class A (a)	4	197
Federal Agricultural Mortgage Corp. - Class C	1	55
Federated National Holding Co.	2	39
Fidelity & Guaranty Life (b)	1	14
Fidelity Southern Corp.	5	119
Financial Institutions Inc.	2	77
First Bancorp Inc.	4	99
First Bancorp Inc. (a)	28	185
First Bancorp Inc.	2	59
First Busey Corp.	7	230
First Business Financial Services Inc.	1	28
First Commonwealth Financial Corp.	11	157
First Community Bancshares Inc.	3	91
First Connecticut Bancorp Inc.	2	48
First Defiance Financial Corp.	1	49
First Financial Bancorp	8	215
First Financial Corp.	2	92
First Financial Northwest Inc.	2	33
First Foundation Inc. (a)	3	77
First Interstate BancSystem Inc. - Class A	3	110
First Merchants Corp.	4	167
First Mid-Illinois Bancshares Inc.	-	16
First Midwest Bancorp Inc.	10	243
First NBC Bank Holding Co. (a) (b)	2	13
First of Long Island Corp.	3	95
First South Bancorp Inc.	-	5
FirstCash Inc.	4	189
Flagstar Bancorp Inc. (a)	7	192
Flushing Financial Corp.	5	152
FNFV Group (a)	7	101
	Shares/Par†	Value
Franklin Financial Network Inc. (a)	1	62
Gain Capital Holdings Inc.	7	49
GAMCO Investors Inc. - Class A	1	33
Genworth Financial Inc. - Class A (a)	4	15
German American Bancorp Inc.	3	133
Global Indemnity Ltd. - Class A (a)	1	54
Great Southern Bancorp Inc.	3	145
Green Bancorp Inc. (a)	5	78
Green Dot Corp. - Class A (a)	8	189
Greenhill & Co. Inc.	5	128
Greenlight Capital Re Ltd. - Class A (a)	6	135
Guaranty Bancorp	4	93
Hallmark Financial Services Inc. (a)	3	33
Hanmi Financial Corp.	6	206
HCI Group Inc.	2	67
Heartland Financial USA Inc.	5	217
Hennessy Advisors Inc.	1	16
Heritage Commerce Corp.	7	96
Heritage Financial Corp.	5	125
Heritage Insurance Holdings Inc.	4	69
Heritage Oaks Bancorp	1	15
Hingham Institution for Savings	-	65
Home Bancorp Inc.	-	14
HomeStreet Inc. (a)	4	141
HomeTrust Bancshares Inc. (a)	2	64
Hope Bancorp Inc.	-	9
Horace Mann Educators Corp.	5	226
Horizon Bancorp	4	104
Impac Mortgage Holdings Inc. (a) (b)	1	15
Independence Holding Co.	1	28
Independent Bank Corp.	3	211
Independent Bank Group Inc.	3	191
Infinity Property & Casualty Corp.	1	91
International Bancshares Corp.	2	74
INTL FCStone Inc. (a)	3	132
Investment Technology Group Inc.	4	87
Investors Title Co.	-	62
James River Group Holdings Ltd.	2	95
KCG Holdings Inc. - Class A (a)	11	143
Kearny Financial Corp.	10	149
Kemper Corp.	1	58
Ladenburg Thalmann Financial Services Inc. (a)	28	70
Lakeland Bancorp Inc.	8	164
Lakeland Financial Corp.	4	198
LegacyTexas Financial Group Inc.	6	251
LendingTree Inc. (a) (b)	1	113
Macatawa Bank Corp.	3	33
Maiden Holdings Ltd.	10	177
MainSource Financial Group Inc.	4	148
Malvern Bancorp Inc. (a)	1	13
Manning & Napier Inc. - Class A	3	19
Marlin Business Services Inc.	2	39
MBIA Inc. (a)	19	207
MBT Financial Corp.	4	49
Mercantile Bank Corp.	3	96
Merchants Bancshares Inc.	2	86
Meridian Bancorp Inc.	10	180
Meta Financial Group Inc.	2	160
Midsouth Bancorp Inc.	2	32
MidWestOne Financial Group Inc.	1	29
Moelis & Co. - Class A	1	31
National Bank Holdings Corp. - Class A	5	151
National Bankshares Inc. (b)	1	22
National Commerce Corp. (a)	1	32
National Western Life Group Inc. - Class A	1	169
Navigators Group Inc.	2	231
NBT Bancorp Inc.	6	249
Nelnet Inc. - Class A	3	170
NewStar Financial Inc. (a)	7	66
Nicholas Financial Inc. (a)	2	22
Nicolet Bankshares Inc. (a)	-	12
NMI Holdings Inc. - Class A (a)	8	89
Northeast Bancorp	-	2
Northfield Bancorp Inc.	8	165
Northrim BanCorp Inc.	1	35

See accompanying Notes to Financial Statements.

12

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
Northwest Bancshares Inc.	13	234
OceanFirst Financial Corp.	5	135
OFG Bancorp	6	75
Old Line Bancshares Inc.	2	37
Old National Bancorp	10	184
OM Asset Management Plc	4	54
On Deck Capital Inc. (a)	2	10
OneBeacon Insurance Group Ltd. - Class A	3	51
Oppenheimer Holdings Inc. - Class A	2	33
Opus Bank	4	108
Oritani Financial Corp.	8	144
Pacific Continental Corp.	3	72
Pacific Mercantile Bancorp (a)	1	8
Pacific Premier Bancorp Inc. (a)	5	160
Park National Corp.	2	210
Park Sterling Corp.	8	87
Peapack Gladstone Financial Corp.	3	88
Penns Woods Bancorp Inc. (b)	1	30
PennyMac Financial Services Inc. - Class A (a)	2	34
Peoples Bancorp Inc.	3	86
People's Utah Bancorp	2	66
PHH Corp. (a)	14	215
Pico Holdings Inc. (a)	4	56
PRA Group Inc. (a)	1	23
Preferred Bank	2	115
Premier Financial Bancorp Inc.	2	31
Provident Financial Holdings Inc.	2	42
Provident Financial Services Inc.	7	199
Prudential Bancorp Inc.	1	12
Pzena Investment Management Inc. - Class A	2	24
QCR Holdings Inc.	2	90
Regional Management Corp. (a)	2	45
Renasant Corp.	5	209
Republic Bancorp Inc. - Class A	3	115
S&T Bancorp Inc.	4	171
Safeguard Scientifics Inc. (a)	3	38
Safety Insurance Group Inc.	3	216
Sandy Spring Bancorp Inc.	5	185
Seacoast Banking Corp. of Florida (a)	6	142
Security National Financial Corp. - Class A (a)	1	7
ServisFirst Bancshares Inc.	5	201
Shore Bancshares Inc.	1	17
Sierra Bancorp	2	58
Silvercrest Asset Management Group Inc. - Class A	1	11
Simmons First National Corp. - Class A	4	219
South State Corp.	2	142
Southern Missouri Bancorp Inc.	1	22
Southern National Bancorp of Virginia Inc.	1	21
Southside Bancshares Inc.	4	162
Southwest Bancorp Inc.	3	80
State Auto Financial Corp.	6	166
State Bank Financial Corp.	6	173
State National Cos. Inc.	5	69
Stewart Information Services Corp.	5	239
Stock Yards Bancorp Inc.	4	173
Stonegate Bank	2	81
Suffolk Bancorp	2	91
Sun Bancorp Inc.	3	77
Territorial Bancorp Inc.	1	43
Timberland Bancorp Inc.	-	3
Tompkins Financial Corp.	2	206
Towne Bank	5	168
Trico Bancshares	3	117
Tristate Capital Holdings Inc. (a)	5	110
Triumph Bancorp Inc. (a)	2	55
TrustCo Bank Corp.	17	146
Trustmark Corp.	6	199
Union Bankshares Corp.	6	217
United Community Banks Inc.	9	276
United Community Financial Corp.	8	70
United Financial Bancorp Inc.	8	147
United Fire Group Inc.	3	168
United Insurance Holdings Corp.	2	36
Universal Insurance Holdings Inc. (b)	6	177
Univest Corp. of Pennsylvania	4	132
	Shares/Par†	Value
Veritex Holdings Inc. (a)	1	26
Virtus Investment Partners Inc.	1	137
Walker & Dunlop Inc. (a)	6	188
Washington Trust Bancorp Inc.	3	166
WashingtonFirst Bankshares Inc.	-	8
Waterstone Financial Inc.	5	93
WesBanco Inc.	5	217
West Bancorp Inc.	3	64
Westamerica Bancorp (b)	3	187
Western New England Bancorp Inc.	5	51
Westwood Holdings Group Inc.	1	79
WMIH Corp. (a)	10	15
World Acceptance Corp. (a)	1	63
WSFS Financial Corp.	5	210
Xenith Bankshares Inc. (a)	3	91
Yadkin Financial Corp.	5	181
		28,930
Health Care 9.2%
Abaxis Inc.	3	184
Accuray Inc. (a)	6	26
Aceto Corp.	4	90
Achillion Pharmaceuticals Inc. (a)	2	9
Acorda Therapeutics Inc. (a)	5	95
Adamas Pharmaceuticals Inc. (a) (b)	2	32
Addus HomeCare Corp. (a)	3	89
Air Methods Corp. (a)	4	142
Akebia Therapeutics Inc. (a)	2	23
Albany Molecular Research Inc. (a) (b)	5	98
Alliance HealthCare Services Inc. (a)	-	4
Almost Family Inc. (a)	2	79
AMAG Pharmaceuticals Inc. (a)	2	53
Amedisys Inc. (a)	3	132
Amicus Therapeutics Inc. (a) (b)	3	16
AMN Healthcare Services Inc. (a)	5	196
Amphastar Pharmaceuticals Inc. (a)	7	134
Analogic Corp.	2	178
AngioDynamics Inc. (a)	5	84
ANI Pharmaceuticals Inc. (a)	2	121
Anika Therapeutics Inc. (a)	2	117
Aptevo Therapeutics Inc. (a)	2	6
Ardelyx Inc. (a)	2	30
Assembly Biosciences Inc. (a)	1	7
Atrion Corp.	-	163
aTyr Pharma Inc. (a) (b)	3	7
BioScrip Inc. (a) (b)	1	2
Biospecifics Technologies Corp. (a)	1	58
BioTelemetry Inc. (a)	4	90
Bovie Medical Corp. (a) (b)	1	2
Cambrex Corp. (a)	4	216
Capital Senior Living Corp. (a)	4	68
Cara Therapeutics Inc. (a) (b)	2	16
Cascadian Therapeutics Inc. (a)	-	1
Chimerix Inc. (a)	7	31
Civitas Solutions Inc. (a)	2	34
Computer Programs & Systems Inc. (b)	2	37
Concert Pharmaceuticals Inc. (a)	2	21
Conmed Corp.	4	167
Corcept Therapeutics Inc. (a)	13	95
Corvel Corp. (a)	3	118
Cross Country Healthcare Inc. (a)	5	79
CryoLife Inc.	5	105
Cumberland Pharmaceuticals Inc. (a)	3	15
Cutera Inc. (a)	3	46
Cynosure Inc. - Class A (a)	3	152
DepoMed Inc. (a) (b)	5	92
Eagle Pharmaceuticals Inc. (a) (b)	1	93
Emergent BioSolutions Inc. (a)	5	154
Enanta Pharmaceuticals Inc. (a)	3	92
Ensign Group Inc.	9	190
Enzo Biochem Inc. (a)	6	41
Epizyme Inc. (a)	1	12
Exactech Inc. (a)	2	55
Five Prime Therapeutics Inc. (a)	4	186
Five Star Quality Care Inc. (a)	6	17

See accompanying Notes to Financial Statements.

13

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
Fluidigm Corp. (a)	3	23
Genesis Healthcare Inc. - Class A (a)	10	45
Haemonetics Corp. (a)	5	192
Halyard Health Inc. (a)	5	184
Harvard Bioscience Inc. (a)	6	17
HealthEquity Inc. (a)	2	93
HealthStream Inc. (a)	5	121
Healthways Inc. (a)	5	117
HMS Holdings Corp. (a)	9	163
ICU Medical Inc. (a)	2	259
Ignyta Inc. (a)	5	25
Innoviva Inc. (a) (b)	1	12
Inogen Inc. (a)	2	142
Integer Holdings Corp. (a)	3	93
Invacare Corp.	6	73
Invitae Corp. (a)	1	7
Iridex Corp. (a)	2	23
Karyopharm Therapeutics Inc. (a)	4	34
Kindred Healthcare Inc.	8	63
Landauer Inc.	1	60
Lannett Co. Inc. (a) (b)	-	6
LeMaitre Vascular Inc.	3	68
LHC Group Inc. (a)	3	135
Lipocine Inc. (a) (b)	1	5
Luminex Corp. (a)	7	141
Magellan Health Services Inc. (a)	1	47
Meridian Bioscience Inc.	5	94
Merit Medical Systems Inc. (a)	8	206
Misonix Inc. (a) (b)	1	9
Momenta Pharmaceuticals Inc. (a)	5	73
National Healthcare Corp.	2	171
National Research Corp. - Class A	5	93
National Research Corp. - Class B (b)	1	34
Natus Medical Inc. (a)	5	168
NeoGenomics Inc. (a) (b)	10	87
Nuvectra Corp. (a)	1	5
Omnicell Inc. (a)	5	185
OraSure Technologies Inc. (a)	11	97
Orthofix International NV (a)	3	95
Otonomy Inc. (a)	5	72
PDL BioPharma Inc.	21	45
Pfenex Inc. (a)	2	14
PharmAthene Inc. (a)	4	13
PharMerica Corp. (a)	5	121
Phibro Animal Health Corp. - Class A	2	68
Prestige Brands Holdings Inc. (a)	1	39
Providence Services Corp. (a)	2	80
Psychemedics Corp.	1	22
PTC Therapeutics Inc. (a)	3	28
Quality Systems Inc. (a)	10	126
Quidel Corp. (a)	4	84
Quorum Health Corp. (a)	1	5
RadNet Inc. (a)	7	46
Recro Pharma Inc. (a)	1	11
Repligen Corp. (a)	6	180
Retrophin Inc. (a)	5	100
Rigel Pharmaceuticals Inc. (a)	11	26
RTI Surgical Inc. (a)	13	41
Sangamo Biosciences Inc. (a) (b)	2	6
Sciclone Pharmaceuticals Inc. (a)	8	88
SeaSpine Holdings Corp. (a)	-	3
Select Medical Holdings Corp. (a)	17	229
Simulations Plus Inc.	1	9
Span-America Medical Systems Inc.	-	4
Spectrum Pharmaceuticals Inc. (a)	7	30
Stemline Therapeutics Inc. (a)	1	13
Sucampo Pharmaceuticals Inc. - Class A (a) (b)	8	113
Supernus Pharmaceuticals Inc. (a)	6	159
Surgical Care Affiliates Inc. (a)	-	23
SurModics Inc. (a)	3	65
Tetraphase Pharmaceuticals Inc. (a)	5	20
Triple-S Management Corp. - Class B (a)	4	81
Universal American Corp. (a)	10	95
US Physical Therapy Inc.	2	127
Utah Medical Products Inc.	1	53
	Shares/Par†	Value
Vascular Solutions Inc. (a)	2	138
Verastem Inc. (a)	1	2
Xencor Inc. (a)	5	136
Zafgen Inc. (a) (b)	3	11
Zogenix Inc. (a)	3	41
		10,432
Industrials 19.9%
AAON Inc.	7	228
AAR Corp.	5	164
Acacia Research Corp. (a)	8	50
ACCO Brands Corp. (a)	16	202
Actuant Corp. - Class A	7	175
Advanced Drainage Systems Inc.	5	99
Aegion Corp. (a)	4	91
Aerojet Rocketdyne Holdings Inc. (a)	8	144
Aerovironment Inc. (a)	3	88
Air Transport Services Group Inc. (a)	9	152
Alamo Group Inc.	2	130
Albany International Corp. - Class A	4	202
Allied Motion Technologies Inc.	1	31
Altra Holdings Inc.	4	154
Ameresco Inc. - Class A (a)	4	23
American Railcar Industries Inc. (b)	2	94
American Woodmark Corp. (a)	2	166
Apogee Enterprises Inc.	4	222
Applied Industrial Technologies Inc.	1	77
ARC Document Solutions Inc. (a)	6	30
ArcBest Corp.	4	99
Argan Inc.	2	162
Armstrong Flooring Inc. (a)	4	82
Arotech Corp. (a)	3	11
Astec Industries Inc.	3	201
Astronics Corp. (a)	3	111
Astronics Corp. - Class B (a)	-	10
Atlas Air Worldwide Holdings Inc. (a)	3	151
AZZ Inc.	4	267
Babcock & Wilcox Enterprises Inc. (a)	4	74
Barrett Business Services Inc.	1	69
Blue Bird Corp. (a)	1	13
BMC Stock Holdings Inc. (a)	5	103
Brady Corp. - Class A	5	197
Briggs & Stratton Corp.	6	131
Brink's Co.	5	200
Builders FirstSource Inc. (a)	13	142
CAI International Inc. (a)	3	22
Casella Waste Systems Inc. - Class A (a)	7	81
CBIZ Inc. (a)	7	91
CDI Corp. (a)	3	23
Ceco Environmental Corp.	5	71
Celadon Group Inc.	3	23
Chart Industries Inc. (a)	6	205
CIRCOR International Inc.	3	185
Columbus Mckinnon Corp.	3	91
Comfort Systems USA Inc.	4	149
Commercial Vehicle Group Inc. (a)	6	31
Continental Building Products Inc. (a)	7	159
Covenant Transportation Group Inc. - Class A (a)	2	33
CPI Aerostructures Inc. (a)	3	31
CRA International Inc.	1	48
CSW Industrials Inc. (a)	2	80
Cubic Corp.	3	151
DigitalGlobe Inc. (a)	5	131
DMC Global Inc.	3	41
Douglas Dynamics Inc.	4	119
Ducommun Inc. (a)	2	53
DXP Enterprises Inc. (a)	3	99
Eastern Co.	1	12
Echo Global Logistics Inc. (a)	5	116
Encore Wire Corp.	3	119
Engility Holdings Inc. (a)	4	141
Ennis Inc.	4	71
EnPro Industries Inc.	2	133
ESCO Technologies Inc.	4	210
Espey Manufacturing & Electronics Corp.	1	16

See accompanying Notes to Financial Statements.

14

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
Essendant Inc.	4	83
ExOne Co. (a) (b)	1	9
Exponent Inc.	3	191
Federal Signal Corp.	9	148
Forward Air Corp.	4	172
Franklin Covey Co. (a)	2	50
Franklin Electric Co. Inc.	5	180
FreightCar America Inc.	2	37
FTI Consulting Inc. (a)	2	95
Fuel Tech Inc. (a)	4	4
G&K Services Inc. - Class A	3	251
Genco Shipping & Trading Ltd. (a) (b)	1	9
Gencor Industries Inc. (a)	2	25
General Cable Corp.	7	140
Gibraltar Industries Inc. (a)	4	177
Global Brass & Copper Holdings Inc.	3	109
Goldfield Corp. (a)	3	16
Gorman-Rupp Co.	4	131
GP Strategies Corp. (a)	3	77
Graham Corp.	1	28
Granite Construction Inc.	2	95
Great Lakes Dredge & Dock Corp. (a)	7	28
Greenbrier Cos. Inc. (b)	1	47
Griffon Corp.	8	203
H&E Equipment Services Inc.	5	114
Hardinge Inc.	2	23
Harsco Corp.	12	163
HC2 Holdings Inc. (a)	6	36
Heartland Express Inc.	8	157
Heidrick & Struggles International Inc.	3	79
Herc Holdings Inc. (a)	4	177
Heritage-Crystal Clean Inc. (a)	2	38
Herman Miller Inc.	1	40
Hill International Inc. (a)	4	17
Houston Wire & Cable Co.	3	17
HUB Group Inc. - Class A (a)	4	188
Hudson Global Inc.	2	2
Hudson Technologies Inc. (a)	6	47
Hurco Cos. Inc.	1	30
Huron Consulting Group Inc. (a)	3	132
Hyster-Yale Materials Handling Inc. - Class A	2	122
ICF International Inc. (a)	3	177
IES Holdings Inc. (a)	3	61
InnerWorkings Inc. (a)	7	73
Innovative Solutions & Support Inc. (a)	-	1
Insperity Inc.	3	244
Insteel Industries Inc.	3	107
Interface Inc.	10	182
Intersections Inc. (a)	3	10
John Bean Technologies Corp.	4	313
Kadant Inc.	-	18
Kaman Corp.	4	173
Kelly Services Inc. - Class A	4	101
Keyw Holding Corp. (a)	4	46
Kforce Inc.	5	106
Kimball International Inc. - Class B	6	104
Knoll Inc.	7	183
Korn/Ferry International	6	179
Kratos Defense & Security Solutions Inc. (a)	10	73
Lawson Products Inc. (a)	-	10
Layne Christensen Co. (a) (b)	4	38
LB Foster Co.	2	22
Lindsay Corp.	1	111
LMI Aerospace Inc. (a)	2	14
LS Starrett Co. - Class A	-	5
LSI Industries Inc.	2	22
Lydall Inc. (a)	3	158
Manitex International Inc. (a) (b)	1	6
Manitowoc Co. Inc. (a)	11	65
Marten Transport Ltd.	6	139
MasTec Inc. (a)	4	144
Matson Inc.	5	171
Matthews International Corp. - Class A	2	121
McGrath RentCorp	4	163
Mercury Systems Inc. (a)	6	166
	Shares/Par†	Value
Meritor Inc. (a)	15	182
Miller Industries Inc.	1	38
Mistras Group Inc. (a)	5	117
Mobile Mini Inc.	5	145
MRC Global Inc. (a)	12	251
Mueller Water Products Inc. - Class A	16	206
Multi-Color Corp.	2	186
MYR Group Inc. (a)	3	102
National Presto Industries Inc.	1	116
Navigant Consulting Inc. (a)	7	173
Navistar International Corp. (a)	1	39
NCI Building Systems Inc. (a)	9	133
Neff Corp. - Class A (a)	1	12
NL Industries Inc. (a)	2	16
NN Inc.	4	75
Northwest Pipe Co. (a)	2	31
NV5 Holdings Inc. (a)	2	57
Omega Flex Inc.	1	70
Orion Energy Systems Inc. (a)	2	5
Orion Group Holdings Inc. (a)	4	43
PAM Transportation Services Inc. (a)	1	14
Park-Ohio Holdings Corp.	2	88
Patrick Industries Inc. (a)	3	205
Patriot Transportation Holding Inc. (a)	-	7
Pendrell Corp. - Class A (a)	1	5
Performant Financial Corp. (a)	3	7
PGT Inc. (a)	7	85
Ply Gem Holdings Inc. (a)	10	167
Powell Industries Inc.	2	69
Power Solutions International Inc. (a)	1	6
Preformed Line Products Co.	-	6
Primoris Services Corp.	7	149
Quad/Graphics Inc. - Class A	4	96
Quanex Building Products Corp.	6	112
Radiant Logistics Inc. (a)	4	16
Raven Industries Inc.	5	136
RBC Bearings Inc. (a)	-	26
Resources Connection Inc.	6	122
Roadrunner Transportation Systems Inc. (a)	5	57
RPX Corp. (a)	8	81
Rush Enterprises Inc. - Class A (a)	4	127
Saia Inc. (a)	4	155
SIFCO Industries Inc. (a)	1	9
SkyWest Inc.	6	225
SP Plus Corp. (a)	4	102
Sparton Corp. (a)	2	43
SPX Corp. (a)	6	139
SPX Flow Technology USA Inc. (a)	3	90
Standex International Corp.	2	184
Steelcase Inc. - Class A	5	82
Sterling Construction Co. Inc. (a)	5	42
Sun Hydraulics Corp.	4	144
Supreme Industries Inc. - Class A	3	40
Taser International Inc. (a)	7	163
Team Inc. (a)	5	190
Tennant Co.	2	176
Tetra Tech Inc.	2	103
Thermon Group Holdings Inc. (a)	5	100
Titan International Inc.	8	95
Titan Machinery Inc. (a) (b)	3	46
TRC Cos. Inc. (a)	3	33
Trex Co. Inc. (a)	4	267
TriMas Corp. (a)	7	164
TriNet Group Inc. (a)	7	178
Triton International Ltd. - Class A	4	67
Triumph Group Inc.	4	102
TrueBlue Inc. (a)	6	147
Tutor Perini Corp. (a)	5	140
Twin Disc Inc. (a)	2	32
Ultralife Corp. (a)	-	1
Universal Forest Products Inc.	1	152
Universal Logistics Holdings Inc.	3	51
US Ecology Inc.	3	164
USA Truck Inc. (a)	1	10
Vectrus Inc. (a)	1	23

See accompanying Notes to Financial Statements.

15

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
Veritiv Corp. (a)	2	134
Versar Inc. (a)	2	3
Viad Corp.	4	155
Vicor Corp. (a)	1	18
Volt Information Sciences Inc. (a)	1	8
VSE Corp.	2	69
Wabash National Corp. (a)	10	155
Wesco Aircraft Holdings Inc. (a)	10	157
West Corp.	1	13
Willdan Group Inc. (a)	1	29
Xerium Technologies Inc. (a)	1	8
YRC Worldwide Inc. (a)	6	76
		22,535
Information Technology 13.3%
Actua Corp. (a)	8	106
ADTRAN Inc.	10	214
Advanced Energy Industries Inc. (a)	4	233
Agilysys Inc. (a)	3	33
Alpha & Omega Semiconductor Ltd. (a)	4	85
American Software Inc. - Class A	4	42
Amkor Technology Inc. (a)	13	139
Amtech Systems Inc. (a)	2	7
Angie's List Inc. (a)	6	50
Applied Optoelectronics Inc. (a)	2	36
Avid Technology Inc. (a)	5	21
Aware Inc. (a)	5	29
Axcelis Technologies Inc. (a)	5	67
AXT Inc. (a)	9	45
Badger Meter Inc.	4	157
Bankrate Inc. (a)	13	144
Barracuda Networks Inc. (a)	7	141
Bazaarvoice Inc. (a)	14	68
Bel Fuse Inc. - Class B	2	60
Benchmark Electronics Inc. (a)	6	187
Black Box Corp.	3	40
Blucora Inc. (a)	4	62
Bottomline Technologies Inc. (a)	2	61
BroadVision Inc. (a) (b)	2	8
Brooks Automation Inc.	8	132
Cabot Microelectronics Corp.	3	211
CalAmp Corp. (a)	6	85
Calix Inc. (a)	9	65
Carbonite Inc. (a)	4	68
Cardtronics Plc - Class A (a)	2	129
Cass Information Systems Inc.	2	132
CEVA Inc. (a)	2	77
Ciber Inc. (a)	14	9
Clearfield Inc. (a) (b)	2	46
Coherent Inc. (a)	-	58
Cohu Inc.	3	45
CommerceHub Inc. - Class A (a)	2	31
Communications Systems Inc.	1	6
Computer Task Group Inc.	4	17
Comtech Telecommunications Corp.	3	34
Concurrent Computer Corp.	1	7
Control4 Corp. (a)	3	26
Cray Inc. (a)	5	102
CSG Systems International Inc.	5	239
CUI Global Inc. (a) (b)	2	12
Cyberoptics Corp. (a)	1	21
Daktronics Inc.	7	73
Datalink Corp. (a)	3	34
Datawatch Corp. (a)	2	12
DHI Group Inc. (a)	8	50
Digi International Inc. (a)	4	60
Diodes Inc. (a)	7	173
DSP Group Inc. (a)	4	48
EarthLink Holdings Corp.	16	88
Eastman Kodak Co. (a)	7	103
Ebix Inc. (b)	2	128
Electro Scientific Industries Inc. (a)	3	18
eMagin Corp. (a) (b)	2	5
Emcore Corp.	5	42
EnerNOC Inc. (a) (b)	4	23
	Shares/Par†	Value
Envestnet Inc. (a)	1	51
ePlus Inc. (a)	1	139
Everi Holdings Inc. (a)	11	24
Evolving Systems Inc.	1	5
Exar Corp. (a)	8	83
ExlService Holdings Inc. (a)	4	205
Extreme Networks (a)	8	38
Fabrinet (a)	5	182
FARO Technologies Inc. (a)	3	100
Finisar Corp. (a)	1	37
FormFactor Inc. (a)	12	137
Forrester Research Inc.	3	129
GigPeak Inc. (a)	9	23
Globalscape Inc.	4	16
Globant SA (a) (b)	-	8
Glu Mobile Inc. (a) (b)	8	16
GSI Technology Inc. (a)	2	12
GTT Communications Inc. (a)	5	132
Hackett Group Inc.	6	108
Harmonic Inc. (a)	11	54
ID Systems Inc. (a)	2	9
IEC Electronics Corp. (a)	2	5
II-VI Inc. (a)	7	211
Innodata Inc. (a)	6	14
Insight Enterprises Inc. (a)	5	211
Internap Corp. (a)	9	14
Intersil Corp. - Class A	4	100
Intevac Inc. (a)	1	10
IntraLinks Holdings Inc. (a)	9	120
InvenSense Inc. (a) (b)	14	185
Itron Inc. (a)	3	192
Ixia (a)	11	179
IXYS Corp.	5	59
Kemet Corp. (a)	8	52
Key Tronic Corp. (a)	3	20
Kimball Electronics Inc. (a)	4	80
Knowles Corp. (a)	2	36
Kopin Corp. (a)	9	26
Kulicke & Soffa Industries Inc. (a)	10	159
KVH Industries Inc. (a)	3	32
Lattice Semiconductor Corp. (a)	13	94
Leaf Group Ltd. (a)	4	27
Limelight Networks Inc. (a)	16	39
Lionbridge Technologies Inc. (a)	9	53
Liquidity Services Inc. (a)	5	47
Magnachip Semiconductor Corp. (a) (b)	5	29
Mantech International Corp. - Class A	3	140
Marchex Inc. - Class B (a)	4	10
MaxLinear Inc. - Class A (a)	3	76
Maxwell Technologies Inc. (a) (b)	3	16
MeetMe Inc. (a)	10	50
Mesa Laboratories Inc.	-	58
Methode Electronics Inc.	5	195
MOCON Inc.	1	14
MoneyGram International Inc. (a)	9	101
Monotype Imaging Holdings Inc.	5	100
MTS Systems Corp.	3	162
Nanometrics Inc. (a)	4	105
NAPCO Security Technologies Inc. (a) (b)	1	11
NCI Inc. - Class A	2	27
NeoPhotonics Corp. (a)	7	80
NetGear Inc. (a)	3	183
NIC Inc.	8	189
Novanta Inc. (a)	5	114
NVE Corp.	-	27
Oclaro Inc. (a)	10	87
Optical Cable Corp. (a)	1	2
OSI Systems Inc. (a)	3	193
PAR Technology Corp. (a)	-	2
Park Electrochemical Corp.	3	60
PC Connection Inc.	3	85
PCM Inc. (a)	2	47
PDF Solutions Inc. (a)	5	121
Perceptron Inc. (a)	2	12
Perficient Inc. (a)	5	85

See accompanying Notes to Financial Statements.

16

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
PFSweb Inc. (a)	2	20
Photronics Inc. (a)	9	101
Planet Payment Inc. (a)	6	23
Plantronics Inc.	2	84
Plexus Corp. (a)	4	215
Power Integrations Inc.	2	145
PRGX Global Inc. (a)	5	30
Progress Software Corp.	6	203
QAD Inc. - Class A	1	32
Qualys Inc. (a)	4	122
QuinStreet Inc. (a)	7	28
Qumu Corp. (a)	3	7
Radisys Corp. (a)	7	29
Rambus Inc. (a)	14	194
RealNetworks Inc. (a)	4	18
Reis Inc.	2	40
RetailMeNot Inc. (a)	7	70
RF Industries Ltd. (b)	2	3
Rightside Group Ltd. (a)	1	8
Rocket Fuel Inc. (a) (b)	1	2
Rogers Corp. (a)	3	203
Rubicon Project Inc. (a)	3	19
Rudolph Technologies Inc. (a)	3	80
ScanSource Inc. (a)	4	142
SeaChange International Inc. (a)	5	12
Semtech Corp. (a)	5	166
ServiceSource International Inc. (a)	4	25
ShoreTel Inc. (a)	10	72
Sigma Designs Inc. (a)	7	41
Silver Spring Networks Inc. (a)	8	107
SMTC Corp. (a)	1	2
Sonus Networks Inc. (a)	6	41
Stamps.com Inc. (a) (b)	1	103
StarTek Inc. (a)	2	14
Super Micro Computer Inc. (a)	6	155
Sykes Enterprises Inc. (a)	5	151
Synchronoss Technologies Inc. (a)	2	89
Systemax Inc.	2	18
Tangoe Inc. (a)	3	23
TechTarget Inc. (a)	4	35
TeleNav Inc. (a)	7	46
TeleTech Holdings Inc.	6	195
Tessco Technologies Inc.	1	17
Tessera Holding Corp.	4	188
Transact Technologies Inc.	-	1
Travelport Worldwide Ltd.	5	72
Travelzoo Inc. (a) (b)	2	20
Tremor Video Inc. (a)	4	11
TrueCar Inc. (a) (b)	2	23
TTM Technologies Inc. (a)	12	167
Ultra Clean Holdings Inc. (a)	5	44
Ultratech Inc. (a)	5	110
Unisys Corp. (a) (b)	7	102
USA Technologies Inc. (a) (b)	2	9
VASCO Data Security International Inc. (a)	5	64
Veeco Instruments Inc. (a)	7	211
Viavi Solutions Inc. (a)	18	149
Virtusa Corp. (a)	4	101
Vishay Precision Group Inc. (a)	2	41
Wayside Technology Group Inc.	-	7
Web.com Group Inc. (a)	7	145
Xcerra Corp. (a)	7	55
XO Group Inc. (a)	4	79
YuMe Inc. (a)	3	12
Zedge Inc. - Class B (a)	1	3
Zix Corp. (a)	6	30
		15,072
Materials 5.4%
A. Schulman Inc.	4	137
AEP Industries Inc.	1	111
AK Steel Holding Corp. (a) (b)	21	214
American Vanguard Corp.	4	86
Ampco-Pittsburgh Corp.	2	40
Boise Cascade Co. (a)	6	136
	Shares/Par†	Value
Calgon Carbon Corp.	9	154
Carpenter Technology Corp.	3	113
Century Aluminum Co. (a)	10	84
Chase Corp.	2	191
Clearwater Paper Corp. (a)	3	190
Cliffs Natural Resources Inc. (a)	12	97
Coeur d'Alene Mines Corp. (a)	8	74
Core Molding Technologies Inc. (a)	-	3
Deltic Timber Corp.	2	140
Ferro Corp. (a)	11	160
Ferroglobe Plc	9	101
Ferroglobe Rep and Warranty Insurance Trust (a) (c) (d) (e)	9	—
Flotek Industries Inc. (a) (b)	7	62
Friedman Industries Inc.	1	4
FutureFuel Corp.	6	85
Gold Resource Corp.	6	25
Handy & Harman Ltd. (a)	-	7
Hawkins Inc.	2	109
Haynes International Inc.	2	95
Headwaters Inc. (a)	10	238
Innophos Holdings Inc.	3	176
Innospec Inc.	3	224
Intrepid Potash Inc. (a)	11	24
Kaiser Aluminum Corp.	2	174
KMG Chemicals Inc.	2	90
Koppers Holdings Inc. (a)	2	89
Kraton Corp. (a)	4	111
Kronos Worldwide Inc.	3	35
LSB Industries Inc. (a) (b)	3	23
Materion Corp.	3	120
McEwen Mining Inc. (b)	4	11
Mercer International Inc.	9	100
Myers Industries Inc.	4	63
Neenah Paper Inc.	2	186
Northern Technologies International Corp. (a) (b)	1	11
Olympic Steel Inc.	1	35
Omnova Solutions Inc. (a)	12	116
P.H. Glatfelter Co.	6	145
Quaker Chemical Corp.	2	213
Rayonier Advanced Materials Inc.	6	91
Real Industry Inc. (a)	2	11
Rentech Inc. (a) (b)	1	2
Resolute Forest Products Inc. (a)	2	10
Ryerson Holding Corp. (a)	3	38
Schnitzer Steel Industries Inc. - Class A	5	123
Schweitzer-Mauduit International Inc.	4	170
Stepan Co.	3	223
Stillwater Mining Co. (a)	10	158
SunCoke Energy Inc. (a)	10	115
Synalloy Corp. (a)	2	18
TimkenSteel Corp. (a) (b)	7	105
Trecora Resources (a)	3	46
Tredegar Corp.	5	109
Tronox Ltd. - Class A	6	67
UFP Technologies Inc. (a)	1	16
United States Lime & Minerals Inc.	1	43
Universal Stainless & Alloy Products Inc. (a)	1	19
US Concrete Inc. (a) (b)	2	122
		6,088
Real Estate 1.0%
Altisource Portfolio Solutions SA (a) (b)	2	63
AV Homes Inc. (a) (b)	4	57
Consolidated-Tomoka Land Co.	1	47
Forestar Group Inc. (a)	5	71
FRP Holdings Inc. (a)	1	35
Griffin Industrial Realty Inc.	1	28
HFF Inc. - Class A	5	161
Marcus & Millichap Inc. (a)	6	150
RE/MAX Holdings Inc. - Class A	3	156
RMR Group Inc. - Class A	2	89
St. Joe Co. (a)	7	134
Stratus Properties Inc. (a)	-	9

See accompanying Notes to Financial Statements.

17

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
Tejon Ranch Co. (a)	3	84
		1,084
Telecommunication Services 1.6%
Alaska Communications Systems Group Inc. (a)	2	4
ATN International Inc.	2	157
Boingo Wireless Inc. (a)	6	69
CIncinnati Bell Inc. (a)	7	162
Cogent Communications Group Inc.	4	177
Consolidated Communications Holdings Inc.	7	191
Fairpoint Communications Inc. (a)	4	72
General Communication Inc. - Class A (a)	6	115
Hawaiian Telcom Holdco Inc. (a)	1	26
IDT Corp. - Class B	4	71
Inteliquent Inc.	5	103
Iridium Communications Inc. (a) (b)	11	105
Lumos Networks Corp. (a)	4	57
ORBCOMM Inc. (a)	9	74
pdvWireless Inc. (a) (b)	1	12
Shenandoah Telecommunications Co.	5	147
Spok Holdings Inc.	3	68
Vonage Holdings Corp. (a)	29	201
Windstream Holdings Inc. (b)	2	17
		1,828
Utilities 2.1%
American States Water Co.	4	204
Artesian Resources Corp. - Class A	2	49
California Water Service Group	6	205
Chesapeake Utilities Corp.	3	171
Connecticut Water Services Inc.	2	106
Consolidated Water Co. Ltd.	2	21
Delta Natural Gas Co. Inc. (b)	2	46
Dynegy Inc. (a)	3	24
El Paso Electric Co.	4	179
Empire District Electric Co.	5	168
Gas Natural Inc.	2	22
Genie Energy Ltd. - Class B	4	22
MGE Energy Inc.	4	230
Middlesex Water Co.	2	104
Northwest Natural Gas Co.	4	211
Otter Tail Corp.	5	185
Pattern Energy Group Inc. - Class A (b)	5	102
RGC Resources Inc.	-	8
SJW Corp.	3	187
Spark Energy Inc. - Class A (b)	-	12
Unitil Corp.	2	106
York Water Co.	2	77
		2,439
Total Common Stocks (cost $87,994)		112,517
SHORT TERM INVESTMENTS 4.0%
Investment Companies 0.6%
JNL Money Market Fund, 0.34% (f) (g)	661	661
Securities Lending Collateral 3.4%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.39% (g)	3,858	3,858
Total Short Term Investments (cost $4,519)		4,519
Total Investments 103.3% (cost $92,513)		117,036
Other Assets and Liabilities, Net (3.3)%		(3,718)
Total Net Assets 100.0%		$113,318

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(d) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees.

(e) Security fair valued in good faith in accordance with the procedures approved by the Jackson Variable Series Trust's Board of Trustees. Good faith fair valued securities may be classified as Level 2 or Level 3 for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(f) Investment in affiliate.

Shares/Par†	Value

(g) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2016.

JNL/DoubleLine Total Return Fund
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 39.7%
Adams Mill CLO Ltd.
Series 2014-A1-1A, 2.36%, 07/15/26 (a) (b)	2,000	$1,994
Adjustable Rate Mortgage Trust
Series 2005-6A21-4, REMIC, 3.24%, 08/25/35 (a)	9,640	8,789
ALM X Ltd.
Series 2013-B-10A, REMIC, 3.48%, 01/15/25 (a) (b)	1,000	998
ALM XIV Ltd.
Series 2014-A2-14A, 2.99%, 07/28/26 (a) (b)	1,000	1,004
ALM XIX LLC
Series 2016-A1-19A, 2.18%, 07/15/28 (a) (b)	2,500	2,505
Series 2016-A2-19A, 2.83%, 07/15/28 (a) (b)	2,500	2,500
Alternative Loan Trust
Series 2005-A2-23CB, REMIC, 5.50%, 07/25/35	5,624	5,288
Series 2006-1A7-23CB, REMIC, 6.00%, 08/25/36	3,593	3,362
Series 2006-A16-19CB, REMIC, 6.00%, 08/25/36	3,659	3,181
Annisa CLO Ltd.
Series 2016-B-2A, 2.89%, 07/20/28 (a) (b)	5,000	4,967
Apidos CDO
Series 2013-A1-16A, 2.33%, 01/19/25 (a) (b)	2,000	2,001
Apidos CLO XV
Series 2015-A1R-20A, 2.24%, 01/16/27 (a) (b)	1,000	998
ARES CLO Ltd.
Series 2014-A2-1A, 2.88%, 04/17/26 (a) (b)	500	500
Ares IIIR/IVR CLO Ltd.
Series 2007-A2-3RA, 1.10%, 04/16/21 (a) (b)	185	185
Avery Point CLO Ltd.
Series 2014-A-1A, 2.40%, 04/25/26 (a) (b)	5,000	5,000
Series 2014-C-1A, 3.98%, 04/25/26 (a) (b)	500	504
Avery Point II CLO Ltd.
Series 2013-D-2A, 4.33%, 07/17/25 (a) (b)	500	481
Avery Point III CLO Ltd.
Series 2013-A-3A, 2.28%, 01/18/25 (a) (b)	500	500
Babson CLO Ltd.
Series 2013-A-IA, 1.98%, 04/20/25 (a) (b)	1,000	999
Series 2014-C1-3A, 3.88%, 01/15/26 (a) (b)	1,000	1,000
Banc of America Alternative Loan Trust
Series 2006-1CB1-1, REMIC, 6.00%, 02/25/36	15,536	14,943
Series 2006-5CB1-4, REMIC, 6.50%, 05/25/36	9,420	8,731
Banc of America Funding Trust
Series 2005-2A1-5, REMIC, 5.50%, 09/25/35	4,900	5,097
Banc of America Re-Remic Trust
Series 2014-E-IP, REMIC, 2.72%, 06/15/18 (a) (b)	2,000	1,971
BBCMS Trust
Series 2015-D-STP, REMIC, 4.43%, 09/10/20 (a) (b)	2,300	2,257
Bear Stearns Asset Backed Securities I Trust
Series 2006-21A3-AC2, REMIC, 6.00%, 03/25/36	3,175	3,209
Bear Stearns Commercial Mortgage Securities Trust
Series 2006-AJ-PW13, REMIC, 5.61%, 09/11/41 (a)	211	211
Birchwood Park CLO Ltd.
Series 2014-C2-1A, REMIC, 4.03%, 07/15/26 (a) (b)	250	250
BlueMountain CLO II Ltd.
Series 2006-C-2A, 1.73%, 07/15/18 (a) (b)	500	496
BlueMountain CLO Ltd.
Series 2015-A1-3A, 2.36%, 10/20/27 (a) (b)	5,000	5,006
Carlyle Global Market Strategies CLO Ltd.
Series 2015-A1A-5A, 2.43%, 01/20/28 (a) (b)	5,000	5,013
Series 2015-A2A-5A, 3.13%, 01/20/28 (a) (b)	2,000	2,006
Series 2015-B2-5A, 4.13%, 01/20/28 (a) (b)	1,000	1,010
Catamaran CLO Ltd.
Series 2014-B-1A, 3.53%, 04/20/26 (a) (b)	500	490
Cent CLO 19 Ltd.
Series 2013-A1A-19A, 2.22%, 10/29/25 (a) (b)	500	499
CFCRE Commercial Mortgage Trust
Series 2016-C-C4, REMIC, 4.88%, 04/10/26 (a)	2,839	2,801

See accompanying Notes to Financial Statements.

18

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
CGBAM Commercial Mortgage Trust
Series 2014-D-HD, REMIC, 2.70%, 02/15/19 (a) (b)	1,600	1,565
Chase Mortgage Finance Trust
Series 2006-2A1-S2, REMIC, 6.00%, 10/25/36	13,327	11,305
CHL Mortgage Pass-Through Trust
Series 2006-1A35-20, REMIC, 6.00%, 02/25/37	5,498	4,857
Series 2007-1A5-8, REMIC, 5.44%, 01/25/38	5,008	4,007
CIM Trust
Series 2016-B2-1RR, REMIC, 11.55%, 07/26/55 (a) (b)	25,000	21,848
Series 2016-B2-3RR, REMIC, 11.02%, 02/27/56 (a) (b)	25,000	21,866
Series 2016-B2-2RR, REMIC, 11.56%, 02/27/56 (a) (b)	25,000	21,864
Citi Held For Asset Issuance
Series 2015-A-PM1, 1.85%, 12/15/21 (b)	226	226
Citigroup Commercial Mortgage Trust
Series 2007-AM-C6, REMIC, 5.71%, 06/10/17 (a)	2,149	2,180
Series 2014-A4-GC25, REMIC, 3.64%, 09/10/24	1,766	1,826
Interest Only, Series 2014-XA-GC21, REMIC, 1.28%, 05/10/47 (a)	35,370	2,390
Interest Only, Series 2016-XA-GC36, REMIC, 1.35%, 02/10/49 (a)	21,997	1,915
Interest Only, Series 2016-XA-P3, REMIC, 1.72%, 04/15/49 (a)	18,407	2,029
Citigroup Mortgage Loan Trust
Series 2009-3A2-12, REMIC, 6.00%, 05/25/37 (a) (b)	5,069	4,836
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2007-AMFX-CD4, REMIC, 5.37%, 12/11/49 (a)	3,400	3,403
CitiMortgage Alternative Loan Trust
Series 2006-1A1-A4, REMIC, 6.00%, 09/25/36	3,197	2,849
Series 2007-1A11-A5, REMIC, 6.00%, 05/25/37	2,866	2,669
COBALT CMBS Commercial Mortgage Trust
Series 2007-AM-C3, REMIC, 5.76%, 07/15/17 (a)	2,839	2,876
COMM Mortgage Trust
Interest Only, Series 2016-XA-DC2, REMIC, 1.08%, 10/10/25 (a)	20,061	1,384
Series 2016-C-CR28, REMIC, 4.65%, 12/10/25 (a)	2,274	2,186
Series 2016-C-DC2, REMIC, 4.64%, 02/10/26 (a)	1,340	1,259
Interest Only, Series 2014-XA-CR17, REMIC, 1.16%, 05/10/47 (a)	37,952	2,051
Interest Only, Series 2015-XA-CR26, REMIC, 1.06%, 10/10/48 (a)	30,674	1,968
Series 2007-AJFL-C9, REMIC, 1.35%, 07/10/17 (a) (b)	3,262	3,183
Commercial Mortgage Loan Trust
Interest Only, Series 2013-XA-CR12, REMIC, 1.36%, 10/10/46 (a)	38,481	2,377
Commercial Mortgage Pass-Through Certificates
Series 2014-C-CR19, REMIC, 4.72%, 08/10/24 (a)	1,500	1,483
Interest Only, Series 2015-XA-DC1, REMIC, 1.17%, 02/10/48 (a)	29,675	1,858
Commercial Mortgage Trust
Series 2014-A4-UBS3, REMIC, 3.82%, 05/10/24	1,766	1,841
Series 2014-A4-CR20, REMIC, 3.59%, 10/10/24	1,766	1,823
Series 2015-AM-CR23, REMIC, 3.80%, 04/10/25	3,000	3,052
Commonbond Student Loan Trust
Series 2016-A1-B, 2.73%, 10/25/40 (b)	8,731	8,580
Core Industrial Trust
Series 2015-D-CALW, REMIC, 3.85%, 02/10/22 (a) (b)	2,000	2,025
Cosmopolitan Hotel Trust
Series 2016-C-CSMO, REMIC, 3.35%, 11/15/21 (a) (b)	3,088	3,105
Credit Suisse Commercial Mortgage Trust
Series 2007-A1AM-C4, REMIC, 5.93%, 07/15/17 (a)	4,500	4,579
Credit Suisse First Boston Mortgage Securities Corp.
Series 2005-3A2-9, REMIC, 6.00%, 10/25/35	7,112	4,595
Series 2005-7A1-11, REMIC, 6.00%, 12/25/35	11,249	9,299
Credit Suisse Mortgage Capital Certificates
Series 2007-A4-C5, REMIC, 5.69%, 07/15/17 (a)	1,478	1,499
	Shares/Par†	Value
Series 2006-2A3-2, REMIC, 6.00%, 03/25/36	6,724	5,514
CSAIL Commercial Mortgage Trust
Interest Only, Series 2015-XA-C1, REMIC, 0.96%, 01/17/25 (a)	20,966	1,158
Series 2015-C-C4, REMIC, 4.59%, 11/18/25 (a)	1,911	1,824
CSMC Trust
Series 2016-A1-PR1, REMIC, 5.50%, 05/25/19 (b) (c)	9,126	8,911
Series 2014-1A1-WIN1, REMIC, 3.00%, 03/25/29 (a) (b)	9,214	9,268
Series 2011-6A9-5R, REMIC, 3.15%, 11/27/37 (a) (b)	15,500	14,509
Series 2015-A1-PR2, REMIC, 4.25%, 07/26/55 (a) (b)	12,591	12,678
CSMLT Trust
Series 2015-1A2-3, REMIC, 3.50%, 08/25/34 (a) (b)	6,443	6,566
Series 2015-A9-1, REMIC, 3.50%, 06/25/36 (a) (b)	15,781	15,908
DB Master Finance LLC
Series 2015-A2I-1A, 3.26%, 02/20/19 (b)	9,825	9,838
DBJPM Mortgage Trust
Interest Only, Series 2016-XA-C1, REMIC, 1.51%, 05/10/49 (a)	24,640	2,517
Deutsche Alt-A Securities Mortgage Loan Trust
Series 2007-2A1-2, REMIC, 1.06%, 09/25/47 (a)	30,086	24,539
Dryden XXV Senior Loan Fund
Series 2012-D-25A, 4.88%, 01/15/25 (a) (b)	500	494
Eaton Vance CDO VIII Ltd.
Series 2006-B-8A, 1.56%, 08/15/22 (a) (b)	1,250	1,227
First Horizon Alternative Mortgage Securities Trust
Series 2006-1A2-FA2, REMIC, 6.00%, 05/25/36	5,968	4,733
First Horizon Asset Securities Inc.
Series 2007-A1-5, REMIC, 6.25%, 11/25/37	8,170	6,719
Franklin CLO VI Ltd.
Series A-6A, 1.12%, 08/09/19 (a) (b)	2,008	2,000
FREMF Mortgage Trust
Series 2016-B-K54, REMIC, 4.05%, 02/25/26 (a) (b)	1,595	1,550
Galaxy XV CLO Ltd.
Series 2013-B-15A, 2.73%, 04/15/25 (a) (b)	500	499
GMACM Mortgage Loan Trust
Series 2005-A7-AF1, REMIC, 5.75%, 07/25/35	5,723	5,322
Greenwich Capital Commercial Funding Corp.
Series 2007-AM-GG9, REMIC, 5.48%, 02/10/17	2,279	2,282
Series 2007-AJ-GG11, REMIC, 6.03%, 09/10/17 (a)	4,000	3,997
GS Mortgage Securities Corp. II
Series 2007-A4-GG10, REMIC, 5.79%, 05/10/17 (a)	1,692	1,703
GS Mortgage Securities Trust
Series 2016-A-ICE2, 2.63%, 02/15/18 (a) (b)	2,238	2,258
Interest Only, Series 2016-XA-GS3, 1.28%, 10/10/49 (a)	32,687	2,906
Series 2014-A5-GC26, REMIC, 3.63%, 11/13/24	1,500	1,553
Interest Only, Series 2015-XA-GC34, REMIC, 1.37%, 10/10/25 (a)	24,823	2,138
Interest Only, Series 2014-XA-GC20, REMIC, 1.16%, 04/10/47 (a)	21,649	1,217
Interest Only, Series 2014-XA-GC24, REMIC, 0.86%, 09/10/47 (a)	48,714	2,228
Interest Only, Series 2015-XA-GS1, REMIC, 0.84%, 11/10/48 (a)	34,775	1,953
Halcyon Loan Advisors Funding Ltd.
Series 2012-B-1A, 3.91%, 08/15/23 (a) (b)	500	495
Series 2012-C-2A, 3.85%, 12/20/24 (a) (b)	1,430	1,403
Series 2013-C-2A, 3.59%, 08/01/25 (a) (b)	250	244
Series 2013-D-2A, 4.69%, 08/01/25 (a) (b)	1,000	892
Series 2014-A1-1A, 2.41%, 04/18/26 (a) (b)	1,000	997
HERO Funding Trust
Series 2016-A2-4A, 4.29%, 09/20/37 (b)	10,000	10,042
Hildene CLO IV Ltd.
Series 2015-A1A-4A, 2.38%, 07/23/27 (a) (b)	2,000	1,992
IndyMac INDA Mortgage Loan Trust
Series 2006-4A1-AR2, REMIC, 3.24%, 09/25/36 (a)	8,017	6,874

See accompanying Notes to Financial Statements.

19

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
ING IM CLO Ltd.
Series 2013-D-1A, 5.88%, 04/15/24 (a) (b)	250	232
Series 2013-A1-3A, 2.33%, 01/18/26 (a) (b)	1,000	1,000
Jamestown CLO Ltd.
Series 2014-A1A-4A, 2.38%, 07/15/26 (a) (b)	500	500
Jamestown CLO XI Ltd.
Series 2015-A1A-6A, 2.51%, 02/20/27 (a) (b)	1,000	1,003
JPMBB Commercial Mortgage Securities Trust
Series 2014-C-C21, REMIC, 4.66%, 07/15/24 (a)	2,000	1,991
Series 2014-A4-C26, REMIC, 3.49%, 12/15/24	950	974
Series 2015-C-C32, REMIC, 4.67%, 10/15/25 (a)	2,370	2,159
Series 2015-C-C33, REMIC, 4.62%, 11/15/25 (a)	2,224	2,201
Interest Only, Series 2016-XA-C2, REMIC, 1.71%, 06/15/49 (a)	25,545	2,603
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2016-B-ASH, 2.85%, 10/15/22 (a) (b)	1,947	1,949
Series 2016-C-ASH, 3.54%, 10/15/22 (a) (b)	1,099	1,100
Series 2006-AM-LDP9, REMIC, 5.37%, 05/15/47	1,856	1,855
Series 2007-AM-LD12, REMIC, 6.04%, 02/15/51 (a)	1,160	1,187
Series 2016-E-WIKI, REMIC, 4.01%, 10/05/21 (a) (b)	3,075	2,967
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2007-AM-CB20, REMIC, 5.96%, 09/12/17 (a)	2,500	2,560
Series 2007-AM-CB19, REMIC, 5.71%, 02/12/49 (a)	5,959	6,017
Series 2007-AJ-CB20, REMIC, 6.15%, 02/12/51 (a)	1,245	1,254
JPMorgan Resecuritization Trust
Series 2009-4A2-10, REMIC, 4.33%, 03/26/37 (a) (b)	5,220	4,342
Labrador Aviation Finance Ltd.
Series 2016-A1-1A, 4.30%, 01/15/24 (b)	20,000	19,662
Lavender Trust
Series 2010-A3-RR2A, REMIC, 6.25%, 10/26/36 (b)	2,645	2,800
LB-UBS Commercial Mortgage Trust
Series 2007-AJ-C1, REMIC, 5.48%, 02/15/40	2,000	2,002
Series 2007-AM-C2, REMIC, 5.49%, 02/15/40	3,000	3,025
Series 2007-A3-C7, REMIC, 5.87%, 09/15/45 (a)	2,713	2,780
LCM LP
Series A-16A, 2.38%, 07/15/26 (a) (b)	1,500	1,502
Series D-16A, 4.48%, 07/15/26 (a) (b)	500	481
LCM X LP
Series BR-10A, 2.43%, 04/15/22 (a) (b)	500	500
Series CR-10A, 3.73%, 04/15/22 (a) (b)	500	500
LCM XI LP
Series B-11A, 3.03%, 04/19/22 (a) (b)	500	500
Series D2-11A, 4.83%, 04/19/22 (a) (b)	250	250
LCM XIV LP
Series D-14A, 4.38%, 07/15/25 (a) (b)	500	491
LCM XV LP
Series C-15A, 4.03%, 08/25/24 (a) (b)	1,000	1,000
Lehman Mortgage Trust
Series 2005-1A3-1, REMIC, 5.50%, 11/25/35	1,348	1,124
Madison Park Funding IV Ltd.
Series 2007-A1B-4A, 1.30%, 03/22/21 (a) (b)	1,500	1,471
Series 2007-D-4A, 2.43%, 03/22/21 (a) (b)	500	489
Madison Park Funding Ltd.
Series 2014-C1-14A, 3.98%, 07/20/26 (a) (b)	500	500
Series 2015-D2-18A, 4.83%, 10/21/26 (a) (b)	1,500	1,500
Madison Park Funding XV Ltd.
Series 2014-C-15A, 4.59%, 01/27/26 (a) (b)	500	497
MAPS CLO Fund II Ltd.
Series 2007-B-2A, 1.78%, 07/20/22 (a) (b)	1,000	975
Merrill Lynch Mortgage Trust
Series 2007-AM-C1, REMIC, 5.83%, 07/12/17 (a)	2,192	2,126
ML-CFC Commercial Mortgage Trust
Series 2007-A4-9, REMIC, 5.70%, 09/12/17	2,257	2,302
Series 2007-A4-7, REMIC, 5.73%, 06/12/50 (a)	2,174	2,188
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C-C18, REMIC, 4.49%, 09/15/24	1,500	1,491
Series 2014-A4-C19, REMIC, 3.53%, 11/15/24	2,000	2,049
	Shares/Par†	Value
Series 2014-C-C19, REMIC, 4.00%, 12/15/24	2,000	1,818
Series 2015-B-C20, REMIC, 4.16%, 01/15/25	1,200	1,210
Series 2015-C-C20, REMIC, 4.46%, 01/15/25 (a)	1,200	1,100
Series 2015-C-C25, REMIC, 4.53%, 09/15/25 (a)	2,320	2,292
Interest Only, Series 2016-XA-C28, REMIC, 1.29%, 01/15/26 (a)	24,429	2,009
Series 2016-C-C29, REMIC, 4.75%, 04/15/26 (a)	676	678
Interest Only, Series 2013-XA-C7, REMIC, 1.53%, 02/15/46 (a)	25,391	1,541
Interest Only, Series 2016-XA-C30, REMIC, 1.47%, 09/15/49 (a)	28,526	2,886
Morgan Stanley Capital I Trust
Series 2014-D-MP, REMIC, 3.69%, 08/11/21 (a) (b)	2,000	1,961
Series 2007-AM-HQ11, REMIC, 5.48%, 02/12/44 (a)	2,401	2,399
Series 2007-AM-IQ13, REMIC, 5.41%, 03/15/44	4,421	4,417
Morgan Stanley Mortgage Loan Trust
Series 2007-A1-8XS, REMIC, 5.75%, 04/25/37 (a)	1,758	1,270
Series 2007-3A22-12, REMIC, 6.00%, 08/25/37	2,712	2,333
Nautique Funding Ltd.
Series 2006-C-1A, 2.58%, 04/15/20 (a) (b)	500	499
New Residential Mortgage Loan Trust
Series 2016-A1-1A, REMIC, 3.75%, 03/25/56 (a) (b)	32,612	33,063
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2006-3A-AR1, REMIC, 3.22%, 02/25/36 (a)	2,071	1,787
North End CLO Ltd.
Series 2013-C-1A, 3.63%, 07/17/25 (a) (b)	1,000	990
Series 2013-D-1A, 4.38%, 07/17/25 (a) (b)	500	462
NYMT Residential LLC
Series 2016-A-RP1A, 4.00%, 03/25/19 (b) (c)	25,899	25,699
Octagon Investment Partners XX Ltd.
Series 2014-A-1A, 2.34%, 08/12/26 (a) (b)	1,500	1,499
Octagon Investment Partners XXI Ltd.
Series 2014-C-1A, 4.55%, 11/14/26 (a) (b)	1,000	975
Octagon Investment Partners XXII Ltd.
Series 2014-D2-1A, 5.46%, 11/22/25 (a) (b)	1,000	1,000
OneMain Financial Issuance Trust
Series 2014-A-1A, 2.43%, 08/18/17 (b)	10,701	10,701
Series 2015-A-2A, 2.57%, 10/18/18 (b)	8,795	8,795
OZLM Funding V Ltd.
Series 2013-A1-5A, 2.38%, 01/17/26 (a) (b)	1,000	1,000
OZLM VI Ltd.
Series 2014-A2A-6A, 3.03%, 04/17/26 (a) (b)	2,000	2,000
Palisades Center Trust
Series 2016-B-PLSD, REMIC, 3.36%, 04/13/21 (b)	3,019	2,974
Pinnacle Park CLO Ltd.
Series 2014-C-1A, 3.98%, 04/15/26 (a) (b)	1,500	1,501
PR Mortgage Loan Trust
Series 2014-APT-1, REMIC, 5.93%, 09/25/47	11,795	11,301
Pretium Mortgage Credit Partners
Series 2016-A1-NPL6, REMIC, 3.50%, 10/25/18 (a) (b)	9,918	9,873
RALI Trust
Series 2005-A41-QA10, REMIC, 4.27%, 09/25/35 (a)	3,218	2,670
Series 2006-A4-QS5, REMIC, 6.00%, 05/25/36	6,042	5,190
RAMP Trust
Series 2005-AI4-RS9, REMIC, 1.08%, 11/25/35 (a)	12,278	10,168
RBSGC Mortgage Loan Trust
Series 2007-1A4-B, REMIC, 1.21%, 01/25/37 (a)	6,820	3,926
Interest Only, Series 2007-1A6-B, REMIC, 5.29%, 01/25/37 (a)	6,820	1,313
Series 2007-2A1-A, REMIC, 6.75%, 01/25/37	9,524	9,165
Regatta V Funding Ltd.
Series 2014-A1A-1A, 2.44%, 10/25/26 (a) (b)	1,000	1,000
Residential Accredit Loans Inc. Trust
Series 2006-A21-QA1, REMIC, 4.14%, 01/25/36 (a)	8,765	6,966
Series 2006-A4-QS4, REMIC, 6.00%, 04/25/36	4,879	4,189

See accompanying Notes to Financial Statements.

20

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
Residential Asset Securitization Trust
Series 2006-2A11-A6, REMIC, 6.00%, 07/25/36	4,744	4,072
Series 2006-A1-A12, REMIC, 6.25%, 11/25/36	11,944	8,342
Series 2007-1A1-A3, REMIC, 1.21%, 04/25/37 (a)	8,439	4,264
Series 2007-1A2-A3, REMIC, 40.59%, 04/25/37 (a)	1,100	2,177
Series 2007-1A1-A8, REMIC, 6.00%, 08/25/37	25,111	21,029
Residential Funding Mortgage Securities Inc. Trust
Series 2006-A14-S6, REMIC, 6.00%, 07/25/36	852	792
Series 2006-A1-S11, REMIC, 6.00%, 11/25/36	4,785	4,430
Series 2007-A4-S2, REMIC, 6.00%, 02/25/37	1,904	1,780
Series 2007-A2-S4, REMIC, 6.00%, 04/25/37	4,108	3,626
Series 2007-A20-S7, REMIC, 6.00%, 07/25/37	3,629	3,344
RFMSI Trust
Series 2005-A3-S4, REMIC, 5.50%, 05/25/35	4,475	4,640
Series 2007-A2-S5, REMIC, 6.00%, 05/25/37	15,148	14,091
Shenton Aircraft Investments I Ltd.
Series 2015-A-1A, 4.75%, 11/15/27 (b)	13,393	13,442
Slater Mill Loan Fund LP
Series 2012-B-1A, 3.56%, 08/17/22 (a) (b)	500	500
Sound Harbor Loan Fund Ltd.
Series 2014-A1-1A, 2.39%, 10/30/26 (a) (b)	1,000	1,000
SpringCastle America Funding LLC
Series 2016-A-AA, 3.05%, 04/25/29 (b)	9,883	9,933
Springleaf Mortgage Loan Trust
Series 2013-B2-2A, REMIC, 6.00%, 12/25/65 (a) (b)	10,000	10,059
STARM Mortgage Loan Trust
Series 2007-4A1-2, REMIC, 3.19%, 04/25/37 (a)	2,978	2,349
Steele Creek CLO Ltd.
Series 2014-A1-1A, 2.51%, 08/21/26 (a) (b)	250	250
Structured Adjustable Rate Mortgage Loan Trust
Series 2005-2A-21, REMIC, 3.10%, 11/25/35 (a)	13,211	11,810
Structured Asset Securities Corp. Trust
Series 2005-1A1-5, REMIC, 5.75%, 04/25/35	13,385	12,236
TCI-Symphony CLO Ltd.
Series 2016-D-1A, 4.63%, 10/13/29 (a) (b)	2,000	1,969
Thacher Park CLO
Series 2014-D1-1A, 4.41%, 10/20/26 (a) (b)	1,000	966
THL Credit Wind River CLO Ltd.
Series 2016-B-1A, 3.23%, 07/15/28 (a) (b)	1,500	1,495
Series 2016-C-1A, 4.08%, 07/15/28 (a) (b)	500	501
Trinity Rail Leasing 2010 LLC
Series 2010-A-1A, 5.19%, 01/16/31 (b)	4,559	4,486
Venture CDO Ltd.
Series 2014-A1L-16A, 2.38%, 04/15/26 (a) (b)	2,500	2,500
Series 2014-A-17A, 2.36%, 07/15/26 (a) (b)	2,500	2,500
Venture XIV CLO Ltd.
Series 2013-B1-14A, 2.79%, 08/28/25 (a) (b)	500	497
Series 2013-D-14A, 4.69%, 08/28/25 (a) (b)	500	486
Venture XVII CLO Ltd.
Series 2014-B2-17A, 2.98%, 07/15/26 (a) (b)	500	500
Venture XVIII CLO Ltd.
Series 2014-A-18A, 2.33%, 10/15/26 (a) (b)	3,000	3,000
Venture XX CLO Ltd.
Series 2015-A-20A, 2.37%, 04/15/27 (a) (b)	2,000	2,001
VOLT XLIII LLC
Series 2016-A1-NPL3, 4.25%, 03/26/46 (b) (c)	7,962	8,024
VOLT XLIV LLC
Series 2016-A1-NPL4, 4.25%, 04/25/19 (b) (c)	8,236	8,295
Voya CLO Ltd.
Series 2014-A1-4A, 2.38%, 10/14/26 (a) (b)	3,500	3,495
Wachovia Bank Commercial Mortgage Trust
Series 2007-AM-C30, REMIC, 5.38%, 12/15/43	2,000	2,000
Series 2007-AMFX-C32, REMIC, 5.70%, 06/15/49 (b)	1,695	1,711
Series 2007-AJ-C33, REMIC, 5.97%, 02/15/51 (a)	5,000	5,013
Waldorf Astoria Boca Raton Trust
Series 2016-B-BOCA, REMIC, 2.75%, 06/15/18 (a) (b)	2,708	2,715
Series 2016-C-BOCA, REMIC, 3.20%, 06/15/18 (a) (b)	2,291	2,296
Washington Mill CLO Ltd.
Series 2014-A1-1A, 2.38%, 04/20/26 (a) (b)	1,000	998
	Shares/Par†	Value
Series 2014-B1-1A, 2.93%, 04/20/26 (a) (b)	500	500
Series 2014-C-1A, 3.88%, 04/20/26 (a) (b)	500	500
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
Series 2006-1A5-5, REMIC, 6.00%, 07/25/36	2,833	2,440
Series 2006-1A7-5, REMIC, 6.00%, 07/25/36 (a)	5,059	4,358
Series 2007-2A2-2, REMIC, 5.50%, 04/25/37	4,116	3,901
Waterfall Commercial Mortgage Trust
Series 2015-A-SBC5, REMIC, 4.10%, 09/19/22 (a) (b)	15,160	14,799
Wells Fargo & Co.
Interest Only, Series 2015-XA-P2, REMIC, 1.03%, 12/15/48 (a)	27,371	1,734
Wells Fargo Alternative Loan Trust
Series 2007-2A1-PA3, REMIC, 6.00%, 07/25/37	5,875	5,463
Series 2007-3A1-PA3, REMIC, 6.25%, 07/25/37	5,716	5,169
Series 2007-1A1-PA5, REMIC, 6.25%, 11/25/37	1,996	1,912
Wells Fargo Commercial Mortgage Trust
Series 2015-C-C31, REMIC, 4.61%, 11/15/25 (a)	1,850	1,815
Series 2015-D-NXS4, REMIC, 3.60%, 11/18/25 (a)	2,031	1,637
Series 2016-C-C34, REMIC, 5.03%, 05/15/49 (a)	2,855	2,824
Interest Only, Series 2015-XA-LC20, REMIC, 1.40%, 04/15/50 (a)	24,694	1,863
Series 2016-C-C32, REMIC, 4.72%, 01/15/59 (a)	1,577	1,449
Interest Only, Series 2016-XA-C33, REMIC, 1.81%, 03/15/59 (a)	15,523	1,739
Wells Fargo Mortgage Backed Securities Trust
Series 2014-A5-LC18, REMIC, 3.41%, 12/15/24	1,138	1,155
Series 2014-B-LC18, REMIC, 3.96%, 12/15/24	1,761	1,786
Series 2006-A11-3, REMIC, 5.50%, 03/25/36	3,489	3,543
Series 2007-1A7-3, REMIC, 5.75%, 04/25/37	12,648	12,502
Series 2007-1A4-3, REMIC, 6.00%, 04/25/37	2,623	2,619
Series 2007-A38-7, REMIC, 6.00%, 06/25/37	5,161	5,053
Wells Fargo-RBS Commercial Mortgage Trust
Interest Only, Series 2014-XA-C19, REMIC, 1.23%, 03/15/47 (a)	22,943	1,321
Series 2016-C-C33, REMIC, 3.90%, 03/15/59	1,508	1,378
WF-RBS Commercial Mortgage Trust
Interest Only, Series 2014-XA-C25, REMIC, 0.94%, 11/15/47 (a)	29,133	1,505
Wind River CLO Ltd.
Series 2016-A-2A, 2.36%, 11/01/28 (a) (b)	2,500	2,499
WinWater Mortgage Loan Trust
Series 2015-A3-5, REMIC, 3.50%, 09/20/36 (a) (b)	14,676	14,776
Total Non-U.S. Government Agency Asset-Backed Securities (cost $1,019,917)		1,016,925
GOVERNMENT AND AGENCY OBLIGATIONS 51.4%
Collateralized Mortgage Obligations 21.8%
Federal Home Loan Mortgage Corp.
Series A-4260, REMIC, 3.00%, 02/15/32	14,816	14,852
Series AY-4092, REMIC, 3.00%, 08/15/32	8,200	8,029
Series EY-4215, REMIC, 3.00%, 06/15/33	10,000	9,565
Series UB-4247, REMIC, 3.00%, 09/15/33	6,199	6,003
Series EB-4247, REMIC, 3.50%, 09/15/33	5,000	5,105
Series A-4377, REMIC, 3.00%, 06/15/39	18,544	18,815
Series BK-4469, REMIC, 3.00%, 08/15/39	13,259	13,426
Series JA-3818, REMIC, 4.50%, 01/15/40	340	348
Series TB-4419, REMIC, 3.00%, 02/15/40	3,028	3,052
Series GA-4376, REMIC, 3.00%, 04/15/40	14,819	15,057
Series NY-4390, REMIC, 3.00%, 06/15/40	14,774	15,045
Series MA-4391, REMIC, 3.00%, 07/15/40	14,488	14,765
Interest Only, Series SP-3770, REMIC, 5.80%, 11/15/40 (a)	5,456	629
Interest Only, Series SM-3780, REMIC, 5.80%, 12/15/40 (a)	19,253	3,579
Series KA-4366, REMIC, 3.00%, 03/15/41	14,725	15,081
Series SL-4061, REMIC, 5.98%, 06/15/42 (a)	1,554	1,406
Series B-4481, REMIC, 3.00%, 12/15/42	25,170	25,276
Series CS-4156, REMIC, 4.66%, 01/15/43 (a)	5,045	4,257
Series UZ-4508, REMIC, 3.00%, 07/15/43	9,991	8,999
Series ZX-4404, REMIC, 4.00%, 04/15/44	53,428	55,963
Series CA-4573, REMIC, 3.00%, 11/15/44	43,002	42,412
Series LZ-4410, REMIC, 4.00%, 11/15/44	1,617	1,677

See accompanying Notes to Financial Statements.

21

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
Series KZ-4440, REMIC, 3.00%, 02/15/45	11,363	10,324
Series HA-4582, REMIC, 3.00%, 09/15/45	31,162	31,463
Interest Only, Series MS-4291, REMIC, 5.20%, 01/15/54 (a)	8,518	1,419
Federal National Mortgage Association
Interest Only, Series 2010-CS-134, REMIC, 5.92%, 12/25/25 (a)	3,276	406
Series 2013-AB-53, REMIC, 1.50%, 03/25/28	8,576	8,223
Series 2013-QZ-54, REMIC, 3.00%, 06/25/33	1,885	1,815
Series 2013-WB-100, REMIC, 3.00%, 10/25/33	20,000	19,486
Interest Only, Series 2005-S-2, REMIC, 5.84%, 02/25/35 (a)	10,469	2,113
Interest Only, Series 2011-PS-84, REMIC, 5.84%, 01/25/40 (a)	26,320	2,839
Series 2010-KD-120, REMIC, 4.00%, 10/25/40	2,174	2,275
Series 2014-MA-68, REMIC, 3.00%, 11/25/40	14,107	14,319
Series 2013-PB-59, REMIC, 2.00%, 09/25/41	7,187	7,032
Interest Only, Series 2011-ES-93, REMIC, 5.74%, 09/25/41 (a)	3,063	555
Series 2012-BZ-14, REMIC, 4.00%, 03/25/42	1,819	1,896
Series 2012-Z-31, REMIC, 4.00%, 04/25/42	1,813	1,896
Series 2012-CZ-87, REMIC, 3.00%, 08/25/42	11,415	10,544
Series 2015-AP-95, REMIC, 3.00%, 08/25/42	21,910	22,183
Series 2013-NZ-31, REMIC, 3.00%, 04/25/43	15,529	13,534
Series 2015-AC-88, REMIC, 3.00%, 04/25/43	22,920	23,229
Series 2013-ZA-52, REMIC, 3.00%, 06/25/43	4,016	3,800
Series 2013-AZ-133, REMIC, 4.00%, 01/25/44	14,470	14,978
Series 2014-GZ-85, REMIC, 3.00%, 12/25/44	10,673	9,640
Series 2015-CE-78, REMIC, 2.50%, 11/25/45	39,409	39,253
Series 2016-PA-81, REMIC, 3.00%, 02/25/44	24,828	24,771
Government National Mortgage Association
Interest Only, Series 2010-PS-116, REMIC, 5.36%, 03/20/40 (a)	15,366	1,698
Series 2011-WS-70, REMIC, 8.22%, 12/20/40 (a)	6,000	6,399
		559,431
Mortgage-Backed Securities 26.5%
Federal Home Loan Mortgage Corp.
3.00%, 06/01/43 - 04/01/46	241,511	240,303
4.00%, 09/01/43 - 02/01/44	14,541	15,369
3.00%, 04/01/45 - 12/01/46	57,833	57,462
3.50%, 02/01/46	61,704	63,279
REMIC, 3.00%, 06/15/44	12,603	12,549
Federal National Mortgage Association
4.50%, 04/01/26	6,074	6,458
3.50%, 09/01/43 - 08/01/45	51,899	53,349
3.00%, 09/01/33 - 09/01/46	209,176	210,631
Government National Mortgage Association
3.50%, 10/20/45	18,290	18,805
		678,205
U.S. Treasury Securities 3.1%
U.S. Treasury Note
2.25%, 11/15/25	80,000	78,859
Total Government And Agency Obligations (cost $1,327,807)		1,316,495
SHORT TERM INVESTMENTS 8.6%
Investment Companies 8.6%
JNL Money Market Fund, 0.34% (d) (e)	219,341	219,341
Total Short Term Investments (cost $219,341)		219,341
Total Investments 99.7% (cost $2,567,065)		2,552,761
Other Assets and Liabilities, Net 0.3%		8,248
Total Net Assets 100.0%		$2,561,009

(a) The security or securities in this category have a variable rate. Rate stated was in effect as of December 31, 2016.

(b) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. As of December 31, 2016, the net value and the percentage of net assets of these liquid securities was $502,899 and 19.6%, respectively.

(c) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2016.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2016.

	Shares/Par†	Value
JNL/PIMCO Credit Income Fund
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 2.1%
Air Canada Pass-Through Trust
Series 2013-A-1, 4.13%, 05/15/25 (a)	86	$88
American Airlines Pass-Through Trust
Series 2011-A-1, 5.25%, 01/31/21	36	38
Series 2015-A-1, 3.38%, 05/01/27	279	275
Series 2016-AA-2, 3.20%, 06/15/28	200	194
Asset Backed Funding Corp. Trust
Series 2006-A2-OPT2, REMIC, 0.90%, 10/25/36 (b)	147	125
Asset Backed Securities Corp. Home Equity Loan Trust
Series 2004-M1-HE6, REMIC, 1.70%, 09/25/34 (b)	56	55
Banc of America Alternative Loan Trust
Series 2005-4A1-10, REMIC, 5.75%, 11/25/35	64	59
Centex Home Equity Loan Trust
Series 2004-MV1-D, REMIC, 1.69%, 09/25/34 (b)	48	44
Citigroup Mortgage Loan Trust Inc.
Series 2007-A2B-AHL1, REMIC, 0.90%, 12/25/36 (b)	167	151
Series 2007-3A3A-10, REMIC, 4.85%, 09/25/37 (b)	48	38
Continental Airlines Inc. Pass-Through Trust
Series 2009-A-2, 7.25%, 11/10/19	47	53
Series 2012-B-2, 5.50%, 10/29/20	145	150
Countrywide Asset-Backed Certificates
Series 2004-M1-4, REMIC, 1.48%, 07/25/34 (b)	93	87
Series 2004-M1-5, REMIC, 1.61%, 08/25/34 (b)	46	44
Series 2006-1A-24, REMIC, 0.90%, 07/25/35 (b)	120	86
Series 2005-1A-AB4, REMIC, 1.00%, 03/25/36 (b)	57	47
CVS Pass-Through Trust
Series A, 7.51%, 01/10/32 (a)	58	71
CWABS Asset-Backed Certificates Trust
Series 2006-2A2-14, REMIC, 0.91%, 04/25/33 (b)	60	59
First Franklin Mortgage Loan Trust
Series 2004-M3-FF8, REMIC, 2.18%, 10/25/34 (b)	50	43
GTP Acquisition Partners I LLC
Series 2015-A-2, 3.48%, 06/16/25 (c) (d)	300	291
HomeBanc Mortgage Trust
Series 2005-A1-4, REMIC, 1.03%, 10/25/35 (b)	24	23
HSI Asset Securitization Corp. Trust
Series 2006-M1-OPT1, REMIC, 1.12%, 12/25/35 (b)	100	90
JPMorgan Mortgage Acquisition Trust
Series 2006-M1-NC2, REMIC, 1.03%, 07/25/36 (b)	300	232
Lehman XS Trust
Series 2005-2A4-2, REMIC, 5.17%, 08/25/35	38	36
Morgan Stanley Home Equity Loan Trust
Series 2007-A1-2, REMIC, 0.86%, 04/25/37 (b)	15	9
Northwest Airlines Pass-Through Trust
Series 2002-G-2-1, 6.26%, 05/20/23	68	73
OMX Timber Finance Investments I LLC
Series 2014-A1, 5.42%, 01/29/20 (c) (d)	300	326
Park Place Securities Inc. Asset-Backed Pass-Through Certificates
Series 2004-M2-WHQ1, REMIC, 1.75%, 09/25/34 (b)	98	95
Race Point CLO Ltd.
Series 2011-AR-5A, 2.26%, 12/15/22 (a) (b)	101	101
RALI Trust
Series 2005-A10-QS17, REMIC, 6.00%, 12/25/35	92	86
Series 2007-A2-QS3, REMIC, 6.00%, 02/25/37	104	83
RAMP Trust
Series 2005-A2-EFC7, REMIC, 0.99%, 12/25/35 (b)	268	197
RASC Trust
Series 2006-AI3-KS9, REMIC, 0.92%, 09/25/36 (b)	243	223

See accompanying Notes to Financial Statements.

22

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
Renaissance Home Equity Loan Trust
Series 2007-AF3-3, REMIC, 7.24%, 09/25/37 (b)	181	108
SBA Tower Trust
Series 2016-C-1, 2.88%, 07/15/21 (c) (d)	600	595
Series 2013-D-1, REMIC, 3.60%, 04/16/18 (c) (d)	100	100
SLM Private Credit Student Loan Trust
Series 2006-A4-B, REMIC, 1.14%, 09/15/17 (b)	21	21
Soundview Home Loan Trust
Series 2006-2A3-OPT3, REMIC, 0.93%, 06/25/36 (b)	89	82
Spirit Airlines Pass-Through Trust
Series 2015-A-1, 4.10%, 04/01/28	966	986
United Airlines Inc. Pass-Through Trust
Series 2009-A-2, 9.75%, 01/15/17	23	23
Series 2014-A-2, 3.75%, 09/03/26	94	95
Series 2016-A-1, 3.45%, 07/07/28	1,000	972
Series 2016-A-2, 3.10%, 10/07/28	1,000	950
US Airways Pass-Through Trust
Series 2013-B-1, 5.38%, 11/15/21	131	139
Series 2013-A-1, 3.95%, 11/15/25	84	86
Virgin Australia Trust
Series 2013-1A, 5.00%, 10/23/23 (a)	60	63
Total Non-U.S. Government Agency Asset-Backed Securities (cost $7,814)		7,792
CORPORATE BONDS AND NOTES 81.7%
Consumer Discretionary 6.4%
Altice SA
7.75%, 05/15/22 (a)	200	213
Amazon.com Inc.
2.60%, 12/05/19	100	102
3.30%, 12/05/21	100	104
3.80%, 12/05/24	100	105
AMC Networks Inc.
5.00%, 04/01/24	200	200
AutoNation Inc.
6.75%, 04/15/18	300	316
Bacardi Ltd.
2.75%, 07/15/26 (a)	300	280
CBS Corp.
2.90%, 01/15/27	100	93
Charter Communications Operating LLC
4.46%, 07/23/22	500	522
4.91%, 07/23/25	1,875	1,974
6.38%, 10/23/35	538	613
6.48%, 10/23/45	300	346
Comcast Corp.
6.50%, 01/15/17	50	50
4.60%, 08/15/45	400	418
3.40%, 07/15/46	1,200	1,046
Cox Communications Inc.
3.85%, 02/01/25 (a)	500	490
8.38%, 03/01/39 (a)	100	125
D.R. Horton Inc.
3.63%, 02/15/18	100	101
3.75%, 03/01/19	600	612
Delphi Automotive Plc
3.15%, 11/19/20	500	508
4.25%, 01/15/26	200	207
Discovery Communications LLC
3.45%, 03/15/25	100	95
DISH DBS Corp.
6.75%, 06/01/21	1,100	1,193
Globo Comunicacao e Participacoes SA
4.88%, 04/11/22 (a)	200	200
Home Depot Inc.
2.63%, 06/01/22	100	100
MCE Finance Ltd.
5.00%, 02/15/21 (a) (e)	800	795
MGM Resorts International
6.00%, 03/15/23	1,000	1,080
Newell Rubbermaid Inc.
3.85%, 04/01/23 (f)	200	207
Nissan Motor Acceptance Corp.
2.65%, 09/26/18 (c) (d)	100	101
	Shares/Par†	Value
Numericable - SFR SA
7.38%, 05/01/26 (a)	900	919
Omnicom Group Inc.
3.60%, 04/15/26	100	99
Pearson Funding Five Plc
3.25%, 05/08/23 (a)	200	187
QVC Inc.
4.38%, 03/15/23	500	496
4.45%, 02/15/25	1,000	960
Schaeffler Finance BV
3.25%, 05/15/25, EUR	100	112
Studio City Co. Ltd.
5.88%, 11/30/19 (a)	500	514
Thomson Reuters Corp.
3.35%, 05/15/26	700	679
Time Warner Cable Inc.
5.85%, 05/01/17	100	101
6.75%, 07/01/18	100	107
8.25%, 04/01/19	300	337
Time Warner Entertainment Co.
8.38%, 07/15/33	100	131
Toll Brothers Finance Corp.
4.00%, 12/31/18	150	154
Unitymedia Hessen GmbH & Co. KG
3.50%, 01/15/27, EUR	1,150	1,186
Viacom Inc.
2.50%, 09/01/18	900	903
3.45%, 10/04/26	400	369
5.85%, 09/01/43	850	832
Wyndham Worldwide Corp.
5.63%, 03/01/21	300	329
Wynn Las Vegas LLC
4.25%, 05/30/23 (a) (e)	1,050	1,000
Wynn Macau Ltd.
5.25%, 10/15/21 (a) (e)	2,100	2,116
		23,727
Consumer Staples 1.8%
Altria Group Inc.
9.25%, 08/06/19 (f)	12	14
Constellation Brands Inc.
4.75%, 12/01/25	1,000	1,060
CVS Health Corp.
2.13%, 06/01/21	400	393
Danone SA
2.59%, 11/02/23 (a)	1,000	962
Heineken NV
3.40%, 04/01/22 (a)	400	410
JM Smucker Co.
3.00%, 03/15/22	100	101
3.50%, 03/15/25	100	101
Kellogg Co.
3.25%, 04/01/26	100	97
Kraft Heinz Foods Co.
3.50%, 07/15/22	200	203
Lamb Weston Holdings Inc.
4.63%, 11/01/24 (a)	1,000	1,002
Philip Morris International Inc.
2.13%, 05/10/23	1,500	1,429
Post Holdings Inc.
5.00%, 08/15/26 (a)	200	191
Sysco Corp.
2.50%, 07/15/21	200	198
Tyson Foods Inc.
4.50%, 06/15/22	50	53
Walgreens Boots Alliance Inc.
2.60%, 06/01/21	400	397
Whole Foods Market Inc.
5.20%, 12/03/25	100	106
		6,717
Energy 9.7%
Access Midstream Partners LP
4.88%, 05/15/23	900	916
BG Energy Capital Plc
4.00%, 10/15/21 (a)	125	133

See accompanying Notes to Financial Statements.

23

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
Blue Racer Midstream LLC
6.13%, 11/15/22 (a)	200	200
BP AMI Leasing Inc.
5.52%, 05/08/19 (c) (d)	125	134
Cheniere Corpus Christi Holdings LLC
7.00%, 06/30/24 (a)	650	704
Cimarex Energy Co.
5.88%, 05/01/22	500	520
4.38%, 06/01/24	575	597
CNPC General Capital Ltd.
1.95%, 04/16/18 (a)	500	498
El Paso Corp.
7.25%, 06/01/18	700	746
6.50%, 09/15/20	200	224
El Paso Pipeline Partners Operating Co. LLC
5.00%, 10/01/21	300	319
Energy Transfer Partners LP
4.65%, 06/01/21	400	415
3.60%, 02/01/23	400	393
4.90%, 03/15/35	554	517
6.05%, 06/01/41	100	103
6.50%, 02/01/42	100	108
EnLink Midstream Partners LP
4.85%, 07/15/26	600	604
Enterprise Products Operating LLC
3.90%, 02/15/24	100	103
3.75%, 02/15/25	400	406
3.70%, 02/15/26	1,000	1,002
3.95%, 02/15/27 (e)	500	511
5.70%, 02/15/42	100	109
4.45%, 02/15/43	700	662
EQT Midstream Partners LP
4.00%, 08/01/24	300	296
4.13%, 12/01/26	300	292
Gazprom OAO Via Gaz Capital SA
8.15%, 04/11/18 (a)	100	107
6.00%, 01/23/21 (a)	200	216
Genesis Energy LP
6.75%, 08/01/22	700	727
5.63%, 06/15/24	400	393
Halliburton Co.
3.80%, 11/15/25	100	101
Hess Corp.
7.30%, 08/15/31	65	76
Kinder Morgan Energy Partners LP
5.95%, 02/15/18	500	521
3.45%, 02/15/23	500	495
4.30%, 05/01/24	300	307
6.95%, 01/15/38	700	811
Kinder Morgan Inc.
5.30%, 12/01/34	100	101
Occidental Petroleum Corp.
4.40%, 04/15/46	550	559
Odebrecht Drilling Norbe VIII/IX Ltd.
6.35%, 06/30/22 (a)	214	96
ONEOK Partners LP
3.38%, 10/01/22	1,300	1,304
6.85%, 10/15/37	200	232
Petrobras Global Finance BV
4.88%, 03/17/20	500	494
8.38%, 05/23/21	1,950	2,101
Petrobras International Finance Co.
7.88%, 03/15/19	100	107
Petrofac Ltd.
3.40%, 10/10/18 (c) (d)	100	101
Petroleos Mexicanos
3.50%, 07/18/18 (e)	1,600	1,614
8.00%, 05/03/19	400	439
4.88%, 01/24/22 (e)	1,100	1,103
4.61%, 03/11/22 (a) (b)	200	206
Pioneer Natural Resources Co.
6.88%, 05/01/18	50	53
7.50%, 01/15/20	100	114
3.45%, 01/15/21	1,400	1,430
3.95%, 07/15/22	400	415
	Shares/Par†	Value
Plains All American Pipeline LP
6.50%, 05/01/18	100	106
8.75%, 05/01/19	300	341
2.60%, 12/15/19	100	100
2.85%, 01/31/23	100	94
4.50%, 12/15/26	700	709
Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.84%, 09/30/27 (a)	250	279
Regency Energy Partners LP
5.75%, 09/01/20	200	216
5.88%, 03/01/22	1,000	1,099
5.00%, 10/01/22	300	318
Rockies Express Pipeline LLC
5.63%, 04/15/20 (a)	500	526
Rosneft Finance SA
7.88%, 03/13/18	200	211
Sabine Pass Liquefaction LLC
5.75%, 05/15/24	300	322
5.63%, 04/15/23 - 03/01/25	825	880
5.88%, 06/30/26 (a)	500	539
Sinopec Group Overseas Development Ltd.
1.75%, 09/29/19 (a)	500	492
Southwestern Energy Co.
5.80%, 01/23/20 (f)	100	103
4.10%, 03/15/22	50	47
Spectra Energy Partners LP
4.75%, 03/15/24	900	954
3.50%, 03/15/25	250	244
3.38%, 10/15/26	200	191
Statoil ASA
2.45%, 01/17/23	1,900	1,853
Transocean Phoenix 2 Ltd.
7.75%, 10/15/24 (a)	100	106
Western Gas Partners LP
2.60%, 08/15/18	100	100
4.00%, 07/01/22	100	102
3.95%, 06/01/25	300	295
4.65%, 07/01/26	300	310
Williams Partners LP
3.60%, 03/15/22	300	301
3.35%, 08/15/22	300	295
4.50%, 11/15/23	100	103
		35,971
Financials 38.6%
ABN AMRO Bank NV
4.75%, 07/28/25	1,000	1,012
ACE INA Holdings Inc.
3.35%, 05/03/26	1,575	1,593
AerCap Ireland Capital Ltd.
3.75%, 05/15/19	300	306
4.25%, 07/01/20	500	514
4.63%, 10/30/20	200	208
4.50%, 05/15/21	1,000	1,036
5.00%, 10/01/21	600	631
3.95%, 02/01/22	400	403
Air Liquide Finance SA
2.25%, 09/27/23 (a)	1,900	1,809
Ally Financial Inc.
8.00%, 11/01/31	200	232
Altice Financing SA
6.63%, 02/15/23 (a)	300	308
Amcor Finance USA Inc.
3.63%, 04/28/26 (a)	400	391
American Financial Group Inc.
3.50%, 08/15/26	100	96
American International Group Inc.
3.90%, 04/01/26	1,325	1,346
4.38%, 01/15/55	400	366
Anheuser-Busch InBev Finance Inc.
3.65%, 02/01/26	3,350	3,396
Banco Bilbao Vizcaya Argentaria SA
8.87%, (callable at 100 beginning 04/14/21), EUR (g)	1,600	1,811
Banco de Credito e Inversiones
3.00%, 09/13/17 (a)	200	201

See accompanying Notes to Financial Statements.

24

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
Banco do Brasil SA
3.88%, 10/10/22	400	371
Banco Espirito Santo SA
5.00%, 05/23/19, EUR	100	72
Banco Santander Brasil SA
4.63%, 02/13/17 (a)	600	601
Banco Santander SA
6.25%, (callable at 100 beginning 09/11/21), EUR (g)	400	394
Bank of America Corp.
0.00%, 01/04/17 (h)	500	500
2.65%, 04/01/19	100	101
2.25%, 04/21/20	300	298
2.15%, 11/09/20	3,900	3,847
4.10%, 07/24/23	1,475	1,539
3.88%, 08/01/25	600	609
3.50%, 04/19/26	1,300	1,281
Bank of America NA
1.25%, 02/14/17	250	250
1.30%, 05/08/17 (b)	250	250
Bank of New York Mellon Corp.
2.30%, 09/11/19	400	403
3.00%, 02/24/25	500	491
2.80%, 05/04/26	1,800	1,731
Barclays Bank Plc
7.63%, 11/21/22	2,400	2,634
7.75%, 04/10/23 (b)	775	815
Barclays Plc
6.50%, (callable at 100 beginning 09/15/19), EUR (g)	200	204
BAT International Finance Plc
2.75%, 06/15/20 (a)	200	201
Berkshire Hathaway Inc.
3.13%, 03/15/26	1,000	992
BGC Partners Inc.
5.38%, 12/09/19	225	234
5.13%, 05/27/21	1,100	1,131
Blackstone Holdings Finance Co. LLC
5.00%, 06/15/44 (a)	300	295
BNP Paribas SA
7.37%, (callable at 100 beginning 08/19/25) (a) (g)	300	302
7.37%, (callable at 100 beginning 08/19/25) (g)	500	503
Brixmor Operating Partnership LP
3.85%, 02/01/25	300	295
Cemex Finance LLC
6.00%, 04/01/24 (e)	300	308
CIT Group Inc.
4.25%, 08/15/17	200	202
5.50%, 02/15/19 (a)	500	527
Citigroup Inc.
5.95%, (callable at 100 beginning 05/15/25) (g)	475	469
2.07%, 08/02/21 (b)	1,000	1,011
3.40%, 05/01/26	2,600	2,523
3.20%, 10/21/26	600	573
Citizens Bank NA
2.55%, 05/13/21	250	248
Citizens Financial Group Inc.
2.38%, 07/28/21	400	392
CME Group Inc.
3.00%, 09/15/22 - 03/15/25	1,725	1,746
Cooperatieve Rabobank U.A.
6.62%, (callable at 100 beginning 06/29/21), EUR (g)	1,400	1,575
3.75%, 07/21/26	1,000	979
Credit Agricole SA
1.50%, 06/12/17 (a) (b)	250	250
2.75%, 06/10/20 (a)	300	301
2.03%, 07/01/21 (a) (b)	500	505
4.38%, 03/17/25 (a)	225	221
Credit Suisse
1.70%, 04/27/18	1,000	998
Credit Suisse AG
3.00%, 10/29/21	300	303
6.50%, 08/08/23 (a)	200	212
	Shares/Par†	Value
6.50%, 08/08/23	300	319
Credit Suisse Group AG
7.50%, (callable at 100 beginning 12/11/23) (a) (g)	200	209
Credit Suisse Group Funding Guernsey Ltd.
3.80%, 09/15/22	1,150	1,159
3.75%, 03/26/25	1,050	1,033
4.55%, 04/17/26	700	726
DBS Group Holdings Ltd.
2.25%, 07/16/19 (a)	200	201
Depository Trust & Clearing Corp.
4.88%, (callable at 100 beginning 06/15/20) (a) (g)	250	254
Deutsche Bank AG
1.35%, 05/30/17	200	200
4.25%, 10/14/21 (a)	2,300	2,307
Diamond 1 Finance Corp.
4.42%, 06/15/21 (a)	1,100	1,137
5.45%, 06/15/23 (a)	1,925	2,040
Discover Bank
3.10%, 06/04/20	250	253
DNB Bank ASA
2.38%, 06/02/21 (a)	600	593
E*Trade Financial Corp.
5.87%, (callable at 100 beginning 09/15/26) (g)	1,000	992
Emera US Finance LP
3.55%, 06/15/26 (a)	200	196
ERAC USA Finance LLC
2.70%, 11/01/23 (a)	2,000	1,919
Fidelity National Financial Inc.
5.50%, 09/01/22	300	317
First American Financial Corp.
4.30%, 02/01/23	650	638
4.60%, 11/15/24	200	197
Flagstar Bancorp Inc.
6.13%, 07/15/21	800	843
FMR LLC
4.95%, 02/01/33 (c) (d)	700	724
Ford Motor Credit Co. LLC
2.38%, 01/16/18	400	402
5.00%, 05/15/18	200	208
1.73%, 08/12/19 (b)	400	401
8.13%, 01/15/20	150	173
GE Capital International Funding Co.
4.42%, 11/15/35	1,900	1,988
General Motors Financial Co. Inc.
3.25%, 05/15/18	450	456
3.20%, 07/06/21	500	495
Goldman Sachs Group Inc.
6.15%, 04/01/18	200	210
6.00%, 06/15/20	200	222
2.70%, 02/25/21 (b)	300	309
5.25%, 07/27/21	500	548
2.24%, 11/15/21 (b)	600	603
5.75%, 01/24/22	100	112
3.85%, 07/08/24	875	892
3.50%, 01/23/25	700	690
3.75%, 02/25/26	1,000	1,002
2.64%, 10/28/27 (b)	600	612
HSBC Bank Plc
4.13%, 08/12/20 (a)	400	420
HSBC Bank USA NA
4.88%, 08/24/20	110	117
HSBC Capital Funding LP
0.99%, (callable at 100 beginning 06/30/30) (a) (g)	100	148
HSBC Holdings Plc
6.00%, (callable at 100 beginning 09/29/23), EUR (g)	1,100	1,197
2.36%, 01/05/22 (b)	200	204
2.65%, 01/05/22	200	196
3.60%, 05/25/23	800	804
4.30%, 03/08/26	725	751
3.90%, 05/25/26	600	603

See accompanying Notes to Financial Statements.

25

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
HSBC USA Inc.
2.35%, 03/05/20	200	198
Imperial Brands Finance Plc
4.25%, 07/21/25 (a)	300	309
ING Bank NV
5.80%, 09/25/23 (a)	200	220
5.80%, 09/25/23	700	769
Intercontinental Exchange Group Inc.
4.00%, 10/15/23	300	315
Intesa Sanpaolo SpA
3.88%, 01/16/18	1,000	1,013
6.50%, 02/24/21 (a)	250	274
5.71%, 01/15/26 (a)	875	834
Jefferies Finance LLC
7.38%, 04/01/20 (a)	400	400
7.50%, 04/15/21 (a)	600	594
6.88%, 04/15/22 (a)	300	289
JPMorgan Chase & Co.
5.30%, (callable at 100 beginning 05/01/20) (g)	275	281
7.90%, (callable at 100 beginning 04/30/18) (g)	1,100	1,139
0.82%, 05/30/17, GBP (b)	50	62
6.30%, 04/23/19	300	328
1.84%, 01/23/20 (b)	100	101
2.41%, 03/01/21 (b)	1,375	1,417
3.90%, 07/15/25	200	205
3.30%, 04/01/26	1,700	1,668
KBC Bank NV
8.00%, 01/25/23	600	633
Lazard Group LLC
3.75%, 02/13/25	300	293
LeasePlan Corp. NV
3.00%, 10/23/17 (a)	200	201
2.50%, 05/16/18 (a)	1,400	1,402
Legg Mason Inc.
3.95%, 07/15/24	100	100
Lloyds Bank Plc
12.00%, (callable at 100 beginning 12/16/24) (a) (g)	100	133
Lloyds Banking Group Plc
7.62%, (callable at 100 beginning 06/27/23), GBP (g) (i)	1,000	1,287
7.87%, (callable at 100 beginning 06/27/29), GBP (g) (i)	1,600	2,083
Merrill Lynch & Co. Inc.
6.40%, 08/28/17	300	309
6.88%, 04/25/18	1,600	1,700
Mitsubishi UFJ Financial Group Inc.
2.81%, 03/01/21 (b)	1,000	1,035
2.02%, 09/13/21 (b)	600	601
2.76%, 09/13/26	2,000	1,876
Mizuho Financial Group Inc.
2.63%, 04/12/21 (a)	700	692
Moody's Corp.
4.50%, 09/01/22	200	214
4.88%, 02/15/24	290	313
Morgan Stanley
6.25%, 08/28/17	100	103
7.30%, 05/13/19	290	323
5.75%, 01/25/21	100	111
4.00%, 07/23/25	1,000	1,024
3.88%, 01/27/26	300	303
3.13%, 07/27/26	2,200	2,099
7.25%, 04/01/32	1,000	1,353
MUFG Americas Holdings Corp.
3.00%, 02/10/25	1,000	959
NASDAQ Inc.
4.25%, 06/01/24 (f)	600	617
Nationwide Building Society
6.25%, 02/25/20 (a)	250	278
Navient Corp.
7.25%, 09/25/23	200	205
New York Life Global Funding
1.13%, 03/01/17 (a)	100	100
Nordea Bank AB
4.88%, 05/13/21 (a)	400	429
	Shares/Par†	Value
2.25%, 05/27/21 (a)	200	197
Northern Trust Corp.
4.60%, (callable at 100 beginning 10/01/26) (g)	1,000	951
Old Republic International Corp.
3.88%, 08/26/26	1,100	1,045
OneMain Financial Holdings Inc.
6.75%, 12/15/19 (a)	400	417
PHH Corp.
7.38%, 09/01/19 (e)	200	215
6.38%, 08/15/21	400	400
Piper Jaffray Cos.
4.00%, 05/31/17 (b) (c) (d)	100	100
PNC Preferred Funding Trust
2.61%, (callable at 100 beginning 03/15/17) (c) (d) (g)	200	194
QBE Insurance Group Ltd.
2.40%, 05/01/18 (a)	200	200
Rabobank Nederland NV
6.88%, 03/19/20, EUR	400	495
Radian Group Inc.
7.00%, 03/15/21	300	334
RCI Banque SA
3.50%, 04/03/18 (a)	100	102
Reinsurance Group of America Inc.
3.95%, 09/15/26	600	593
Reynolds Group Issuer Inc.
4.38%, 07/15/21 (a) (b)	200	204
Rio Oil Finance Trust
9.25%, 07/06/24 (e)	551	518
9.25%, 07/06/24 (a)	230	216
9.75%, 01/06/27 (a)	235	216
Royal Bank of Scotland Group Plc
8.00%, (callable at 100 beginning 08/10/25) (g) (i)	600	574
8.62%, (callable at 100 beginning 08/15/21) (g) (i)	900	918
Royal Bank of Scotland Plc
9.50%, 03/16/22 (b)	100	102
Santander Bank NA
1.80%, 01/12/18 (b)	250	250
Santander Holdings USA Inc.
2.70%, 05/24/19	400	400
Santander UK Group Holdings Plc
7.37%, (callable at 100 beginning 06/24/22), GBP (g)	295	364
2.88%, 08/05/21	600	587
4.75%, 09/15/25 (a)	600	587
Santander UK Plc
5.00%, 11/07/23 (a)	500	509
Shire Acquisitions Investments Ireland Ltd.
2.88%, 09/23/23	2,000	1,899
3.20%, 09/23/26	400	373
SMBC Aviation Capital Finance DAC
2.65%, 07/15/21 (a)	600	577
Societe Generale SA
7.37%, (callable at 100 beginning 09/13/21) (a) (g)	200	200
Solvay Finance America LLC
3.40%, 12/03/20 (a)	600	610
4.45%, 12/03/25 (a)	300	311
Springleaf Finance Corp.
5.25%, 12/15/19	100	101
8.25%, 12/15/20	100	109
7.75%, 10/01/21	400	422
State Bank of India
4.13%, 08/01/17	200	202
State Street Corp.
3.30%, 12/16/24	250	252
Stearns Holdings LLC
9.38%, 08/15/20 (c) (d)	100	100
Sumitomo Mitsui Financial Group Inc.
2.63%, 03/09/21 (b)	400	412
2.06%, 07/14/21	100	97
2.02%, 10/19/21 (b) (e)	1,300	1,304
Sydney Airport Finance Co. Pty Ltd.
3.63%, 04/28/26 (c) (d)	200	196

See accompanying Notes to Financial Statements.

26

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
Synchrony Financial
2.11%, 02/03/20 (b)	200	198
2.70%, 02/03/20	100	100
4.50%, 07/23/25	200	205
Synovus Financial Corp.
5.75%, 12/15/25 (b)	200	208
TIAA Asset Management Finance Co. LLC
2.95%, 11/01/19 (a)	300	305
4.13%, 11/01/24 (a)	500	504
Toronto-Dominion Bank
1.80%, 07/13/21	600	580
UBS AG
2.38%, 08/14/19	300	301
7.25%, 02/22/22 (b)	200	201
7.63%, 08/17/22	2,403	2,724
4.75%, 02/12/26, EUR	300	339
UBS Group AG
2.66%, 04/14/21 (a) (b)	300	309
Wells Fargo & Co.
5.90%, (callable at 100 beginning 06/15/24) (g)	300	301
2.55%, 12/07/20	300	300
2.28%, 03/04/21 (b)	300	306
2.10%, 07/26/21	400	389
2.12%, 10/31/23 (b)	2,000	2,025
4.48%, 01/16/24	100	105
3.30%, 09/09/24	950	939
3.00%, 04/22/26	1,200	1,143
4.65%, 11/04/44	100	98
Wells Fargo Bank NA
1.62%, 01/22/18 (b)	1,000	1,005
5.95%, 08/26/36	100	118
Weyerhaeuser Co.
7.38%, 10/01/19 - 03/15/32	1,300	1,602
Woodside Finance Ltd.
4.60%, 05/10/21 (a)	600	630
3.65%, 03/05/25 (a)	200	195
		143,541
Health Care 6.2%
Abbott Laboratories
2.90%, 11/30/21	400	399
AbbVie Inc.
2.90%, 11/06/22	100	99
3.60%, 05/14/25	1,275	1,261
3.20%, 05/14/26	800	760
Actavis Funding SCS
2.35%, 03/12/18	250	251
3.45%, 03/15/22	975	989
3.80%, 03/15/25	2,500	2,500
Amgen Inc.
4.10%, 06/15/21	355	374
3.63%, 05/22/24	300	305
2.60%, 08/19/26	700	643
AstraZeneca Plc
3.38%, 11/16/25	200	198
Baxalta Inc.
2.88%, 06/23/20	300	300
Becton Dickinson & Co.
3.73%, 12/15/24	139	142
Boston Scientific Corp.
2.65%, 10/01/18	302	305
3.38%, 05/15/22	775	787
Cardinal Health Inc.
2.40%, 11/15/19	1,000	1,007
Endo Finance LLC
6.00%, 07/15/23 (a)	200	176
Endo Finance LLC & Endo Finco Inc.
5.38%, 01/15/23 (a)	500	425
HCA Inc.
5.25%, 06/15/26	300	310
Humana Inc.
3.85%, 10/01/24	200	204
Kinetic Concepts Inc.
7.88%, 02/15/21 (a)	100	109
	Shares/Par†	Value
Laboratory Corp. of America Holdings
3.60%, 02/01/25	200	199
Mallinckrodt International Finance SA
4.88%, 04/15/20 (a)	350	351
5.63%, 10/15/23 (a)	100	93
Medtronic Inc.
1.76%, 03/15/20 (b)	150	151
3.15%, 03/15/22	1,000	1,023
3.50%, 03/15/25	250	257
Merck & Co. Inc.
2.75%, 02/10/25	300	294
Perrigo Finance Unltd. Co.
3.50%, 03/15/21	300	303
Pfizer Inc.
5.20%, 08/12/20	100	111
Stryker Corp.
3.50%, 03/15/26	850	857
Teva Pharmaceutical Finance Co. BV
2.95%, 12/18/22	200	192
Teva Pharmaceutical Finance III BV
2.80%, 07/21/23	300	284
3.15%, 10/01/26	650	598
Thermo Fisher Scientific Inc.
3.30%, 02/15/22	700	710
2.95%, 09/19/26	200	188
UnitedHealth Group Inc.
1.45%, 07/17/17	500	501
VRX Escrow Corp.
5.38%, 03/15/20 (a)	1,500	1,267
Zimmer Biomet Holdings Inc.
2.70%, 04/01/20	2,000	1,999
3.55%, 04/01/25	875	851
Zimmer Holdings Inc.
3.15%, 04/01/22	1,200	1,195
Zoetis Inc.
4.50%, 11/13/25	200	212
		23,180
Industrials 4.2%
3M Co.
2.25%, 09/19/26 (e)	4,000	3,749
A P Moller - Maersk A/S
3.88%, 09/28/25 (a)	700	676
ADT Corp.
3.50%, 07/15/22	100	95
Air Lease Corp.
2.63%, 09/04/18	400	403
2.13%, 01/15/20	1,000	985
3.00%, 09/15/23	300	286
Asciano Finance Ltd.
5.00%, 04/07/18 (c) (d)	900	925
Aviation Capital Group Corp.
4.63%, 01/31/18 (a)	100	103
7.13%, 10/15/20 (a)	750	866
Burlington Northern Santa Fe LLC
3.45%, 09/15/21	125	130
DP World Ltd.
6.85%, 07/02/37 (a)	800	853
Fortive Corp.
3.15%, 06/15/26 (a)	400	394
Fortune Brands Home & Security Inc.
3.00%, 06/15/20	200	201
GATX Corp.
3.25%, 09/15/26 (e)	300	283
General Electric Co.
5.25%, 12/06/17	130	135
Hellenic Railways Organization SA
4.03%, 03/17/17, EUR	100	104
International Lease Finance Corp.
7.13%, 09/01/18 (a)	190	205
8.25%, 12/15/20	600	699
Lockheed Martin Corp.
3.55%, 01/15/26	300	306
Masco Corp.
5.95%, 03/15/22	150	166

See accompanying Notes to Financial Statements.

27

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
4.45%, 04/01/25	600	609
Massachusetts Institute of Technology
4.68%, 07/01/14	200	201
Odebrecht Offshore Drilling Finance Ltd.
6.63%, 10/01/23 (a)	171	49
Owens Corning Inc.
4.20%, 12/15/22 - 12/01/24	350	361
3.40%, 08/15/26	600	569
Penske Truck Leasing Co. LP
3.40%, 11/15/26 (a)	1,000	955
Republic Services Inc.
4.75%, 05/15/23	300	327
SPX FLOW Inc.
5.88%, 08/15/26 (a)	200	200
Standard Industries Inc.
5.13%, 02/15/21 (a)	200	208
USG Corp.
9.50%, 01/15/18 (j)	100	106
Verisk Analytics Inc.
4.13%, 09/12/22	100	104
Waste Management Inc.
3.13%, 03/01/25	100	100
WestJet Airlines Ltd.
3.50%, 06/16/21 (c) (d)	200	200
		15,553
Information Technology 3.3%
Activision Blizzard Inc.
6.13%, 09/15/23 (a)	700	766
3.40%, 09/15/26 (a)	200	190
Adobe Systems Inc.
3.25%, 02/01/25	350	350
Alibaba Group Holding Ltd.
3.13%, 11/28/21	300	300
3.60%, 11/28/24	300	297
Alliance Data Systems Corp.
5.88%, 11/01/21 (a)	100	102
Apple Inc.
2.45%, 08/04/26	1,400	1,312
Autodesk Inc.
1.95%, 12/15/17	100	100
Baidu Inc.
3.25%, 08/06/18	300	305
3.00%, 06/30/20	400	401
Fidelity National Information Services Inc.
3.88%, 06/05/24	100	102
3.00%, 08/15/26	1,400	1,315
Harris Corp.
2.70%, 04/27/20	100	100
KLA-Tencor Corp.
4.65%, 11/01/24	100	106
Lender Processing Services
5.75%, 04/15/23	233	244
Microsoft Corp.
3.45%, 08/08/36	1,300	1,233
Motorola Solutions Inc.
4.00%, 09/01/24	100	100
Nvidia Corp.
2.20%, 09/16/21	300	293
3.20%, 09/16/26	1,000	960
NXP BV
4.13%, 06/01/21 (a)	500	516
3.88%, 09/01/22 (a)	500	506
Oracle Corp.
2.50%, 10/15/22	1,900	1,878
QUALCOMM Inc.
3.45%, 05/20/25	300	305
Visa Inc.
3.15%, 12/14/25	400	401
		12,182
Materials 1.0%
Ardagh Packaging Finance Plc
4.13%, 05/15/23, EUR (a)	100	110
Bahia Sul Holdings GmbH
5.75%, 07/14/26 (a)	900	867
	Shares/Par†	Value
Boise Cascade Co.
5.63%, 09/01/24 (a) (e)	300	298
Braskem Finance Ltd.
5.38%, 05/02/22 (a) (e)	1,200	1,240
Codelco
3.88%, 11/03/21 (a) (e)	200	204
Freeport-McMoRan Inc.
6.63%, 05/01/21 (c) (d)	300	305
Goldcorp Inc.
3.63%, 06/09/21	100	102
Graphic Packaging International Inc.
4.75%, 04/15/21	50	53
Huntsman International LLC
4.88%, 11/15/20	100	104
Rock Tenn Co.
4.90%, 03/01/22	30	33
Westlake Chemical Corp.
3.60%, 07/15/22	30	30
Yara International ASA
3.80%, 06/06/26 (a)	300	294
		3,640
Real Estate 5.1%
Alexandria Real Estate Equities Inc.
2.75%, 01/15/20	100	100
3.90%, 06/15/23	600	609
4.50%, 07/30/29	500	499
American Campus Communities Operating Partnership LP
3.75%, 04/15/23	1,050	1,058
American Tower Corp.
2.80%, 06/01/20	200	200
2.25%, 01/15/22	100	96
3.50%, 01/31/23	750	751
4.00%, 06/01/25	200	200
3.38%, 10/15/26	200	189
3.13%, 01/15/27	400	370
ARC Properties Operating Partnership LP
3.00%, 02/06/19	800	798
AvalonBay Communities Inc.
2.95%, 09/15/22	200	199
4.20%, 12/15/23	500	528
2.90%, 10/15/26 (e)	1,000	945
Boston Properties LP
3.65%, 02/01/26	200	197
Brixmor Operating Partnership LP
3.25%, 09/15/23	200	194
CBL & Associates LP
5.95%, 12/15/26	900	905
Columbia Property Trust Operating Partnership LP
4.15%, 04/01/25	100	99
Crown Castle International Corp.
3.40%, 02/15/21	700	710
4.88%, 04/15/22	300	319
5.25%, 01/15/23	400	430
Deutsche Annington Finance BV
3.20%, 10/02/17 (d)	100	101
Education Realty Operating Partnership LP
4.60%, 12/01/24	100	99
EPR Properties
4.50%, 04/01/25	100	99
4.75%, 12/15/26	200	198
Essex Portfolio LP
3.50%, 04/01/25	900	885
3.38%, 04/15/26	500	483
Goodman Funding Pty Ltd.
6.00%, 03/22/22 (a)	1,500	1,686
HCP Inc.
4.00%, 12/01/22	300	308
Healthcare Trust of America Holdings LP
3.38%, 07/15/21	200	201
Host Hotels & Resorts LP
6.00%, 10/01/21	50	56
4.50%, 02/01/26	100	101
Kilroy Realty LP
4.38%, 10/01/25	300	308

See accompanying Notes to Financial Statements.

28

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
Kimco Realty Corp.
2.80%, 10/01/26	700	650
Mid-America Apartments LP
3.75%, 06/15/24	100	100
Omega Healthcare Investors Inc.
4.38%, 08/01/23	800	791
4.95%, 04/01/24	250	253
Realty Income Corp.
3.00%, 01/15/27	300	282
Simon Property Group LP
3.30%, 01/15/26	45	45
SL Green Realty Corp.
4.50%, 12/01/22	100	101
UDR Inc.
4.63%, 01/10/22	671	718
4.00%, 10/01/25	350	358
Ventas Realty LP
3.13%, 06/15/23	800	784
Vornado Realty LP
2.50%, 06/30/19	150	150
Welltower Inc.
4.25%, 04/01/26	300	311
WP Carey Inc.
4.00%, 02/01/25	600	578
		19,042
Telecommunication Services 2.4%
AT&T Inc.
4.60%, 02/15/21	299	316
3.00%, 06/30/22	200	196
3.60%, 02/17/23	1,100	1,108
3.95%, 01/15/25	100	100
4.13%, 02/17/26	700	708
CC Holdings GS V LLC
3.85%, 04/15/23	200	203
MTN Mauritius Investments Ltd.
4.76%, 11/11/24 (a)	200	183
Sprint Spectrum Co LLC
3.36%, 09/20/21 (a)	200	200
Telecom Italia SpA
7.38%, 12/15/17, GBP	100	130
5.30%, 05/30/24 (a)	500	487
Verizon Communications Inc.
5.15%, 09/15/23	800	884
4.13%, 08/15/46	800	723
4.86%, 08/21/46	1,800	1,820
5.01%, 08/21/54	279	277
4.67%, 03/15/55	1,679	1,578
Virgin Media Secured Finance Plc
6.25%, 03/28/29, GBP	100	129
		9,042
Utilities 3.0%
Cleco Corporate Holdings LLC
3.74%, 05/01/26 (a)	2,200	2,164
Delmarva Power & Light Co.
3.50%, 11/15/23	250	257
Dominion Resources Inc.
1.60%, 08/15/19	200	197
Duke Energy Corp.
3.05%, 08/15/22	1,200	1,205
3.75%, 04/15/24	200	206
2.65%, 09/01/26	550	513
Duquesne Light Holdings Inc.
5.90%, 12/01/21 (a)	50	56
Dynegy Inc.
6.75%, 11/01/19	100	102
8.00%, 01/15/25 (a)	200	186
Entergy Corp.
4.00%, 07/15/22	675	705
Entergy Louisiana LLC
3.25%, 04/01/28	500	492
Entergy Mississippi Inc.
2.85%, 06/01/28	900	853
Exelon Corp.
3.95%, 06/15/25	500	513
	Shares/Par†	Value
Exelon Generation Co. LLC
6.20%, 10/01/17	200	207
FirstEnergy Corp.
4.25%, 03/15/23 (f)	300	310
Jersey Central Power & Light Co.
4.70%, 04/01/24 (a)	100	106
Laclede Group Inc.
1.66%, 08/15/17 (b)	200	200
MidAmerican Energy Holdings Co.
6.50%, 09/15/37	50	65
Niagara Mohawk Power Corp.
2.72%, 11/28/22 (c) (d)	100	99
Pacific Gas & Electric Co.
3.25%, 06/15/23	800	815
Pennsylvania Electric Co.
6.15%, 10/01/38	500	573
PSEG Power LLC
3.00%, 06/15/21	375	376
Southern Co.
3.25%, 07/01/26	700	680
Western Massachusetts Electric Co.
3.50%, 09/15/21	100	103
		10,983
Total Corporate Bonds And Notes (cost $306,583)		303,578
VARIABLE RATE SENIOR LOAN INTERESTS 2.3% (b)
Consumer Discretionary 0.5%
Charter Communications Operating LLC
Term Loan E, 3.00%, 07/01/20	297	298
Term Loan I, 3.50%, 01/24/23	298	299
Las Vegas Sands Inc.
Term Loan B, 3.25%, 12/16/20	1,187	1,193
Serta Simmons Bedding LLC
1st Lien Term Loan, 4.50%, 10/20/23	100	101
		1,891
Financials 0.1%
Delos Finance SARL
Term Loan, 3.75%, 02/27/21	300	302
Nielsen Finance LLC
Term Loan B-3, 3.15%, 09/28/23	100	101
		403
Health Care 0.3%
HCA Inc.
Term Loan B-7, 3.50%, 02/01/24	272	275
Ortho-Clinical Diagnostics Inc.
Term Loan B, 4.75%, 04/29/21	296	293
RPI Finance Trust
Term Loan B-5, 3.03%, 10/14/22	239	242
Valeant Pharmaceuticals International Inc.
Term Loan B, 5.25%, 06/20/20	97	97
Term Loan B, 5.50%, 03/13/22	286	286
		1,193
Information Technology 0.4%
Ancestry.com Operations Inc.
1st Lien Term Loan, 5.25%, 10/14/23	300	303
Avago Technologies Cayman Ltd.
Term Loan B-3, 3.70%, 02/01/23	740	751
Dell Inc.
Term Loan B, 4.00%, 06/02/23	400	407
		1,461
Materials 0.1%
CPG International Inc.
Term Loan, 4.75%, 09/13/20 (d)	296	298
Utilities 0.9%
Energy Future Intermediate Holding Co. LLC
DIP Term Loan, 4.25%, 06/30/17	3,332	3,351
Vistra Operations Co. LLC
Term Loan B-2, 0.00%, 12/12/23 (k)	100	101
		3,452
Total Variable Rate Senior Loan Interests (cost $8,600)		8,698

See accompanying Notes to Financial Statements.

29

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
GOVERNMENT AND AGENCY OBLIGATIONS 20.7%
Mortgage-Backed Securities 5.9%
Federal National Mortgage Association
3.00%, 07/01/43 - 08/01/43	705	704
TBA, 3.00%, 02/15/47 (l)	4,900	4,857
TBA, 3.50%, 02/15/47 (l)	16,100	16,467
		22,028
Municipal 0.1%
California Earthquake Authority
2.81%, 07/01/19	200	203
Sovereign 1.2%
Export-Import Bank of India
3.38%, 08/05/26 (a)	700	653
Hellenic Republic Government Bond
3.00%, 02/24/36, EUR (j)	75	50
Indonesia Government International Bond
2.88%, 07/08/21, EUR (a)	100	110
Israel Electric Corp. Ltd.
5.63%, 06/21/18	200	208
7.25%, 01/15/19 (a)	200	216
Poland Government Bond
3.25%, 07/25/25, PLN	400	94
2.50%, 07/25/26, PLN	2,300	499
Republic of South Africa
10.50%, 12/21/26, ZAR	7,100	570
Saudi Government International Bond
3.25%, 10/26/26 (a)	1,800	1,706
Slovenia Government International Bond
4.13%, 02/18/19 (a)	200	208
		4,314
Treasury Inflation Indexed Securities 0.2%
Italy Buoni Poliennali Del Tesoro Inflation Indexed Note
2.10%, 09/15/21, EUR (m)	545	636
U.S. Treasury Securities 13.3%
U.S. Treasury Bond
Principal Only, 0.00%, 05/15/43 - 05/15/45 (h)	5,175	2,161
2.50%, 02/15/45 - 05/15/46	19,332	17,146
2.25%, 08/15/46	15,964	13,389
U.S. Treasury Note
1.13%, 02/28/21 (n)	8,900	8,652
1.25%, 03/31/21 (n)	2,000	1,952
1.63%, 11/15/22	3,000	2,916
2.00%, 11/15/26	3,526	3,387
		49,603
Total Government And Agency Obligations (cost $79,572)		76,784
TRUST PREFERRED 0.0%
Utilities 0.0%
SCE Trust III, 5.75%, (callable at 25 beginning 03/15/24) (g)	-	10
Total Trust Preferreds (cost $10)		10
PREFERRED STOCKS 0.1%
Financials 0.1%
CoBank ACB, 6.20%, (callable at 100 beginning 01/01/25) (c) (d) (g)	3	297
Real Estate 0.0%
Vereit Inc., 6.70%, (callable at 25 beginning 01/03/19) (g)	2	43
Total Preferred Stocks (cost $338)		340
SHORT TERM INVESTMENTS 3.4%
Certificates of Deposit 0.1%
Barclays Bank Plc, 1.75%, 09/08/17 (b)	300	300
Securities Lending Collateral 1.5%
Securities Lending Cash Collateral Fund LLC, 0.50% (o) (p)	5,556	5,556
U.S. Government Agency Obligations 1.8%
Federal Home Loan Bank
0.46%, 01/12/17 (q)	4,900	4,899
0.49%, 01/18/17 (q)	1,400	1,400
	Shares/Par†	Value
0.48%, 01/23/17 (q)	600	600
		6,899
Total Short Term Investments (cost $12,755)		12,755
Total Investments 110.3% (cost $415,672)		409,957
Total Purchased Options 0.1% (cost $269)		253
Other Derivative Instruments (0.2)%		(885)
Other Assets and Liabilities, Net (10.2)%		(37,698)
Total Net Assets 100.0%		$371,627

(a) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. As of December 31, 2016, the net value and the percentage of net assets of these liquid securities was $61,805 and 16.6%, respectively.

(b) The security or securities in this category have a variable rate. Rate stated was in effect as of December 31, 2016.

(c) Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(d) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees.

(e) All or portion of the security was on loan.

(f) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(g) Perpetual security.

(h) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(i) Convertible security.

(j) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2016.

(k) This variable rate senior loan will settle after December 31, 2016, at which time the interest rate will be determined.

(l) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2016, the total payable for investments purchased on a delayed delivery basis was $21,257.

(m) Treasury inflation indexed note, par amount is adjusted for inflation.

(n) All or a portion of the security is pledged or segregated as collateral.

(o) Investment in affiliate.

(p) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2016.

(q) The security is a direct debt of the agency and not collateralized by mortgages.

JNL/PPM America Long Short Credit Fund
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 2.4%
American Airlines Pass-Through Trust
Series 2013-B-2, 5.60%, 07/15/20 (a)	602	$625
American Tower Trust I
Series 2013-A-2, 3.07%, 03/15/23 (a) (b)	1,170	1,158
Credit Suisse First Boston Mortgage Securities Corp.
Series 2004-D-C2, REMIC, 5.57%, 05/15/36 (a) (c)	96	97
MVW Owner Trust
Series 2013-A-1A, 2.15%, 04/22/30 (a)	460	456
Total Non-U.S. Government Agency Asset-Backed Securities (cost $2,347)		2,336
CORPORATE BONDS AND NOTES 51.3%
Consumer Discretionary 9.2%
Beazer Homes USA Inc.
7.50%, 09/15/21	356	365
Charter Communications Operating LLC
6.38%, 10/23/35	125	143
6.83%, 10/23/55	400	468
Chinos Intermediate Holdings A Inc.
7.75%, 05/01/19 (d) (e) (f)	278	114
DISH DBS Corp.
7.75%, 07/01/26	200	225
General Motors Co.
5.00%, 04/01/35	228	222
5.20%, 04/01/45	197	190
Gibson Brands Inc.
8.88%, 08/01/18 (a)	394	364
Hilton Domestic Operating Co. Inc.
4.25%, 09/01/24 (a)	100	97

See accompanying Notes to Financial Statements.

30

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
KB Home
7.63%, 05/15/23	583	611
Landry's Inc.
6.75%, 10/15/24 (a)	217	220
Neiman Marcus Group Ltd. Inc.
8.75%, 10/15/21 (a) (f)	135	95
Netflix Inc.
4.38%, 11/15/26 (a)	337	327
New Cotai LLC
10.63%, 05/01/19 (d) (e) (f)	246	185
Numericable - SFR SA
7.38%, 05/01/26 (a)	322	329
Numericable Group SA
5.38%, 05/15/22, EUR (a)	150	165
Schaeffler Verwaltung Zwei GmbH
4.13%, 09/15/21 (a) (f)	200	202
Staples Inc.
2.75%, 01/12/18 (g)	3,000	3,014
Toll Brothers Finance Corp.
4.00%, 12/31/18	513	526
Wave Holdco LLC
8.25%, 07/15/19 (a) (f)	567	575
WideOpenWest Finance LLC
10.25%, 07/15/19	525	554
		8,991
Consumer Staples 4.2%
Altria Group Inc.
2.63%, 09/16/26	153	145
3.88%, 09/16/46	170	157
Century Intermediate Holding Co. 2
9.75%, 02/15/19 (a) (f)	592	588
Dr. Pepper Snapple Group Inc.
2.55%, 09/15/26 (b)	236	218
Hearthside Group Holdings LLC
6.50%, 05/01/22 (a)	302	300
JBS Investments GmbH
7.25%, 04/03/24 (a)	520	543
Kraft Heinz Foods Co.
3.95%, 07/15/25 (b)	264	267
5.00%, 07/15/35	279	292
5.20%, 07/15/45	180	188
4.38%, 06/01/46	184	173
Post Holdings Inc.
5.00%, 08/15/26 (a)	323	309
Reynolds American Inc.
4.45%, 06/12/25 (b)	513	541
Reynolds Group Issuer Inc.
5.75%, 10/15/20	350	361
		4,082
Energy 7.8%
Alta Mesa Holdings LP
7.88%, 12/15/24 (a)	355	367
Calumet Specialty Products Partners LP
11.50%, 01/15/21 (a)	299	342
Chaparral Energy Inc.
0.00%, 09/01/21 (h) (i)	650	583
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/25 (a)	160	163
CITGO Holding Inc.
10.75%, 02/15/20 (a)	185	198
Columbia Pipeline Group Inc.
3.30%, 06/01/20	365	372
5.80%, 06/01/45	274	314
Concho Resources Inc.
4.38%, 01/15/25	311	310
DCP Midstream LLC
5.85%, 05/21/43 (a) (c)	276	235
Denbury Resources Inc.
5.50%, 05/01/22	262	229
Energy Transfer Partners LP
5.15%, 03/15/45	267	256
EnLink Midstream Partners LP
4.15%, 06/01/25	261	253
	Shares/Par†	Value
Enquest Plc
7.00%, 04/15/22 (d) (e) (f)	417	302
EP Energy LLC
8.00%, 11/29/24 (a)	425	457
Halcon Resources Corp.
12.00%, 02/15/22 (a)	446	486
HollyFrontier Corp.
5.88%, 04/01/26	221	226
Petroleos Mexicanos
5.38%, 03/13/22 (a)	200	205
6.50%, 03/13/27 (a)	148	153
Precision Drilling Corp.
7.75%, 12/15/23 (a)	90	95
RSP Permian Inc.
5.25%, 01/15/25 (a)	36	36
Sabine Pass Liquefaction LLC
5.63%, 03/01/25	40	43
5.88%, 06/30/26 (a)	534	575
5.00%, 03/15/27 (a)	275	277
Shell International Finance BV
4.00%, 05/10/46	185	177
SM Energy Co.
6.75%, 09/15/26	275	283
Tesoro Logistics LP
6.13%, 10/15/21	100	105
5.25%, 01/15/25	223	228
Transocean Proteus Ltd.
6.25%, 12/01/24 (a)	338	341
		7,611
Financials 10.4%
AerCap Ireland Capital Ltd.
4.25%, 07/01/20	150	154
4.63%, 10/30/20	367	382
Ally Financial Inc.
5.75%, 11/20/25	375	374
Anheuser-Busch InBev Finance Inc.
3.65%, 02/01/26 (b)	688	697
4.90%, 02/01/46	598	642
Bank of America Corp.
4.20%, 08/26/24	629	640
Barclays Bank Plc
7.75%, 04/10/23 (c)	250	263
Cemex Finance LLC
9.38%, 10/12/22 (a)	200	218
6.00%, 04/01/24 (a)	247	254
Citigroup Inc.
6.25%, (callable at 100 beginning 08/15/26) (j)	336	346
Credit Suisse AG
6.50%, 08/08/23 (a)	481	511
Credit Suisse Group AG
7.50%, (callable at 100 beginning 12/11/23) (a) (j)	259	271
Diamond 1 Finance Corp.
8.35%, 07/15/46 (a)	405	498
HSBC Holdings Plc
4.38%, 11/23/26 (b)	256	258
JPMorgan Chase & Co.
5.30%, (callable at 100 beginning 05/01/20) (j)	600	612
Morgan Stanley
2.63%, 11/17/21	275	271
4.10%, 05/22/23	1,049	1,076
2.28%, 10/24/23 (b) (c)	200	202
4.35%, 09/08/26	268	273
Prudential Financial Inc.
5.87%, 09/15/42 (c)	250	262
Reynolds Group Issuer Inc.
4.38%, 07/15/21 (a) (c)	483	494
Stena AB
7.00%, 02/01/24 (a)	332	294
Wells Fargo & Co.
5.87%, (callable at 100 beginning 06/15/25) (j)	660	693
Ziggo Secured Finance BV
5.50%, 01/15/27 (a)	450	439
		10,124

See accompanying Notes to Financial Statements.

31

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
Health Care 5.1%
Abbott Laboratories
2.90%, 11/30/21	150	150
3.75%, 11/30/26	160	159
4.75%, 11/30/36	215	218
Actavis Funding SCS
4.75%, 03/15/45	305	299
Capsugel SA
7.00%, 05/15/19 (a) (f)	304	307
Centene Corp.
4.75%, 05/15/22	175	177
Concordia Healthcare Corp.
7.00%, 04/15/23 (d) (e)	280	88
Concordia International Corp.
9.00%, 04/01/22 (a)	41	35
Express Scripts Holding Co.
4.80%, 07/15/46	184	176
Gilead Sciences Inc.
2.95%, 03/01/27 (b)	178	170
4.15%, 03/01/47	100	95
HCA Inc.
4.25%, 10/15/19	953	991
Perrigo Finance Unltd. Co.
4.38%, 03/15/26	400	400
Tenet Healthcare Corp.
4.46%, 06/15/20 (c)	543	546
7.50%, 01/01/22 (a)	56	58
8.13%, 04/01/22	236	223
Valeant Pharmaceuticals International Inc.
5.88%, 05/15/23 (a)	309	233
WellCare Health Plans Inc.
5.75%, 11/15/20	667	685
		5,010
Industrials 5.2%
ACCO Brands Corp.
5.25%, 12/15/24 (a)	120	121
Advanced Disposal Services Inc.
5.63%, 11/15/24 (d) (e)	325	323
Aircastle Ltd.
4.63%, 12/15/18	539	563
5.00%, 04/01/23	145	148
Bombardier Inc.
4.75%, 04/15/19 (a)	145	146
7.50%, 03/15/25 (a)	300	296
Florida East Coast Holdings Corp.
6.75%, 05/01/19 (a)	437	452
General Electric Co.
5.00%, (callable at 100 beginning 01/21/21) (b) (j)	1,815	1,883
International Lease Finance Corp.
6.25%, 05/15/19	450	484
Siemens Financieringsmaatschappij NV
2.35%, 10/15/26 (a) (b)	750	693
		5,109
Information Technology 1.6%
Microsoft Corp.
3.45%, 08/08/36 (b)	400	379
3.95%, 08/08/56 (b)	150	141
NXP BV
4.13%, 06/01/21 (a)	465	480
Oracle Corp.
2.40%, 09/15/23 (b)	150	145
3.85%, 07/15/36	100	97
Visa Inc.
4.30%, 12/14/45	334	352
		1,594
Materials 3.3%
Anglo American Plc
3.63%, 05/14/20 (a)	605	612
Ardagh Packaging Finance Plc
3.96%, 12/15/19 (a) (c)	750	761
CF Industries Inc.
3.40%, 12/01/21 (a)	350	346
4.50%, 12/01/26 (a) (b)	75	74
	Shares/Par†	Value
FMG Resources August 2006 Pty Ltd.
9.75%, 03/01/22 (a)	160	186
Freeport-McMoRan Inc.
3.88%, 03/15/23	151	139
4.55%, 11/14/24	257	241
5.40%, 11/14/34	271	228
Hexion US Finance Corp.
6.63%, 04/15/20	500	442
Samarco Mineracao SA
0.00%, 09/26/24 (a) (h) (i)	240	130
Scotts Miracle-Gro Co.
5.25%, 12/15/26 (a)	24	24
		3,183
Telecommunication Services 2.8%
SES Global Americas Holdings GP
5.30%, 03/25/44 (a)	203	174
Sprint Corp.
7.13%, 06/15/24	175	180
Sprint Spectrum Co LLC
3.36%, 09/20/21 (a)	303	304
Telesat Canada
8.88%, 11/15/24 (a)	233	243
Verizon Communications Inc.
2.63%, 02/21/20	700	706
4.27%, 01/15/36	500	478
5.01%, 08/21/54	218	216
Wind Acquisition Finance SA
3.69%, 07/15/20, EUR (a) (b) (c)	375	395
		2,696
Utilities 1.7%
Enel SpA
8.75%, 09/24/73 (a) (c)	276	314
Exelon Corp.
5.10%, 06/15/45	188	199
FirstEnergy Corp.
7.38%, 11/15/31	325	418
FirstEnergy Transmission LLC
5.45%, 07/15/44 (a)	197	209
GenOn Energy Inc.
9.50%, 10/15/18	300	212
Wisconsin Energy Corp.
3.55%, 06/15/25	256	261
		1,613
Total Corporate Bonds And Notes (cost $49,890)		50,013
VARIABLE RATE SENIOR LOAN INTERESTS 31.2% (c)
Consumer Discretionary 13.0%
1011778 B.C. Unltd. Liability Co.
Term Loan B-2, 3.75%, 12/10/21	1,009	1,017
AMAYA Holdings BV
1st Lien Term Loan, 5.00%, 07/29/21	509	511
ARAMARK Services Inc.
Term Loan E, 3.34%, 09/21/19	501	506
Bass Pro Group LLC
Term Loan B, 5.97%, 04/01/24	850	841
Caesars Growth Properties Holdings LLC
Term Loan, 6.25%, 04/10/21	389	391
Charter Communications Operating LLC
Term Loan I, 3.50%, 01/24/23	186	187
Term Loan H, 3.25%, 07/23/23	310	312
Citycenter Holdings LLC
Term Loan B, 4.25%, 10/09/20	738	746
Cowlitz Tribal Gaming Authority
Term Loan, 11.50%, 12/01/21	420	450
CSC Holdings LLC
Term Loan, 3.88%, 10/15/24	259	262
Four Seasons Holdings Inc.
Term Loan B, 3.75%, 11/18/23	586	592
Hilton Worldwide Finance LLC
Term Loan B-2, 3.26%, 10/25/23	659	666
Liberty Cablevision of Puerto Rico LLC
1st Lien Term Loan, 4.50%, 12/24/21	900	893
Lions Gate Entertainment Corp.
1st Lien Term Loan, 3.75%, 10/12/23	195	196

See accompanying Notes to Financial Statements.

32

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
MGM Growth Properies Operating Partnership LP
Term Loan B, 3.50%, 04/15/23	386	390
MGOC Inc.
Term Loan B, 4.00%, 07/31/20	487	488
Mohegan Tribal Gaming Authority
Term Loan B, 5.50%, 09/28/23	524	527
Numericable US LLC
Term Loan B-7, 5.14%, 01/08/24	398	403
Outfront Media Capital LLC
Term Loan B, 3.02%, 01/16/21	495	496
PetSmart Inc.
Term Loan B-2, 4.00%, 10/10/22	582	584
Scientific Games International Inc.
Term Loan B-2, 6.00%, 09/17/21	577	584
Seminole Hard Rock Entertainment Inc.
Term Loan B, 3.59%, 05/15/20	775	779
UFC Holdings LLC
1st Lien Term Loan, 5.00%, 07/22/23	200	202
2nd Lien Term Loan, 8.50%, 07/26/24	100	103
Univision Communications Inc.
Term Loan C-3, 4.00%, 03/01/20	498	500
		12,626
Consumer Staples 1.6%
Dole Food Co. Inc.
Term Loan B, 4.76%, 10/25/18	653	656
Keurig Green Mountain Inc.
Term Loan B, 5.31%, 02/09/23	368	373
Pinnacle Foods Finance LLC
Incremental Term Loan H, 3.25%, 04/29/20	568	573
		1,602
Energy 2.6%
Arch Coal Inc.
Term Loan, 10.00%, 10/05/21	169	171
Chesapeake Energy Corp.
Term Loan, 8.50%, 08/25/21	465	505
Drillships Financing Holding Inc.
Term Loan B-1, 6.00%, 03/31/21	499	321
Drillships Ocean Ventures Inc.
Term Loan B, 5.50%, 07/18/21	199	156
EFS Cogen Holdings I LLC
Term Loan B, 5.25%, 06/30/23	281	283
Samson Investment Co.
2nd Lien Term Loan, 0.00%, 09/25/18 (e) (h) (i)	350	88
Seventy Seven Operating LLC
Term Loan B, 0.00%, 06/18/21 (e) (h) (i)	489	482
TEX Operations Co. LLC
Term Loan B, 5.00%, 08/04/23	422	427
Term Loan C, 5.00%, 08/04/23	96	97
		2,530
Financials 1.2%
Guggenheim Partners LLC
Term Loan, 3.75%, 07/22/23	764	769
Toys R Us Property Co. I LLC
Term Loan B, 6.00%, 08/21/19	389	379
		1,148
Health Care 2.5%
CBS Radio Inc.
Term Loan B, 4.50%, 10/06/23	181	183
DaVita HealthCare Partners Inc.
Term Loan B, 3.50%, 06/20/21	927	935
InVentiv Health Inc.
Term Loan B, 5.25%, 09/29/23	526	530
Valeant Pharmaceuticals International Inc.
Term Loan B, 5.50%, 03/13/22	756	756
		2,404
Industrials 1.7%
Advanced Disposal Services Inc.
Term Loan B-3, 3.50%, 10/27/23	177	178
Commercial Barge Line Co.
1st Lien Term Loan, 9.75%, 11/06/20	334	312
Delta Air Lines Inc.
Term Loan B-1, 3.25%, 10/18/18	640	647
	Shares/Par†	Value
Harbor Freight Tools USA Inc.
Term Loan B, 4.14%, 08/15/23	321	326
Harsco Corp.
Term Loan B, 6.00%, 10/27/23	239	243
		1,706
Information Technology 2.0%
Ancestry.com Operations Inc.
1st Lien Term Loan, 5.25%, 10/14/23	400	404
Avago Technologies Cayman Ltd.
Term Loan B-3, 3.70%, 02/01/23	409	414
Rackspace Hosting Inc.
1st Lien Term Loan, 4.50%, 10/26/23	200	202
RCN Grande
1st Lien Term Loan, 3.75%, 12/09/23	400	402
Western Digital Corp.
Term Loan B-1, 4.50%, 04/29/23	540	549
		1,971
Materials 3.3%
Berry Plastics Holding Corp.
Term Loan D, 3.50%, 01/29/20	501	505
Flex Acquisition Co. Inc.
Term Loan, 8.00%, 12/15/17 (k)	300	299
1st Lien Term Loan, 5.00%, 12/15/23	70	71
FMG Resources August 2006 Pty Ltd.
Term Loan B, 3.75%, 06/30/19	435	436
Forterra Inc.
Term Loan B, 3.75%, 10/30/23	361	365
GCP Applied Technologies Inc.
Term Loan B, 4.25%, 02/03/22	318	320
Kraton Polymers LLC
Term Loan B, 6.00%, 01/06/22	350	354
MacDermid Inc.
Term Loan, 5.00%, 06/07/23	136	137
Platform Specialty Products Corp.
Term Loan B-5, 4.50%, 06/07/20	293	296
Solenis International LP
1st Lien Term Loan, 4.25%, 07/02/21	430	430
		3,213
Real Estate 0.2%
ESH Hospitality Inc.
Term Loan B, 3.77%, 08/15/23	244	247
Telecommunication Services 1.1%
T-Mobile USA Inc.
Term Loan B, 3.52%, 11/03/22	605	612
Windstream Corp.
Delayed Draw Term Loan, 0.00%, 03/29/21 (l)	330	330
Term Loan B-6, 4.75%, 03/29/21	110	111
		1,053
Utilities 2.0%
Dynegy Inc.
Term Loan, 5.00%, 06/27/23	225	228
Energy Future Intermediate Holding Co. LLC
DIP Term Loan, 4.25%, 06/30/17	1,058	1,064
Talen Energy Supply LLC
Term Loan B, 6.00%, 10/18/23	430	435
Vistra Operations Co. LLC
Term Loan B-2, 0.00%, 12/12/23 (l)	200	202
		1,929
Total Variable Rate Senior Loan Interests (cost $30,232)		30,429
PREFERRED STOCKS 0.9%
Energy 0.4%
NuStar Logistics LP, 7.63%, (callable at 25 beginning 01/15/18)	14	361
Financials 0.5%
State Street Corp., 5.35%, (callable at 25 beginning 03/15/26) (j)	19	475
Total Preferred Stocks (cost $859)		836
OTHER EQUITY INTERESTS 0.0%
Quicksilver Resources Inc. Escrow (h) (k) (m)	3,156	—
Quicksilver Resources Inc. Escrow (h) (k) (m)	844	—
Total Other Equity Interests (cost $0)		—

See accompanying Notes to Financial Statements.

33

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
INVESTMENT COMPANIES 0.4%
Kayne Anderson MLP Investment Co.	8	152
PIMCO Dynamic Credit Income Fund	11	220
Total Investment Companies (cost $505)		372
SHORT TERM INVESTMENTS 11.6%
Investment Companies 11.6%
JNL Money Market Fund, 0.34% (n) (o)	11,292	11,292
Total Short Term Investments (cost $11,292)		11,292
Total Investments 97.8% (cost $95,125)		95,278
Total Securities Sold Short (1.8)% (proceeds $1,728)		(1,757)
Other Derivative Instruments 0.1%		90
Other Assets and Liabilities, Net 3.9%		3,845
Total Net Assets 100.0%		$97,456

(a) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. As of December 31, 2016, the net value and the percentage of net assets of these liquid securities was $19,952 and 20.5%, respectively.

(b) All or a portion of the security is pledged or segregated as collateral.

(c) The security or securities in this category have a variable rate. Rate stated was in effect as of December 31, 2016.

(d) Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(e) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees.

(f) Pay-in-kind security. The coupon interest earned by the security may be paid in cash or additional par.

(g) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(h) Non-income producing security.

(i) Issuer was in bankruptcy and/or was in default relating to principal and/or interest. The aggregate value of these securities represented 1.3% of the Fund’s net assets.

(j) Perpetual security.

(k) Security fair valued in good faith in accordance with the procedures approved by the Jackson Variable Series Trust's Board of Trustees. Good faith fair valued securities may be classified as Level 2 or Level 3 for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(l) This variable rate senior loan will settle after December 31, 2016, at which time the interest rate will be determined.

(m) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

(n) Investment in affiliate.

(o) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2016.

SECURITIES SOLD SHORT (1.8%)
CORPORATE BONDS AND NOTES (1.8%)
Health Care (0.8%)
Teva Pharmaceutical Finance Netherlands III BV
3.15%, 10/01/26	(800)	$(739)
Information Technology (1.0%)
QUALCOMM Inc.
3.45%, 05/20/25	(1,000)	(1,018)
Total Corporate Bonds And Notes (proceeds $1,728)		(1,757)
Total Securities Sold Short (1.8%) (proceeds $1,728)		$(1,757)

JNL/T. Rowe Price Capital Appreciation Fund
COMMON STOCKS 61.8%
Consumer Discretionary 8.3%
Adient Plc (a)	115	$6,757
Amazon.com Inc. (a) (b)	27	20,249
ARAMARK Corp.	235	8,380
AutoZone Inc. (a) (b)	16	12,249
Comcast Corp. - Class A (b)	106	7,312
Home Depot Inc.	52	7,000
Liberty Global Plc - Class C (a)	214	6,371
Lowe's Cos. Inc. (b)	129	9,182
O'Reilly Automotive Inc. (a)	68	18,844
Relx Plc	85	1,515
	Shares/Par†	Value
Yum! Brands Inc.	143	9,074
		106,933
Consumer Staples 10.6%
Altria Group Inc. (b)	351	23,721
CVS Health Corp. (b)	83	6,562
Dr. Pepper Snapple Group Inc.	106	9,629
Kraft Heinz Foods Co.	130	11,346
Mondelez International Inc. - Class A	365	16,183
PepsiCo Inc. (b)	102	10,690
Philip Morris International Inc. (b)	275	25,123
Reckitt Benckiser Group Plc	118	9,996
Tyson Foods Inc. - Class A	80	4,913
Walgreens Boots Alliance Inc.	235	19,420
		137,583
Energy 1.4%
Canadian Natural Resources Ltd.	302	9,644
Total SA	168	8,616
		18,260
Financials 7.4%
Bank of New York Mellon Corp. (b)	501	23,747
Hartford Financial Services Group Inc.	39	1,858
Julius Baer Group Ltd.	43	1,895
Marsh & McLennan Cos. Inc.	468	31,635
PNC Financial Services Group Inc.	39	4,573
State Street Corp.	87	6,782
Wells Fargo & Co.	231	12,719
Willis Towers Watson Plc	104	12,702
		95,911
Health Care 15.2%
Abbott Laboratories	689	26,468
Aetna Inc.	131	16,210
Anthem Inc.	57	8,152
Becton Dickinson & Co.	115	18,981
Biogen Inc. (a)	22	6,170
Bristol-Myers Squibb Co. (b)	84	4,905
CIGNA Corp.	108	14,433
Danaher Corp. (b)	306	23,807
Humana Inc.	17	3,533
PerkinElmer Inc.	312	16,289
Thermo Fisher Scientific Inc. (b)	133	18,708
UnitedHealth Group Inc. (b)	125	19,989
Zoetis Inc. - Class A (b)	344	18,434
		196,079
Industrials 3.6%
Boeing Co. (b)	27	4,219
Fortive Corp.	161	8,609
Hubbell Inc.	2	258
IDEX Corp.	8	720
IHS Markit Ltd. (a)	130	4,591
Johnson Controls International Plc	206	8,481
Pentair Plc	138	7,752
Roper Industries Inc.	54	9,820
Sensata Technologies Holding NV (a)	39	1,526
		45,976
Information Technology 11.4%
Alphabet Inc. - Class A (a) (b)	4	3,249
Alphabet Inc. - Class C (a) (b)	37	28,675
Apple Inc. (b)	115	13,342
Fidelity National Information Services Inc.	41	3,116
Fiserv Inc. (a)	257	27,303
FleetCor Technologies Inc. (a)	22	3,180
Intuit Inc.	41	4,684
MasterCard Inc. - Class A	87	9,016
Microsoft Corp. (b)	544	33,835
Texas Instruments Inc. (b)	25	1,810
Visa Inc. - Class A (b)	240	18,699
		146,909
Materials 0.4%
LyondellBasell Industries NV - Class A (b)	61	5,241
Real Estate 0.4%
American Tower Corp. (b)	48	5,125

See accompanying Notes to Financial Statements.

34

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
Telecommunication Services 0.4%
SBA Communications Corp. (a)	56	5,779
Utilities 2.7%
DTE Energy Co.	63	6,246
PG&E Corp.	462	28,050
		34,296
Total Common Stocks (cost $754,856)		798,092
TRUST PREFERRED 0.4%
Utilities 0.4%
SCE Trust I, 5.63%, (callable at 25 beginning 06/15/17) (c)	82	1,901
SCE Trust II, 5.10%, (callable at 25 beginning 03/15/18) (c) (d)	-	6
SCE Trust III, 5.75%, (callable at 25 beginning 03/15/24) (c)	8	212
SCE Trust IV, 5.38%, (callable at 25 beginning 09/15/25) (c) (d)	77	1,913
SCE Trust V, 5.45%, (callable at 25 beginning 03/15/26) (c)	25	632
Total Trust Preferreds (cost $4,946)		4,664
PREFERRED STOCKS 1.6%
Financials 0.5%
Charles Schwab Corp., 5.95%, (callable at 100 beginning 06/01/21) (c)	4	100
Charles Schwab Corp. - Series C, 6.00%, (callable at 25 beginning 12/01/20) (c) (d)	75	1,895
State Street Corp. - Series S, 6.00%, (callable at 25 beginning 12/15/19) (c)	28	708
State Street Corp., 5.35%, (callable at 25 beginning 03/15/26) (c)	35	876
Wells Fargo & Co. - Series L, 7.50% (c) (e)	2	2,606
		6,185
Real Estate 0.5%
American Tower Corp., 5.50%, 02/15/18 (e)	63	6,532
Utilities 0.6%
DTE Energy Co., 0.43%, 10/01/19	91	4,814
NextEra Energy Inc., 6.12%, 09/01/19	70	3,417
		8,231
Total Preferred Stocks (cost $20,752)		20,948
INVESTMENT COMPANIES 0.1%
T. Rowe Price Institutional Floating Rate Fund (f)	111	1,115
Total Investment Companies (cost $1,132)		1,115
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 0.1%
Continental Airlines Inc. Pass-Through Trust
Series 2012-A-1, 4.15%, 04/11/24	17	17
DB Master Finance LLC
Series 2015-A2I-1A, 3.26%, 02/20/19 (g)	93	93
Taco Bell Funding LLC
Series 2016-A2I-1A, 3.83%, 05/26/20 (g)	913	916
Wendys Funding LLC
Series 2015-A2I-1A, 3.37%, 06/15/45 (g)	197	197
Total Non-U.S. Government Agency Asset-Backed Securities (cost $1,220)		1,223
CORPORATE BONDS AND NOTES 21.5%
Consumer Discretionary 5.4%
Amazon.com Inc.
2.60%, 12/05/19	2,965	3,022
AutoZone Inc.
1.63%, 04/21/19	120	119
2.50%, 04/15/21	590	583
CCO Holdings LLC
5.25%, 03/15/21	650	670
6.63%, 01/31/22	2,600	2,694
5.25%, 09/30/22	3,000	3,105
5.13%, 02/15/23	1,850	1,901
5.13%, 05/01/23 (g)	475	489
5.75%, 09/01/23 - 01/15/24	2,865	2,994
5.88%, 04/01/24 (g)	1,075	1,148
Cedar Fair LP
5.25%, 03/15/21	2,339	2,415
	Shares/Par†	Value
Cequel Communications Escrow I LLC
6.38%, 09/15/20 (g)	2,575	2,652
Charter Communications Operating LLC
3.58%, 07/23/20	1,275	1,300
Cox Communications Inc.
6.25%, 06/01/18 (g)	65	69
DISH DBS Corp.
4.63%, 07/15/17	1,300	1,315
4.25%, 04/01/18	500	513
Dollar Tree Inc.
5.75%, 03/01/23	2,500	2,647
Hilton Domestic Operating Co. Inc.
4.25%, 09/01/24 (g)	550	534
Hilton Worldwide Finance LLC
5.63%, 10/15/21	2,350	2,428
Lamar Media Corp.
5.88%, 02/01/22	450	464
Levi Strauss & Co.
6.88%, 05/01/22	1,425	1,493
Limited Brands Inc.
8.50%, 06/15/19	1,555	1,788
7.00%, 05/01/20	925	1,041
6.63%, 04/01/21	3,370	3,783
McDonald's Corp.
2.10%, 12/07/18	85	85
Netflix Inc.
4.38%, 11/15/26 (g)	600	582
Service Corp. International
5.38%, 05/15/24	175	182
Sirius XM Radio Inc.
5.75%, 08/01/21 (g)	900	937
6.00%, 07/15/24 (g)	2,200	2,299
Six Flags Entertainment Corp.
5.25%, 01/15/21 (g)	6,100	6,237
Suburban Propane Partners LP
7.38%, 08/01/21	750	776
Time Warner Cable Inc.
5.85%, 05/01/17	855	867
6.75%, 07/01/18	1,775	1,895
Unitymedia Hessen GmbH & Co. KG
5.50%, 01/15/23 (g)	4,850	5,050
Unitymedia KabelBW GmbH
6.13%, 01/15/25 (g)	2,350	2,415
UPC Holding BV
6.38%, 09/15/22, EUR (g)	1,275	1,426
Yum! Brands Inc.
6.25%, 03/15/18	900	941
5.30%, 09/15/19	125	132
3.88%, 11/01/20	1,850	1,889
3.75%, 11/01/21 (d)	4,151	4,203
3.88%, 11/01/23 (d)	575	551
		69,634
Consumer Staples 0.9%
B&G Foods Inc.
4.63%, 06/01/21	825	842
Kroger Co.
2.00%, 01/15/19 (d)	320	321
PepsiCo Inc.
1.25%, 04/30/18	370	370
Reynolds Group Holdings Inc.
6.88%, 02/15/21	259	267
Reynolds Group Issuer Inc.
5.75%, 10/15/20	3,651	3,765
Rite Aid Corp.
9.25%, 03/15/20	1,480	1,536
6.75%, 06/15/21	1,780	1,869
Spectrum Brands Inc.
6.63%, 11/15/22	850	903
TreeHouse Foods Inc.
6.00%, 02/15/24 (g)	200	210
Walgreens Boots Alliance Inc.
1.75%, 05/30/18	1,215	1,216
		11,299

See accompanying Notes to Financial Statements.

35

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
Energy 2.1%
Canadian Natural Resources Ltd.
1.75%, 01/15/18	550	549
Chevron Corp.
1.37%, 03/02/18	1,750	1,748
Concho Resources Inc.
6.50%, 01/15/22	1,625	1,681
5.50%, 10/01/22 - 04/01/23	6,500	6,736
Diamondback Energy Inc.
4.75%, 11/01/24 (g)	500	490
Enbridge Energy Partners LP
6.50%, 04/15/18	75	79
EQT Corp.
8.13%, 06/01/19	180	202
Matador Resources Co.
6.88%, 04/15/23	725	761
MPLX LP
5.50%, 02/15/23	3,200	3,329
4.50%, 07/15/23	4,950	5,022
4.88%, 12/01/24	1,000	1,028
Range Resources Corp.
5.00%, 08/15/22 - 03/15/23 (g)	2,323	2,302
4.88%, 05/15/25	875	848
Targa Resources Partners LP
4.13%, 11/15/19	575	582
5.25%, 05/01/23	1,275	1,288
4.25%, 11/15/23	1,000	956
		27,601
Financials 4.2%
Altice US Finance I Corp.
5.38%, 07/15/23 (g)	600	623
American Honda Finance Corp.
0.95%, 05/05/17	925	924
AmeriGas Finance LLC
7.00%, 05/20/22 (d)	1,534	1,615
Anheuser-Busch InBev Finance Inc.
1.90%, 02/01/19	630	631
2.15%, 02/01/21 (h)	850	865
2.65%, 02/01/21	1,035	1,040
Bank of New York Mellon Corp.
4.63%, (callable at 100 beginning 09/20/26) (c)	1,225	1,124
4.95%, (callable at 100 beginning 06/20/20) (c)	3,075	3,090
Caterpillar Financial Services Corp.
1.25%, 11/06/17	1,140	1,137
2.25%, 12/01/19 (d)	360	361
CNH Capital LLC
3.63%, 04/15/18	2,200	2,228
CNH Industrial Capital LLC
3.88%, 07/16/18	700	711
Ford Motor Credit Co. LLC
4.25%, 02/03/17	200	201
1.46%, 03/27/17	2,245	2,245
1.63%, 03/27/17 (h)	3,000	3,002
6.63%, 08/15/17	900	927
1.47%, 09/08/17 (h)	1,100	1,100
1.52%, 12/06/17 (h)	2,625	2,622
1.72%, 12/06/17	650	649
2.15%, 01/09/18	1,500	1,502
5.00%, 05/15/18	550	571
2.38%, 03/12/19 (d)	1,700	1,698
2.60%, 11/04/19	2,175	2,171
HUB International Ltd.
9.25%, 02/15/21 (g)	550	569
7.88%, 10/01/21 (g)	4,145	4,379
JPMorgan Chase & Co.
5.30%, (callable at 100 beginning 05/01/20) (c)	3,605	3,679
Marsh & McLennan Cos. Inc.
2.35%, 03/06/20	440	440
3.30%, 03/14/23	180	183
MSCI Inc.
5.25%, 11/15/24 (g)	525	550
5.75%, 08/15/25 (g)	950	1,007
National Rural Utilities Cooperative Finance Corp.
0.95%, 04/24/17	560	560
	Shares/Par†	Value
PNC Financial Services Group Inc.
5.00%, (callable at 100 beginning 11/01/26) (c)	2,650	2,557
Reynolds Group Issuer Inc.
4.38%, 07/15/21 (g) (h)	2,025	2,071
Shell International Finance BV
1.35%, 05/11/20 (h)	465	465
State Street Corp.
5.25%, (callable at 100 beginning 09/15/20) (c)	1,275	1,304
Trinity Acquisition Plc
4.40%, 03/15/26	1,530	1,547
Ziggo Secured Finance BV
5.50%, 01/15/27 (g)	3,275	3,192
		53,540
Health Care 3.9%
Becton Dickinson & Co.
1.80%, 12/15/17	1,036	1,038
2.68%, 12/15/19	854	866
Centene Corp.
5.63%, 02/15/21	2,964	3,116
4.75%, 05/15/22	1,850	1,869
6.13%, 02/15/24	2,200	2,318
4.75%, 01/15/25	1,850	1,806
DaVita HealthCare Partners Inc.
5.75%, 08/15/22	8,375	8,752
Eli Lilly & Co.
1.25%, 03/01/18	745	745
Fresenius Medical Care US Finance II Inc.
5.63%, 07/31/19 (g)	3,306	3,521
5.88%, 01/31/22 (g)	1,825	1,998
Fresenius Medical Care US Finance Inc.
5.75%, 02/15/21 (g)	380	410
Grifols Worldwide Operations Ltd.
5.25%, 04/01/22	1,075	1,113
HCA Inc.
8.00%, 10/01/18	3,145	3,428
3.75%, 03/15/19	1,200	1,233
4.25%, 10/15/19	900	936
6.50%, 02/15/20	5,716	6,253
Hologic Inc.
5.25%, 07/15/22	2,075	2,184
Johnson & Johnson
1.13%, 11/21/17	695	696
Medtronic Inc.
1.50%, 03/15/18	1,555	1,555
2.50%, 03/15/20	985	995
Pfizer Inc.
1.20%, 06/01/18	3,453	3,443
Teleflex Inc.
4.88%, 06/01/26	275	272
UnitedHealth Group Inc.
1.40%, 12/15/17	765	765
WellCare Health Plans Inc.
5.75%, 11/15/20	1,050	1,079
		50,391
Industrials 0.4%
CNH Capital LLC
3.25%, 02/01/17	1,075	1,075
Fortive Corp.
1.80%, 06/15/19 (g)	105	104
IHS Markit Ltd.
5.00%, 11/01/22 (g)	2,090	2,168
Lennox International Inc.
3.00%, 11/15/23	340	330
Manitowoc Foodservice Inc.
9.50%, 02/15/24	150	173
Moog Inc.
5.25%, 12/01/22 (g)	525	536
Xylem Inc.
3.25%, 11/01/26	250	242
		4,628
Information Technology 1.4%
Amphenol Corp.
1.55%, 09/15/17	375	375

See accompanying Notes to Financial Statements.

36

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

	Shares/Par†	Value
Fiserv Inc.
2.70%, 06/01/20	2,325	2,335
Harris Corp.
2.00%, 04/27/18	570	570
NXP BV
3.75%, 06/01/18 (g)	7,725	7,841
4.13%, 06/15/20 (g)	200	207
5.75%, 02/15/21 (g)	2,850	2,943
Visa Inc.
1.20%, 12/14/17	4,390	4,389
		18,660
Materials 0.1%
Cytec Industries Inc.
3.95%, 05/01/25	1,255	1,186
Ecolab Inc.
2.00%, 01/14/19	535	535
		1,721
Real Estate 1.0%
American Tower Corp.
3.30%, 02/15/21	1,800	1,819
CBRE Services Inc.
5.00%, 03/15/23	225	232
Crown Castle International Corp.
4.88%, 04/15/22	1,475	1,571
5.25%, 01/15/23	3,475	3,740
Iron Mountain Inc.
6.00%, 10/01/20 (g)	2,225	2,347
4.38%, 06/01/21 (g)	400	409
6.00%, 08/15/23	100	106
5.75%, 08/15/24	2,150	2,209
		12,433
Telecommunication Services 1.6%
Level 3 Financing Inc.
5.38%, 08/15/22	1,775	1,833
5.63%, 02/01/23	950	974
Lynx I Corp.
6.00%, 04/15/21, GBP (g)	73	93
MetroPCS Wireless Inc.
6.63%, 11/15/20	1,350	1,380
SBA Communications Corp.
4.88%, 07/15/22	3,482	3,534
4.88%, 09/01/24 (g)	5,350	5,283
T-Mobile USA Inc.
5.25%, 09/01/18	200	203
6.54%, 04/28/20	4,200	4,326
Virgin Media Finance Plc
6.00%, 10/15/24 (g)	1,650	1,700
Virgin Media Secured Finance Plc
5.25%, 01/15/26 (g)	1,800	1,778
		21,104
Utilities 0.5%
Berkshire Hathaway Energy Co.
2.40%, 02/01/20	1,255	1,258
CMS Energy Corp.
8.75%, 06/15/19	50	58
Dominion Resources Inc.
2.96%, 07/01/19 (i)	170	172
Southern California Gas Co.
3.20%, 06/15/25	1,475	1,499
Southern Co.
1.55%, 07/01/18	1,930	1,923
1.85%, 07/01/19	620	618
Virginia Electric & Power Co.
3.15%, 01/15/26	345	342
		5,870
Total Corporate Bonds And Notes (cost $275,246)		276,881
VARIABLE RATE SENIOR LOAN INTERESTS 2.9% (h)
Consumer Discretionary 0.6%
1011778 B.C. Unltd. Liability Co.
Term Loan B-2, 3.75%, 12/10/21	721	727
Charter Communications Operating LLC
Term Loan E, 3.00%, 07/01/20	1,235	1,240
	Shares/Par†	Value
Term Loan F, 3.00%, 01/31/21	594	597
Dollar Tree Inc.
Term Loan B-2, 4.25%, 07/06/22	75	76
Hilton Worldwide Finance LLC
Term Loan B-2, 3.26%, 10/25/23	1,449	1,465
Kasima LLC
Term Loan B, 3.25%, 05/17/21	291	293
Yum! Brands Inc.
1st Lien Term Loan B, 3.49%, 05/23/23	3,582	3,629
		8,027
Consumer Staples 0.4%
Chobani LLC
1st Lien Term Loan, 5.25%, 09/30/23	1,900	1,926
Oak Tea Inc.
Term Loan B-1, 4.25%, 05/09/21	1,425	1,432
Pinnacle Foods Finance LLC
Term Loan G, 3.00%, 04/15/20	1,100	1,108
Incremental Term Loan H, 3.25%, 04/29/20	939	947
		5,413
Financials 1.0%
Hub International Ltd.
Term Loan B, 4.00%, 09/16/20	7,452	7,504
UPC Financing Partnership
Term Loan AN, 4.08%, 07/25/24	5,950	6,009
		13,513
Health Care 0.2%
DaVita HealthCare Partners Inc.
Term Loan B, 3.50%, 06/20/21	2,561	2,583
Industrials 0.1%
Manitowoc Foodservice Inc.
Term Loan B, 5.75%, 01/26/23	1,142	1,158
Information Technology 0.1%
Avago Technologies Cayman Ltd.
Term Loan B-3, 3.70%, 02/01/23	348	353
NXP BV
Term Loan F, 3.36%, 12/07/20	718	721
		1,074
Telecommunication Services 0.5%
Intelsat Jackson Holdings SA
Term Loan B-2, 3.75%, 06/30/19	6,275	6,059
Total Variable Rate Senior Loan Interests (cost $37,399)		37,827
SHORT TERM INVESTMENTS 10.0%
Investment Companies 9.9%
JNL Money Market Fund, 0.34% (f) (j)	3,189	3,189
T. Rowe Price Government Reserve Fund, 0.44% (f) (j)	125,431	125,431
		128,620
Securities Lending Collateral 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.39% (j)	880	880
Total Short Term Investments (cost $129,500)		129,500
Total Investments 98.4% (cost $1,225,051)		1,270,250
Total Purchased Options 0.0% (cost $205)		396
Other Derivative Instruments (0.3)%		(4,500)
Other Assets and Liabilities, Net 1.9%		25,363
Total Net Assets 100.0%		$1,291,509

(a) Non-income producing security.

(b) All or a portion of the security is subject to a written call option.

(c) Perpetual security.

(d) All or portion of the security was on loan.

(e) Convertible security.

(f) Investment in affiliate.

(g) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. As of December 31, 2016, the net value and the percentage of net assets of these liquid securities was $71,775 and 5.6%, respectively.

(h) The security or securities in this category have a variable rate. Rate stated was in effect as of December 31, 2016.

See accompanying Notes to Financial Statements.

37

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

(i) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2016.

(j) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2016.

See accompanying Notes to Financial Statements.

38

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

At December 31, 2016, JNL/BlackRock Global Long Short Credit Fund held the following repurchase agreements:

Counter-party	Collateral	Collateral Par†		Collateral Value		Rate	Settlement	Maturity	Proceeds at Maturity	Par†	Value
APS	AbbVie Inc., 4.45%, due 05/14/46		945		$910	0.05%	12/12/16	Open	$874	874	$874
APS	Baxalta Inc., 5.25%, due 06/23/45		475		508	0.05	12/12/16	Open	499	499	499
APS	Express Scripts Holding Co., 4.80%, due 07/15/46		1,422		1,369	0.05	12/12/16	Open	1,337	1,337	1,337
APS	U.S. Treasury Note, 2.13%, due 11/30/23		1,100		1,092	(0.75)	12/30/16	01/03/17	1,092	1,092	1,092
APS	U.S. Treasury Note, 1.50%, due 08/15/26		500		459	0.05	12/30/16	01/03/17	461	461	461
BBP	Deutsche Bank AG, 7.50%, perpetual		200		184	(1.50)	11/25/16	Open	176	176	176
BBP	France Government Bond OAT, 2.25%, due 10/25/22	EUR	2,000	EUR	2,273	(0.85)	11/30/16	Open	2,404	2,284	2,404
BCL	Citigroup Inc., 6.13%, perpetual		808		838	(0.10)	12/15/16	Open	837	837	837
BCL	CVS Health Corp., 5.13%, due 07/20/45		473		530	0.25	12/15/16	Open	524	524	524
BCL	Exxon Mobil Corp., 3.04%, due 03/01/26		1,250		1,249	0.25	12/15/16	Open	1,248	1,248	1,248
BCL	Exxon Mobil Corp., 4.11%, due 03/01/46		1,250		1,284	0.25	12/15/16	Open	1,263	1,263	1,263
BCL	Infor US Inc., 6.50%, due 05/15/22		350		368	0.25	12/15/16	Open	366	366	366
BCL	JPMorgan Chase & Co., 6.75%, perpetual		937		1,012	0.25	12/14/16	Open	1,030	1,030	1,030
BCL	JPMorgan Chase & Co., 2.30%, due 08/15/21		2,800		2,749	0.25	12/16/16	Open	2,744	2,744	2,744
BCL	Philip Morris International Inc., 2.75%, due 02/25/26		2,485		2,391	0.15	12/15/16	Open	2,386	2,386	2,386
BCL	Seagate HDD Cayman, 4.75%, due 06/01/23		750		744	0.25	12/15/16	Open	741	741	741
BCL	Wells Fargo & Co., 2.10%, due 07/26/21		2,800		2,726	0.25	12/20/16	Open	2,730	2,730	2,730
BNP	U.S. Treasury Bond, 2.25%, due 08/15/46		8,753		7,342	(1.75)	12/30/16	01/03/17	7,386	7,386	7,386
CGM	AECOM, 5.88%, due 10/15/24		340		366	0.00	11/03/16	Open	380	380	380
CGM	Ally Financial Inc., 5.13%, due 09/30/24		250		256	(0.50)	11/17/16	Open	253	253	253
CGM	Anadarko Petroleum Corp., 6.60%, due 03/15/46		400		496	0.05	11/07/16	Open	483	483	483
CGM	Anheuser-Busch InBev Finance Inc., 4.90%, due 02/01/46		1,425		1,542	0.10	11/16/16	Open	1,571	1,571	1,571
CGM	Bank of Communications Co. Ltd., 5.00%, perpetual		200		205	(3.00)	11/25/16	Open	217	217	217
CGM	Citigroup Inc., 6.13%, perpetual		692		718	(0.30)	12/12/16	Open	717	717	717
CGM	CVS Health Corp., 5.13%, due 07/20/45		1,427		1,600	0.05	11/14/16	Open	1,741	1,741	1,741
CGM	Enterprise Products Operating LLC, 3.95%, due 02/15/27		1,000		1,027	0.00	12/28/16	Open	1,025	1,025	1,025
CGM	Ford Motor Credit Co. LLC, 4.39%, due 01/08/26		800		813	0.10	11/18/16	Open	853	853	853
CGM	JPMorgan Chase & Co., 4.13%, due 12/15/26		1,400		1,433	0.05	10/06/16	Open	1,523	1,522	1,523
CGM	Kennametal Inc., 3.88%, due 02/15/22		38		37	0.00	01/12/16	Open	38	38	38
CGM	Kinder Morgan Inc., 4.30%, due 06/01/25		1,500		1,548	(0.62)	12/09/16	Open	1,528	1,528	1,528
CGM	Merck & Co. Inc., 3.70%, due 02/10/45		1,100		1,052	0.10	03/22/16	Open	1,066	1,066	1,066
CGM	Morgan Stanley, 5.45%, perpetual		1,500		1,489	0.10	12/12/16	Open	1,504	1,504	1,504
CGM	Morgan Stanley, 3.88%, due 01/27/26		1,400		1,418	0.10	10/06/16	Open	1,493	1,493	1,493
CGM	Morgan Stanley, 3.13%, due 07/27/26		1,425		1,365	0.10	11/14/16	Open	1,398	1,398	1,398
CGM	Mylan NV, 5.25%, due 06/15/46		1,425		1,321	0.10	11/04/16	Open	1,493	1,493	1,493
CGM	Novartis Capital Corp., 4.00%, due 11/20/45		1,100		1,113	0.10	03/21/16	Open	1,163	1,163	1,163
CGM	QUALCOMM Inc., 3.45%, due 05/20/25		1,170		1,191	0.10	03/16/16	Open	1,209	1,209	1,209
CGM	Teva Pharmaceutical Finance Netherlands III BV, 3.15%, due 10/01/26		300		278	0.10	11/04/16	Open	291	291	291
CGM	Verizon Communications Inc., 4.86%, due 08/21/46		1,400		1,427	0.10	10/06/16	Open	1,554	1,554	1,554
CSI	U.S. Treasury Note, 1.75%, due 11/30/21		1,331		1,320	(2.50)	12/30/16	01/03/17	1,321	1,321	1,321
CSI	Verizon Communications Inc., 2.63%, due 08/15/26		1,500		1,384	0.10	11/04/16	Open	1,446	1,446	1,446
DUB	France Government Bond OAT, 2.25%, due 10/25/22	EUR	1,700	EUR	1,932	(0.70)	12/08/16	Open	2,028	1,926	2,028
DUB	U.S. Treasury Bond, 2.25%, due 08/15/46		5,735		4,810	0.20	11/03/16	Open	5,369	5,369	5,369
DUB	U.S. Treasury Note, 1.00%, due 11/30/18		740		738	(3.50)	12/30/16	01/03/17	738	738	738
DUB	U.S. Treasury Note, 2.00%, due 11/15/26		2,558		2,458	(1.50)	12/30/16	01/03/17	2,459	2,459	2,459
JPM	Ecuador Government International Bond, 7.95%, due 06/20/24		200		193	(0.50)	12/15/16	02/03/17	206	206	206
JPM	France Government Bond OAT, 2.25%, due 10/25/22	EUR	2,000	EUR	2,273	(1.50)	12/01/16	Open	2,393	2,273	2,393
JPM	Industrial & Commercial Bank of China Ltd., 6.00%, perpetual		200		211	(0.50)	12/15/16	02/03/17	220	220	220
JPM	Syngenta Finance NV, 1.88%, due 11/02/21	EUR	100	EUR	107	(1.05)	10/18/16	Open	119	113	119
JPM	U.S. Treasury Note, 1.00%, due 11/15/19		3,465		3,422	0.25	11/23/16	Open	3,430	3,430	3,430
JPM	U.S. Treasury Note, 1.63%, due 10/31/23		4,155		3,994	0.10	12/13/16	Open	3,999	3,999	3,999
MLP	Morgan Stanley, 5.55%, perpetual		389		394	(0.38)	07/14/16	Open	393	393	393
MLP	U.S. Treasury Note, 1.00%, due 11/15/19		900		889	0.05	12/30/16	01/03/17	890	890	890

See accompanying Notes to Financial Statements.

39

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

Counter-party	Collateral	Collateral Par†	Collateral Value	Rate	Settlement	Maturity	Proceeds at Maturity	Par†	Value
RBC	CBS Corp., 2.90%, due 01/15/27	950	884	0.15	12/13/16	Open	884	884	884
RBC	CDW LLC, 5.50%, due 12/01/24	160	165	0.15	11/10/16	Open	170	170	170
RBC	Celgene Corp., 3.88%, due 08/15/25	1,000	1,017	0.15	11/18/16	Open	1,030	1,030	1,030
RBC	Goldman Sachs Group Inc., 3.75%, due 02/25/26	2,859	2,874	0.40	12/16/16	Open	2,873	2,873	2,873
RBC	JC Penney Corp. Inc., 5.88%, due 07/01/2023	1,250	1,295	(0.25)	09/16/16	Open	1,319	1,319	1,319
RBC	LifePoint Health Inc., 5.50%, due 12/01/21	510	531	0.15	11/18/16	Open	532	532	532
RBC	Target Corp., 4.00%, due 07/01/42	1,667	1,666	0.40	12/29/16	Open	1,692	1,692	1,692
RBC	Teva Pharmaceutical Finance Netherlands III BV, 3.15%, due 10/01/26	300	277	0.15	11/25/16	Open	279	279	279
RBC	Teva Pharmaceutical Finance Netherlands III BV, 4.10%, due 10/01/46	2,000	1,724	(0.15)	11/18/16	Open	1,720	1,720	1,720
RBC	United Rentals North America Inc., 5.88%, due 09/15/26	410	426	0.15	11/15/16	Open	418	418	418
RBC	Welltower Inc., 4.00%, due 06/01/25	544	557	0.40	12/21/16	Open	554	554	554
									86,080

See accompanying Notes to Financial Statements.

40

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2016

Currency Abbreviations:

AED - United Arab Emirates Dirham	EUR - European Currency Unit (Euro)	KES - Kenyan Shilling	RUB - Russian Ruble
AUD - Australian Dollar	GBP - British Pound	KRW - Korean Won	SAR - Saudi Riyal
BRL - Brazilian Real	GEL - Georgian Lari	LKR - Sri Lankan Rupee	SEK - Swedish Krona
CAD - Canadian Dollar	HKD - Hong Kong Dollar	MXN - Mexican Peso	SGD - Singapore Dollar
CHF - Swiss Franc	HUF - Hungarian Forint	MYR - Malaysian Ringgit	THB - Thai Baht
CLP - Chilean Peso	IDR - Indonesian Rupiah	NOK - Norwegian Krone	TRY - New Turkish Lira
CNH - Chinese Offshore Yuan	ILS - Israeli New Shekel	NZD - New Zealand Dollar	TWD - Taiwan Dollar
CNY - Chinese Yuan	INR - Indian Rupee	OMR - Omani Rial	UGX - Uganda Shilling
COP - Colombian Peso	ISK - Icelandic Krona - Onshore	PHP - Philippine Peso	USD - United States Dollar
DKK - Danish Krone	ISO - Icelandic Krona - Offshore	PLN - Polish Zloty	ZAR - South African Rand
DOP - Dominican Peso	JPY - Japanese Yen	RSD - Serbian Dinar

Abbreviations:

ADR - American Depositary Receipt	iTraxx - Group of international credit derivative indexes monitored
ASX - Australian Stock Exchange	by the International Index Company
CAC - Cotation Assistee en Continu	JSE - Johannesburg Stock Exchange
CDI - Chess Depository Interest	LIBOR - London Interbank Offer Rate
CDX.NA.HY - Credit Default Swap Index - North American - High Yield	LME - London Metal Exchange
CDX.NA.IG - Credit Default Swap Index - North American - Investment Grade	MBS - Mortgage Backed Security
CLO - Collateralized Loan Obligation	MCDX.NA - Municipal Credit Defualt Swap Index - North American
CPURNSA - CPI Consumers Index Non-Seasonally Adjusted	MLP - Master Limited Partnership
EAFE - Europe, Australia and Far East	MSCI - Morgan Stanley Capital International
ETF - Exchange Traded Fund	NASDAQ - National Association of Securities Dealers Automated Quotations
Euribor - Europe Interbank Offered Rate	OAT - Obligations Assimilables du Tresor
Euro-Bobl - debt instrument issued by the Federal Republic of Germany	OJSC - Open Joint-Stock Company
with a term of 4.5 to 5.5 years	RBOB - Reformulated Gasoline Blendstock for Oxygen Blending
Euro-Bund - debt instrument issued by the Federal Republic of Germany	REMIC - Real Estate Mortgage Investment Conduit
with a term of 8.5 to 10.5 years	SGX - Singapore Exchange
Euro-OAT - debt instrument issued by the Republic of France	SPDR - Standard & Poor's Depositary Receipt
with a term of 8.5 to 10.5 years	SPI - Schedule Performance Index
Euro-Schatz - debt instrument issued by the Federal Republic of Germany	ULSD - Ultra Low Sulfur Diesel
with a term of 1.75 to 2.25 years
FTSE - Financial Times and the London Stock Exchange
GDR - Global Depositary Receipt

Counterparty Abbreviations:

ANZ - Australia and New Zealand Banking Group LTD.	HSB - HSBC SECURITIES, INC.
APS - Amherst Pierpont Securities LLC	JPM - JPMorgan Chase Bank N.A.
BBH - Brown Brothers Harriman & Co.	MLP - Merrill Lynch, Pierce, Fenner, & Smith
BBP - Barclays Bank Plc	MSC - Morgan Stanley & Co., Incorporated
BCL - Barclays Capital Inc.	NSI - Nomura Securities International
BNP - BNP Paribas Securities	RBC - Royal Bank of Canada
BOA - Banc of America Securities LLC/Bank of America NA	RBS - Royal Bank of Scotland
CGM - Citigroup Global Markets	SCB - Standard Chartered Bank
CIT - Citibank, Inc.	SGB - Societe Generale Bannon LLC
CON - Convergex GLB	SGN - Societe Generale, NY
CSI - Credit Suisse Securities, LLC	SIG - Susquehanna Investment Group
DUB - Deutsche Bank Alex Brown Inc.	SSB - State Street Brokerage Services, Inc.
GSC - Goldman Sachs & Co.	UBS - UBS Securities LLC
GSI - Goldman Sachs International

†   For funds with fixed income securities, par amounts are listed in United States Dollars unless otherwise noted. Options are quoted in unrounded number of contracts or notional. Futures are quoted in unrounded contracts.

"-" Amount rounds to less than one thousand or 0.05%.

Determinations of liquidity in the Schedules of Investments is unaudited.

See accompanying Notes to Financial Statements.

41

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Jackson Variable Series Trust:

We have audited the accompanying (consolidated, where applicable) statements of assets and liabilities of JNL/BlackRock Global Long Short Credit Fund, JNL/DFA U.S. Micro Cap Fund, JNL/DoubleLine Total Return Fund, JNL/PIMCO Credit Income Fund, JNL/PPM America Long Short Credit Fund, and JNL/T. Rowe Price Capital Appreciation Fund (the “Funds”), including the summary schedules of investments, as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended (collectively, the "financial statements"), the financial highlights for each of the years or periods in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedules of investments as of December 31, 2016 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedules of investments are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedules of investments based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, transfer agents and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements (consolidated where applicable), financial highlights, and schedules of investments referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2016, and the results of their operations for the year then ended, the changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

February 24, 2017

(b)  Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes have been made.

Item 11.  Controls and Procedures.

(a)               The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized, and reported within the periods specified in the rules and forms of the U.S. Securities and Exchange Commission.  Such information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within ninety (90) days prior to the filing date of this report on Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant’s management, including the registrant’s principal executive officer and the registrant’s principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures.  Based on such evaluation, the registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are effective.

(b)               There have been no significant changes in the registrant’s internal controls over financial reporting during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal controls over financial reporting.  There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this report on Form N-CSR.

Item 12.  Exhibits.

(a)	(1) Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (as defined in Item 2(b) of Form N-CSR) is attached hereto.

(2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.
(3) Not applicable.

(b)	The certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Jackson Variable Series Trust

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 7, 2017

By:	/s/ Daniel W. Koors
Daniel W. Koors
Principal Financial Officer

Date:	March 7, 2017

EXHIBIT LIST

Exhibit 12(a)(1)	Registrant’s Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

Exhibit 12(a)(2)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Exhibit 12(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.